UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22167

Allianz Funds Multi-Strategy Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York 10019

(Address of principal executive offices) (Zip code)

Scott Whisten

1633 Broadway

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3367

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Item 1. Report to Shareholders

Allianz Multi-Strategy Funds

SHARE CLASSES A, C, R, P, INSTITUTIONAL, R6, ADMINISTRATIVE

Annual Report

September 30, 2018

AllianzGI Retirement 2020 Fund

AllianzGI Retirement 2025 Fund

AllianzGI Retirement 2030 Fund

AllianzGI Retirement 2035 Fund

AllianzGI Retirement 2040 Fund

AllianzGI Retirement 2045 Fund

AllianzGI Retirement 2050 Fund

AllianzGI Retirement 2055 Fund

AllianzGI Multi Asset Income Fund (formerly AllianzGI Retirement Income Fund)

AllianzGI Global Allocation Fund

AllianzGI Best Styles Global Equity Fund

AllianzGI Best Styles International Equity Fund

AllianzGI Best Styles U.S. Equity Fund

AllianzGI Convertible Fund

AllianzGI Core Bond Fund

AllianzGI Core Plus Bond Fund

AllianzGI Emerging Markets Consumer Fund

AllianzGI Emerging Markets Debt Fund

AllianzGI Emerging Markets Small-Cap Fund

AllianzGI Europe Equity Dividend Fund

AllianzGI Global Dynamic Allocation Fund

AllianzGI Global High Yield Fund

AllianzGI Global Sustainability Fund

AllianzGI Global Water Fund

AllianzGI High Yield Bond Fund

AllianzGI International Growth Fund

AllianzGI International Small-Cap Fund

AllianzGI Micro Cap Fund

AllianzGI NFJ Emerging Markets Value Fund

AllianzGI NFJ International Small-Cap Value Fund

AllianzGI PerformanceFee Managed Futures Strategy Fund

AllianzGI PerformanceFee Structured US Equity Fund

AllianzGI PerformanceFee Structured US Fixed Income Fund

AllianzGI Preferred Securities and Income Fund

AllianzGI Real Estate Debt Fund

AllianzGI Short Duration High Income Fund

AllianzGI Short Term Bond Fund

AllianzGI Structured Return Fund

AllianzGI U.S. Equity Hedged Fund

AllianzGI Ultra Micro Cap Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Multi-Strategy Funds, prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectuses and summary prospectuses. Please read the prospectus carefully before you invest.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

2–3	Letter from the President
4–110	Fund Summaries
111–112	Important Information
113–116	Benchmark Descriptions
117–204	Schedules of Investments
206–219	Statements of Assets and Liabilities
220–232	Statements of Operations
234–249	Statements of Changes in Net Assets
250–311	Financial Highlights
312–390	Notes to Financial Statements
391	Report of Independent Registered Public Accounting Firm
392–393	Tax Information
394	Changes to the Board of Trustees and Fund Officers
395–400	Matters Relating to the Trustees’ Consideration of the Investment Management Agreements
401–402	Privacy Policy
403-405	Board of Trustees and Officers

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. AllianzGI target-date funds seek to manage risk and return by blending two separately-managed portfolios: a return-generating portfolio for growth potential, and a defensive portfolio for principal protection. The balance grows increasingly defensive over time until the target date is reached, after which the Fund’s assets roll into a retirement income strategy. The principal values of the Funds are not guaranteed at any time, including the target date. Please refer to each Fund’s applicable current prospectus for complete details.

Letter from the President

Thomas J. Fuccillo

President & CEO

Dear Shareholder,

U.S. economic expansion accelerated during the twelve-month fiscal reporting period ended September 30, 2018. In contrast, economic growth overseas moderated. Against this backdrop, the overall U.S. equity market rallied sharply, whereas international equities generated mixed results. Elsewhere, the overall U.S. bond market posted a small decline during the reporting period.

12 Months in Review

For the 12-month period ended September 30, 2018, U.S. stocks, as measured by the Standard & Poor’s 500 Index, gained 17.91%. Two measures of stock performance in developed international and global markets, the MSCI EAFE (Europe, Australasia and Far East) Index (net) and the MSCI World Index (net), returned 2.74% and 11.24%, respectively, in dollar-denominated terms. Elsewhere, the MSCI Emerging Markets Index (net) returned -0.81%. With respect to bonds, the Bloomberg Barclays U.S. Credit Index returned -1.10%, whereas the Bloomberg Barclays Global High Yield Index rose 0.27%. The Bloomberg Barclays U.S. Government Bond Index returned 0.41%, while the broader bond market index, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned -1.22%.

Turning to the U.S. economy, gross domestic product (“GDP”), the value of goods and services produced in the country, which is the broadest measure of economic activity and the principal indicator of economic performance, expanded at an annual pace of 2.3% during the fourth quarter of 2017, 2.2% during the first quarter of 2018 and then accelerated to an annual pace of 4.2% during the second quarter of 2018 — the best reading since the third quarter of 2014. Finally, the Commerce Department’s initial reading — released after the reporting period had ended — showed that GDP grew at an annual pace of 3.5% during the third quarter of 2018.

After raising interest rates three times in 2017, the U.S. Federal Reserve (the “Fed”) again raised rates at its meetings in March, June and September 2018. The last hike pushed the federal funds rate to a range between 2.00% and 2.25%. At its meeting in September 2018, the Fed announced that it anticipated raising rates one more time before the end of the year.

2	September 30, 2018 |	Annual Report

Outlook

Economic growth in the U.S. accelerated during the second quarter of 2018, but the end of the economic cycle may be closer than anticipated by the consensus forecast. In our view, a pro-growth mix of economic policies has set conditions conducive to more rapid increases in consumer spending, business investment and labor compensation. Consumer spending is brisk and measures of business optimism seem to break records every month.

Looking ahead to the last few months of the year, however, these outcomes cannot be assured. Households and businesses may well rethink their spending plans over the months ahead as they evaluate the meaning of tax changes, government spending, economic policy adjustments and new risks to their well-being. If capital expenditures by businesses go to unproductive investment, productivity fails to accelerate and inflation-adjusted workers’ compensation does not increase, real economic growth could languish.

While Fed monetary policymakers will continue to base their interest-rate decisions on the flow of inflation, wage and labor market data, how the Fed implements monetary policy over the next several years may be at least as important as the timing and magnitude of its policy decisions.

Meanwhile, the interconnectedness of the U.S. economy to other countries remains intricate and deep. Even as trade relations deteriorate, we believe the forces of globalization and technological revolution promise to defeat the forces of nationalism, populism and withdrawal from multilateral arrangements. Even if U.S.-China and U.S.-European Union trade relations play out acrimoniously over the years ahead, for example, a complicated and extensive flow of goods, services, resources and intellectual property between the nations will continue based, for the time being, on a co-dependency built up over the last three decades.

On behalf of Allianz Global Investors U.S. LLC, the Funds’ investment manager, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

Annual Report	| September 30, 2018	3

Unaudited

AllianzGI Target-Date Funds*

For the period of October 1, 2017 through September 30, 2018, as provided by the Multi-Asset US Group.

Fund Insights

For the twelve-month period ended September 30, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Target-Date Funds (the “Funds”) returned between 2.56% and 7.19% with longer dated Funds posting more favorable results. In terms of relative performance, all strategies underperformed their respective benchmarks (Morningstar Lifetime Moderate series) for the twelve-month period.

Market Overview

At the start of the period, political developments in the U.S. and Japan helped drive returns for global equities. The passage of the Tax Cuts and Jobs Act in late December drove US equities on the hope that the lower corporate tax rate would result in higher capital investment and provide a further boost to economic growth. Japanese equities rallied after Prime Minister Shinzo Abe’s victory in snap elections in October was perceived as a mandate for him to continue with his market-friendly policies. However, political outcomes in the euro zone, including a failure to resolve the question of Catalonia’s secession from Spain and Angela Merkel’s failure to establish a coalition government by year-end, led to declines in European equities. Macroeconomic and policy uncertainty led to several new themes including (i) a re-emergence of volatility, (ii) renewed vigilance about the possibility of creeping inflation, and (iii) revised forecasts for the pace and magnitude of increases in the benchmark interest rate of the U.S. Federal Reserve.

In March, these factors, combined with the looming threat of a global trade war between the U.S. and its major trading partners weighed on markets. While the trade war rhetoric receded for the most part in April, it returned in late May with the U.S. administration imposing tariffs on steel and aluminum imports from the EU, Canada and Mexico. Since June, slower growth in world trade, among other factors, contributed to a loss in momentum in economic activity across advanced economies. The U.S., however, remained ahead of the pack of major economies in terms of growth.

Overall for the period, after touching peaks in January, most equity markets suffered corrections in February and March and then rallied to finish the period with strongly positive returns. Global equities returned more than 9.0% (MSCI ACWI) while U.S. equities (MSCI U.S.) returned nearly two times the global equity return. Among the worst performers for the period were equities in emerging markets—especially in local terms in markets where currencies depreciated strongly—as well as in Europe. Within the US, large cap stocks outperformed small cap stocks and growth outperformed value. US government bonds and global sovereign bonds each finished down. Monetary policy continued to tighten in developed economies. In total, the U.S. Federal Reserve raised rates four times, while the Bank of England raised rates twice. While rates remained on hold in other developed economies, the European Central Bank announced it would end its bond-buying program by the end of 2018 and the Bank of Japan gave itself more flexibility by expanding its target for the 10-year bond yield. In contrast, the central banks of several emerging markets countries raised rates as they sought to stem currency weakness.

Portfolio Review

U.S. equities were the most important contributor for the Funds’ performance during the reporting period. In addition, Asian and emerging market equities contributed positively. European equities, government bonds and corporate bonds, on the other hand, detracted from performance. Furthermore, selection in equities detracted from relative performance versus the benchmark.

At the end of the reporting period, the Funds were overweight U.S. equities and underweight emerging market equities. The Funds also were underweight U.S. government bonds.

Outlook

Recognizing that the expansion in global growth that started in mid-2016 may have peaked in some major economies, we are focused on the sources of further downside risks. Such risks include escalation in trade and diplomatic tensions between the U.S. and China, persistently higher oil prices, currency volatility weighing on vulnerable emerging markets and a more abrupt tightening in financial market conditions in major economies, among others.

We believe that U.S. equities remain the most attractive of developed market equities in the near term. In Europe, in light of the deteriorating macro backdrop, we continue to expect fiscal policy uncertainty in the periphery and the prospect of further tightening in monetary policy to weigh on European equities. We anticipate challenges for broad emerging markets equities and debt but see opportunities to differentiate within the asset class. The returns on fixed income assets in recent months have been almost invariably negative and we see limited prospect of a significant broad turnaround—especially given the trend of rising global inflation, rising interest rates globally and a still-healthy global growth dynamic. Again, however, opportunities exist to differentiate among sovereign bonds. We remain constructive on the U.S. dollar versus major developed currencies as of the end of the period.

* The “Target-Date Funds” are the AllianzGI Retirement 2020 Fund, the AllianzGI Retirement 2025 Fund, the AllianzGI Retirement 2030 Fund, the AllianzGI Retirement 2035 Fund, the AllianzGI Retirement 2040 Fund, the AllianzGI Retirement 2045 Fund, the AllianzGI Retirement 2050 Fund, and the AllianzGI Retirement 2055 Fund.

4	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Retirement 2020 Fund

Average Annual Total Return for the period ended September 30, 2018

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2020 Fund Class A	2.56%	4.30%	6.98%
AllianzGI Retirement 2020 Fund Class A (adjusted)	–3.08%	3.13%	6.36%
AllianzGI Retirement 2020 Fund Class C	1.79%	3.53%	6.18%
AllianzGI Retirement 2020 Fund Class C (adjusted)	0.80%	3.53%	6.18%
AllianzGI Retirement 2020 Fund Class R	2.21%	3.55%	6.44%
AllianzGI Retirement 2020 Fund Class P	2.87%	4.61%	7.28%
AllianzGI Retirement 2020 Fund Class R6	2.95%	4.71%	7.38%
AllianzGI Retirement 2020 Fund Administrative Class	2.61%	4.34%	7.03%
Morningstar Lifetime Moderate 2020 Index	5.50%	6.03%	9.45%
AllianzGI 2020 Strategic Benchmark	4.67%	4.70%	6.53%
Lipper Mixed-Asset Target 2020 Funds Average	4.44%	5.29%	8.43%

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 1.19% for Class A shares, 1.94% for Class C shares, 1.44% for Class R shares, 0.79% for Class P shares, 0.69% for Class R6 shares, and 1.04% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Fund Allocation (as of September 30, 2018)

AllianzGI Global Dynamic Allocation	63.7%
AllianzGI Advanced Core Bond	17.5%
AllianzGI Best Styles U.S. Equity	6.1%
Vanguard Mortgage-Backed Securities	3.5%
iShares TIPS Bond	1.3%
AllianzGI Short Duration High Income	1.2%
iShares U.S. Preferred Stock	0.9%
AllianzGI Emerging Markets Small-Cap	0.9%
Other	0.9%
Cash & Equivalents — Net	4.0%

Annual Report	| September 30, 2018	5

Unaudited

AllianzGI Retirement 2020 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,018.10	$1,014.60	$1,016.30	$1,019.90	$1,020.40	$1,017.90
Expenses Paid During Period	$1.92	$5.66	$3.64	$0.35	$0.02	$1.62

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,023.16	$1,019.45	$1,021.46	$1,024.72	$1,025.05	$1,023.46
Expenses Paid During Period	$1.93	$5.67	$3.65	$0.36	$0.02	$1.62

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.38% for Class A, 1.12% for Class C, 0.72% for Class R, 0.07% for Class P, less than 0.005% for Class R6 and 0.32% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

6	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Retirement 2025 Fund

Average Annual Total Return for the period ended September 30, 2018

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2025 Fund Class A	4.30%	5.27%	5.93%
AllianzGI Retirement 2025 Fund Class A (adjusted)	–1.44%	4.08%	5.04%
AllianzGI Retirement 2025 Fund Class R	3.94%	4.89%	5.54%
AllianzGI Retirement 2025 Fund Class P	4.65%	5.59%	6.25%
AllianzGI Retirement 2025 Fund Class R6	4.73%	5.69%	6.35%
AllianzGI Retirement 2025 Fund Administrative Class	4.34%	5.30%	5.97%
Morningstar Lifetime Moderate 2025 Index	6.34%	6.76%	9.03%
AllianzGI 2025 Strategic Benchmark	6.34%	5.58%	6.16%
Lipper Mixed-Asset Target 2025 Funds Average	5.49%	6.13%	8.13%

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 1.23% for Class A shares, 1.48% for Class R shares, 0.83% for Class P shares, 0.73% for Class R6 shares and 1.08% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Fund Allocation (as of September 30, 2018)

AllianzGI Global Dynamic Allocation	72.0%
AllianzGI Advanced Core Bond	13.4%
AllianzGI Best Styles U.S. Equity	9.5%
AllianzGI Emerging Markets Small-Cap	0.6%
iShares TIPS Bond	0.6%
AllianzGI Short Duration High Income	0.3%
Cash & Equivalents — Net	3.6%

Annual Report	| September 30, 2018	7

Unaudited

AllianzGI Retirement 2025 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,024.90	$1,023.40	$1,027.20	$1,027.70	$1,025.40
Expenses Paid During Period	$1.68	$3.45	$0.15	$0.01	$1.47

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,023.41	$1,021.66	$1,024.92	$1,025.06	$1,023.61
Expenses Paid During Period	$1.67	$3.45	$0.15	$0.01	$1.47

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.33% for Class A, 0.68% for Class R, 0.03% for Class P, less than 0.005% for Class R6 and 0.29% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

8	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Retirement 2030 Fund

Average Annual Total Return for the period ended September 30, 2018

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2030 Fund Class A	5.40%	5.85%	8.64%
AllianzGI Retirement 2030 Fund Class A (adjusted)	–0.40%	4.66%	8.01%
AllianzGI Retirement 2030 Fund Class C	4.64%	5.05%	7.86%
AllianzGI Retirement 2030 Fund Class C (adjusted)	3.64%	5.05%	7.86%
AllianzGI Retirement 2030 Fund Class R	5.03%	5.47%	8.32%
AllianzGI Retirement 2030 Fund Class P	5.72%	6.16%	8.97%
AllianzGI Retirement 2030 Fund Class R6	5.83%	6.26%	9.07%
AllianzGI Retirement 2030 Fund Administrative Class	5.48%	5.90%	8.73%
Morningstar Lifetime Moderate 2030 Index	7.49%	7.56%	11.36%
AllianzGI 2030 Strategic Benchmark	7.84%	6.37%	8.40%
Lipper Mixed-Asset Target 2030 Funds Average	6.67%	6.83%	10.05%

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 1.22% for Class A shares, 1.97% for Class C shares, 1.47% for Class R shares, 0.82% for Class P shares, 0.72% for Class R6 shares and 1.07% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Fund Allocation (as of September 30, 2018)

AllianzGI Global Dynamic Allocation	70.0%
AllianzGI Best Styles U.S. Equity	12.9%
AllianzGI Best Styles Global Equity	9.2%
AllianzGI Advanced Core Bond	2.9%
AllianzGI Emerging Markets Small-Cap	1.3%
iShares U.S. Preferred Stock	0.2%
iShares TIPS Bond	0.2%
Cash & Equivalents — Net	3.3%

Annual Report	| September 30, 2018	9

Unaudited

AllianzGI Retirement 2030 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,030.30	$1,026.40	$1,028.00	$1,031.80	$1,032.10	$1,030.30
Expenses Paid During Period	$1.63	$5.44	$3.41	$0.10	$0.01	$1.37

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,023.46	$1,019.70	$1,021.71	$1,024.97	$1,025.06	$1,023.71
Expenses Paid During Period	$1.62	$5.42	$3.40	$0.10	$0.01	$1.37

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.32% for Class A, 1.07% for Class C, 0.67% for Class R, 0.02% for Class P, less than 0.005% for Class R6 and 0.27% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

10	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Retirement 2035 Fund

Average Annual Total Return for the period ended September 30, 2018

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2035 Fund Class A	6.27%	6.47%	7.78%
AllianzGI Retirement 2035 Fund Class A (adjusted)	0.42%	5.27%	6.88%
AllianzGI Retirement 2035 Fund Class R	5.92%	6.10%	7.41%
AllianzGI Retirement 2035 Fund Class P	6.59%	6.79%	8.12%
AllianzGI Retirement 2035 Fund Class R6	6.68%	6.90%	8.21%
AllianzGI Retirement 2035 Fund Administrative Class	6.28%	6.52%	7.83%
Morningstar Lifetime Moderate 2035 Index	8.65%	8.22%	11.03%
AllianzGI 2035 Strategic Benchmark	9.17%	7.00%	8.37%
Lipper Mixed-Asset Target 2035 Funds Average	7.95%	7.70%	9.78%

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 1.15% for Class A shares, 1.40% for Class R shares, 0.75% for Class P shares, 0.65% for Class R6 shares and 1.00% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Fund Allocation (as of September 30, 2018)

AllianzGI Global Dynamic Allocation	46.4%
AllianzGI Best Styles Global Equity	30.5%
AllianzGI Best Styles U.S. Equity	15.5%
AllianzGI Advanced Core Bond	2.4%
AllianzGI Emerging Markets Small-Cap	1.4%
Cash & Equivalents — Net	3.8%

Annual Report	| September 30, 2018	11

Unaudited

AllianzGI Retirement 2035 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,033.90	$1,032.00	$1,035.30	$1,035.80	$1,034.20
Expenses Paid During Period	$1.99	$3.77	$0.46	$0.02	$1.73

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,023.11	$1,021.36	$1,024.62	$1,025.05	$1,023.36
Expenses Paid During Period	$1.98	$3.75	$0.46	$0.02	$1.72

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.39% for Class A, 0.74% for Class R, 0.09% for Class P, less than 0.004% for Class R6 and 0.34% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

12	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Retirement 2040 Fund

Average Annual Total Return for the period ended September 30, 2018

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2040 Fund Class A	6.78%	6.82%	9.97%
AllianzGI Retirement 2040 Fund Class A (adjusted)	0.91%	5.62%	9.34%
AllianzGI Retirement 2040 Fund Class C	6.00%	6.03%	9.14%
AllianzGI Retirement 2040 Fund Class C (adjusted)	5.00%	6.03%	9.14%
AllianzGI Retirement 2040 Fund Class R	6.42%	6.45%	9.62%
AllianzGI Retirement 2040 Fund Class P	7.11%	7.15%	10.28%
AllianzGI Retirement 2040 Fund Class R6	7.20%	7.25%	10.38%
AllianzGI Retirement 2040 Fund Administrative Class	6.82%	6.86%	10.02%
Morningstar Lifetime Moderate 2040 Index	9.42%	8.60%	12.32%
AllianzGI 2040 Strategic Benchmark	10.25%	7.40%	9.82%
Lipper Mixed-Asset Target 2040 Funds Average	8.46%	7.88%	10.99%

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 1.09% for Class A shares, 1.84% for Class C shares, 1.34% for Class R shares, 0.69% for Class P shares, 0.59% for Class R6 shares and 0.94% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Fund Allocation (as of September 30, 2018)

AllianzGI Best Styles Global Equity	44.7%
AllianzGI Global Dynamic Allocation	32.6%
AllianzGI Best Styles U.S. Equity	18.0%
AllianzGI Emerging Markets Small-Cap	1.1%
Cash & Equivalents — Net	3.6%

Annual Report	| September 30, 2018	13

Unaudited

AllianzGI Retirement 2040 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,035.90	$1,032.20	$1,034.00	$1,037.50	$1,037.90	$1,036.40
Expenses Paid During Period	$2.25	$6.06	$4.03	$0.72	$0.20	$1.99

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,022.86	$1,019.10	$1,021.11	$1,024.37	$1,024.87	$1,023.11
Expenses Paid During Period	$2.23	$6.02	$4.00	$0.71	$0.20	$1.98

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.44% for Class A, 1.19% for Class C, 0.79% for Class R, 0.14% for Class P, 0.04% for Class R6 and 0.39% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

14	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Retirement 2045 Fund

Average Annual Total Return for the period ended September 30, 2018

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2045 Fund Class A	6.96%	7.13%	8.82%
AllianzGI Retirement 2045 Fund Class A (adjusted)	1.08%	5.93%	7.91%
AllianzGI Retirement 2045 Fund Class R	6.61%	6.78%	8.45%
AllianzGI Retirement 2045 Fund Class P	7.29%	7.48%	9.16%
AllianzGI Retirement 2045 Fund Class R6	7.42%	7.60%	9.26%
AllianzGI Retirement 2045 Fund Administrative Class	7.02%	7.20%	8.86%
Morningstar Lifetime Moderate 2045 Index	9.69%	8.69%	11.56%
AllianzGI 2045 Strategic Benchmark	10.82%	7.61%	9.51%
Lipper Mixed-Asset Target 2045 Funds Average	9.12%	8.39%	10.66%

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 1.06% for Class A shares, 1.31% for Class R shares, 0.66% for Class P shares, 0.56% for Class R6 shares and 0.91% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Fund Allocation (as of September 30, 2018)

AllianzGI Best Styles Global Equity	53.7%
AllianzGI Global Dynamic Allocation	21.8%
AllianzGI Best Styles U.S. Equity	18.9%
AllianzGI Emerging Markets Small-Cap	1.0%
Cash & Equivalents — Net	4.6%

Annual Report	| September 30, 2018	15

Unaudited

AllianzGI Retirement 2045 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,036.40	$1,035.20	$1,038.40	$1,038.80	$1,036.60
Expenses Paid During Period	$2.35	$4.13	$0.82	$0.31	$2.09

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,022.76	$1,021.01	$1,024.27	$1,024.77	$1,023.01
Expenses Paid During Period	$2.33	$4.10	$0.81	$0.30	$2.08

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.46% for Class A, 0.81% for Class R, 0.16% for Class P, 0.06% for Class R6 and 0.41% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

16	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Retirement 2050 Fund

Average Annual Total Return for the period ended September 30, 2018

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2050 Fund Class A	7.07%	7.13%	10.39%
AllianzGI Retirement 2050 Fund Class A (adjusted)	1.18%	5.92%	9.75%
AllianzGI Retirement 2050 Fund Class C	6.29%	6.34%	9.58%
AllianzGI Retirement 2050 Fund Class C (adjusted)	5.29%	6.34%	9.58%
AllianzGI Retirement 2050 Fund Class R	6.70%	6.75%	10.05%
AllianzGI Retirement 2050 Fund Class P	7.40%	7.47%	10.71%
AllianzGI Retirement 2050 Fund Class R6	7.47%	7.57%	10.81%
AllianzGI Retirement 2050 Fund Administrative Class	7.11%	7.19%	10.46%
Morningstar Lifetime Moderate 2050 Index	9.62%	8.62%	12.35%
AllianzGI 2050 Strategic Benchmark	11.07%	7.69%	10.03%
Lipper Mixed-Asset Target 2050+ Funds Average	9.06%	8.27%	11.24%

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 1.05% for Class A shares, 1.80% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Fund Allocation (as of September 30, 2018)

AllianzGI Best Styles Global Equity	59.0%
AllianzGI Best Styles U.S. Equity	18.4%
AllianzGI Global Dynamic Allocation	17.4%
AllianzGI Emerging Markets Small-Cap	0.9%
Cash & Equivalents — Net	4.3%

Annual Report	| September 30, 2018	17

Unaudited

AllianzGI Retirement 2050 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,036.40	$1,032.90	$1,034.60	$1,038.00	$1,038.70	$1,036.80
Expenses Paid During Period	$2.50	$6.32	$4.28	$0.97	$0.46	$2.25

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,022.61	$1,018.85	$1,020.86	$1,024.12	$1,024.62	$1,022.86
Expenses Paid During Period	$2.48	$6.28	$4.26	$0.96	$0.46	$2.23

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.49% for Class A, 1.24% for Class C, 0.84% for Class R, 0.19% for Class P, 0.09% for Class R6 and 0.44% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

18	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Retirement 2055 Fund

Average Annual Total Return for the period ended September 30, 2018

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2055 Fund Class A	7.19%	7.14%	8.97%
AllianzGI Retirement 2055 Fund Class A (adjusted)	1.29%	5.93%	8.06%
AllianzGI Retirement 2055 Fund Class R	6.86%	6.78%	8.60%
AllianzGI Retirement 2055 Fund Class P	7.57%	7.48%	9.31%
AllianzGI Retirement 2055 Fund Class R6	7.62%	7.58%	9.41%
AllianzGI Retirement 2055 Fund Administrative Class	7.25%	7.19%	9.02%
Morningstar Lifetime Moderate 2055 Index	9.48%	8.51%	11.39%
AllianzGI 2055 Strategic Benchmark	11.07%	7.69%	9.58%
Lipper Mixed-Asset Target 2055+ Funds Average	9.55%	8.68%	11.03%

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 1.05% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Fund Allocation (as of September 30, 2018)

AllianzGI Best Styles Global Equity	58.6%
AllianzGI Best Styles U.S. Equity	18.6%
AllianzGI Global Dynamic Allocation	17.4%
AllianzGI Emerging Markets Small-Cap	1.0%
Cash & Equivalents — Net	4.4%

Annual Report	| September 30, 2018	19

Unaudited

AllianzGI Retirement 2055 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,036.90	$1,035.40	$1,039.20	$1,039.00	$1,037.30
Expenses Paid During Period	$2.50	$4.29	$0.97	$0.46	$2.25

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,022.61	$1,020.86	$1,024.12	$1,024.62	$1,022.86
Expenses Paid During Period	$2.48	$4.26	$0.96	$0.46	$2.23

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.49% for Class A, 0.84% for Class R, 0.19% for Class P, 0.09% for Class R6 and 0.44% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

20	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Multi Asset Income Fund (formerly AllianzGI Retirement Income Fund)

For the period of October 1, 2017 through September 30, 2018, as provided by the Multi-Asset US Group.

Fund Insights

For the twelve-month period ended September 30, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Multi Asset Income Fund (the “Fund”) returned 0.12%, outperforming the Bloomberg Barclays U.S. Universal Bond Index (the “benchmark”), which returned -1.00%.

Market Overview

At the start of the period, political developments in the U.S. and Japan helped drive returns for global equities. The passage of the Tax Cuts and Jobs Act in late December drove US equities on the hope that the lower corporate tax rate would result in higher capital investment and provide a further boost to economic growth. Japanese equities rallied after Prime Minister Shinzo Abe’s victory in snap elections in October was perceived as a mandate for him to continue with his market-friendly policies. However, political outcomes in the euro zone, including a failure to resolve the question of Catalonia’s secession from Spain and Angela Merkel’s failure to establish a coalition government by year-end, led to declines in European equities. Macroeconomic and policy uncertainty led to several new themes including (i) a re-emergence of volatility, (ii) renewed vigilance about the possibility of creeping inflation, and (iii) revised forecasts for the pace and magnitude of increases in the benchmark interest rate of the U.S. Federal Reserve.

In March, these factors, combined with the looming threat of a global trade war between the U.S. and its major trading partners weighed on markets. While the trade war rhetoric receded for the most part in April, it returned in late May with the U.S. administration imposing tariffs on steel and aluminum imports from the EU, Canada and Mexico. Since June, slower growth in world trade, among other factors, contributed to a loss in momentum in economic activity across advanced economies. The U.S., however, remained ahead of the pack of major economies in terms of growth.

Overall for the period, after touching peaks in January, most equity markets suffered corrections in February and March and then rallied to finish the period with strongly positive returns. Global equities returned more than 9.0% (MSCI ACWI) while U.S. equities (MSCI U.S.) returned nearly two times the global equity return. Among the worst performers for the period were equities in emerging markets—especially in local terms in markets where currencies depreciated strongly—as well as in Europe. Within the US, large cap stocks outperformed small cap stocks and growth outperformed value. US government bonds and global sovereign bonds each finished down. Monetary policy continued to tighten in developed economies. In total, the U.S. Federal Reserve raised rates four times, while the Bank of England raised rates twice. While rates remained on hold in other developed economies, the European Central Bank announced it would end its bond-buying program by the end of 2018 and the Bank of Japan gave itself more flexibility by expanding its target for the 10-year bond yield. In contrast, the central banks of several emerging markets countries raised rates as they sought to stem currency weakness.

Portfolio Review

The positive contributors to performance were overweight positions in U.S. and Japanese equities, mortgage REITs, preferred securities and leveraged loans. The main detractors were underweight exposure in European equities in March and April 2018, an underweight and selection in U.S. high yield, an overweight and selection in emerging market debt, an overweight in master limited partnerships and opportunistic allocations to Italian government bonds. With core bond positions, the overall effect on active performance was slightly positive, as negative contributions from overweight positions in U.S. Treasuries were offset by positive contributions from underlying active strategies such as PIMCO Income, AllianzGI Real Estate Debt and AllianzGI Short Duration High Income. The Fund has met its objective of distributing an attractive level of income, having had a distribution yield of 7.3% over the last 12 months.

Outlook

Recognizing that the expansion in global growth that started in mid-2016 may have peaked in some major economies, we are focused on the sources of further downside risks. Such risks include escalation in trade and diplomatic tensions between the U.S. and China, persistently higher oil prices, currency volatility weighing on vulnerable emerging markets and a more abrupt tightening in financial market conditions in major economies, among others.

We believe that U.S. equities remain the most attractive of developed market equities in the near term. In Europe, in light of the deteriorating macro backdrop, we continue to expect fiscal policy uncertainty in the periphery and the prospect of further tightening in monetary policy to weigh on European equities. We anticipate challenges for broad emerging markets equities and debt but see opportunities to differentiate within the asset class. The returns on fixed income assets in recent months have been almost invariably negative and we see limited prospect of a significant broad turnaround—especially given the trend of rising global inflation, rising interest rates globally and a still-healthy global growth dynamic. Again, however, opportunities exist to differentiate among sovereign bonds. We remain constructive on the U.S. dollar versus major developed currencies as of the end of the period.

Annual Report	| September 30, 2018	21

Unaudited

AllianzGI Multi Asset Income Fund (formerly AllianzGI Retirement Income Fund) (cont’d)

Average Annual Total Return for the period ended September 30, 2018

	1 Year	5 Year	Since Inception†
AllianzGI Multi Asset Income Fund Class A	0.12%	3.61%	6.33%
AllianzGI Multi Asset Income Fund Class A (adjusted)	–5.39%	2.45%	5.71%
AllianzGI Multi Asset Income Fund Class C	–0.64%	2.84%	5.54%
AllianzGI Multi Asset Income Fund Class C (adjusted)	–1.58%	2.84%	5.54%
AllianzGI Multi Asset Income Fund Class R	–0.20%	3.25%	5.99%
AllianzGI Multi Asset Income Fund Class P	0.46%	3.93%	6.63%
AllianzGI Multi Asset Income Fund Institutional Class	0.46%	3.97%	6.67%
AllianzGI Multi Asset Income Fund Class R6	0.56%	4.03%	6.73%
AllianzGI Multi Asset Income Fund Administrative Class	0.25%	3.46%	6.28%
Bloomberg Barclays U.S. Universal Bond Index	–1.00%	2.53%	4.04%
AllianzGI Multi Asset Income Strategic Benchmark	2.71%	3.55%	5.28%
MSCI World High Dividend Yield Index	4.80%	6.62%	10.47%
Lipper Mixed-Asset Target Today Funds	2.80%	3.82%	6.21%

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 1.20% for Class A shares, 1.95% for Class C shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.75% for Institutional Class, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.60% for Institutional Class, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

22	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Multi Asset Income Fund (formerly AllianzGI Retirement Income Fund) (cont’d)

Cumulative Returns Through September 30, 2018

Fund Allocation (as of September 30, 2018)

PIMCO Income	15.2%
AllianzGI Short Duration High Income	12.1%
AllianzGI Real Estate Debt	10.8%
AllianzGI Europe Equity Dividend	6.8%
AllianzGI Emerging Markets Debt	6.3%
PIMCO Preferred and Capital Securities	6.0%
PIMCO Senior Floating Rate	5.5%
Vanguard Mortgage-Backed Securities	4.0%
Other	29.7%
Cash & Equivalents — Net	3.6%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,017.30	$1,014.00	$1,015.80	$1,019.20	$1,019.40	$1,019.60	$1,018.40
Expenses Paid During Period	$1.67	$5.45	$3.44	$0.15	$0.05	$0.01	$1.16

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,023.41	$1,019.65	$1,021.66	$1,024.92	$1,025.02	$1,025.06	$1,023.92
Expenses Paid During Period	$1.67	$5.47	$3.45	$0.15	$0.05	$0.01	$1.17

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.33% for Class A, 1.08% for Class C, 0.68% for Class R, 0.03% for Class P, 0.01% for Institutional Class, less than 0.005% for Class R6 and 0.23% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Annual Report	| September 30, 2018	23

Unaudited

AllianzGI Global Allocation Fund

For the period of October 1, 2017 through September 30, 2018, as provided by the Multi-Asset US Group.

Fund Insights

For the twelve-month period ended September 30, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Global Allocation Fund (the “Fund”) returned 2.62%, underperforming the 60% MSCI ACWI, 40% Barclays U.S. Aggregate Bond Index (the “benchmark”), which returned 5.35%.

Market Overview

At the start of the period, political developments in the U.S. and Japan helped drive returns for global equities. The passage of the Tax Cuts and Jobs Act in late December drove US equities on the hope that the lower corporate tax rate would result in higher capital investment and provide a further boost to economic growth. Japanese equities rallied after Prime Minister Shinzo Abe’s victory in snap elections in October was perceived as a mandate for him to continue with his market-friendly policies. However, political outcomes in the euro zone, including a failure to resolve the question of Catalonia’s secession from Spain and Angela Merkel’s failure to establish a coalition government by year-end, led to declines in European equities. Macroeconomic and policy uncertainty led to several new themes including (i) a re-emergence of volatility, (ii) renewed vigilance about the possibility of creeping inflation, and (iii) revised forecasts for the pace and magnitude of increases in the benchmark interest rate of the U.S. Federal Reserve.

In March, these factors, combined with the looming threat of a global trade war between the U.S. and its major trading partners weighed on markets. While the trade war rhetoric receded for the most part in April, it returned in late May with the U.S. administration imposing tariffs on steel and aluminum imports from the EU, Canada and Mexico. Since June, slower growth in world trade, among other factors, contributed to a loss in momentum in economic activity across advanced economies. The U.S., however, remained ahead of the pack of major economies in terms of growth.

Overall for the period, after touching peaks in January, most equity markets suffered corrections in February and March and then rallied to finish the period with strongly positive returns. Global equities returned more than 9.0% (MSCI ACWI) while U.S. equities (MSCI U.S.) returned nearly two times the global equity return. Among the worst performers for the period were equities in emerging markets—especially in local terms in markets where currencies depreciated strongly—as well as in Europe. Within the US, large cap stocks outperformed small cap stocks and growth outperformed value. US government bonds and global sovereign bonds each finished down. Monetary policy continued to tighten in developed economies. In total, the U.S. Federal Reserve raised rates four times, while the Bank of England raised rates twice. While rates remained on hold in other developed economies, the European Central Bank announced it would end its bond-buying program by the end of 2018 and the Bank of Japan gave itself more flexibility by expanding its target for the 10-year bond yield. In contrast, the central banks of several emerging markets countries raised rates as they sought to stem currency weakness.

Portfolio Review

The main contributors to performance for the period were allocations to equities, specifically equities in North America where the portfolio has an overweight. Selection effects in equities, however, were negative overall. The main detractor from performance was the Best Styles Global strategy, which was overweight the value factor and value underperformed for the period. This was partially offset by positive selection from the International Growth strategy, which contributed. Within the Opportunistic portion of the portfolio, a position in small cap U.S. equities added value helping to partially offset the negative effects from exposure to emerging market debt and managed futures (which was added as an opportunistic holding during the period). Allocation to U.S. government bonds and corporates also detracted. Finally, overall exposure to currencies detracted based on positions in the Canadian dollar, British pound and Japanese yen.

Outlook

Recognizing that the expansion in global growth that started in mid-2016 may have peaked in some major economies, we are focused on the sources of further downside risks. Such risks include escalation in trade and diplomatic tensions between the U.S. and China, persistently higher oil prices, currency volatility weighing on vulnerable emerging markets and a more abrupt tightening in financial market conditions in major economies, among others.

We believe that U.S. equities remain the most attractive of developed market equities in the near term. In Europe, in light of the deteriorating macro backdrop, we continue to expect fiscal policy uncertainty in the periphery and the prospect of further tightening in monetary policy to weigh on European equities. We anticipate challenges for broad emerging markets equities and debt but see opportunities to differentiate within the asset class. The returns on fixed income assets in recent months have been almost invariably negative and we see limited prospect of a significant broad turnaround—especially given the trend of rising global inflation, rising interest rates globally and a still-healthy global growth dynamic. Again, however, opportunities exist to differentiate among sovereign bonds. We remain constructive on the U.S. dollar versus major developed currencies as of the end of the period.

24	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2018

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Allocation Fund Class A	2.62%	4.55%	6.39%	5.62%
AllianzGI Global Allocation Fund Class A (adjusted)	–3.03%	3.37%	5.79%	5.32%
AllianzGI Global Allocation Fund Class C	1.90%	3.78%	5.60%	4.84%
AllianzGI Global Allocation Fund Class C (adjusted)	0.97%	3.78%	5.60%	4.84%
AllianzGI Global Allocation Fund Class R	2.43%	4.37%	6.18%	5.39%
AllianzGI Global Allocation Fund Class P	2.92%	4.83%	6.64%	5.86%
AllianzGI Global Allocation Fund Institutional Class	2.92%	4.77%	6.68%	6.04%
AllianzGI Global Allocation Fund Administrative Class	2.68%	4.59%	6.43%	5.67%
AllianzGI Global Allocation Fund Class R6	2.95%	4.89%	6.79%	6.14%
60% MSCI ACWI, 40% Bloomberg Barclays U.S. Aggregate Index	5.35%	6.15%	6.73%	5.86%
MSCI ACWI	9.77%	8.67%	8.19%	6.24%
Bloomberg Barclays U.S. Aggregate Bond Index	–1.22%	2.16%	3.77%	4.48%
Lipper Alternative Global Macro Funds	2.33%	2.69%	4.47%	5.38%

† The Fund began operations on September 30, 1998. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on September 30, 1998.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 1.53% for Class A shares, 2.28% for Class C shares, 1.72% for Class R shares, 1.26% for Class P shares, 1.36% for Institutional Class shares, 1.21% for Class R6 shares and 1.47% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.01% for Class A shares, 1.78% for Class C shares, 1.21% for Class R shares, 0.81% for Class P shares, 0.81% for Institutional Class shares, 0.71% for Class R6 shares and 0.96% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Fund Allocation (as of September 30, 2018)

AllianzGI Best Styles Global Equity	40.1%
AllianzGI Advanced Core Bond	24.7%
AllianzGI Best Styles Global Managed Volatility	11.0%
AllianzGI International Growth	5.7%
AllianzGI Emerging Markets Debt	4.4%
AllianzGI PerformanceFee Managed Futures Strategy	4.4%
iShares iBoxx $ Investment Grade Corporate Bond	3.1%
iShares MBS	2.0%
Other	2.4%
Cash & Equivalents — Net	2.2%

Annual Report	| September 30, 2018	25

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,008.00	$1,004.30	$1,006.60	$1,009.40	$1,009.30	$1,009.90	$1,008.10
Expenses Paid During Period	$2.92	$6.53	$4.02	$1.71	$1.31	$1.31	$2.57

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,022.16	$1,018.55	$1,021.06	$1,023.36	$1,023.76	$1,023.76	$1,022.51
Expenses Paid During Period	$2.94	$6.58	$4.05	$1.72	$1.32	$1.32	$2.59

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.58% for Class A, 1.30% for Class C, 0.80% for Class R, 0.34% for Class P, 0.26% for Institutional Class, 0.26% for Class R6 and 0.51% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

26	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Best Styles Global Equity Fund

For the period of October 1, 2017 through September 30, 2018, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the twelve-month period ended September 30, 2018, the Class A shares at net asset value (“NAV”) of the AllianzGI Best Styles Global Equity Fund (the “Fund”) returned 5.33%, underperforming the MSCI ACWI (the “benchmark”), which returned 9.77%.

Market Overview

Global equity returned a solid 9.8% over the period as measured by the benchmark. However, there was significant regional dispersion and it was a tale of two halves. The last six months saw emerging markets underperform, affected by a strengthening U.S. dollar and by currency crises in Argentina, Turkey and Venezuela. U.S. equities delivered strong performance, surging to reach fresh highs, buoyed by robust U.S. economic data and continued earnings growth, despite the growing threat of an all-out trade war with China. As the third quarter came to an end, the U.S. signed a new trade agreement with Canada and Mexico and in addition to positive comments about Europe, the tone was that a major trade war would be confined to the U.S. and China.

Portfolio Review

The Fund implements a blend of the five investment styles that are well-diversified and successful over the long-term. This blend of investment styles includes: Value, Price Momentum, Earnings Change, Growth and Quality. Over the trailing twelve months, the style Value underperformed globally, driven primarily by significant underperformance in the U.S. market. The trend following styles of Price Momentum and Earnings Change did outperform, but Growth was the worst relative performer of our five target investment styles, and this mitigated the solid performance from Price Momentum and Earnings Change. Therefore we had a drag from Value with no offset from the trend following piece. In addition, the global markets took on a decidedly defensive tilt as Mega Cap, Quality and Low Risk stocks all outperformed.

The Fund’s strategy has only moderate leeway for sector and regional allocation with a maximum deviation of 3% vs. the benchmark for active weightings. The overall contribution from active country/sector allocation was benign as would be expected with our tight active collars.

The Fund holds a broad number of stocks to implement a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Therefore, we believe stock selection to be the biggest driver of relative returns and this was the case over the past twelve months. Stock selection in consumer discretionary and information technology stocks were significant detractors, especially U.S.-based companies. In particular, Netflix, Apple, Microsoft and Amazon detracted an aggregate 74 basis points from relative returns. There were no meaningful contributors. It was a difficult twelve-month period.

Outlook

We believe that the trade conflicts between Washington, Beijing and Brussels will continue to make headlines and may lead to unexpected twists and turns ahead of the U.S. mid-term elections. It is encouraging, however, that the U.S. and Mexico reached a preliminary agreement to the North-American Free Trade Agreement. While any tariffs will probably have a dampening effect, we believe global growth looks set to remain above potential for some time to come, as stronger U.S. growth should compensate for a slowdown in Europe, Japan and several emerging markets. From our vantage point, neither a significant decline in growth nor a recession is on the cards right now. This is an argument in favor of equity investments. Generally speaking, concerns about an escalating trade war are likely to weigh more on equities from export-oriented economies which are well integrated into global supply chains and less on U.S. equities. The European Central Bank and the U.S. Federal Reserve are likely to stick to their monetary policies.

Annual Report	| September 30, 2018	27

Unaudited

AllianzGI Best Styles Global Equity Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2018

	1 Year	Since Inception†
AllianzGI Best Styles Global Equity Fund Class A	5.33%	7.42%
AllianzGI Best Styles Global Equity Fund Class A (adjusted)	–0.46%	6.17%
AllianzGI Best Styles Global Equity Fund Class C	4.57%	6.68%
AllianzGI Best Styles Global Equity Fund Class C (adjusted)	3.66%	6.68%
AllianzGI Best Styles Global Equity Fund Class P	5.52%	7.65%
AllianzGI Best Styles Global Equity Fund Institutional Class	5.63%	7.74%
AllianzGI Best Styles Global Equity Fund Class R6	5.61%	7.81%
MSCI ACWI	9.77%	7.89%
Lipper Global Multi-Cap Value Funds Average	4.05%	5.62%

† The Fund began operations on December 2, 2013. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2013.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 1.07% for Class A shares, 1.44% for Class C shares, 0.56% for Class P shares, 0.54% for Institutional Class shares and 0.43% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Funds expense ratios net of this reduction are 0.70% for Class A shares, 1.40% for Class C shares, 0.50% for Class P shares, 0.40% for Institutional Class shares and 0.40% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Country Allocation (as of September 30, 2018)

United States	55.9%
Japan	7.1%
France	4.9%
United Kingdom	4.6%
China	3.9%
Canada	3.4%
Korea (Republic of)	2.1%
Germany	1.7%
Other	16.1%
Cash & Equivalents — Net	0.3%

28	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Best Styles Global Equity Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,022.50	$1,018.70	$1,023.70	$1,023.90	$1,023.70
Expenses Paid During Period	$3.55	$7.08	$2.54	$2.03	$2.03

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,021.56	$1,018.05	$1,022.56	$1,023.06	$1,023.06
Expenses Paid During Period	$3.55	$7.08	$2.54	$2.03	$2.03

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.70% for Class A, 1.40% for Class C, 0.50% for Class P, 0.40% for Institutional Class and 0.40% for Class R6), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Annual Report	| September 30, 2018	29

Unaudited

AllianzGI Best Styles International Equity Fund

For the period of October 1, 2017 through September 30, 2018, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the twelve-month period ended September 30, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Best Styles International Fund (the “Fund”) returned -0.28%, underperforming the MSCI EAFE Index (the “benchmark”), which returned 2.74%.

Market Overview

Euro-zone equities recorded moderate gains (in EUR terms). While returns were positive, the region lagged many other developed markets amid uncertainty over the impact of increased U.S. tariffs on trade. Political risk also weighed on sentiment as Italy’s new anti-establishment coalition government clashed with the EU over its spending and budget plans. While the quarter started with incipient signs that the slowdown in the euro-zone economy may have bottomed out, hopes of an imminent recovery were soon dashed. September’s flash euro-zone composite purchasing managers’ index fell to a four-month low, dragged lower by weaker manufacturing activity and stagnant exports. The survey also revealed that business optimism was hovering near two-year lows, while new orders fell to a two-year low and firms remained reluctant to take on new staff. Nevertheless, the European Central Bank confirmed it would continue with plans to halve its monthly bond purchases starting in October as the uncertainty surrounding the inflation outlook was “receding”. Despite stronger-than-expected economic data, UK shares were hit by Brexit-related uncertainty as Prime Minister Theresa May’s “Chequers proposals” received a cool response from EU leaders. Significant differences over the future trading relationship remain, making it appear increasingly unlikely that the EU and UK would be able to reach an agreement in time. Pacific ex-Japan equities ended the quarter broadly flat, although returns varied considerably on a country-by-country basis. While the rally in the U.S. market helped to support sentiment, this was offset by ongoing concerns about the impact of the trade war between the U.S. and China as well as further signs of slowing Chinese economic activity.

Portfolio Review

The Fund’s implements a blend of five investment styles that are well-diversified and successful over the long-term. This blend of investment styles includes Value, Price Momentum, Earnings Change, Growth and Quality. Over the trailing twelve months, the style Value outperformed, along with Earnings Change, but these were offset with underperformance from Price Momentum and Growth. International markets were defensive for most of the period as Quality, Low Risk and Mega Cap stocks all outperformed, although much of that was driven by the third quarter of 2018.

The Fund has only moderate leeway for sector and regional allocation with a maximum deviation of 3% vs. the benchmark for active weightings. The overall contribution from active country/sector allocation was benign as would be expected with our tight active collars. The Fund holds a broad number of stocks to implement a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Therefore, we believe stock selection to be the biggest driver of relative returns and this was the case over the past twelve months. Stock selection in the information technology and healthcare sectors were the largest detractors along with the Japan from a country context. Stock selection within the financials and Spain, were the biggest contributors, but could not overcome the negative contributors.

Outlook

We believe that the trade conflicts between Washington, Beijing and Brussels will continue to make headlines and may lead to unexpected twists and turns ahead of the U.S. mid-term elections. It is encouraging, however, that the U.S. and Mexico reached a preliminary agreement to the North-American Free Trade Agreement (NAFTA). While any tariffs will probably have a dampening effect, we believe global growth looks set to remain above potential for some time to come, as stronger U.S. growth should compensate for a slowdown in Europe, Japan and several emerging markets. From our vantage point, neither a significant decline in growth nor a recession is on the cards right now. This is an argument in favor of equity investments. Generally speaking, concerns about an escalating trade war are likely to weigh more on equities from export-oriented economies which are well integrated into global supply chains and less on U.S. equities. The European Central Bank and the U.S. Federal Reserve are likely to stick to their monetary policies.

30	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Best Styles International Equity Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2018

	1 Year	Since Inception†
AllianzGI Best Styles International Equity Fund Class A	–0.28%	4.19%
AllianzGI Best Styles International Equity Fund Class A (adjusted)	–5.77%	2.65%
AllianzGI Best Styles International Equity Fund Class C	–0.97%	3.45%
AllianzGI Best Styles International Equity Fund Class C (adjusted)	–1.92%	3.45%
AllianzGI Best Styles International Equity Fund Class P	–0.14%	4.36%
AllianzGI Best Styles International Equity Fund Institutional Class	–0.01%	4.46%
AllianzGI Best Styles International Equity Fund Class R6	–0.03%	4.51%
MSCI EAFE Index	2.74%	5.14%
Lipper International Multi-Cap Value Funds Average	–0.82%	3.39%

† The Fund began operations on December 9, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 1.99% for Class A shares, 2.69% for Class C shares, 1.73% for Class P shares, 1.66% for Institutional Class shares and 1.50% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 0.70% for Class A shares, 1.45% for Class C shares, 0.55% for Class P shares, 0.45% for Institutional Class shares and 0.45% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Country Allocation (as of September 30, 2018)

Japan	25.4%
United Kingdom	17.0%
France	11.1%
Switzerland	6.8%
Germany	5.6%
Italy	4.2%
Hong Kong	3.6%
Spain	2.7%
Other	22.9%
Cash & Equivalents — Net	0.7%

Annual Report	| September 30, 2018	31

Unaudited

AllianzGI Best Styles International Equity Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$967.70	$964.80	$968.40	$969.10	$969.20
Expenses Paid During Period	$3.45	$7.14	$2.71	$2.22	$2.22

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,021.56	$1,017.80	$1,022.31	$1,022.81	$1,022.81
Expenses Paid During Period	$3.55	$7.33	$2.79	$2.28	$2.28

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.70% for Class A, 1.45% for Class C, 0.55% for Class P, 0.45% for Institutional Class and 0.45% for Class R6), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

32	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Best Styles U.S. Equity Fund

For the period of October 1, 2017 through September 30, 2018, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the twelve-month period ended September, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Best Styles U.S. Equity Fund (the “Fund”) returned 16.96%, underperforming the S&P 500 Index (the “benchmark”), which returned 17.91%.

Market Overview

U.S. equities delivered robust gains during the reporting period of almost 18%. Positive economic data and corporate earnings growth propelled the market to its longest bull run in history, surpassing the previous record set between 1990 and 2000. Economic news was positive throughout the period and U.S. gross domestic product expanded at its fastest pace in nearly eight years, driven by strong consumer spending and very low unemployment. The positive momentum appeared to be continuing into the third quarter, with the unemployment rate dropping to 3.9% and wage growth accelerating to a year-on-year increase of 2.9%. Inflation also picked up, with headline inflation touching a six-and-a-half year high of 2.9%, before easing slightly in August. As was widely expected, the U.S. Federal Reserve (the “Fed”) raised rates by a further 25 basis points in September, its eighth increase in the current cycle, which took them to a range of 2.0% to 2.25%. The U.S. central bank dropped previous assurances that its policy was “accommodative” but continued to forecast that rates would be raised again in December this year, followed by three increases in 2019 and additional increases in 2020.

Portfolio Review

The Fund implements a blend of the five investment styles that are well-diversified and successful over the long-term. This blend of investment styles includes: Value, Price Momentum, Earnings Change, Growth and Quality. Over the trailing twelve months, the style Value significantly underperformed, which has become a recurring theme in the U.S., but Earnings Change and Price Momentum were well ahead. However, our measure of Growth did not do well as it focuses on historical earnings stability versus strong expected growth. In addition, smaller size companies were a slight drag over the period.

The Fund has only moderate leeway for sector allocation with a maximum deviation of 3% vs. the benchmark for active weightings. The overall contribution from active sector allocation was benign as would be expected with our tight active collars.

The Fund holds a broad number of stocks to implement a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Therefore, we expect stock selection to be the biggest driver of relative returns and this was the case over the past twelve months. It was over an uneventful twelve-months as contributors and detractors offset each other. Stock selection in energy was the top contributor while selection in consumer discretionary was the largest detractor.

Outlook

We believe that the trade conflicts between Washington, Beijing and Brussels will continue to make headlines and may lead to unexpected twists and turns ahead of the U.S. mid-term elections. It is encouraging, however, that the U.S. and Mexico reached a preliminary agreement to the North-American Free Trade Agreement (NAFTA). While any tariffs will probably have a dampening effect, we believe global growth looks set to remain above potential for some time to come, as stronger U.S. growth should compensate for a slowdown in Europe, Japan and several emerging markets. From our vantage point, neither a significant decline in growth nor a recession is on the cards right now. This is an argument in favor of equity investments. Generally speaking, concerns about an escalating trade war are likely to weigh more on equities from export-oriented economies which are well integrated into global supply chains and less on U.S. equities. The European Central Bank and the Fed are likely to stick to their monetary policies.

Average Annual Total Return for the period ended September 30, 2018

	1 Year	Since Inception†
AllianzGI Best Styles U.S. Equity Fund Class A	16.96%	10.82%
AllianzGI Best Styles U.S. Equity Fund Class A (adjusted)	10.53%	9.20%
AllianzGI Best Styles U.S. Equity Fund Class C	16.14%	10.01%
AllianzGI Best Styles U.S. Equity Fund Class C (adjusted)	15.14%	10.01%
AllianzGI Best Styles U.S. Equity Fund Class P	17.12%	10.98%
AllianzGI Best Styles U.S. Equity Fund Institutional Class	17.17%	11.07%
AllianzGI Best Styles U.S. Equity Fund Class R6	17.25%	11.18%
S&P 500 Index	17.91%	11.85%
Lipper Multi-Cap Core Funds Average	14.05%	8.98%

† The Fund began operations on December 1, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 1.02% for Class A shares, 1.56% for Class C shares, 0.57% for Class P shares, 0.66% for Institutional Class shares and 0.56% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 0.65% for Class A shares, 1.40% for Class C shares, 0.50% for Class P shares, 0.50% for Institutional Class shares and 0.40% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Annual Report	| September 30, 2018	33

Unaudited

AllianzGI Best Styles U.S. Equity Fund (cont’d)

Cumulative Returns Through September 30, 2018

Industry Allocation (as of September 30, 2018)

Software	7.1%
Health Care Providers & Services	5.8%
Technology Hardware, Storage & Peripherals	5.6%
Banks	5.1%
Pharmaceuticals	4.4%
Oil, Gas & Consumable Fuels	4.4%
Internet & Direct Marketing Retail	4.2%
Semiconductors & Semiconductor Equipment	4.0%
Other	58.1%
Cash & Equivalents — Net	1.3%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,104.00	$1,100.20	$1,104.50	$1,105.30	$1,105.40
Expenses Paid During Period	$3.43	$7.37	$2.64	$2.64	$2.11

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,021.81	$1,018.05	$1,022.56	$1,022.56	$1,023.06
Expenses Paid During Period	$3.29	$7.08	$2.54	$2.54	$2.03

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.65% for Class A, 1.40% for Class C, 0.50% for Class P, 0.50% for Institutional Class and 0.40% for Class R6), multiplied by the average account value over the period, multiplied by 183/365.

34	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Convertible Fund

For the period of October 1, 2017, through September 30, 2018, as provided by Doug Forsyth, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Convertible Fund (the “Fund”) returned 16.83%, outperforming the ICE BofA Merrill Lynch All Convertibles Index (the “benchmark”), which returned 12.15%.

Market Overview

The convertible bond market ended the twelve-month period higher, benefiting from equity market strength, while contending with bouts of stock market volatility and rising interest rates.

Convertibles weathered the spike in equity volatility from late January through early February better than stocks, providing greater downside protection during the stock market correction.

The 10-year U.S. Treasury note yield climbed from 2.33% to 3.06% over the reporting period. Long duration fixed income was adversely impacted whereas convertible’s reduced interest-rate sensitivity provided portfolio diversification benefits as Treasuries and investment-grade corporate bonds finished lower.

Company fundamentals continued to improve throughout the period with most issuers reporting better-than-expected financial results and positive outlooks. Managements cited strengthening fundamentals, increasing demand, a more favorable regulatory environment and tax-reform benefits.

The majority of U.S. economic reports were supportive for the high yield market. They demonstrated labor market strength, the highest consumer confidence level in 18 years, record small business optimism and a new cyclical high in manufacturing.

Given the robust economic backdrop and positive outlook, the U.S. Federal Reserve (the “Fed”) continued to reduce its balance sheet and, as expected, raised rates. The Fed funds rate ended at a range of 2.00% to 2.25%. The Federal Open Market Committee decision, communication and policy outlook were generally in-line with expectations.

Overseas uncertainty and geopolitics had a greater influence on international markets compared to US markets. Emerging market stress, Brexit fears, Italian debt concerns, trade talk headlines and the implementation of tariffs on Chinese imports weighed more heavily on foreign investment sentiment. Investors gravitated to the relative strength and safe haven perception of U.S. investments.

Against this backdrop, convertible new issuance was solid, bringing the 2018 year-to-date total to $46.3 billion.

Portfolio Review

The Fund gained along with the market for the twelve-month period and outperformed its benchmark.

The attribution for the period included several positive single-name performers from a variety of industries. The majority of the portfolio’s issuers exceeded earnings expectations, which contributed to absolute performance during the reporting period.

Sector allocations that helped relative performance in the period included technology, healthcare and energy. Positive credit selection was the primary driver of relative performance in all three sectors. Additionally, portfolio overweights in both technology and healthcare were beneficial.

Sector allocations that hurt relative performance during the period included consumer discretionary, transportation and consumer staples. In consumer discretionary, the portfolio underperformed the peer group. In transportation, a portfolio overweight was the primary source of weakness. In consumer staples, issue selection and a portfolio underweight detracted.

Outlook

We believe the U.S. economy remains healthy. In our view, growth is supported by elevated consumer and business confidence, low unemployment, favorable lending conditions, government spending growth and tax cuts. In addition, corporate profits are estimated to grow significantly in 2018.

Convertible performance expectations should not deviate from their historical return profile of 1) delivering a compelling total return with less volatility than stocks and 2) providing fixed-income diversification benefits in rising interest-rate environments compared to U.S. Treasuries and investment-grade corporate bonds.

Annual Report	| September 30, 2018	35

Unaudited

AllianzGI Convertible Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2018

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Convertible Fund Class A	16.83%	8.77%	10.75%	10.20%
AllianzGI Convertible Fund Class A (adjusted)	10.40%	7.54%	10.12%	9.96%
AllianzGI Convertible Fund Class C	15.90%	7.97%	9.94%	9.39%
AllianzGI Convertible Fund Class C (adjusted)	14.95%	7.97%	9.94%	9.39%
AllianzGI Convertible Fund Class R	16.59%	8.38%	10.40%	9.90%
AllianzGI Convertible Fund Class P	17.08%	9.04%	11.00%	10.44%
AllianzGI Convertible Fund Institutional Class	17.10%	9.10%	11.09%	10.55%
AllianzGI Convertible Fund Administrative Class	16.88%	8.85%	10.81%	10.22%
ICE BofA Merrill Lynch All Convertibles Index	12.15%	9.31%	11.00%	8.48%
Lipper Conv. Securities Funds Average	10.69%	7.46%	8.91%	6.89%

† The Fund began operations on April 19, 1993. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on April 30,1993.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s expense ratios are 1.02% for Class A shares, 1.69% for Class C shares, 1.42% for Class R shares, 0.72% for Class P shares, 0.68% for Institutional Class shares and 0.89% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Industry Allocation (as of
September 30, 2018)

Software	13.3%
Internet	9.2%
Semiconductors	8.2%
Biotechnology	7.6%
Pharmaceuticals	6.8%
Healthcare-Products	5.5%
Oil, Gas & Consumable Fuels	4.2%
Telecommunications	3.9%
Other	37.7%
Cash & Equivalents — Net	3.6%

36	September 30, 2018 |	Annual Report

S&P Ratings* (as of September 30, 2018)

* As a percentage of total investments. Credit ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Securities not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Unaudited

AllianzGI Convertible Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,100.80	$1,096.20	$1,100.70	$1,101.80	$1,101.90	$1,100.90
Expenses Paid During Period	$4.74	$8.99	$4.79	$3.90	$3.69	$4.90

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,020.56	$1,016.50	$1,020.51	$1,021.36	$1,021.56	$1,020.41
Expenses Paid During Period	$4.56	$8.64	$4.61	$3.75	$3.55	$4.71

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.90% for Class A, 1.71% for Class C, 0.91% for Class R, 0.74% for Class P, 0.70% for Institutional Class and 0.93% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2018	37

Unaudited

AllianzGI Core Bond Fund

From inception on May 30, 2018, through September 30, 2018, as provided by Carl W. Pappo Jr., CFA, Portfolio Manager.

Fund Insights

For the period from inception on May 30, 2018 through September 30, 2018, Institutional Class shares at net asset value (“NAV”) of the AllianzGI Core Bond Fund (the “Fund”) returned 0.13%, outperforming the Bloomberg Barclay’s U.S. Aggregate Bond Index (the “benchmark”), which returned -0.02%.

Market Overview

This past period was characterized by a moderate increase in interest rates, as the curve bear flattened, as the front end U.S. Treasury curve rose by 30 basis points and the longer end increased by 20 basis points. The increase in rates was partially offset by steady demand for spread product, as asset backed securities produced 30 basis points of excess returns and corporate bonds produced 168 basis points of excess returns. Higher overall yields contributed to a modest amount of demand for high quality assets, as they benefited from “all in yield investors” getting long. U.S. economic growth continued to show resiliency and further increases in the benchmark interest rate of the U.S. Federal Reserve (the “Fed”) were priced in during the third quarter. Two economic releases that contributed to this backdrop were the second quarter gross domestic product figures coming in above 4% and the July Core PCE going just above 2% in July (the first reading above 2% since 2012). The search for yield continues as investors continue to support spread sectors. The quarter saw $277 Billion in corporate new issuance price.

Portfolio Review

Absolute performance was barely positive this past period as a strong economy and the Fed rate increases have both factored into a moderate rise in interest rates. Moderate excess returns were achieved through overweights to structured assets, primarily high quality asset backed and small business association securities. In addition to benefiting from the carry advantage of our structured asset allocations, the strategy also added excess returns through security selection within our credit allocation.

Outlook

The flattening of the U.S. Treasury curve and recent increases in interest rates seems to be warranted as economic growth has picked up and the Fed has been signaling further tightening into 2019. We do not foresee any major changes in U.S. consumer demand or corporate fundamentals, both would appear to be steady but corporate fundamentals have been declining at a modest pace for a prolonged period. We believe valuations are stretched, demand has remained strong for spread sectors, and we are positioned conservatively with respect to credit risk. During the third quarter the Fund reduced its credit exposure by .5 years, this represented taking down its allocation to corporate bonds across the board. The Fund continues to favor financials and floating rate securities; in our view financials benefit from strong fundamentals and the rise in rates will be very supportive of financials top line and floaters will benefit as their coupons reset every three months. The Fund’s positioning in higher quality securities was increased during the third quarter as it purchased U.S. Treasuries (this allocation now represents 27% of the portfolio), and very high quality asset backed securities with the proceeds of its corporate bond sales.

Cumulative Total Return for the period ended September 30, 2018

Since Inception†
AllianzGI Core Bond Fund Institutional Class	0.13%
AllianzGI Core Bond Fund Class P	0.11%
AllianzGI Core Bond Fund Class R6	0.15%
Bloomberg Barclays U.S. Aggregate Bond Index	–0.02%
Lipper Core Bond Funds Average	–0.03%

† The Fund began operations on May 30, 2018. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on May 31, 2018.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 1.29% for Institutional Class shares, 1.34% for Class P shares and 1.24% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2022. The Fund’s expense ratios net of this reduction are 0.25% for Institutional Class shares, 0.30% for Class P shares and 0.20% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated March 7, 2018, as further revised or supplemented from time to time.

38	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Core Bond Fund (cont’d)

Cumulative Returns Through September 30, 2018

Asset Allocation (as of September 30, 2018)

U.S. Government Agency Securities	32.9%
U.S. Treasury Obligations	27.7%
Asset-Backed Securities	25.7%
Corporate Bonds & Notes	22.6%
Mortgage-Backed Securities	3.2%
Sovereign Debt Obligations	2.0%
Cash & Equivalents — Net	–14.1%

Credit Ratings* (as of September 30, 2018)

* As a percentage of total investments. Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are based off of the highest available rating from S&P Global Ratings (“S&P”), Moody’s and Fitch. Bonds not rated by the aforementioned agencies are “unrated”. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute standards of quality, and represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency.

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	R6
Beginning Account Value (5/30/18)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,001.10	$1,001.30	$1,001.50
Expenses Paid During Period	$1.01	$0.84	$0.67

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	R6
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,023.56	$1,023.82	$1,024.07
Expenses Paid During Period	$1.52	$1.27	$1.01

The Fund commenced operations on May 30, 2018. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning April 1, 2018. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,015.84 and $1.02, respectively, for Class P; $1,016.01 and $0.85, respectively, for Institutional Class; $1,016.18 and $0.68, respectively, for Class R6.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.30% for Class P ,0.25% for Institutional Class and 0.20% for Class R6), multiplied by the average account value over the period, multiplied by 123/365 for the Actual example and 183/365 for the Hypothetical expense example.

Annual Report	| September 30, 2018	39

Unaudited

AllianzGI Core Plus Bond Fund

From inception on May 30, 2018, through September 30, 2018, as provided by Carl W. Pappo Jr., CFA, Portfolio Manager.

Fund Insights

For the period from inception on May 30, 2018 through September 30, 2018, Institutional Class shares at net asset value (“NAV”) of the AllianzGI Core Plus Bond Fund (the “Fund”) returned 0.20%, outperforming the Bloomberg Barclay’s U.S. Aggregate Bond Index (the “benchmark”), which returned -0.02%.

Market Overview

This past period was characterized by a steady increase in interest rates, as the curve bear flattened, the front end of the U.S. Treasury curve rose by 30 basis points and the longer end increase by 20 basis points. The increase in rates was partially offset by steady demand for spread product, as asset backed securities produced 30 basis points of excess returns and corporate bonds produced 168 basis points of excess returns. Higher overall yields contributed to a modest amount of demand for high quality assets, as the benefited from “all in yield investors” getting long. U.S. economic growth continued to show resiliency and further increases in the benchmark interest rate of the U.S. Federal Reserve (the “Fed”) were priced in during the third quarter. Two economic releases that contributed to this backdrop were the second quarter GDP figures coming in above 4% and the July Core PCE going just above 2% in July (the first reading above 2% since 2012). The search for yield continues as investors continue to support spread sectors, the quarter saw $277 Billion in corporate new issuance priced.

Portfolio Review

Absolute performance was barely positive this past period as a strong economy and the Fed rate increases have both factored into a moderate rise in interest rates. Moderate excess returns were achieved through overweights to structured assets, primarily high quality asset backed and small business association securities. In addition to benefiting from the carry advantage of our structured asset allocations, the strategy also added excess returns through security selection within our credit allocation.

Outlook

The flattening of the U.S. Treasury curve and recent increases in interest rates, seems to be warranted as economic growth has certainly picked up and the Fed has been signaling further tightening into 2019. We do not foresee any major changes in U.S. consumer demand or corporate fundamentals, both would appear to be steady but corporate fundamentals have been declining at a modest pace for a prolonged period. We believe valuations are stretched, although demand has still been strong for spread sectors, and we are positioned conservatively with respect to credit risk. During the third quarter the Fund reduced its credit exposure modestly, as the Fund added to its underweight in high yield, as valuations look stretched. The Fund continues to favor financials and floating rate securities; in our view financials benefit from strong fundamentals and the rise in rates will be very supportive of financials top line and floaters will benefit as their coupons reset every three months. The Fund’s positioning in higher quality securities was increased during the third quarter as it added U.S. Treasuries (this allocation now represents 22% of the portfolio), and very high quality asset backed securities with the proceeds of its corporate bond sales.

Cumulative Total Return for the period ended September 30, 2018

Since Inception†
AllianzGI Core Plus Bond Fund Institutional Class	0.20%
AllianzGI Core Plus Bond Fund Class P	0.18%
AllianzGI Core Plus Bond Fund Class R6	0.22%
Bloomberg Barclays U.S. Aggregate Bond Index	–0.02%
Lipper Core Plus Bond Funds Average	0.18%

† The Fund began operations on May 30, 2018. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on May 31, 2018.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 1.21% for Institutional Class shares, 1.26% for Class P shares and 1.16% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2022. The Fund’s expense ratios net of this reduction are 0.30% for Institutional Class shares, 0.35% for Class P shares and 0.25% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated March 7, 2018, as further revised or supplemented from time to time.

40	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Core Plus Bond Fund (cont’d)

Cumulative Returns Through September 30, 2018

Asset Allocation (as of September 30, 2018)

U.S. Government Agency Securities	33.5%
Corporate Bonds & Notes	28.5%
Asset-Backed Securities	25.6%
U.S. Treasury Obligations	19.8%
Mortgage-Backed Securities	3.2%
Sovereign Debt Obligations	1.9%
Cash & Equivalents — Net	–12.5%

Credit Ratings* (as of September 30, 2018)

* As a percentage of total investments. Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are based off of the highest available rating from S&P Global Ratings (“S&P”), Moody’s and Fitch. Bonds not rated by the aforementioned agencies are “unrated”. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute standards of quality, and represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency.

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	R6
Beginning Account Value (5/30/18)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,001.80	$1,002.00	$1,002.20
Expenses Paid During Period	$1.18	$1.01	$0.84

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	R6
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,023.31	$1,023.56	$1,023.82
Expenses Paid During Period	$1.78	$1.52	$1.27

The Fund commenced operations on May 30, 2018. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning April 1, 2018. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,015.67 and $1.19, respectively, for Class P; $1,015.84 and $1.02, respectively, for Institutional Class; $1,016.01 and $0.85, respectively, for Class R6.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.35% for Class P, 0.30% for Institutional Class and 0.25% for Class R6), multiplied by the average account value over the period, multiplied by 123/365 for the Actual example and 183/365 for the Hypothetical expense example.

Annual Report	| September 30, 2018	41

Unaudited

AllianzGI Emerging Markets Consumer Fund

For the period of October 1, 2017 through September 30, 2018, as provided by Lu Yu, CFA, CIPM, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2018, Class A shares, at Net Asset Value (“NAV”) of the AllianzGI Emerging Markets Consumer Fund (the “Fund”) returned -7.04%, underperforming the MSCI Emerging Markets Index (the “benchmark”), which returned -0.81%.

Market Overview

Emerging market equities were impacted by moderating investor sentiment, which resulted in higher levels of asset class volatility.

The benchmark advanced in the initial four months of the reporting period, as positive momentum from 2017 spurred demand for the asset class, with projections of higher earnings growth and an attractive valuation level leading to an increase in asset flows. Performance reversed course beginning in February, as volatility increased amid apprehension over a global trade war, the impact from mounting geopolitical tensions in Russia, as well as concerns of rising inflation expectations which could lead the U.S. Federal Reserve to accelerate rate hikes. As a result, emerging market currencies broadly declined relative to the U.S. dollar and earnings estimates were subsequently lowered. These headwinds persisted throughout the remainder of the reporting period, with July being the only positive monthly performance to counteract this trend.

Country results were mixed, with 10 of 24 benchmark countries advancing. Qatar was the top performer with a greater than 25% advance due to energy demand, followed by a 15% advance in Thailand due to strong growth expectations. Meanwhile, Turkey retreated 41% as the lira came under renewed selling pressure after the U.S. imposed sanctions and market participants questioned the country’s central bank independence. Pakistan and the Philippines were lower by a more modest 20% and 15%, respectively. Sector results were led by energy stocks, which rallied nearly 27% due to global demand for oil and gas, followed by a 10% gain in health care and an 8% advance in materials. Conversely, real estate was lower by 15%, followed by declines in consumer discretionary and communication services sectors.

Portfolio Review

The Fund’s performance compared to its benchmark was primarily the result of sector allocation decisions, given the strategic focus on consumer-related segments which trailed their non-consumer-related counterparts during the reporting period.

The exclusion of the energy sector, the top benchmark performer, was the primary source of underperformance. A relative overweight allocation and stock selection in consumer discretionary names detracted from performance, as did bottom-up stockpicking in consumer staples and health care sectors. Conversely, bottom-up stock selection in financials and real estate was additive to performance relative to the benchmark index. From a country standpoint stockpicking in South Korea, China and Russia detracted from results. Meanwhile, emerging markets consumer-related stocks in the United States and Japan contributed to performance, as did an overweight allocation to Thailand and stock selection in Turkey.

Outlook

Emerging market sentiment has been challenged in recent months following uncertainty over global trade and rising currency pressures in light of a strengthening U.S. dollar. We view these headwinds as transitory in nature, although volatility may persist in the short-term until there is tariff and trade certainty. In our opinion, now may be an attractive buying opportunity for investors, as the price-to-earnings ratio is at its lowest level in three years and the asset class is projected to be back on pace for double-digit earnings growth in the next two calendar years. Longer-term, our belief in the consumer-related theme and benefits from rising wages, favorable demographics and an expanding middle class is unwavered.

We continue to construct our strategy on a bottom-up basis with conviction at the stock level. In addition, we apply a dual risk-budget, targeting a tracking error of 5-10% and lower forecast risk than the benchmark, which may help protect capital during inevitable down market periods and provide our clients with a greater level of return consistency. We believe investment results will be supported by earnings growth in consumer-related stocks and that our behavioral finance-focused investment process and focus on higher quality securities with attractive company fundamentals will be a driver of returns for the coming quarters.

42	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Emerging Markets Consumer Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2018

	1 Year	Since Inception†
AllianzGI Emerging Markets Consumer Fund Class A	–7.04%	–0.24%
AllianzGI Emerging Markets Consumer Fund Class A (adjusted)	–12.15%	–1.70%
AllianzGI Emerging Markets Consumer Fund Institutional Class	–6.69%	0.12%
MSCI Emerging Markets Index	–0.81%	4.10%
Lipper Emerging Markets Funds Average	–3.96%	1.95%

† The Fund began operations on December 1, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 16.84% for Class A shares and 1.64% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.55% for Class A shares and 1.20% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Country Allocation (as of September 30, 2018)

China	27.4%
Korea (Republic of)	14.3%
Taiwan	12.7%
India	8.5%
United States	8.3%
Thailand	6.3%
Brazil	4.0%
Japan	3.7%
Other	14.1%
Cash & Equivalents — Net	0.7%

Annual Report	| September 30, 2018	43

Unaudited

AllianzGI Emerging Markets Consumer Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$859.40	$861.40
Expenses Paid During Period	$7.22	$5.60

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,017.30	$1,019.05
Expenses Paid During Period	$7.84	$6.07

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.55% for Class A and 1.20% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

44	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Emerging Markets Debt Fund

For the period of October 1, 2017 through September 30, 2018, as provided by the AllianzGI Emerging Markets Debt Team.

Fund Insights

For the twelve-month period ended September 30, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets Debt Fund (the “Fund”) returned -5.62%, underperforming the JPM EMBI Global Diversified USD* (the “benchmark”), which returned -1.92%.

Portfolio Review

Over the reporting period, the emerging markets hard currency sovereign and corporate debt significantly outperformed the local currency debt universe. The brunt of the losses in local currency markets stemmed from the foreign exchange component of the index. In local currency terms, the index was up 1.06%, whereas the US dollar based index returned -7.40%. During the reporting period, the Fund’s weightings were increasingly skewed toward hard currency assets. The Fund’s weighting to local currency markets began the reporting period at approximately 10.9% and closed the reporting period at 0.1% (source: BB Port and IPMS). These active efforts to reduce local currency exposure were made as the fund transitioned to being managed to a 100% EMBIG-D benchmark in the latter half of the reporting period. The Fund’s Local Currency and Foreign Exchange (“LCFX”) position did detract from performance during the period, however, as volatility stemming from Argentina and Turkey impaired liquidity, making it difficult to dispose of certain positions in the secondary market.

During the reporting period, rising rates and US Treasuries led to increased volatility and weakness in risk markets. The front end of the curve (2yr UST) rose by 134 basis points. The 5yr and 10yr treasuries rose by 102 basis points and 72 basis points, respectively. The 30yr part of the curve performed best, rising by 35 basis points through September 2018 end. Against this backdrop, the spread of the sovereign (EMBIG-D) index widened by 15 basis points, and the shorter duration corporate (CEMBI-BD) index widened by 50 basis points.

During the first six months of the reporting period, both hard and local currency saw inflows to their asset classes. Flows to the hard currency asset class were negative during each month of the second quarter 2018, and proved more volatile in the third quarter 2018, seeing inflows during July, outflows in August and inflows, again, in September. Outflows were retail driven and totalled -$2.7bn during the final six months of the reporting period. Local currency outflows (also retail driven) totalled -$3.1bn during the final six months of the reporting period. Sentiment and negative returns in the local currency market were driven by outsized down trades in Argentina (-62.1%) and Turkey (-49.4%) during the reporting period. Negative sentiment spilled over into the broader LCFX markets with Brazil (-16.5%), Uruguay (-15.3%) and Indonesia (-10.9%), being the next worst performers.

Oil (+43.7%) and iron ore (+6.7%) traded positively during the period, though copper (-5.1%) and Zinc (-16.8%) trended down. Brent closed September at US$82.72/bbl. Despite the strength in oil and iron ore, the Middle East and Latin America were the worst performing regions in the hard currency (EMBIG-D) index, followed by Asia and Europe. Zambia, Lebanon, and Turkey fared worst in CEEMEA. Venezuela, Argentina and Costa Rica were the worst performers in LATAM. Despite Zambia’s performance, Africa was the best performing region during the twelve-month period, declining by -0.5%, with Angola being the top performing country in the region.

On a return basis, corporate bonds fared better than sovereigns during the reporting period. However, corporates with hard currency liabilities versus local currency revenues were punished in geographies such as Turkey (-9.7%) and Argentina (-7.6%). Oil rich Iraq (+16.9%) provided the top returning corporates during the reporting period. While robust during the first quarter of 2018, corporate issuance took a pause from first quarter levels in the second quarter and third quarter 2018, owing to underlying volatility in the markets and seasonally light summer trends. Within the Fund, corporate positioning was reduced the final six months of the period as the fund transitioned to being managed to the EMBIG-D index, declining from a weighting of 44.3% at March 29, 2018 and closing September with a weight of 2.2% (sources: Bloomberg PORT and IPMS).

Within hard currency sovereigns, the investment grade component of the EMBIG-D outperformed riskier assets, returning a negative -0.80% during the twelve-month period ended September 29, 2018, whereas the high yield component returned a negative -3.17%. On a regional basis, the Middle East and Latin America were the worst performers (-3.1% a piece) followed by Asia and Europe (-1.1% each) and Africa (-0.5%).

Within the Fund’s sovereign holdings, during the first six months of the reporting period, CEEMEA provided the greatest source of Alpha with Nigeria, Ukraine and Egypt topping returns. The LATAM region yielded flat returns, with gains in quasi-sovereigns being effectively offset by losses in sovereigns. Argentina was the biggest drag on returns, as the pace of reforms slowed and investors, who were caught in crowded longs, reduced positions.

Within the Fund, in the closing six months of the reporting period, relative to the JPM EMBIG-D, top detractors from performance on a country basis included Argentina, Brazil, South Africa and Hungary. Top contributors on a country basis included Zambia, where we avoided exposure to the worst performing country in the index, and Angola where we were overweight the second best performer in Africa.

At the close of the reporting period (09/28/18) the Fund had an effective duration of 7.1yrs versus the benchmark at 6.6yrs. The portfolio yielded 5.70% versus the benchmark’s 5.77% and both the portfolio and benchmark had an average rating of BB+.

* Effective July 1, 2018, the JP Morgan Emerging Markets Bond Index Global Diversified (”JPM EMBI Global Diversified USD”) is the Fund’s primary benchmark.

Annual Report	| September 30, 2018	45

Unaudited

AllianzGI Emerging Markets Debt Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2018

	1 Year	Since Inception†
AllianzGI Emerging Markets Debt Fund Class A	–5.62%	2.00%
AllianzGI Emerging Markets Debt Fund Class A (adjusted)	–9.16%	1.04%
AllianzGI Emerging Markets Debt Fund Class C	–6.30%	1.26%
AllianzGI Emerging Markets Debt Fund Class C (adjusted)	–7.20%	1.26%
AllianzGI Emerging Markets Debt Fund Class P	–5.44%	2.16%
AllianzGI Emerging Markets Debt Fund Institutional Class	–5.34%	2.26%
JPM EMBI Global Diversified USD	–1.92%	4.15%
40% JPM EMBI Global Diversified, 40% JPM CEMBI Broad Diversified, 20% JPM GBI-EM Index	–2.58%	2.76%
Lipper Emerging Market Hard Currency Debt Funds Average	–4.01%	2.11%

† The Fund began operations on September 15, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on September 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 1.51% for Class A shares, 2.26% for Class C shares, and 1.19% for Class P shares and 1.20% shares for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 1.05% for Class A shares,1.80% for Class C shares, 0.90% for Class P shares and 0.80% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Country Allocation (as of September 30, 2018)

Mexico	5.7%
Ukraine	4.2%
Indonesia	4.0%
Colombia	3.7%
Russian Federation	3.4%
Philippines	3.3%
Angola	3.0%
Kazakhstan	2.8%
Other	64.0%
Cash & Equivalents — Net	5.9%

46	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Emerging Markets Debt Fund (cont’d)

Moody’s Ratings* (as of September 30, 2018)

* As a percentage of total investments. Credit ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Securities not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Annual Report	| September 30, 2018	47

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$944.30	$941.60	$945.70	$946.40
Expenses Paid During Period	$5.85	$9.35	$4.88	$4.44

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,019.05	$1,015.44	$1,020.05	$1,020.51
Expenses Paid During Period	$6.07	$9.70	$5.06	$4.61

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.92% for Class C, 1.00% for Class P and 0.91% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Unaudited

AllianzGI Emerging Markets Small-Cap Fund

For the period of October 1, 2017 through September 30, 2018, as provided by Kunal Ghosh, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2018, Class A shares, at net asset value (“NAV”), of the AllianzGI Emerging Markets Small-Cap Fund (the “Fund”) returned -2.72%, outperforming the MSCI Emerging Markets Small-Cap Index (the “benchmark”), which returned -4.20%.

Market Overview

Emerging market equities were impacted by moderating investor sentiment, which resulted in higher levels of asset class volatility, particularly for small-cap shares.

The benchmark advanced in the initial four months of the reporting period, as positive momentum from 2017 spurred demand for the asset class, with projections of higher earnings growth and an attractive valuation level leading to an increase in asset flows. Performance reversed course beginning in February, as volatility increased amid apprehension over a global trade war, the impact from mounting geopolitical tensions in Russia, as well as concerns of rising inflation expectations which could lead the U.S. Federal Reserve to accelerate rate hikes. As a result, emerging market currencies broadly declined relative to the US dollar and earnings estimates were subsequently lowered. These headwinds persisted throughout the remainder of the reporting period, with July being the only positive monthly performance to counteract this trend.

Country results were mostly lower, with 7 of 24 benchmark index countries advancing. South Korea was the top performer with a greater than 16% gain, followed by low-single-digit advances in Thailand and Taiwan. Meanwhile, Peru declined more than 41% due to stock-specific impacts as the country only has three small-cap names in the benchmark index, while Turkey retreated 34% as the lira came under renewed selling pressure after the U.S. imposed sanctions and market participants questioned the country’s central bank independence. Sectors were broadly lower, with health care the only sector to advance, posting a greater than 23% gain thanks to significant outperformance in life science tools & services and biotechnology industries. Meanwhile, communication services, utilities and industrials each posted double-digit losses for the reporting period.

Portfolio Review

The Fund outpaced its benchmark thanks to a combination of bottom-up stock selection and positive country and sector allocation decisions.

During the reporting period, consumer discretionary was the top performer, due primarily to selections in the textile, apparel & luxury goods industry, followed by bottom-up stock selection in information technology and financials sectors. Conversely, a relative underweight to the healthcare sector, by far the top benchmark performer, offset results as did selections in utilities. From a country standpoint, India contributed significantly to results thanks to strong stockpicking, followed by selections in Brazil and Russia. Meanwhile, more conservative stock selection in South Korea offset results as did an overweight allocation and selections within Poland.

Outlook

Emerging market sentiment has been challenged in recent months following uncertainty over global trade and rising currency pressures in light of a strengthening U.S. dollar. We view these headwinds as transitory in nature, although volatility may persist in the short-term until there is tariff and trade certainty. In our opinion, now may be an attractive buying opportunity for investors, as the price-to-earnings ratio is at its lowest level in three years and the asset class is projected to be back on pace for double-digit earnings growth in the next two calendar years. Furthermore, emerging market small-cap equities continue to remain attractive due to higher levels of asset class inefficiencies and greater alpha potential.

We continue to construct the Fund on a bottom-up basis with conviction at the stock level. In addition, we apply a dual risk-budget, targeting a tracking error of 4-6% and lower forecast risk than the benchmark, which may help protect capital during inevitable down market periods and provide our clients with a greater level of return consistency. We believe investment results will be supported by earnings growth and our behavioral finance-focused investment process and focus on higher quality securities with attractive company fundamentals will be a driver of returns for the coming quarters.

Average Annual Total Return for the period ended September 30, 2018

	1 Year	Since Inception†
AllianzGI Emerging Markets Small-Cap Fund Class A	–2.72%	5.08%
AllianzGI Emerging Markets Small-Cap Fund Class A (adjusted)	–8.07%	3.54%
AllianzGI Emerging Markets Small-Cap Fund Institutional Class	–2.38%	5.44%
MSCI Emerging Markets Small-Cap Index	–4.20%	2.57%
Lipper Emerging Markets Funds Average	–3.96%	1.95%

† The Fund began operations on December 1, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 15.72% for Class A shares and 3.38% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.85% for Class A shares and 1.50% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

48	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Emerging Markets Small-Cap Fund (cont’d)

Cumulative Returns Through September 30, 2018

Country Allocation (as of September 30, 2018)

Taiwan	19.1%
India	15.6%
Korea (Republic of)	15.0%
China	10.8%
Thailand	7.8%
Brazil	5.6%
Russian Federation	4.4%
Turkey	3.5%
Other	17.1%
Cash & Equivalents — Net	1.1%

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$904.70	$905.80
Expenses Paid During Period	$8.83	$7.17

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,015.79	$1,017.55
Expenses Paid During Period	$9.35	$7.59

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.85% for Class A and 1.50% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2018	49

Unaudited

AllianzGI Europe Equity Dividend Fund

For the period of October 1, 2017 through September 30, 2018, as provided by Christian McCormick, Senior European Inter-Regional Product Specialist.

Fund Insights

For the twelve-month period ended September 30, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Europe Equity Dividend Fund (the “Fund”) returned -1.33%, underperforming the MSCI Europe Index (Net) (the “benchmark”), which returned -0.30%.

Market Overview

European equities closed the twelve-month period with modest gains (in EUR terms), although they lagged many other developed markets. European stocks reached a peak in mid-January, buoyed by broad optimism over the outlook for the global economy and company earnings. However, growing concerns over a trade dispute with the U.S. caused shares to suffer a sharp setback. While they later recovered some of these losses, European equities failed to regain January’s highs due in part to heightened political risks: Catalonia voted for independence from Spain and Italy’s elections resulted in an anti-establishment coalition government that potentially set it on a confrontational path with the EU.

The European economy ended 2017 on a strong note, but activity slowed sharply in 2018. September’s flash European composite purchasing managers’ index matched the 18-month low reached in May, dragged lower by weaker manufacturing activity and stagnant exports. The survey also revealed that business optimism was hovering near two-year lows, while new orders fell to a two-year low and firms remained reluctant to take on new staff. Headline inflation accelerated, rising to 2.1% in September compared to just 1.1% in February, but core inflation remained close to 1.0%. The European Central Bank (“ECB”) confirmed it would continue with plans to halve its monthly bond purchases starting in October as the uncertainty surrounding the inflation outlook was “receding” but stressed that interest rates would remain on hold until “at least Mid 2019”.

UK equities rallied (in GBP terms), delivering solid gains as a fall in the British pound boosted the overseas earnings of multinational companies. Economic data indicated that the economy was performing better than many had expected but sentiment towards UK assets continued to be affected by Brexit-related uncertainty, with Prime Minister Theresa May’s “Chequers proposals” receiving a cool response from EU leaders.

Portfolio Review

In this environment, the Fund gained in value and outperformed its market segment during the period. Stock selection was the main driver of the active performance. Strongest contributions came from selection within financials, communication services and energy.

Sector positioning resulted in a negative contribution mainly driven by the overweight in communication services and financials and the underweight in information technology. Positive contribution was achieved by the overweight in energy. Country positioning also had a negative impact on relative performance due to the overweight in Spain and Italy and the underweight in Sweden. Positive impacts were gained by the overweight in Norway and the underweight in Belgium and Germany. On single stock basis, the positions in Tui, BP, Scor, Fortum and Logista were the most meaningful contributors to performance. The overweight of ING, KPN, Imperial Brands, Atlantia and BT were the most significant detractors from performance.

In the recent months the Fund reduced its exposure to European banks where the environment remains unfavorable and in turn increased positions in Insurance and in particular reinsurance on expectations of better pricing and investment returns due to rising interest rates. In the third quarter 2018, we exited German specialty chemicals provider Evonik and mobile communications company Vodafone and significantly cut the Fund’s position in the Norwegian telecom incumbent Telenor—all on valuation grounds. The proceeds were used to add to Deutsche Telekom where we see operating upside both in Europe and in the U.S. The Fund sold its position in Atlantia due to low business visibility after the tragic Genoa bridge collapse. The Fund initiated a position in Standard Life Aberdeen, one of the UK’s largest active investment managers, and also bought shares of Anheuser-Busch Inbev, the largest brewer in the world. Sector-wise, exposure has increased in energy, real estate and consumer staples. Weights declined in consumer discretionary and industrials.

Outlook

European equity indices once again started to lag their U.S. counterparts over the course of the summer, and investors have been steadily moving away from Europe for most of the year. Yet Europe is a region with solid growth, strong macroeconomic data and many healthy companies trading at a discount—which, in our view, makes worries about Europe appear overdone.

However, although second quarter economic growth hit a soft patch, primarily due to France and Italy, Eurozone gross domestic product (“GDP”) growth is expected to remain above potential at around 2% this year. This should support local stock markets. Household consumption in the Eurozone—which accounts for well above 50% of GDP—is set to remain a key driver of Europe’s ongoing solid economic performance. Solid domestic demand has also shielded Europe from the impact of trade tensions so far.

Sentiment indicators in Europe recently started to stabilise following a period of a bit too much enthusiasm. With political and geopolitical issues taking their toll, business and consumer confidence moved lower but stayed solidly in expansionary territory. It appears that the moderation in sentiment reflects a growing sense of uncertainty and concerns over protectionism but not outright pessimism by businesses. The hiring activity of corporates remains strong, contradicting any bearish view.

Because Europe is a very open economy, we believe the region and its stock markets get hit hard when investors worry about global trade or emerging market issues. Yet some of the concerns around these issues appear overdone, with the market frequently deciding to shoot first and ask questions later.

We continue to believe that a dividend focussed approach to Europe has its attractions. Yields in Europe are high, confirming the discount applied to European stocks. In our view, there is an undue neglect of companies with well-supported dividend payments that even offer potential for growth. Modestly rising interest rates and a continued, gentle economic expansion make the value side of Europe appealing. Such an environment, in our view, typically translates into better earnings for example for Financials companies, many of which are strong dividend payers. Ongoing restructuring efforts by European energy companies can translate into strong cash generation and dividends.

While large parts of the global stock markets trade on elevated valuations despite recent volatility, we believe Europe remains attractively priced. Investors should of course be prepared for even more noise and volatility in the run-up to the mid-term elections in the U.S. We believe buying good European companies at good prices may be able to shield investors from some of this impact. In a world driven by high-tech flash, consider using Europe’s substance and value to balance an otherwise growth- and tech-biased portfolio.

50	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Europe Equity Dividend Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2018

	1 Year	Since Inception†
AllianzGI Europe Equity Dividend Fund Class A	–1.33%	3.79%
AllianzGI Europe Equity Dividend Fund Class A (adjusted)	–6.76%	2.20%
AllianzGI Europe Equity Dividend Fund Class C	–2.00%	3.03%
AllianzGI Europe Equity Dividend Fund Class C (adjusted)	–2.96%	3.03%
AllianzGI Europe Equity Dividend Fund Class P	–1.17%	3.93%
AllianzGI Europe Equity Dividend Fund Institutional Class	–1.01%	4.07%
MSCI Europe Index (Net)	–0.30%	4.56%
Lipper International Equity Income Funds Average	–0.72%	3.66%

† The Fund began operations on February 2, 2015. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on January 31, 2015.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 5.63% for Class A shares, 6.66% for Class C shares, 5.31% for Class P shares and 5.69% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.95% for Class C shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Country Allocation (as of September 30, 2018)

United Kingdom	34.6%
France	21.6%
Germany	12.6%
Netherlands	8.5%
Spain	7.8%
Italy	7.5%
Switzerland	4.4%
Norway	2.2%
Other	1.7%
Cash & Equivalents — Net	–0.9%

Annual Report	| September 30, 2018	51

Unaudited

AllianzGI Europe Equity Dividend Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,001.70	$998.40	$1,002.20	$1,003.20
Expenses Paid During Period	$6.02	$9.77	$5.27	$4.77

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,019.05	$1,015.29	$1,019.80	$1,020.31
Expenses Paid During Period	$6.07	$9.85	$5.32	$4.81

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.95% for Class C, 1.05% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

52	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Global Dynamic Allocation Fund

For the period of October 1, 2017 through September 30, 2018, as provided by the Multi-Asset US Group.

Fund Insights

For the twelve-month period ended September 30, 2018, Class A shares at net asset value of the AllianzGI Global Dynamic Allocation Fund (the “Fund”) returned 2.93% underperforming the MSCI ACWI (the “benchmark”), which returned 9.77%.

Market Overview

At the start of the period, political developments in the U.S. and Japan helped drive returns for global equities. The passage of the US tax reform in late December drove US equities on the hope that the lower corporate tax rate would result in higher capital investment and provide a further boost to economic growth. Japanese equities rallied after Prime Minister Shinzo Abe’s victory in snap elections in October was perceived as a mandate for him to continue with his market-friendly policies. However, political outcomes in the euro zone, including a failure to resolve the question of Catalonia’s secession from Spain and Angela Merkel’s failure to establish a coalition government by year-end, led to declines in European equities. Macroeconomic and policy uncertainty led to several new themes including (i) a re-emergence of volatility, (ii) renewed vigilance about the possibility of creeping inflation and (iii) revised forecasts for the pace and magnitude of Fed rate hikes.

In March, these factors, combined with the looming threat of a global trade war between the U.S. and its major trading partners weighed on markets. While the trade war rhetoric receded for the most part in April, it returned in late May with the U.S. administration imposing tariffs on steel and aluminum imports from the EU, Canada and Mexico. Since June, slower growth in world trade, among other factors, contributed to a loss in momentum in economic activity across advanced economies. The U.S., however, remained ahead of the pack of major economies in terms of growth.

Overall for the period, after touching peaks in January most equity markets suffered corrections in February and March and then rallied to finish the period with strongly positive returns. Global equities returned more than 9.0% (MSCI ACWI) while U.S. equities (MSCI U.S.) returned nearly two times the global equity return. Among the worst performers for the period were equities in emerging markets—especially in local terms in markets where currencies depreciated strongly—as well as in Europe. Within the US, large cap stocks outperformed small cap stocks and growth outperformed value. US government bonds and global sovereign bonds each finished down. Monetary policy continued to tighten in developed economies. In total, the U.S. Federal Reserve raised rates four times, while the Bank of England raised rates twice. While rates remained on hold in other developed economies, the European Central Bank announced it would end its bond-buying program by the end of 2018 and the Bank of Japan gave itself more flexibility by expanding its target for the 10-year bond yield. In contrast, several emerging markets raised rates as they sought to stem currency weakness.

Portfolio Review

The positive contributors to performance were overweight positions in U.S. and Japanese equities, mortgage REITs, preferred securities and leveraged loans. The main detractors were underweight exposure in European equities in March and April 2018, an underweight and selection in U.S. high yield, an overweight and selection in emerging market debt, an overweight in MLPs and opportunistic allocations to Italian government bonds. With core bond positions, the overall effect on active performance was slightly positive, as negative contributions from overweight positions in U.S. Treasuries were offset by positive contributions from underlying active strategies such as PIMCO Income, AllianzGI Real Estate Debt and AllianzGI Short Duration High Income. The Fund has met its objective of distributing an attractive level of income, having had a distribution yield of 7.3% over the last 12 months.

Outlook

Recognizing that the expansion in global growth that started in mid-2016 may have peaked in some major economies, we are focused on the sources of further downside risks. Such risks include escalation in trade and diplomatic tensions between the U.S. and China, persistently higher oil prices, currency volatility weighing on vulnerable emerging markets and a more abrupt tightening in financial market conditions in major economies, among others.

We believe that U.S. equities remain the most attractive of developed market equities in the near term. In Europe, in light of the deteriorating macro backdrop, we continue to expect fiscal policy uncertainty in the periphery and the prospect of further tightening in monetary policy to weigh on European equities. We anticipate challenges for broad emerging markets equities and debt but see opportunities to differentiate within the asset class. The returns to fixed income assets in recent months have been almost invariably negative and we see limited prospect of a significant broad turnaround—especially given the trend of rising global inflation, rising interest rates globally and a still-healthy global growth dynamic. Again, however, we believe opportunities exist to differentiate among sovereign bonds. We remain constructive on the U.S. dollar versus major developed currencies as of the end of the period.

Annual Report	| September 30, 2018	53

Unaudited

AllianzGI Global Dynamic Allocation Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2018

	1 Year	5 Year	Since Inception†
AllianzGI Global Dynamic Allocation Fund Class A	2.93%	4.25%	9.26%
AllianzGI Global Dynamic Allocation Fund Class A (adjusted)	–2.73%	3.07%	8.61%
AllianzGI Global Dynamic Allocation Fund Class C	2.09%	3.44%	8.44%
AllianzGI Global Dynamic Allocation Fund Class C (adjusted)	1.12%	3.44%	8.44%
AllianzGI Global Dynamic Allocation Fund Class R	2.49%	3.94%	8.98%
AllianzGI Global Dynamic Allocation Fund Class P	3.08%	4.42%	9.46%
AllianzGI Global Dynamic Allocation Fund Institutional Class	3.18%	4.52%	9.57%
AllianzGI Global Dynamic Allocation Fund Class R6	3.19%	4.60%	9.67%
AllianzGI Global Dynamic Allocation Fund Administrative Class	2.93%	4.26%	9.30%
MSCI ACWI	9.77%	8.67%	11.95%
Bloomberg Barclays U.S. Aggregate Bond Index	–1.22%	2.16%	3.43%
60% MSCI ACWI, 40% Bloomberg Barclays US Aggregate Bond Index	5.35%	6.15%	8.71%
Lipper Alternative Global Macro Funds Average	2.33%	2.69%	6.11%

† The Fund began operations on April 27, 2009. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on April 30, 2009.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 1.38% for Class A shares, 2.11% for Class C shares, 1.73% for Class R shares, 1.14% for Class P shares, 1.06% for Institutional Class shares, 1.02% for Class R6 shares and 1.28% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.00% for Class A shares, 1.77% for Class C shares, 1.37% for Class R shares, 0.83% for Class P shares, 0.73% for Institutional Class shares, 0.73% for Class R6 shares and 0.98% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Country Allocation (as of September 30, 2018 )

United States	54.5%
Japan	6.4%
Canada	4.2%
United Kingdom	3.8%
China	3.1%
France	2.9%
Germany	2.2%
Korea (Republic of)	2.2%
Other	21.0%
Cash & Equivalents — Net	–0.3%

54	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Global Dynamic Allocation Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,015.10	$1,011.40	$1,013.20	$1,015.70	$1,016.60	$1,016.60	$1,015.60
Expenses Paid During Period	$4.90	$8.77	$6.76	$4.04	$3.54	$3.54	$4.80

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,020.21	$1,016.34	$1,018.35	$1,021.06	$1,021.56	$1,021.56	$1,020.31
Expenses Paid During Period	$4.91	$8.80	$6.78	$4.05	$3.55	$3.55	$4.81

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.97% for Class A, 1.74% for Class C, 1.34% for Class R, 0.80% for Class P, 0.70% for Institutional Class, 0.70% for Class R6 and 0.95% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Annual Report	| September 30, 2018	55

Unaudited

AllianzGI Global High Yield Fund

For the period of October 1, 2017 through September 30, 2018, as provided by David Newman, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2018, Institutional Class shares at net asset value (“NAV”) of the AllianzGI Global High Yield Fund (the “Fund”) returned 1.32%, underperforming the ICE BofA Merrill Lynch Global High Yield Constrained Index USD Hedged (the “benchmark”), which returned 2.09%.

Market Overview

The reporting period was marked with bouts of volatility primarily due to geopolitics (trade wars, the Italian election and a variety of idiosyncratic emerging market stories), concerns about flattening global yield curves and rising U.S. interest rates. The eventual passage of the tax bill in late December fueled a rally into the early 1st quarter of 2018. However, the optimism came to an abrupt halt in February when higher than expected wage and inflation data led to fears of a more aggressive interest rate hiking policy by the U.S. Federal Reserve (the “Fed”). Market volatility surged again in the latter half of March as the equity market priced in the potential impact of a trade war resulting from President Trump’s rhetoric on the imposition of tariffs, and this trade friction continued to be a source of volatility through the remainder of the period as additional tariffs were announced and the level of rhetoric ratcheted higher. During May, renewed political risks in Italy caused Euro peripheral bond markets to sell off with 2 year Italian yields briefly touching 2.77%, their highest levels since 2012, while 10 year Italian yields hit 3.16% before the market subsequently stabilised following the decision by Italy’s populist Five Star and the right-wing League to form a coalition government. Although there were four interest rate hikes by the Fed during the twelve-month reporting period, these were widely anticipated and long term rates generally remained in the 2.8-3.0% range after an initial move higher early in the period.

In this environment of rising rates, the global high yield market continued to be one of the top fixed income performers as fundamentals remained strong and companies continue to report solid earnings growth. By region, British Pound (“GBP”) denominated credit returned 4.18% (hedged to the U.S. dollar) and Euro (“EUR”)-denominated credit returned 3.34% (hedged to the U.S. dollar), outperforming the U.S. dollar credit return of 2.95% as yields rose in the U.S. and the market priced in additional Fed interest rate hikes for 2018 while the European Central Bank (“ECB”) and the Bank of England remained on hold. By contrast, emerging market issues produced a negative return of -1.56% as a strengthening USD and a variety of negative emerging market events (Turkey’s refinancing hurdles, Argentinian currency collapse and hawkish presidential polls in Brazil) reduced investor demand. The strength of the high yield market was also reflected as lower rated securities outperformed higher quality credits.

Portfolio Overview

In terms of the geographic selection within the portfolio, we have maintained a preference for EUR and GBP denominated holdings versus USD holdings which helped performance as financial conditions remain favorable in Europe due to the ECB maintaining a relatively accommodative monetary policy compared to the Fed. Specifically, European B rated issues in particular appear cheap compared to USD issues while GBP issuers trade cheap to EUR due to Brexit risks. However, during the third quarter we reduced our preference for EUR and GBP denominated holdings versus an underweight in USD holdings as the relative strength of the US economy, growing trade conflicts and Italian budget conflicts have been supportive of the US dollar and USD-denominated assets. Although, emerging market fundamentals are continuing to improve, we remain cautiously underweight in emerging markets at current levels, given the fundamental challenges and political uncertainty, which are likely to result in significant volatility.

Within credit ratings categories, an overweight position in B rated issues versus BB’s helped performance. We continue to maintain this exposure, as we view B’s to be sweet spot on the credit curve as it would benefit from a continuing global growth environment while providing a higher spread cushion in the event of rising interest rates when compared to BB which has a higher duration profile. However, during the most recent quarter we did reduce the size of our overweight in acknowledgement that the credit cycle may be peaking. During the period we moved from neutral to underweight among CCC issuers and have consistently been underweight in issuers rated below CCC.

In terms of sector allocations, our main overweights have been in leisure, capital goods and insurance, while our primary underweights have been in telecommunications, retail and media where underlying credit trends remain structurally challenged. Sector allocation had a positive contribution as overweights in consumer products and energy added value as oil prices recovered along with companies cutting costs to a much lower breakeven whereas our underweight in utilities and overweight in metals & mining detracted from performance.

Security selection among industries such as energy contributed positively to performance whereas issuer selection within cable/satellite, telecommunications and capital goods detracted performance. It is important to note that during a flat to rising interest rate environment, the higher carry sectors periodically outperform sectors with strong credit fundamentals. For example, wireless issuers performed well during the reporting period, as such, our underweight detracted from performance.

Outlook

As we enter the final quarter of the year, we believe the fundamentals of the high yield market remain positive. Expected default rates remain benign and below long term averages, while earnings momentum is strong and is supported by a growing global economy. However, we expect volatility to remain elevated due to the U.S. mid-term elections, Brexit negotiations, Italian politics taking the spotlight in Europe and on-going trade war rhetoric affecting sentiment. Against this backdrop we remain cautious and very selective in deploying credit risk. We prefer diversified non-cyclical businesses with stable operating profiles, and well-capitalised financials with prudent balance sheet management policies. We remain cautiously underweight in emerging markets at current levels, given the fundamental challenges and political uncertainty, although we do maintain a bias to reduce the underweight in countries where we have a positive view. Our base case scenario remains that we end the calendar year with a positive total return. However, the impact of a further quantitative easing unwind could potentially lead to short term spread widening which supports a conservative stance.

56	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Global High Yield Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2018

	1 Year	Since Inception†
AllianzGI Global High Yield Fund Class P	1.19%	2.91%
AllianzGI Global High Yield Fund Institutional Class	1.32%	3.05%
ICE BofA Merrill Lynch Global High Yield Constrained Index USD Hedged	2.09%	3.59%
Lipper High Yield Funds Average	2.27%	3.47%

† The Fund began operations on May 3, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on April 30, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 2.00% for Class P shares and 2.02% for Institutional Class shares. 2018, as further revised or supplemented from time to time. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 0.80% for Class P shares and 0.70% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Country Allocation (as of September 30, 2018)

United States	57.2%
United Kingdom	6.8%
Netherlands	5.1%
Canada	4.5%
Brazil	3.8%
France	2.6%
Italy	2.4%
Israel	1.8%
Other	13.3%
Cash & Equivalents — Net	2.5%

Credit Ratings* (as of September 30, 2018)

* As a percentage of total investments. Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are based off of the lowest available rating from S&P Global Ratings (“S&P”), Moody’s and Fitch. Bonds not rated by the aforementioned agencies are “unrated”. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute standards of quality, and represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency. Previous shareholder reports for the Fund displayed bond ratings provided by S&P.

Annual Report	| September 30, 2018	57

Unaudited

AllianzGI Global High Yield Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,012.40	$1,013.60
Expenses Paid During Period	$4.09	$3.58

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,021.01	$1,021.51
Expenses Paid During Period	$4.10	$3.60

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.81% for Class P and 0.71% for Institutional Class), multiplied by the average account value over the period, multiplied 183/365.

58	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Global Sustainability Fund

For the period of October 1, 2017 through September 30, 2018, as provided by the Global Equity Team.

Fund Insights

For the twelve-month period ended September 30, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Global Sustainability Fund (the”Fund”) returned 12.23%, outperforming the MSCI ACWI (the “benchmark”), which returned 9.77%.

Market Overview

Global equities have rallied strongly over the past twelve months. However, the MSCI World Index has yet to reach the dizzying heights attained in January after equities surged and subsequently corrected. Indeed, it is only since July that the index has managed to remain consistently above its December 2017 levels.

U.S. stocks have led the advance, surging to reach fresh highs, as tax cuts buoyed both economic activity and corporate earnings growth. Asian equities have also delivered robust gains, but returns in Europe and the emerging markets were more modest. This has been the result of both President Trump’s trade disputes and the regions’ diverging economic performance.

In terms of sectors, technology, consumer discretionary and energy stocks outperformed, while higher yielding, more defensive sectors, such as consumer staples, telecoms and utilities, lagged. The year has also seen a notable divergence among the popular FAANG stocks. While Apple and Amazon have become the first two companies to reach market capitalizations of 1 trillion USD, Netflix and social media stocks, like Facebook and Twitter, have underperformed peers.

Oil prices rallied, with Brent crude rising to a four-year high of over 82 USD a barrel. Industrials metals, such as copper, weakened, touching one-year lows, amid concerns that the trade war would exacerbate the slowdown in China. Gold prices also eased.

Portfolio Review

As is the strategy’s intention, stock selection has been the key driver of performance over the period, particularly in the information technology sector. Stock picking in health care has detracted from returns.

Visa has made the largest positive contribution to performance. The payments company has recorded three progressive quarters of revenue growth, coming in at 15% year on year in Q3 2018. This has been driven by impressive growth in the company’s international segment, as well as strong pricing power. Consequently, Visa has raised its forecast for full-year, earnings-per-share growth to over 30%. Lastly, shares in the company have been boosted by news that it is developing an online shopping button to simplify transactions and compete directly against the likes of Paypal. Overall, the company remains a core holding that continues to benefit from consumer spending trends and increased traction.

Microsoft has also boosted returns, thanks to consistently strong results. From a product standpoint, the company continues to introduce new products which deliver more value for customers and capture value for Microsoft. Management also has a considered approach towards balancing shareholder returns and pursuing prudent acquisitions, as it demonstrated with the acquisition of Bonsai AI, an industrial artificial intelligence start-up in June.

Covestro has been the biggest detractor for the Fund. The manufacturer of specialty plastics has been hit by concerns that it is ramping up capital expenditure at the same time that its key polyurethane products, MDI and TDI, are experiencing a pricing decline. And, while Asia and America appear to be posting solid growth, investor concerns are likely to increase as economic indicators show signs of slowing down. Even so, the company is still likely to post volume growth rather than an outright recession. More broadly, the industry’s oligopolistic market structure and move towards more value-add and high margin applications means pricing should remain resilient. In addition to Covestro’s ongoing share buybacks, the company looks overly discounted relative to peers.

Inditex has also eroded returns. The fashion retailer has struggled against severe currency headwinds as well as an unfavorable retail environment over the past twelve months. However, Inditex’s lower than expected cost growth suggests that they are not seeing margin pressure from the growth of online sales. Moreover, currency aside, the company continues to grow earnings at around 17%. The company still has plenty of room for growth and is well positioned for the long term.

Outlook

We believe that markets appear firmly set on the divergent paths established earlier this year. Yet there are signs of movement within this divergence.

In the U.S., market sentiment, in our view, is unerringly positive. September saw yet another record high for the S&P 500 index. But thanks to President Trump’s fiscal stimulus, this economic supremacy has coincided with progressive trade confrontation. We expect this rhetoric to ratchet up further until after November’s mid-term elections.

Equities in sectors heavily reliant on U.S. imports or with a large exposure to Chinese manufacturing like Autos and IT Hardware, are already suffering. In addition, European stocks are reflecting softer PMI numbers, which slipped to 53.2 in September from 54.6 in August. And, as Argentina and Turkey have shown, a strengthening U.S. dollar is putting still more pressure on vulnerable emerging-markets.

These dynamics are complicated further by rising inflation and expectations of tighter monetary policy. In the U.S., this is being driven by strong economic growth, with a fourth rate rise expected before the end of the year. Elsewhere, tariffs and rising oil prices are having the same effect.

As long-term investors, we buy companies on the basis of their ability to outgrow markets over the long-term, regardless of short-term economic cycles. However, there are companies in the portfolio which are more likely to outperform in a more reflationary, value-driven environment. As such, we are starting to reduce some of our best performing positions in favor of the latter.

Annual Report	| September 30, 2018	59

Unaudited

AllianzGI Global Sustainability Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2018

	1 Year	Since Inception†
AllianzGI Global Sustainability Fund Class A	12.23%	8.76%
AllianzGI Global Sustainability Fund Class A (adjusted)	6.06%	7.16%
AllianzGI Global Sustainability Fund Class P	12.44%	8.93%
AllianzGI Global Sustainability Fund Institutional Class	12.52%	9.03%
MSCI ACWI	9.77%	8.13%
Dow Jones Sustainability World Total Return Index	7.49%	7.50%
Lipper Global Large-Cap Growth Funds Average	14.18%	9.27%

† The Fund began operations on December 9, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 7.55% for Class A shares, 1.62% for Class P shares and 1.63% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.09% for Class A shares, 0.94% for Class P shares and 0.84% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Country Allocation (as of September 30, 2018)

United States	51.3%
United Kingdom	13.6%
Germany	8.7%
Japan	5.0%
Sweden	4.6%
Spain	4.4%
Switzerland	2.9%
France	2.7%
Other	5.5%
Cash & Equivalents — Net	1.3%

60	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Global Sustainability Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,073.40	$1,074.20	$1,075.30
Expenses Paid During Period	$5.67	$4.89	$4.37

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,019.60	$1,020.36	$1,020.86
Expenses Paid During Period	$5.52	$4.76	$4.26

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.09% for Class A, 0.94% for Class P and 0.84% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2018	61

Unaudited

AllianzGI Global Water Fund

For the period of October 1, 2017 through September 30, 2018, as provided by Andreas Fruschki, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Global Water Fund (the “Fund”) returned 3.05%, underperforming the S&P Global Water Index (the “benchmark”), which returned 4.37%.

Market Overview

During the first half of the reporting period we saw water investments trail the broad equity market. This was largely due to weakening in the industrial sector caused by late cycle concerns and worsening trade tensions and the fact that opportunities in the water space tend to be concentrated within the industrials and utilities sectors. The market shifted during the second half of the reporting period and we saw water investments recover on the back of regained strength in the industrials sector. The trade war concerns that had plagued the sector lessened as investors become more comfortable with evaluating trade war consequences. Water management remains one of the key environmental topics, which continues to drive demand for related technologies. Companies offering these technologies are well positioned to adjust prices in the trade-related inflationary environment. In addition, the critical social need for adequate water continues to support demand.

Portfolio Review

The Global Water strategy performed in line with that of the benchmark gross of fees. Sector allocation was positive for performance against the benchmark, specifically the overweight to industrials and underweight to utilities. Stock selection detracted from returns, particularly picks within the industrials sector.

On an absolute basis, Tetra Tech, leading environmental consulting company, was the largest contributor to returns. The company benefitted from increased spending on infrastructure and storm restorations from governments globally.

In contrast, French utility company Veolia was the largest absolute detractor from results during the period. Shares pulled back due to concerns around economic indicators in Europe, and politically induced volatility in their recycling export market.

Outlook

We continue to see water scarcity and climate issues globally, supporting the thesis around water infrastructure and technology development across users and value chain. We believe this supports the compelling opportunity for alpha generation.

Appetite for corporate responsibility also requires measures to improve the environmental footprint of corporates, including enhancing water efficiency and improving the wastewater management practices. This increased focus further supports demand for water related technologies.

In our view, the water-infrastructure theme remains intact and continues to gain support. We have seen a continued shift toward technology enhanced networks in developed countries with accommodative regulation, particularly in the U.S. In emerging markets, especially China, the demand for infrastructure, clean water and proper sanitation, continues to remain strong.

Demand for water efficiency and water quality also remains solid. In our opinion, consumers are looking for control over the quality of water, and both agricultural and industrial users are taking ownership of the management of water resources they use and produce. We expect demand for water efficiency and quality equipment to continue to expand despite the uncertain economic and political environment as a result of the secular nature of the theme and the environmental and social need for investments in the space.

In order to capitalize on these opportunities, we invest in companies that offer solutions for the water-resource and water-quality management, and those that benefit from investments in water infrastructure and contribute to improving water efficiency across all users. We seek to invest, under normal circumstances, at least 80% of the Fund’s net assets in equities that are substantially engaged in water-related activities that offer a positive contribution to the enhancement of water resource management practices. With this, the Fund aims to provide investors with the purest exposure to the water theme.

62	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Global Water Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2018

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Water Fund Class A	3.05%	6.69%	7.49%	5.21%
AllianzGI Global Water Fund Class A (adjusted)	–2.62%	5.49%	6.88%	4.64%
AllianzGI Global Water Fund Class C	2.35%	5.89%	6.67%	4.41%
AllianzGI Global Water Fund Class C (adjusted)	1.35%	5.89%	6.67%	4.41%
AllianzGI Global Water Fund Class P	3.40%	6.98%	7.75%	5.46%
AllianzGI Global Water Fund Institutional Class	3.36%	7.00%	7.82%	5.53%
S&P Global Water Index	4.37%	8.94%	9.31%	7.22%
MSCI ACWI	9.77%	8.67%	8.19%	5.78%
Lipper Global Natural Resources Funds Average	6.86%	–1.69%	–0.59%	–3.03%
† The Fund began operations on March 31, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on March 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 1.44% for Class A shares, 2.19% for Class C shares 1.16% for Class P shares and 1.15% for Institutional Class shares. These ratios do not include an expense reduction contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.22% for Class A shares, 1.97% for Class C shares, 0.94% for Class P shares, and 0.93% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Country Allocation (as of September 30, 2018)

United States	56.1%
United Kingdom	8.5%
France	6.8%
Switzerland	6.5%
Sweden	4.6%
Austria	3.8%
Japan	3.3%
China	2.7%
Other	4.5%
Cash & Equivalents — Net	3.2%

Annual Report	| September 30, 2018	63

Unaudited

AllianzGI Global Water Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,025.10	$1,021.40	$1,027.00	$1,026.80
Expenses Paid During Period	$6.09	$9.83	$4.78	$4.78

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,019.05	$1,015.34	$1,020.36	$1,020.36
Expenses Paid During Period	$6.07	$9.80	$4.76	$4.76

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.94% for Class C, 0.94% for Class P and 0.94% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

64	September 30, 2018 |	Annual Report

Unaudited

AllianzGI High Yield Bond Fund

For the period of October 1, 2017 through September 30, 2018, as provided by Doug Forsyth, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2018, Class A shares at net asset value (“NAV”), of the AllianzGI High Yield Bond Fund (the “Fund”) returned 0.67%, underperforming the ICE BoA Merrill Lynch High Yield Master II Index (the “benchmark”), which returned 2.94%.

Market Overview

The high-yield bond market advanced alongside stocks while contending with bouts of equity market volatility and rising interest rates over the reporting period.

High yield weathered the spike in equity volatility from late January through early February better than stocks, providing greater downside protection during the stock market correction.

The 10-year U.S. Treasury note yield climbed from 2.33% to 3.06% over the reporting period. Long duration fixed income was adversely impacted whereas high-yield spreads provided some cushion to absorb the move. High yield’s reduced interest-rate sensitivity provided portfolio diversification benefits as Treasuries and investment-grade corporate bonds finished lower.

Credit fundamentals for high yield companies continued to improve throughout the period with most issuers reporting better-than-expected financial results and positive outlooks. Managements cited strengthening fundamentals, increasing demand, a more favorable regulatory environment and tax-reform benefits.

The majority of U.S. economic reports were supportive for the high yield market. They demonstrated labor market strength, the highest consumer confidence level in 18 years, record small business optimism and a new cyclical high in manufacturing.

Given the robust economic backdrop and positive outlook, the U.S. Federal Reserve (the “Fed”) continued to reduce its balance sheet and, as expected, raised rates. The Fed funds rate ended at a range of 2.00% to 2.25%. The FOMC’s decision, communication and policy outlook were generally in-line with expectations.

Overseas angst and geopolitics had a greater influence on international markets compared to U.S. markets. Emerging market stress, Brexit fears, Italian debt concerns, trade talk headlines and the implementation of tariffs on Chinese imports weighed more heavily on foreign investment sentiment. Investors gravitated to the relative strength and safe haven perception of US investments.

Against this backdrop, CCC rated bonds returned 7.7%, significantly outperforming the 3.9% and 0.9% returns for B rated and BB rated bonds, respectively. CCC rated bonds rallied with stocks, but did not surrender gains when the equity market corrected. Strength in the riskiest, most distressed credits was partially attributable to continued demand by yield-motivated investors. BB rated issues, which have lower yields and tighter spreads, were influenced by the move higher in Treasury yields.

Portfolio Review

The Fund finished higher but lagged the benchmark return.

Performance dispersion among credit-quality subcategories weighed on relative performance. The Fund’s credit allocation, specifically an underweight in CCC rated bonds was a headwind as the lowest quality, highest risk issues outperformed higher quality bonds.

Industry allocations that helped relative performance during the period included automotive, telecommunications—wireless and retail. Positive credit selection was the primary driver of relative performance in all three industries. Additionally, portfolio underweights in both telecommunications—wireless and retail were beneficial.

Industry allocations that negatively impacted relative performance during the reporting period included printing & publishing, energy and support-services. In printing & publishing, a relative overweight was beneficial, but portfolio underperformance was offsetting. In energy, a portfolio underweight and issue selection detracted. In support-services, credit selection weighed on relative performance.

Outlook

We believe the U.S. economy remains healthy. In our view, growth is supported by elevated consumer and business confidence, low unemployment, favorable lending conditions, government spending growth and tax cuts. In addition, corporate profits are estimated to grow significantly in 2018.

High-yield bond performance expectations should not deviate from their historical return profile of delivering a compelling total return with less volatility than stocks and providing fixed-income diversification benefits in rising interest-rate environments compared to U.S. Treasuries and investment-grade corporate bonds.

Annual Report	| September 30, 2018	65

Unaudited

AllianzGI High Yield Bond Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2018

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI High Yield Bond Fund Class A	0.67%	3.32%	7.45%	7.00%
AllianzGI High Yield Bond Fund Class A (adjusted)	–3.10%	2.53%	7.04%	6.81%
AllianzGI High Yield Bond Fund Class C	0.02%	2.64%	6.71%	6.23%
AllianzGI High Yield Bond Fund Class C (adjusted)	–0.93%	2.64%	6.71%	6.23%
AllianzGI High Yield Bond Fund Class R	0.33%	2.87%	7.10%	6.69%
AllianzGI High Yield Bond Fund Class P	0.94%	3.67%	7.74%	7.22%
AllianzGI High Yield Bond Fund Institutional Class	1.03%	3.68%	7.86%	7.46%
AllianzGI High Yield Bond Fund Administrative Class	0.83%	3.24%	7.43%	6.99%
ICE BofA Merrill Lynch High Yield Master II Index	2.94%	5.54%	9.38%	7.09%
Lipper High Yield Funds Average	2.27%	4.28%	7.64%	5.79%

† The Fund began operations on July 31, 1996. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on July 31, 1996.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s expense ratios are 1.09% for Class A shares, 1.70% for Class C shares, 1.44% for Class R shares, 0.67% for Class P shares, 0.69% for Institutional Class shares and 0.86% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Industry Allocation (as of September 30, 2018)

Telecommunications	9.0%
Oil, Gas & Consumable Fuels	8.9%
Media	8.3%
Diversified Financial Services	5.5%
Healthcare-Services	4.9%
Chemicals	4.4%
Commercial Services	4.4%
Entertainment	3.8%
Other	46.7%
Cash & Equivalents — Net	4.1%

66	September 30, 2018 |	Annual Report

Unaudited

AllianzGI High Yield Bond Fund (cont’d)

S&P Ratings* (as of September 30, 2018)

* As a percentage of total investments. Securities ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. Previous shareholder reports for the Fund displayed bond ratings provided by Moody’s. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Securities not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,026.00	$1,022.50	$1,024.70	$1,027.40	$1,027.00	$1,027.20
Expenses Paid During Period	$5.08	$8.52	$6.45	$3.71	$3.71	$4.42

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,020.05	$1,016.65	$1,018.70	$1,021.41	$1,021.41	$1,020.71
Expenses Paid During Period	$5.06	$8.49	$6.43	$3.70	$3.70	$4.41

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.00% for Class A, 1.68% for Class C, 1.27% for Class R, 0.73% for Class P, 0.73% for Institutional Class and 0.87% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2018	67

Unaudited

AllianzGI International Growth Fund

For the period of October 1, 2017 through September 30, 2018 as provided by Laura Villani, Product Specialist Associate, Equities.

Fund Insights

For the twelve-month period ended September 30, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI International Growth Fund (the “Fund”) returned 4.32%, outperforming the MSCI ACWI ex USA Index (the “benchmark”), which returned 1.76%.

Market Overview

Global equities rose steadily from September 2017 through January 2018, boosted by optimism over the health of the global economy and by expectations that tax reforms would help to lift U.S. company profits. However, signs of rising inflationary pressures and higher bond yields led to a sharp correction in February 2018. While stocks later recovered these losses, the Trump administration’s decision to impose tariffs on a raft of imports led to escalating fears of a global trade war. In the second half of the reporting period, economic data highlighted the divergence in major economies, with strong momentum in the U.S. contrasting with lackluster growth in Europe and slowing growth in China.

Emerging market equities initially outperformed developed markets, but were challenged in the second half of the period by the strength of the U.S. dollar; higher U.S. interest rates; fears of a global trade war; and currency crises in Argentina, Turkey and Venezuela.

European equities delivered gains, although lagged many other developed markets amid heightened political risks and fears over the impact of increased U.S. tariffs on trade, particularly affecting the German market. Additionally, the strong euro early in the year and geopolitical issues in Italy contributed to lagging European performance.

UK equities outperformed Europe, as the fall in the British pound boosted the overseas earnings of multinational companies. Economic data indicated that the economy was performing better than many had expected, but sentiment towards UK assets continued to be affected by Brexit-related uncertainty.

Equity markets in Pacific ex Japan advanced, however regional performance was skewed by strong returns from one of the region’s largest markets, Australia, which was considered a safe haven in 2018. In Japan, solid returns were driven by Prime Minister Shinzo Abe’s decisive victory in October’s snap election, the weaker yen providing a lift to exporters in the third quarter, and positive economic news.

Portfolio Review

The Fund’s strategy takes a bottom-up approach to identifying structural growth, rather than chasing growth momentum. We believe that our focus on high quality businesses, displaying long term structural growth independently of the wider market, should shelter us to some extent from uncertainty in the markets.

During the period, the Fund saw a positive contribution particularly from stock selection, but also from sector allocation. The underweights of the consumer discretionary and real estate sectors, along with the overweight to healthcare, contributed positively to active outperformance. Stock selection within information technology was especially strong. From a country perspective, the underweights of Belgium, South Korea and Italy were helpful. Stock selection in Denmark excelled. As pure bottom-up investors however, the sector and country attributions are merely an indirect result of the stock selection.

Monotaro, a Japanese online marketplace supplying machine tools and parts, was the top contributor providing an active contribution of 123 basis points, followed by Ambu, Sartorius Stedim Biotech, Constellation Software, and LG Household & Healthcare (between 54 and 108 basis points each). Monotaro is expected to maintain its 25-30% year-over-year sales growth, being well positioned in its small to medium-sized target market, and driven by both increasing order size and new customers.

Meanwhile Weibo, taking advantage of China’s advertising boom in social media, live video and broadcasting, was the lead detractor, subtracting 78 basis points from relative performance on worries of a slowing China economy. British American Tobacco and Odontoprev also detracted from relative performance.

Outlook

While global growth remains solid in absolute terms, we are increasingly conscious that the cyclical peak is behind us, with momentum gradually fading globally from strong levels. We do not believe we are approaching a recession in the coming quarters as cyclical data remains healthy, but do expect a continuation of the recent elevated volatility typical of late-cycle markets. In the short-term, as we enter third quarter results season, our expectation is for the market to return to fundamental analysis, with corporate results, rather than top down factors driving volatility. Bottom-up stock selection will therefore be crucial, becoming a key source of alpha in a volatile or sideways moving market.

In recent months we have seen several sharp market rotations. The corresponding multiple contraction in quality/ growth names, typically create interesting opportunities for us long term, as we seek to capitalize on the widening disconnect between short-term driven selling (often accelerated by passive/quant trading flows), and long term fundamentals. Recent volatility has therefore allowed us to be marginally more active than typical (albeit still at low levels with turnover below 17%), as the upside potential in certain names has increased. As ever, we remain true to process/style, viewing the immediate aftermath of these rotations as some of the most interesting opportunities for our approach.

Recent volatility is undoubtedly painful in the short term, but we believe it creates the opportunities that allow us to differentiate long term.

68	September 30, 2018 |	Annual Report

Unaudited

AllianzGI International Growth Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2018

	1 Year	Since Inception†
AllianzGI International Growth Fund Class A	4.32%	9.32%
AllianzGI International Growth Fund Class A (adjusted)	–1.42%	7.64%
AllianzGI International Growth Fund Institutional Class	4.54%	9.59%
MSCI ACWI ex USA Index	1.76%	5.35%
MSCI ACWI ex USA Growth Index	3.08%	6.49%
Lipper International Multi-Cap Growth Funds Average	2.90%	6.35%

† The Fund began operations on February 2, 2015. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on January 31, 2015.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A Shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 1.82% for Class A shares and 1.49% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.05% for Class A shares and 0.80% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Country Allocation (as of September 30, 2018)

China	13.7%
Germany	12.2%
Canada	10.3%
United Kingdom	9.2%
Denmark	8.7%
Sweden	7.9%
Japan	6.4%
Hong Kong	3.8%
Other	26.3%
Cash & Equivalents — Net	1.5%

Annual Report	| September 30, 2018	69

Unaudited

AllianzGI International Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$986.80	$987.60
Expenses Paid During Period	$5.24	$4.00

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,019.79	$1,021.05
Expenses Paid During Period	$5.33	$4.06

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.05% for Class A and 0.80% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

70	September 30, 2018 |	Annual Report

Unaudited

AllianzGI International Small-Cap Fund

For the period of October 1, 2017 through September 30, 2018, as provided by Alexandra Russo, Product Specialist.

Fund Insights

For the twelve-month period ended September 30, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI International Small-Cap Fund (the “Fund”) returned 6.88%, outperforming the MSCI World ex USA Small Cap Index (the “benchmark”), which returned 3.42%.

Market Overview

Global equities rallied strongly over the twelve-month period, overcoming sharp corrections at the start of 2018 caused by escalating fears of a global trade war. U.S. stocks led the advance, surging to reach fresh highs, as tax cuts buoyed both U.S. economic activity and corporate earnings growth. Asian equities also delivered robust gains, but returns in Europe and emerging markets were more modest.

European equities closed the twelve-month period with modest gains, although they lagged many other developed markets. European stocks reached a peak in mid-January, buoyed by broad optimism over the outlook for the global economy and company earnings. However, growing concerns over a trade dispute with the U.S. caused shares to suffer a sharp setback. While they later recovered some of these losses, European equities failed to regain January’s highs due in part to heightened political risks: Catalonia voted for independence from Spain and Italy’s elections resulted in an anti-establishment coalition government that potentially set it on a confrontational path with the European Union (“EU”). UK equities rallied, delivering solid gains as a fall in the British pound boosted the overseas earnings of multinational companies. Economic data indicated that the economy was performing better than many had expected but sentiment towards UK assets continued to be affected by Brexit-related uncertainty, with Prime Minister Theresa May’s “Chequers proposals” receiving a cool response from EU leaders.

Pacific ex Japan equities ended the twelve-month period with strong gains. By the end of September, the U.S. administration had imposed tariffs on around half of all Chinese imports, prompting tit-for-tat moves from China on U.S. imports. Australian equities lagged many other markets throughout the first half of the review period, but made steady gains in the second half. The market was seen as a relative safe haven and hence benefited from increased flows out of many of Asia’s emerging markets. Chinese equities rallied strongly throughout the final quarter of 2017, reaching a peak in mid-January. However, shares failed to recover from the setback in global markets in February and March, continuing to weaken owing to concerns over the trade war with the U.S. Economic data indicated that economic momentum in China was slowing. The Association of Southeast Asian Nations (“ASEAN”) markets delivered mixed returns. While Thailand held up the best, Singapore and Malaysia also gained. However, Indonesia delivered flat returns while the Philippines was the weakest market.

Japanese equities also posted strong gains over the twelve months. Shares surged in the final quarter of 2017 following Shinzo Abe’s landslide victory in October’s snap election in which he won over two-thirds of available seats. Having reached a peak in mid-January, Japanese equities joined in the global equity sell-off in February and March caused by escalating fears of a global trade war, with the strength of the yen adding to exporters’ problems. As the yen weakened in the third quarter, shares rebounded once more, closing in on the peak reached in January. Japan’s economy registered a shock contraction in the first quarter of 2018. This was the first time the economy had contracted since 2015 and ended the longest unbroken streak of economic expansion since 1989. However, the economy rebounded at an annualized rate of 3.0% in the second quarter and headline inflation hit a six-month high in August.

Portfolio Specifics

The Fund strongly outperformed its benchmark in the last twelve-months. Furthermore, all three small-cap markets showed absolute gains; Japanese small-caps posted the strongest gains followed by small-cap from Asia ex Japan and the European region. All sleeve portfolios (Europe, Japan and Asia ex Japan) closed the year well ahead of their respective local indices. Relative performance was strongest in the European sleeve portfolio followed by the Asia ex Japan and the Japanese sleeve portfolios. On overall portfolio level, sector positioning did not result in a meaningful contribution to active performance as the positive impact from the overweight in healthcare and information technology and the underweight in consumer discretionary was counterweighed by the negative impact of being overweight materials and financials. Stock selection contributed very positively. Selection was most successful within healthcare, materials and industrials. On a single stock basis, the positions in Sartorius Stedim Biotech, KH Neochem and Ambu were the most positive contributors. On the other hand, the positions in Screen Holdings, Morinaga Milk and NetEnt were the most significant detractors.

Outlook

The trade conflicts between Washington, Beijing and Brussels will continue to make headlines and may lead to unexpected twists and turns ahead of the U.S. mid-term elections. It is encouraging, however, that the U.S. and Mexico reached a preliminary agreement in their negotiations about amendments to the North American Free Trade Agreement (“NAFTA”). At the moment, it is difficult to gauge the impact of protectionist measures on the real economy, as import tariffs will not be implemented in full until the third quarter. While any tariffs will probably have a dampening effect, we believe global growth looks set to remain above potential for some time to come, as stronger U.S. growth should compensate for a slowdown in Europe, Japan and several emerging markets. From our vantage point, neither a significant decline in growth nor a recession is on the cards right now. This is an argument in favor of equity investments. In our opinion, concerns about an escalating trade war are likely to weigh more on equities from export-oriented economies which are well integrated into global supply chains and less on U.S. equities. The European Central Bank and the U.S. Federal Reserve are likely to stick to their monetary policies. All this might result in higher volatility and more divergence between the different stock exchanges and companies—in short, a good environment for active asset managers.

Annual Report	| September 30, 2018	71

Unaudited

AllianzGI International Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2018

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI International Small-Cap Fund Class A	6.88%	7.60%	9.93%	11.79%
AllianzGI International Small-Cap Fund Class A (adjusted)	0.99%	6.39%	9.31%	11.49%
AllianzGI International Small-Cap Fund Class C	5.99%	6.78%	9.09%	10.96%
AllianzGI International Small-Cap Fund Class C (adjusted)	4.99%	6.78%	9.09%	10.96%
AllianzGI International Small-Cap Fund Class R	6.51%	7.30%	9.63%	11.51%
AllianzGI International Small-Cap Fund Class P	7.02%	7.77%	10.14%	12.10%
AllianzGI International Small-Cap Fund Institutional Class	7.09%	7.84%	10.24%	12.19%
AllianzGI International Small-Cap Fund Class R6	7.14%	7.93%	10.35%	12.30%
MSCI World ex USA Small Cap Index	3.42%	7.07%	9.04%	7.92%
MSCI EAFE Small Cap Index	3.73%	7.96%	9.68%	8.08%
Lipper International Small/Mid-Cap Growth Funds Average	3.15%	6.78%	9.04%	8.84%

† The Fund began operations on December 31, 1997. Benchmark return and Lipper performance comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 1.93% for Class A shares, 2.50% for Class C shares, 2.11% for Class R shares, 1.42% for Class P shares, 1.43% for Institutional Class shares and 1.42% for Class R6 shares. These ratios do not include expense reductions, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.25% for Class A shares, 2.08% for Class C shares, 1.59% for Class R shares, 1.10% for Class P shares, 1.04% for Institutional Class shares and 1.00% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Country Allocation (as of September 30, 2018)

Japan	36.2%
United Kingdom	15.9%
Germany	8.9%
Switzerland	8.1%
France	7.9%
Austria	6.6%
Australia	5.4%
Denmark	4.8%
Other	21.5%
Cash & Equivalents — Net	–15.3%

72	September 30, 2018 |	Annual Report

Unaudited

AllianzGI International Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$965.50	$961.40	$963.70	$966.10	$966.40	$966.60
Expenses Paid During Period	$6.16	$10.23	$7.83	$5.42	$5.13	$4.93

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,018.80	$1,014.64	$1,017.10	$1,019.55	$1,019.85	$1,020.05
Expenses Paid During Period	$6.33	$10.50	$8.04	$5.57	$5.27	$5.06

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.25% for Class A, 2.08% for Class C, 1.59% for Class R, 1.10% for Class P, 1.04% for Institutional Class and 1.00% for Class R6), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2018	73

Unaudited

AllianzGI Micro Cap Fund

For the period of October 1, 2017 through September 30, 2018, as provided by Robert Marren, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Micro Cap Fund (the “Fund”) returned 11.03%, underperforming the Russell Microcap Growth Index (the “benchmark”), which returned 15.38%.

Market Environment

U.S. equities delivered gains over the period. Solid corporate earnings growth helped propel the market to its longest bull run in history, surpassing the previous record set between 1990 and 2000. Economic news continued to show strength. U.S. second-quarter GDP expanded at an annualized rate of 4.2%, the fastest pace in nearly four years. As expected, the U.S. Federal Reserve (the “Fed”) increased interest rates by 25 basis points for the third time this year, noting stronger labor markets and improved economic activity.

Against this market backdrop, the Russell Microcap index returned 13.56% and underperformed the Russell 2000 by 1.59%. Within the micro-cap universe, growth stocks outperformed value by 3.4%. Specific to the benchmark, sector performance was broadly positive. Consumer staples, communication services, and health care were the strongest performing sectors. In contrast, the consumer discretionary sector had the weakest performance, followed by materials and industrials.

Portfolio Review

The Fund underperformed its benchmark over the twelve-month period. From an attribution perspective, security selection drove relative underperformance whereas asset weighting effects were offsetting. Stock picking detracted from the consumer discretionary, materials and financials sectors. Conversely, positive security selection in the information technology, health care and energy sectors were partially offsetting. Separately, an underweight in consumer discretionary helped returns but was balanced by an underweight in healthcare that tempered performance.

A top contributor, Tabula Rasa Healthcare Inc. develops healthcare software primarily used to personalize medication regimens for the elderly, ensuring that patients take the right drugs at the right time. Shares rallied on strong earnings and guidance that topped analyst expectations. The largest absolute detractor was Nutrisystems Inc., which provides low-calorie nutritionally-balanced weight management products. The stock was lower on disappointing 2018 guidance due to overspending on television ads with weak viewership.

Outlook

Looking forward, we maintain the view that the current expansion will continue at a moderate pace. The overall economic fundamentals appear solid. From our bottom-up research and conversations with companies, we found that executive management teams across multiple industries remain upbeat. However, the Trump administration’s aggressive focus on revising trade agreements and retaliatory responses from other countries can elevate market volatility. Given the ongoing uncertainty, we are closely monitoring the situation.

On the monetary policy front, the Fed stated in its September 2018 meeting that the central bank will continue the path of monetary policy normalization, with one additional rate hike projected for the rest of 2018 and further rate increases in 2019. Overall, we welcome the return to a more normalized rate environment, which should encourage price discovery based on company fundamentals and can be favorable for active management.

While small-cap equity absolute valuations currently trade at the higher end of historical ranges, relative valuations remain attractive against larger-cap equities. In addition, small-cap equities continue to exhibit stronger growth potential. In our opinion, these factors should support small-cap returns going forward.

Ultimately, we believe that company-specific results will dictate performance. We continue to uncover exciting, new, positive change-based opportunities within the small-cap investment universe.

74	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Micro Cap Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2018

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Micro Cap Fund Class A	11.03%	10.59%	11.62%	11.43%
AllianzGI Micro Cap Fund Class A (adjusted)	4.93%	9.35%	10.99%	11.16%
AllianzGI Micro Cap Fund Class P	11.10%	10.71%	11.78%	11.64%
AllianzGI Micro Cap Fund Institutional Class	11.04%	10.68%	11.84%	11.73%
Russell Microcap Growth Index	15.38%	9.42%	11.38%	7.31%
Lipper Small-Cap Growth Funds Average	27.32%	11.94%	12.82%	8.74%

† The Fund began operations on July 12, 1995. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on June 30, 1995.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 1.98% for Class A shares, 1.69% for Class P shares and 1.73% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 1.42% for Class A shares, 1.34% for Class P shares and 1.34% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Industry Allocation (as of September 30, 2018)

Healthcare Equipment & Supplies	15.5%
Biotechnology	13.2%
Software	9.0%
Banks	7.0%
Pharmaceuticals	4.7%
Healthcare Providers & Services	4.4%
Machinery	4.0%
Oil, Gas & Consumable Fuels	3.7%
Other	36.8%
Cash & Equivalents — Net	1.7%

Annual Report	| September 30, 2018	75

Unaudited

AllianzGI Micro Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,112.40	$1,112.40	$1,112.40
Expenses Paid During Period	$8.05	$7.57	$7.63

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,017.45	$1,017.90	$1,017.85
Expenses Paid During Period	$7.69	$7.23	$7.28

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.52% for Class A, 1.43% for Class P and 1.44% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

76	September 30, 2018 |	Annual Report

Unaudited

AllianzGI NFJ Emerging Markets Value Fund

For the period of October 1, 2017, through September 30, 2018, as provided by the Value Equity, US team.

Fund Insights

For the twelve-month period ended September 30, 2018, the Class A shares at net asset Value (“NAV”) of the AllianzGI NFJ Emerging Markets Value Fund returned -4.36%, underperforming the MSCI Emerging Markets Index (the “benchmark”), which returned -0.81%.

Market Overview

It was a volatile twelve-month period for emerging market equities, which closed the period with moderate gains overall. Initially, emerging market stocks rallied sharply, outperforming developed markets as they were buoyed by optimism over the health of the global economy and the prospects for global trade, as well as a weak tone to the U.S. dollar. However, that position reversed following the setback in global equity markets in February and March. With the U.S. dollar strengthening and U.S. bond yields rising, many emerging markets were exposed to higher debt servicing costs. Fears of a global trade war also weighed on sentiment, as did currency crises in Argentina, Turkey and Venezuela. On a regional level, Eastern European equities performed the best, followed by Latin America and then Asia. Chinese equities rallied strongly throughout the final quarter of 2017, reaching a peak in mid-January. However, shares failed to recover from the setback in global markets in February and March, continuing to weaken owing to concerns over the trade war with the U.S. By the end of September, the U.S. administration had imposed tariffs on around half of all Chinese imports, prompting tit-for-tat moves from China on U.S. imports. Chinese authorities announced a package of tax cuts and infrastructure spending, as well as cuts to banks’ reserve requirement ratio, to counteract the impact of falling exports. Russian equities were standout performers over the period, boosted by rising oil prices, which reached a four-year high, and by Standard & Poor’s decision to raise the country’s credit rating to investment-grade status. In contrast, Turkey was among the weakest markets as the lira plunged amid concerns about the central bank’s independence.

Portfolio Review

Relative performance results over the reporting period were due to negative stock selection, though country allocations detracted to a lesser degree; sector allocations, conversely, contributed somewhat. Robust selection across the information technology and consumer discretionary sectors aided returns, while selection was negative across materials and healthcare. The Fund’s underweight in communication services and overweight in energy contributed to performance results. In contrast, an underweight in information technology and overweight in industrials detracted from the Fund’s relative returns. Selection by country was somewhat negative due to holdings based in China and South Korea, which failed to keep pace with benchmark shares. Conversely, selection was positive across South Africa and Mexico. Country allocations were also negative, and driven by the Fund’s overweight positions in Singapore and Hong Kong. This was only somewhat offset by an underweight in China and overweight in Cyprus, which boosted relative results.

Outlook

Ever since the global financial crisis, loosening money policy has been a major force behind exchanges drifting higher. More recently, we have seen this trend begin to abate in certain major financial centers, resulting in a global decoupling of country returns across the marketplace. However, no nation wants to give up opportunities for economic expansion. As a result, many countries are turning to fiscal measures to continue where monetary policies have left off. Smaller, more fragile economies with less flexibility like Turkey, Argentina and South Africa have already seen their stock markets plummet in the face of what appears to be a tougher economic climate. In China, the Communist Party has moved to put a floor on Chinese growth to cushion the blow of increasing tariffs from the United States, including the introduction of new infrastructure development packages, tax cuts for corporations, looser lending terms and the lowering of interest rates.

In response to these shifting market dynamics, we expect greater inflation in certain parts of the world, higher interest rates globally, tighter credit conditions, and heightened volatility. We believe that this environment could lead to a market where value stocks will be favored over their growth counterparts. Finally, consistently investing at that intersection between value and dividends has been crucial to the strength of our long-term performance results, and we believe this disciplined process will help us continue that trend as we look to future market environments.

Annual Report	| September 30, 2018	77

Unaudited

AllianzGI NFJ Emerging Markets Value Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2018

	1 Year	5 Year	Since Inception†
AllianzGI NFJ Emerging Markets Value Fund Class A	–4.36%	4.79%	4.38%
AllianzGI NFJ Emerging Markets Value Fund Class A (adjusted)	–9.62%	3.61%	3.37%
AllianzGI NFJ Emerging Markets Value Fund Class C	–5.08%	4.00%	3.60%
AllianzGI NFJ Emerging Markets Value Fund Class C (adjusted)	–6.02%	4.00%	3.60%
AllianzGI NFJ Emerging Markets Value Fund Class P	–4.30%	4.95%	4.54%
AllianzGI NFJ Emerging Markets Value Fund Institutional Class	–4.12%	5.06%	4.65%
MSCI Emerging Markets Index	–0.81%	3.61%	2.49%
Lipper Emerging Markets Funds Average	–3.96%	2.51%	1.79%

† The Fund began operations on December 18, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2012.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 3.33% for Class A shares, 4.01% for Class C shares, 3.01% for Class P shares and 2.88% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.15% for Class A shares, 1.90% for Class C shares, 0.99% for Class P shares and 0.90% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Country Allocation (as of September 30, 2018)

China	27.2%
Korea (Republic of)	13.6%
Taiwan	10.9%
India	10.7%
Brazil	6.4%
Mexico	5.2%
Hong Kong	4.9%
South Africa	4.7%
Other	14.4%
Cash & Equivalents — Net	2.0%

78	September 30, 2018 |	Annual Report

Unaudited

AllianzGI NFJ Emerging Markets Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$874.10	$870.70	$874.30	$875.40
Expenses Paid During Period	$5.36	$8.91	$4.60	$4.23

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,019.35	$1,015.54	$1,020.16	$1,020.56
Expenses Paid During Period	$5.77	$9.60	$4.96	$4.56

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.14% for Class A, 1.90% for Class C, 0.98% for Class P and 0.90% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Annual Report	| September 30, 2018	79

Unaudited

AllianzGI NFJ International Small-Cap Value Fund

For the period of October 1, 2017, through September 30, 2018, as provided by the Value Equity, US team.

Fund Insights

For the twelve-month period ended September 30, 2018, the Class A shares at net asset value (“NAV”) of the AllianzGI NFJ International Small-Cap Value Fund (the “Fund”) returned -3.05%, underperforming the MSCI World ex USA Small Cap Index (the “benchmark”), which returned 3.42%.

Market Overview

Global equities rallied strongly over the twelve-month period, overcoming sharp corrections at the start of 2018 caused by escalating fears of a global trade war. Asian equities generally delivered robust gains, boosted in part by strength from Australia, which lagged many other markets throughout the first half of the review period, but made steady gains in the second half. The market was seen as a relative safe haven and hence benefited from increased flows out of many of Asia’s emerging markets. Euro-zone stocks reached a peak in mid-January, buoyed by broad optimism over the outlook for the global economy and company earnings. However, growing concerns over a trade dispute with the U.S. caused shares to suffer a sharp setback. While they later recovered some of these losses, euro-zone equities failed to regain January’s highs due in part to heightened political risks: Catalonia voted for independence from Spain and Italy’s elections resulted in an anti-establishment coalition government that potentially set it on a confrontational path with the EU. In terms of sectors, more defensively positioned areas of the market, including health care and consumer staples, performed well. Energy was the second-strongest performer in the benchmark as oil prices rallied and Brent crude rose to a four-year high of over $82 a barrel amid concerns that U.S. sanctions against Iran would curtail supply as well as the refusal of many oil-producing nations to increase production. Information technology also performed well over the period. In contrast, materials, financials and consumer discretionary equities in the benchmark posted negative total returns.

Portfolio Review

Relative performance results over the reporting period were due to negative stock selection and sector allocations, though country allocations also detracted to a lesser degree over the reporting period. Positive selection across the utilities and energy sectors was overwhelmed by holdings in the information technology and real estate sectors, which failed to keep pace with benchmark shares. The Fund’s underweight exposures in information technology and healthcare detracted from performance, while an underweight in consumer discretionary modestly contributed over the reporting period. Selection by country was negative due to holdings based in Japan and the UK; these negative results were only partially offset by strength across the Fund’s Australian and French-based names. The Fund’s overweight exposures in Argentina and Mexico contributed to relative results. In contrast, overweight positions in Hong Kong and China dampened performance over the twelve-month period.

Outlook

Ever since the global financial crisis, loosening money policy has been a major force behind exchanges drifting higher. More recently, we have seen this trend begin to abate in certain major financial centers, resulting in a global decoupling of country returns across the marketplace. However, no nation wants to give up opportunities for economic expansion. As a result, many countries are turning to fiscal measures to continue where monetary policies have left off. In Europe, Theresa May has signaled austerity is over and the Italians, despite defying the broader European Union, are making commitments to increase spending. Additionally, tax policies favorable for small business have become law in Australia, France, the United States and several other countries. In our opinion, these types of actions will be important for spurring continued economic growth, albeit at the cost of accumulating ever more debt.

In response to these shifting market dynamics, we expect greater inflation in certain parts of the world, higher interest rates globally, tighter credit conditions, and heightened volatility. We believe that this environment could lead to a market where value stocks will be favored over their growth counterparts. Finally, consistently investing at that intersection between value and dividends has been crucial to the strength of our long-term performance results, and we believe this disciplined process will help us continue that trend as we look to future market environments.

80	September 30, 2018 |	Annual Report

Unaudited

AllianzGI NFJ International Small-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2018

	1 Year	5 Year	Since Inception†
AllianzGI NFJ International Small-Cap Value Class A	–3.05%	4.79%	9.24%
AllianzGI NFJ International Small-Cap Value Class A (adjusted)	–8.38%	3.61%	8.27%
AllianzGI NFJ International Small-Cap Value Class C	–3.76%	4.02%	8.45%
AllianzGI NFJ International Small-Cap Value Class C (adjusted)	–4.72%	4.02%	8.45%
AllianzGI NFJ International Small-Cap Value Class P	–2.79%	4.98%	9.44%
AllianzGI NFJ International Small-Cap Value Institutional Class	–2.75%	5.08%	9.54%
AllianzGI NFJ International Small-Cap Value Class R6	–2.67%	5.17%	9.64%
MSCI World ex USA Small Cap Index	3.42%	7.07%	11.67%
Lipper International Small/Mid-Cap Core Funds Average	–0.01%	5.64%	10.08%

† The Fund began operations on June 1, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on May 31, 2012.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 7.02% for Class A shares, 7.31% for Class C shares, 6.63% for Class P shares, 6.32% for Institutional Class shares and 6.18% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.30% for Class A shares, 2.05% for Class C shares, 1.05% for Class P shares, 0.99% for Institutional Class shares and 0.95% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Country Allocation (as of September 30, 2018)

United Kingdom	24.3%
Japan	17.4%
Australia	6.0%
Hong Kong	5.4%
Singapore	5.4%
China	4.3%
Spain	4.2%
Canada	4.1%
Other	28.2%
Cash & Equivalents — Net	0.7%

Annual Report	| September 30, 2018	81

Unaudited

AllianzGI NFJ International Small-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$950.30	$946.60	$951.60	$951.70	$952.30
Expenses Paid During Period	$6.36	$10.00	$5.14	$4.84	$4.65

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,018.55	$1,014.79	$1,019.80	$1,020.10	$1,020.31
Expenses Paid During Period	$6.58	$10.35	$5.32	$5.01	$4.81

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.30% for Class A, 2.05% for Class C, 1.05% for Class P, 0.99% for Institutional Class and 0.95% for Class R6), multiplied by the average account value over the period, multiplied by 183/365.

82	September 30, 2018 |	Annual Report

Unaudited

AllianzGI PerformanceFee Managed Futures Strategy Fund

From inception on December 18, 2017 through September 30, 2018, as provided by the Multi-Asset US Group.

Fund Insights

For the period from inception on December 18, 2017 through September 30, 2018, Institutional Class shares at net asset value (“NAV”) of the AllianzGI PerformanceFee Managed Futures Strategy Fund (the “Fund”) returned -4.10%, underperforming the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill (the “benchmark”), which returned 1.36%.

Market Overview

At the start of the period, political developments in the U.S. and Japan helped drive returns for global equities. The passage of the Tax Cuts and Jobs Act in late December drove U.S. equities on the hope that the lower corporate tax rate would result in higher capital investment and provide a further boost to economic growth. Japanese equities rallied after Prime Minister Shinzo Abe’s victory in snap elections in October was perceived as a mandate for him to continue with his market-friendly policies. However, political outcomes in the euro zone, including a failure to resolve the question of Catalonia’s secession from Spain and Angela Merkel’s failure to establish a coalition government by year-end, led to declines in European equities. Macroeconomic and policy uncertainty led to several new themes including: (i) a re-emergence of volatility, (ii) renewed vigilance about the possibility of creeping inflation and (iii) revised forecasts for the pace and magnitude of Fed rate hikes.

In March, these factors, combined with the looming threat of a global trade war between the U.S. and its major trading partners weighed on markets. While the trade war rhetoric receded for the most part in April, it returned in late May with the U.S. administration imposing tariffs on steel and aluminum imports from the EU, Canada and Mexico. Since June, slower growth in world trade, among other factors, contributed to a loss in momentum in economic activity across advanced economies. The U.S., however, remained ahead of the pack of major economies in terms of growth.

Overall for the period, after touching peaks in January most equity markets suffered corrections in February and March and then rallied to finish the period with strongly positive returns. Global equities returned more than 9.0% (MSCI ACWI) while U.S. equities (MSCI U.S.) returned nearly two times the global equity return. Among the worst performers for the period were equities in emerging markets—especially in markets where currencies depreciated strongly—as well as in Europe. Within the U.S., large-cap stocks outperformed small-cap stocks and growth outperformed value. U.S. government bonds and global sovereign bonds each finished down. Monetary policy continued to tighten in developed economies. In total, the U.S. Federal Reserve raised rates four times, while the Bank of England raised rates twice. While rates remained on hold in other developed economies, the European Central Bank announced it would end its bond-buying program by the end of 2018 and the Bank of Japan gave itself more flexibility by expanding its target for the 10-year bond yield. In contrast, several emerging markets raised rates as they sought to stem currency weakness.

Portfolio Review

The main positive contributors to performance during the period since inception were long positions in U.S. equity, precious metals, and WTI crude oil, and shorts in soft commodities—particularly coffee and sugar. By far the main detractors were 10-year bond futures such as hard duration in the U.S. and other developed countries, and emerging markets credit. However, European and Japanese equities and shorts in volatility futures were also significant detractors.

At the end of the reporting period, the Fund’s notable long exposures included global equities (mainly North America), select international bonds, high yield bonds, and energy. Key short positions included U.S. Treasuries, international currencies (relative to the U.S. dollar), and metals, both precious and industrial.

Outlook

Recognizing that the expansion in global growth that started in mid-2016 may have peaked in some major economies, we are focused on the sources of further downside risks. Such risks include escalation in trade and diplomatic tensions between the U.S. and China, persistently higher oil prices, currency volatility weighing on vulnerable emerging markets and a more abrupt tightening in financial market conditions in major economies, among others.

We believe that U.S. equities remain the most attractive of developed market equities in the near term. In Europe, in light of the deteriorating macroeconomic backdrop, we continue to expect fiscal policy uncertainty in the periphery and the prospect of further tightening in monetary policy to weigh on European equities. We anticipate challenges for broad emerging markets equities and debt but see opportunities to differentiate within the asset class. The returns to fixed income assets in recent months have been almost invariably negative and we see limited prospect of a significant broad turnaround—especially given the trend of rising global inflation, rising interest rates globally and a still-healthy global growth dynamic. Again, however, opportunities exist to differentiate among sovereign bonds. We remain constructive on the U.S. dollar versus major developed currencies as of the end of the period.

Annual Report	| September 30, 2018	83

Unaudited

AllianzGI PerformanceFee Managed Futures Strategy Fund (cont’d)

Cumulative Total Return for the period ended September 30, 2018

Since Inception†
AllianzGI PerformanceFee Managed Futures Strategy Fund Institutional Class	–4.10%
AllianzGI PerformanceFee Managed Futures Strategy Fund Class P	–4.00%
AllianzGI PerformanceFee Managed Futures Strategy Fund Class R6	–3.90%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill	1.36%
Lipper Alternative Managed Futures	–3.85%

† The Fund began operations on December 18, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 5.49% for Institutional Class shares, 5.54% for Class P shares and 5.44% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 0.94% for Institutional Class shares, 0.99% for Class P shares and 0.89% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Asset Allocation (as of September 30, 2018)

U.S. Treasury Obligations	85.1%
Cash & Equivalents — Net	14.9%

84	September 30, 2018 |	Annual Report

Unaudited

AllianzGI PerformanceFee Managed Futures Strategy Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	R6
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$995.90	$994.80	$996.90
Expenses Paid During Period	$0.95	$0.70	$0.45

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	R6
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,024.12	$1,024.37	$1,024.62
Expenses Paid During Period	$0.96	$0.71	$0.46

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.19% for Class P, 0.14% for Institutional Class and 0.09% for Class R6), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Annual Report	| September 30, 2018	85

Unaudited

AllianzGI PerformanceFee Structured US Equity Fund

From inception on December 18, 2017 through September 30, 2018, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the period from inception on December 18, 2017 through September 30, 2018, Institutional Class shares at net asset value (“NAV”) of the AllianzGI PerformanceFee Structured US Equity Fund (the “Fund”) returned 11.30%, outperforming the S&P 500 Index (the “benchmark”), which returned 9.94%.

Market Overview

The Fund delivered above-target excess returns in the second and third quarters, helping lift its outperformance closer to its targeted annual range following a choppy start to the year.

The benchmark, which underlies the majority of the Fund’s option positions, has returned 10.56% year-to-date, despite a significant equity market correction in February.

In February, the benchmark came off 15 consecutive months of gains, including a 6.6% and 5.7% rally in the fourth quarter of 2017 and January 2018, respectively. At the equity market’s peak on January 26th, the CBOE Volatility Index (“VIX”), a fear gauge that measures the implied volatility of at-the-money benchmark options, stood at 11, far below its historical average. This is the volatility environment in which Structured U.S. Equity’s option positions had been built.

Then came the week of February 5th. On this day alone, the benchmark fell 4.1%, while the VIX rose from 17 to 38. This 115% increase was easily the largest one-day percentage move in more than 30 years, and headlines emerged about short-volatility strategies that had collapsed outright. Over the course of the week, from the high of February 2nd to the low of February 9th, the benchmark dropped 10.2%, a challenging environment for the strategy’s option portfolio.

Following the correction, the benchmark picked up steam in the second and third quarters, finishing the quarters up 3.43% and 7.71%, respectively. The relatively benign environment enabled us to successfully hold all our range-bound spreads to expiration, with no restructuring of any option portfolio positions.

Portfolio Review

In response to February’s market correction, we implemented our restructuring methodology per Structured U.S. Equity’s risk management. The Fund restructured all of the option portfolio’s range-bound spreads, lowering the breakevens of our statistical zones by 12% to 14% from their original levels. At the same time, the surge in volatility enabled us to harvest gains from our hedging positions—long benchmark puts and long VIX calls—as well as from many of our directional spreads. These gains were not enough to fully offset the restructuring costs, but our first order of business, moving all our strikes out of the way of the market’s descent, was accomplished.

The VIX’s record-setting surge on February 5th belied the implied volatility and rising equity market environment that followed. While a rising market can dampen our excess return potential because it typically keeps implied volatility levels down, in the second and third quarters we were able to capitalize nicely on the index’s ascent by realizing substantial gains on upside directional spreads. These gains enabled the option portfolio to perform ahead of target in the second and third quarter despite a low average VIX level of 14.

(Note that having the VIX at 14 is better than a VIX at 11, which was the level one year prior. This modest two-point increase in the year-over-year average VIX allowed us to build range-bound spread profit zones approximately 1.5% wider, allowing for more statistical safety in the event of an equity-market decline.)

When volatility is low, Structured U.S. Equity’s expected outperformance would typically be limited to its targeted rate, but not greater. This is because we always prioritize preserving our risk profile. Even if outperformance is behind schedule for the year, we still will not reach for a faster recovery by tightening our range-bound profit zones to collect more option premium. We believe that taking on greater risk in a low-volatility environment would be short-sighted and imprudent.

Instead, we aim to make the most of the market conditions we are given, which in this case was a steadily rising equity market. We always have long directional call spreads in the option portfolio to benefit from upside moves, but realizing gains on them can be sporadic and lumpy. Sometimes the rate of ascent is too slow for the positions to be profitable; other times it can be too fast and overshoot our zones.

Outlook

Our ability to deliver above-target gains in the second and third quarters of 2018 without increasing our risk profile underscores a key strength of structured alpha. We have many different types of positions in the portfolio at all times, and while we never know which ones are going to work best in a particular period, we believe the interaction among the positions across different market conditions maximizes the portfolio’s likelihood of success.

86	September 30, 2018 |	Annual Report

Unaudited

AllianzGI PerformanceFee Structured US Equity Fund (cont’d)

Cumulative Total Return for the period ended September 30, 2018

Since Inception†
AllianzGI PerformanceFee Structured US Equity Fund Institutional Class	11.30%
AllianzGI PerformanceFee Structured US Equity Fund Class P	11.30%
AllianzGI PerformanceFee Structured US Equity Fund Class R6	11.30%
S&P 500 Index	9.94%
Lipper Large-Cap Core Funds	8.83%

† The Fund began operations on December 18, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 4.07% for Institutional Class shares, 4.12% for Class P shares and 4.02% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 0.65% for Institutional Class shares, 0.65% for Class P shares and 0.65% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Asset Allocation (as of September 30, 2018)

Exchange-Traded Funds	98.7%
Cash & Equivalents — Net	1.3%

Annual Report	| September 30, 2018	87

Unaudited

AllianzGI PerformanceFee Structured US Equity Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	R6
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,140.40	$1,140.40	$1,140.40
Expenses Paid During Period	$4.83	$3.33	$4.51

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	R6
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,020.56	$1,021.96	$1,020.86
Expenses Paid During Period	$4.56	$3.14	$4.26

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.90% for Class P, 0.62% for Institutional Class and 0.84% for Class R6), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

88	September 30, 2018 |	Annual Report

Unaudited

AllianzGI PerformanceFee Structured US Fixed Income Fund

From inception on December 18, 2017 through September 30, 2018, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the period from inception on December 18, 2017, through September 30, 2018, Institutional Class shares at net asset value (“NAV”) of the AllianzGI PerformanceFee Structured US Fixed Income Fund (the “Fund”) returned -0.70%, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which returned -1.53%.

Market Overview

The Fund delivered above-target excess returns in the second and third quarters, helping lift year-to-date outperformance closer to its targeted annual range following a choppy start to the year.

With bonds negative year-to-date, the benchmark, which underlies the majority of the portfolio’s option positions, has returned 10.56%, despite a significant equity market correction in February.

In February, the benchmark came off 15 consecutive months of gains, including a 6.6% and 5.7% rally in the fourth quarter of 2017 and January 2018, respectively. At the equity market’s peak on January 26th, the CBOE Volatility Index (“VIX”), a fear gauge that measures the implied volatility of at-the-money benchmark options, stood at 11, far below its historical average. This is the volatility environment in which the Fund’s option positions had been built.

Then came the week of February 5th. On this day alone, the benchmark fell 4.1%, while the VIX rose from 17 to 38. This 115% increase was easily the largest one-day percentage move in more than 30 years and headlines emerged about short-volatility strategies that had collapsed outright. Over the course of the week, from the high of February 2nd to the low of February 9th, the benchmark dropped 10.2%, a challenging environment for the strategy’s option portfolio.

Following the correction, the benchmark picked up steam in the second and third quarters, finishing the quarters up 3.43% and 7.71%, respectively. The relatively benign environment enabled us to successfully hold all our range-bound spreads to expiration, with no restructuring of any option portfolio positions.

Portfolio Review

In response to February’s market correction, we implemented our restructuring methodology per the Fund’s risk management. We restructured all of the option portfolio’s range-bound spreads, lowering the breakevens of our statistical zones by 12% to 14% from their original levels. At the same time, the surge in volatility enabled us to harvest gains from our hedging positions—long benchmark puts and long VIX calls—as well as from many of our directional spreads. These gains were not enough to fully offset the restructuring costs, but our first order of business, moving all our strikes out of the way of the market’s descent, was accomplished.

The VIX’s record-setting surge on February 5th belied the implied volatility and rising equity market environment that followed. While a rising market can dampen our excess return potential because it typically keeps implied volatility levels down, in the second and third quarters we were able to capitalize nicely on VIX’s ascent by realizing substantial gains on upside directional spreads. These gains enabled the option portfolio to perform ahead of target in the second and third quarter despite a low average VIX level of 14.

(Note that having the VIX at 14 is better than a VIX at 11, which was the level one year prior. This modest two-point increase in the year-over-year average VIX allowed us to build range-bound spread profit zones approximately 1.5% wider, allowing for more statistical safety in the event of an equity-market decline.)

When volatility is low, the Fund’s expected outperformance would typically be limited to its targeted rate, but not greater. This is because we always prioritize preserving our risk profile. Even if outperformance is behind schedule for the year, we still will not reach for a faster recovery by tightening our range-bound profit zones to collect more option premium. We believe that taking on greater risk in a low-volatility environment would be short-sighted and imprudent.

Instead, we aim to make the most of the market conditions we are given, which in this case was a steadily rising equity market. We always have long directional call spreads in the option portfolio to benefit from upside moves, but realizing gains on them can be sporadic and lumpy. Sometimes the rate of ascent is too slow for the positions to be profitable; other times it can be too fast and overshoot our zones.

Outlook

Our ability to deliver above-target gains in the second and third quarters of 2018 without increasing our risk profile underscores a key strength of structured alpha. We have many different types of positions in the portfolio at all times, and while we never know which ones are going to work best in a particular period, we believe the interaction among the positions across different market conditions maximizes the portfolio’s likelihood of success.

Annual Report	| September 30, 2018	89

Unaudited

AllianzGI PerformanceFee Structured US Fixed Income Fund (cont’d)

Cumulative Total Return for the period ended September 30, 2018

Since Inception†
AllianzGI PerformanceFee Structured US Fixed Income Fund Institutional Class	–0.70%
AllianzGI PerformanceFee Structured US Fixed Income Fund Class P	–0.70%
AllianzGI PerformanceFee Structured US Fixed Income Fund Class R6	–0.70%
Bloomberg Barclays U.S. Aggregate Bond Index	–1.53%
Lipper General Bond Funds Average	–0.92%

† The Fund began operations on December 18, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 3.77% for Institutional Class shares, 3.82% for Class P shares and 3.72% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 0.35% for Institutional Class shares, 0.35% for Class P shares and 0.35% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Asset Allocation (as of September 30, 2018)

Exchange-Traded Funds	99.6%
Cash & Equivalents — Net	0.4%

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Unaudited

AllianzGI PerformanceFee Structured US Fixed Income Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	R6
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,011.20	$1,011.20	$1,011.20
Expenses Paid During Period	$2.37	$1.97	$2.37

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	R6
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,022.71	$1,023.11	$1,022.71
Expenses Paid During Period	$2.38	$1.98	$2.38

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.47% for Class P, 0.39% for Institutional Class and 0.47% for Class R6), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Annual Report	| September 30, 2018	91

Unaudited

AllianzGI Preferred Securities and Income Fund

From inception on May 30, 2018 through September 30, as provided by Carl W. Pappo Jr., CFA, Portfolio Manager.

Fund Insights

For the period from inception on May 30, 2018 through September 30, 2018, Institutional Class shares at net asset value (“NAV”) of the AllianzGI Preferred Securities and Income Fund (the “Fund”) returned 1.76%, outperforming the ICE BofA Merrill Lynch Fixed Rate Preferred Securities Index (the “benchmark”), which returned 1.16%.

Market Overview

The current period has been characterized by a steady increase in interest rates, as U.S. economic growth continued to show resiliency and further increases in the benchmark interest rate of the U.S. Federal Reserve. were priced in during the third quarter. Two economic releases that contributed to this backdrop were the second quarter gross domestic product figures coming in above 4% and the July Core PCE going just above 2% in July (the first reading above 2% since 2012). Overall demand for high quality spread product helped support the preferred market. Credit spreads broadly continued to tighten, as prices held steady absorbing the rise in Treasury yields. Our customized preferred index suggests that the Preferred to senior spread levels compressed 17 basis points over the time horizon.

Portfolio Review

Absolute performance for the preferred market has been positive since the May 30, 2018 inception date. Trends in the various segments of the market varied dramatically over the same horizon: the $25 retail market outperformed during the summer, recovering from a weak start to the year, as the ETF funds that dominate the $25 market received net inflows, and the market experienced some call activity, driving a supply squeeze that drove prices higher. This trend reversed itself in September, when ETFs saw net redemptions, and net new supply rose to meet the summer demand. In contrast, the $1000 market saw supply early in the period, as some issuers refinanced $25 called securities in the $1000 market. Then as interest rates rose throughout the third quarter, the variable rate coupon structure of the $1000 market helped it outperform the $25 market, where more fixed coupon structures prevail. The reversal of the relative performance of the market segments contributed to the outperformance of the Fund relative to its benchmark, as the Fund is underweight $25 issues relative to the 62% composition of the benchmark. The Fund outperformed its Index by 60 basis points (1.76% vs 1.16%) for the period. In addition, our higher allocation to floating-rate and fixed-to-float coupons relative to fixed-rate coupons also contributed to returns.

Outlook

Economic growth has certainly picked up and the U.S. Federal Reserve has been signaling further tightening into 2019. We expect preferreds’ high income rates, wider yield spreads relative to senior corporate bonds, and variable structures will help cushion the impact of rising rates. We continue to favor financials and floating rate securities; financials benefit from strong fundamentals and the rise in rates will be very supportive of financials top line and floaters will benefit as their coupons reset every three months.

92	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Preferred Securities and Income Fund (cont’d)

Cumulative Total Return for the period ended September 30, 2018

Since Inception†
AllianzGI Preferred Securities and Income Fund Institutional Class	1.76%
AllianzGI Preferred Securities and Income Fund Class P	1.74%
AllianzGI Preferred Securities and Income Fund Class R6	1.78%
ICE BofA Merrill Lynch Fixed Rate Preferred Securities Index	1.16%
S&P 500 Financials Index	1.48%
Lipper Flexible Income Funds Average	1.34%

† The Fund began operations on May 30, 2018. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on May 31, 2018.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 2.06% for Institutional Class shares, 2.11% for Class P shares and 2.01% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2022. The Fund’s expense ratios net of this reduction are 0.55% for Institutional Class shares, 0.60% for Class P shares and 0.50% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated March 7, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Asset Allocation (as of September 30, 2018)

Banks	56.7%
Insurance	10.0%
Electric Utilities	8.2%
Miscellaneous Manufacturing	5.9%
Diversified Financial Services	3.8%
Mining	3.5%
Pipelines	3.5%
Media	2.2%
Capital Markets	2.0%
Cash & Equivalents — Net	4.2%

Credit Ratings* (as of September 30, 2018)

* As a percentage of total investments. Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are based off of the highest available rating from S&P Global Ratings (“S&P”), Moody’s and Fitch. Bonds not rated by the aforementioned agencies are “unrated”. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute standards of quality, and represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency.

Annual Report	| September 30, 2018	93

Unaudited

AllianzGI Preferred Securities and Income Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	R6
Beginning Account Value (5/30/18)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,017.40	$1,017.60	$1,017.80
Expenses Paid During Period	$2.04	$1.90	$1.70

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	R6
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,022.06	$1,022.26	$1,022.56
Expenses Paid During Period	$3.04	$2.84	$2.54

*The Fund commenced operations on May 30, 2018. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning April 1, 2018. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,014.83 and $2.04, respectively, for Class P; $1,014.96 and $1.90, respectively, for Institutional Class; $1,015.16 and $1.70, respectively, for Class R6.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.60% for Class P, 0.56% for Institutional Class and 0.50% for Class R6), multiplied by the average account value over the period, multiplied by 123/365 for the Actual example and 183/365 for the Hypothetical expense example.

94	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Real Estate Debt Fund

From inception on December 27, 2017 through September 30, 2018, as provided by Malie Conway and Jonathan Yip, CFA, Co-Lead Portfolio Managers.

Fund Insights

For the period from inception on December 27, 2017 through September 30, 2018, Institutional Class shares at net asset value (“NAV”) of the AllianzGI Real Estate Debt Fund (the “Fund”) returned 1.25%, performing in line with the ICE BofA Merrill Lynch 3-Month US Treasury Bill Index (the “benchmark”), which returned 1.28%.

Market Overview

The reporting period was marked with bouts of volatility primarily due to geopolitics (trade wars, the Italian election, and a variety of idiosyncratic emerging market stories), concerns about flattening global yield curves and rising U.S. interest rates. The eventual passage of the tax bill in late December fueled a rally into the early 1st quarter of 2018. However, the optimism came to an abrupt halt in February when higher than expected wage and inflation data led to fears of a more aggressive interest rate hiking policy by the U.S. Federal Reserve (the “Fed”). Market volatility surged again in the latter half of March as the equity market priced in the potential impact of a trade war resulting from President Trump’s rhetoric on the imposition of tariffs, and this trade friction continued to be a source of volatility through the remainder of the period as additional tariffs were announced and the level of rhetoric ratcheted higher. During May, renewed political risks in Italy caused euro-peripheral bond markets to sell off with 2-year Italian yields briefly touching 2.77%, their highest levels since 2012, while 10-year Italian yields hit 3.16% before the market subsequently stabilised following the decision by Italy’s populist Five Star and the right-wing League to form a coalition government. Although there were four interest rate hikes by the Fed during the reporting period, these were widely anticipated and long term rates generally remained in the 2.8-3.0% range after an initial move higher early in the period.

The fundamentals of the U.S. residential market remains solid as home prices have continued to rise, inventories remain low, consumer confidence is strong, and credit remains readily available. The National Association of Home Builders Market Index remains firmly in growth territory although it is below the 30 year peak it reached at the end of last year. Similarly, commercial real estate continues to show solid and fairly stable trends with institutional investor demand for real estate remaining strong in 2018. While commercial real estate mortgage delinquencies are gradually trending higher with loan seasoning, the overall rate remains low. Although the strong economy should continue to support both residential and commercial real estate prices, we have recently seen a moderation in the growth rate of their prices.

In Europe, macroeconomic trends have also been supportive of the commercial and residential mortgage markets. Although the European Central Bank (“ECB”) confirmed that it will end its bond buying program by the end of the year, at the same time it also signaled that they are likely to keep rate increases on hold through much of 2019. We believe that this gradual removal of accommodation will cause more volatility across risk assets although we see a lower impact for asset backed markets where ECB intervention has been less direct than corporate credit. We also continue to like the structural improvement story in certain peripheral housing markets, namely Spain and Portugal. In the UK, residential mortage-backed securities (“RMBS”) prime supply has ramped up as banks revive programs in the wake of the Bank of England’s expired Term Funding Scheme (“TFS”) which allowed cheap funding to be passed on to UK borrowers. This has presented opportunities for diversification including access to UK prime issuers via U.S. dollar (“USD”)-denominated securities. Within the investment grade credit markets, securitized products significantly outperformed both corporate and government-related issues over the period.

Portfolio Overview

From December 27, 2017 through September 30, 2018, the Fund produced a positive return of 1.25% which compares favorably to other fixed income benchmarks such as the Barclays U.S. Aggregate Bond Index which returned -1.53% over the same period.

Despite the rise in yields, the Fund performed in-line with expectations due to its product design of having the majority of its investment in floating rate notes whose coupon reset periodically and are tied to LIBOR. During the period, 3 month LIBOR increased from 1.69% at the end of December 31, 2017 to end at 2.40%. Fixed rate notes represented an additional 25.5% with the residual in cash and cash equivalents.

Geographic exposure continues to be more weighted toward USD denominated holdings versus EUR and GBP due to more compelling valuations as well as a more robust deal flow in the U.S. Commercial and residential real estate holdings in the U.S. continue to exhibit solid fundamentals. In Europe, we are more focused on residential mortgage backed securities which offer compelling risk-adjusted returns for short dated floating rate notes while supply in commercial real estate mortgage backed securities remain fairly limited and concentrated in certain jurisdictions such as Italy, which are less preferable.

While we continue to have exposure across the capital structure, we have generally preferred being more weighted in higher rated securities due to the flatter credit curve, which made valuations for subordinated lower-rated tranches less attractive. In terms of sector allocation, we continue to favor office and industrial sectors while we are more selective in the hotel space. We remain cautious on the retail property investments particularly in the U.S. where the sector continues to face challenges from growing e-commerce sector.

Outlook

The outlook for credit markets continues to be cautious as political events including the U.S. mid-term elections could result in heightened volatility. We remain selective and prefer a more defensive positioning and as a result our focus will be higher up in the capital structure and also higher up in quality. In the more challenging environment, the fund should continue to see stable carry and benefit from floating rate note exposure as well as its focus on shorter duration product which should generate attractive risk-adjusted returns.

Annual Report	| September 30, 2018	95

Unaudited

AllianzGI Real Estate Debt Fund (cont’d)

Cumulative Total Return for the period ended September 30, 2018

Since Inception†
AllianzGI Real Estate Debt Fund Institutional Class	1.25%
AllianzGI Real Estate Debt Fund Class P	1.18%
ICE BofA Merrill Lynch 3-Month US Treasury Bill Index	1.28%
Lipper U.S. Mortgage Funds Average	–0.75%

† The Fund began operations on December 27, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 3.55 % for Class P shares and 3.45% for Institutional Class shares. These ratios do not include an expense reduction contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 0.68% for Class P shares and 0.58% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Asset Allocation (as of September 30, 2018)

Mortgage-Backed Securities	77.5%
U.S. Treasury Obligations	7.8%
Corporate Bonds & Notes	6.2%
U.S. Government Agency Securities	5.1%
Asset-Backed Securities	3.3%
Cash & Equivalents — Net	0.1%

Credit Ratings* (as of September 30, 2018)

* As a percentage of total investments. Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are derived from a weighted average credit rating based on ratings assigned by Fitch, Moody’s, Kroll, Morningstar, DBRS and S&P. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute standards of quality, and represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency.

96	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Real Estate Debt Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,009.10	$1,009.40
Expenses Paid During Period	$3.42	$2.92

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,021.66	$1,022.16
Expenses Paid During Period	$3.45	$2.94

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.68% for Class P and 0.58% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2018	97

Unaudited

AllianzGI Short Duration High Income Fund

For the period of October 1, 2017, through September 30, 2018, as provided by Doug Forsyth, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Short Duration High Income Fund (the “Fund”) returned 2.95%, outperforming the ICE BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index (the “benchmark”), which returned 2.15%.

Market Overview

The high-yield bond market advanced alongside stocks while contending with bouts of equity market volatility and rising interest rates over the reporting period.

High-yield bonds weathered the spike in equity volatility better than stocks from late January through early February better than stocks, providing greater downside protection during the stock market correction.

The 10-year U.S. Treasury note yield climbed from 2.33% to 3.06% over the reporting period. Long-duration fixed income was adversely impacted whereas high-yield coupons provided some cushion to absorb the move. The high-yield market’s reduced interest-rate sensitivity provided portfolio diversification benefits as Treasuries and investment-grade corporate bonds finished lower.

Credit fundamentals for high-yield companies continued to improve throughout the period with most issuers reporting better-than-expected financial results and positive outlooks. Management cited strengthening fundamentals, increasing demand, a more favorable regulatory environment and tax-reform benefits.

The majority of U.S. economic reports supported the high-yield bond market. They demonstrated labor market strength, the highest consumer confidence level in 18 years, record small business optimism, and a new cyclical high in manufacturing.

Given the robust economic backdrop and positive outlook, the U.S. Federal Reserve (the “Fed”) continued to reduce its balance sheet and, as expected, raised rates. The Federal Funds rate ended at a range of 2.00% to 2.25%. The Federal Open Market Committee decision, communication and policy outlook were generally in-line with expectations.

Overseas angst and geopolitics had a greater influence on international markets compared to U.S. markets. Emerging market stress, Brexit fears, Italian debt concerns, trade talk headlines and the implementation of tariffs on Chinese imports weighed more heavily on foreign investment sentiment. Investors gravitated to the relative strength and safe haven perception of U.S. investments.

Against this backdrop, CCC-rated bonds returned 7.7%, significantly outperforming the 3.9% and 0.9% returns for B-rated and BB-rated bonds, respectively. CCC-rated bonds rallied with stocks, but did not surrender gains when the equity market corrected. Strength in the riskiest, most distressed credits was partially attributable to continued demand by yield-motivated investors. BB-rated issues, which have lower yields and tighter spreads, were influenced by the move higher in Treasury yields.

Portfolio Review

The Fund’s positive performance contrasted with losses and greater volatility recorded by the 10-year U.S. Treasury note and U.S. core fixed income investment strategy.

Performance in the reporting period benefited from industry weightings and active credit selection. Industry weightings that benefited performance include retail, chemicals and healthcare. Only one industry, trucking & delivery, detracted from performance in the period but the impact was negligible.

Since inception, the Fund’s strategy remains U.S.-centric with non-domestic exposure and trade risk more limited versus the broader markets. Auto parts currently represent just over 1.0% of portfolio holdings. The portfolio continued to stay up in quality with average credit quality at B1/BB-. Emphasis remains on credit quality, liquidity and minimizing premiums paid. As a complement and diversifier of investment assets, the strategy remains highly liquid. Average duration in the portfolio continues to remain low and well below the average yield and coupon.

Outlook

The Fund continues to perform within expectations to protect client capital, lower interest rate sensitivity, provide reasonable income, and to produce lower or negative correlations to riskier assets without compromising on credit quality or liquidity.

The investment team continues to invest capital prudently to defend and evaluate credit risk while minimizing interest rate risk as the Fed continues to move ahead with tightening and policy normalization.

98	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Short Duration High Income Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2018

	1 Year	5 Year	Since Inception†
AllianzGI Short Duration High Income Fund Class A	2.95%	3.94%	4.84%
AllianzGI Short Duration High Income Fund Class A (adjusted)	0.64%	3.46%	4.50%
AllianzGI Short Duration High Income Fund Class C	2.74%	3.68%	4.52%
AllianzGI Short Duration High Income Fund Class C (adjusted)	1.76%	3.68%	4.52%
AllianzGI Short Duration High Income Fund Class P	3.21%	4.16%	5.04%
AllianzGI Short Duration High Income Fund Institutional Class	3.26%	4.23%	5.13%
AllianzGI Short Duration High Income Fund Class R6	3.29%	4.25%	5.15%
ICE BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index	2.15%	3.80%	5.28%
Lipper High Yield Funds Average	2.27%	4.28%	6.47%

† The Fund began operations on October 3, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on September 30, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 2.25% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 0.89% for Class A shares, 1.12% for Class C shares, 0.63% for Class P shares, 0.59% for Institutional Class shares and 0.56% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Industry Allocation (as of September 30, 2018)

Retail	10.2%
Telecommunications	8.0%
Media	7.6%
Commercial Services & Supplies	6.5%
Home Builders	6.1%
Real Estate	5.8%
Healthcare-Services	4.7%
Commercial Services	4.3%
Other	42.1%
Cash & Equivalents — Net	4.7%

S&P Ratings* (as of September 30, 2018)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. Previous shareholder reports for the Fund displayed bond ratings provided by Moody’s. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Bonds not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Annual Report	| September 30, 2018	99

Unaudited

AllianzGI Short Duration High Income Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,025.20	$1,024.30	$1,026.60	$1,026.70	$1,026.40
Expenses Paid During Period	$4.57	$5.63	$3.35	$3.10	$2.79

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,020.56	$1,019.50	$1,021.76	$1,022.01	$1,022.31
Expenses Paid During Period	$4.56	$5.62	$3.35	$3.09	$2.79

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.90% for Class A, 1.11% for Class C, 0.66% for Class P, 0.61% for Institutional Class and 0.55% for Class R6), multiplied by the average account value over the period, multiplied by 183/365.

100	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Short Term Bond Fund

From inception on August 23, 2018, through September 30, 2018, as provided by Doug Forsyth, Portfolio Manager.

Fund Insights

For the period from inception on August 23, 2018 through September 30, 2018, Class A shares at net asset value (“NAV”), of the AllianzGI Short Term Bond Fund (the “Fund”) returned 0.13%, outperforming the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index (the “benchmark”), which returned -0.05%.

Market Overview

Short-maturity U.S. Treasuries and investment grade corporate securities produced a slightly positive return over the trailing twelve-month period ending September 2018 and provided resiliency in the face of a rising interest rate environment.

The 10-year U.S. Treasury note yield widened from 2.33% to 3.06% over the reporting period. Longer duration fixed income was adversely impacted whereas short-term fixed income held up better and provided portfolio diversification benefits as U.S. core fixed income finished lower.

U.S. corporations reported better-than-expected financial results and positive outlooks. Managements cited strengthening fundamentals, increasing demand, favorable regulatory environment and tax-reform benefits. While all high grade credit quality subcategories finished higher over the reporting period, this environment favored lower rated credits over higher rated credits.

The majority of U.S. economic reports were supportive for credit markets, including labor market strength, the highest consumer confidence level in 18 years, record small business optimism, and a new cyclical high in manufacturing.

Given the robust economic backdrop and positive outlook, the U.S. Federal Reserve (the “Fed”) continued to reduce its balance sheet and, as expected, raised rates. The Federal Funds rate ended the period at a range of 2.00% to 2.25%. The FOMC’s decision, communication and policy outlook were generally in-line with expectations.

Overseas angst and geopolitics had a greater influence on international markets compared to U.S. markets. Emerging market stress, Brexit fears, Italian debt concerns, trade risk including the implementation of U.S. tariffs on Chinese imports weighed more heavily on foreign investment performance and sentiment. Investors gravitated to the relative strength and safe haven perception of U.S. investments.

Portfolio Review

The Fund’s active management allows the strategy to reduce volatility that may increase over time with the passive index. Positive performance of the Fund contrasted with losses recorded by the short-term bond category. The greatest contributor to Fund performance was exposure to corporate credit, specifically high yield bonds. Securitized debt weights had no impact on performance and government bond holdings had a negligible adverse impact.

Industry weights that benefited performance included support-services, retail and healthcare. In contrast, gaming, banking and consumer goods modestly detracted from absolute performance.

Outlook

Traditional fixed income may no longer deliver the interest rate risk/reward outcomes from the past. The Fund continues to perform within expectations to deliver attractive income while taking minimal interest rate risk and seeking to maintain capital.

The investment team continues to invest capital prudently to defend and evaluate credit risk while minimizing rate risk as the Fed continues to move ahead with policy normalization.

Cumulative Total Return for the period ended September 30, 2018

Since Inception†
AllianzGI Short Term Bond Fund Class A	0.13%
AllianzGI Short Term Bond Fund Class A (adjusted)	–2.12%
AllianzGI Short Term Bond Fund Class P	0.13%
AllianzGI Short Term Bond Fund Institutional Class	0.13%
Bloomberg Barclays U.S. Government/Credit 1-3 Year Index	–0.05%
Lipper Short Investment Grade Debt Funds Average	0.05%

† The Fund began operations on August 23, 2018. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on August 31, 2018.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 1.52% for Class A shares, 1.37% for Class P shares and 1.27% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2022. The Fund’s expense ratios net of this reduction are 0.64% for Class A shares, 0.49% for Class P shares, 0.39% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated June 14, 2018, as further revised or supplemented from time to time.

Annual Report	| September 30, 2018	101

Unaudited

AllianzGI Short Term Bond Fund (cont’d)

Cumulative Returns Through September 30, 2018

Asset Allocation (as of September 30, 2018)

Corporate Bonds & Notes	75.4%
U.S. Treasury Obligations	15.4%
U.S. Government Agency Securities	7.7%
Cash & Equivalents — Net	1.5%

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Bonds not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Credit Ratings* (as of September 30, 2018)

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (8/23/18)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,001.30	$1,001.30	$1,001.30
Expenses Paid During Period	$0.67	$0.51	$0.41

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,021.86	$1,022.61	$1,023.11
Expenses Paid During Period	$3.24	$2.48	$1.98

* The Fund commenced operations on August 23, 2018. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning April 1, 2018. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,004.54 and $0.67, respectively, for Class A; $1,004.70 and $0.51, respectively, for Class P; $1,004.80 and $0.41, respectively, for Institutional Class.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.64% for Class A, 0.49% for Class P and 0.39% for Institutional Class), multiplied by the average account value over the period, multiplied by 38/365 for the Actual example and 183/365 for the Hypothetical expense example.

102	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Structured Return Fund

For the period of October 1, 2017 through September 30, 2018, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the twelve-month period ended September 30, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Structured Return Fund (the “Fund”) returned 3.16%, outperforming the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill (the “benchmark”), which returned 1.59%.

Market Overview

The S&P 500 Index, which underlies the portfolio’s option positions, finished the twelve-month period positive, returning 17.91%, despite a significant equity market correction in February.

In February, the S&P 500 had been coming off 15 consecutive months of gains, including a 6.6% and 5.7% rally in the fourth quarter of 2017 and January 2018, respectively. At the equity market’s peak on January 26th, the CBOE Volatility Index (“VIX”), a fear gauge that measures the implied volatility of at-the-money S&P 500 options, stood at 11, far below its historical average. This is the volatility environment in which the Fund’s positions had been built.

Then came the week of February 5th. On this day alone, the S&P 500 Index fell 4.1%, while the VIX rose from 17 to 38. This 115% increase was easily the largest one-day percentage move in more than 30 years, and headlines emerged about short-volatility strategies that had collapsed outright. Over the course of the week, from the high of February 2nd to the low of February 9th, the S&P 500 dropped 10.2%, a challenging environment for the strategy’s option portfolio.

Following the correction, the S&P 500 picked up steam in the second and third quarters, finishing the quarters up 3.43% and 7.71%, respectively. The relatively benign environment enabled us to successfully hold all our range-bound spreads to expiration, with no restructuring of any portfolio positions.

Portfolio Review

In response to February’s market correction, we implemented our restructuring methodology per the Fund’s risk management. We restructured all of the option portfolio’s range-bound spreads, lowering the breakevens of our statistical zones by 12% to 14% from their original levels. At the same time, the surge in volatility enabled us to harvest gains from our hedging positions—long S&P 500 puts and long VIX calls—as well as from many of our directional spreads. These gains were not enough to fully offset the restructuring costs, but our first order of business, moving all our strikes out of the way of the market’s descent, was accomplished.

The VIX’s record-setting surge on February 5th belied the implied volatility and rising equity market environment that followed. While a rising market can dampen our return potential because it typically keeps implied volatility levels down, in the second and third quarters we were able to capitalize nicely on the index’s ascent by realizing substantial gains on upside directional spreads. These gains enabled the portfolio to perform ahead of target in the second and third quarter despite a low average VIX level of 14.

(Note that having the VIX at 14 is better than a VIX at 11, which was the level one year prior. This modest two-point increase in the year-over-year average VIX allowed us to build range-bound spread profit zones approximately 1.5% wider, allowing for more statistical safety in the event of an equity-market decline.)

When volatility is low, the Fund’s expected excess return would typically be limited to its targeted rate, but not greater- as we will always prioritize preserving our risk profile. Even if performance is behind schedule for the year, we still will not reach for a faster recovery by tightening our range-bound profit zones to collect more option premium. We believe that taking on greater risk in a low-volatility environment would be short-sighted and imprudent.

Instead, we aim to make the most of the market conditions we are given, which in this case was a steadily rising equity market. We always have long directional call spreads in the portfolio to benefit from upside moves, but realizing gains on them can be sporadic and lumpy. Sometimes the rate of ascent is too slow for the positions to be profitable; other times it can be too fast and overshoot our zones.

Outlook

The Fund’s ability to deliver above-target gains in the second and third quarters of 2018 without increasing its risk profile underscores a key strength of the Fund. We have many different types of positions in the Fund at all times, and while we never know which ones are going to work best in a particular period, we believe the interaction among the positions across different market conditions maximizes the portfolio’s likelihood of success.

Annual Report	| September 30, 2018	103

Unaudited

AllianzGI Structured Return Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2018

	1 Year	5 Year	Since Inception†
AllianzGI Structured Return Fund Class A	3.16%	4.21%	4.31%
AllianzGI Structured Return Fund Class A (adjusted)	–2.51%	3.04%	3.30%
AllianzGI Structured Return Fund Class C	2.34%	3.41%	3.51%
AllianzGI Structured Return Fund Class C (adjusted)	1.35%	3.41%	3.51%
AllianzGI Structured Return Fund Class P	3.40%	4.39%	4.49%
AllianzGI Structured Return Fund Institutional Class	3.45%	4.46%	4.57%
AllianzGI Structured Return Fund Class R6	3.47%	4.55%	4.66%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill	1.59%	0.52%	0.46%
Lipper Absolute Return Funds Average	0.97%	2.34%	2.60%

† The Fund began operations on December 3, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2012.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 1.24% for Class A shares, 1.96% for Class C shares, 0.92% for Class P shares, 0.96% for Institutional Class shares and 0.85% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.07% for Class A shares, 1.86% for Class C shares, 0.86% for Class P shares, 0.78% for Institutional Class shares and 0.76% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Asset Allocation (as of September 30, 2018)

Exchange-Traded Funds	82.2%
Cash & Equivalents — Net	17.8%

104	September 30, 2018 |	Annual Report

Unaudited

AllianzGI Structured Return Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,048.00	$1,043.50	$1,048.70	$1,049.50	$1,049.10
Expenses Paid During Period	$5.03	$9.07	$3.95	$3.55	$3.44

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,020.16	$1,016.19	$1,021.21	$1,021.61	$1,021.71
Expenses Paid During Period	$4.96	$8.95	$3.90	$3.50	$3.40

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.98% for Class A, 1.77% for Class C, 0.77% for Class P, 0.69% for Institutional Class and 0.67% for Class R6), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Annual Report	| September 30, 2018	105

Unaudited

AllianzGI U.S. Equity Hedged Fund

For the period of October 1, 2017 through September 30, 2018, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the twelve-month period ended September 30, 2018, Class A shares of the AllianzGI U.S. Equity Hedged Fund (the “Fund”) returned 8.08%, underperforming the S&P 500 Index (the “benchmark”), which returned 17.91%.

Market Overview

The benchmark returned 10.56% year-to-date, despite a significant equity market correction in February. In February, the benchmark had been coming off 15 consecutive months of gains, including a 6.6% and 5.7% rally in the fourth quarter of 2017 and January 2018, respectively. At the equity market’s peak on January 26th, the CBOE Volatility Index (“VIX”), a fear gauge that measures the implied volatility of at-the-money benchmark options, stood at 11, far below its historical average. This is the volatility environment in which Structured US Equity’s option positions had been built.

Then came the week of February 5th. On this day alone, the benchmark fell 4.1%, while the VIX rose from 17 to 38. This 115% increase was easily the largest one-day percentage move in more than 30 years, and headlines emerged about short-volatility strategies that had collapsed outright. Over the course of the week, from the high of February 2nd to the low of February 9th, the benchmark dropped 10.2%.

Following the correction, the benchmark picked up steam in the second and third quarters, finishing the quarters up 3.43% and 7.71%, respectively.

Portfolio Review

While the fund generated positive performance in the second and third quarters, it was challenged by a whipsawing equity market environment at the start of the year.

In the first week of February, the benchmark declined over 10%, marking the first equity market correction in two years. The fund’s long put positions, laddered into the portfolio with a one-year duration at position inception, helped cushion the portfolio against the equity market decline. If the benchmark continued to fall over subsequent days and weeks, these long put positions would have been able to further benefit the portfolio.

A few weeks later, the benchmark rebounded, causing us to incur some losses on some of our short calls. These shorter-duration positions, designed to help offset the cost of our hedging, were written in a low VIX environment, and were therefore unable to accommodate the rapid equity market ascent. For the month of February, the Fund returned -4.87%, while the benchmark returned -3.69%.

March was a similarly challenging month, as the benchmark continued to vacillate, reaching some of the strikes of our short calls, while the VIX remained relatively muted. The VIX remained in the high-teens throughout most of the month, despite intra-day benchmark Index movements of up to 3.5%.

In the second and third quarters, the benchmark climbed, posting gains of 3.43% and 7.71%, respectively. The Fund’s short calls, which were written between 2% of 4% out-of-the money, were largely able to accommodate the Index’s steady climb. The Fund captured the majority of the equity market ascent, returning 2.22% and 5.34% in the second and third quarters, respectively.

Outlook

Looking ahead, we believe the Fund is well positioned to help smooth potential future equity market volatility, while continually mitigating downside risk. Additionally, as demonstrated in the second and third quarters of 2018, we believe the Fund is able to meaningfully participate in the upside in a steadily rising equity market environment.

Until the markets undergo a longer-lasting, more significant period of decline, the Fund will not have an opportunity to demonstrate the full scope of its benefit. Regardless of the future market environment, the fund has shown it can provide capital appreciation and a reassuring risk profile.

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AllianzGI U.S. Equity Hedged Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2018

	1 Year	5 Year	Since Inception†
AllianzGI U.S. Equity Hedged Fund Class A	8.08%	6.31%	7.10%
AllianzGI U.S. Equity Hedged Fund Class A (adjusted)	2.13%	5.12%	6.06%
AllianzGI U.S. Equity Hedged Fund Class C	7.29%	5.52%	6.32%
AllianzGI U.S. Equity Hedged Fund Class C (adjusted)	6.29%	5.52%	6.32%
AllianzGI U.S. Equity Hedged Fund Class P	8.22%	6.46%	7.26%
AllianzGI U.S. Equity Hedged Fund Institutional Class	8.36%	6.58%	7.37%
S&P 500 Index	17.91%	13.95%	15.66%
Lipper Alternative Long/Short Equity Funds Average	5.94%	5.56%	6.79%

† The Fund began operations on December 3, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2012.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 8.34% for Class A shares, 6.66% for Class C shares, 5.67% for Class P shares and 5.20% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.33% on prospectus for Class A shares, 2.08% for Class C shares, 1.18% for Class P shares and 1.08% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2018

Asset Allocation (as of September 30, 2018)

Exchange-Traded Funds	97.8%
Cash & Equivalents-Net	2.2%

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AllianzGI U.S. Equity Hedged Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,076.80	$1,073.00	$1,077.30	$1,078.00
Expenses Paid During Period	$6.51	$10.39	$5.73	$5.21

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,018.80	$1,015.04	$1,019.55	$1,020.05
Expenses Paid During Period	$6.33	$10.10	$5.57	$5.06

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.25% for Class A, 2.00% for Class C, 1.10% for Class P and 1.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

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AllianzGI Ultra Micro Cap Fund

For the period of October 1, 2017 through September 30, 2018, as provided by Robert Marren, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Ultra Micro Cap Fund (the “Fund”) returned 13.62%, underperforming the Russell Microcap Growth Index (the “benchmark”), which returned 15.38%.

Market Environment

U.S. equities delivered gains over the period. Solid corporate earnings growth helped propel the market to its longest bull run in history, surpassing the previous record set between 1990 and 2000. Economic news continued to show strength. U.S. second-quarter gross domestic product expanded at an annualized rate of 4.2%, the fastest pace in nearly four years. As expected, the U.S. Federal Reserve (the “Fed”) increased interest rates by 25 basis points for the third time this year, noting stronger labor markets and improved economic activity.

Against this market backdrop, the Russell Microcap Index returned 13.56% and underperformed the Russell 2000 by 1.59%. Within the micro-cap universe, growth stocks outperformed value by 3.4%. Specific to the benchmark, sector performance was broadly positive. Consumer staples, communication services, and health care were the strongest performing sectors. In contrast, the consumer discretionary sector had the weakest performance, followed by materials and industrials.

Portfolio Review

The Fund underperformed its benchmark over the reporting period. From an attribution perspective, asset weighting effects drove relative underperformance while positive security selection was partially offsetting. An overweight to industrials detracted from returns while the underweight to consumer discretionary was partially offsetting. Stock picking in the health care, industrials and communication services sectors were additive to performance. On balance, security selection was challenged in the information technology, financials and materials sectors.

A top contributor, Tabula Rasa Healthcare Inc. develops healthcare software primarily used to personalize medication regimens for the elderly, ensuring that patients take the right drugs at the right time. Shares rallied on strong earnings and guidance that topped analyst expectations. The largest absolute detractor was Impinj Inc., which supplies radio frequency identification systems to enhance inventory management. The stock fell after the company posted earnings forecasts below consensus due to pricing pressure from competition.

Outlook

Looking forward, we maintain the view that the current expansion will continue at a moderate pace. The overall economic fundamentals appear solid. From our bottom-up research and conversations with companies, we found that executive management teams across multiple industries remain upbeat. However, the Trump administration’s aggressive focus on revising trade agreements and retaliatory responses from other countries can elevate market volatility. Given the ongoing uncertainty, we maintain close observations on the situation.

On the monetary policy front, the Fed stated in the September meeting that the central bank will continue the path of monetary policy normalization, with a projected one additional rate hike for the rest of 2018 and further rate increases in 2019. Overall, we welcome the return to a more normalized rate environment, which should encourage price discovery based on company fundamentals and can be favorable for active management.

While small-cap equity absolute valuations currently trade at the higher end of historical ranges, relative valuations remain attractive against larger-cap equities. In addition, small-cap equities continue to exhibit stronger growth potential. These factors should support small-cap returns going forward.

Ultimately, we believe that company-specific results will dictate performance. We continue to uncover exciting, new positive change-based opportunities within the small cap investment universe.

Average Annual Total Return for the period ended September 30, 2018

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Ultra Micro Cap Fund Class A	13.62%	7.76%	14.56%	12.25%
AllianzGI Ultra Micro Cap Fund Class A (adjusted)	7.37%	6.55%	13.91%	11.66%
AllianzGI Ultra Micro Cap Fund Class P	13.98%	8.06%	14.86%	12.54%
AllianzGI Ultra Micro Cap Fund Institutional Class	13.95%	8.02%	14.90%	12.59%
Russell Microcap Growth Index	15.38%	9.42%	11.38%	9.31%
Lipper Small-Cap Growth Funds Average	27.32%	11.94%	12.82%	10.68%

† The Fund began operations on January 28, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on January 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 111 and 112 for more information. The Fund’s gross expense ratios are 2.00% for Class A shares, 1.67% for Class P shares and 1.72% for Institutional Class shares. These ratios do not include an expense reduction contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 1.86% for Class A share, 1.57% for Class P shares, and 1.54% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018, as further revised or supplemented from time to time.

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AllianzGI Ultra Micro Cap Fund (cont’d)

Cumulative Returns Through September 30, 2018

Industry Allocation (as of September 30, 2018)

Healthcare Equipment & Supplies	16.6%
Biotechnology	13.0%
Banks	8.8%
Software	7.2%
Machinery	4.5%
Healthcare Providers & Services	3.8%
Pharmaceuticals	3.7%
Healthcare Technology	3.5%
Other	36.1%
Cash & Equivalents — Net	2.8%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,146.40	$1,147.80	$1,147.60
Expenses Paid During Period	$10.38	$8.83	$8.67

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/18)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/18)	$1,015.39	$1,016.85	$1,017.00
Expenses Paid During Period	$9.75	$8.29	$8.14

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.93% for Class A, 1.64% for Class P and 1.61% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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Important Information

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The AllianzGI Global Allocation Fund reorganized on May 4, 2009 when its predecessor merged into the Trust. The Global Allocation Fund’s shares were first offered in 9/98. On April 12, 2010, the following funds reorganized when their predecessors merged into series of the Trust (including fund’s inception date): AllianzGI Convertible Fund (4/93), AllianzGI High Yield Bond Fund (7/96), AllianzGI International Small-Cap Fund (12/97), AllianzGI Micro Cap Fund (7/95), AllianzGI Ultra Micro Cap Fund (1/08). For each of the reorganized funds, Institutional Class is the oldest share class, except that for AllianzGI International Small-Cap Fund, the oldest share class of the predecessor fund merged into Class P.

The Target-Date Funds are designed to offer individual investors comprehensive asset allocation strategies tailored to the approximate date when they expect to begin withdrawing assets. The target date included in the Fund’s name does not necessarily represent the specific year an investor will begin withdrawing assets. It is intended only as a general guide. Each Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experiences losses, including losses near, at or after the target year indicated in the Fund’s name.

Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for shares redeemed in the first year. Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans. Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Class R6 shares are offered primarily for 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, healthcare benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s broker, dealer or other financial Intermediary has an agreement with the Distributor or the Investment Manager to utilize Class R6 shares In certain Investment products or programs.

Class D and Class B shares were converted into Class A shares on November 13, 2015 and December 4, 2015, respectively.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

“Cash & Equivalents—Net” in the Allocation Summaries may be comprised of cash, repurchase agreements, U.S. Treasury Bills, options purchased, options written and other assets net of other liabilities including net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts and swap agreements, as applicable.

Proxy Voting

The Funds’ Investment Manager has adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds Multi-Strategy Trust (the “Trust”) as the policies and procedures that the Investment Manager will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Investment Manager may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, R6, Institutional & Administrative classes), on the Allianz Global Investors Distributors LLC’s website at us.allianzgi.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, R6, Institutional & Administrative classes). In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

Shareholders of a Fund incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The

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Important Information (cont’d)

Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through September 30, 2018.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Shareholders may be subject to an annual fee of $15 for any accounts, including fiduciary accounts, with balances that fall below $1,000. This fee is not included in the shareholder expense example. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the Funds and when comparing the expenses of these Funds with other funds.

Credit Ratings

Credit ratings apply to the underlying holdings of a Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality.

With respect to AllianzGI Core Bond Fund, AllianzGI Core Plus Bond Fund and AllianzGI Preferred Securities and Income Fund, the presentation of credit ratings information in this report use the highest available rating provided by S&P, Moody’s or Fitch to ensure the quality of the portfolios.

With respect to AllianzGI Emerging Markets Debt Fund, presentations of credit ratings information in this report use ratings provided by Moody’s because of, among other reasons, the access to background information and other materials provided by Moody’s, as well as the Funds’ considerations of industry practice. With respect to AllianzGI Convertible Fund, AllianzGI High Yield Bond Fund, AllianzGI Short Duration High Income Fund and AllianzGI Short Term Bond Fund, presentations of credit ratings information in this report use ratings provided by S&P because of, among other reasons, the applicable portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the respective portfolios, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Funds also display S&P credit ratings information in materials provided in client presentations.

With respect to AllianzGI Global High Yield Fund, the presentation of credit ratings information in this report uses the lowest available rating provided by S&P, Moody’s or Fitch to ensure the most conservative presentation of the quality of the portfolio. With respect to AllianzGI Real Estate Debt Fund, the presentation of credit ratings information in this report uses ratings provided by Fitch, Moody’s, Kroll, Morningstar, DBRS and S&P to ensure that each security in the portfolio has at least one rating from a major credit rating agency. This methodology is intended to narrow the universe of securities that are designated “unrated” and to capture variations in ratings among rating agencies.

Except for the methodologies described above for AllianzGI Global High Yield Fund and AllianzGI Real Estate Debt Fund, securities not rated by Moody’s or S&P, or securities that do not have a rating available from Moody’s or S&P are designated as “NR” and “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s, S&P or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Funds, Allianz Global Investors U.S. LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

All the information on the Fund Summary pages, including Fund Insights, Average Annual Total Return Tables, Cumulative Return Charts, Shareholder Expense Examples and Allocation/Credit Rating Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, R6, Institutional & Administrative classes).

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Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
AllianzGI 2020 Strategic Benchmark, AllianzGI 2025 Strategic Benchmark, AllianzGI 2030 Strategic Benchmark, AllianzGI 2035 Strategic Benchmark, AllianzGI 2040 Strategic Benchmark, AllianzGI 2045 Strategic Benchmark, AllianzGI 2050 Strategic Benchmark and AllianzGI 2055 Strategic Benchmark	The AllianzGI 2020 Strategic Benchmark, AllianzGI 2025 Strategic Benchmark, AllianzGI 2030 Strategic Benchmark, AllianzGI 2035 Strategic Benchmark, AllianzGI 2040 Strategic Benchmark, AllianzGI 2045 Strategic Benchmark, AllianzGI 2050 Strategic Benchmark and AllianzGI 2055 Strategic Benchmark each represents the performance of a custom blended index developed by AllianzGI U.S., it is comprised of three underlying indices: MSCI USA Index, MSCI ACWI ex USA Index and Bloomberg Barclays U.S. Aggregate Bond Index. The strategic weights to these indices reflect the glidepath which starts with a 93% weight to the Equity Indices, becoming more conservative to end 5 years past the target retirement date with 30% weight to the equity indices.

AllianzGI Multi Asset Income Strategic Benchmark	The AllianzGI Multi Asset Income Strategic Benchmark represents the performance of a custom blended index developed by the Adviser it is comprised of three underlying indices: 20% MSCI USA Index, 10% MSCI ACWI ex USA Index and 70% Bloomberg Barclays US Aggregate Bond Index.

Bloomberg Barclays Global High Yield Index	The Bloomberg Barclays Global High Yield Index is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the U.S. High Yield, the Pan-European High Yield, and Emerging Markets (EM) Hard Currency High Yield Indices.

Bloomberg Barclays U.S. Aggregate Bond Index	The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and U.S. dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg Barclays U.S. Credit Index	The Bloomberg Barclays U.S. Credit Index is the credit component of the U.S. Government/Credit Index. It includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, bonds must be SEC-registered.

Bloomberg Barclays U.S. Government Bond Index	The Bloomberg Barclays U.S. Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented.

Bloomberg Barclays U.S. Government/Credit 1-3 Year Index	The Bloomberg Barclays U.S. Government/Credit 1-3 Year Index is the 1-3 Year component of the U.S. Government/Credit index. The Government Index includes treasuries and agencies. The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Bloomberg Barclays U.S. TIPS Index	The Bloomberg Barclays U.S. Treasury U.S. TIPS Index consists of Inflation-Protection securities issued by the U.S. Treasury.

Bloomberg Barclays U.S. Universal Bond Index	The Bloomberg Barclays U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

Dow Jones Sustainability World Total Return Index	The Dow Jones Sustainability World Total Return Index tracks the performance of the top 10% of the 2500 largest companies in the S&P Global Broad Market Index that are the world’s sustainability leaders based on economic, environmental and social criteria.

ICE BofA Merrill Lynch 0-3 Month US Treasury Bill Index	The ICE BofA Merrill Lynch 0-3 Month US Treasury Bill Index is a subset of ICE BofA Merrill Lynch US Treasury Bill Index including all securities with a remaining term to final maturity less than 3 months.

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Benchmark Descriptions (cont’d)

Index	Description
ICE BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index	The ICE BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index is a subset of the ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index, including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The ICE BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index tracks the performance of the 3-month U.S. Treasury markets.

ICE BofA Merrill Lynch All Convertibles Index	The ICE BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

ICE BofA Merrill Lynch Fixed Rate Preferred Securities Index	The ICE BofA Merrill Lynch Fixed Rate Preferred Securities Index tracks the performance of fixed rate US dollar denominated preferred securities issued in the US domestic market.

ICE BofA Merrill Lynch Global High Yield Constrained Index	The ICE BofA Merrill Lynch Global High Yield Constrained Index contains all securities in the ICE BofA Merrill Lynch Global High Yield Index USD but caps issuer exposure at 2%. The ICE BofA Merrill Lynch Global High Yield Index tracks the performance of below investment grade corporate debt publicly issued in the major domestic or eurobond markets.

ICE BofA Merrill Lynch High Yield Master II Index	The ICE BofA Merrill Lynch High Yield Master II Index is an unmanaged index consisting of US dollar-denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

ICE BofA Merrill Lynch US Treasury Bill Index	The ICE BofA Merrill Lynch US Treasury Bill Index tracks the performance of US dollar denominated US Treasury Bills publicly issued in the US domestic market.

JP Morgan Corporate Emerging Markets Broad Diversified Index (CEMBI-BD)	The JP Morgan Corporate Emerging Markets Broad Diversified Index (CEMBI-BD) tracks total returns of US dollar-denominated debt instruments issued by corporate entities in emerging market countries. Two variations are available: CEMBI Broad and CEMBI. The CEMBI Broad is the most comprehensive corporate benchmark followed by the CEMBI, which consists of an investable universe of corporate bonds. Both indices are also available in Diversified versions.

JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified)	The JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified) is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

JP Morgan Government Bond Index-Emerging Markets (GBI-EM)	The JP Morgan Government Bond Index-Emerging Markets (GBI-EM) is the first comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Variations of the index are available to allow investors to select the most appropriate benchmark for their objectives.

Morningstar Lifetime Moderate 2020, Morningstar Lifetime Moderate 2025, Morningstar Lifetime Moderate 2030, Morningstar Lifetime Moderate 2035, Morningstar Lifetime Moderate 2040, Morningstar Lifetime Moderate 2045, Morningstar Lifetime Moderate 2050 and Morningstar Lifetime Moderate 2055

The Morningstar Lifetime Moderate 2020, Morningstar Lifetime Moderate 2025, Morningstar Lifetime Moderate 2030, Morningstar Lifetime Moderate 2035, Morningstar Lifetime Moderate 2040, Morningstar Lifetime Moderate 2045, Morningstar Lifetime Moderate 2050 and Morningstar Lifetime Moderate 2055 Indices each represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. The portfolio is held in proportions appropriate for a U.S. investor’s investment horizon until retirement. The moderate risk profile is for investors who are comfortable with average exposure to equity market volatility.

MSCI ACWI ex USA Growth Index	The MSCI ACWI ex USA Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across developed and emerging markets, excluding the United States.

114	September 30, 2018 |	Annual Report

Unaudited

Benchmark Descriptions (cont’d)

Index	Description
MSCI ACWI ex USA Index	The MSCI ACWI ex USA Index captures large and mid cap representation across Developed Markets countries (excluding the U.S.) and Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

MSCI All Country World Index (Also known as: MSCI AC World Index and MSCI ACWI)	The MSCI All Country World Index (ACWI) captures large and mid cap representation across the Developed Markets and Emerging Markets countries. The index covers approximately 85% of the global investable equity opportunity set.

MSCI EAFE Index	The MSCI EAFE Index is an equity index which captures large and mid cap representation across Developed Markets countries around the world, excluding the US and Canada.

MSCI EAFE Small Cap Index	The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the US and Canada.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index captures large and mid cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Small-Cap Index	The MSCI Emerging Markets Small-Cap Index includes small cap representation across 23 Emerging Markets countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country. The Small cap segment tends to capture more local economic and sector characteristics relative to larger Emerging Markets capitalization segments.

MSCI Europe Index (Net)	The MSCI Europe Index (Net) captures large and mid cap representation across Developed Markets countries in Europe. The index covers approximately 85% of the free float-adjusted market capitalization across the European Developed Markets equity universe.

MSCI World ex USA Small Cap Index	The MSCI World ex USA Small Cap Index captures small cap representation across 23 of 24 Developed Markets countries (excluding the United States).

MSCI World High Dividend Yield Index	The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid cap stocks across 23 Developed Markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. Performance data shown for the index is net of dividend tax withholding.

MSCI World Index	The MSCI World Index captures large and mid cap representation across Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

Russell 2000 Index	The Russell 2000 Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell Microcap Growth Index	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the US equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Microcap Index	The Russell Microcap Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market.

S&P 500 Financials Index	The S&P 500 Financials Index comprises those companies included in the S&P 500 that are classified as members of the GICS® financials sector.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged index of large capitalization common stocks.

Annual Report	| September 30, 2018	115

Unaudited

Benchmark Descriptions (cont’d)

Index	Description
S&P Global Water Index	The Standard & Poor’s Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific investability requirements. This index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets.

USD Overnight LIBOR	USD Overnight LIBOR (London Inter-Bank Offered Rate) Index is the average interest rate at which leading banks in London borrow U.S. dollar funds from one another with a maturity of one day (overnight).

116	September 30, 2018 |	Annual Report

Schedule of Investments

September 30, 2018

AllianzGI Retirement 2020 Fund

	Shares	Value
Mutual Funds (a)—89.4%
AllianzGI Advanced Core Bond	426,219	$6,086,401
AllianzGI Best Styles U.S. Equity (c)	103,732	2,122,354
AllianzGI Emerging Markets Small-Cap (b)	19,019	312,868
AllianzGI Global Dynamic Allocation (c)	1,098,692	22,138,654
AllianzGI Short Duration High Income (c)	28,447	423,579

Total Mutual Funds (cost—$28,869,398)		31,083,856

Exchange-Traded Funds—6.6%
iShares Floating Rate Bond	5,515	281,375
iShares TIPS Bond	4,110	454,648
iShares U.S. Preferred Stock	8,490	315,234
Vanguard Intermediate-Term Corporate Bond	422	35,250
Vanguard Mortgage-Backed Securities	24,060	1,227,060

Total Exchange-Traded Funds (cost—$2,326,989)		2,313,567

	Principal Amount (000s)	Value
Repurchase Agreements—2.6%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $892,031; collateralized by U.S. Treasury Notes, 2.00%, due 11/30/20, valued at $914,412 including accrued interest
(cost—$892,000)	$892	$892,000

Total Investments (cost—$32,088,387)—98.6%		34,289,423

Other assets less liabilities (d)—1.4%		470,488

Net Assets—100.0%		$34,759,911

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
10-Year Ultra U.S. Treasury Bond	8	12/19/18		$800		$1,008	$(13,515)
E-mini S&P 500 Index	8	12/21/18		—	(f)	1,167	9,082
Euro-Bund 10-Year Bond	2	12/6/18	EUR	200		369	(2,963)

							$(7,396)

Short position contracts:
Australian Dollar	(1)	12/17/18		$(100)		$(72)	$(1,123)
Euro STOXX 50 Index	(1)	12/21/18	EUR	(—	)(f)	(39)	(489)
FTSE 100 Index	(1)	12/21/18	GBP	(—	)(f)	(97)	(1,970)
Japanese Yen	(1)	12/17/18		$(1)		(111)	2,104
Mini MSCI Emerging Markets Index	(10)	12/21/18		(1)		(525)	(11,073)
MSCI EAFE Index	(6)	12/21/18		(—	)(f)	(593)	(3,103)

							$(15,654)

							$(23,050)

(e) At September 30, 2018, the Fund pledged $463,433 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than 500.

Glossary:

EAFE—Europe, Australasia and Far East

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	117

Schedule of Investments

September 30, 2018

AllianzGI Retirement 2025 Fund

	Shares	Value
Mutual Funds (a)—95.8%
AllianzGI Advanced Core Bond	476,845	$6,809,345
AllianzGI Best Styles U.S. Equity (c)	236,678	4,842,433
AllianzGI Emerging Markets Small-Cap (b)	20,421	335,926
AllianzGI Global Dynamic Allocation (c)	1,816,697	36,606,454
AllianzGI Short Duration High Income (c)	8,971	133,580

Total Mutual Funds (cost—$44,645,876)		48,727,738

Exchange-Traded Funds—0.6%
iShares TIPS Bond (cost—$306,211)	2,723	301,218

	Principal Amount (000s)	Value
Repurchase Agreements—2.2%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $1,117,039; collateralized by U.S. Treasury Notes, 2.00%, due 11/30/20, valued at $1,141,779 including accrued interest
(cost—$1,117,000)	$1,117	1,117,000

Total Investments (cost—$46,069,087)—98.6%		50,145,956

Other assets less liabilities (d)—1.4%		713,448

Net Assets—100.0%		$50,859,404

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
E-mini Russell 2000 Index	2	12/21/18		$—	(f)	$170	$(865)
E-mini S&P 500 Index	19	12/21/18		1		2,773	21,570
Euro-Bund 10-Year Bond	1	12/6/18	EUR	100		184	(663)
SPI 200 Index	1	12/20/18	AUD	—	(f)	112	(3)

							$20,039

Short position contracts:
10-Year U.S. Treasury Note	(5)	12/19/18		$(500)		$(630)	$7,522
Australian Dollar	(2)	12/17/18		(200)		(145)	(2,245)
Euro STOXX 50 Index	(4)	12/21/18	EUR	(—	)(f)	(157)	(1,957)
FTSE 100 Index	(2)	12/21/18	GBP	(—	)(f)	(195)	(4,715)
Japanese Yen	(1)	12/17/18		$(1)		(111)	2,104
Mini MSCI Emerging Markets Index	(11)	12/21/18		(1)		(577)	(12,180)

							$(11,471)

							$8,568

(e) At September 30, 2018, the Fund pledged $727,726 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than 500.

Glossary:

AUD—Australian Dollar

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

118	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

AllianzGI Retirement 2030 Fund

	Shares	Value
Mutual Funds (a)—96.3%
AllianzGI Advanced Core Bond	124,264	$1,774,485
AllianzGI Best Styles Global Equity (c)	320,304	5,534,847
AllianzGI Best Styles U.S. Equity (c)	382,195	7,819,716
AllianzGI Emerging Markets Small-Cap (b)	46,319	761,941
AllianzGI Global Dynamic Allocation (c)	2,095,488	42,224,079

Total Mutual Funds (cost—$51,999,074)		58,115,068

Exchange-Traded Funds—0.4%
iShares TIPS Bond	1,062	117,479
iShares U.S. Preferred Stock	3,172	117,776

Total Exchange-Traded Funds (cost—$239,329)		235,255

	Principal Amount (000s)	Value
Repurchase Agreements—1.9%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $1,169,041; collateralized by U.S. Treasury Notes, 2.00%, due 11/30/20, valued at $1,196,149 including accrued interest
(cost—$1,169,000)	$1,169	$1,169,000

Total Investments (cost—$53,407,403)—98.6%		59,519,323

Other assets less liabilities (d)—1.4%		823,149

Net Assets—100.0%		$60,342,472

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
E-mini Russell 2000 Index	4	12/21/18		$—	(f)	$340	$(1,729)
E-mini S&P 500 Index	25	12/21/18		1		3,649	26,431
SPI 200 Index	2	12/20/18	AUD	—	(f)	224	(5)

							$24,697

Short position contracts:
10-Year U.S. Treasury Note	(1)	12/19/18		$(100)		$(126)	$1,678
Australian Dollar	(2)	12/17/18		(200)		(144)	(2,245)
Euro STOXX 50 Index	(11)	12/21/18	EUR	(—	)(f)	(432)	(5,381)
FTSE 100 Index	(5)	12/21/18	GBP	(—	)(f)	(488)	(11,380)
Japanese Yen	(1)	12/17/18		$(1)		(111)	2,103
Mini MSCI Emerging Markets Index	(24)	12/21/18		(1)		(1,260)	(26,575)

							$(41,800)

							$(17,103)

(e) At September 30, 2018, the Fund pledged $770,595 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than 500.

Glossary:

AUD—Australian Dollar

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	119

Schedule of Investments

September 30, 2018

AllianzGI Retirement 2035 Fund

	Shares	Value
Mutual Funds (a)—96.2%
AllianzGI Advanced Core Bond	75,328	$1,075,689
AllianzGI Best Styles Global Equity (c)	785,946	13,581,150
AllianzGI Best Styles U.S. Equity (c)	335,873	6,871,953
AllianzGI Emerging Markets Small-Cap (b)	38,066	626,182
AllianzGI Global Dynamic Allocation (c)	1,023,206	20,617,594

Total Mutual Funds (cost—$37,852,919)		42,772,568

	Principal Amount (000s)	Value
Repurchase Agreements—2.0%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $873,031; collateralized by U.S. Treasury Notes, 2.00%, due 11/30/20, valued at $894,640 including accrued interest
(cost—$873,000)	$873	$873,000

Total Investments (cost—$38,725,919)—98.2%		43,645,568

Other assets less liabilities (d)—1.8%		808,384

Net Assets—100.0%		$44,453,952

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
E-mini Russell 2000 Index	7	12/21/18		$—	(f)	$595	$(3,026)
E-mini S&P 500 Index	22	12/21/18		1		3,211	23,025
SPI 200 Index	3	12/20/18	AUD	—	(f)	336	(8)

							$19,991

Short position contracts:
Australian Dollar	(2)	12/17/18		$(200)		$(144)	$(2,245)
Euro STOXX 50 Index	(15)	12/21/18	EUR	(—	)(f)	(590)	(7,338)
FTSE 100 Index	(7)	12/21/18	GBP	(—	)(f)	(683)	(16,095)
Japanese Yen	(1)	12/17/18		$(1)		(111)	2,103
Mini MSCI Emerging Markets Index	(26)	12/21/18		(1)		(1,365)	(26,669)

							$(50,244)

							$(30,253)

(e) At September 30, 2018, the Fund pledged $789,225 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than 500.

Glossary:

AUD—Australian Dollar

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

MSCI—Morgan Stanley Capital International

120	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

AllianzGI Retirement 2040 Fund

	Shares	Value
Mutual Funds (a)—96.4%
AllianzGI Best Styles Global Equity (c)	1,212,410	$20,950,442
AllianzGI Best Styles U.S. Equity (c)	412,917	8,448,286
AllianzGI Emerging Markets Small-Cap (b)	32,334	531,896
AllianzGI Global Dynamic Allocation (c)	757,081	15,255,190

Total Mutual Funds (cost—$39,661,175)		45,185,814

	Principal Amount (000s)	Value
Repurchase Agreements—1.7%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $805,028; collateralized by U.S. Treasury Notes, 2.00%, due 11/30/20, valued at $825,442 including accrued interest
(cost—$805,000)	$805	$805,000

Total Investments (cost—$40,466,175)—98.1%		45,990,814

Other assets less liabilities (d)—1.9%		868,483

Net Assets—100.0%		$46,859,297

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
E-mini Russell 2000 Index	9	12/21/18		$—	(f)	$765	$(3,890)
E-mini S&P 500 Index	26	12/21/18		1		3,795	25,616
SPI 200 Index	5	12/20/18	AUD	—	(f)	560	(14)

							$21,712

Short position contracts:
Australian Dollar	(1)	12/17/18		$(100)		$(72)	$(1,123)
Euro STOXX 50 Index	(20)	12/21/18	EUR	(—	)(f)	(786)	(9,784)
FTSE 100 Index	(10)	12/21/18	GBP	(—	)(f)	(976)	(23,549)
Japanese Yen	(1)	12/17/18		$(1)		(111)	2,104
Mini MSCI Emerging Markets Index	(29)	12/21/18		(1)		(1,522)	(31,046)

							$(63,398)

							$(41,686)

(e) At September 30, 2018, the Fund pledged $922,251 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than 500.

Glossary:

AUD—Australian Dollar

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

MSCI—Morgan Stanley Capital International

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	121

Schedule of Investments

September 30, 2018

AllianzGI Retirement 2045 Fund

	Shares	Value
Mutual Funds (a)—95.4%
AllianzGI Best Styles Global Equity (c)	966,481	$16,700,795
AllianzGI Best Styles U.S. Equity (c)	286,563	5,863,076
AllianzGI Emerging Markets Small-Cap (b)	19,083	313,909
AllianzGI Global Dynamic Allocation (c)	336,945	6,789,450

Total Mutual Funds (cost—$26,066,782)		29,667,230

	Principal Amount (000s)	Value
Repurchase Agreements—2.3%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $715,025; collateralized by Fannie Mae, 1.375%, due 10/7/21, valued at $730,782 including accrued interest
(cost—$715,000)	$715	$715,000

Total Investments (cost—$26,781,782)—97.7%		30,382,230

Other assets less liabilities (d)—2.3%		718,191

Net Assets—100.0%		$31,100,421

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
E-mini Russell 2000 Index	7	12/21/18		$—	(f)	$595	$(3,026)
E-mini S&P 500 Index	18	12/21/18		1		2,627	16,535
SPI 200 Index	4	12/20/18	AUD	—	(f)	448	(11)

							$13,498

Short position contracts:
Australian Dollar	(1)	12/17/18		$(100)		$(72)	$(1,123)
Euro STOXX 50 Index	(16)	12/21/18	EUR	(—	)(f)	(629)	(7,827)
FTSE 100 Index	(7)	12/21/18	GBP	(—	)(f)	(683)	(16,871)
Japanese Yen	(1)	12/17/18		$(1)		(111)	2,104
Mini MSCI Emerging Markets Index	(21)	12/21/18		(1)		(1,102)	(21,133)

							$(44,850)

							$(31,352)

(e) At September 30, 2018, the Fund pledged $698,450 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than 500.

Glossary:

AUD—Australian Dollar

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

MSCI—Morgan Stanley Capital International

122	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

AllianzGI Retirement 2050 Fund

	Shares	Value
Mutual Funds (a)—95.7%
AllianzGI Best Styles Global Equity (c)	1,125,860	$19,454,855
AllianzGI Best Styles U.S. Equity (c)	296,860	6,073,759
AllianzGI Emerging Markets Small-Cap (b)	18,341	301,714
AllianzGI Global Dynamic Allocation (c)	285,158	5,745,930

Total Mutual Funds (cost—$28,008,364)		31,576,258

	Principal Amount (000s)	Value
Repurchase Agreements—2.2%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $714,025; collateralized by U.S. Treasury Notes, 2.00%, due 11/30/20, valued at $731,529 including accrued interest
(cost—$714,000)	$714	$714,000

Total Investments (cost—$28,722,364)—97.9%		32,290,258

Other assets less liabilities (d)—2.1%		692,367

Net Assets—100.0%		$32,982,625

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
E-mini Russell 2000 Index	8	12/21/18		$—	(f)	$680	$(3,458)
E-mini S&P 500 Index	19	12/21/18		1		2,773	19,620
SPI 200 Index	4	12/20/18	AUD	—	(f)	448	(11)

							$16,151

Short position contracts:
Australian Dollar	(1)	12/17/18		$(100)		$(72)	$(1,123)
Euro STOXX 50 Index	(18)	12/21/18	EUR	(—	)(f)	(708)	(8,806)
FTSE 100 Index	(8)	12/21/18	GBP	(—	)(f)	(780)	(18,841)
Japanese Yen	(1)	12/17/18		$(1)		(111)	2,104
Mini MSCI Emerging Markets Index	(22)	12/21/18		(1)		(1,155)	(22,240)

							$(48,906)

							$(32,755)

(e) At September 30, 2018, the Fund pledged $673,065 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than 500.

Glossary:

AUD—Australian Dollar

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

MSCI—Morgan Stanley Capital International

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	123

Schedule of Investments

September 30, 2018

AllianzGI Retirement 2055 Fund

	Shares	Value
Mutual Funds (a)—95.6%
AllianzGI Best Styles Global Equity (c)	545,905	$9,433,238
AllianzGI Best Styles U.S. Equity (c)	146,450	2,996,373
AllianzGI Emerging Markets Small-Cap (b)	9,619	158,231
AllianzGI Global Dynamic Allocation (c)	138,453	2,789,818

Total Mutual Funds (cost—$13,849,629)		15,377,660

	Principal Amount (000s)	Value
Repurchase Agreements—1.9%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $307,011; collateralized by Fannie Mae, 1.375%, due 10/7/21, valued at $317,313 including accrued interest
(cost—$307,000)	$307	$307,000

Total Investments (cost—$14,156,629)—97.5%		15,684,660

Other assets less liabilities (d)—2.5%		407,405

Net Assets—100.0%		$16,092,065

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
E-mini Russell 2000 Index	4	12/21/18		$—	(f)	$340	$(1,729)
E-mini S&P 500 Index	9	12/21/18		—	(f)	1,314	10,217
SPI 200 Index	2	12/20/18	AUD	—	(f)	224	(5)

							$8,483

Short position contracts:
Australian Dollar	(1)	12/17/18		$(100)		$(72)	$(1,123)
Euro STOXX 50 Index	(9)	12/21/18	EUR	(—	)(f)	(354)	(4,403)
FTSE 100 Index	(4)	12/21/18	GBP	(—	)(f)	(390)	(9,417)
Japanese Yen	(1)	12/17/18		$(1)		(111)	2,104
Mini MSCI Emerging Markets Index	(11)	12/21/18		(1)		(577)	(11,115)

							$(23,954)

							$(15,471)

(e) At September 30, 2018, the Fund pledged $412,092 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than 500.

Glossary:

AUD—Australian Dollar

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

MSCI—Morgan Stanley Capital International

124	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

AllianzGI Multi Asset Income Fund

	Shares	Value
Mutual Funds—71.4%
AllianzGI Emerging Markets Debt (a)(b)	171,246	$2,265,579
AllianzGI Europe Equity Dividend (a)(b)	158,389	2,458,202
AllianzGI Global High Yield (a)(b)	85,737	1,271,475
AllianzGI High Yield Bond (a)(b)	91,229	782,746
AllianzGI Real Estate Debt (a)(b)	262,318	3,921,656
AllianzGI Short Duration High Income (a)(c)	294,668	4,387,608
Harvest Asian Bond (b)	110,055	1,045,520
PIMCO Income (a)(b)	462,156	5,495,035
PIMCO Preferred and Capital Security (a)(b)	214,451	2,163,806
PIMCO Senior Floating Rate (a)(b)	200,647	1,988,416

Total Mutual Funds (cost—$25,900,195)		25,780,043

Common Stock—13.3%
Equity Real Estate Investment Trusts (REITs)—7.4%
American Tower Corp.	1,139	165,497
Apple Hospitality REIT, Inc.	6,400	111,936
AvalonBay Communities, Inc.	701	126,986
Crown Castle International Corp.	1,402	156,085
Digital Realty Trust, Inc.	1,586	178,393
Equinix, Inc.	260	112,551
Gaming and Leisure Properties, Inc.	3,171	111,778

	Shares	Value
Hospitality Properties Trust	3,928	$113,283
Iron Mountain, Inc.	3,160	109,083
Lexington Realty Trust	12,395	102,878
Medical Properties Trust, Inc.	7,613	113,510
Omega Healthcare Investors, Inc.	3,440	112,729
Prologis, Inc.	1,710	115,921
Public Storage	530	106,864
Sabra Health Care REIT, Inc.	4,909	113,496
Senior Housing Properties Trust	6,532	114,702
Simon Property Group, Inc.	1,040	183,820
Spirit Realty Capital, Inc.	13,600	109,616
STAG Industrial, Inc.	3,828	105,270
Uniti Group, Inc.	5,492	110,664
Welltower, Inc.	1,724	110,888
WP Carey, Inc.	1,719	110,549

		2,696,499

Mortgage Real Estate Investment Trusts (REITs)—5.9%
AGNC Investment Corp.	19,109	356,001
Annaly Capital Management, Inc.	27,821	284,609
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	13,529	290,467
Ladder Capital Corp.	16,739	283,559
New Residential Investment Corp.	19,717	351,357
Starwood Property Trust, Inc.	13,100	281,912
Two Harbors Investment Corp.	18,478	275,876

		2,123,781

Total Common Stock (cost—$4,570,591)		4,820,280

	Shares	Value
Exchange-Traded Funds—11.7%
Alerian	133,859	$1,429,614
Invesco Senior Loan	33,650	779,671
iShares Emerging Markets Dividend	14,720	572,755
Vanguard Mortgage-Backed Securities	28,444	1,450,644

Total Exchange-Traded Funds (cost—$4,174,949)		4,232,684

	Principal Amount (000s)
Repurchase Agreements—0.8%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $298,010; collateralized by U.S. Treasury Notes, 2.00%, due 11/30/20, valued at $306,451 including accrued interest
(cost—$298,000)	$298	298,000

Total Investments (cost—$34,943,735)—97.2%		35,131,007

Other assets less liabilities (d)—2.8%		998,183

Net Assets—100.0%		$36,129,190

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
5-Year U.S. Treasury Note	18	12/31/18		$1,800		$2,025	$(13,672)
10-Year Ultra U.S. Treasury Bond	50	12/19/18		5,000		6,300	(72,669)
E-mini Russell 2000 Index	4	12/21/18		—	(f)	340	(4,839)
E-mini S&P 500 Index	32	12/21/18		2		4,670	36,328
Euro-Bund 10-Year Bond	6	12/6/18	EUR	600		1,106	(13,801)
Nikkei 225 Index	5	12/13/18		$—	(f)	605	14,325
SPI 200 Index	5	12/20/18	AUD	—	(f)	560	5,769
U.S. Ultra Treasury Bond	25	12/19/18		$2,500		3,857	(50,360)
United Kingdom Government 10-Year Gilt	4	12/27/18	GBP	400		630	(6,680)

							$(105,599)

Short position contracts:
2-Year U.S. Treasury Note	(40)	12/31/18		$(8,000)		$(8,429)	$19,933
Dow Jones U.S. Real Estate Index	(27)	12/21/18		(3)		(859)	19,380
Euro Currency	(5)	12/17/18		(625)		(730)	(544)
Euro STOXX 50 Index	(24)	12/21/18	EUR	(—	)(f)	(944)	(11,741)

							$27,028

							$(78,571)

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	125

Schedule of Investments

September 30, 2018

(e) At September 30, 2018, the Fund pledged $961,653 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than 500.

Glossary:

AUD—Australian Dollar

EUR—Euro

GBP—British Pound

REIT—Real Estate Investment Trust

AllianzGI Global Allocation Fund

	Shares	Value
Mutual Funds (a)- 91.7%
AllianzGI Advanced Core Bond	5,710,066	$81,539,738
AllianzGI Best Styles Global Equity (c)	7,672,411	132,579,267
AllianzGI Best Styles Global Managed Volatility	2,016,670	36,521,892
AllianzGI Emerging Markets Debt (b)	1,102,849	14,590,689
AllianzGI Emerging Markets Small-Cap (b)	273,550	4,499,894
AllianzGI International Growth (b)	1,021,708	18,717,685
AllianzGI PerformanceFee Managed Futures Strategy (c)(d)	1,500,000	14,415,000

Total Mutual Funds (cost—$277,357,687)		302,864,165

Exchange-Traded Funds—6.1%
iShares iBoxx $ High Yield Corporate Bond	38,742	3,348,858
iShares iBoxx $ Investment Grade Corporate Bond	87,950	10,108,094
iShares MBS	65,470	6,765,015

Total Exchange-Traded Funds (cost—$20,903,965)		20,221,967

	Principal Amount (000s)	Value
Repurchase Agreements—1.4%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $4,752,166; collateralized by Fannie Mae, 1.50%, due 6/22/20, valued at $4,851,940 including accrued interest
(cost—$4,752,000)	$4,752	$4,752,000

Total Investments (cost—$303,013,652)—99.2%		327,838,132

Other assets less liabilities (e)—0.8%		2,669,926

Net Assets—100.0%		$330,508,058

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
2-Year U.S. Treasury Note	34	12/31/18	$6,800	$7,165	$(17,057)
10-Year U.S. Treasury Note	102	12/19/18	10,200	12,116	(81,967)
E-mini Russell 2000 Index	65	12/21/18	3	5,527	(28,096)
E-mini S&P 500 Index	183	12/21/18	9	26,709	186,563
U.S. Ultra Treasury Bond	42	12/19/18	4,200	6,480	(80,268)

					$(20,825)

Short position contracts:
Euro Currency	(67)	12/17/18	$(8,375)	$(9,784)	$34,971
Mini MSCI Emerging Markets Index	(92)	12/21/18	(5)	(4,828)	(101,869)

					$(66,898)

					$(87,723)

(f) At September 30, 2018, the Fund pledged $3,154,165 in cash as collateral for futures contracts.

Glossary:

MBS—Mortgage-Backed Securities

MSCI—Morgan Stanley Capital International

126	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

AllianzGI Best Styles Global Equity Fund

	Shares	Value
Common Stock—98.9%
Australia—1.3%
Alumina Ltd.	103,111	$206,411
Aristocrat Leisure Ltd.	29,565	607,175
BHP Billiton Ltd.	52,795	1,315,170
BlueScope Steel Ltd.	42,948	526,746
Flight Centre Travel Group Ltd.	14,590	560,282
National Australia Bank Ltd.	56,621	1,136,724
Qantas Airways Ltd.	136,980	583,843
Rio Tinto Ltd.	10,838	616,384
Treasury Wine Estates Ltd.	22,881	288,802
Westpac Banking Corp.	61,140	1,229,566

		7,071,103

Austria—0.6%
Austria Technologie & Systemtechnik AG	6,383	147,345
Erste Group Bank AG	23,097	958,913
EVN AG	15,600	305,407
OMV AG	10,655	597,735
Raiffeisen Bank International AG	10,445	300,623
voestalpine AG	13,469	615,265

		2,925,288

Belgium—0.0%
Recticel S.A.	15,205	167,011

Bermuda—0.1%
Bank of NT Butterfield & Son Ltd.	6,457	334,860

Brazil—0.7%
Engie Brasil Energia S.A.	67,500	593,010
Fibria Celulose S.A.	27,900	521,724
JBS S.A.	133,400	309,837
Petroleo Brasileiro S.A.	87,300	523,772
Sao Martinho S.A.	138,700	629,182
Smiles Fidelidade S.A.	5,900	67,202
Vale S.A.	86,519	1,281,541

		3,926,268

Canada—3.4%
Atco Ltd., Class I	18,501	540,714
BRP, Inc.	13,834	648,939
Canadian Apartment Properties REIT	11,302	417,290
Canadian Imperial Bank of Commerce	14,098	1,321,009
Canadian Tire Corp., Ltd., Class A	3,284	384,780
Chorus Aviation, Inc.	12,075	72,077
Cogeco Communications, Inc.	9,743	488,036
Colliers International Group, Inc.	4,626	358,326
Dream Global Real Estate Investment Trust REIT	22,444	258,037
Dream Industrial Real Estate Investment Trust REIT	26,259	205,534
Exchange Income Corp.	9,638	246,761
Fairfax Financial Holdings Ltd.	1,431	777,447
Fortis, Inc.	13,181	427,376
Genworth MI Canada, Inc.	8,627	284,461
George Weston Ltd.	12,776	967,065
Husky Energy, Inc.	27,627	485,101
Industrial Alliance Insurance & Financial Services, Inc.	12,737	509,322
Killam Apartment REIT	30,375	379,320
Laurentian Bank of Canada	10,348	341,288

	Shares	Value
Linamar Corp.	7,826	$360,566
Loblaw Cos., Ltd.	20,473	1,051,824
Magellan Aerospace Corp.	20,868	293,233
Magna International, Inc.	8,401	441,302
Manulife Financial Corp.	56,912	1,017,379
Martinrea International, Inc.	22,134	226,027
Methanex Corp.	6,471	510,807
National Bank of Canada	14,804	739,369
Northview Apartment Real Estate Investment Trust REIT	16,295	323,465
Power Corp. of Canada	18,629	404,699
Russel Metals, Inc.	14,345	297,639
Teck Resources Ltd., Class B	20,387	491,346
Toronto-Dominion Bank	23,249	1,412,778
Transcontinental, Inc., Class A	53,535	949,136
West Fraser Timber Co., Ltd.	5,431	309,087

		17,941,540

China—3.9%
Agile Group Holdings Ltd.	156,909	222,354
Agricultural Bank of China Ltd., Class H	850,000	416,858
Alibaba Group Holding Ltd. ADR (e)	17,296	2,849,689
Anhui Conch Cement Co., Ltd., Class H	73,500	441,360
Bank of China Ltd., Class H	2,427,000	1,072,352
Bank of Communications Co., Ltd., Class H	377,961	283,011
Beijing Enterprises Holdings Ltd.	109,000	610,895
BOC Aviation Ltd. (a)	79,600	617,548
China CITIC Bank Corp., Ltd., Class H	832,000	531,302
China Construction Bank Corp., Class H	1,606,188	1,403,969
China Lumena New Materials Corp. (c)(d)(e)	60,228	1,154
China Shenhua Energy Co., Ltd., Class H	164,500	374,642
China Yuchai International Ltd.	11,447	197,690
China Zhongwang Holdings Ltd.	390,000	190,579
CITIC Ltd.	301,000	448,315
Country Garden Holdings Co., Ltd.	214,000	269,679
Country Garden Services Holdings Co., Ltd. (e)	24,597	41,529
CSPC Pharmaceutical Group Ltd.	158,000	334,207
Fosun International Ltd.	141,000	248,450
Guangzhou Automobile Group Co., Ltd., Class H	283,991	313,775
Hua Hong Semiconductor Ltd. (a)	223,000	478,048
Industrial & Commercial Bank of China Ltd., Class H	1,637,000	1,195,162
Jiangsu Expressway Co., Ltd., Class H	234,000	300,167
Kingboard Holdings Ltd.	65,500	213,216
Ping An Insurance Group Co. of China Ltd., Class H	109,000	1,104,192
Shanghai Industrial Holdings Ltd.	152,000	336,305

	Shares	Value
Sinotrans Ltd., Class H	214,000	$87,037
Sinotruk Hong Kong Ltd.	159,000	346,901
SSY Group Ltd.	302,000	292,388
Tencent Holdings Ltd.	84,019	3,430,565
Uni-President China Holdings Ltd.	521,000	554,525
Want Want China Holdings Ltd.	457,000	384,434
Weichai Power Co., Ltd., Class H	315,000	389,953
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., Class H (a)(e)	77,500	240,093
Yuzhou Properties Co., Ltd.	472,708	191,705
Zhongsheng Group Holdings Ltd.	122,500	297,327

		20,711,376

Finland—0.3%
Cramo Oyj	6,383	143,997
Finnair Oyj	13,151	109,429
Stora Enso Oyj, Class R	27,449	524,170
UPM-Kymmene Oyj	21,728	852,149

		1,629,745

France—4.9%
Aeroports de Paris	2,693	606,332
ArcelorMittal	25,006	776,343
AXA S.A.	57,456	1,539,573
BNP Paribas S.A.	17,145	1,049,902
Bouygues S.A.	19,829	857,811
Cie Generale des Etablissements Michelin SCA	9,403	1,122,302
CNP Assurances	25,929	625,036
Coface S.A.	15,991	151,686
Credit Agricole S.A.	31,895	458,490
Derichebourg S.A.	21,233	113,307
Eiffage S.A.	8,035	897,588
Engie S.A.	76,034	1,119,391
Faurecia S.A.	8,403	505,355
Ipsen S.A.	1,915	322,396
Jacquet Metal Service S.A.	9,684	231,437
Kaufman & Broad S.A.	6,512	305,596
Kering S.A.	2,235	1,198,754
Klepierre S.A. REIT	18,400	653,837
L’Oreal S.A.	4,098	987,976
LVMH Moet Hennessy Louis Vuitton S.A.	3,676	1,298,992
Metropole Television S.A.	24,611	496,071
Neopost S.A.	9,854	299,525
Orange S.A.	73,220	1,165,049
Pernod Ricard S.A.	5,684	932,220
Peugeot S.A.	30,249	815,989
Renault S.A.	5,725	495,224
Sanofi	21,042	1,880,043
STMicroelectronics NV	20,325	372,000
Total S.A.	37,981	2,469,553
Unibail-Rodamco-Westfield	2,894	582,986
Vinci S.A.	13,811	1,313,976

		25,644,740

Germany—1.6%
Aroundtown S.A.	39,238	349,577
Bayer AG	17,180	1,523,878
Bayerische Motoren Werke AG	4,517	406,940
Covestro AG (a)	9,322	754,590
Deutsche Lufthansa AG	21,986	539,623
Deutsche Pfandbriefbank AG (a)	21,744	325,042
Fresenius SE & Co. KGaA	8,069	591,702
HeidelbergCement AG	8,104	632,985

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	127

Schedule of Investments

September 30, 2018

	Shares	Value
HelloFresh SE (e)	19,586	$249,689
METRO AG	20,704	324,286
S&T AG	12,322	360,149
SAP SE	10,794	1,327,268
Siltronic AG	2,111	258,155
Talanx AG (e)	14,373	546,122

		8,190,006

Greece—0.0%
FF Group (c)(d)(e)	19,365	42,719

Hong Kong—1.0%
AIA Group Ltd.	199,600	1,779,816
CK Asset Holdings Ltd.	94,500	708,390
Hang Seng Bank Ltd.	28,100	762,465
Health & Happiness H&H International Holdings Ltd. (e)	39,500	238,034
Hysan Development Co., Ltd.	111,000	560,557
IT Ltd.	438,000	234,009
Johnson Electric Holdings Ltd.	136,000	384,018
Kerry Properties Ltd.	73,257	248,748
VSTECS Holdings Ltd.	220,000	113,435

		5,029,472

Hungary—0.1%
Magyar Telekom Telecommunications PLC	286,755	411,733

Indonesia—0.4%
Bank Negara Indonesia Persero Tbk PT	1,053,445	523,132
Bank Tabungan Negara Persero Tbk PT	1,423,900	251,155
Gudang Garam Tbk PT	65,500	325,415
Indika Energy Tbk PT	488,300	91,726
Indo Tambangraya Megah Tbk PT	156,400	271,317
Medco Energi Internasional Tbk PT (e)	4,096,100	274,907
Mitra Adiperkasa Tbk PT	5,153,200	285,413
United Tractors Tbk PT	138,900	307,529

		2,330,594

Israel—0.2%
Bank Leumi Le-Israel BM	45,817	301,950
First International Bank of Israel Ltd.	13,998	315,903
Harel Insurance Investments & Financial Services Ltd.	24,265	186,480
Hilan Ltd.	13,889	345,797

		1,150,130

Italy—1.4%
Amplifon SpA	17,442	386,702
ASTM SpA	7,442	160,423
Cementir Holding SpA	21,925	153,053
CNH Industrial NV	107,569	1,290,873
DeA Capital SpA	203,834	299,973
Enav SpA (a)	53,340	259,723
Enel SpA	317,754	1,624,207
Immobiliare Grande Distribuzione SIIQ SpA REIT	26,173	201,109
Intesa Sanpaolo SpA	294,651	750,751
Iren SpA	87,670	214,955
La Doria SpA	11,816	155,099
Mediobanca Banca di Credito Finanziario SpA	33,911	337,474
Moncler SpA	13,251	570,156
Sesa SpA	9,060	287,650

	Shares	Value
Telecom Italia SpA (e)	1,078,474	$651,919

		7,344,067

Japan—7.1%
AGC, Inc.	10,600	439,925
Aisin Seiki Co., Ltd.	11,700	570,016
Asahi Group Holdings Ltd.	24,800	1,076,004
Canon, Inc.	28,100	891,038
Chubu Electric Power Co., Inc.	45,900	695,290
Daiwa House Industry Co., Ltd.	14,646	434,017
Don Quijote Holdings Co., Ltd.	11,000	556,640
Exedy Corp.	5,926	196,410
Fast Retailing Co., Ltd.	1,700	861,218
Hitachi Ltd.	24,600	836,194
Honda Motor Co., Ltd.	66,300	1,996,707
Iida Group Holdings Co., Ltd.	48,400	860,185
ITOCHU Corp.	59,923	1,096,776
JFE Holdings, Inc.	18,400	422,095
JVC Kenwood Corp.	110,200	309,292
JXTG Holdings, Inc.	81,800	618,718
Kaga Electronics Co., Ltd.	8,200	170,779
Kansai Electric Power Co., Inc.	44,100	665,646
Keyence Corp.	1,800	1,045,596
Kose Corp.	3,200	609,745
Mazda Motor Corp.	54,800	658,696
Mitsubishi Chemical Holdings Corp.	53,594	512,925
Mitsubishi Corp.	61,500	1,894,368
Mitsubishi UFJ Financial Group, Inc.	195,615	1,215,295
Mitsui & Co., Ltd.	101,900	1,810,830
Mitsui Sugar Co., Ltd.	16,100	461,983
Nidec Corp.	4,200	603,942
Nippon Road Co., Ltd.	3,700	214,245
Nippon Telegraph & Telephone Corp.	20,348	918,312
Nissan Motor Co., Ltd.	130,541	1,221,541
Nomura Real Estate Holdings, Inc.	11,743	236,889
Pola Orbis Holdings, Inc.	24,500	894,817
Shin-Etsu Chemical Co., Ltd.	13,500	1,193,511
Shiseido Co., Ltd.	17,100	1,324,360
SoftBank Group Corp.	19,300	1,928,061
Sojitz Corp.	88,016	317,607
Sony Corp.	23,600	1,434,588
Sumitomo Electric Industries Ltd.	70,100	1,099,986
Sumitomo Rubber Industries Ltd.	37,100	557,104
Teijin Ltd.	19,100	366,315
Tokyo Century Corp.	11,200	695,641
Toyota Motor Corp.	42,649	2,657,150
Toyota Tsusho Corp.	12,200	460,632

		37,031,089

Korea (Republic of)—1.9%
Dongwon Industries Co., Ltd.	2,076	559,698
GS Holdings Corp.	5,690	282,672
Hana Financial Group, Inc.	11,387	457,220
HDC Hyundai Development Co-Engineering & Construction (e)	1	46
Industrial Bank of Korea	24,383	335,095
ING Life Insurance Korea Ltd. (a)	15,680	482,074
KB Financial Group, Inc.	13,482	656,627

	Shares	Value
KT Corp. ADR	13,138	$195,099
LG Corp.	3,888	254,489
LG Electronics, Inc.	9,262	592,681
LG Uplus Corp.	17,746	292,786
Lotte Chemical Corp.	780	195,474
OCI Co., Ltd.	2,593	257,088
POSCO	2,108	559,562
Samsung Electronics Co., Ltd. GDR	1,938	2,029,086
Shinhan Financial Group Co., Ltd.	19,646	793,865
Shinsegae, Inc.	1,734	566,893
SK Hynix, Inc.	12,764	844,439
SK Telecom Co., Ltd.	1,989	504,281
Woori Bank	22,136	337,070

		10,196,245

Malaysia—0.5%
AirAsia Group Bhd.	305,900	233,502
CIMB Group Holdings Bhd.	379,500	550,967
Genting Bhd.	167,800	316,626
Hong Leong Bank Bhd.	118,800	590,822
Hong Leong Financial Group Bhd.	67,900	316,496
Tenaga Nasional Bhd.	218,700	817,715

		2,826,128

Mexico—0.2%
Banco del Bajio S.A. (a)	59,200	146,149
Grupo Financiero Banorte S.A.B de C.V., Class O	85,600	619,244
Ternium S.A. ADR	17,835	540,222

		1,305,615

Netherlands—1.3%
ABN AMRO Group NV (a)	23,179	631,259
Aegon NV	69,015	447,945
AerCap Holdings NV (e)	8,753	503,472
AMG Advanced Metallurgical Group NV	4,116	191,147
ASML Holding NV	10,142	1,904,207
ASR Nederland NV	8,937	425,991
Koninklijke Ahold Delhaize NV	57,544	1,320,205
Koninklijke DSM NV	4,697	497,475
Koninklijke Volkerwessels NV	7,579	159,273
NN Group NV	19,425	866,986

		6,947,960

New Zealand—0.1%
Air New Zealand Ltd.	251,572	515,440
Summerset Group Holdings Ltd.	38,100	197,200

		712,640

Norway—0.7%
Austevoll Seafood ASA	22,600	311,333
B2Holding ASA	72,607	144,247
Equinor ASA	34,244	962,813
Komplett Bank ASA (e)	62,726	141,810
Norsk Hydro ASA	126,148	756,492
Norwegian Finans Holding ASA (e)	26,484	323,684
Salmar ASA	7,148	357,092
Selvaag Bolig ASA	59,599	283,674
Sparebank 1 Nord Norge	31,643	268,135

		3,549,280

Peru—0.0%
Ferreycorp SAA	164,086	116,704

Philippines—0.2%
Globe Telecom, Inc.	6,335	257,949
Metro Pacific Investments Corp.	1,714,000	150,545

128	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

	Shares	Value
San Miguel Corp.	48,130	$151,014
Vista Land & Lifescapes, Inc.	2,079,900	234,436

		793,944

Portugal—0.1%
REN - Redes Energeticas Nacionais SGPS S.A.	92,606	261,418

Russian Federation—0.1%
Magnitogorsk Iron & Steel Works PJSC GDR	28,096	290,513

Singapore—0.3%
DBS Group Holdings Ltd.	51,800	988,196
United Overseas Bank Ltd.	32,100	634,566

		1,622,762

South Africa—0.5%
Astral Foods Ltd.	29,852	520,527
Fortress REIT Ltd., Class A REIT	232,243	276,582
Naspers Ltd., Class N	5,792	1,247,301
Nedbank Group Ltd.	32,109	600,656

		2,645,066

Spain—1.0%
ACS Actividades de Construccion y Servicios S.A.	13,892	590,032
Banco Santander S.A.	257,081	1,287,116
CaixaBank S.A.	107,114	487,146
International Consolidated Airlines Group S.A.	61,642	529,925
Repsol S.A.	72,396	1,441,211
Telefonica S.A.	85,376	673,475

		5,008,905

Sweden—0.8%
Ahlsell AB (a)	25,778	144,269
Dios Fastigheter AB	46,468	297,283
Hemfosa Fastigheter AB	25,155	347,244
Inwido AB	33,190	249,784
Klovern AB, Class B	183,704	241,468
Sandvik AB	42,432	751,227
Swedbank AB, Class A	35,030	866,367
Volvo AB, Class B	73,821	1,301,976

		4,199,618

Switzerland—1.2%
Lonza Group AG (e)	2,752	941,452
Novartis AG	33,910	2,918,920
Straumann Holding AG	489	368,395
Swatch Group AG	12,969	1,010,125
Swiss Life Holding AG (e)	2,273	861,856

		6,100,748

Taiwan—1.4%
Chailease Holding Co., Ltd.	49,980	174,929
China Development Financial Holding Corp.	1,899,000	708,542
Formosa Chemicals & Fibre Corp.	105,000	440,018
Grand Pacific Petrochemical	296,000	294,534
Great Wall Enterprise Co., Ltd.	264,290	326,646
Hon Hai Precision Industry Co., Ltd.	483,000	1,252,505
Lien Hwa Industrial Corp.	243,100	281,024
Nanya Technology Corp.	196,000	374,280
Pou Chen Corp.	421,000	444,510
Powertech Technology, Inc.	52,000	141,677

	Shares	Value
President Chain Store Corp.	30,000	$352,221
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	33,259	1,468,718
Tripod Technology Corp.	76,000	207,450
Yuanta Financial Holding Co., Ltd.	1,468,000	773,858

		7,240,912

Thailand—0.7%
Banpu PCL (c)(d)	378,600	223,653
CP ALL PCL (c)(d)	327,700	699,305
Electricity Generating PCL (c)(d)	83,900	611,690
Kiatnakin Bank PCL (c)(d)	339,100	789,253
PTT Global Chemical PCL (c)(d)	276,900	695,825
Thanachart Capital PCL (c)(d)	159,700	265,426
Tisco Financial Group PCL (c)(d)	96,700	250,482

		3,535,634

Turkey—0.2%
Akbank T.A.S.	217,763	249,433
Eregli Demir ve Celik Fabrikalari TAS	121,203	221,147
TAV Havalimanlari Holding AS	50,295	260,155
Tekfen Holding AS	77,656	277,612
Turkiye Vakiflar Bankasi Tao	141,375	88,525
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS (e)	48,820	35,127

		1,131,999

United Arab Emirates—0.2%
Aldar Properties PJSC	1,154,171	575,043
DP World Ltd.	17,421	332,741

		907,784

United Kingdom—4.6%
3i Group PLC	35,897	439,554
Anglo American PLC	54,529	1,219,866
Aviva PLC	121,876	777,626
BP PLC	316,457	2,425,560
British American Tobacco PLC	40,782	1,901,277
Diageo PLC	40,288	1,427,326
easyJet PLC	15,561	266,282
EI Group PLC (e)	138,056	297,984
Ferrexpo PLC	44,793	116,498
GVC Holdings PLC	49,581	593,312
HSBC Holdings PLC	127,703	1,114,257
J Sainsbury PLC	87,576	366,899
Keller Group PLC	37,415	495,470
Legal & General Group PLC	247,124	843,630
Lloyds Banking Group PLC	1,453,119	1,117,575
Morgan Sindall Group PLC	17,267	296,177
National Express Group PLC	152,711	776,653
Nomad Foods Ltd. (e)	11,710	237,245
Plus500 Ltd.	12,753	220,640
Renewables Infrastructure Group Ltd.	127,774	187,192
Rio Tinto PLC	27,291	1,376,601
Royal Dutch Shell PLC, Class A	18,868	646,441
Royal Dutch Shell PLC, Class B	82,339	2,882,404
Segro PLC REIT	73,147	608,678
Softcat PLC	19,909	206,475
Taylor Wimpey PLC	157,918	352,978

	Shares	Value
TUI AG	34,486	$661,532
Vesuvius PLC	38,406	322,544
Vodafone Group PLC	820,086	1,757,134

		23,935,810

United States—55.9%
Abbott Laboratories	34,746	2,548,967
AbbVie, Inc.	29,932	2,830,969
Abercrombie & Fitch Co., Class A	11,433	241,465
ABIOMED, Inc. (e)	1,765	793,809
ACCO Brands Corp.	21,042	237,775
Adobe Systems, Inc. (e)	9,222	2,489,479
AES Corp.	44,993	629,902
Aflac, Inc.	28,485	1,340,789
Agilent Technologies, Inc.	11,487	810,293
Air Lease Corp.	6,149	282,116
Align Technology, Inc. (e)	3,019	1,181,093
Allstate Corp.	15,055	1,485,928
Ally Financial, Inc.	14,636	387,122
Alphabet, Inc., Class A (e)	2,591	3,127,544
Alphabet, Inc., Class C (e)	2,771	3,307,105
Amazon.com, Inc. (e)	4,489	8,991,467
American Equity Investment Life Holding Co.	12,987	459,220
American Express Co.	13,003	1,384,689
Ameriprise Financial, Inc.	5,063	747,603
AMETEK, Inc.	17,015	1,346,227
Antero Resources Corp. (e)	32,281	571,697
Anthem, Inc.	7,597	2,081,958
Apple, Inc.	50,687	11,442,083
Applied Materials, Inc.	21,138	816,984
Archer-Daniels-Midland Co.	28,495	1,432,444
Arrow Electronics, Inc. (e)	4,561	336,237
At Home Group, Inc. (e)	8,346	263,149
AT&T, Inc.	138,095	4,637,230
Athene Holding Ltd., Class A (e)	23,580	1,218,143
Bank of America Corp.	126,623	3,730,314
Baxter International, Inc.	19,061	1,469,412
Becton Dickinson and Co.	6,288	1,641,168
Best Buy Co., Inc.	11,410	905,498
BGC Partners, Inc., Class A	32,762	387,247
Bio-Techne Corp.	1,388	283,305
Boeing Co.	9,024	3,356,026
BorgWarner, Inc.	9,367	400,720
Boston Scientific Corp. (e)	19,372	745,822
Broadridge Financial Solutions, Inc.	10,772	1,421,365
Bunge Ltd.	16,076	1,104,582
Cactus, Inc., Class A (e)	9,240	353,707
Caterpillar, Inc.	8,537	1,301,807
CDW Corp.	13,670	1,215,536
Celanese Corp.	4,019	458,166
Centene Corp. (e)	4,361	631,386
CenterPoint Energy, Inc.	45,747	1,264,905
Central Garden & Pet Co., Class A (e)	6,867	227,572
Charles River Laboratories International, Inc. (e)	2,182	293,566
Chemours Co.	7,357	290,160
Chevron Corp.	29,613	3,621,078
Cigna Corp.	4,683	975,235
Cisco Systems, Inc.	69,808	3,396,159
Citigroup, Inc.	37,497	2,690,035
Citizens Financial Group, Inc.	19,364	746,869
Cognizant Technology Solutions Corp., Class A	13,209	1,019,074
Comcast Corp., Class A	79,254	2,806,384
CONSOL Energy, Inc. (e)	6,354	259,307
Constellation Brands, Inc., Class A	6,721	1,449,182
CVS Health Corp.	47,521	3,740,853

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	129

Schedule of Investments

September 30, 2018

	Shares	Value
Danaher Corp.	15,774	$1,714,003
Deere & Co.	7,893	1,186,555
Donegal Group, Inc., Class A	18,354	260,810
DowDuPont, Inc.	21,117	1,358,034
Duke Energy Corp.	12,632	1,010,813
Eastman Chemical Co.	12,588	1,204,923
Eaton Corp. PLC	17,116	1,484,471
Edison International	12,091	818,319
Electro Scientific Industries, Inc. (e)	13,381	233,498
Eli Lilly & Co.	29,867	3,205,028
Encompass Health Corp.	4,541	353,971
Entergy Corp.	15,756	1,278,284
EOG Resources, Inc.	13,943	1,778,709
Estee Lauder Cos., Inc., Class A	6,143	892,701
Exelon Corp.	37,944	1,656,635
Exxon Mobil Corp.	44,275	3,764,260
Facebook, Inc., Class A (e)	27,321	4,493,212
FedEx Corp.	5,810	1,398,990
Fidelity National Information Services, Inc.	9,715	1,059,615
FLIR Systems, Inc.	10,743	660,372
Ford Motor Co.	116,914	1,081,454
Fortinet, Inc. (e)	7,896	728,564
Freeport-McMoRan, Inc.	52,915	736,577
Garmin Ltd.	10,057	704,493
Gates Industrial Corp. PLC (e)	36,888	719,316
General Motors Co.	67,378	2,268,617
Global Brass & Copper Holdings, Inc.	5,808	214,315
Goldman Sachs Group, Inc.	5,418	1,214,932
Goodyear Tire & Rubber Co.	24,837	580,937
Haemonetics Corp. (e)	3,389	388,312
Hartford Financial Services Group, Inc.	14,615	730,165
HCA Healthcare, Inc.	11,767	1,637,025
HEICO Corp., Class A	7,458	563,079
Herbalife Nutrition Ltd. (e)	11,326	617,833
Hewlett Packard Enterprise Co.	59,173	965,112
Hill-Rom Holdings, Inc.	3,366	317,750
HollyFrontier Corp.	10,970	766,803
Home Depot, Inc.	18,774	3,889,034
Honeywell International, Inc.	12,762	2,123,597
Horizon Pharma PLC (e)	17,835	349,209
HP, Inc.	89,594	2,308,837
Humana, Inc.	3,636	1,230,859
ICU Medical, Inc. (e)	865	244,579
Illumina, Inc. (e)	3,689	1,354,084
Intel Corp.	84,773	4,008,915
Inter Parfums, Inc.	5,569	358,922
Intuit, Inc.	2,129	484,135
Intuitive Surgical, Inc. (e)	3,768	2,162,832
IQVIA Holdings, Inc. (e)	5,978	775,586
Jacobs Engineering Group, Inc.	6,958	532,287
JB Hunt Transport Services, Inc.	5,373	639,065
Johnson & Johnson	38,682	5,344,692
Jones Lang LaSalle, Inc.	4,113	593,588
JPMorgan Chase & Co.	43,192	4,873,785
Kohl’s Corp.	7,311	545,035
Korn/Ferry International	3,757	184,995
Laboratory Corp. of America Holdings (e)	5,321	924,151
Lam Research Corp.	4,987	756,528
Lamb Weston Holdings, Inc.	11,383	758,108
Las Vegas Sands Corp.	11,826	701,637
Lear Corp.	4,499	652,355

	Shares	Value
Lennar Corp., Class A	9,368	$437,392
Lululemon Athletica, Inc. (e)	3,926	637,936
Macy’s, Inc.	25,515	886,136
Magellan Health, Inc. (e)	6,179	445,197
ManTech International Corp., Class A	9,307	589,133
Marathon Petroleum Corp.	14,494	1,159,085
Mastercard, Inc., Class A	12,775	2,843,843
MCBC Holdings, Inc. (e)	12,300	441,324
McDonald’s Corp.	12,364	2,068,374
McGrath RentCorp	4,782	260,476
McKesson Corp.	9,186	1,218,523
MDC Holdings, Inc.	11,141	329,551
Mercer International, Inc.	28,751	483,017
Merck & Co., Inc.	46,021	3,264,730
Merit Medical Systems, Inc. (e)	5,184	318,557
Michael Kors Holdings Ltd. (e)	8,911	610,938
Micron Technology, Inc. (e)	26,029	1,177,292
Microsoft Corp.	89,287	10,211,754
MKS Instruments, Inc.	3,604	288,861
Mondelez International, Inc., Class A	31,240	1,342,070
Morgan Stanley	27,121	1,263,025
NetApp, Inc.	9,089	780,654
Netflix, Inc. (e)	6,395	2,392,561
New Residential Investment Corp. REIT	11,975	213,395
Nexeo Solutions, Inc. (e)	66,895	819,464
Norfolk Southern Corp.	6,245	1,127,222
Northern Trust Corp.	7,346	750,247
Northrop Grumman Corp.	3,419	1,085,088
NVIDIA Corp.	8,266	2,322,911
O’Reilly Automotive, Inc. (e)	2,515	873,510
Occidental Petroleum Corp.	20,984	1,724,255
ON Semiconductor Corp. (e)	26,125	481,484
Oracle Corp.	46,361	2,390,373
Oshkosh Corp.	2,390	170,264
Owens Corning	7,416	402,466
PACCAR, Inc.	12,426	847,329
PBF Energy, Inc., Class A	5,756	287,282
Penn Virginia Corp. (e)	3,620	291,555
PepsiCo, Inc.	21,151	2,364,682
PerkinElmer, Inc.	2,530	246,093
Pfizer, Inc.	93,335	4,113,273
PG&E Corp.	12,088	556,169
Phillips 66	8,009	902,774
Polaris Industries, Inc.	5,796	585,106
Procter & Gamble Co.	29,005	2,414,086
Progressive Corp.	14,867	1,056,152
Prudential Financial, Inc.	10,359	1,049,574
PulteGroup, Inc.	27,088	670,970
PVH Corp.	5,637	813,983
Quest Diagnostics, Inc.	5,828	628,899
RadNet, Inc. (e)	40,900	615,545
Ready Capital Corp.	12,764	212,521
Reinsurance Group of America, Inc.	9,014	1,303,064
Reliance Steel & Aluminum Co.	2,302	196,338
Robert Half International, Inc.	8,133	572,401
Ross Stores, Inc.	15,219	1,508,203
Royal Caribbean Cruises Ltd.	4,297	558,352
Rudolph Technologies, Inc. (e)	8,644	211,346
SCANA Corp.	15,130	588,406
Schweitzer-Mauduit International, Inc.	7,172	274,759
Seagate Technology PLC	12,301	582,452
SMART Global Holdings, Inc. (e)	5,161	148,327

	Shares	Value
SP Plus Corp. (e)	8,617	$314,520
SS&C Technologies Holdings, Inc.	22,168	1,259,807
State Street Corp.	9,326	781,332
STERIS PLC	4,629	529,558
Stoneridge, Inc. (e)	13,107	389,540
Synovus Financial Corp.	5,577	255,371
T Rowe Price Group, Inc.	7,380	805,748
Target Corp.	15,986	1,410,125
TE Connectivity Ltd.	9,623	846,150
Teleflex, Inc.	2,113	562,248
Texas Instruments, Inc.	25,440	2,729,458
Thermo Fisher Scientific, Inc.	8,831	2,155,470
Tiffany & Co.	5,614	724,038
Toll Brothers, Inc.	9,489	313,422
Total System Services, Inc.	7,569	747,363
Tower International, Inc.	9,675	292,669
TransUnion	10,900	802,022
Triton International Ltd.	6,012	200,019
Tyson Foods, Inc., Class A	19,617	1,167,800
Union Pacific Corp.	12,433	2,024,465
UnitedHealth Group, Inc.	14,619	3,889,239
Unum Group	17,059	666,495
Valero Energy Corp.	8,016	911,820
Verizon Communications, Inc.	66,666	3,559,298
Verso Corp., Class A (e)	11,270	379,461
VF Corp.	17,081	1,596,219
Viacom, Inc.	21,432	723,544
Virtu Financial, Inc., Class A	10,169	207,956
Visa, Inc., Class A	26,486	3,975,284
Vishay Intertechnology, Inc.	14,755	300,264
Vistra Energy Corp. (e)	48,494	1,206,531
Walgreens Boots Alliance, Inc.	20,435	1,489,711
Walmart, Inc.	25,435	2,388,601
WellCare Health Plans, Inc. (e)	1,309	419,521
Wells Fargo & Co.	31,127	1,636,035
Western Digital Corp.	5,293	309,852
Willscot Corp. (e)	20,237	347,065
Xcerra Corp. (e)	26,884	383,635
Xenia Hotels & Resorts, Inc. REIT	9,499	225,126
Zebra Technologies Corp., Class A (e)	2,226	393,624
Zoetis, Inc.	11,714	1,072,534
Zumiez, Inc. (e)	11,455	301,839

		293,560,757

Total Common Stock (cost—$463,867,368)		518,772,183

Exchange-Traded Funds—0.5%
iShares Core MSCI EAFE	12,387	793,759
iShares Core MSCI Emerging Markets	10,188	527,535
iShares Core S&P 500	3,617	1,058,804

Total Exchange-Traded Funds (cost—$2,357,855)		2,380,098

Preferred Stock—0.3%
Germany—0.1%
Sixt SE	5,631	448,137

Korea (Republic of)—0.2%
Samsung Electronics Co., Ltd.	37,695	1,285,673

Total Preferred Stock (cost—$1,270,696)		1,733,810

130	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

	Principal Amount (000s)	Value
Repurchase Agreements—0.0%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $135,005; collateralized by U.S. Treasury Notes, 2.00%, due 11/30/20, valued at $138,397 including accrued interest
(cost—$135,000)	$135	$135,000

Total Investments (cost—$467,630,919) (b)—99.7%		523,021,091

Other assets less liabilities (f)—0.3%		1,787,687

Net Assets—100.0%		$524,808,778

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $4,078,795, representing 0.8% of net assets.

(b) Securities with an aggregate value of $187,720,259, representing 35.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $3,579,507, representing 0.7% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Depreciation
Long position contracts:
Mini MSCI Emerging Markets Index	13	12/21/18	$1		$682	$(4,709)
MSCI EAFE Index	7	12/21/18	—	(h)	692	(9,396)

						$(14,105)

(g) At September 30, 2018, the Fund pledged $366,436 in cash as collateral for futures contracts.

(h) Notional amount rounds to less than 500.

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australasia and Far East

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	9.2%
Oil, Gas & Consumable Fuels	5.9%
Pharmaceuticals	4.7%
Insurance	4.4%
Technology Hardware, Storage & Peripherals	4.0%
Software	3.7%
Semiconductors & Semiconductor Equipment	3.6%
Healthcare Providers & Services	3.1%
Healthcare Equipment & Supplies	2.9%
Internet & Direct Marketing Retail	2.8%
Interactive Media & Services	2.7%
Food & Staples Retailing	2.4%
Metals & Mining	2.4%
Diversified Telecommunication Services	2.4%
Automobiles	2.3%
IT Services	2.3%
Food Products	2.1%
Specialty Retail	1.9%
Electric Utilities	1.9%
Chemicals	1.7%
Machinery	1.7%
Trading Companies & Distributors	1.7%
Electronic Equipment, Instruments & Components	1.6%
Textiles, Apparel & Luxury Goods	1.6%
Capital Markets	1.5%
Beverages	1.4%
Auto Components	1.4%
Life Sciences Tools & Services	1.3%
Hotels, Restaurants & Leisure	1.2%
Household Durables	1.2%
Real Estate Management & Development	1.2%

Construction & Engineering	1.1%
Media	1.1%
Personal Products	1.1%
Aerospace & Defense	1.0%
Multi-Line Retail	0.9%
Road & Rail	0.9%
Wireless Telecommunication Services	0.8%
Industrial Conglomerates	0.8%
Equity Real Estate Investment Trusts (REITs)	0.8%
Multi-Utilities	0.8%
Electrical Equipment	0.7%
Communications Equipment	0.7%
Paper & Forest Products	0.6%
Independent Power Producers & Energy Traders	0.6%
Airlines	0.6%
Biotechnology	0.5%
Household Products	0.5%
Exchange-Traded Funds	0.5%
Tobacco	0.4%
Transportation Infrastructure	0.4%
Commercial Services & Supplies	0.4%
Consumer Finance	0.4%
Leisure Equipment & Products	0.3%
Professional Services	0.3%
Air Freight & Logistics	0.3%
Diversified Financial Services	0.3%
Construction Materials	0.2%
Building Products	0.2%
Thrifts & Mortgage Finance	0.1%
Commercial Services	0.1%
Energy Equipment & Services	0.1%
Mortgage Real Estate Investment Trusts (REITs)	0.0%
Advertising	0.0%
Repurchase Agreements	0.0%
Other assets less liabilities	0.3%

100.0%

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	131

Schedule of Investments

September 30, 2018

AllianzGI Best Styles International Equity Fund

	Shares	Value
Common Stock—97.3%
Australia—2.6%
Alumina Ltd.	22,152	$44,345
Aristocrat Leisure Ltd.	3,501	71,900
Australian Pharmaceutical Industries Ltd.	36,421	45,393
Caltex Australia Ltd.	1,924	41,566
Crown Resorts Ltd.	3,011	29,778
CSR Ltd.	5,947	16,201
GrainCorp Ltd., Class A	2,617	14,942
Macquarie Group Ltd.	1,173	106,706
Metcash Ltd.	11,047	23,935
Orora Ltd.	20,131	48,279
OZ Minerals Ltd.	1,444	9,734
Qantas Airways Ltd.	19,559	83,365
Saracen Mineral Holdings Ltd. (e)	9,428	12,718
Sims Metal Management Ltd.	4,351	39,770
South32 Ltd.	15,607	43,860
Treasury Wine Estates Ltd.	2,486	31,378

		663,870

Austria—1.2%
Erste Group Bank AG	1,828	75,892
Lenzing AG	117	12,226
Mayr Melnhof Karton AG	307	38,594
OMV AG	2,203	123,586
Telekom Austria AG (e)	282	2,184
voestalpine AG	1,245	56,872

		309,354

Belgium—0.5%
Euronav NV	2,702	23,335
KBC Group NV	235	17,474
UCB S.A.	947	85,101

		125,910

Brazil—0.3%
Banco Santander Brasil S.A. ADR	3,762	33,143
Vale S.A.	2,597	38,468

		71,611

Canada—0.4%
Canfor Corp. (e)	731	13,628
Toronto-Dominion Bank	1,411	85,789

		99,417

China—0.6%
Agricultural Bank of China Ltd., Class H	98,000	48,061
China Mengniu Dairy Co., Ltd. (e)	9,000	29,920
China Petroleum & Chemical Corp. ADR	363	36,460
China Resources Beer Holdings Co., Ltd.	6,000	24,061
Kingboard Chemical Holdings Ltd.	3,000	9,765

		148,267

Denmark—1.0%
Alm Brand A/S	7,920	67,657
Danske Bank A/S	3,914	102,596
Dfds A/S (e)	299	14,788
Rockwool International A/S, Class B	41	17,543
Schouw & Co. A/S	250	20,734
Topdanmark A/S	474	21,664

		244,982

	Shares	Value
Finland—0.7%
Cramo Oyj	530	$11,957
Nokia Oyj	2,033	11,296
UPM-Kymmene Oyj	3,961	155,346

		178,599

France—11.1%
Aeroports de Paris	148	33,322
Airbus SE	216	27,107
Alten S.A.	543	55,860
Amundi S.A. (a)	795	59,536
ArcelorMittal	2,474	76,736
Arkema S.A.	122	15,119
Atos SE	618	73,534
AXA S.A.	1,642	43,999
BNP Paribas S.A.	4,533	277,586
Bouygues S.A.	2,769	119,788
Casino Guichard Perrachon S.A.	963	40,529
Christian Dior SE	145	62,153
Cie de Saint-Gobain	1,633	70,384
Dassault Aviation S.A.	18	33,313
Eiffage S.A.	635	70,936
Engie S.A.	9,458	139,243
Faurecia S.A.	992	59,659
ICADE REIT	406	37,522
Ipsen S.A.	192	32,324
Kaufman & Broad S.A.	340	15,956
LVMH Moet Hennessy Louis Vuitton SE	172	60,780
Orange S.A.	4,509	71,745
Peugeot S.A.	6,736	181,708
Rubis SCA	309	16,736
Safran S.A.	1,004	140,584
Sanofi	3,845	343,540
SCOR SE	328	15,207
Societe Generale S.A.	4,740	203,537
STMicroelectronics NV	2,618	47,916
Total S.A.	2,114	137,454
Ubisoft Entertainment S.A. (e)	1,039	112,192
Veolia Environnement S.A.	2,116	42,224
Vinci S.A.	1,312	124,823
Wendel S.A.	161	23,989

		2,867,041

Germany—5.1%
Adidas AG	217	53,069
BASF SE	783	69,478
Bayer AG	2,938	260,603
Bayerische Motoren Werke AG	1,238	111,532
Covestro AG (a)	1,644	133,077
Deutsche Lufthansa AG	2,983	73,214
Deutsche Post AG	3,400	120,885
Deutsche Telekom AG	2,814	45,302
E.ON SE	15,321	155,903
Kloeckner & Co. SE	1,902	21,962
Linde AG	148	30,567
Merck KGaA	1,003	103,631
Rheinmetall AG	278	29,059
Siltronic AG	454	55,520
Wuestenrot & Wuerttembergische AG	2,698	61,483

		1,325,285

Greece—0.5%
Hellenic Petroleum S.A.	8,372	73,027
Mytilineos Holdings S.A.	5,418	53,796

		126,823

	Shares	Value
Hong Kong—3.6%
AIA Group Ltd.	29,000	$258,591
BOC Hong Kong Holdings Ltd.	16,500	78,314
CK Asset Holdings Ltd.	19,000	142,428
CK Hutchison Holdings Ltd.	12,420	142,963
Henderson Land Development Co., Ltd.	6,600	33,146
Hongkong Land Holdings Ltd.	4,000	26,493
I-CABLE Communications Ltd. (e)	2,808	63
Jardine Matheson Holdings Ltd.	500	31,369
Kerry Properties Ltd.	3,000	10,187
Man Wah Holdings Ltd.	70,800	42,383
Shun Tak Holdings Ltd.	112,000	39,055
Sino Land Co., Ltd.	8,000	13,706
WH Group Ltd. (a)	109,500	76,875
Wheelock & Co., Ltd.	3,000	18,036
Xinyi Glass Holdings Ltd.	8,000	10,086

		923,695

Hungary—0.1%
OTP Bank PLC	773	28,646

Ireland—0.3%
CRH PLC	2,085	68,233
Kingspan Group PLC	377	17,640

		85,873

Israel—0.2%
Israel Discount Bank Ltd., Class A	16,619	55,333

Italy—4.2%
A2A SpA	23,808	41,289
Assicurazioni Generali SpA	3,692	63,576
Enel SpA	40,959	209,363
Eni SpA	12,794	241,161
ERG SpA	544	11,070
EXOR NV	457	30,491
Fiat Chrysler Automobiles NV	9,372	163,907
Fiat Chrysler Automobiles NV	2,951	51,672
Fincantieri SpA (e)	23,774	38,492
Hera SpA	7,857	24,434
Intesa Sanpaolo SpA	26,648	67,897
Recordati SpA	1,298	43,890
Societa Cattolica di Assicurazioni SC	7,555	64,853
Telecom Italia SpA	39,550	21,217

		1,073,312

Japan—25.4%
Aeon Fantasy Co., Ltd.	200	7,452
AGC, Inc.	2,200	91,305
Aisin Seiki Co., Ltd.	1,500	73,079
Alfresa Holdings Corp.	2,900	77,679
ANA Holdings, Inc.	3,200	111,791
AOI Electronics Co., Ltd.	1,400	47,760
Aoyama Trading Co., Ltd.	300	9,214
Asahi Group Holdings Ltd.	1,400	60,742
Asahi Kasei Corp.	11,300	171,332
Astellas Pharma, Inc.	8,100	141,450
Bandai Namco Holdings, Inc.	500	19,425
Brother Industries Ltd.	1,200	23,694
Dai-ichi Life Holdings, Inc.	5,900	122,987
Daiwa House Industry Co., Ltd.	3,100	91,865
Denso Corp.	1,600	84,525
Disco Corp.	400	66,985
Doutor Nichires Holdings Co., Ltd.	500	9,285
Fancl Corp.	1,300	63,837

132	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

	Shares	Value
FUJIFILM Holdings Corp.	4,000	$179,956
H2O Retailing Corp.	800	13,161
Heiwado Co., Ltd.	1,700	45,653
Hitachi Ltd.	4,800	163,160
Hokuhoku Financial Group, Inc.	1,900	26,702
Honda Motor Co., Ltd.	3,900	117,453
Hosiden Corp.	3,200	31,342
Idemitsu Kosan Co., Ltd.	800	42,356
Japan Airlines Co., Ltd.	2,200	79,073
Kajima Corp.	3,500	50,892
Kamigumi Co., Ltd.	500	11,021
Kinden Corp.	3,500	56,045
Kirin Holdings Co., Ltd.	3,600	92,333
Komeri Co., Ltd.	300	7,012
Kurita Water Industries Ltd.	900	26,219
KYORIN Holdings, Inc.	1,300	26,866
Macnica Fuji Electronics Holdings, Inc.	700	12,363
Marubeni Corp.	17,500	160,048
Matsumotokiyoshi Holdings Co., Ltd.	1,000	41,008
Megmilk Snow Brand Co., Ltd.	1,500	38,561
MINEBEA MITSUMI, Inc.	3,000	54,377
Mitsubishi Chemical Holdings Corp.	14,600	139,730
Mitsubishi Corp.	8,100	249,502
Mitsubishi Gas Chemical Co., Inc.	2,100	44,705
Mitsubishi Tanabe Pharma Corp.	1,600	26,779
Mitsui & Co., Ltd.	10,500	186,592
Mizuho Financial Group, Inc.	102,500	178,637
Morinaga Milk Industry Co., Ltd.	1,600	43,467
NH Foods Ltd.	300	11,083
Nintendo Co., Ltd.	300	109,150
Nippon Electric Glass Co., Ltd.	2,400	75,446
Nippon Flour Mills Co., Ltd.	4,900	86,371
Nippon Telegraph & Telephone Corp.	2,600	117,339
Nippon Television Holdings, Inc.	2,700	46,771
Nishimatsu Construction Co., Ltd.	800	20,255
Nissan Motor Co., Ltd.	17,500	163,757
Nisshin Oillio Group Ltd.	2,000	58,696
Nisshin Seifun Group, Inc.	1,500	32,896
Nomura Holdings, Inc.	7,300	34,817
Obayashi Corp.	8,300	78,612
Okinawa Cellular Telephone Co.	1,800	65,112
Okumura Corp.	700	21,969
ORIX Corp.	5,900	95,531
Pola Orbis Holdings, Inc.	800	29,218
Prima Meat Packers Ltd.	1,400	33,012
Rohm Co., Ltd.	900	65,844
Seino Holdings Co., Ltd.	2,300	34,753
Sekisui Chemical Co., Ltd.	6,200	114,334
Shin-Etsu Chemical Co., Ltd.	800	70,727
Shindengen Electric Manufacturing Co., Ltd.	500	23,900
Shionogi & Co., Ltd.	1,800	117,665
Shiseido Co., Ltd.	800	61,958
SoftBank Group Corp.	700	69,930
Sojitz Corp.	12,000	43,302
Sompo Holdings, Inc.	3,400	144,870
Sony Corp.	3,700	224,914
Sumitomo Corp.	10,200	169,985
Sumitomo Electric Industries Ltd.	3,100	48,644
Sumitomo Forestry Co., Ltd.	400	6,954
Sushiro Global Holdings Ltd.	400	23,686
Taisei Corp.	2,000	91,167

	Shares	Value
Takeda Pharmaceutical Co., Ltd.	4,600	$196,687
THK Co., Ltd.	1,100	27,991
Tohoku Electric Power Co., Inc.	1,400	19,042
Tokyo Broadcasting System Holdings, Inc.	500	10,412
Tokyo Electron Ltd.	1,000	137,820
Toppan Printing Co., Ltd.	1,500	24,082
Toyoda Gosei Co., Ltd.	500	12,348
Toyota Motor Corp.	2,700	168,217
Tsumura & Co.	400	13,816
Ulvac, Inc.	700	26,275
USS Co., Ltd.	1,700	31,558
Valor Holdings Co., Ltd.	1,700	39,306
Warabeya Nichiyo Holdings Co., Ltd.	2,200	38,902

		6,558,544

Korea (Republic of)—1.3%
Asiana Airlines, Inc. (e)	3,147	12,385
Douzone Bizon Co., Ltd.	317	17,457
Industrial Bank of Korea	2,208	30,344
LG Electronics, Inc.	1,290	82,548
POSCO	138	36,632
Samsung Electronics Co., Ltd. GDR	70	73,343
SK Hynix, Inc.	472	31,227
SK Innovation Co., Ltd.	125	24,230
SK Telecom Co., Ltd.	140	35,495

		343,661

Malaysia—0.2%
CIMB Group Holdings Bhd.	26,100	37,893

Mexico—0.2%
Wal-Mart de Mexico S.A.B de C.V.	20,400	61,885

Netherlands—2.7%
Aalberts Industries NV	728	31,004
AerCap Holdings NV (e)	957	55,047
ASR Nederland NV	1,397	66,589
BE Semiconductor Industries NV	2,163	45,642
ING Groep NV	6,665	86,506
Koninklijke DSM NV	1,355	143,512
Koninklijke KPN NV	21,056	55,546
Koninklijke Philips NV	733	33,411
Unilever NV	3,357	186,733

		703,990

New Zealand—0.6%
Air New Zealand Ltd.	24,662	50,529
Fonterra Co-operative Group Ltd. UNIT	17,136	55,540
New Zealand Refining Co., Ltd.	29,024	49,454

		155,523

Norway—2.0%
Austevoll Seafood ASA	2,179	30,017
Equinor ASA	8,179	229,963
Grieg Seafood ASA	728	9,622
Norsk Hydro ASA	10,347	62,050
Orkla ASA	3,848	32,512
SpareBank 1 SR Bank ASA	5,431	66,054
Telenor ASA	4,383	85,712

		515,930

Portugal—0.3%
Galp Energia SGPS S.A.	4,474	88,710

Russian Federation—0.4%
Novolipetsk Steel PJSC GDR	2,884	77,622
X5 Retail Group NV GDR	1,425	32,241

		109,863

	Shares	Value
Singapore—1.9%
DBS Group Holdings Ltd.	8,800	$167,879
Oversea-Chinese Banking Corp., Ltd.	21,100	176,558
QAF Ltd.	64,800	35,546
Singapore Airlines Ltd.	2,300	16,383
UOL Group Ltd.	2,200	11,095
Venture Corp., Ltd.	6,100	78,658

		486,119

Spain—2.7%
Banco Santander S.A.	14,735	73,773
Banco Santander S.A.	3,591	18,057
Cia de Distribucion Integral Logista Holdings S.A.	839	21,555
CIE Automotive S.A.	1,985	61,936
Ence Energia y Celulosa S.A.	2,534	25,683
Endesa S.A.	1,812	39,084
Global Dominion Access S.A. (a)(e)	1,304	7,931
International Consolidated Airlines Group S.A.	13,235	113,779
International Consolidated Airlines Group S.A.	3,918	33,611
Mapfre S.A.	5,645	17,657
Melia Hotels International S.A.	3,837	42,885
Red Electrica Corp. S.A.	2,212	46,243
Repsol S.A.	10,342	205,881

		708,075

Sweden—2.0%
Boliden AB	933	25,948
Electrolux AB, Ser. B	3,258	71,771
Loomis AB, Class B	773	24,872
Nobina AB (a)	11,074	79,115
SAS AB (e)	5,875	14,180
Svenska Cellulosa AB SCA, Class B	8,431	95,349
Volvo AB, Class B	11,532	203,389

		514,624

Switzerland—6.8%
Adecco Group AG	1,894	99,562
Baloise Holding AG	785	119,626
Bobst Group S.A.	565	44,100
Flughafen Zurich AG	262	52,940
Lonza Group AG (e)	174	59,525
Nestle S.A.	3,167	263,610
Novartis AG	3,183	273,988
OC Oerlikon Corp. AG (e)	4,600	63,216
Pargesa Holding S.A.	325	26,112
Partners Group Holding AG	201	159,336
Roche Holding AG	879	212,556
Sunrise Communications Group AG (a)(e)	504	45,672
Swiss Life Holding AG (e)	238	90,243
Zurich Insurance Group AG	733	231,118

		1,741,604

Taiwan—1.1%
China Development Financial Holding Corp.	101,000	37,684
Compeq Manufacturing Co., Ltd.	18,000	14,197
Formosa Chemicals & Fibre Corp.	22,000	92,194
Formosa Plastics Corp.	17,000	65,123
HannStar Display Corp.	140,000	34,518
Mitac Holdings Corp. (e)	19,545	18,187
Nan Ya Plastics Corp.	8,000	22,211

		284,114

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	133

Schedule of Investments

September 30, 2018

	Shares	Value
Thailand—0.2%
Kiatnakin Bank PCL (c)(d)	10,900	$25,370
PTT PCL (c)(d)	19,800	33,240

		58,610

Turkey—0.1%
Pegasus Hava Tasimaciligi AS (e)	3,437	15,362

United Kingdom—17.0%
3i Group PLC	4,178	51,159
Anglo American PLC	4,078	91,229
AstraZeneca PLC	1,341	104,523
Barratt Developments PLC	5,353	39,532
Bellway PLC	1,534	60,205
Berkeley Group Holdings PLC	1,836	87,957
BP PLC	36,858	282,507
British American Tobacco PLC	1,239	57,763
Carnival PLC	2,228	138,237
Centrica PLC	26,952	54,415
Coca-Cola HBC AG (e)	3,598	122,581
Compass Group PLC	6,519	144,939
Computacenter PLC	727	11,988
Dart Group PLC	4,276	51,971
Direct Line Insurance Group PLC	21,725	91,697
Dixons Carphone PLC	12,009	26,473
Electrocomponents PLC	9,945	93,036
Experian PLC	3,509	90,041
Firstgroup PLC (e)	9,880	11,700
Galliford Try PLC	943	12,402
Glencore PLC	34,894	150,417
Hansteen Holdings PLC REIT	12,829	16,220
Highland Gold Mining Ltd.	12,810	24,403
HSBC Holdings PLC	25,434	221,921
IG Group Holdings PLC	2,503	20,634
Inchcape PLC	1,905	16,588
Legal & General Group PLC	47,910	163,555
Lloyds Banking Group PLC	119,855	92,179
Man Group PLC	14,742	33,818
National Express Group PLC	16,032	81,535
OneSavings Bank PLC	10,539	55,777
Persimmon PLC	3,492	107,509
Plus500 Ltd.	1,827	31,609
Rio Tinto PLC	5,061	255,285
Royal Dutch Shell PLC, Class A	14,811	507,846
Royal Dutch Shell PLC, Class A	3,789	129,816
Royal Dutch Shell PLC, Class B	3,555	124,448
Smith & Nephew PLC	5,561	101,458
SSE PLC	3,128	46,713
Standard Life Aberdeen PLC	15,520	61,841
Tate & Lyle PLC	2,467	21,938
Taylor Wimpey PLC	33,958	75,903
TESCO PLC	54,945	171,786
TUI AG	5,963	114,386
TUI AG	1,015	19,504
Vodafone Group PLC	28,417	60,887
WPP PLC	4,483	65,652

		4,397,983

Total Common Stock (cost—$23,785,434)		25,110,508

Exchange-Traded Funds—1.5%
iShares Core MSCI EAFE (cost—$388,245)	5,898	377,944

	Shares	Value
Preferred Stock—0.5%
Germany—0.5%
Porsche Automobil Holding SE	574	$38,640
Volkswagen AG	517	90,792

Total Preferred Stock (cost—$119,658)		129,432

	Principal Amount (000s)
Repurchase Agreements—0.4%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $112,004; collateralized by U.S. Treasury Notes, 2.00%, due 11/30/20, valued at $118,626 including accrued interest
(cost—$112,000)	$112	112,000

Total Investments (cost—$24,405,337) (b)—99.7%		25,729,884

Other assets less liabilities—0.3%		70,338

Net Assets—100.0%		$25,800,222

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $402,206, representing 1.6% of net assets.

(b) Securities with an aggregate value of $24,591,973, representing 95.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $58,610, representing 0.2% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australasia, and Far East

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	9.3%
Banks	9.0%
Pharmaceuticals	7.7%
Insurance	6.4%
Automobiles	4.1%
Metals & Mining	4.1%
Chemicals	3.9%
Food Products	3.6%
Household Durables	3.6%
Trading Companies & Distributors	3.5%
Airlines	2.5%
Construction & Engineering	2.5%
Hotels, Restaurants & Leisure	2.3%
Semiconductors & Semiconductor Equipment	2.1%
Electronic Equipment, Instruments & Components	2.0%
Machinery	1.9%
Capital Markets	1.8%
Multi-Utilities	1.8%
Food & Staples Retailing	1.8%
Diversified Telecommunication Services	1.7%
Exchange-Traded Funds	1.5%
Electric Utilities	1.4%
Auto Components	1.4%
Real Estate Management & Development	1.3%
Personal Products	1.3%
Beverages	1.3%
Industrial Conglomerates	1.1%
Technology Hardware, Storage & Peripherals	1.1%
Diversified Financial Services	1.0%
Software	0.9%
Wireless Telecommunication Services	0.9%
Road & Rail	0.8%
Aerospace & Defense	0.8%
Building Products	0.8%
Paper & Forest Products	0.8%
Professional Services	0.7%
Textiles, Apparel & Luxury Goods	0.7%
IT Services	0.6%
Air Freight & Logistics	0.5%
Healthcare Equipment & Supplies	0.5%
Healthcare Providers & Services	0.5%
Media	0.5%
Transportation Infrastructure	0.4%
Household Products	0.4%
Containers & Packaging	0.3%
Construction Materials	0.3%
Specialty Retail	0.3%
Life Sciences Tools & Services	0.2%
Tobacco	0.2%
Thrifts & Mortgage Finance	0.2%
Equity Real Estate Investment Trusts (REITs)	0.2%
Commercial Services & Supplies	0.2%
Auto Manufacturers	0.1%
Leisure Equipment & Products	0.1%
Gas Utilities	0.1%
Distributors	0.1%
Marine	0.1%
Multi-Line Retail	0.1%
Communications Equipment	0.0%
Independent Power Producers & Energy Traders	0.0%
Repurchase Agreements	0.4%
Other assets less liabilities	0.3%

100.0%

134	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

AllianzGI Best Styles U.S. Equity Fund

	Shares	Value
Common Stock—98.7%
Aerospace & Defense—2.0%
Boeing Co.	3,453	$1,284,171
Huntington Ingalls Industries, Inc.	920	235,594
Northrop Grumman Corp.	1,512	479,863

		1,999,628

Air Freight & Logistics—0.4%
Atlas Air Worldwide Holdings, Inc. (a)	704	44,880
FedEx Corp.	1,566	377,077

		421,957

Airlines—0.6%
Allegiant Travel Co.	771	97,763
Delta Air Lines, Inc.	6,524	377,283
SkyWest, Inc.	1,747	102,898
WestJet Airlines Ltd.	679	10,782

		588,726

Auto Components—0.4%
Lear Corp.	1,532	222,140
Magna International, Inc.	3,274	171,982

		394,122

Automobiles—0.5%
General Motors Co.	15,892	535,084

Banks—5.1%
Bank of America Corp.	41,627	1,226,331
Bank of Nova Scotia	2,755	164,214
Bank of NT Butterfield & Son Ltd.	846	43,874
Cadence BanCorp	7,455	194,725
Citizens Financial Group, Inc.	9,278	357,852
Comerica, Inc.	4,602	415,100
Cullen/Frost Bankers, Inc.	2,118	221,204
JPMorgan Chase & Co.	11,009	1,242,256
Laurentian Bank of Canada	2,195	72,393
Regions Financial Corp.	21,240	389,754
Synovus Financial Corp.	4,764	218,144
Umpqua Holdings Corp.	9,747	202,738
Wells Fargo & Co.	6,157	323,612

		5,072,197

Beverages—1.3%
Coca-Cola Co.	711	32,841
Constellation Brands, Inc., Class A	2,268	489,026
Keurig Dr Pepper, Inc.	4,431	102,666
PepsiCo, Inc.	6,138	686,229

		1,310,762

Biotechnology—2.7%
AbbVie, Inc.	10,465	989,780
Amgen, Inc.	4,806	996,236
Biogen, Inc. (a)	87	30,738
Gilead Sciences, Inc.	8,464	653,505
Myriad Genetics, Inc. (a)	277	12,742

		2,683,001

Capital Markets—2.0%
Apollo Investment Corp.	9,727	52,915
Bank of New York Mellon Corp.	5,189	264,587
BlackRock, Inc.	704	331,816
E*TRADE Financial Corp. (a)	5,753	301,400
Interactive Brokers Group, Inc., Class A	1,693	93,640
Morgan Stanley	9,953	463,511
S&P Global, Inc.	881	172,139
T Rowe Price Group, Inc.	2,892	315,748

		1,995,756

	Shares	Value
Chemicals—1.4%
Air Products & Chemicals, Inc.	2,764	$461,726
Celanese Corp.	914	104,196
Eastman Chemical Co.	1,500	143,580
Huntsman Corp.	1,674	45,583
LyondellBasell Industries NV, Class A	4,277	438,435
Trinseo S.A.	270	21,141
Westlake Chemical Corp.	2,427	201,708

		1,416,369

Commercial Services & Supplies—0.9%
Brady Corp., Class A	666	29,137
Copart, Inc. (a)	4,749	244,716
KAR Auction Services, Inc.	4,114	245,565
McGrath RentCorp	688	37,475
Transcontinental, Inc., Class A	2,489	44,128
Waste Management, Inc.	3,288	297,104

		898,125

Communications Equipment—1.7%
Cisco Systems, Inc.	29,193	1,420,240
Juniper Networks, Inc.	10,225	306,443

		1,726,683

Construction & Engineering—0.0%
WSP Global, Inc.	278	15,214

Consumer Finance—1.2%
Capital One Financial Corp.	4,623	438,861
Discover Financial Services	5,098	389,742
Green Dot Corp., Class A (a)	1,524	135,362
Santander Consumer USA Holdings, Inc.	11,645	233,366
World Acceptance Corp. (a)	119	13,609

		1,210,940

Containers & Packaging—0.3%
CCL Industries, Inc., Class B	1,683	75,860
Graphic Packaging Holding Co.	14,624	204,882

		280,742

Diversified Consumer Services—0.1%
H&R Block, Inc.	4,003	103,077

Diversified Financial Services—1.3%
Berkshire Hathaway, Inc., Class B (a)	5,446	1,166,043
Jefferies Financial Group, Inc.	4,040	88,718

		1,254,761

Diversified Telecommunication Services—2.8%
AT&T, Inc.	48,282	1,621,310
CenturyLink, Inc.	2,102	44,562
Verizon Communications, Inc.	21,474	1,146,497

		2,812,369

Electric Utilities—2.8%
American Electric Power Co., Inc.	6,366	451,222
Duke Energy Corp.	4,010	320,880
Emera, Inc.	744	23,132
Entergy Corp.	4,068	330,037
Exelon Corp.	11,361	496,021
NextEra Energy, Inc.	3,623	607,215
PG&E Corp.	4,472	205,757
Portland General Electric Co.	2,014	91,859
PPL Corp.	9,555	279,579

		2,805,702

Electrical Equipment—0.4%
AMETEK, Inc.	3,299	261,017
Regal Beloit Corp.	1,222	100,754

		361,771

	Shares	Value
Electronic Equipment, Instruments & Components—0.2%
Arrow Electronics, Inc. (a)	2,161	$159,309

Energy Equipment & Services—0.0%
Nordic American Offshore Ltd.	282	274

Equity Real Estate Investment Trusts (REITs)—1.7%
Apple Hospitality REIT, Inc.	4,679	81,836
Brixmor Property Group, Inc.	6,517	114,113
Canadian Apartment Properties	1,118	41,279
CubeSmart	4,451	126,987
Dream Global Real Estate Investment Trust	4,708	54,127
Extra Space Storage, Inc.	3,059	265,032
Gaming and Leisure Properties, Inc.	6,045	213,086
Hospitality Properties Trust	3,355	96,758
LaSalle Hotel Properties	3,229	111,691
Life Storage, Inc.	2,142	203,833
Monmouth Real Estate Investment Corp.	948	15,851
National Storage Affiliates Trust	2,620	66,653
Ramco-Gershenson Properties Trust	2,742	37,291
Spirit Realty Capital, Inc.	13,834	111,502
STORE Capital Corp.	2,936	81,591
Xenia Hotels & Resorts, Inc.	2,452	58,112

		1,679,742

Food & Staples Retailing—2.4%
Costco Wholesale Corp.	2,612	613,507
CVS Health Corp.	7,759	610,789
Empire Co., Ltd.	3,515	64,060
George Weston Ltd.	657	49,731
Kroger Co.	12,395	360,818
SpartanNash Co.	531	10,652
Walmart, Inc.	7,463	700,850

		2,410,407

Food Products—0.9%
Archer-Daniels-Midland Co.	8,320	418,247
Kraft Heinz Co.	2,936	161,803
Tyson Foods, Inc., Class A	6,010	357,775

		937,825

Gas Utilities—0.3%
Atmos Energy Corp.	2,650	248,861

Healthcare Equipment & Supplies—2.8%
Abbott Laboratories	12,623	926,023
Align Technology, Inc. (a)	998	390,438
CONMED Corp.	738	58,464
Cutera, Inc. (a)	1,108	36,065
Danaher Corp.	3,760	408,562
IntriCon Corp. (a)	777	43,667
Medtronic PLC	7,119	700,296
Merit Medical Systems, Inc. (a)	335	20,586
STERIS PLC	2,099	240,126

		2,824,227

Healthcare Providers & Services—5.8%
Aetna, Inc.	808	163,903
AmerisourceBergen Corp.	3,999	368,788
Anthem, Inc.	2,433	666,764
BioTelemetry, Inc. (a)	396	25,522
Cardinal Health, Inc.	6,880	371,520
Centene Corp. (a)	3,180	460,400
Chemed Corp.	659	210,603
Cigna Corp.	1,299	270,517

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	135

Schedule of Investments

September 30, 2018

	Shares	Value
Encompass Health Corp.	2,571	$200,409
Express Scripts Holding Co. (a)	3,805	361,513
Humana, Inc.	1,258	425,858
Laboratory Corp. of America Holdings (a)	598	103,861
Patterson Cos., Inc.	9,387	229,512
Quest Diagnostics, Inc.	3,171	342,183
UnitedHealth Group, Inc.	5,765	1,533,721
Universal Health Services, Inc., Class B	728	93,067

		5,828,141

Hotels, Restaurants & Leisure—0.9%
BJ’s Restaurants, Inc.	2,105	151,981
Brinker International, Inc.	897	41,917
Carnival Corp.	1,932	123,204
Restaurant Brands International, Inc.	4,616	273,636
Royal Caribbean Cruises Ltd.	2,327	302,370

		893,108

Household Products—0.5%
Procter & Gamble Co.	5,789	481,818

Independent Power Producers & Energy Traders—0.2%
AES Corp.	15,501	217,014
Capital Power Corp.	1,368	30,195

		247,209

Insurance—3.3%
Aflac, Inc.	10,168	478,608
Allstate Corp.	3,846	379,600
American Equity Investment Life Holding Co.	3,559	125,846
AmTrust Financial Services, Inc.	2,020	29,330
CNA Financial Corp.	1,356	61,901
Fairfax Financial Holdings Ltd.	235	127,673
Loews Corp.	6,479	325,440
Manulife Financial Corp.	1,521	27,190
Old Republic International Corp.	8,540	191,125
Power Corp. of Canada	3,728	80,988
Principal Financial Group, Inc.	5,411	317,031
Progressive Corp.	7,206	511,914
Prudential Financial, Inc.	4,913	497,785
Torchmark Corp.	290	25,140
Universal Insurance Holdings, Inc.	3,359	163,080

		3,342,651

Interactive Media & Services—3.7%
Alphabet, Inc., Class A (a)	982	1,185,353
Alphabet, Inc., Class C (a)	1,055	1,259,111
Facebook, Inc., Class A (a)	7,470	1,228,516

		3,672,980

Internet & Direct Marketing Retail—4.2%
Amazon.com, Inc. (a)	1,809	3,623,427
Netflix, Inc. (a)	1,477	552,590

		4,176,017

IT Services—3.9%
Amdocs Ltd.	1,498	98,838
Black Knight, Inc. (a)	2,360	122,602
Broadridge Financial Solutions, Inc.	1,206	159,132
CACI International, Inc., Class A (a)	838	154,318
DXC Technology Co.	2,408	225,196
International Business Machines Corp.	2,747	415,374
Mastercard, Inc., Class A	4,748	1,056,952
PayPal Holdings, Inc. (a)	10,330	907,387
Visa, Inc., Class A	5,149	772,813

		3,912,612

	Shares	Value
Life Sciences Tools & Services—0.0%
PerkinElmer, Inc.	474	$46,106

Machinery—1.0%
American Railcar Industries, Inc.	1,061	48,912
Caterpillar, Inc.	1,728	263,503
Ingersoll-Rand PLC	3,898	398,765
PACCAR, Inc.	4,882	332,904

		1,044,084

Media—1.2%
Cogeco Communications, Inc.	593	29,704
Comcast Corp., Class A	25,882	916,482
Walt Disney Co.	2,043	238,908

		1,185,094

Metals & Mining—0.7%
IAMGOLD Corp. (a)	3,004	11,047
Nucor Corp.	6,046	383,619
OceanaGold Corp.	9,229	27,866
Reliance Steel & Aluminum Co.	1,622	138,340
Teck Resources Ltd., Class B	5,067	122,120

		682,992

Mortgage Real Estate Investment Trusts (REITs)—1.4%
AGNC Investment Corp.	11,752	218,940
Annaly Capital Management, Inc.	26,393	269,996
Anworth Mortgage Asset Corp.	5,962	27,604
Arbor Realty Trust, Inc.	7,055	80,991
ARMOUR Residential REIT, Inc.	8,739	196,191
Chimera Investment Corp.	6,470	117,301
Invesco Mortgage Capital, Inc.	2,674	42,303
Ladder Capital Corp.	3,838	65,016
MFA Financial, Inc.	27,464	201,860
New York Mortgage Trust, Inc.	2,737	16,641
Two Harbors Investment Corp.	13,594	202,958

		1,439,801

Multi-Line Retail—1.1%
Kohl’s Corp.	3,617	269,647
Macy’s, Inc.	6,826	237,067
Target Corp.	6,220	548,666

		1,055,380

Multi-Utilities—1.6%
Algonquin Power & Utilities Corp.	3,997	41,342
Ameren Corp.	5,456	344,928
CenterPoint Energy, Inc.	10,261	283,717
MDU Resources Group, Inc.	3,741	96,106
NorthWestern Corp.	2,109	123,714
Public Service Enterprise Group, Inc.	5,468	288,656
Vectren Corp.	1,367	97,727
WEC Energy Group, Inc.	5,542	369,984

		1,646,174

Oil, Gas & Consumable Fuels—4.4%
ARC Resources Ltd.	5,019	55,955
Canadian Natural Resources Ltd.	3,103	101,379
Chevron Corp.	2,480	303,254
EOG Resources, Inc.	3,273	417,537
Exxon Mobil Corp.	9,785	831,921
Husky Energy, Inc.	2,042	35,855
Marathon Petroleum Corp.	8,154	652,075
Occidental Petroleum Corp.	7,829	643,309
Suncor Energy, Inc.	10,308	398,865
Valero Energy Corp.	6,813	774,979
WildHorse Resource Development Corp. (a)	6,064	143,353

		4,358,482

	Shares	Value
Paper & Forest Products—0.3%
Domtar Corp.	1,908	$99,540
Louisiana-Pacific Corp.	7,154	189,510

		289,050

Personal Products—0.5%
Estee Lauder Cos., Inc., Class A	3,421	497,140

Pharmaceuticals—4.4%
Allergan PLC	2,028	386,294
Bausch Health Cos., Inc. (a)	2,492	63,995
Johnson & Johnson	12,023	1,661,218
Merck & Co., Inc.	4,378	310,575
Pfizer, Inc.	36,678	1,616,400
Zoetis, Inc.	3,997	365,965

		4,404,447

Professional Services—0.3%
FTI Consulting, Inc. (a)	1,979	144,843
Insperity, Inc.	1,365	161,002
Navigant Consulting, Inc.	436	10,054

		315,899

Real Estate Management & Development—0.1%
Jones Lang LaSalle, Inc.	413	59,604

Road & Rail—1.7%
Avis Budget Group, Inc. (a)	6,010	193,161
Hertz Global Holdings, Inc. (a)	10,723	175,107
Kansas City Southern	2,042	231,318
Ryder System, Inc.	2,631	192,247
Union Pacific Corp.	5,862	954,509

		1,746,342

Semiconductors & Semiconductor Equipment—4.0%
Applied Materials, Inc.	2,211	85,455
Cabot Microelectronics Corp.	1,235	127,415
Cirrus Logic, Inc. (a)	319	12,313
Intel Corp.	17,948	848,761
KLA-Tencor Corp.	3,260	331,575
Lam Research Corp.	2,429	368,479
Micron Technology, Inc. (a)	6,504	294,176
NVIDIA Corp.	3,137	881,560
ON Semiconductor Corp. (a)	11,289	208,056
Rudolph Technologies, Inc. (a)	1,092	26,699
Texas Instruments, Inc.	6,802	729,787
Xcerra Corp. (a)	4,552	64,957

		3,979,233

Software—7.1%
Adobe Systems, Inc. (a)	3,692	996,655
Alteryx, Inc., Class A (a)	2,088	119,455
Dell Technologies, Inc., Class V (a)	3,309	321,370
Intuit, Inc.	1,339	304,489
Microsoft Corp.	35,481	4,057,962
Oracle Corp.	11,092	571,904
Salesforce.com, Inc. (a)	2,243	356,704
Take-Two Interactive Software, Inc. (a)	2,577	355,600

		7,084,139

Specialty Retail—2.5%
American Eagle Outfitters, Inc.	2,536	62,969
Buckle, Inc.	2,945	67,882
Burlington Stores, Inc. (a)	1,257	204,790
Home Depot, Inc.	5,620	1,164,183
MarineMax, Inc. (a)	2,087	44,349
O’Reilly Automotive, Inc. (a)	1,171	406,712
Ross Stores, Inc.	5,054	500,851
Tailored Brands, Inc.	1,982	49,927

		2,501,663

Technology Hardware, Storage & Peripherals—5.6%
Apple, Inc.	20,171	4,553,401
Hewlett Packard Enterprise Co.	23,723	386,922

136	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

	Shares	Value
HP, Inc.	20,219	$521,044
NetApp, Inc.	2,131	183,032

		5,644,399

Textiles, Apparel & Luxury Goods—0.5%
Deckers Outdoor Corp. (a)	1,611	191,032
PVH Corp.	1,927	278,259

		469,291

Thrifts & Mortgage Finance—0.1%
Genworth MI Canada, Inc.	2,481	81,807

Tobacco—0.5%
Altria Group, Inc.	4,981	300,404
British American Tobacco PLC ADR	4,476	208,716

		509,120

Trading Companies & Distributors—0.6%
Aircastle Ltd.	3,249	71,186
Finning International, Inc.	1,874	45,775
HD Supply Holdings, Inc. (a)	2,362	101,070
MSC Industrial Direct Co., Inc., Class A	1,371	120,799
United Rentals, Inc. (a)	464	75,910
WW Grainger, Inc.	440	157,260

		572,000

Wireless Telecommunication Services—0.4%
Rogers Communications, Inc., Class B	1,465	75,345
T-Mobile U.S., Inc. (a)	4,420	310,196

		385,541

Total Common Stock (cost—$81,946,164)		98,699,955

	Principal Amount (000s)
Repurchase Agreements—1.2%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $1,166,041; collateralized by U.S. Treasury Notes, 2.00%, due 9/30/20, valued at $1,192,286 including accrued interest
(cost—$1,166,000)	$1,166	1,166,000

Total Investments (cost—$83,112,164)—99.9%		99,865,955

Other assets less liabilities—0.1%		80,758

Net Assets—100.0%		$99,946,713

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

AllianzGI Convertible Fund

	Principal Amount (000s)	Value
Convertible Bonds & Notes—83.6%
Aerospace & Defense—0.4%
Aerojet Rocketdyne Holdings, Inc.,
2.25%, 12/15/23	$1,595	$2,280,523

Apparel & Textiles—0.2%
Iconix Brand Group, Inc.,
5.75%, 8/15/23	2,340	1,205,100

Auto Manufacturers—1.6%
Navistar International Corp.,
4.75%, 4/15/19	4,995	5,073,641
Tesla, Inc.,
0.25%, 3/1/19	1,825	1,813,955
2.375%, 3/15/22	1,875	1,917,375

		8,804,971

Biotechnology—7.6%
Alder Biopharmaceuticals, Inc.,
2.50%, 2/1/25	2,135	2,289,606
AMAG Pharmaceuticals, Inc.,
3.25%, 6/1/22	2,505	2,635,337
BioMarin Pharmaceutical, Inc.,
0.599%, 8/1/24	5,820	6,217,226
1.50%, 10/15/20	600	722,762
Exact Sciences Corp.,
1.00%, 1/15/25	3,535	4,376,772
Illumina, Inc.,
zero coupon, 8/15/23 (a)(b)	4,110	4,556,568
0.50%, 6/15/21	2,775	4,197,457
Intercept Pharmaceuticals, Inc.,
3.25%, 7/1/23	3,560	3,615,625
Ligand Pharmaceuticals, Inc. (a)(b),
0.75%, 5/15/23	4,350	5,305,991
Medicines Co.,
2.75%, 7/15/23	1,370	1,249,317
PTC Therapeutics, Inc.,
3.00%, 8/15/22	3,350	3,862,674
Retrophin, Inc.,
2.50%, 9/15/25	2,790	2,872,012

		41,901,347

Building Materials—0.5%
Patrick Industries, Inc. (a)(b),
1.00%, 2/1/23	3,085	2,923,281

Commercial Services—2.4%
Euronet Worldwide, Inc.,
1.50%, 10/1/44	3,870	5,398,921
Square, Inc. (a)(b),
0.50%, 5/15/23	5,465	7,754,922

		13,153,843

Computers—2.4%
Lumentum Holdings, Inc.,
0.25%, 3/15/24	2,880	3,461,838
Nutanix, Inc. (a)(b),
zero coupon, 1/15/23	2,520	2,794,887
Pure Storage, Inc. (a)(b),
0.125%, 4/15/23	3,810	4,422,846
Vocera Communications, Inc. (a)(b),
1.50%, 5/15/23	2,175	2,746,509

		13,426,080

Diversified Financial Services—0.5%
Encore Capital Europe Finance Ltd.,
4.50%, 9/1/23	1,860	1,907,575
Encore Capital Group, Inc.,
3.25%, 3/15/22	820	819,679

		2,727,254

	Principal Amount (000s)	Value
Electric Utilities—0.8%
NRG Energy, Inc. (a)(b),
2.75%, 6/1/48	$4,045	$4,268,438

Electronics—0.9%
II-VI, Inc.,
0.25%, 9/1/22	4,135	4,868,623

Energy-Alternate Sources—0.9%
NextEra Energy Partners L.P. (a)(b),
1.50%, 9/15/20	4,500	4,626,063

Engineering & Construction—0.5%
Dycom Industries, Inc.,
0.75%, 9/15/21	2,555	2,846,495

Entertainment—1.6%
Live Nation Entertainment, Inc. (a)(b),
2.50%, 3/15/23	5,445	5,896,875
Marriott Vacations Worldwide Corp.,
1.50%, 9/15/22	2,840	2,872,396

		8,769,271

Equity Real Estate Investment Trusts (REITs)—0.2%
Extra Space Storage L.P. (a)(b),
3.125%, 10/1/35	1,200	1,273,116

Healthcare-Products—3.6%
Insulet Corp. (a)(b),
1.375%, 11/15/24	5,280	6,688,472
NuVasive, Inc.,
2.25%, 3/15/21	3,345	4,246,056
Wright Medical Group NV,
2.25%, 11/15/21	450	651,158
Wright Medical Group, Inc. (a)(b),
1.625%, 6/15/23	7,837	8,321,914

		19,907,600

Healthcare-Services—2.0%
Anthem, Inc.,
2.75%, 10/15/42	1,885	7,124,175
Teladoc Health, Inc. (a)(b),
1.375%, 5/15/25	2,275	3,916,865

		11,041,040

Insurance—0.8%
AXA S.A. (a)(b),
7.25%, 5/15/21	4,230	4,544,408

Internet—9.2%
Altaba, Inc.,
zero coupon, 12/1/18	3,800	4,838,301
Booking Holdings, Inc.,
0.35%, 6/15/20	2,560	3,891,451
Ctrip.com International Ltd.,
1.00%, 7/1/20	3,165	3,105,036
Etsy, Inc. (a)(b),
zero coupon, 3/1/23	865	1,314,041
IAC FinanceCo., Inc. (a)(b),
0.875%, 10/1/22	2,775	4,131,331
Okta, Inc. (a)(b),
0.25%, 2/15/23	1,585	2,457,075
Palo Alto Networks, Inc.,
zero coupon, 7/1/19	500	1,018,718
0.75%, 7/1/23 (a)(b)	8,300	8,716,619
Q2 Holdings, Inc. (a)(b),
0.75%, 2/15/23	2,275	2,694,339
RingCentral, Inc. (a)(b),
zero coupon, 3/15/23	2,715	3,417,962
Twilio, Inc. (a)(b),
0.25%, 6/1/23	2,140	2,887,624

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	137

Schedule of Investments

September 30, 2018

	Principal Amount (000s)	Value
Twitter, Inc. (a)(b),
0.25%, 6/15/24	$3,530	$3,100,148
Wix.com Ltd. (a)(b),
zero coupon, 7/1/23	3,040	3,244,486
Zendesk, Inc. (a)(b),
0.25%, 3/15/23	3,220	4,064,162
Zillow Group, Inc.,
1.50%, 7/1/23	2,080	1,926,080

		50,807,373

Iron/Steel—1.1%
Allegheny Technologies, Inc.,
4.75%, 7/1/22	1,300	2,814,591
Cleveland-Cliffs, Inc.,
1.50%, 1/15/25	1,850	3,040,168

		5,854,759

IT Services—0.3%
GS Finance Corp. (Fidelity National Information Services, Inc.) (d)(f),
zero coupon, 6/5/23	1,565	1,866,247

Lodging—0.9%
Caesars Entertainment Corp.,
5.00%, 10/1/24	3,015	4,917,727

Machinery-Diversified—1.0%
Chart Industries, Inc. (a)(b),
1.00%, 11/15/24	3,895	5,560,307

Media—3.7%
DISH Network Corp.,
2.375%, 3/15/24	3,325	2,959,529
3.375%, 8/15/26	6,805	6,507,390
Liberty Media Corp.,
1.00%, 1/30/23	3,845	4,502,849
2.125%, 3/31/48 (a)(b)	6,690	6,622,177

		20,591,945

Oil, Gas & Consumable Fuels—3.1%
Ensco Jersey Finance Ltd.,
3.00%, 1/31/24	3,990	3,982,626
Oasis Petroleum, Inc.,
2.625%, 9/15/23	3,315	4,459,318
Oil States International, Inc. (a)(b),
1.50%, 2/15/23	2,865	3,044,017
Transocean, Inc.,
0.50%, 1/30/23	3,710	5,509,395

		16,995,356

Pharmaceuticals—6.8%
DexCom, Inc.,
0.75%, 5/15/22	3,155	4,854,756
Herbalife Nutrition Ltd. (a)(b),
2.625%, 3/15/24	4,395	4,721,786
Horizon Pharma Investment Ltd.,
2.50%, 3/15/22	5,550	5,603,574
Jazz Investments I Ltd.,
1.50%, 8/15/24	7,425	7,569,335
Neurocrine Biosciences, Inc.,
2.25%, 5/15/24	3,270	5,582,152
Sarepta Therapeutics, Inc. (a)(b),
1.50%, 11/15/24	2,525	5,826,437
Supernus Pharmaceuticals, Inc. (a)(b),
0.625%, 4/1/23	2,735	3,071,993

		37,230,033

Pipelines—1.2%
Cheniere Energy, Inc.,
4.25%, 3/15/45	8,180	6,602,274

Retail—1.0%
RH (a)(b),
zero coupon, 6/15/23	5,535	5,235,534

	Principal Amount (000s)	Value
Semiconductors—8.2%
Advanced Micro Devices, Inc.,
2.125%, 9/1/26	$840	$3,263,023
Cree, Inc. (a)(b),
0.875%, 9/1/23	3,865	3,555,657
Cypress Semiconductor Corp. (a)(b),
2.00%, 2/1/23	3,065	3,048,142
Intel Corp.,
3.25%, 8/1/39	2,095	4,814,572
Microchip Technology, Inc.,
1.625%, 2/15/27	12,080	12,904,146
Micron Technology, Inc., Ser. G,
3.00%, 11/15/43	4,990	7,745,553
Novellus Systems, Inc.,
2.625%, 5/15/41	425	1,949,143
ON Semiconductor Corp.,
1.625%, 10/15/23	2,425	2,730,339
Synaptics, Inc.,
0.50%, 6/15/22	3,895	3,735,395
Teradyne, Inc.,
1.25%, 12/15/23	1,160	1,509,684

		45,255,654

Software—13.3%
Akamai Technologies, Inc. (a)(b),
0.125%, 5/1/25	3,165	3,120,446
Alteryx, Inc. (a)(b),
0.50%, 6/1/23	2,130	3,026,430
Atlassian, Inc. (a)(b),
0.625%, 5/1/23	3,770	4,942,700
Avaya Holdings Corp. (a)(b),
2.25%, 6/15/23	2,670	2,722,970
Citrix Systems, Inc.,
0.50%, 4/15/19	2,495	3,838,293
Coupa Software, Inc. (a)(b),
0.375%, 1/15/23	1,200	2,192,504
DocuSign, Inc. (a)(b),
0.50%, 9/15/23	4,160	4,153,760
Envestnet, Inc.,
1.75%, 12/15/19	985	1,083,823
1.75%, 6/1/23 (a)(b)	2,870	3,093,008
Evolent Health, Inc.,
2.00%, 12/1/21	1,605	2,160,036
Five9, Inc. (a)(b),
0.125%, 5/1/23	2,060	2,491,152
Guidewire Software, Inc.,
1.25%, 3/15/25	2,240	2,404,860
MINDBODY, Inc. (a)(b),
0.375%, 6/1/23	2,630	2,722,050
MongoDB, Inc. (a)(b),
0.75%, 6/15/24	1,615	2,146,296
New Relic, Inc. (a)(b),
0.50%, 5/1/23	3,180	3,397,242
Nice Systems, Inc.,
1.25%, 1/15/24	1,720	2,467,125
PROS Holdings, Inc.,
2.00%, 6/1/47	2,535	2,490,054
Rapid7, Inc. (a)(b),
1.25%, 8/1/23	2,875	3,178,313
RealPage, Inc.,
1.50%, 11/15/22	2,645	4,334,531
ServiceNow, Inc.,
zero coupon, 6/1/22	4,835	7,232,396
Splunk, Inc. (a)(b),
0.50%, 9/15/23	3,885	4,029,693
Workday, Inc. (a)(b),
0.25%, 10/1/22	5,055	5,859,614

		73,087,296

Telecommunications—3.9%
Ciena Corp.,
3.75%, 10/15/18	1,600	2,474,320

	Principal Amount (000s)	Value
GCI Liberty, Inc. (a)(b),
1.75%, 9/30/46	$5,115	$5,647,200
GDS Holdings Ltd. (a)(b),
2.00%, 6/1/25	990	914,613
Infinera Corp.,
2.125%, 9/1/24	2,480	2,515,734
Intelsat S.A. (a)(b),
4.50%, 6/15/25	1,175	2,180,213
InterDigital, Inc.,
1.50%, 3/1/20	1,850	2,174,035
Viavi Solutions, Inc.,
1.00%, 3/1/24	5,335	5,774,721

		21,680,836

Transportation—3.0%
Air Transport Services Group, Inc.,
1.125%, 10/15/24	2,840	2,722,424
Atlas Air Worldwide Holdings, Inc.,
1.875%, 6/1/24	2,170	2,624,682
Echo Global Logistics, Inc.,
2.50%, 5/1/20	5,605	5,955,711
Greenbrier Cos., Inc.,
2.875%, 2/1/24	4,515	5,361,752

		16,664,569

Total Convertible Bonds & Notes (cost—$405,801,101)		460,917,363

	Shares
Convertible Preferred Stock—12.6%
Banks—2.8%
Bank of America Corp., Ser. L (c),
7.25%	5,310	6,872,467
Wells Fargo & Co., Ser. L (c),
7.50%	6,575	8,487,536

		15,360,003

Chemicals—1.3%
International Flavors & Fragrances, Inc. (e),
6.00%, 9/15/21	128,650	6,997,273

Diversified Financial Services—0.4%
AMG Capital Trust II,
5.15%, 10/15/37	33,325	1,920,993

Electric Utilities—1.3%
NextEra Energy, Inc.,
6.123%, 9/1/19	123,735	7,046,708

Electronics—1.0%
Fortive Corp., Ser. A,
5.00%, 7/1/21	5,030	5,369,367

Equity Real Estate Investment Trusts (REITs)—0.9%
Crown Castle International Corp., Ser. A,
6.875%, 8/1/20	4,705	5,083,093

Hand/Machine Tools—0.9%
Stanley Black & Decker, Inc.,
5.375%, 5/15/20	45,305	5,032,026

Healthcare-Products—1.9%
Becton Dickinson and Co., Ser. A,
6.125%, 5/1/20	160,905	10,554,580

Insurance—0.7%
Assurant, Inc., Ser. D,
6.50%, 3/15/21	34,260	3,856,306

138	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

	Shares	Value
Metal Fabricate/Hardware—0.5%
Rexnord Corp., Ser. A,
5.75%, 11/15/19	46,150	$2,999,750

Oil, Gas & Consumable Fuels—0.9%
Hess Corp.,
8.00%, 2/1/19	60,360	4,797,413

Total Convertible Preferred Stock (cost—$59,822,085)		69,017,512

Common Stock—0.2%
Oil, Gas & Consumable Fuels—0.2%
WPX Energy, Inc. (e) (cost—$519,338)	50,063	1,007,268

	Principal Amount (000s)
Repurchase Agreements—4.9%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $27,206,952; collateralized by U.S. Treasury Notes, 2.00%, due 11/30/20, valued at $27,753,625 including accrued interest
(cost—$27,206,000)	$27,206	27,206,000

Total Investments (cost—$493,348,524)—101.3%		558,148,143

Liabilities in excess of other assets—(1.3)%		(6,920,804)

Net Assets—100.0%		$551,227,339

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $202,573,197, representing 36.7% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $202,573,197, representing 36.7% of net assets.

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

(f) Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

Glossary:

REIT—Real Estate Investment Trust

AllianzGI Core Bond Fund

	Principal Amount (000s)	Value
U.S. Government Agency Securities—32.9%
Fannie Mae, MBS,
3.00%, 10/16/33 TBA, 15 Year (c)	$550	$543,286
3.00%, 7/1/47 Pool, 30 Year	1,024	980,523
3.50%, 11/13/48 TBA, 30 Year (c)	1,600	1,572,954
4.00%, 11/13/48 TBA, 30 Year (c)	1,130	1,139,497
4.50%, 11/1/47 Pool, 30 Year	1,408	1,454,129
Ginnie Mae, MBS, TBA, 30 Year (c),
4.00%, 11/19/48	495	502,763
4.50%, 11/19/48	1,170	1,208,391
United States Small Business Administration, ABS,
2.79%, 11/1/37 Series 2017-20, Class K1	453	433,942
2.98%, 7/1/37 Series 2018-20, Class G1	323	312,415
3.50%, 5/1/38 Series 2018-20, Class E1	450	448,701
3.53%, 9/1/38 Series 2018-20, Class I1	427	426,532
3.54%, 7/1/38 Series 2018-20, Class G1	205	204,700
3.58%, 8/1/38 Series 2018-20, Class H1	245	245,050
3.60%, 6/1/38 Series 2018-20, Class F1	191	191,402

Total U.S. Government Agency Securities (cost—$9,696,709)		9,664,285

U.S. Treasury Obligations—27.7%
U.S. Treasury Bonds,
3.125%, 5/15/48	1,333	1,314,671
4.50%, 5/15/38	670	803,948
U.S. Treasury Notes,
2.625%, 8/31/20	563	561,065
2.75%, 9/15/21	1,104	1,100,119
2.75%, 8/31/23	1,470	1,457,252
2.75%, 8/31/25	1,297	1,276,126
2.875%, 8/15/28	1,559	1,535,859
3.125%, 5/15/19	99	99,402

Total U.S. Treasury Obligations (cost—$8,184,068)		8,148,442

Asset-Backed Securities—25.7%
Ally Auto Receivables Trust, Series 2018-3, Class A3,
3.00%, 1/17/23	627	626,175
American Express Credit Account Master Trust, 1 mo. LIBOR + 0.380%, Series 2017-5, Class A (e),
2.538%, 2/18/25	547	549,823
Avery Point VI CLO Ltd., 3 mo. LIBOR + 1.050%, Series 2015-6A, Class AR (a)(b)(e),
3.263%, 8/5/27	340	340,086
BA Credit Card Trust, 1 mo. LIBOR + 0.380%, Series 2014-A1, Class A (e),
2.538%, 6/15/21	601	601,619
BMW Vehicle Owner Trust, Series 2018-A, Class A4,
2.51%, 6/25/24	361	355,166

	Principal Amount (000s)	Value
Chase Issuance Trust, Series 2016-A2, Class A,
1.37%, 6/15/21	$260	$257,545
Chase Issuance Trust, Series 2016-A4, Class A4,
1.49%, 7/15/22	360	350,345
Citibank Credit Card Issuance Trust, 1 mo. LIBOR + 0.330%, Series 2018-A2, Class A2 (e),
2.495%, 1/20/25	505	505,676
Ford Credit Auto Owner Trust,
1.58%, 8/15/20 Series 2015-B, Class A4	215	213,936
3.16%, 10/15/23 Series 2018-A, Class A4	493	493,358
GM Financial Consumer Automobile, Series 2017-1A, Class A3 (a)(b),
1.78%, 10/18/21	500	494,614
Honda Auto Receivables Owner Trust, Series 2018-3, Class A4,
3.07%, 11/21/24	340	338,335
Hyundai Auto Receivables Trust, Series 2017-B, Class A3,
1.77%, 1/18/22	696	685,876
John Deere Owner Trust, Series 2018-B, Class A4,
3.23%, 6/16/25	257	255,931
Nissan Auto Receivables Owner Trust, Series 2016-C, Class A4,
1.38%, 1/17/23	485	472,371
Toyota Auto Receivables Owner Trust, Series 2018-B, Class A4,
3.11%, 11/15/23	500	498,978
Volvo Financial Equipment Master Owner Trust, 1 mo. LIBOR + 0.520%, Series 2018-A, Class A (a)(b)(e),
2.678%, 7/17/23	515	517,333

Total Asset-Backed Securities (cost—$7,564,911)		7,557,167

Corporate Bonds & Notes—22.6%
Aerospace & Defense—1.9%
L3 Technologies, Inc.,
3.95%, 5/28/24	255	251,806
Northrop Grumman Corp.,
2.93%, 1/15/25	205	194,827
United Technologies Corp.,
3.95%, 8/16/25	122	121,507

		568,140

Banks—6.2%
Citigroup, Inc., (converts to FRN on 1/10/27) (e),
3.887%, 1/10/28	180	174,917
First Maryland Capital II, 3 mo. LIBOR + 0.850% (e),
3.193%, 2/1/27	415	391,137

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	139

Schedule of Investments

September 30, 2018

	Principal Amount (000s)	Value
JPMorgan Chase & Co. (e),
3 mo. LIBOR + 0.950%, 3.299%, 2/2/37	$185	$164,419
3 mo. LIBOR + 2.470%, 5.809%, 1/30/19 (d)	290	291,341
State Street Corp., 3 mo. LIBOR + 1.00% (e),
3.334%, 6/15/47	220	196,680
SunTrust Capital I, 3 mo. LIBOR + 0.670%, Ser. A (e),
2.98%, 5/15/27	450	419,456
Synovus Financial Corp.,
3.125%, 11/1/22	190	182,715

		1,820,665

Diversified Financial Services—0.3%
High Street Funding Trust I (a)(b),
4.111%, 2/15/28	100	97,931

Electric Utilities—2.7%
Alabama Power Co.,
2.80%, 4/1/25	130	121,747
Duke Energy Florida LLC,
3.20%, 1/15/27	110	105,893
Duke Energy Progress LLC,
4.10%, 3/15/43	95	93,312
PacifiCorp,
4.125%, 1/15/49	50	49,205
Pennsylvania Electric Co. (a)(b),
3.25%, 3/15/28	30	27,966
Sempra Energy,
3.55%, 6/15/24	170	166,413
Southern Co.,
3.25%, 7/1/26	35	32,699
Toledo Edison Co.,
6.15%, 5/15/37	120	144,447
Virginia Electric & Power Co., Ser. B,
3.80%, 9/15/47	50	46,230

		787,912

Food & Beverage—0.4%
Anheuser-Busch InBev Finance, Inc.,
4.90%, 2/1/46	70	70,593
Kroger Co.,
3.875%, 10/15/46	40	33,507

		104,100

Healthcare-Products—0.5%
Becton Dickinson and Co.,
3.363%, 6/6/24	150	144,994

Healthcare-Services—1.0%
Cigna Corp.,
3.25%, 4/15/25	135	127,812
Halfmoon Parent, Inc. (a)(b),
4.125%, 11/15/25	170	169,716

		297,528

Insurance—0.9%
Massachusetts Mutual Life Insurance Co. (a)(b),
5.375%, 12/1/41	50	56,195
MetLife, Inc. (a)(b),
9.25%, 4/8/38	75	101,000
Northwestern Mutual Life Insurance Co. (a)(b),
3.85%, 9/30/47	50	45,960
Teachers Insurance & Annuity Assoc. of America (a)(b),
4.27%, 5/15/47	50	48,439

		251,594

	Principal Amount (000s)	Value
Internet—0.2%
Amazon.com, Inc.,
4.05%, 8/22/47	$55	$54,094

Media—1.6%
21st Century Fox America, Inc.,
6.20%, 12/15/34	112	137,985
Charter Communications Operating LLC,
4.50%, 2/1/24	278	279,632
6.384%, 10/23/35	45	48,545

		466,162

Mining—0.3%
BHP Billiton Finance USA Ltd., (converts to FRN on 10/20/25) (a)(b)(e),
6.75%, 10/19/75	85	93,223

Miscellaneous Manufacturing—1.1%
General Electric Co., 3 mo. LIBOR+ 3.330%, Ser. D (d)(e),
5.00%, 1/21/21	325	317,062

Oil, Gas & Consumable Fuels—1.9%
Boston Gas Co. (a)(b),
3.15%, 8/1/27	160	151,003
Cenovus Energy, Inc.,
6.75%, 11/15/39	60	67,806
Cimarex Energy Co.,
4.375%, 6/1/24	140	141,619
Hess Corp.,
7.30%, 8/15/31	70	81,106
NiSource, Inc.,
3.49%, 5/15/27	120	113,742

		555,276

Pharmaceuticals—0.9%
AbbVie, Inc.,
3.60%, 5/14/25	145	140,388
CVS Health Corp.,
5.05%, 3/25/48	120	122,591

		262,979

Pipelines—1.1%
El Paso Natural Gas Co. LLC,
8.375%, 6/15/32	55	70,017
Enterprise Products Operating LLC, Ser. E, (converts to FRN on 8/16/27) (e),
5.25%, 8/16/77	95	89,063
Kinder Morgan Energy Partners L.P.,
5.40%, 9/1/44	60	61,444
Plains All American Pipeline L.P.,
5.15%, 6/1/42	120	113,214

		333,738

Semiconductors—0.6%
Broadcom Corp.,
3.875%, 1/15/27	175	165,270

Software—0.6%
Microsoft Corp.,
2.875%, 2/6/24	180	176,011

Transportation—0.4%
Union Pacific Corp.,
3.25%, 1/15/25	130	126,519

Total Corporate Bonds & Notes (cost—$6,665,683)		6,623,198

	Principal Amount (000s)	Value
Mortgage-Backed Securities—3.2%
Wells Fargo Commercial Mortgage Trust,
3.166%, 2/15/48 Series 2015-C26, Class A4	$450	$437,298
3.635%, 1/15/59 Series 2016-NXS5, Class A6	510	507,121

Total Mortgage-Backed Securities (cost—$950,294)		944,419

Sovereign Debt Obligations—2.0%
Supranational—2.0%
European Investment Bank,
2.25%, 3/15/22	210	204,611
Inter-American Development Bank,
1.25%, 9/14/21	315	299,562
International Bank for Reconstruction & Development, Ser. GDIF,
1.375%, 5/24/21	70	67,216

Total Sovereign Debt Obligations (cost—$575,191)		571,389

Total Investments (cost—$33,636,856)—114.1%		33,508,900

Liabilities in excess of other assets (f)—(14.1)%		(4,132,413)

Net Assets-100.0%		$29,376,487

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $2,143,466, representing 7.3% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $2,143,466, representing 7.3% of net assets.

(c) When-issued or delayed-delivery. To be settled/delivered after September 30, 2018.

(d) Perpetual maturity. The date shown, if any, is the next call date.

(e) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2018.

140	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

(f) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
2-Year U.S. Treasury Note	3	12/31/18	$600	$632	$(380)
5-Year U.S. Treasury Note	12	12/31/18	1,200	1,350	(10,935)
U.S. Long Bond	6	12/19/18	600	843	(24,166)
U.S. Ultra Treasury Bond	1	12/19/18	100	154	(2,002)

					$(37,483)

Short position contracts:
10-Year U.S. Treasury Note	(7)	12/19/18	$(700)	$(831)	$8,846
10-Year Ultra U.S. Treasury Bond	(9)	12/19/18	(900)	(1,134)	18,828

					$27,674

					$(9,809)

Credit default swaps agreements outstanding at September 30, 2018:
Centrally cleared buy protection swap agreements:
Broker (Exchange)/ Reference Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Pay Rate	Payment Frequency	Value(2)	Upfront Premiums Received	Unrealized Depreciation
Goldman Sachs (ICE):
CDX.NA.IG.31	$1,495	0.596%	12/20/23	(1.00)%	Quarterly	$(29,151)	$(27,084)	$(2,067)
Verizon Communications, Inc.	200	0.522%	6/20/23	(1.00)%	Quarterly	(4,474)	(2,492)	(1,982)
						$(33,625)	$(29,576)	$(4,049)

Centrally cleared sell protection swap agreements:
Broker (Exchange)/ Referenced Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Received Rate	Payment Frequency	Value(2)	Upfront Premiums Paid	Unrealized Appreciation
Goldman Sachs (ICE):
CVS Health Corp.	$200	0.571%	6/20/23	1.00%	Quarterly	$4,061	$2,679	$1,382

(1) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at September 30, 2018 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(g) At September 30, 2018, the Fund pledged $103,666 in cash as collateral for futures contracts. The Fund also held U.S. Treasury Obligations valued at $499,345 as collateral for swap contracts. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

Glossary:

CDX—Credit Derivatives Index

CLO—Collateralized Loan Obligation

FRN—Floating Rate Note

ICE—Intercontinental Exchange

LIBOR—London Inter-Bank Offered Rate

MBS—Mortgage-Backed Securities

TBA—To Be Announced

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	141

Schedule of Investments

September 30, 2018

AllianzGI Core Plus Bond Fund

	Principal Amount (000s)	Value
U.S. Government Agency Securities—33.5%
Fannie Mae, MBS,
3.00%, 10/16/33 TBA, 15 Year (c)	$785	$775,418
3.00%, 7/1/47 Pool, 30 Year	1,390	1,331,687
3.50%, 11/13/48 TBA, 30 Year (c)	2,265	2,226,713
4.00%, 11/13/48 TBA, 30 Year (c)	1,570	1,583,195
4.50%, 11/1/47 Pool, 30 Year	1,898	1,960,518
Ginnie Mae, MBS, TBA, 30 Year (c),
4.00%, 11/19/48	685	695,743
4.50%, 11/19/48	1,660	1,714,469
United States Small Business Administration, ABS,
2.79%, 11/1/37 Series 2017-20, Class K1	619	592,588
2.98%, 7/1/37 Series 2018-20, Class G1	516	499,315
3.50%, 5/1/38 Series 2018-20, Class E1	440	438,730
3.53%, 9/1/38 Series 2018-20, Class I1	587	586,357
3.54%, 7/1/38 Series 2018-20, Class G1	285	284,583
3.58%, 8/1/38 Series 2018-20, Class H1	365	365,074
3.60%, 6/1/38 Series 2018-20, Class F1	370	370,778

Total U.S. Government Agency Securities (cost—$13,469,976)		13,425,168

Corporate Bonds & Notes—28.5%
Aerospace & Defense—2.1%
L3 Technologies, Inc.,
3.95%, 5/28/24	345	340,678
Northrop Grumman Corp.,
2.93%, 1/15/25	290	275,609
United Technologies Corp.,
3.95%, 8/16/25	234	233,055

		849,342

Banks—8.7%
Bank of America Corp., Ser. FF, (converts to FRN on 3/15/28) (d)(e),
5.875%, 3/15/28	360	360,675
Citigroup, Inc., Ser. P, (converts to FRN on 5/15/25) (d)(e),
5.95%, 5/15/25	350	353,500
Citizens Financial Group, Inc., Ser. B, (converts to FRN on 7/6/23) (d)(e),
6.00%, 7/6/23	140	143,150
First Maryland Capital II, 3 mo. LIBOR + 0.850% (e),
3.193%, 2/1/27	560	527,800
JPMorgan Chase & Co. (e),
3 mo. LIBOR + 0.950%, 3.299%, 2/2/37	290	257,737
3 mo. LIBOR + 2.470%, 5.809%, 10/30/18 (d)	400	401,850
Popular, Inc.,
6.125%, 9/14/23	450	456,696
State Street Corp., 3 mo. LIBOR + 1.00% (e),
3.334%, 6/15/47	275	245,850
SunTrust Capital I, 3 mo. LIBOR + 0.670%, Ser. A (e),
2.98%, 5/15/27	560	521,990
Synovus Financial Corp.,
3.125%, 11/1/22	210	201,948

		3,471,196

	Principal Amount (000s)	Value
Diversified Financial Services—0.4%
High Street Funding Trust I (a)(b),
4.111%, 2/15/28	$150	$146,897

Electric Utilities—3.1%
Alabama Power Co.,
2.80%, 4/1/25	210	196,668
Duke Energy Florida LLC,
3.20%, 1/15/27	170	163,653
Duke Energy Progress LLC,
4.10%, 3/15/43	50	49,112
PacifiCorp,
4.125%, 1/15/49	50	49,205
Pennsylvania Electric Co. (a)(b),
3.25%, 3/15/28	50	46,609
Sempra Energy,
3.55%, 6/15/24	230	225,146
Southern Co.,
3.25%, 7/1/26	245	228,894
Toledo Edison Co.,
6.15%, 5/15/37	160	192,596
Virginia Electric & Power Co., Ser. B,
3.80%, 9/15/47	80	73,969

		1,225,852

Food & Beverage—0.3%
Anheuser-Busch InBev Finance, Inc.,
4.90%, 2/1/46	60	60,508
Kroger Co.,
3.875%, 10/15/46	60	50,260

		110,768

Healthcare-Products—0.5%
Becton Dickinson and Co.,
3.363%, 6/6/24	230	222,323

Healthcare-Services—1.1%
Cigna Corp.,
3.25%, 4/15/25	210	198,819
Halfmoon Parent, Inc. (a)(b),
4.125%, 11/15/25	235	234,607

		433,426

Insurance—1.1%
Massachusetts Mutual Life Insurance Co. (a)(b),
5.375%, 12/1/41	80	89,911
MetLife, Inc. (a)(b),
9.25%, 4/8/38	140	188,533
Northwestern Mutual Life Insurance Co. (a)(b),
3.85%, 9/30/47	80	73,537
Teachers Insurance & Annuity Assoc. of America (a)(b),
4.27%, 5/15/47	80	77,503

		429,484

Internet—0.2%
Amazon.com, Inc.,
4.05%, 8/22/47	70	68,847

Media—2.3%
21st Century Fox America, Inc.,
6.20%, 12/15/34	154	189,729
Charter Communications Operating LLC,
4.50%, 2/1/24	355	357,084
6.384%, 10/23/35	185	199,574
NBCUniversal Enterprise, Inc. (a)(b)(d),
5.25%, 3/19/21	160	162,280

		908,667

Mining—0.4%
BHP Billiton Finance USA Ltd., (converts to FRN on 10/20/25) (a)(b)(e),
6.75%, 10/19/75	130	142,576

	Principal Amount (000s)	Value
Miscellaneous Manufacturing—1.2%
General Electric Co., 3 mo. LIBOR+ 3.33%, Ser. D (d)(e),
5.00%, 1/21/21	$505	$492,665

Oil, Gas & Consumable Fuels—1.7%
Boston Gas Co. (a)(b),
3.15%, 8/1/27	160	151,003
Cenovus Energy, Inc.,
6.75%, 11/15/39	90	101,709
Cimarex Energy Co.,
4.375%, 6/1/24	150	151,735
Hess Corp.,
7.30%, 8/15/31	110	127,453
NiSource, Inc.,
3.49%, 5/15/27	170	161,134

		693,034

Pharmaceuticals—2.6%
AbbVie, Inc.,
3.60%, 5/14/25	200	193,639
CVS Health Corp.,
5.05%, 3/25/48	205	209,426
Teva Pharmaceutical Finance Netherlands III BV,
2.80%, 7/21/23	720	641,700

		1,044,765

Pipelines—1.4%
El Paso Natural Gas Co. LLC,
8.375%, 6/15/32	70	89,113
Enterprise Products Operating LLC, Ser. E, (converts to FRN on 8/16/27) (e),
5.25%, 8/16/77	140	131,250
Kinder Morgan Energy Partners L.P.,
5.40%, 9/1/44	85	87,045
Plains All American Pipeline L.P.,
5.15%, 6/1/42	135	127,366
6.125%, 11/15/22, Ser. B (converts to FRN on 11/15/22) (d)(e)	150	146,438

		581,212

Semiconductors—0.5%
Broadcom Corp.,
3.875%, 1/15/27	235	221,935

Software—0.6%
Microsoft Corp.,
2.875%, 2/6/24	240	234,682

Transportation—0.3%
Union Pacific Corp.,
3.25%, 1/15/25	140	136,252

Total Corporate Bonds & Notes (cost—$11,448,953)		11,413,923

Asset-Backed Securities—25.6%
Ally Auto Receivables Trust, Series 2018-3, Class A3,
3.00%, 1/17/23	602	601,208
American Express Credit Account Master Trust, 1 mo. LIBOR + 0.380%, Series 2017-5, Class A (e),
2.538%, 2/18/25	778	782,015
Avery Point VI CLO Ltd., 3 mo. LIBOR + 1.050%, Series 2015-6A, Class AR (a)(b)(e),
3.263%, 8/5/27	470	470,118
BA Credit Card Trust, 1 mo. LIBOR + 0.380%, Series 2014-A1, Class A (e),
2.538%, 6/15/21	969	969,998
BMW Vehicle Owner Trust, Series 2018-A, Class A4,
2.51%, 6/25/24	585	575,547

142	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

	Principal Amount (000s)	Value
Chase Issuance Trust, Series 2016-A2, Class A,
1.37%, 6/15/21	$50	$49,528
Chase Issuance Trust, Series 2016-A4, Class A4,
1.49%, 7/15/22	580	564,445
Citibank Credit Card Issuance Trust, 1 mo. LIBOR + 0.330%, Series 2018-A2, Class A2 (e),
2.495%, 1/20/25	700	700,937
Ford Credit Auto Owner Trust,
1.58%, 8/15/20 Series 2015-B, Class A4	344	343,005
3.16%, 10/15/23 Series 2018-A, Class A4	673	673,488
GM Financial Consumer Automobile, Series 2017-1A, Class A3 (a)(b),
1.78%, 10/18/21	800	791,382
Honda Auto Receivables Owner Trust, Series 2018-3, Class A4,
3.07%, 11/21/24	470	467,699
Hyundai Auto Receivables Trust, Series 2017-B, Class A3,
1.77%, 1/18/22	794	782,450
John Deere Owner Trust, Series 2018-B, Class A4,
3.23%, 6/16/25	353	351,532
Nissan Auto Receivables Owner Trust, Series 2016-C, Class A4,
1.38%, 1/17/23	776	755,794
Toyota Auto Receivables Owner Trust, Series 2018-B, Class A4,
3.11%, 11/15/23	675	673,620
Volvo Financial Equipment Master Owner Trust, 1 mo. LIBOR + 0.520%, Series 2018-A, Class A (a)(b)(e),
2.678%, 7/17/23	705	708,194

Total Asset-Backed Securities (cost—$10,274,489)		10,260,960

U.S. Treasury Obligations—19.8%
U.S. Treasury Bonds,
3.125%, 5/15/48	1,588	1,566,165
4.50%, 5/15/38	211	253,183
U.S. Treasury Notes,
2.625%, 8/31/20	821	818,178

	Principal Amount (000s)	Value
2.75%, 9/15/21	$758	$755,335
2.75%, 8/31/23	1,350	1,338,293
2.75%, 8/31/25	1,655	1,628,365
2.875%, 8/15/28	1,622	1,597,923

Total U.S. Treasury Obligations (cost—$7,988,508)		7,957,442

Mortgage-Backed Securities—3.2%
Wells Fargo Commercial Mortgage Trust,
3.166%, 2/15/48 Series 2015-C26, Class A4	625	607,358
3.635%, 1/15/59 Series 2016-NXS5, Class A6	705	701,020

Total Mortgage-Backed Securities (cost—$1,316,516)		1,308,378

Sovereign Debt Obligations—1.9%
Supranational—1.9%
European Investment Bank,
2.25%, 3/15/22	230	224,098
Inter-American Development Bank,
1.25%, 9/14/21	260	247,258
International Bank for Reconstruction & Development, Ser. GDIF,
1.375%, 5/24/21	290	278,467

Total Sovereign Debt Obligations (cost—$755,181)		749,823

Total Investments (cost—$45,253,623)—112.5%		45,115,694

Liabilities in excess of other assets (f)—(12.5)%		(5,020,388)

Net Assets—100.0%		$40,095,306

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $3,283,150, representing 8.2% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $3,283,150, representing 8.2% of net assets.

(c) When-issued or delayed-delivery. To be settled/delivered after September 30, 2018.

(d) Perpetual maturity. The date shown, if any, is the next call date.

(e) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2018.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
2-Year U.S. Treasury Note	2	12/31/18	$400	$421	$59
5-Year U.S. Treasury Note	9	12/31/18	900	1,012	(4,138)
U.S. Long Bond	13	12/19/18	1,300	1,827	(41,972)
U.S. Ultra Treasury Bond	4	12/19/18	400	617	(3,820)

					$(49,871)

Short position contracts:
10-Year U.S. Treasury Note	(10)	12/19/18	$(1,000)	$(1,188)	$13,482
10-Year Ultra U.S. Treasury Bond	(14)	12/19/18	(1,400)	(1,764)	8,147

					$21,629

					$(28,242)

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	143

Schedule of Investments

September 30, 2018

Credit default swaps agreements outstanding at September 30, 2018:
Centrally cleared buy protection swap agreements:
Broker (Exchange)/ Reference Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Pay Rate	Payment Frequency	Value(2)	Upfront Premiums Received	Unrealized Depreciation
Goldman Sachs (ICE):
CDX.NA.HY.31 Index	$1,600	3.319%	12/20/23	(5.00)%	Quarterly	$(118,089)	$(114,880)	$(3,209)
Verizon Communications, Inc.	300	0.522%	6/20/23	(1.00)%	Quarterly	(7,344)	(3,738)	(3,606)

						$(125,433)	$(118,618)	$(6,815)

Centrally cleared sell protection swap agreements:
Broker (Exchange)/ Referenced Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Received Rate	Payment Frequency	Value(2)	Upfront Premiums Paid	Unrealized Appreciation
Goldman Sachs (ICE):
CVS Health Corp.	$300	0.571%	6/20/23	1.00%	Quarterly	$6,091	$4,018	$2,073

(1) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at September 30, 2018 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(g) At September 30, 2018, the Fund pledged $192,769 in cash as collateral for futures contracts. The Fund also held U.S. Treasury Obligations valued at $998,690 as collateral for swap contracts. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

Glossary:

CDX—Credit Derivatives Index

CLO—Collateralized Loan Obligation

FRN—Floating Rate Note

ICE—Intercontinental Exchange

LIBOR—London Inter-Bank Offered Rate

MBS—Mortgage-Backed Securities

TBA—To Be Announced

144	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

AllianzGI Emerging Markets Consumer Fund

	Shares	Value
Common Stock—98.8%
Australia—0.3%
Cochlear Ltd.	777	$112,662

Brazil—3.5%
Ambev S.A.	56,500	256,580
Banco Santander Brasil S.A. ADR	24,185	213,070
Estacio Participacoes S.A.	58,200	360,134
JBS S.A.	48,600	112,879
Porto Seguro S.A.	26,200	384,642
SLC Agricola S.A.	5,400	81,551
Tim Participacoes S.A.	45,100	130,993

		1,539,849

China—27.4%
Alibaba Group Holding Ltd. ADR (e)	8,825	1,454,007
Autohome, Inc. ADR	6,480	501,617
Baidu, Inc. ADR (e)	990	226,393
China Merchants Bank Co., Ltd., Class H	271,500	1,097,831
China Mobile Ltd.	67,000	658,733
China Vanke Co., Ltd., Class H	321,400	1,059,573
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H	96,000	341,459
Hengan International Group Co., Ltd.	39,000	358,412
Luye Pharma Group Ltd. (a)	352,000	315,149
New Oriental Education & Technology Group, Inc. ADR	6,540	484,025
Ping An Insurance Group Co. of China Ltd., Class H	215,000	2,177,993
Tencent Holdings Ltd.	73,200	2,988,817
Wuxi Biologics Cayman, Inc. (a)(e)	7,500	75,897
Zhongsheng Group Holdings Ltd.	55,500	134,707

		11,874,613

France—1.0%
Essilor Luxottica S.A.	3,000	444,059

Greece—0.2%
OPAP S.A.	8,990	94,377

Hong Kong—1.3%
Galaxy Entertainment Group Ltd.	69,000	435,878
Melco Resorts & Entertainment Ltd. ADR	5,405	114,316

		550,194

India—8.5%
HDFC Bank Ltd. ADR	16,765	1,577,586
Hindustan Unilever Ltd.	34,299	759,925
Housing Development Finance Corp., Ltd.	18,925	456,923
Jubilant Foodworks Ltd.	42,566	729,580
Mahindra & Mahindra Ltd.	14,294	170,508

		3,694,522

Indonesia—0.3%
Charoen Pokphand Indonesia Tbk PT	364,000	123,974

Japan—3.7%
Astellas Pharma, Inc.	7,000	122,241
Shiseido Co., Ltd.	2,500	193,620
Suzuki Motor Corp.	9,200	527,262
Terumo Corp.	12,800	757,555

		1,600,678

	Shares	Value
Korea (Republic of)—14.3%
Com2uS Corp.	604	$79,794
F&F Co., Ltd.	793	60,263
Fila Korea Ltd.	14,715	595,291
Hotel Shilla Co., Ltd.	2,255	220,501
KB Financial Group, Inc.	18,636	907,647
Pearl Abyss Corp. (e)	1,060	204,232
Samsung Electronics Co., Ltd.	87,723	3,671,282
SK Telecom Co., Ltd.	1,831	464,222

		6,203,232

Malaysia—3.0%
Public Bank Bhd.	218,500	1,319,685

Mexico—2.9%
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand ADR	11,100	86,136
Grupo Financiero Banorte S.A.B de C.V., Class O	126,700	916,568
Wal-Mart de Mexico S.A.B de C.V.	87,800	266,346

		1,269,050

Netherlands—0.6%
Koninklijke Philips NV	5,419	247,006

Philippines—0.2%
Ayala Land, Inc.	88,800	65,823
Jollibee Foods Corp.	8,840	42,031

		107,854

Poland—0.2%
Dino Polska S.A. (a)(e)	2,557	69,044

Russian Federation—2.9%
Mail.Ru Group Ltd. GDR (e)	4,172	112,727
Mobile TeleSystems PJSC ADR	134,375	1,146,219

		1,258,946

South Africa—0.5%
Astral Foods Ltd.	12,970	226,157

Taiwan—12.7%
Cathay Financial Holding Co., Ltd.	864,000	1,484,875
Chlitina Holding Ltd.	49,000	370,392
CTBC Financial Holding Co., Ltd.	2,570,000	1,934,995
Eclat Textile Co., Ltd.	26,000	321,754
First Financial Holding Co., Ltd.	970,601	661,013
Grape King Bio Ltd.	18,000	126,457
Ruentex Industries Ltd.	43,000	85,438
Shin Kong Financial Holding Co., Ltd.	966,724	378,070
Uni-President Enterprises Corp.	55,000	143,495

		5,506,489

Thailand—6.3%
Advanced Info Service PCL (c)(d)	222,300	1,381,905
Bangkok Dusit Medical Services PCL (c)(d)	632,800	498,932
Home Product Center PCL (c)(d)	802,700	392,398
Land & Houses PCL (c)(d)	568,200	202,050
Thanachart Capital PCL (c)(d)	169,400	281,548

		2,756,833

	Shares	Value
Turkey—0.7%
Turk Hava Yollari AO (e)	93,052	$293,499

United States—8.3%
Mastercard, Inc., Class A	7,785	1,733,019
Sabre Corp.	9,100	237,328
Thermo Fisher Scientific, Inc.	2,070	505,245
Visa, Inc., Class A	3,700	555,333
Western Union Co.	29,200	556,552

		3,587,477

Total Common Stock (cost—$39,709,667)		42,880,200

Preferred Stock—0.5%
Brazil—0.5%
Itau Unibanco Holding S.A. (cost—$267,470)	20,000	218,544

	Principal Amount (000s)
Repurchase Agreements—0.2%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $106,004; collateralized by U.S. Treasury Notes, 2.00%, due 11/30/20, valued at $108,741 including accrued interest
(cost—$106,000)	$106	106,000

Total Investments (cost—$40,083,137) (b)—99.5%		43,204,744

Other assets less liabilities—0.5%		197,209

Net Assets—100.0%		$43,401,953

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $460,090, representing 1.1% of net assets.

(b) Securities with an aggregate value of $27,883,944, representing 64.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $2,756,833, representing 6.4% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	145

Schedule of Investments

September 30, 2018

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	21.2%
Insurance	10.2%
Interactive Media & Services	8.8%
Wireless Telecommunication Services	8.7%
Technology Hardware, Storage & Peripherals	8.5%
IT Services	7.1%
Healthcare Equipment & Supplies	3.6%
Internet & Direct Marketing Retail	3.3%
Hotels, Restaurants & Leisure	3.3%
Real Estate Management & Development	3.1%
Textiles, Apparel & Luxury Goods	2.4%
Personal Products	2.4%
Diversified Consumer Services	1.9%
Pharmaceuticals	1.8%
Household Products	1.8%
Specialty Retail	1.7%
Automobiles	1.6%
Food Products	1.6%
Life Sciences Tools & Services	1.3%
Healthcare Providers & Services	1.1%
Thrifts & Mortgage Finance	1.1%
Food & Staples Retailing	0.8%
Airlines	0.7%
Beverages	0.6%
Entertainment	0.5%
Software	0.2%
Repurchase Agreements	0.2%
Other assets less liabilities	0.5%

100.0%

AllianzGI Emerging Markets Debt Fund

	Principal Amount (000s)	Value
Sovereign Debt Obligations—81.0%
Angola—3.0%
Angolan Government International Bond,
8.25%, 5/9/28 (a)(b)	$200	$207,421
9.50%, 11/12/25	300	341,786

		549,207

Argentina—1.1%
Argentine Republic Government International Bond,
7.125%, 7/6/36	250	201,187

Azerbaijan—0.7%
Republic of Azerbaijan International Bond,
3.50%, 9/1/32	150	128,320

Bahrain—1.0%
Bahrain Government International Bond,
7.50%, 9/20/47	200	193,501

Belarus—1.0%
Republic of Belarus International Bond (a)(b),
6.20%, 2/28/30	200	194,118

Brazil—2.7%
Brazilian Government International Bond,
2.625%, 1/5/23	350	321,377
5.625%, 2/21/47	200	178,125

		499,502

Chile—1.1%
Chile Government International Bond,
3.125%, 3/27/25	200	194,605

Colombia—3.7%
Colombia Government International Bond,
2.625%, 3/15/23	200	190,477
3.875%, 4/25/27	300	291,781
5.00%, 6/15/45	200	200,643

		682,901

Costa Rica—1.4%
Costa Rica Government International Bond,
4.375%, 4/30/25	300	261,375

Dominican Republic—2.2%
Dominican Republic International Bond,
5.95%, 1/25/27	200	204,329
6.50%, 2/15/48	200	197,123

		401,452

Ecuador—2.1%
Ecuador Government International Bond (a)(b),
8.875%, 10/23/27	400	383,600

Egypt—2.5%
Egypt Government International Bond,
6.875%, 4/30/40	300	268,183
Egypt Government International Bond (a)(b),
6.125%, 1/31/22	200	200,642

		468,825

Ghana—1.1%
Ghana Government International Bond,
7.625%, 5/16/29	200	200,992

Guatemala—0.8%
Guatemala Government Bond (a)(b),
4.50%, 5/3/26	150	144,495

Honduras—0.8%
Honduras Government International Bond (a)(b),
6.25%, 1/19/27	150	154,613

	Principal Amount (000s)	Value
Hungary—1.9%
Hungary Government International Bond,
5.375%, 3/25/24	$200	$214,626
7.625%, 3/29/41	100	139,823

		354,449

Indonesia—2.5%
Indonesia Government International Bond,
3.50%, 1/11/28	300	279,626
4.625%, 4/15/43	200	189,303

		468,929

Iraq—1.3%
Iraq International Bond,
5.80%, 1/15/28	250	238,255

Ivory Coast—2.1%
Ivory Coast Government International Bond,
6.375%, 3/3/28	400	387,465

Jamaica—1.2%
Jamaica Government International Bond,
6.75%, 4/28/28	200	219,656

Jordan—2.1%
Jordan Government International Bond,
5.75%, 1/31/27	400	380,188

Kenya—1.1%
Kenya Government International Bond,
7.25%, 2/28/28	200	195,668

Kuwait—1.1%
Kuwait International Government Bond,
3.50%, 3/20/27	200	196,318

Lebanon—2.1%
Lebanon Government International Bond,
6.20%, 2/26/25	300	239,437
Lebanon Government International Bond,
6.20%, 2/26/25	190	151,644

		391,081

Malaysia—2.6%
Malaysia Sukuk Global Bhd,
3.179%, 4/27/26	500	477,645

Mexico—5.7%
Mexico Government International Bond,
3.60%, 1/30/25	850	827,625
4.60%, 1/23/46	250	234,083

		1,061,708

Mongolia—1.1%
Mongolia Government International Bond (a)(b),
5.625%, 5/1/23	200	194,987

Nigeria—1.0%
Nigeria Government International Bond (a)(b),
7.625%, 11/28/47	200	192,270

Pakistan—1.5%
Pakistan Government International Bond,
6.875%, 12/5/27	300	285,588

Panama—2.4%
Panama Government International Bond,
4.30%, 4/29/53	200	192,427
Panama Government International Bond,
3.75%, 3/16/25	250	249,013

		441,440

Paraguay—1.1%
Paraguay Government International Bond,
5.00%, 4/15/26	200	203,983

146	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

	Principal Amount (000s)	Value
Peru—2.6%
Peruvian Government International Bond,
4.125%, 8/25/27	$300	$309,721
5.625%, 11/18/50	150	178,290

		488,011

Philippines—3.3%
Philippine Government International Bond,
3.00%, 2/1/28	450	420,365
3.95%, 1/20/40	200	193,816

		614,181

Poland—1.6%
Republic of Poland Government International Bond,
3.25%, 4/6/26	300	291,799

Romania—0.6%
Romanian Government International Bond,
6.125%, 1/22/44	100	113,256

Russian Federation—3.4%
Russian Federation Bond,
4.875%, 9/16/23	400	412,675
5.625%, 4/4/42	200	209,354

		622,029

Saudi Arabia—1.6%
Saudi Government International Bond,
3.625%, 3/4/28	300	286,782

Senegal—1.0%
Senegal Government International Bond (a)(b),
6.25%, 5/23/33	200	187,488

South Africa—1.0%
Republic of South Africa Government International Bond,
4.85%, 9/27/27	200	188,939

Sri Lanka—1.0%
Sri Lanka Government International Bond (a)(b),
6.20%, 5/11/27	200	189,465

Turkey—2.2%
Turkey Government International Bond,
4.875%, 4/16/43	550	403,617

Ukraine—4.2%
Ukraine Government International Bond,
7.75%, 9/1/26	200	188,765
Ukraine Government International Bond,
7.75%, 9/1/21	200	202,204
7.75%, 9/1/23 (a)(b)	400	393,892

		784,861

Uruguay—1.9%
Uruguay Government International Bond,
4.375%, 10/27/27	200	203,746
5.10%, 6/18/50	150	153,339

		357,085

Venezuela—0.6%
Venezuela Government International Bond (c),
7.00%, 3/31/38	200	53,795
9.25%, 9/15/27	225	62,647

		116,442

Total Sovereign Debt Obligations (cost—$15,117,206)		14,992,278

Corporate Bonds & Notes—13.1%
Chile—1.6%
Corp. Nacional del Cobre de Chile,
3.625%, 8/1/27	300	287,150

	Principal Amount (000s)	Value
China—2.0%
Sinopec Group Overseas Development 2015 Ltd.,
3.25%, 4/28/25	$200	$188,801
State Grid Overseas Investment 2016 Ltd. (a)(b),
2.875%, 5/18/26	200	184,033

		372,834

El Salvador—1.3%
AES El Salvador Trust II,
6.75%, 3/28/23	250	236,565

Hong Kong—2.1%
Chinalco Capital Holdings Ltd.,
4.00%, 8/25/21	200	194,430
CNAC HK Finbridge Co., Ltd.,
4.625%, 3/14/23	200	201,561

		395,991

India—1.1%
Export-Import Bank of India,
4.00%, 1/14/23	200	198,046

Indonesia—1.5%
Perusahaan Listrik Negara PT,
4.125%, 5/15/27	300	283,312

Kazakhstan—2.8%
KazMunayGas National Co. JSC (a)(b),
5.75%, 4/19/47	350	346,079
Nostrum Oil & Gas Finance BV (a)(b),
7.00%, 2/16/25	200	176,740

		522,819

Venezuela—0.7%
Petroleos de Venezuela S.A. (c),
6.00%, 5/16/24	550	123,035

Total Corporate Bonds & Notes (cost—$2,456,869)		2,419,752

Repurchase Agreements—5.0%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $933,033; collateralized by U.S. Treasury Notes, 2.00%, due 9/30/20, valued at $953,829 including accrued interest
(cost—$933,000)	933	933,000

Total Investments (cost—$18,507,075)—99.1%		18,345,030

Other assets less liabilities—0.9%		167,525

Net Assets—100.0%		$18,512,555

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $3,149,843, representing 17.0% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $3,149,843, representing 17.0% of net assets.

(c) In default.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Sovereign Debt Obligations	81.0%
Oil, Gas & Consumable Fuels	4.5%
Electric Utilities	3.8%
Mining	2.6%
Chemicals	1.1%
Banks	1.1%
Repurchase Agreements	5.0%
Other assets less liabilities	0.9%

100.0%

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	147

Schedule of Investments

September 30, 2018

AllianzGI Emerging Markets Small-Cap Fund

	Shares	Value
Common Stock—95.4%
Brazil—5.0%
Fibria Celulose S.A.	5,800	$108,459
IRB Brasil Resseguros S.A.	16,600	273,135
Porto Seguro S.A.	8,400	123,320

		504,914

China—10.8%
Anton Oilfield Services Group (e)	444,000	73,829
China Lilang Ltd.	27,000	25,212
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H	50,000	177,843
Jiangsu Expressway Co., Ltd., Class H	62,000	79,531
Lee & Man Paper Manufacturing Ltd.	166,000	153,710
Powerlong Real Estate Holdings Ltd.	55,000	23,419
Tianjin Zhongxin Pharmaceutical Group Corp., Ltd.	26,400	25,872
Towngas China Co., Ltd. (e)	328,495	286,714
West China Cement Ltd.	758,000	142,281
Yuexiu Property Co., Ltd.	300,000	53,543
Yuexiu Real Estate Investment Trust REIT	77,000	50,490

		1,092,444

Czech Republic—0.8%
Philip Morris CR AS	80	53,512
Unipetrol AS (c)(d)(e)	1,340	22,945

		76,457

Greece—3.2%
Hellenic Petroleum S.A.	2,580	22,505
Motor Oil Hellas Corinth Refineries S.A.	7,849	205,044
Mytilineos Holdings S.A.	1,970	19,560
OPAP S.A.	7,302	76,656

		323,765

Hong Kong—3.0%
Johnson Electric Holdings Ltd.	11,500	32,472
K Wah International Holdings Ltd.	134,000	63,410
Luk Fook Holdings International Ltd.	45,000	156,579
Xinyi Glass Holdings Ltd.	44,000	55,473

		307,934

India—15.6%
Bajaj Holdings & Investment Ltd.	781	33,214
Bata India Ltd.	18,072	243,138
Glenmark Pharmaceuticals Ltd.	21,448	186,476
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	17,064	83,038
Jubilant Foodworks Ltd.	6,746	115,626
Mphasis Ltd.	20,171	325,928
NIIT Technologies Ltd.	6,952	105,513
Phillips Carbon Black Ltd. (e)	60,835	172,639
WNS Holdings Ltd. ADR (e)	6,200	314,650

		1,580,222

Indonesia—3.4%
Bukit Asam Tbk PT	919,400	266,295
Indo Tambangraya Megah Tbk PT	47,000	81,534

		347,829

	Shares	Value
Korea (Republic of)—15.0%
Dong-A ST Co., Ltd.	534	$51,736
F&F Co., Ltd.	3,294	250,323
Fila Korea Ltd.	8,527	344,957
Hotel Shilla Co., Ltd.	290	28,357
Jeju Air Co., Ltd.	922	31,173
Korea Gas Corp. (e)	1,943	106,263
LF Corp.	5,778	135,694
LOTTE Fine Chemical Co., Ltd.	3,541	165,645
LOTTE Himart Co., Ltd.	3,856	231,894
Macquarie Korea Infrastructure Fund	12,796	104,975
Samchully Co., Ltd.	403	37,778
Unid Co., Ltd.	955	39,130

		1,527,925

Malaysia—2.8%
AirAsia Group Bhd.	34,700	26,488
Hong Leong Financial Group Bhd.	5,800	27,035
Malaysia Airports Holdings Bhd.	41,000	88,145
Padini Holdings Bhd.	21,600	30,689
Supermax Corp. Bhd.	27,200	21,302
Top Glove Corp. Bhd.	34,500	88,822

		282,481

Mexico—0.5%
Qualitas Controladora S.A.B. de C.V.	19,900	52,892

Poland—0.7%
Dino Polska S.A. (a)(e)	1,774	47,901
Energa S.A.	12,119	25,704

		73,605

Russian Federation—1.5%
Magnitogorsk Iron & Steel Works PJSC GDR	11,141	115,198
PIK Group PJSC (c)(d)	7,478	39,676

		154,874

South Africa—2.4%
AECI Ltd.	9,421	69,772
Astral Foods Ltd.	10,232	178,414

		248,186

Taiwan—19.1%
Aten International Co., Ltd.	19,000	50,896
Bioteque Corp.	38,000	120,718
Cheng Loong Corp.	82,000	66,074
Chipbond Technology Corp.	132,000	254,654
Coretronic Corp.	56,000	98,860
Darfon Electronics Corp.	22,000	32,184
Elan Microelectronics Corp.	33,000	54,977
Eva Airways Corp. (e)	121,800	59,227
Farglory Land Development Co., Ltd.	18,000	18,921
Feng Hsin Steel Co., Ltd.	11,000	21,827
Formosa Advanced Technologies Co., Ltd.	31,000	34,112
Gigabyte Technology Co., Ltd.	35,000	55,223
Grand Pacific Petrochemical	280,000	278,614
Greatek Electronics, Inc.	24,000	39,658
Huaku Development Co., Ltd.	22,000	48,178
ITE Technology, Inc.	41,000	45,349
Novatek Microelectronics Corp.	32,000	157,915
Radiant Opto-Electronics Corp.	31,000	70,008
Shinkong Synthetic Fibers Corp.	74,000	30,406

	Shares	Value
Sinmag Equipment Corp.	4,140	$18,779
SinoPac Financial Holdings Co., Ltd.	323,340	118,038
Syncmold Enterprise Corp.	59,000	110,712
Taishin Financial Holding Co., Ltd.	268,394	129,615
Tripod Technology Corp.	9,000	24,566

		1,939,511

Thailand—7.8%
Bangchak Corp., PCL NVDR	26,900	29,326
Erawan Group PCL (c)(d)	107,500	26,929
Home Product Center PCL (c)(d)	539,400	263,685
KGI Securities Thailand PCL (c)(d)	281,700	39,377
Quality Houses PCL (c)(d)	2,801,700	299,625
Thanachart Capital PCL (c)(d)	78,600	130,635

		789,577

Turkey—3.5%
Anadolu Cam Sanayii AS	55,195	30,106
Soda Sanayii AS	146,256	167,829
Trakya Cam Sanayii AS	226,131	160,735

		358,670

United Arab Emirates—0.3%
RAK Properties PJSC	197,158	32,207

Total Common Stock (cost—$8,659,646)		9,693,493

Preferred Stock—3.5%
Brazil—0.6%
Cia Ferro Ligas da Bahia—FERBASA	13,000	62,255

Russian Federation—2.9%
Surgutneftegas PJSC (c)(d)	504,659	292,702

Total Preferred Stock (cost—$308,754)		354,957

	Principal Amount (000s)
Repurchase Agreements—2.8%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $289,010; collateralized by U.S. Treasury Notes, 2.00%, due 11/30/20, valued at $296,566 including accrued interest
(cost—$289,000)	$289	289,000

Total Investments (cost—$9,257,400) (b)—101.7%		10,337,450

Liabilities in excess of other assets—(1.7)%		(172,434)

Net Assets—100.0%		$10,165,016

148	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Security with a value of $47,901, representing 0.5% of net assets.

(b) Securities with an aggregate value of $7,203,957, representing 70.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $1,115,574, representing 11.0% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:
Chemicals	10.1%
Textiles, Apparel & Luxury Goods	9.8%
Oil, Gas & Consumable Fuels	8.8%
Specialty Retail	7.0%
Semiconductors & Semiconductor Equipment	6.5%
IT Services	6.3%
Insurance	4.4%
Pharmaceuticals	4.3%
Gas Utilities	4.2%
Banks	4.0%
Home Builders	2.9%
Paper & Forest Products	2.6%
Real Estate Management & Development	2.4%
Healthcare Equipment & Supplies	2.3%
Hotels, Restaurants & Leisure	2.2%
Food Products	1.8%
Transportation Infrastructure	1.7%
Building Products	1.6%
Capital Markets	1.4%
Construction Materials	1.4%
Technology Hardware, Storage & Peripherals	1.4%
Metals & Mining	1.4%
Machinery	1.3%
Electronic Equipment, Instruments & Components	1.2%
Airlines	1.2%
Software	1.0%
Containers & Packaging	0.9%
Energy Equipment & Services	0.7%
Iron/Steel	0.6%
Auto Components	0.5%
Tobacco	0.5%
Equity Real Estate Investment Trusts (REITs)	0.5%
Food & Staples Retailing	0.5%
Household Durables	0.4%
Diversified Financial Services	0.3%
Electrical Equipment	0.3%
Electric Utilities	0.3%
Industrial Conglomerates	0.2%
Repurchase Agreements	2.8%
Liabilities in excess of other assets	(1.7)%

100.0%

AllianzGI Europe Equity Dividend Fund

	Shares	Value
Common Stock—100.9%
Belgium—1.2%
Anheuser-Busch InBev NV	954	$83,509

Finland—0.5%
Fortum Oyj	1,245	31,201

France—21.6%
AXA S.A.	1,870	50,108
Coface S.A.	1,160	11,003
Eutelsat Communications S.A.	4,550	107,496
Klepierre S.A. REIT	3,125	111,046
Sanofi	2,120	189,416
SCOR SE	6,835	316,881
SES S.A.	8,624	189,244
Total S.A.	4,540	295,194
Unibail-Rodamco-Westfield	1,162	234,081

		1,504,469

Germany—12.6%
1&1 Drillisch AG	1,086	52,792
Daimler AG	2,950	185,916
Deutsche Telekom AG	5,760	92,728
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,690	373,298
ProSiebenSat.1 Media SE	3,000	77,724
Telefonica Deutschland Holding AG	23,020	97,244

		879,702

Italy—7.5%
Enel SpA	43,150	220,562
Eni SpA	16,030	302,159

		522,721

Netherlands—8.5%
ABN AMRO Group NV (a)	4,276	116,453
ING Groep NV	17,330	224,928
Koninklijke KPN NV	79,570	209,907
PostNL NV	10,990	39,326

		590,614

Norway—2.2%
Telenor ASA	7,917	154,822

Spain—7.8%
Banco Santander S.A.	16,360	81,909
Cia de Distribucion Integral Logista Holdings S.A.	8,973	230,527
Ferrovial S.A.	6,635	137,299
Iberdrola S.A.	12,612	92,633

		542,368

Switzerland—4.4%
LafargeHolcim Ltd. (c)	1,040	51,487
Swiss Re AG	2,793	257,337

		308,824

United Kingdom—34.6%
Ashmore Group PLC	24,079	113,952
BHP Billiton PLC	9,589	209,247
BP PLC	39,260	300,918
British American Tobacco PLC	3,500	163,172
BT Group PLC	67,010	196,697
GlaxoSmithKline PLC	8,069	161,821
IG Group Holdings PLC	6,852	56,487
Imperial Brands PLC	6,630	230,710
ITV PLC	101,050	207,392
Lloyds Banking Group PLC	115,970	89,191
Royal Dutch Shell PLC, Class A	10,002	342,681
Standard Life Aberdeen PLC	27,480	109,498

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	149

Schedule of Investments

September 30, 2018

	Shares	Value
Tate & Lyle PLC	11,103	$98,733
TUI AG	6,623	127,268

		2,407,767

Total Investments (cost—$6,910,492) (b)—100.9%		7,025,997

Liabilities in excess of other assets—(0.9)%		(61,988)

Net Assets—100.0%		$6,964,009

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Security with a value of $116,453, representing 1.7% of net assets.

(b) Securities with an aggregate value of $6,836,753, representing 98.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:
Oil, Gas & Consumable Fuels	17.8%
Insurance	14.5%
Diversified Telecommunication Services	10.8%
Media	8.3%
Banks	7.4%
Tobacco	5.7%
Pharmaceuticals	5.0%
Equity Real Estate Investment Trusts (REITs)	5.0%
Electric Utilities	4.9%
Air Freight & Logistics	3.9%
Metals & Mining	3.0%
Automobiles	2.7%
Capital Markets	2.4%
Construction & Engineering	2.0%
Hotels, Restaurants & Leisure	1.8%
Diversified Financial Services	1.6%
Food Products	1.4%
Beverages	1.2%
Wireless Telecommunication Services	0.8%
Construction Materials	0.7%
Liabilities in excess of other assets	(0.9)%

100.0%

AllianzGI Global Dynamic Allocation Fund

	Shares	Value
Common Stock—59.9%
Australia—0.4%
Abacus Property Group REIT	24,925	$61,463
BlueScope Steel Ltd.	11,262	138,126
Breville Group Ltd.	1,323	12,492
Brickworks Ltd.	2,992	37,879
Cochlear Ltd.	554	80,328
Elders Ltd.	7,988	40,921
Metcash Ltd.	47,137	102,129
Qantas Airways Ltd.	29,605	126,184
Regis Resources Ltd.	15,795	42,494
Rio Tinto Ltd.	2,313	131,546
St. Barbara Ltd.	16,786	42,371
Stockland REIT	800	2,403
Vicinity Centres REIT	1,738	3,297
Wesfarmers Ltd.	3,306	119,047

		940,680

Austria—0.3%
Austria Technologie & Systemtechnik AG	1,363	31,464
Erste Group Bank AG	7,041	292,320
EVN AG	4,031	78,916
Flughafen Wien AG	322	13,105
OMV AG	2,555	143,333
POLYTEC Holding AG	2,054	26,151
Raiffeisen Bank International AG	2,232	64,240
S IMMO AG	2,128	42,496
Telekom Austria AG (j)	3,344	25,897

		717,922

Belgium—0.0%
Elia System Operator S.A.	629	40,521
Recticel S.A.	3,249	35,687

		76,208

Bermuda—0.0%
Bank of NT Butterfield & Son Ltd.	1,338	69,389

Brazil—0.4%
Cia de Saneamento Basico do Estado de Sao Paulo (j)	6,700	39,136
Fibria Celulose S.A.	7,700	143,988
MRV Engenharia e Participacoes S.A.	15,600	47,474
Qualicorp Consultoria e Corretora de Seguros S.A.	10,500	42,847
Smiles Fidelidade S.A.	1,200	13,668
Suzano Papel e Celulose S.A.	14,900	177,389
Vale S.A.	20,745	307,280

		771,782

Canada—2.4%
Aecon Group, Inc.	489	6,144
AGF Management Ltd., Class B	7,791	36,854
Agnico Eagle Mines Ltd.	2,427	82,901
Artis Real Estate Investment Trust REIT	523	4,758
Baytex Energy Corp. (j)	1,346	3,908
BCE, Inc.	2,661	107,808
Bonavista Energy Corp.	3,032	3,498
BRP, Inc.	2,849	133,644
Canadian Apartment Properties REIT	2,410	88,981
Canadian Imperial Bank of Commerce	3,410	319,523
Canadian Natural Resources Ltd.	5,807	189,723

150	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

	Shares	Value
Canadian Tire Corp., Ltd., Class A	1,111	$130,174
Canfor Pulp Products, Inc.	534	10,112
Cascades, Inc.	2,172	21,205
Chorus Aviation, Inc.	4,609	27,512
Cogeco Communications, Inc.	2,543	127,381
Colliers International Group, Inc.	986	76,375
Constellation Software, Inc.	54	39,711
Corus Entertainment, Inc., Class B	13,997	45,405
Crescent Point Energy Corp.	346	2,197
Dollarama, Inc.	1,607	50,624
Dream Global Real Estate Investment Trust REIT	10,243	117,763
Dream Industrial Real Estate Investment Trust REIT	5,600	43,832
ECN Capital Corp.	1,240	3,619
Exchange Income Corp.	3,541	90,660
Fairfax Financial Holdings Ltd.	272	147,775
Fortis, Inc.	2,562	83,069
Genworth MI Canada, Inc.	2,539	83,719
George Weston Ltd.	1,561	118,158
Husky Energy, Inc.	5,892	103,457
Industrial Alliance Insurance & Financial Services, Inc.	2,401	96,010
Intact Financial Corp.	360	29,934
Killam Apartment REIT	7,135	89,101
Laurentian Bank of Canada	3,533	116,522
Linamar Corp.	2,171	100,024
Loblaw Cos., Ltd.	3,847	197,644
Magna International, Inc.	1,835	96,392
Manulife Financial Corp.	9,807	175,314
Martinrea International, Inc.	7,956	81,245
Methanex Corp.	1,380	108,934
National Bank of Canada	2,856	142,640
Northview Apartment Real Estate Investment Trust REIT	3,393	67,353
NorthWest Healthcare Properties Real Estate Investment Trust REIT	9,038	78,439
Power Corp. of Canada	6,096	132,430
Restaurant Brands International, Inc.	2,702	160,175
Royal Bank of Canada	3,133	251,145
Saputo, Inc.	1,487	44,231
Teck Resources Ltd., Class B	4,348	104,791
TMX Group Ltd.	3,233	216,985
Toronto-Dominion Bank	4,368	265,431
TransCanada Corp.	3,803	153,869
Transcontinental, Inc., Class A	9,307	165,006
Valener, Inc.	739	10,922
West Fraser Timber Co., Ltd.	1,158	65,904

		5,250,931

China—2.9%
AAC Technologies Holdings, Inc.	3,400	35,109
Agile Group Holdings Ltd.	35,091	49,727
Agricultural Bank of China Ltd., Class H	203,000	99,555
Alibaba Group Holding Ltd. ADR (j)	2,790	459,680
Anhui Conch Cement Co., Ltd., Class H	15,500	93,076
Bank of China Ltd., Class H	546,000	241,246
Bank of Communications Co., Ltd., Class H	117,039	87,637
Beijing Enterprises Holdings Ltd.	23,500	131,707

	Shares	Value
BOC Aviation Ltd. (b)	32,000	$248,261
BYD Electronic International Co., Ltd.	41,818	61,400
China CITIC Bank Corp., Ltd., Class H	218,000	139,211
China Construction Bank Corp., Class H	513,064	448,469
China Dongxiang Group Co., Ltd.	43,117	7,203
China Everbright Greentech Ltd. (b)	35,000	29,844
China Evergrande Group (j)	15,483	43,227
China Huarong Asset Management Co., Ltd., Class H (b)	804,000	147,774
China Lumena New Materials Corp. (e)(f)(j)	1,772	34
China Mobile Ltd.	27,500	270,376
China Petroleum & Chemical Corp., Class H	223,800	224,863
China Southern Airlines Co., Ltd., Class H	57,154	36,429
China Water Affairs Group Ltd.	64,000	71,597
China Yuchai International Ltd.	3,015	52,069
China Zhongwang Holdings Ltd.	114,800	56,099
Chongqing Rural Commercial Bank Co., Ltd., Class H	6,488	3,541
CITIC Ltd.	64,000	95,323
Country Garden Holdings Co., Ltd.	45,000	56,708
Country Garden Services Holdings Co., Ltd. (j)	5,172	8,732
CSPC Pharmaceutical Group Ltd.	32,000	67,688
EVA Precision Industrial Holdings Ltd.	20,236	1,783
Fosun International Ltd.	30,000	52,862
Guangzhou Automobile Group Co., Ltd., Class H	88,809	98,123
Guangzhou R&F Properties Co., Ltd., Class H	2,881	5,286
Haier Electronics Group Co., Ltd.	42,000	113,708
Hopewell Highway Infrastructure Ltd.	21,000	11,025
Hua Hong Semiconductor Ltd. (b)	51,000	109,330
Industrial & Commercial Bank of China Ltd., Class H	406,000	296,418
Jiangsu Expressway Co., Ltd., Class H	55,189	70,795
Jiayuan International Group Ltd.	20,000	34,235
Ju Teng International Holdings Ltd.	4,744	1,199
Kingboard Holdings Ltd.	14,000	45,573
Lee & Man Paper Manufacturing Ltd.	48,517	44,925
Longfor Group Holdings Ltd.	14,845	38,267
Nexteer Automotive Group Ltd.	39,000	61,752
Orient Securities Co., Ltd., Class H (b)	21,600	13,861
Ping An Insurance Group Co. of China Ltd., Class H	27,000	273,515
Postal Savings Bank of China Co., Ltd., Class H (b)	90,000	56,556
Shanghai Industrial Holdings Ltd.	43,000	95,139

	Shares	Value
Shenzhen Expressway Co., Ltd., Class H	64,274	$64,542
Sihuan Pharmaceutical Holdings Group Ltd.	185,000	37,795
Sinopec Shanghai Petrochemical Co., Ltd., Class H	91,380	55,732
Sinopharm Group Co., Ltd., Class H	15,921	77,893
Sinotrans Ltd., Class H	45,000	18,302
Sinotruk Hong Kong Ltd.	33,500	73,089
Tencent Holdings Ltd.	22,281	909,752
Tianneng Power International Ltd.	78,342	69,256
Tong Ren Tang Technologies Co., Ltd., Class H	2,726	3,994
Want Want China Holdings Ltd.	97,000	81,598
Weichai Power Co., Ltd., Class H	67,000	82,942
XTEP International Holdings Ltd.	7,651	4,420
Yum China Holdings, Inc.	2,047	71,870
Yuzhou Properties Co., Ltd.	133,088	53,973
YY, Inc. ADR (j)	657	49,222

		6,345,317

Colombia—0.1%
Bancolombia S.A.	12,731	137,073
Corp. Financiera Colombiana S.A. (j)	346	2,569

		139,642

Czech Republic—0.1%
CEZ AS	1,419	36,287
O2 Czech Republic AS	1,665	19,432
Philip Morris CR AS	93	62,207

		117,926

Denmark—0.1%
Solar A/S, Class B	111	6,947
Spar Nord Bank A/S	377	3,496
Topdanmark A/S	1,203	54,982
William Demant Holding A/S (j)	2,700	101,354

		166,779

Finland—0.3%
Cramo Oyj	1,938	43,720
Elisa Oyj	1,831	77,624
Finnair Oyj	2,810	23,382
Metsa Board Oyj	429	4,335
Neste Oyj	1,391	114,654
Oriola Oyj, Class B	700	2,296
Stora Enso Oyj, Class R	8,051	153,743
UPM-Kymmene Oyj	5,669	222,332

		642,086

France—2.6%
Air France-KLM (j)	6,444	67,162
AKWEL	1,628	34,340
APERAM S.A.	51	2,333
ArcelorMittal	6,246	193,915
Atos SE	1,917	228,098
AXA S.A.	14,844	397,755
Beneteau S.A.	1,793	28,826
BioMerieux	842	70,282
Boiron S.A.	31	2,088
Bouygues S.A.	6,399	276,823
Capgemini SE	1,008	126,905
Cegereal S.A. REIT	793	34,066
Cie Generale des Etablissements Michelin SCA	2,044	243,963

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	151

Schedule of Investments

September 30, 2018

	Shares	Value
CNP Assurances	6,732	$162,279
Coface S.A.	3,416	32,403
Derichebourg S.A.	4,537	24,211
Eiffage S.A.	2,917	325,858
Engie S.A.	17,107	251,854
Faurecia S.A.	1,794	107,891
Interparfums S.A.	999	51,093
Klepierre S.A. REIT	3,928	139,580
L’Oreal S.A.	1,022	246,391
LVMH Moet Hennessy Louis Vuitton SE	912	322,274
Metropole Television S.A.	5,408	109,006
Nexity S.A.	322	17,797
Orange S.A.	17,649	280,824
Orpea	457	59,121
Peugeot S.A.	7,196	194,117
Renault S.A.	1,527	132,089
Rubis SCA	80	4,333
Sanofi	4,942	441,554
SCOR SE	1,870	86,696
SEB S.A.	19	3,232
STMicroelectronics NV	4,337	79,378
Total S.A.	7,680	499,359
Vinci S.A.	5,986	569,507

		5,847,403

Germany—0.7%
Bayer AG	1,347	119,480
Bayerische Motoren Werke AG	1,321	119,010
Covestro AG (b)	2,079	168,289
Deutsche Lufthansa AG	7,221	177,232
Deutsche Post AG	7,349	261,289
Fraport AG Frankfurt Airport Services Worldwide	1,468	129,598
Fresenius SE & Co. KGaA	568	41,652
Hella GmbH & Co. KGaA	605	33,717
Rheinmetall AG	518	54,146
Rhoen Klinikum AG	147	3,779
Siemens AG	1,408	180,032
Sixt SE	37	4,596
Stroeer SE & Co. KGaA	580	33,134
TAG Immobilien AG	3,162	75,339
Talanx AG (j)	4,693	178,317
WCM Beteiligungs & Grundbesitz AG (j)	1,866	8,449
Wuestenrot & Wuerttembergische AG	1,560	35,550

		1,623,609

Greece—0.1%
FF Group (e)(f)(j)	4,956	10,933
Hellenic Petroleum S.A.	4,186	36,514
JUMBO S.A.	6,391	94,979
Motor Oil Hellas Corinth Refineries S.A.	3,327	86,913
Mytilineos Holdings S.A.	3,431	34,067

		263,406

Hong Kong—0.7%
AIA Group Ltd.	40,600	362,027
Cathay Pacific Airways Ltd.	1,543	2,326
CK Hutchison Holdings Ltd.	1,297	14,929
CLP Holdings Ltd.	28,781	337,046
Dah Sing Banking Group Ltd.	1,623	3,259
Fairwood Holdings Ltd.	3,500	12,241
Global Brands Group Holding Ltd. (j)	614,000	32,060
Hang Seng Bank Ltd.	1,300	35,274
IT Ltd.	114,000	60,907
Johnson Electric Holdings Ltd.	34,000	96,005
Kerry Properties Ltd.	17,243	58,550
Link REIT	18,492	182,071

	Shares	Value
Minth Group Ltd.	13,315	$54,779
Regal Hotels International Holdings Ltd.	38,000	20,824
Swire Pacific Ltd., Class A	5,656	61,942
VSTECS Holdings Ltd.	46,000	23,718
WH Group Ltd. (b)	114,000	80,034
Xinyi Glass Holdings Ltd.	44,292	55,842
Yue Yuen Industrial Holdings Ltd.	698	1,941

		1,495,775

Hungary—0.2%
Magyar Telekom Telecommunications PLC	87,892	126,198
MOL Hungarian Oil & Gas PLC	6,618	71,282
OTP Bank PLC	4,055	150,273
Richter Gedeon Nyrt	2,101	39,292

		387,045

India—0.0%
Genpact Ltd.	1,385	42,395

Indonesia—0.3%
Bank Negara Indonesia Persero Tbk PT	257,655	127,949
Bank Tabungan Negara Persero Tbk PT	343,400	60,571
Gudang Garam Tbk PT	13,900	69,057
Indo Tambangraya Megah Tbk PT	33,400	57,941
Indofood Sukses Makmur Tbk PT	115,479	45,726
Telekomunikasi Indonesia Persero Tbk PT	1,306,806	319,874
Unilever Indonesia Tbk PT	23,400	73,852

		754,970

Ireland—0.0%
Irish Residential Properties REIT PLC	5,191	8,908
Origin Enterprises PLC	2,219	14,608

		23,516

Israel—0.3%
B Communications Ltd. (j)	1,705	16,805
Bank Hapoalim BM	15,345	112,365
Bank Leumi Le-Israel BM	26,242	172,944
First International Bank of Israel Ltd.	3,430	77,407
Harel Insurance Investments & Financial Services Ltd.	5,173	39,755
Hilan Ltd.	2,961	73,721
Ituran Location and Control Ltd.	2,028	69,763
Jerusalem Oil Exploration (j)	877	53,906
Mizrahi Tefahot Bank Ltd.	3,334	58,384
Shufersal Ltd.	3,759	24,034

		699,084

Italy—0.6%
Amplifon SpA	4,460	98,881
ASTM SpA	1,590	34,275
Cementir Holding SpA	4,685	32,705
Enel SpA	66,773	341,312
Fila SpA	543	11,033
Intesa Sanpaolo SpA	66,054	168,301
Iren SpA	18,717	45,892
La Doria SpA	2,524	33,131
Maire Tecnimont SpA	7,699	34,541
Mediobanca Banca di Credito Finanziario SpA	7,246	72,110
Prima Industrie SpA	831	28,153

	Shares	Value
Snam SpA	18,546	$77,123
Societa Iniziative Autostradali e Servizi SpA	3,584	52,917
Telecom Italia SpA (j)	269,183	162,716
Unipol Gruppo SpA	15,252	67,788

		1,260,878

Japan—6.2%
ADEKA Corp.	26	446
AGC, Inc.	2,200	91,305
Aida Engineering Ltd.	142	1,269
Aisin Seiki Co., Ltd.	3,200	155,902
ANA Holdings, Inc.	3,745	130,830
Aoyama Trading Co., Ltd.	111	3,409
Asahi Group Holdings Ltd.	2,400	104,129
Astellas Pharma, Inc.	11,892	207,670
Bandai Namco Holdings, Inc.	2,000	77,702
BML, Inc.	518	15,764
Brother Industries Ltd.	5,500	108,598
Canon, Inc.	12,010	380,831
Chubu Electric Power Co., Inc.	11,500	174,201
Concordia Financial Group Ltd.	16,000	78,425
Daiichi Sankyo Co., Ltd.	3,347	145,085
Daito Pharmaceutical Co., Ltd.	152	4,706
Daiwa House Industry Co., Ltd.	3,454	102,355
DCM Holdings Co., Ltd.	5,325	48,384
Denso Corp.	2,600	137,353
Doutor Nichires Holdings Co., Ltd.	1,851	34,373
DTS Corp.	399	15,885
DyDo Group Holdings, Inc.	326	16,325
EDION Corp.	2,473	27,651
Eizo Corp.	1,500	67,806
Electric Power Development Co., Ltd.	9,100	251,886
EPS Holdings, Inc.	700	14,918
Exedy Corp.	2,074	68,740
FANUC Corp.	800	150,506
Fuji Oil Holdings, Inc.	2,016	63,569
Fuji Soft, Inc.	272	13,764
FUJIFILM Holdings Corp.	3,121	140,411
Fukuoka Financial Group, Inc.	2,800	77,001
Fukuyama Transporting Co., Ltd.	345	14,920
Furukawa Electric Co., Ltd.	1,200	39,931
Gecoss Corp.	5,200	55,879
Geo Holdings Corp.	536	8,106
Goldcrest Co., Ltd.	3,200	52,252
Hankyu Hanshin Holdings, Inc.	1,870	66,317
Hitachi Ltd.	6,400	217,546
Hogy Medical Co., Ltd.	278	9,583
Honda Motor Co., Ltd.	15,500	466,802
Honeys Holdings Co., Ltd.	39	351
Iida Group Holdings Co., Ltd.	12,900	229,264
ITOCHU Corp.	21,877	400,417
Japan Airlines Co., Ltd.	6,837	245,736
JFE Holdings, Inc.	4,000	91,760
JXTG Holdings, Inc.	20,500	155,058
Kagome Co., Ltd.	1,800	52,000
Kajima Corp.	6,000	87,243
Kamei Corp.	3,000	42,333
Keyence Corp.	300	174,266
Komatsu Ltd.	5,000	152,154
Konica Minolta, Inc.	9,100	96,842
Kyokuto Kaihatsu Kogyo Co., Ltd.	2,700	42,783
Kyowa Exeo Corp.	2,400	70,245
Kyudenko Corp.	1,300	51,592

152	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

	Shares	Value
LaSalle Logiport REIT	35	$32,191
Marubeni Corp.	24,000	219,495
Mazda Motor Corp.	14,800	177,896
Mitsubishi Chemical Holdings Corp.	11,506	110,119
Mitsubishi Corp.	14,300	440,479
Mitsubishi Gas Chemical Co., Inc.	271	5,769
Mitsubishi Tanabe Pharma Corp.	6,586	110,228
Mitsubishi UFJ Financial Group, Inc.	43,885	272,644
Mitsuboshi Belting Ltd.	71	1,874
Mitsui & Co., Ltd.	20,800	369,630
Mitsui Sugar Co., Ltd.	3,500	100,431
NEC Networks & System Integration Corp.	765	17,741
NET One Systems Co., Ltd.	2,900	69,623
Nichias Corp.	1,198	31,164
Nidec Corp.	1,100	158,175
Nihon Unisys Ltd.	3,021	77,926
Nintendo Co., Ltd.	400	145,533
Nippon Road Co., Ltd.	800	46,323
Nippon Telegraph & Telephone Corp.	13,608	614,134
Nissan Motor Co., Ltd.	30,059	281,278
Nisshin Oillio Group Ltd.	692	20,309
Nomura Real Estate Holdings, Inc.	3,157	63,685
NS United Kaiun Kaisha Ltd.	1,900	43,762
NTT Data Corp.	8,215	113,722
NTT DOCOMO, Inc.	12,543	337,125
Obayashi Corp.	5,027	47,612
ORIX Corp.	11,701	189,458
Pacific Industrial Co., Ltd.	224	3,712
Prima Meat Packers Ltd.	2,892	68,192
Raito Kogyo Co., Ltd.	1,663	23,783
Recruit Holdings Co., Ltd.	4,300	143,626
Rohm Co., Ltd.	1,600	117,056
Rohto Pharmaceutical Co., Ltd.	1,900	66,764
S Foods, Inc.	772	33,402
Sanyo Special Steel Co., Ltd.	182	4,440
Sawai Pharmaceutical Co., Ltd.	925	49,934
Sekisui House Ltd.	4,200	64,047
Senko Group Holdings Co., Ltd.	1,796	14,945
Shibaura Electronics Co., Ltd.	200	9,338
Shin-Etsu Chemical Co., Ltd.	3,000	265,225
SoftBank Group Corp.	5,800	579,417
Sojitz Corp.	17,884	64,535
Sony Corp.	5,900	358,647
Stella Chemifa Corp.	1,511	55,253
Sumitomo Dainippon Pharma Co., Ltd.	4,468	102,614
Sumitomo Electric Industries Ltd.	17,500	274,604
Takasago Thermal Engineering Co., Ltd.	397	7,183
Takeda Pharmaceutical Co., Ltd.	3,843	164,319
Teijin Ltd.	4,000	76,715
Toho Co., Ltd.	2,000	62,816
Tokyo Electron Ltd.	500	68,910
Toray Industries, Inc.	4,826	36,210
Toshiba Plant Systems & Services Corp.	2,000	42,747
Towa Pharmaceutical Co., Ltd.	138	10,231
Toyota Motor Corp.	10,151	632,435
Toyota Tsusho Corp.	2,600	98,168
Tv Tokyo Holdings Corp.	266	6,577
Unipres Corp.	317	6,164

	Shares	Value
Wacoal Holdings Corp.	298	$8,549
West Japan Railway Co.	1,301	90,692
Yakult Honsha Co., Ltd.	1,200	98,413
Yamaha Motor Co., Ltd.	2,900	81,324
Yomiuri Land Co., Ltd.	900	36,033
Yorozu Corp.	259	4,003
Yoshinoya Holdings Co., Ltd.	1,475	23,391
Yurtec Corp.	132	1,107

		13,688,426

Korea (Republic of)—1.4%
CJ Hello Co., Ltd.	889	8,175
Daekyo Co., Ltd.	777	5,099
DGB Financial Group, Inc.	12,331	112,808
Easy Bio, Inc.	559	3,893
GS Holdings Corp.	1,215	60,360
Hana Financial Group, Inc.	2,429	97,531
Hansol Paper Co., Ltd.	477	8,685
Hanwha Chemical Corp.	4,949	86,095
HDC Holdings Co., Ltd.	757	15,632
HDC Hyundai Development Co-Engineering & Construction (j)	1,058	48,548
Hyundai Department Store Co., Ltd.	793	71,063
Hyundai Engineering Plastics Co., Ltd.	864	4,510
Hyundai Steel Co.	1,889	96,238
Industrial Bank of Korea	5,202	71,491
KB Financial Group, Inc.	2,880	140,267
KC Co., Ltd.	70	1,316
KC Tech Co., Ltd.	103	1,375
KT Corp.	221	6,008
KT&G Corp.	853	79,975
Kukdo Chemical Co., Ltd.	130	6,375
LG Corp.	831	54,393
LG Electronics, Inc.	1,946	124,526
LG Uplus Corp.	5,641	93,069
Lotte Chemical Corp.	167	41,852
LS Corp.	973	60,069
Macquarie Korea Infrastructure Fund	4,385	35,973
OCI Co., Ltd.	553	54,828
POSCO	1,132	300,486
S-Oil Corp.	1,011	124,880
Samjin Pharmaceutical Co., Ltd.	320	16,789
Samsung Electronics Co., Ltd.	4,250	177,866
Samsung Electronics Co., Ltd. GDR	569	595,743
Shinhan Financial Group Co., Ltd.	4,196	169,554
SK Innovation Co., Ltd.	855	165,733
SK Telecom Co., Ltd.	604	153,135
Ubiquoss Holdings, Inc. (j)	442	2,623
Ubiquoss, Inc.	140	4,973
Woori Bank	7,482	113,930

		3,215,866

Malaysia—0.3%
AirAsia Group Bhd.	65,300	49,845
Ann Joo Resources Bhd.	32,300	13,810
CIMB Group Holdings Bhd.	95,200	138,214
Genting Bhd.	36,500	68,873
Genting Malaysia Bhd.	64,400	77,633
Hong Leong Financial Group Bhd.	14,500	67,587
KNM Group Bhd. (j)	31,700	1,187
Malayan Banking Bhd.	41,200	97,443
Maxis Bhd.	3,200	4,515
MISC Bhd.	17,300	25,336
Public Bank Bhd.	10,300	62,209
Supermax Corp. Bhd.	20,100	15,742
Tenaga Nasional Bhd.	26,500	99,083
VS Industry Bhd.	70,375	29,421

		750,898

	Shares	Value
Mexico—0.3%
Alfa S.A.B de C.V., Class A	62,800	$80,740
Banco del Bajio S.A. (b)	12,600	31,106
El Puerto de Liverpool S.A.B de C.V.	9,800	73,634
Grupo Aeroportuario del Pacifico S.A.B de C.V. ADR	47	5,132
Grupo Financiero Banorte S.A.B de C.V., Class O	13,900	100,555
Grupo Lala S.A.B de C.V.	4,496	5,141
Industrias Bachoco S.A.B de C.V. ADR	1,280	69,030
Macquarie Mexico Real Estate Management S.A. de C.V. REIT (j)	62,700	75,150
Wal-Mart de Mexico S.A.B de C.V.	51,200	155,318

		595,806

Morocco—0.0%
Douja Promotion Groupe Addoha S.A.	3,431	5,372

Netherlands—0.9%
ABN AMRO Group NV (b)	5,801	157,985
Aegon NV	14,747	95,716
AerCap Holdings NV (j)	2,098	120,677
AMG Advanced Metallurgical Group NV	879	40,821
ASML Holding NV	1,326	248,963
ASR Nederland NV	5,685	270,981
BE Semiconductor Industries NV	1,542	32,538
ING Groep NV	19,773	256,636
Koninklijke Ahold Delhaize NV	14,337	328,927
Koninklijke DSM NV	1,223	129,532
Koninklijke Volkerwessels NV	2,060	43,291
NN Group NV	6,660	297,252
Signify NV (b)	1,865	48,275
Vastned Retail NV REIT	232	8,835

		2,080,429

New Zealand—0.2%
Air New Zealand Ltd.	80,996	165,951
Arvida Group Ltd.	9,216	8,247
Auckland International Airport Ltd.	12,629	61,102
Fonterra Co-operative Group Ltd. UNIT	2,607	8,450
Kiwi Property Group Ltd. REIT	1,590	1,466
Metlifecare Ltd.	25,550	110,030
Oceania Healthcare Ltd.	38,432	30,818
Summerset Group Holdings Ltd.	16,553	85,676
Tourism Holdings Ltd.	3,164	12,040

		483,780

Norway—0.4%
Austevoll Seafood ASA	5,188	71,469
Avance Gas Holding Ltd. (b)(j)	97	242
B2Holding ASA	15,516	30,825
Evry AS (b)	10,544	41,457
Leroy Seafood Group ASA	6,270	51,169
Marine Harvest ASA	705	16,336
Norsk Hydro ASA	26,959	161,670
Norwegian Finans Holding ASA (j)	6,317	77,206
Orkla ASA	4,764	40,251
Salmar ASA	2,412	120,496
Sparebank 1 Nord Norge	7,721	65,426
SpareBank 1 SMN	7,418	82,869
Telenor ASA	8,132	159,026

		918,442

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	153

Schedule of Investments

September 30, 2018

	Shares	Value
Peru—0.0%
Ferreycorp SAA	34,967	$24,870
Volcan Cia Minera SAA, Class B	76,624	17,857

		42,727

Philippines—0.2%
Bloomberry Resorts Corp.	101,900	16,535
Cebu Air, Inc.	28,120	36,432
DMCI Holdings, Inc.	437,900	92,220
Filinvest Land, Inc.	828,000	21,914
Globe Telecom, Inc.	2,315	94,262
San Miguel Corp.	10,250	32,161
Vista Land & Lifescapes, Inc.	443,200	49,955

		343,479

Poland—0.0%
Asseco Poland S.A.	501	6,476
Ciech S.A.	570	7,321
Polski Koncern Naftowy Orlen S.A.	3,189	87,414

		101,211

Russian Federation—0.0%
Magnitogorsk Iron & Steel Works PJSC GDR	7,225	74,707
PhosAgro PJSC GDR	1,266	17,192
Surgutneftegas PJSC ADR	669	2,762

		94,661

Singapore—0.5%
Accordia Golf Trust UNIT	12,500	4,983
Asian Pay Television Trust UNIT	118,900	28,301
Bumitama Agri Ltd.	107,400	52,684
DBS Group Holdings Ltd.	12,900	246,095
Fortune Real Estate Investment Trust REIT	11,000	13,045
Frasers Logistics & Industrial Trust REIT	55,700	43,576
Genting Singapore Ltd.	86,500	67,049
Keppel DC REIT	13,600	13,618
Mapletree Industrial Trust REIT	9,000	13,040
Oversea-Chinese Banking Corp., Ltd.	27,800	232,622
QAF Ltd.	50,100	27,482
SATS Ltd.	14,100	53,830
Sheng Siong Group Ltd.	23,700	19,409
Singapore Airlines Ltd.	18,000	128,219
Sino Grandness Food Industry Group Ltd. (j)	25,900	3,789
United Overseas Bank Ltd.	6,800	134,425
Venture Corp., Ltd.	4,400	56,737
Yanlord Land Group Ltd.	48,500	52,502

		1,191,406

South Africa—0.2%
Fortress REIT Ltd., Class A REIT	49,467	58,911
Harmony Gold Mining Co., Ltd.	5,863	9,613
Naspers Ltd., Class N	1,465	315,486

		384,010

Spain—0.8%
ACS Actividades de Construccion y Servicios S.A.	3,141	133,407
Amadeus IT Group S.A.	3,321	307,820
Banco Santander S.A.	53,686	268,787
CaixaBank S.A.	28,033	127,492
Ebro Foods S.A.	2,800	61,113
Ercros S.A.	9,151	53,165
Inmobiliaria Colonial Socimi S.A. REIT	410	4,252

	Shares	Value
International Consolidated Airlines Group S.A.	16,982	$145,991
Lar Espana Real Estate Socimi S.A. REIT	137	1,395
Papeles y Cartones de Europa S.A.	3,787	73,397
Repsol S.A.	16,513	328,730
Telefonica S.A.	19,791	156,118

		1,661,667

Sweden—0.6%
Ahlsell AB (b)	8,242	46,127
BillerudKorsnas AB	199	2,568
Bravida Holding AB (b)	9,507	77,895
Dios Fastigheter AB	9,921	63,470
Hemfosa Fastigheter AB	5,370	74,129
Holmen AB, Class B	3,188	82,880
Klovern AB, Class B	45,445	59,735
Pandox AB	2,211	39,607
Peab AB	211	1,929
Sandvik AB	10,617	187,966
Scandic Hotels Group AB (b)	5,709	64,039
Swedbank AB, Class A	9,375	231,864
Volvo AB, Class B	18,295	322,668

		1,254,877

Switzerland—0.8%
Allreal Holding AG (j)	229	36,747
Baloise Holding AG	480	73,147
Banque Cantonale Vaudoise	41	30,377
Barry Callebaut AG	36	68,171
BKW AG	145	9,201
Bobst Group S.A.	1,000	78,053
Cembra Money Bank AG	50	4,526
Intershop Holding AG	17	8,574
Landis+Gyr Group AG (j)	860	57,470
Nestle S.A.	1,391	115,782
Novartis AG	8,366	720,132
Partners Group Holding AG	163	129,213
Schweiter Technologies AG	8	9,684
Siegfried Holding AG (j)	47	21,856
Straumann Holding AG	141	106,224
Swiss Life Holding AG (j)	779	295,375
Swiss Re AG	1,124	103,561

		1,868,093

Taiwan—1.1%
Accton Technology Corp.	19,000	52,948
Arcadyan Technology Corp.	4,000	7,109
Asia Vital Components Co., Ltd.	12,000	10,707
AU Optronics Corp.	143,000	60,306
Chailease Holding Co., Ltd.	11,220	39,270
Chin-Poon Industrial Co., Ltd.	7,000	8,630
China Airlines Ltd.	56,000	16,962
China Metal Products	8,000	8,093
China Motor Corp. (j)	10,000	8,398
Chunghwa Telecom Co., Ltd.	66,000	237,728
E Ink Holdings, Inc.	56,000	57,522
Elite Material Co., Ltd.	11,000	30,970
Farglory Land Development Co., Ltd.	18,000	18,921
First Financial Holding Co., Ltd.	202,161	137,679
Formosa Petrochemical Corp.	42,000	203,583
Formosa Plastics Corp.	9,000	34,477
General Interface Solution Holding Ltd.	11,000	46,357
Getac Technology Corp.	18,000	23,515
Gintech Energy Corp. (e)(f)(j)	6,000	2,868

	Shares	Value
Grand Pacific Petrochemical	84,000	$83,584
Hon Hai Precision Industry Co., Ltd.	128,000	331,927
Huaku Development Co., Ltd.	16,000	35,038
King Yuan Electronics Co., Ltd.	28,000	18,677
King’s Town Bank Co., Ltd.	40,000	40,205
LCY Chemical Corp.	24,000	40,784
Long Chen Paper Co., Ltd.	43,000	29,768
Nanya Technology Corp.	13,000	24,825
Pou Chen Corp.	99,000	104,528
Powertech Technology, Inc.	34,000	92,635
Qisda Corp.	63,000	41,076
Sercomm Corp.	11,000	18,010
Sinbon Electronics Co., Ltd.	13,000	36,251
Sitronix Technology Corp.	3,000	8,241
Syncmold Enterprise Corp.	14,000	26,271
Taiwan Business Bank (j)	217,744	79,144
Taiwan Cooperative Financial Holding Co., Ltd.	64,890	39,523
Taiwan Hon Chuan Enterprise Co., Ltd.	5,000	8,367
TXC Corp.	15,000	16,800
United Integrated Services Co., Ltd.	20,000	38,574
Wistron Corp.	38,086	24,808
Wistron NeWeb Corp.	5,250	12,751
WT Microelectronics Co., Ltd.	6,707	9,366
Yageo Corp.	2,511	37,706
Yuanta Financial Holding Co., Ltd.	317,000	167,107

		2,372,009

Thailand—0.6%
Bangchak Corp. PCL (e)(f)	56,500	61,596
Bangkok Bank PCL	11,400	76,853
Banpu PCL (e)(f)	161,400	95,345
Electricity Generating PCL (e)(f)	23,000	167,686
Intouch Holdings PCL	25,300	42,236
Kiatnakin Bank PCL (e)(f)	100,600	234,146
PTT Global Chemical PCL (e)(f)	47,100	118,358
PTT PCL (e)(f)	143,000	240,067
Siam Cement PCL (e)(f)	13,500	186,307
Sri Trang Agro-Industry PCL (e)(f)	8,200	4,160
Thai Oil PCL (e)(f)	3,600	9,857
Thanachart Capital PCL (e)(f)	43,800	72,797
Tisco Financial Group PCL (e)(f)	44,000	113,973

		1,423,381

Turkey—0.2%
Akbank T.A.S.	56,083	64,239
Dogus Otomotiv Servis ve Ticaret AS	909	813
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	83,530	24,707
Eregli Demir ve Celik Fabrikalari TAS	25,934	47,319
Soda Sanayii AS	106,116	121,768
TAV Havalimanlari Holding AS	10,694	55,316
Tekfen Holding AS	16,616	59,400
Tofas Turk Otomobil Fabrikasi AS	15,853	56,074
Tupras Turkiye Petrol Rafinerileri AS	58	1,288
Turkiye Halk Bankasi AS	32,412	35,931
Turkiye Vakiflar Bankasi Tao	39,830	24,940

154	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

	Shares	Value
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS (j)	10,405	$7,487

		499,282

United Kingdom—2.9%
3i Group PLC	8,560	104,816
Anglo American PLC	12,270	274,492
Aviva PLC	28,816	183,860
Bellway PLC	2,026	79,514
Berkeley Group Holdings PLC	1,337	64,051
Biffa PLC (b)	16,942	55,647
BP PLC	69,829	535,221
British American Tobacco PLC	7,322	341,355
British American Tobacco PLC ADR	4,557	212,493
BT Group PLC	46,773	137,295
Burford Capital Ltd.	2,224	56,288
Carnival PLC	3,000	186,136
Central Asia Metals PLC	8,818	27,380
Compass Group PLC	7,759	172,508
Costain Group PLC	6,064	32,959
easyJet PLC	3,319	56,795
EI Group PLC (j)	37,830	81,653
Equiniti Group PLC (b)	9,227	31,948
Ferrexpo PLC	9,554	24,848
Firstgroup PLC (j)	69,732	82,580
Gamma Communications PLC	2,555	28,506
HSBC Holdings PLC	35,404	308,913
J Sainsbury PLC	28,329	118,684
Johnson Service Group PLC	5,867	10,311
JPJ Group PLC (j)	7,484	74,053
Keller Group PLC	10,963	145,178
Legal & General Group PLC	52,714	179,955
Lloyds Banking Group PLC	334,787	257,480
Micro Focus International PLC	162	3,013
Morgan Sindall Group PLC	3,892	66,759
National Express Group PLC	29,915	152,141
Nomad Foods Ltd. (j)	2,497	50,589
Plus500 Ltd.	2,720	47,059
Primary Health Properties PLC REIT	4,727	7,028
Reach PLC	3,803	3,331
Renewables Infrastructure Group Ltd.	27,255	39,929
Rio Tinto PLC	6,110	308,198
Robert Walters PLC	2,852	25,278
Royal Dutch Shell PLC, Class A	5,860	200,771
Royal Dutch Shell PLC, Class A	16,913	579,921
Royal Dutch Shell PLC, Class B	18,364	642,860
Safestore Holdings PLC REIT	5,621	38,071
Schroders PLC	1,204	39,904
SIG PLC	20,896	34,523
Softcat PLC	4,246	44,035
Stock Spirits Group PLC	11,397	29,264
Taylor Wimpey PLC	38,774	86,668
TUI AG	7,356	141,107
Virgin Money Holdings UK PLC	906	4,519
Watkin Jones PLC	15,706	40,083

		6,449,970

United States—29.8%
3M Co.	628	132,326
Aaron’s, Inc.	1,421	77,388
Abbott Laboratories	6,245	458,133
AbbVie, Inc.	6,999	661,965
Accenture PLC, Class A	833	141,777
ACCO Brands Corp.	5,102	57,653

	Shares	Value
Activision Blizzard, Inc.	1,520	$126,449
Adobe Systems, Inc. (j)	1,180	318,541
Advanced Energy Industries, Inc. (j)	1,225	63,271
Aetna, Inc.	399	80,937
Aflac, Inc.	7,392	347,941
AG Mortgage Investment Trust, Inc. REIT	6,861	124,733
Agilent Technologies, Inc.	3,775	266,288
AGNC Investment Corp. REIT	11,166	208,023
Air Lease Corp.	2,180	100,018
Alaska Air Group, Inc.	1,211	83,389
Alcoa Corp. (j)	2,520	101,808
Align Technology, Inc. (j)	1,204	471,029
Allison Transmission Holdings, Inc.	3,130	162,791
Allstate Corp.	2,246	221,680
Ally Financial, Inc.	3,701	97,891
Alphabet, Inc., Class A (j)	347	418,857
Alphabet, Inc., Class C (j)	337	402,199
Altria Group, Inc.	8,335	502,684
Amazon.com, Inc. (j)	605	1,211,815
Amdocs Ltd.	1,479	97,584
Ameren Corp.	1,467	92,744
American Electric Power Co., Inc.	1,201	85,127
American Equity Investment Life Holding Co.	2,733	96,639
American Financial Group, Inc.	494	54,819
Ameriprise Financial, Inc.	986	145,593
AmerisourceBergen Corp.	2,098	193,478
Amgen, Inc.	2,005	415,616
Andeavor	1,286	197,401
Annaly Capital Management, Inc. REIT	36,557	373,974
Antero Resources Corp. (j)	4,279	75,781
Anthem, Inc.	1,808	495,482
Anworth Mortgage Asset Corp. REIT	7,680	35,558
Apollo Commercial Real Estate Finance, Inc. REIT	1,868	35,249
Apollo Investment Corp.	906	4,929
Apple, Inc.	10,607	2,394,424
Applied Materials, Inc.	4,290	165,808
Archer-Daniels-Midland Co.	3,502	176,046
Ares Commercial Real Estate Corp. REIT	1,466	20,480
ARMOUR Residential REIT, Inc.	1,081	24,268
Arrow Electronics, Inc. (j)	1,049	77,332
ASGN, Inc. (j)	64	5,052
AT&T, Inc.	32,463	1,090,108
Athene Holding Ltd., Class A (j)	4,084	210,979
Atmos Energy Corp.	629	59,069
Automatic Data Processing, Inc.	2,980	448,967
AutoZone, Inc. (j)	179	138,850
AvalonBay Communities, Inc. REIT	375	67,931
Avery Dennison Corp.	484	52,441
Bank of America Corp.	26,148	770,320
Bank of New York Mellon Corp.	3,768	192,130
Baxter International, Inc.	3,676	283,383
Becton Dickinson and Co.	983	256,563
Bemis Co., Inc.	10	486
Berkshire Hathaway, Inc., Class B (j)	84	17,985
Berry Global Group, Inc. (j)	1,229	59,471
Best Buy Co., Inc.	1,502	119,199
BGC Partners, Inc., Class A	7,546	89,194
Bio-Techne Corp.	691	141,040

	Shares	Value
BlackRock, Inc.	350	$164,965
Blackstone Mortgage Trust, Inc., Class A REIT	1,301	43,597
Blucora, Inc. (j)	4,313	173,598
Boeing Co.	1,387	515,825
BorgWarner, Inc.	1,997	85,432
Bristol-Myers Squibb Co.	2,297	142,598
Brixmor Property Group, Inc. REIT	256	4,483
Broadcom, Inc.	1,010	249,197
Broadridge Financial Solutions, Inc.	943	124,429
Burlington Stores, Inc. (j)	149	24,275
CA, Inc.	1,262	55,717
Cambrex Corp. (j)	115	7,866
Camping World Holdings, Inc., Class A	1,996	42,555
Capitol Federal Financial, Inc.	2,232	28,436
Capstead Mortgage Corp. REIT	2,436	19,269
Caterpillar, Inc.	1,653	252,066
Celanese Corp.	810	92,340
Centene Corp. (j)	1,597	231,214
CenterPoint Energy, Inc.	7,702	212,960
Central Garden & Pet Co., Class A (j)	2,214	73,372
Charles River Laboratories International, Inc. (j)	728	97,945
Chatham Lodging Trust REIT	3,180	66,430
Chemours Co.	1,888	74,463
Chevron Corp.	4,453	544,513
Children’s Place, Inc.	894	114,253
Chimera Investment Corp. REIT	5,353	97,050
Chubb Ltd.	399	53,322
Cigna Corp.	974	202,835
Cisco Systems, Inc.	16,154	785,892
Citigroup, Inc.	6,307	452,464
Citizens Financial Group, Inc.	3,823	147,453
Clorox Co.	747	112,356
CME Group, Inc.	610	103,828
CMS Energy Corp.	1,353	66,297
CNA Financial Corp.	777	35,470
Coca-Cola Co.	4,998	230,858
Cognizant Technology Solutions Corp., Class A	4,107	316,855
Colgate-Palmolive Co.	736	49,275
Comcast Corp., Class A	13,265	469,714
CONSOL Energy, Inc. (j)	1,354	55,257
Consolidated Edison, Inc.	3,087	235,199
Constellation Brands, Inc., Class A	1,033	222,735
Cooper Cos., Inc.	708	196,222
Cooper-Standard Holdings, Inc. (j)	545	65,389
Copa Holdings S.A., Class A	310	24,750
Crawford & Co., Class A	6,758	60,822
Cummins, Inc.	672	98,159
CVS Health Corp.	8,797	692,500
Danaher Corp.	2,121	230,468
Darden Restaurants, Inc.	1,365	151,774
Deciphera Pharmaceuticals, Inc. (j)	808	31,286
Deere & Co.	1,382	207,756
Dell Technologies, Inc., Class V (j)	548	53,222
Delta Air Lines, Inc.	1,842	106,523
Dime Community Bancshares, Inc.	279	4,980
Dollar Tree, Inc. (j)	559	45,586
Dominion Energy, Inc.	60	4,217
Donegal Group, Inc., Class A	1,812	25,749
DowDuPont, Inc.	3,650	234,731
DR Horton, Inc.	2,356	99,376

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	155

Schedule of Investments

September 30, 2018

	Shares	Value
DTE Energy Co.	614	$67,006
Duke Energy Corp.	3,126	250,143
DXC Technology Co.	1,131	105,771
Dynex Capital, Inc. REIT	17,742	113,194
E*TRADE Financial Corp. (j)	1,541	80,733
Eastman Chemical Co.	2,230	213,456
eBay, Inc. (j)	5,171	170,746
Edison International	2,752	186,255
Eli Lilly & Co.	471	50,543
Ennis, Inc.	938	19,182
Ensco PLC, Class A	782	6,600
Entergy Corp.	2,690	218,240
Enviva Partners L.P. (j)	505	16,059
Equinix, Inc. REIT	7	3,030
Equity LifeStyle Properties, Inc. REIT	653	62,982
Essent Group Ltd. (j)	2,386	105,580
Essex Property Trust, Inc. REIT	341	84,128
Estee Lauder Cos., Inc., Class A	1,164	169,152
Everest Re Group Ltd.	526	120,175
Evergy, Inc.	1,137	62,444
Exelon Corp.	5,488	239,606
Express Scripts Holding Co. (j)	992	94,250
Exxon Mobil Corp.	8,786	746,986
Facebook, Inc., Class A (j)	5,348	879,532
Federal Agricultural Mortgage Corp., Class C	128	9,239
FedEx Corp.	1,340	322,659
Fidelity National Information Services, Inc.	1,301	141,900
First American Financial Corp.	1,114	57,471
First NBC Bank Holding Co. (j)	1,041	37
Ford Motor Co.	14,617	135,207
FTI Consulting, Inc. (j)	680	49,769
Gaming and Leisure Properties, Inc. REIT	1,505	53,051
Gap, Inc.	2,802	80,838
Garmin Ltd.	934	65,427
General Mills, Inc.	1,528	65,582
General Motors Co.	11,841	398,686
German American Bancorp, Inc.	67	2,364
Gilead Sciences, Inc.	300	23,163
Global Brass & Copper Holdings, Inc.	1,340	49,446
Goldman Sachs Group, Inc.	919	206,077
Granite Point Mortgage Trust, Inc. REIT	160	3,085
Hamilton Beach Brands Holding Co., Class A	2,937	64,438
Hartford Financial Services Group, Inc.	1,186	59,253
Hawkins, Inc.	820	33,989
Healthcare Services Group, Inc.	615	24,981
Hershey Co.	478	48,756
Hewlett Packard Enterprise Co.	10,717	174,794
Hill-Rom Holdings, Inc.	825	77,880
Home Depot, Inc.	4,718	977,334
Hooker Furniture Corp.	1,061	35,862
Horizon Pharma PLC (j)	462	9,046
HP, Inc.	14,399	371,062
Humana, Inc.	616	208,528
Huntington Ingalls Industries, Inc.	933	238,923
Illumina, Inc. (j)	630	231,248
Ingredion, Inc.	2,659	279,089
Insight Enterprises, Inc. (j)	12	649
Intel Corp.	17,473	826,298
Intuitive Surgical, Inc. (j)	1,368	785,232

	Shares	Value
Invesco Ltd.	257	$5,880
Invesco Mortgage Capital, Inc. REIT	6,262	99,065
IQVIA Holdings, Inc. (j)	1,111	144,141
Jacobs Engineering Group, Inc.	1,127	86,216
Janus Henderson Group PLC	2,964	79,909
Jefferies Financial Group, Inc.	3,905	85,754
JetBlue Airways Corp. (j)	2,879	55,737
John B Sanfilippo & Son, Inc.	57	4,069
Johnson & Johnson	11,769	1,626,123
Jones Lang LaSalle, Inc.	661	95,396
JPMorgan Chase & Co.	8,823	995,587
Kansas City Southern	1,153	130,612
Kellogg Co.	315	22,056
Kimberly-Clark Corp.	922	104,776
Kohl’s Corp.	1,185	88,342
Korn/Ferry International	801	39,441
Laboratory Corp. of America Holdings (j)	2,231	387,480
Lam Research Corp.	1,659	251,670
Lamb Weston Holdings, Inc.	1,844	122,810
Las Vegas Sands Corp.	2,241	132,959
Lear Corp.	727	105,415
Legg Mason, Inc.	2,584	80,698
Leidos Holdings, Inc.	1,817	125,664
Lennar Corp., Class A	1,997	93,240
LHC Group, Inc. (j)	1,644	169,316
Lincoln National Corp.	2,047	138,500
Macy’s, Inc.	3,876	134,613
Magellan Health, Inc. (j)	870	62,684
Manhattan Associates, Inc. (j)	85	4,641
ManpowerGroup, Inc.	958	82,350
Marathon Petroleum Corp.	2,480	198,326
Marsh & McLennan Cos., Inc.	482	39,871
Marvell Technology Group Ltd.	180	3,474
Masimo Corp. (j)	867	107,976
Mastercard, Inc., Class A	2,774	617,520
Maxim Integrated Products, Inc.	1,447	81,596
MCBC Holdings, Inc. (j)	2,622	94,077
McDonald’s Corp.	5,430	908,385
McKesson Corp.	1,722	228,423
MDC Holdings, Inc.	2,375	70,253
MedEquities Realty Trust, Inc. REIT	2,170	21,092
Mercer International, Inc.	4,271	71,753
Merck & Co., Inc.	7,409	525,594
Merit Medical Systems, Inc. (j)	1,530	94,019
Mettler-Toledo International, Inc. (j)	390	237,502
MFA Financial, Inc. REIT	5,882	43,233
Micron Technology, Inc. (j)	4,476	202,449
Microsoft Corp.	16,002	1,830,149
Mid-America Apartment Communities, Inc. REIT	472	47,285
MKS Instruments, Inc.	679	54,422
Mohawk Industries, Inc. (j)	327	57,339
Molson Coors Brewing Co., Class B	1,697	104,366
Mondelez International, Inc., Class A	5,725	245,946
Morgan Stanley	4,451	207,283
Morningstar, Inc.	74	9,317
Motorola Solutions, Inc.	346	45,028
New Residential Investment Corp. REIT	2,868	51,108
Nexeo Solutions, Inc. (j)	10,834	132,716
NextEra Energy, Inc.	1,319	221,064
Northfield Bancorp, Inc.	664	10,571
Northrop Grumman Corp.	1,214	385,287
NVIDIA Corp.	1,546	434,457

	Shares	Value
NVR, Inc. (j)	12	$29,650
ON Semiconductor Corp. (j)	4,404	81,166
Oracle Corp.	12,205	629,290
Orchid Island Capital, Inc. REIT	4,056	29,406
Oritani Financial Corp.	1,427	22,190
Orthofix Medical, Inc. (j)	956	55,266
Oshkosh Corp.	509	36,261
Owens Corning	1,694	91,933
PACCAR, Inc.	2,354	160,519
Park Hotels & Resorts, Inc. REIT	1,392	45,685
Parker-Hannifin Corp.	406	74,676
Paychex, Inc.	1,023	75,344
PBF Energy, Inc., Class A	1,227	61,240
Penn Virginia Corp. (j)	2,514	202,478
PepsiCo, Inc.	7,111	795,010
PerkinElmer, Inc.	539	52,429
Perspecta, Inc.	850	21,862
PetMed Express, Inc.	813	26,837
Pfizer, Inc.	16,529	728,433
PG&E Corp.	3,187	146,634
Phibro Animal Health Corp., Class A	1,042	44,702
Phillips 66	1,469	165,586
Pinnacle Foods, Inc.	2,679	173,626
Pinnacle West Capital Corp.	614	48,617
PNC Financial Services Group, Inc.	1,699	231,387
PPL Corp.	2,526	73,911
Principal Financial Group, Inc.	2,058	120,578
Procter & Gamble Co.	9,750	811,492
Progressive Corp.	4,663	331,260
Prudential Financial, Inc.	1,805	182,883
PVH Corp.	887	128,083
QCR Holdings, Inc.	406	16,585
Quest Diagnostics, Inc.	1,783	192,404
Raymond James Financial, Inc.	1,341	123,439
Ready Capital Corp.	2,721	45,305
Regeneron Pharmaceuticals, Inc. (j)	448	181,010
Regions Financial Corp.	14,517	266,387
Reinsurance Group of America, Inc.	747	107,986
Reliance Steel & Aluminum Co.	554	47,251
Republic Services, Inc.	3,365	244,501
Royal Caribbean Cruises Ltd.	1,337	173,730
Rudolph Technologies, Inc. (j)	2,029	49,609
S&P Global, Inc.	423	82,650
Sanderson Farms, Inc.	792	81,869
Santander Consumer USA Holdings, Inc.	369	7,395
Schweitzer-Mauduit International, Inc.	1,649	63,173
Seaboard Corp.	15	55,651
SMART Global Holdings, Inc. (j)	1,023	29,401
Southern Co.	3,092	134,811
SP Plus Corp. (j)	812	29,638
Speedway Motorsports, Inc.	3,832	68,401
Spirit AeroSystems Holdings, Inc., Class A	1,453	133,197
Stanley Black & Decker, Inc.	1,296	189,786
State Street Corp.	1,763	147,704
Stoneridge, Inc. (j)	2,765	82,176
Stryker Corp.	1,778	315,915
SunTrust Banks, Inc.	1,463	97,714
Superior Industries International, Inc.	3,587	61,158
Sykes Enterprises, Inc. (j)	1,758	53,601
SYNNEX Corp.	333	28,205

156	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

	Shares	Value
Sysco Corp.	2,786	$204,074
T-Mobile U.S., Inc. (j)	670	47,021
Target Corp.	7,789	687,068
Teleflex, Inc.	653	173,757
Tenneco, Inc.	1,049	44,205
Teradyne, Inc.	827	30,582
Texas Instruments, Inc.	5,763	618,312
Thermo Fisher Scientific, Inc.	1,532	373,931
Thor Industries, Inc.	991	82,947
Toll Brothers, Inc.	2,023	66,820
Total System Services, Inc.	1,496	147,715
Tower International, Inc.	2,305	69,726
TransUnion	1,002	73,727
Travelers Cos., Inc.	1,163	150,853
Trinseo S.A.	1,428	111,812
Triton International Ltd.	1,282	42,652
Two Harbors Investment Corp. REIT	4,723	70,514
Tyson Foods, Inc., Class A	3,625	215,796
UnitedHealth Group, Inc.	4,422	1,176,429
Unum Group	5,817	227,270
Vail Resorts, Inc.	212	58,177
Valero Energy Corp.	3,154	358,767
Venator Materials PLC (j)	2,225	20,025
Verizon Communications, Inc.	11,948	637,904
Versum Materials, Inc.	1,038	37,378
Visa, Inc., Class A	1,804	270,762
Vishay Intertechnology, Inc.	3,818	77,696
Walmart, Inc.	6,734	632,390
Waste Management, Inc.	6,700	605,412
Waterstone Financial, Inc.	720	12,348
WEC Energy Group, Inc.	3,077	205,421
Weight Watchers International, Inc. (j)	995	71,630
Weis Markets, Inc.	969	42,055
WellCare Health Plans, Inc. (j)	270	86,532
Wells Fargo & Co.	3,409	179,177
Werner Enterprises, Inc.	1,726	61,014
Western Asset Mortgage Capital Corp. REIT	4,189	41,974
Western Digital Corp.	1,276	74,697
Windstream Holdings, Inc. (j)	294	1,441
Wynn Resorts Ltd.	579	73,568
Xcel Energy, Inc.	4,361	205,883
Xcerra Corp. (j)	5,732	81,796
Xenia Hotels & Resorts, Inc. REIT	2,025	47,993
Xerox Corp.	2,807	75,733
Xylem, Inc.	818	65,334
Zebra Technologies Corp., Class A (j)	196	34,659
Zoetis, Inc.	2,000	183,120

		66,274,618

Total Common Stock (cost—$115,105,421)		133,337,153

	Principal Amount (000s)
Corporate Bonds & Notes—14.8%
Australia—0.2%
Westpac Banking Corp.,
2.80%, 1/11/22	$100	97,781
3.40%, 1/25/28	250	238,666

		336,447

	Principal Amount (000s)	Value
Canada—1.6%
Bank of Montreal,
1.90%, 8/27/21	$400	$384,618
2.10%, 6/15/20	350	344,502
Bank of Nova Scotia,
1.85%, 4/14/20	1,000	981,769
1.875%, 4/26/21	98	94,746
2.15%, 7/14/20	350	344,360
Nutrien Ltd.,
4.00%, 12/15/26	100	96,815
Royal Bank of Canada,
1.875%, 2/5/20	39	38,412
2.125%, 3/2/20	300	296,834
2.30%, 3/22/21	300	293,626
Toronto-Dominion Bank,
1.80%, 7/13/21	400	385,485
1.90%, 10/24/19	200	198,016
2.25%, 3/15/21 (a)(b)	200	195,449

		3,654,632

China—0.2%
CNOOC Nexen Finance 2014 ULC,
4.25%, 4/30/24	300	303,007
State Grid Overseas Investment 2016 Ltd. (a)(b),
3.75%, 5/2/23	200	200,193

		503,200

France—0.3%
Dexia Credit Local S.A. (a)(b),
3.25%, 9/26/23	250	248,911
Orange S.A.,
1.625%, 11/3/19	350	344,787

		593,698

Germany—1.2%
Bayer U.S. Finance II LLC (a)(b),
3.50%, 6/25/21	350	349,177
BMW U.S. Capital LLC (a)(b),
3.45%, 4/12/23	150	148,681
Daimler Finance North America LLC (a)(b),
2.30%, 2/12/21	350	340,801
Deutsche Bank AG,
2.85%, 5/10/19	350	349,314
Deutsche Telekom International Finance BV (a)(b),
4.75%, 6/21/38	150	148,358
KFW,
1.25%, 9/30/19	400	394,279
1.50%, 4/20/20	550	538,550
2.75%, 7/15/20	300	299,230
Landwirtschaftliche Rentenbank, Ser. 37,
2.50%, 11/15/27	200	188,865

		2,757,255

Kazakhstan—0.1%
KazMunayGas National Co. JSC (a)(b),
4.75%, 4/24/25	200	202,615

Korea (Republic of)—0.2%
Kia Motors Corp. (a)(b),
3.50%, 10/25/27	350	325,519

Netherlands—0.2%
ING Groep NV,
4.10%, 10/2/23	200	200,059
Shell International Finance BV,
2.125%, 5/11/20	350	345,555

		545,614

New Zealand—0.1%
BNZ International Funding Ltd. (a)(b),
3.375%, 3/1/23	250	244,635

Norway—0.1%
Equinor ASA,
2.65%, 1/15/24	200	191,947

	Principal Amount (000s)	Value
Spain—0.2%
Banco Bilbao Vizcaya Argentaria S.A.,
3.00%, 10/20/20	$400	$395,044

Switzerland—0.4%
Glencore Funding LLC (a)(b),
3.00%, 10/27/22	350	335,836
Novartis Capital Corp.,
1.80%, 2/14/20	300	295,542
Tyco Electronics Group S.A.,
3.45%, 8/1/24	200	195,587

		826,965

United Kingdom—0.9%
Barclays PLC,
2.75%, 11/8/19	350	348,596
4.375%, 1/12/26	200	193,878
4.95%, 1/10/47	200	185,214
BP Capital Markets PLC,
2.315%, 2/13/20	300	297,383
CBS Corp. (a)(b),
3.70%, 6/1/28	250	234,596
Diageo Capital PLC,
3.00%, 5/18/20	200	199,604
Lloyds Banking Group PLC,
4.05%, 8/16/23	200	198,708
Unilever Capital Corp.,
1.80%, 5/5/20	350	343,427

		2,001,406

United States—9.1%
Abbott Laboratories,
4.90%, 11/30/46	200	217,393
Allstate Corp.,
3.28%, 12/15/26	400	384,855
American Honda Finance Corp.,
1.95%, 7/20/20	200	196,464
2.00%, 2/14/20	300	295,969
2.60%, 11/16/22	100	96,877
Apple, Inc.,
1.90%, 2/7/20	350	345,913
3.85%, 8/4/46	200	191,586
Bank of America Corp.,
4.00%, 4/1/24	200	201,770
5.625%, 7/1/20	300	312,336
Bank of New York Mellon Corp.,
2.60%, 2/7/22	300	292,712
Cargill, Inc. (a)(b),
3.05%, 4/19/21	200	198,538
3.25%, 3/1/23	50	49,296
Caterpillar Financial Services Corp.,
2.10%, 1/10/20	350	346,370
3.15%, 9/7/21	100	99,922
3.45%, 5/15/23	150	150,326
Citigroup, Inc.,
2.45%, 1/10/20	500	495,922
8.125%, 7/15/39	250	359,976
CNH Industrial Capital LLC,
4.875%, 4/1/21	350	358,969
Colgate-Palmolive Co.,
2.25%, 11/15/22	100	96,352
3.70%, 8/1/47	100	95,062
Comcast Corp.,
2.75%, 3/1/23	200	193,380
Commonwealth Edison Co.,
2.55%, 6/15/26	200	184,043
Consolidated Edison Co. of New York, Inc.,
4.50%, 5/15/58	50	49,515
CRH America Finance, Inc. (a)(b),
3.95%, 4/4/28	200	193,996
CSX Corp.,
2.60%, 11/1/26	50	45,572

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	157

Schedule of Investments

September 30, 2018

	Principal Amount (000s)	Value
CVS Health Corp.,
4.10%, 3/25/25	$200	$199,324
Discovery Communications LLC,
3.80%, 3/13/24	200	196,421
Dow Chemical Co.,
7.375%, 11/1/29	400	501,611
Duke Energy Carolinas LLC,
2.50%, 3/15/23	100	96,142
Ecolab, Inc.,
2.375%, 8/10/22	100	95,958
Energy Transfer Partners L.P., Ser. 30Y,
6.00%, 6/15/48	50	53,304
FedEx Corp.,
3.40%, 2/15/28	50	47,936
4.10%, 4/15/43	300	275,453
Fifth Third Bancorp,
2.60%, 6/15/22	350	337,155
Florida Power & Light Co.,
3.70%, 12/1/47	100	93,461
3.95%, 3/1/48	150	147,278
Ford Motor Co.,
5.291%, 12/8/46	150	133,531
Ford Motor Credit Co. LLC,
2.681%, 1/9/20	350	346,456
General Dynamics Corp.,
3.375%, 5/15/23	100	99,907
General Electric Co.,
5.50%, 1/8/20	300	308,722
General Mills, Inc.,
2.60%, 10/12/22	100	95,934
General Motors Co.,
5.15%, 4/1/38	150	139,770
General Motors Financial Co., Inc.,
2.65%, 4/13/20	350	346,519
4.35%, 4/9/25	100	98,252
Georgia Power Co., Ser. C,
2.00%, 9/8/20	200	195,216
Goldman Sachs Group, Inc.,
2.55%, 10/23/19	400	398,488
6.00%, 6/15/20, Ser. D	300	313,339
Harley-Davidson Financial Services, Inc., Ser. SR (a)(b),
3.55%, 5/21/21	150	149,493
Home Depot, Inc.,
2.00%, 4/1/21	200	195,127
International Business Machines Corp.,
1.90%, 1/27/20	350	345,428
International Paper Co.,
4.35%, 8/15/48	100	91,729
John Deere Capital Corp.,
1.95%, 6/22/20	250	245,647
2.65%, 6/24/24	200	190,687
3.05%, 1/6/28	150	142,017
Johnson & Johnson,
1.95%, 11/10/20	100	98,007
JPMorgan Chase & Co.,
3.625%, 5/13/24	400	397,007
4.40%, 7/22/20	300	306,368
Kellogg Co.,
3.25%, 5/14/21	150	149,489
3.40%, 11/15/27	100	93,138
Keurig Dr. Pepper, Inc.,
4.42%, 12/15/46	250	228,516
Kinder Morgan, Inc.,
3.15%, 1/15/23	350	340,891
Kraft Heinz Foods Co.,
4.00%, 6/15/23	100	100,286
5.375%, 2/10/20	350	359,825
Kroger Co.,
4.65%, 1/15/48	150	141,868
Merck & Co., Inc.,
1.85%, 2/10/20	350	345,398

	Principal Amount (000s)	Value
MetLife, Inc.,
5.70%, 6/15/35	$100	$114,614
Morgan Stanley,
2.50%, 4/21/21	400	390,718
2.80%, 6/16/20	350	347,452
3.625%, 1/20/27	200	191,984
4.375%, 1/22/47	50	48,795
Nestle Holdings, Inc. (a)(b),
3.50%, 9/24/25	150	149,045
Northrop Grumman Corp.,
2.08%, 10/15/20	350	342,251
Nucor Corp.,
4.40%, 5/1/48	50	49,157
Oracle Corp.,
2.625%, 2/15/23	350	339,535
3.85%, 7/15/36	200	193,052
PACCAR Financial Corp.,
2.30%, 8/10/22	50	47,982
Pacific Gas & Electric Co.,
4.00%, 12/1/46	300	262,057
Pfizer, Inc.,
3.60%, 9/15/28	100	98,823
Philip Morris International, Inc.,
2.00%, 2/21/20	300	295,812
2.375%, 8/17/22	100	95,983
Phillips 66,
4.875%, 11/15/44	150	155,702
PPL Electric Utilities Corp.,
4.15%, 6/15/48	50	49,732
Procter & Gamble Co.,
1.90%, 10/23/20	100	97,875
State Street Corp.,
2.55%, 8/18/20	350	347,488
Thermo Fisher Scientific, Inc.,
4.10%, 8/15/47	100	93,724
Toyota Motor Credit Corp.,
1.90%, 4/8/21	200	193,990
1.95%, 4/17/20	350	345,168
United Parcel Service, Inc.,
2.05%, 4/1/21	350	340,874
United Technologies Corp.,
1.90%, 5/4/20	350	343,048
3.35%, 8/16/21	100	99,877
Verizon Communications, Inc.,
4.125%, 8/15/46	200	179,724
Walmart, Inc.,
3.125%, 6/23/21	350	350,993
Walt Disney Co.,
2.30%, 2/12/21	250	245,545
Wells Fargo & Co.,
3.00%, 2/19/25	150	142,252
Wells Fargo Bank N.A.,
2.15%, 12/6/19	500	495,404

		20,342,868

Total Corporate Bonds & Notes (cost—$33,786,771)		32,921,845

U.S. Government Agency Securities (c)—7.0%
Fannie Mae, MBS, TBA,
2.50%, 10/16/33, 15 Year	470	453,523
3.00%, 10/16/33, 15 Year	470	464,263
3.00%, 10/11/48, 30 Year	1,370	1,311,096
3.50%, 10/16/33, 15 Year	370	371,930
3.50%, 10/11/48, 30 Year	1,760	1,732,106
4.00%, 10/11/48, 30 Year	1,270	1,282,469
4.50%, 10/11/48, 30 Year	540	557,149
5.00%, 10/11/48, 30 Year	380	398,970
Freddie Mac, MBS, TBA,
2.50%, 10/16/33, 15 Year	340	327,899
3.00%, 10/16/33, 15 Year	300	295,608
3.00%, 10/11/48, 30 Year	940	899,297

	Principal Amount (000s)	Value
3.50%, 10/16/33, 15 Year	$200	$201,053
3.50%, 10/11/48, 30 Year	1,190	1,170,988
4.00%, 10/11/48, 30 Year	750	757,347
4.50%, 10/11/48, 30 Year	330	340,661
5.00%, 10/11/48, 30 Year	240	252,037
Ginnie Mae, MBS, TBA, 30 Year,
3.00%, 10/18/48	1,310	1,268,832
3.50%, 10/18/48	1,730	1,720,370
4.00%, 10/18/48	960	976,294
4.50%, 10/18/48	680	702,950

Total U.S. Government Agency Securities (cost—$15,582,047)		15,484,842

U.S. Treasury Obligations—6.3%
U.S. Treasury Bonds,
2.25%, 8/15/46	380	313,589
2.75%, 11/15/47	180	164,644
3.125%, 2/15/43	1,356	1,339,262
4.375%, 5/15/41	1,191	1,419,430
4.50%, 2/15/36	430	510,289
5.25%, 2/15/29	310	370,208
6.875%, 8/15/25	75	92,977
U.S. Treasury Notes,
1.125%, 9/30/21	1,400	1,330,000
1.375%, 9/30/23 (g)	2,400	2,225,437
1.50%, 8/15/26	250	223,379
1.75%, 11/30/19	350	346,281
2.00%, 7/31/22	1,400	1,353,516
2.125%, 1/31/21	750	737,754
2.25%, 11/15/27	480	449,363
2.75%, 8/15/21	1,650	1,644,328
2.75%, 4/30/23	1,000	992,109
2.875%, 5/15/28	450	443,320

Total U.S. Treasury Obligations (cost—$14,412,163)		13,955,886

	Shares
Exchange-Traded Funds—6.0%
Invesco Senior Loan	192,790	4,466,944
Schwab U.S. TIPS	165,460	8,928,222

Total Exchange-Traded Funds (cost—$13,543,896)		13,395,166

	Principal Amount (000s)
Sovereign Debt Obligations—4.0%
Argentina—0.2%
Argentine Republic Government International Bond,
4.625%, 1/11/23	$150	127,125
6.25%, 4/22/19	300	300,919

		428,044

Canada—0.2%
Export Development Canada,
2.50%, 1/24/23	200	195,303
Province of Quebec Canada,
2.875%, 10/16/24	200	195,783

		391,086

Chile—0.1%
Chile Government International Bond,
3.86%, 6/21/47	200	190,904

Croatia—0.1%
Croatia Government International Bond,
6.75%, 11/5/19	300	311,037

158	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

	Principal Amount (000s)	Value
Finland—0.2%
Nordic Investment Bank,
1.25%, 8/2/21	$500	$476,012

Germany—0.2%
FMS Wertmanagement AoeR,
1.75%, 1/24/20	500	493,050

Indonesia—0.2%
Indonesia Government International Bond,
11.625%, 3/4/19	300	311,206

Japan—0.2%
Japan Bank for International Cooperation,
1.50%, 7/21/21	300	286,087
2.125%, 7/21/20	200	196,578

		482,665

Korea (Republic of)—0.4%
Export-Import Bank of Korea,
1.75%, 5/26/19	500	496,346
2.50%, 11/1/20	200	196,539
Korea Development Bank,
3.00%, 1/13/26	100	93,900

		786,785

Latvia—0.2%
Latvia Government International Bond,
2.75%, 1/12/20	500	496,620

Mexico—0.2%
Mexico Government International Bond,
4.125%, 1/21/26	300	298,053
4.60%, 2/10/48	200	188,461

		486,514

Panama—0.1%
Panama Government International Bond,
7.125%, 1/29/26	150	178,729

Poland—0.2%
Poland Government International Bond,
6.375%, 7/15/19	500	513,960

Sri Lanka—0.1%
Sri Lanka Government International Bond (a)(b),
5.75%, 4/18/23	200	195,842

Supranational—0.6%
Corp. Andina de Fomento,
2.20%, 7/18/20	350	342,740
Council of Europe Development Bank,
1.625%, 3/16/21	500	483,946
European Investment Bank,
2.875%, 9/15/20	500	499,651

		1,326,337

Sweden—0.5%
Kommuninvest I Sverige AB (a)(b),
2.75%, 10/22/20	350	348,327
Svensk Exportkredit AB,
1.75%, 5/18/20	350	343,383
2.875%, 5/22/21	350	348,696

		1,040,406

	Principal Amount (000s)	Value
United States—0.3%
Inter-American Development Bank,
3.20%, 8/7/42	$180	$174,015
International Finance Corp.,
1.75%, 9/16/19	500	495,497

		669,512

Uruguay—0.0%
Uruguay Government International Bond,
4.975%, 4/20/55	50	50,092

Total Sovereign Debt Obligations (cost—$9,055,408)		8,828,801

	Shares
Mutual Funds—2.0%
AllianzGI International Growth (h)(i) (cost—$4,470,226)	240,206	4,400,566

Preferred Stock—0.3%
Brazil—0.0%
Cia Paranaense de Energia	4,300	22,796

Colombia—0.0%
Avianca Holdings S.A.	35,036	25,011
Banco Davivienda S.A.	6,393	73,795
Grupo Aval Acciones y Valores S.A.	9,215	3,623

		102,429

Germany—0.1%
Henkel AG & Co. KGaA	1,049	122,996

Korea (Republic of)—0.2%
Samsung Electronics Co., Ltd.	13,200	450,216

Total Preferred Stock (cost—$609,198)		698,437

	Principal Amount (000s)
Repurchase Agreements—4.0%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $8,982,314; collateralized by U.S. Treasury Notes, 2.00%, due 9/30/20, valued at $9,165,702 including accrued interest
(cost—$8,982,000)	$8,982	8,982,000

Total Investments (cost—$215,547,130) (d)—104.3%		232,004,696

Liabilities in excess of other assets (k)—(4.3)%		(9,575,347)

Net Assets—100.0%		$222,429,349

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $4,259,308, representing 1.9% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $5,667,978, representing 2.5% of net assets.

(c) When-issued or delayed-delivery. To be settled/delivered after September 30, 2018.

(d) Securities with an aggregate value of $55,895,020, representing 25.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Fair-Valued—Securities with an aggregate value of $1,318,127, representing 0.6% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g) All or partial amount segregated for the benefit of the counterparty as collateral for when-issued or delayed deliver securities.

(h) Affiliated fund.

(i) Institutional Class share.

(j) Non-income producing.

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	159

Schedule of Investments

September 30, 2018

(k) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
5-Year U.S. Treasury Note	24	12/31/18		$2,400	$2,700	$(18,229)
10-Year Ultra U.S. Treasury Bond	44	12/19/18		4,400	5,544	(26,893)
Dow Jones U.S. Real Estate Index	208	12/21/18		21	6,614	(152,304)
E-mini Russell 2000 Index	52	12/21/18		3	4,422	(22,477)
E-mini S&P 500 Index	64	12/21/18		3	9,341	72,656
Euro-Bund 10-Year Bond	45	12/6/18	EUR	4,500	8,296	(103,505)
Nikkei 225 Index	60	12/13/18		$— (m)	7,256	167,225
SPI 200 Index	60	12/20/18	AUD	2	6,716	(163)
U.S. Ultra Treasury Bond	72	12/19/18		$7,200	11,108	(87,841)
United Kingdom Government 10-Year Gilt	54	12/27/18	GBP	5,400	8,512	(96,513)

						$(268,044)

Short position contracts:
2-Year U.S. Treasury Note	(59)	12/31/18		$(11,800)	$(12,433)	$36,776
Euro Currency	(31)	12/17/18		(3,875)	(4,527)	(3,376)
Mini MSCI Emerging Markets Index	(127)	12/21/18		(6)	(6,666)	(111,358)
MSCI EAFE Index	(147)	12/21/18		(7)	(14,520)	(67,324)

						$(145,282)

						$(413,326)

(l) At September 30, 2018, the Fund pledged $5,109,391 in cash as collateral for futures contracts.

(m) Notional amount rounds to less than 500.

Glossary:

ADR—American Depositary Receipt

AUD—Australian Dollar

GBP—British Pound

EAFE—Europe, Australasia and Far East

EUR—Euro

GDR—Global Depositary Receipt

MBS—Mortgage-Backed Securities

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

TBA—To Be Announced

TIPS—Treasury Inflation Protected Securities

UNIT—More than one class of securities traded together

160	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Banks	9.4%
U.S. Government Agency Securities	7.0%
U.S. Treasury Obligations	6.3%
Exchange-Traded Funds	6.0%
Oil, Gas & Consumable Fuels	4.2%
Sovereign Debt Obligations	4.0%
Pharmaceuticals	3.2%
Insurance	3.1%
Technology Hardware, Storage & Peripherals	2.5%
Mutual Funds	2.0%
Banking	2.0%
Healthcare Providers & Services	2.0%
Electric Utilities	2.0%
Diversified Telecommunication Services	1.9%
IT Services	1.9%
Semiconductors & Semiconductor Equipment	1.8%
Healthcare Equipment & Supplies	1.8%
Software	1.7%
Auto Manufacturers	1.4%
Chemicals	1.4%
Food Products	1.4%
Hotels, Restaurants & Leisure	1.3%
Automobiles	1.3%
Food & Staples Retailing	1.2%
Metals & Mining	1.2%
Interactive Media & Services	1.2%
Capital Markets	1.2%
Machinery	1.1%
Trading Companies & Distributors	1.1%
Construction & Engineering	1.0%
Aerospace & Defense	1.0%
Auto Components	1.0%
Media	0.9%
Internet & Direct Marketing Retail	0.8%
Specialty Retail	0.8%
Airlines	0.8%
Household Durables	0.8%
Equity Real Estate Investment Trusts (REITs)	0.8%
Life Sciences Tools & Services	0.7%
Electronic Equipment, Instruments & Components	0.7%
Wireless Telecommunication Services	0.7%
Food & Beverage	0.7%
Beverages	0.7%
Mortgage Real Estate Investment Trusts (REITs)	0.6%
Real Estate Management & Development	0.6%
Tobacco	0.6%
Household Products	0.6%
Commercial Services & Supplies	0.6%
Biotechnology	0.6%
Multi-Line Retail	0.6%
Multi-Utilities	0.5%
Paper & Forest Products	0.5%
Communications Equipment	0.5%
Industrial Conglomerates	0.5%
Machinery-Diversified	0.4%

Transportation	0.3%
Telecommunications	0.3%
Diversified Financial Services	0.3%
Consumer Products	0.3%
Road & Rail	0.3%
Textiles, Apparel & Luxury Goods	0.3%
Air Freight & Logistics	0.3%
Machinery-Construction & Mining	0.3%
Transportation Infrastructure	0.2%
Retail	0.2%
Agriculture	0.2%
Independent Power Producers & Energy Traders	0.2%
Personal Products	0.2%
Professional Services	0.2%
Electrical Equipment	0.2%
Pipelines	0.2%
Construction Materials	0.2%
Mining	0.2%
Leisure Equipment & Products	0.2%
Healthcare-Products	0.1%
Miscellaneous Manufacturing	0.1%
Thrifts & Mortgage Finance	0.1%
Building Products	0.1%
Containers & Packaging	0.1%
Electronics	0.1%
Building Materials	0.1%
Computers	0.1%
Gas Utilities	0.1%
Consumer Finance	0.1%
Water Utilities	0.1%
Commercial Services	0.0%
Diversified Consumer Services	0.0%
Marine	0.0%
Iron/Steel	0.0%
Advertising	0.0%
Energy Equipment & Services	0.0%
Distributors	0.0%
Repurchase Agreements	4.0%
Liabilities in excess of other assets	(4.3)%

100.0%

AllianzGI Global High Yield Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—95.1%
Australia—0.6%
Nufarm Australia Ltd. (a)(b),
5.75%, 4/30/26	$150	$142,313

Belgium—0.6%
Nyrstar Netherlands Holdings BV,
6.875%, 3/15/24	€150	132,336

Brazil—3.8%
Banco do Brasil S.A., (converts to FRN on 4/15/24) (a)(b)(c)(e),
6.25%, 4/15/24	$200	153,500
Petrobras Global Finance BV,
4.375%, 5/20/23	250	238,075
4.75%, 1/14/25	€100	120,054
5.299%, 1/27/25	$50	46,825
5.999%, 1/27/28	100	92,450
Vale S.A.,
3.75%, 1/10/23	€150	192,096

		843,000

Canada—4.5%
Cott Holdings, Inc. (a)(b),
5.50%, 4/1/25	$250	244,687
Northwest Acquisitions ULC (a)(b),
7.125%, 11/1/22	150	153,750
Precision Drilling Corp.,
7.75%, 12/15/23	100	106,250
Ritchie Bros Auctioneers, Inc. (a)(b),
5.375%, 1/15/25	150	150,675
Rockpoint Gas Storage Canada Ltd. (a)(b),
7.00%, 3/31/23	150	153,000
Superior Plus L.P. (a)(b),
7.00%, 7/15/26	100	101,250
Teck Resources Ltd. (a)(b),
8.50%, 6/1/24	80	87,660

		997,272

Chile—1.1%
VTR Finance BV,
6.875%, 1/15/24	250	255,312

China—0.9%
Country Garden Holdings Co., Ltd.,
3.875%, 11/20/18	200	199,539

Colombia—0.9%
Millicom International Cellular S.A.,
6.00%, 3/15/25	200	201,375

France—2.6%
Altice France S.A.,
5.625%, 5/15/24	€100	121,553
Banijay Group SAS (a)(b),
4.00%, 7/1/22	100	120,574
BNP Paribas S.A., (converts to FRN on 3/30/21) (a)(b)(c)(e),
7.625%, 3/30/21	$200	210,500
Paprec Holding S.A. (a)(b),
4.00%, 3/31/25	€100	117,213

		569,840

Germany—1.6%
Blitz F18-674 GmbH (a)(b),
6.00%, 7/30/26	100	117,495
DEMIRE Deutsche Mittelstand Real Estate AG,
2.875%, 7/15/22	200	237,777

		355,272

Ghana—0.9%
Tullow Oil PLC (a)(b),
7.00%, 3/1/25	$200	195,250

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	161

Schedule of Investments

September 30, 2018

	Principal Amount (000s)	Value
Greece—0.6%
Crystal Almond SARL,
10.00%, 11/1/21	€100	$126,014

Ireland—0.9%
Ardagh Packaging Finance PLC,
4.625%, 5/15/23	$200	198,750

Israel—1.8%
Teva Pharmaceutical Finance Netherlands II BV,
3.25%, 4/15/22	€100	121,170
Teva Pharmaceutical Finance Netherlands III BV,
2.80%, 7/21/23	$300	267,375

		388,545

Italy—2.4%
Assicurazioni Generali SpA, (converts to FRN on 6/8/28) (e),
5.00%, 6/8/48	€100	121,112
Cooperativa Muratori & Cementisti-CMC di Ravenna (a)(b),
6.00%, 2/15/23	100	65,116
Fiat Chrysler Automobiles NV,
5.25%, 4/15/23	$250	255,552
Telecom Italia Finance S.A.,
7.75%, 1/24/33	€50	79,944

		521,724

Luxembourg—1.0%
Altice Luxembourg S.A.,
6.25%, 2/15/25	100	108,793
Arena Luxembourg Finance Sarl,
2.875%, 11/1/24	100	116,657

		225,450

Netherlands—5.1%
de Volksbank NV, (converts to FRN on 11/5/20) (e),
3.75%, 11/5/25	100	122,938
Eagle Intermediate Global Holding BV,
5.375%, 5/1/23	100	113,987
InterXion Holding NV (a)(b),
4.75%, 6/15/25	200	244,317
IPD 3 BV (a)(b),
4.50%, 7/15/22	100	118,810
Nostrum Oil & Gas Finance BV,
8.00%, 7/25/22	$200	190,883
Selecta Group BV, 3 mo. EURIBOR + 5.375% (e),
5.375%, 2/1/24	€100	116,470
Sunshine Mid BV (a)(b),
6.50%, 5/15/26	100	113,681
United Group BV (a)(b),
4.875%, 7/1/24	100	119,855

		1,140,941

Norway—0.7%
Aker BP ASA (a)(b),
5.875%, 3/31/25	$150	155,438

Romania—1.1%
Digi Communications NV,
5.00%, 10/15/23	€200	244,822

Spain—0.8%
Grifols S.A. (a)(b),
3.20%, 5/1/25	150	176,963

Sweden—0.5%
Perstorp Holding AB, 3 mo. EURIBOR + 4.250% (e),
4.25%, 9/15/22	100	117,237

United Arab Emirates—0.5%
Shelf Drilling Holdings Ltd. (a)(b),
8.25%, 2/15/25	$100	103,375

	Principal Amount (000s)	Value
United Kingdom—6.8%
Algeco Scotsman Global Finance 2 PLC (a)(b),
10.00%, 8/15/23	$200	$206,000
Aston Martin Capital Holdings Ltd.,
5.75%, 4/15/22	£100	133,733
CPUK Finance Ltd. (a)(b),
4.875%, 8/28/25	100	130,316
HBOS Capital Funding L.P., (converts to FRN on 11/30/18) (c)(e),
6.461%, 11/30/18	50	65,614
Hiscox Ltd., (converts to FRN on 11/24/25) (e),
6.125%, 11/24/45	100	139,483
Iceland Bondco PLC,
6.75%, 7/15/24	100	135,938
KCA Deutag UK Finance PLC (a)(b),
7.25%, 5/15/21	$200	189,500
Miller Homes Group Holdings PLC,
5.50%, 10/15/24	£100	132,219
Pinewood Finco PLC,
3.75%, 12/1/23	100	130,785
Pinnacle Bidco PLC (a)(b),
6.375%, 2/15/25	100	134,397
TVL Finance PLC,
8.50%, 5/15/23	80	111,490

		1,509,475

United States—55.4%
AES Corp.,
6.00%, 5/15/26	$200	211,750
AK Steel Corp.,
6.375%, 10/15/25	150	143,438
Alcoa Nederland Holding BV (a)(b),
6.75%, 9/30/24	200	212,500
Ball Corp.,
4.875%, 3/15/26	100	100,201
Boyne USA, Inc. (a)(b),
7.25%, 5/1/25	100	106,250
BWX Technologies, Inc. (a)(b),
5.375%, 7/15/26	100	100,625
California Resources Corp. (a)(b),
8.00%, 12/15/22	100	95,625
Calumet Specialty Products Partners L.P.,
7.625%, 1/15/22	100	100,750
Catalent Pharma Solutions, Inc.,
4.75%, 12/15/24	€170	208,274
CCO Holdings LLC (a)(b),
4.00%, 3/1/23	$100	95,980
5.375%, 5/1/25	100	99,500
5.75%, 2/15/26	100	100,625
Centene Corp.,
6.125%, 2/15/24	150	158,250
CenturyLink, Inc.,
6.45%, 6/15/21, Ser. S	50	52,063
7.50%, 4/1/24, Ser. Y	100	107,125
Cheniere Corpus Christi Holdings LLC,
5.875%, 3/31/25	100	105,250
Clearway Energy Operating LLC (a)(b),
5.75%, 10/15/25	150	151,688
CNX Midstream Partners L.P. (a)(b),
6.50%, 3/15/26	100	99,750
Commercial Metals Co.,
4.875%, 5/15/23	100	99,660
CommScope Technologies LLC (a)(b),
5.00%, 3/15/27	20	19,300
6.00%, 6/15/25	150	155,550
Crown European Holdings S.A.,
3.375%, 5/15/25	€200	240,911
CSC Holdings LLC (a)(b),
10.875%, 10/15/25	$250	290,937
CyrusOne L.P.,
5.00%, 3/15/24	100	102,125
5.375%, 3/15/27	100	102,500

	Principal Amount (000s)	Value
DCP Midstream Operating L.P. (a)(b),
6.75%, 9/15/37	$100	$107,500
Denbury Resources, Inc. (a)(b),
9.25%, 3/31/22	100	108,375
DISH DBS Corp.,
5.125%, 5/1/20	100	101,250
7.75%, 7/1/26	50	47,563
Dole Food Co., Inc. (a)(b),
7.25%, 6/15/25	100	98,000
Eldorado Resorts, Inc.,
6.00%, 4/1/25	150	152,437
Encompass Health Corp.,
5.125%, 3/15/23	150	151,125
Energizer Gamma Acquisition, Inc. (a)(b),
6.375%, 7/15/26	150	155,437
EP Energy LLC,
6.375%, 6/15/23	100	67,250
Exela Intermediate LLC (a)(b),
10.00%, 7/15/23	100	107,125
Federal-Mogul LLC,
4.875%, 4/15/22	€100	121,268
First Data Corp. (a)(b),
5.375%, 8/15/23	$150	152,662
First Quality Finance Co., Inc. (a)(b),
4.625%, 5/15/21	200	200,750
5.00%, 7/1/25	50	46,875
Five Point Operating Co. L.P. (a)(b),
7.875%, 11/15/25	150	151,837
Freeport-McMoRan, Inc.,
3.875%, 3/15/23	150	145,488
Genesis Energy L.P.,
6.25%, 5/15/26	50	47,750
6.50%, 10/1/25	150	147,188
Graham Holdings Co. (a)(b),
5.75%, 6/1/26	150	153,937
HCA, Inc.,
5.25%, 4/15/25	150	154,687
5.50%, 6/15/47	100	101,500
Holly Energy Partners L.P. (a)(b),
6.00%, 8/1/24	150	154,125
Huntsman International LLC,
4.25%, 4/1/25	€100	134,215
International Game Technology PLC,
4.75%, 2/15/23	200	251,258
IQVIA, Inc.,
2.875%, 9/15/25	100	114,787
Itron, Inc. (a)(b),
5.00%, 1/15/26	$150	144,375
Jack Ohio Finance LLC (a)(b),
10.25%, 11/15/22	100	110,270
Jagged Peak Energy LLC (a)(b),
5.875%, 5/1/26	100	99,750
Kennedy-Wilson, Inc.,
5.875%, 4/1/24	50	49,500
Kraton Polymers LLC (b),
5.25%, 5/15/26	€100	119,252
Kronos International, Inc.,
3.75%, 9/15/25	200	224,729
Level 3 Financing, Inc.,
5.375%, 8/15/22	$100	101,250
Levi Strauss & Co.,
3.375%, 3/15/27	€100	120,108
Matthews International Corp. (a)(b),
5.25%, 12/1/25	$150	145,500
Meredith Corp. (a)(b),
6.875%, 2/1/26	100	102,750
MGM Resorts International,
5.75%, 6/15/25	150	151,050
Moss Creek Resources Holdings, Inc. (a)(b),
7.50%, 1/15/26	50	50,188
MSCI, Inc. (a)(b),
5.375%, 5/15/27	100	102,250

162	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

	Principal Amount (000s)	Value
NGPL PipeCo LLC (a)(b),
7.768%, 12/15/37	$150	$184,188
Party City Holdings, Inc. (a)(b),
6.625%, 8/1/26	100	101,500
Pilgrim’s Pride Corp. (a)(b),
5.75%, 3/15/25	180	174,150
PulteGroup, Inc.,
5.00%, 1/15/27	100	95,125
Pyxus International, Inc.,
9.875%, 7/15/21	170	165,962
Reynolds Group Issuer, Inc. (a)(b),
7.00%, 7/15/24	100	101,938
Seagate HDD Cayman,
4.875%, 3/1/24	100	98,655
Service Corp. International,
4.625%, 12/15/27	100	96,000
SESI LLC,
7.75%, 9/15/24	100	102,375
Shea Homes L.P. (a)(b),
5.875%, 4/1/23	150	148,688
Silgan Holdings, Inc.,
3.25%, 3/15/25	€100	120,029
Six Flags Entertainment Corp. (a)(b),
4.875%, 7/31/24	$100	98,200
Springleaf Finance Corp.,
6.875%, 3/15/25	200	200,400
Sprint Capital Corp.,
8.75%, 3/15/32	100	112,719
Sprint Communications, Inc.,
6.00%, 11/15/22	50	51,125
Sprint Corp.,
7.875%, 9/15/23	100	107,986
Stevens Holding Co., Inc. (a)(b),
6.125%, 10/1/26	50	50,938
Sunoco L.P. (a)(b),
5.875%, 3/15/28	150	144,375
Tallgrass Energy Partners L.P. (a)(b),
5.50%, 9/15/24	50	51,188
5.50%, 1/15/28	250	252,812
Tenet Healthcare Corp.,
4.625%, 7/15/24	100	97,450
TerraForm Power Operating LLC (a)(b),
4.25%, 1/31/23	50	49,000
6.625%, 6/15/25 (d)	100	106,375
Transocean, Inc.,
6.80%, 3/15/38	100	87,000
Trident Merger Sub, Inc. (a)(b),
6.625%, 11/1/25	75	71,250
Universal Hospital Services, Inc.,
7.625%, 8/15/20	100	100,490
Vantiv LLC (a)(b),
3.875%, 11/15/25	£100	127,733
Verscend Escrow Corp. (a)(b),
9.75%, 8/15/26	$100	103,375
Viking Cruises Ltd. (a)(b),
5.875%, 9/15/27	150	146,745

	Principal Amount (000s)	Value
Vistra Operations Co. LLC (a)(b),
5.50%, 9/1/26	$100	$101,250
Voya Financial, Inc., (converts to FRN on 1/23/28) (a)(b)(e),
4.70%, 1/23/48	170	151,725
Warrior Met Coal, Inc. (a)(b),
8.00%, 11/1/24	100	102,750
Waste Pro USA, Inc. (a)(b),
5.50%, 2/15/26	150	147,000
WellCare Health Plans, Inc. (a)(b),
5.375%, 8/15/26	200	204,000
WildHorse Resource Development Corp.,
6.875%, 2/1/25	100	103,750
Windstream Services LLC (a)(b),
6.375%, 8/1/23	100	54,000
Wynn Las Vegas LLC (a)(b),
5.25%, 5/15/27	130	120,900

		12,289,134

Total Corporate Bonds & Notes (cost—$21,353,904)		21,089,377

Sovereign Debt Obligations—0.6%
Turkey—0.6%
Turkey Government International Bond, 4.875%, 4/16/43 (cost—$140,047)	200	146,770

Short-Term Investments—2.8%
U.S. Treasury Obligations—1.8%
U.S. Treasury Bills (f), 1.952%, 10/11/18 (cost—$399,787)	400	399,787

Repurchase Agreements—1.0%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $214,007; collateralized by U.S. Treasury Notes, 1.75%, due 11/30/21, valued at $218,390 including accrued interest
(cost—$214,000)	214	214,000

Total Short-Term Investments (cost—$613,787)		613,787

Total Investments (cost—$22,107,738)—98.5%		21,849,934

Other assets less liabilities (g)—1.5%		328,707

Net Assets—100.0%		$22,178,641

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $10,219,751, representing 46.1% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $10,339,003, representing 46.6% of net assets.

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(e) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2018.

(f) Rates reflect the effective yields at purchase date.

(g) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
5-Year U.S. Treasury Note	4	12/31/18		$400		$450	$(3,467)
Short position contracts:
E-mini S&P 500 Index	(3)	12/21/18	$	(—	)(i)	$(438)	$3,081

							$(386)

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	163

Schedule of Investments

September 30, 2018

Forward foreign currency contracts outstanding at September 30, 2018:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2018	Unrealized Appreciation	Unrealized Depreciation
Purchased:
416,963 British Pound settling 11/21/18	JPMorgan Chase	$547,147	$544,668	$—	$(2,479)
148,905 Euro settling 11/21/18	JPMorgan Chase	173,870	173,563	—	(307)
50,000 Euro settling 11/21/18	JPMorgan Chase	58,130	58,280	150	—
Sold:
1,364,517 British Pound settling 11/21/18	Goldman Sachs	1,785,442	1,782,433	3,009	—
4,849,381 Euro settling 11/21/18	Goldman Sachs	5,664,393	5,652,436	11,957	—

				$15,116	$(2,786)

(h) At September 30, 2018, the Fund pledged $20,719 in cash as collateral for futures contracts.

(i) Notional amount rounds to less than 500.

Glossary:

£—British Pound

€—Euro

EURIBOR—Euro Inter-Bank Offered Rate

FRN—Floating Rate Note

MSCI—Morgan Stanley Capital International

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	12.0%
Media	7.7%
Telecommunications	5.3%
Pipelines	5.2%
Commercial Services	4.5%
Entertainment	3.9%
Pharmaceuticals	3.5%
Food & Beverage	3.5%
Containers & Packaging	3.4%
Chemicals	3.3%
Mining	3.3%
Software	2.8%
Healthcare-Services	2.5%
Banks	2.5%
Lodging	2.2%
Electric Utilities	2.1%
Real Estate	2.0%
Iron/Steel	2.0%
Insurance	1.9%
U.S. Treasury Obligations	1.8%
Auto Manufacturers	1.8%
Home Builders	1.7%
Diversified Financial Services	1.5%
Healthcare Providers & Services	1.4%
Leisure	1.3%
Environmental Services	1.2%
Consumer Products	1.1%
Storage/Warehousing	0.9%
Computers	0.9%
Equity Real Estate Investment Trusts (REITs)	0.9%
Real Estate Management & Development	0.9%
Machinery-Diversified	0.8%
Tobacco	0.7%
Electrical Equipment	0.7%
Energy-Alternate Sources	0.7%
Sovereign Debt Obligations	0.6%
Electronics	0.6%
Auto Components	0.5%
Apparel & Textiles	0.5%
Internet	0.5%
Textiles	0.5%
Coal	0.5%
Retail	0.5%
Machinery-Construction & Mining	0.4%
Healthcare-Products	0.4%
Holding Companies-Diversified	0.3%
Engineering & Construction	0.3%
Repurchase Agreements	1.0%
Other assets less liabilities	1.5%

100.0%

164	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

AllianzGI Global Sustainability Fund

	Shares	Value
Common Stock—98.7%
Australia—1.5%
Australia & New Zealand Banking Group Ltd.	29,098	$592,338

Canada—1.1%
Gibson Energy, Inc.	27,296	431,529

Denmark—1.3%
Novo Nordisk A/S, Class B	11,363	534,800

France—2.7%
Bureau Veritas S.A.	20,092	518,821
Credit Agricole S.A.	39,446	567,036

		1,085,857

Germany—8.7%
Adidas AG	3,401	831,747
Covestro AG (a)	5,110	413,640
Fresenius SE & Co. KGaA	8,388	615,094
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3,544	782,821
SAP SE	6,956	855,335

		3,498,637

Japan—5.0%
Daikin Industries Ltd.	7,600	1,011,587
Keyence Corp.	1,700	987,507

		1,999,094

Korea (Republic of)—1.6%
Samsung Electronics Co., Ltd. GDR	604	632,846

Spain—4.4%
Amadeus IT Group S.A.	13,598	1,260,384
Industria de Diseno Textil S.A.	17,191	519,367

		1,779,751

Sweden—4.6%
Assa Abloy AB, Class B	30,807	617,492
Atlas Copco AB, Class A	25,225	725,425
Skandinaviska Enskilda Banken AB, Class A	44,479	495,855

		1,838,772

Switzerland—2.9%
Roche Holding AG	3,362	812,983
UBS Group AG (c)	22,569	356,334

		1,169,317

United Kingdom—13.6%
AstraZeneca PLC	9,734	758,707
Prudential PLC	45,052	1,032,955
Reckitt Benckiser Group PLC	10,272	938,347
Royal Dutch Shell PLC, Class B	33,087	1,158,262
Unilever PLC	14,743	809,893
Vodafone Group PLC	190,420	407,998
WPP PLC	24,636	360,784

		5,466,946

United States—51.3%
Accenture PLC, Class A	5,047	858,999
Adobe Systems, Inc. (c)	3,818	1,030,669
Agilent Technologies, Inc.	13,977	985,938
Alphabet, Inc., Class A (c)	655	790,637
American Express Co.	9,230	982,903
Apple, Inc.	5,524	1,246,988
Citigroup, Inc.	13,123	941,444
Colgate-Palmolive Co.	8,289	554,949
Eaton Corp. PLC	7,058	612,140
Ecolab, Inc.	4,671	732,319
EOG Resources, Inc.	7,273	927,817

	Shares	Value
Estee Lauder Cos., Inc., Class A	5,167	$750,868
International Flavors & Fragrances, Inc.	6,746	938,504
Intuit, Inc.	4,707	1,070,372
Johnson & Johnson	5,575	770,298
Microsoft Corp.	14,093	1,611,816
Mondelez International, Inc., Class A	12,676	544,561
S&P Global, Inc.	5,250	1,025,797
Schlumberger Ltd.	6,834	416,327
Starbucks Corp.	13,720	779,845
UnitedHealth Group, Inc.	3,266	868,887
Visa, Inc., Class A	10,027	1,504,952
Xylem, Inc.	8,783	701,498

		20,648,528

Total Common Stock (cost—$33,399,568)		39,678,415

	Principal Amount (000s)
Repurchase Agreements—1.3%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $521,018; collateralized by U.S. Treasury Notes, 2.00%, due 11/30/20, valued at $533,819 including accrued interest
(cost—$521,000)	$521	521,000

Total Investments (cost—$33,920,568) (b)—100.0%		40,199,415

Other assets less liabilities—0.0%		13,910

Net Assets—100.0%		$40,213,325

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Security with a value of $413,640, representing 1.0% of net assets.

(b) Securities with an aggregate value of $18,598,358, representing 46.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

GDR—Global Depositary Receipt
The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Software	11.4%
IT Services	9.0%
Pharmaceuticals	7.2%
Banks	6.5%
Oil, Gas & Consumable Fuels	6.3%
Chemicals	5.2%
Technology Hardware, Storage & Peripherals	4.7%
Insurance	4.5%
Building Products	4.0%
Personal Products	3.9%
Household Products	3.7%
Healthcare Providers & Services	3.7%
Machinery	3.5%
Capital Markets	3.4%
Electronic Equipment, Instruments & Components	2.5%
Life Sciences Tools & Services	2.4%
Consumer Finance	2.4%
Textiles, Apparel & Luxury Goods	2.1%
Interactive Media & Services	2.0%
Hotels, Restaurants & Leisure	1.9%
Electrical Equipment	1.5%
Food Products	1.4%
Specialty Retail	1.3%
Professional Services	1.3%
Energy Equipment & Services	1.0%
Wireless Telecommunication Services	1.0%
Media	0.9%
Repurchase Agreements	1.3%
Other assets less liabilities	0.0%

100.0%

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	165

Schedule of Investments

September 30, 2018

AllianzGI Global Water Fund

	Shares	Value
Common Stock—96.8%
Austria—3.8%
ANDRITZ AG	426,683	$24,886,432

Canada—1.9%
Stantec, Inc.	497,861	12,384,372

China—2.7%
Beijing Enterprises Water Group Ltd. (b)	20,000,000	10,662,311
China Everbright International Ltd.	8,639,000	7,458,809

		18,121,120

Finland—2.1%
Uponor Oyj	613,171	8,010,708
Wartsila Oyj Abp	321,087	6,248,265

		14,258,973

France—6.8%
Suez	495,674	7,050,913
Veolia Environnement S.A.	1,907,334	38,060,135

		45,111,048

Germany—0.5%
GEA Group AG	98,136	3,493,059

Japan—3.3%
Kubota Corp.	535,200	9,092,609
Kurita Water Industries Ltd.	439,600	12,806,551

		21,899,160

Sweden—4.6%
Alfa Laval AB	1,123,760	30,407,043

Switzerland—6.5%
Belimo Holding AG	643	3,076,100
Geberit AG	86,904	40,335,767

		43,411,867

United Kingdom—8.5%
Halma PLC	1,305,968	24,587,282
Pennon Group PLC	1,596,004	14,832,906
Severn Trent PLC	696,553	16,790,346

		56,210,534

United States—56.1%
American Water Works Co., Inc.	787,092	69,240,483
AO Smith Corp.	101,870	5,436,802
Aqua America, Inc.	819,855	30,252,649
Badger Meter, Inc.	83,487	4,420,637
Danaher Corp.	424,734	46,151,596
IDEX Corp.	286,883	43,221,793
Itron, Inc. (b)	167,280	10,739,376
Masco Corp.	162,625	5,952,075
Mueller Water Products, Inc., Class A	1,602,839	18,448,677
PerkinElmer, Inc.	181,665	17,670,555
Rexnord Corp. (b)	225,000	6,930,000
Tetra Tech, Inc.	320,000	21,856,000
Waste Management, Inc.	162,078	14,645,368
Watts Water Technologies, Inc., Class A	162,177	13,460,691
Xylem, Inc.	799,392	63,847,439

		372,274,141

Total Common Stock (cost—$529,529,433)		642,457,749

	Principal Amount (000s)	Value
Repurchase Agreements—1.5%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $9,725,340; collateralized by U.S. Treasury Notes, 2.00%, due 5/31/21, valued at $9,922,682 including accrued interest
(cost—$9,725,000)	$9,725	$9,725,000

Total Investments (cost—$539,254,433) (a)—98.3%		652,182,749

Other assets less liabilities—1.7%		11,007,614

Net Assets—100.0%		$663,190,363

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $254,723,136, representing 38.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Machinery	35.0%
Water Utilities	21.4%
Building Products	9.5%
Healthcare Equipment & Supplies	6.9%
Multi-Utilities	6.8%
Commercial Services & Supplies	6.6%
Electronic Equipment, Instruments & Components	6.0%
Life Sciences Tools & Services	2.7%
Professional Services	1.9%
Repurchase Agreements	1.5%
Other assets less liabilities	1.7%

100.0%

AllianzGI High Yield Bond Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—92.2%
Aerospace & Defense—1.8%
Kratos Defense & Security Solutions, Inc. (a)(b),
6.50%, 11/30/25	$1,030	$1,062,497
TransDigm, Inc.,
6.50%, 5/15/25	1,420	1,450,175
Triumph Group, Inc.,
7.75%, 8/15/25	855	832,556

		3,345,228

Auto Components—1.3%
American Axle & Manufacturing, Inc.,
6.625%, 10/15/22	1,383	1,414,117
Delphi Technologies PLC (a)(b),
5.00%, 10/1/25	925	872,969

		2,287,086

Auto Manufacturers—0.7%
Navistar International Corp. (a)(b),
6.625%, 11/1/25	1,305	1,363,725

Banks—1.2%
CIT Group, Inc.,
6.125%, 3/9/28	920	963,700
Royal Bank of Scotland Group PLC,
5.125%, 5/28/24	1,300	1,302,267

		2,265,967

Building Materials—0.7%
Builders FirstSource, Inc. (a)(b),
5.625%, 9/1/24	1,265	1,220,725

Chemicals—4.4%
Chemours Co.,
7.00%, 5/15/25	780	831,082
Kraton Polymers LLC (a)(b),
7.00%, 4/15/25	1,275	1,316,438
Olin Corp.,
5.00%, 2/1/30	1,440	1,351,800
Platform Specialty Products Corp. (a)(b),
6.50%, 2/1/22	905	928,756
PQ Corp. (a)(b),
5.75%, 12/15/25	1,450	1,442,750
Trinseo Materials Operating SCA (a)(b),
5.375%, 9/1/25	1,095	1,058,372
Tronox Finance PLC (a)(b),
5.75%, 10/1/25	1,115	1,036,950

		7,966,148

Commercial Services—4.4%
Ashtead Capital, Inc. (a)(b),
5.25%, 8/1/26	500	505,938
Cardtronics, Inc.,
5.125%, 8/1/22	905	895,226
Cenveo Corp. (a)(b)(c)(d)(e)(f),
6.00%, 5/15/24 (cost—$2,872,505; purchased 3/22/12-3/11/16)	2,299	126,445
Gartner, Inc. (a)(b),
5.125%, 4/1/25	1,440	1,451,333
KAR Auction Services, Inc. (a)(b),
5.125%, 6/1/25	1,195	1,162,137
Live Nation Entertainment, Inc. (a)(b),
5.625%, 3/15/26	720	729,000
RR Donnelley & Sons Co.,
7.00%, 2/15/22	693	717,255
United Rentals North America, Inc.,
4.625%, 10/15/25	630	612,675
5.50%, 7/15/25	1,750	1,791,562

		7,991,571

166	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

	Principal Amount (000s)	Value
Computers—1.2%
Dell International LLC (a)(b),
7.125%, 6/15/24	$930	$999,085
Harland Clarke Holdings Corp. (a)(b),
9.25%, 3/1/21	1,170	1,111,500

		2,110,585

Distribution/Wholesale—1.8%
H&E Equipment Services, Inc.,
5.625%, 9/1/25	1,480	1,480,000
HD Supply, Inc. (a)(b),
5.75%, 4/15/24	825	869,344
Univar USA, Inc. (a)(b),
6.75%, 7/15/23	885	918,187

		3,267,531

Diversified Financial Services—5.5%
Ally Financial, Inc.,
5.75%, 11/20/25	420	435,225
Community Choice Financial Issuer LLC (a)(b),
9.00%, 9/6/20	2,000	2,004,800
Community Choice Financial, Inc.,
10.75%, 5/1/19	2,615	2,052,775
Navient Corp.,
6.625%, 7/26/21	1,050	1,097,250
7.25%, 9/25/23	1,105	1,176,825
Springleaf Finance Corp.,
5.625%, 3/15/23	610	609,237
8.25%, 10/1/23	1,170	1,295,775
Travelport Corporate Finance PLC (a)(b),
6.00%, 3/15/26	1,415	1,440,711

		10,112,598

Electric Utilities—0.8%
NRG Energy, Inc. (a)(b),
5.75%, 1/15/28	1,355	1,371,937

Electronic Equipment, Instruments & Components—0.7%
Energizer Holdings, Inc. (a)(b),
5.50%, 6/15/25	1,350	1,346,625

Engineering & Construction—1.6%
AECOM,
5.875%, 10/15/24	1,000	1,064,140
TopBuild Corp. (a)(b),
5.625%, 5/1/26	750	735,000
Tutor Perini Corp. (a)(b),
6.875%, 5/1/25	1,170	1,205,100

		3,004,240

Entertainment—3.8%
AMC Entertainment Holdings, Inc.,
6.125%, 5/15/27	1,090	1,049,942
Cedar Fair L.P.,
5.375%, 6/1/24	970	970,000
5.375%, 4/15/27	405	394,875
Delta Merger Sub, Inc. (a)(b),
6.00%, 9/15/26	1,045	1,060,675
International Game Technology PLC (a)(b),
6.25%, 1/15/27	535	543,025
6.50%, 2/15/25	855	891,337
Scientific Games International, Inc. (a)(b),
5.00%, 10/15/25	755	719,138
Stars Group Holdings BV (a)(b),
7.00%, 7/15/26	1,325	1,370,302

		6,999,294

	Principal Amount (000s)	Value
Equity Real Estate Investment Trusts (REITs)—1.1%
CyrusOne L.P.,
5.00%, 3/15/24	$710	$725,088
5.375%, 3/15/27	480	492,000
Equinix, Inc.,
5.375%, 5/15/27	765	768,182

		1,985,270

Food & Beverage—0.7%
Post Holdings, Inc. (a)(b),
5.75%, 3/1/27	1,250	1,232,812

Food Service—0.8%
Aramark Services, Inc. (a)(b),
5.00%, 2/1/28	1,415	1,390,237

Healthcare Providers & Services—1.2%
HCA, Inc.,
5.375%, 9/1/26	545	552,902
Tenet Healthcare Corp.,
5.125%, 5/1/25	500	493,750
WellCare Health Plans, Inc. (a)(b),
5.375%, 8/15/26	1,050	1,071,000

		2,117,652

Healthcare-Products—1.9%
Becton Dickinson and Co.,
2.894%, 6/6/22	230	223,589
Hill-Rom Holdings, Inc. (a)(b),
5.00%, 2/15/25	985	968,088
Hologic, Inc. (a)(b),
4.625%, 2/1/28	585	551,362
Teleflex, Inc.,
5.25%, 6/15/24	1,705	1,762,203

		3,505,242

Healthcare-Services—4.9%
Centene Corp. (a)(b),
5.375%, 6/1/26	1,380	1,417,950
Charles River Laboratories International, Inc. (a)(b),
5.50%, 4/1/26	1,130	1,149,775
Community Health Systems, Inc.,
6.25%, 3/31/23	400	381,500
DaVita, Inc.,
5.125%, 7/15/24	1,310	1,270,700
Encompass Health Corp.,
5.75%, 11/1/24	1,375	1,398,939
HCA, Inc.,
7.50%, 2/15/22	1,600	1,756,000
Tenet Healthcare Corp.,
8.125%, 4/1/22	1,580	1,670,929

		9,045,793

Home Builders—0.7%
Lennar Corp.,
5.875%, 11/15/24	1,180	1,233,100

Insurance—0.6%
CNO Financial Group, Inc.,
5.25%, 5/30/25	985	1,012,088

Internet—2.8%
Match Group, Inc. (a)(b),
5.00%, 12/15/27	1,445	1,445,144
Netflix, Inc.,
5.875%, 2/15/25	1,150	1,191,688
Symantec Corp. (a)(b),
5.00%, 4/15/25	1,000	993,496
Zayo Group LLC (a)(b),
5.75%, 1/15/27	1,505	1,511,772

		5,142,100

	Principal Amount (000s)	Value
Iron/Steel—1.3%
AK Steel Corp.,
7.00%, 3/15/27	$655	$632,075
7.50%, 7/15/23	515	544,613
United States Steel Corp.,
6.875%, 8/15/25	1,225	1,257,156

		2,433,844

Lodging—2.8%
Hilton Domestic Operating Co., Inc. (a)(b),
5.125%, 5/1/26	995	993,756
Hilton Worldwide Finance LLC,
4.625%, 4/1/25	575	566,088
MGM Resorts International,
6.625%, 12/15/21	1,000	1,062,000
Wyndham Hotels & Resorts, Inc. (a)(b),
5.375%, 4/15/26	1,515	1,509,319
Wynn Las Vegas LLC (a)(b),
5.50%, 3/1/25	990	959,062

		5,090,225

Machinery-Construction & Mining—0.7%
Terex Corp. (a)(b),
5.625%, 2/1/25	1,260	1,253,700

Machinery-Diversified—0.6%
Mueller Water Products, Inc. (a)(b),
5.50%, 6/15/26	760	765,700
Tennant Co.,
5.625%, 5/1/25	275	279,813

		1,045,513

Media—4.9%
CCO Holdings LLC,
5.125%, 5/1/27 (a)(b)	310	294,689
5.75%, 1/15/24	1,245	1,268,344
Clear Channel Worldwide Holdings, Inc., Ser. B,
6.50%, 11/15/22	1,345	1,379,123
CSC Holdings LLC,
6.75%, 11/15/21	860	908,375
DISH DBS Corp.,
5.875%, 7/15/22	1,035	1,013,653
Gray Television, Inc. (a)(b),
5.875%, 7/15/26	1,180	1,172,625
LIN Television Corp.,
5.875%, 11/15/22	585	596,700
LiveStyle, Inc. (a)(b)(c)(e)(f)(h),
9.625%, 2/1/19
(cost—$2,763,169; purchased 1/31/14-2/3/14)	2,761	55
Meredith Corp. (a)(b),
6.875%, 2/1/26	1,000	1,027,500
Nexstar Broadcasting, Inc. (a)(b),
5.625%, 8/1/24	1,315	1,290,344
Sirius XM Radio, Inc. (a)(b),
5.00%, 8/1/27	—	—

		8,951,408

Metal Fabricate/Hardware—0.8%
Park-Ohio Industries, Inc.,
6.625%, 4/15/27	1,500	1,545,000

Mining—3.6%
Alcoa Nederland Holding BV (a)(b),
6.125%, 5/15/28	495	509,850
6.75%, 9/30/24	875	929,688
Constellium NV (a)(b),
6.625%, 3/1/25	1,045	1,065,900
Freeport-McMoRan, Inc.,
3.55%, 3/1/22	1,210	1,179,750
3.875%, 3/15/23	675	654,696
Hudbay Minerals, Inc. (a)(b),
7.625%, 1/15/25	930	964,875

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	167

Schedule of Investments

September 30, 2018

	Principal Amount (000s)	Value
Joseph T. Ryerson & Son, Inc. (a)(b),
11.00%, 5/15/22	$1,235	$1,350,954

		6,655,713

Miscellaneous Manufacturing—0.4%
Koppers, Inc. (a)(b),
6.00%, 2/15/25	790	791,975

Oil, Gas & Consumable Fuels—8.9%
AmeriGas Partners L.P.,
5.875%, 8/20/26	1,505	1,501,237
Callon Petroleum Co.,
6.125%, 10/1/24	1,000	1,022,500
Calumet Specialty Products Partners L.P.,
6.50%, 4/15/21	1,380	1,380,000
Carrizo Oil & Gas, Inc.,
6.25%, 4/15/23	1,215	1,246,894
Chesapeake Energy Corp.,
8.00%, 1/15/25	660	682,770
Continental Resources, Inc.,
5.00%, 9/15/22	612	620,943
CVR Refining LLC,
6.50%, 11/1/22	1,110	1,132,200
Ensco PLC,
5.20%, 3/15/25	305	266,494
7.75%, 2/1/26	1,030	1,026,138
EP Energy LLC,
9.375%, 5/1/20	510	508,725
Noble Holding International Ltd.,
7.75%, 1/15/24	925	922,688
Oasis Petroleum, Inc.,
6.875%, 3/15/22	1,000	1,018,730
Range Resources Corp.,
4.875%, 5/15/25	1,145	1,089,181
SM Energy Co.,
6.625%, 1/15/27	930	962,550
Sunoco L.P. (a)(b),
5.50%, 2/15/26	990	958,815
5.875%, 3/15/28	650	625,625
Transocean, Inc. (a)(b),
7.50%, 1/15/26	1,235	1,278,225

		16,243,715

Paper & Forest Products—0.6%
Mercer International, Inc.,
5.50%, 1/15/26	1,050	1,031,625

Pharmaceuticals—2.3%
Bausch Health Cos, Inc. (a)(b),
6.125%, 4/15/25	1,390	1,325,434
7.50%, 7/15/21	720	735,300
Endo Finance LLC (a)(b),
5.375%, 1/15/23	1,025	907,125
Horizon Pharma, Inc.,
6.625%, 5/1/23	1,255	1,286,375

		4,254,234

Pipelines—1.5%
Cheniere Energy Partners L.P. (a)(b),
5.625%, 10/1/26	1,240	1,250,478
Crestwood Midstream Partners L.P.,
5.75%, 4/1/25	1,420	1,455,500

		2,705,978

Real Estate—1.9%
Iron Mountain, Inc. (a)(b),
4.875%, 9/15/27	985	907,431
Kennedy-Wilson, Inc.,
5.875%, 4/1/24	1,180	1,168,200
Uniti Group L.P.,
8.25%, 10/15/23	1,500	1,440,000

		3,515,631

	Principal Amount (000s)	Value
Retail—2.7%
1011778 BC ULC (a)(b),
5.00%, 10/15/25	$1,110	$1,065,611
Conn’s, Inc.,
7.25%, 7/15/22	1,595	1,591,012
KFC Holding Co. (a)(b),
4.75%, 6/1/27	730	703,538
Men’s Wearhouse, Inc.,
7.00%, 7/1/22	681	703,133
Party City Holdings, Inc. (a)(b),
6.625%, 8/1/26	900	913,500

		4,976,794

Semiconductors—2.0%
Advanced Micro Devices, Inc.,
7.50%, 8/15/22	983	1,109,601
Amkor Technology, Inc.,
6.375%, 10/1/22	500	510,685
Entegris, Inc. (a)(b),
4.625%, 2/10/26	390	372,898
Qorvo, Inc.,
7.00%, 12/1/25	875	950,469
Sensata Technologies BV (a)(b),
5.625%, 11/1/24	750	777,187

		3,720,840

Software—3.2%
Camelot Finance S.A. (a)(b),
7.875%, 10/15/24	1,045	1,044,248
First Data Corp. (a)(b),
5.75%, 1/15/24	860	874,190
7.00%, 12/1/23	945	986,344
j2 Cloud Services LLC (a)(b),
6.00%, 7/15/25	1,275	1,313,250
MSCI, Inc. (a)(b),
5.375%, 5/15/27	965	986,712
Rackspace Hosting, Inc. (a)(b),
8.625%, 11/15/24	615	600,394

		5,805,138

Telecommunications—9.0%
CenturyLink, Inc., Ser. Y,
7.50%, 4/1/24	1,560	1,671,150
Cincinnati Bell, Inc. (a)(b),
7.00%, 7/15/24	1,380	1,273,050
CommScope Technologies LLC (a)(b),
6.00%, 6/15/25	1,000	1,037,000
Consolidated Communications, Inc.,
6.50%, 10/1/22	1,325	1,258,750
Frontier Communications Corp.,
10.50%, 9/15/22	1,135	1,012,272
GTT Communications, Inc. (a)(b),
7.875%, 12/31/24	900	879,750
Hughes Satellite Systems Corp.,
6.625%, 8/1/26	1,315	1,275,550
Intelsat Jackson Holdings S.A.,
5.50%, 8/1/23	1,300	1,201,850
Level 3 Financing, Inc.,
5.375%, 5/1/25	1,325	1,328,312
Sprint Communications, Inc.,
11.50%, 11/15/21	1,750	2,060,625
Sprint Corp.,
7.625%, 3/1/26	1,065	1,129,699
T-Mobile USA, Inc.,
4.50%, 2/1/26	315	300,668
4.75%, 2/1/28	705	664,463
Windstream Services LLC (a)(b),
6.375%, 8/1/23	2,677	1,445,580

		16,538,719

Transportation—0.4%
XPO Logistics, Inc. (a)(b),
6.125%, 9/1/23	580	603,200

	Principal Amount (000s)	Value
6.50%, 6/15/22	$159	$164,764

		767,964

Total Corporate Bonds & Notes (cost—$173,935,439)		168,645,570

	Shares
Preferred Stock (a)(d)(e)(g)(h)—3.4%
Media—3.4%
LiveStyle, Inc., Ser. A	2,672	363,526
LiveStyle, Inc., Ser. B	57,581	5,758,100

Total Preferred Stock (cost—$5,907,093)		6,121,626

Common Stock (a)(d)(e)(g)—0.3%
Advertising—0.3%
Affinion Group Holdings, Inc., Class A (f)
(cost—$769,740; purchased 11/4/15)	43,401	489,129

Aerospace & Defense—0.0%
Erickson, Inc.	2,675	88,382

Media—0.0%
LiveStyle, Inc.(h)	67,983	7

Total Common Stock (cost—$2,260,807)		577,518

	Units
Warrants (d)(e)(g)—0.0%
Commercial Services—0.0%
Cenveo, Inc., strike price $12.00, expires 6/10/24, (b)	243,090	3

Media—0.0%
LiveStyle, Inc., expires 11/30/21, Ser. C, (a)(h)	14,500	1

Total Warrants (cost—$67,409)		4

	Principal Amount (000s)
Repurchase Agreements—0.7%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $1,315,046; collateralized by Fannie Mae, 1.375%, due 10/7/21, valued at $1,341,369 including accrued interest
(cost—$1,315,000)	$1,315	1,315,000

Total Investments (cost—$183,485,748)—96.6%		176,659,718

Other assets less liabilities—3.4%		6,163,134

Net Assets—100.0%		$182,822,852

168	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $87,205,224, representing 47.7% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $80,506,080, representing 44.0% of net assets.

(c) In default.

(d) Fair-Valued—Securities with an aggregate value of $6,825,593, representing 3.7% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f) Restricted. The aggregate cost of such securities is $6,405,414. The aggregate value is $615,629, representing 0.3% of net assets.

(g) Non-income producing.

(h) A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 3.4% of net assets.

Glossary:

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

AllianzGI International Growth Fund

	Shares	Value
Common Stock—98.5%
Australia—1.1%
CSL Ltd.	2,112	$306,872

Brazil—2.9%
Lojas Renner S.A.	22,723	174,422
Odontoprev S.A.	52,293	165,870
Raia Drogasil S.A.	16,288	292,120
WEG S.A.	39,227	191,834

		824,246

Canada—10.3%
Alimentation Couche-Tard, Inc., Class B	15,908	795,739
Canadian National Railway Co.	4,666	418,681
Constellation Software, Inc.	858	630,967
Restaurant Brands International, Inc.	12,292	727,823
Shopify, Inc., Class A (c)	2,323	382,040

		2,955,250

China—13.7%
Alibaba Group Holding Ltd. ADR (c)	7,778	1,281,503
Baidu, Inc. ADR (c)	3,340	763,791
Tencent Holdings Ltd.	30,357	1,239,502
Weibo Corp. ADR (c)	8,756	640,326

		3,925,122

Denmark—8.7%
Ambu A/S, Class B	25,318	607,682
Coloplast A/S, Class B	4,052	413,934
DSV A/S	7,815	710,153
Novo Nordisk A/S, Class B	16,255	765,043

		2,496,812

France—2.4%
Dassault Systemes SE	1,484	222,062
Legrand S.A.	3,157	230,196
Sartorius Stedim Biotech	1,712	235,732

		687,990

Germany—12.2%
Bechtle AG	3,872	393,059
Fresenius SE & Co. KGaA	7,687	563,690
Infineon Technologies AG	37,909	862,652
SAP SE	8,456	1,039,780
Scout24 AG (a)	7,691	358,224
Zalando SE (a)(c)	7,381	286,813

		3,504,218

Hong Kong—3.8%
AIA Group Ltd.	120,723	1,076,477

India—3.0%
HDFC Bank Ltd.	13,475	372,662
HDFC Bank Ltd. ADR	5,170	486,497

		859,159

Indonesia—1.8%
Ace Hardware Indonesia Tbk PT	2,762,410	266,944
Bank Central Asia Tbk PT	147,948	239,639

		506,583

Ireland—3.1%
Kingspan Group PLC	9,996	466,091
Ryanair Holdings PLC ADR (c)	4,399	422,480

		888,571

Japan—6.4%
Hoshizaki Corp.	3,659	378,723

	Shares	Value
Keyence Corp.	994	$577,401
MonotaRO Co., Ltd.	20,396	575,291
Sundrug Co., Ltd.	8,244	294,167

		1,825,582

Korea (Republic of)—1.3%
LG Household & Health Care Ltd.	316	363,437

Mexico—0.8%
Fomento Economico Mexicano S.A.B de C.V. UNIT	23,002	227,562

Netherlands—1.8%
ASML Holding NV	2,760	518,203

New Zealand—0.9%
Mainfreight Ltd.	13,099	262,256

Philippines—1.1%
Jollibee Foods Corp.	31,972	152,015
Universal Robina Corp.	65,639	175,373

		327,388

South Africa—1.9%
PSG Group Ltd.	33,252	538,681

Spain—1.3%
Amadeus IT Group S.A.	4,085	378,634

Sweden—7.9%
AddTech AB, Class B	12,568	267,758
Assa Abloy AB, Class B	21,252	425,972
Atlas Copco AB, Class A	14,512	417,339
Hexagon AB, Class B	6,958	407,368
Hexpol AB	39,430	433,892
Trelleborg AB, Class B	14,737	299,875

		2,252,204

Switzerland—2.9%
Cie Financiere Richemont S.A.	3,488	284,378
Partners Group Holding AG	439	348,003
VAT Group AG (a)(c)	1,723	193,249

		825,630

United Kingdom—9.2%
ASOS PLC (c)	5,461	409,500
British American Tobacco PLC	11,886	554,131
DCC PLC	5,486	497,590
Reckitt Benckiser Group PLC	8,051	735,459
Unilever PLC	7,724	424,311

		2,620,991

Total Common Stock (cost—$24,314,950)		28,171,868

	Principal Amount (000s)
Repurchase Agreements—2.9%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $837,029; collateralized by Fannie Mae, 1.375%, due 10/7/21, valued at $855,784 including accrued interest
(cost—$837,000)	$837	837,000

Total Investments (cost—$25,151,950) (b)—101.4%		29,008,868

Liabilities in excess of other assets—(1.4)%		(398,831)

Net Assets—100.0%		$28,610,037

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	169

Schedule of Investments

September 30, 2018

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $838,286, representing 2.9% of net assets.

(b) Securities with an aggregate value of $19,837,178, representing 69.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

UNIT—More than one class of securities traded together

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Interactive Media & Services	10.5%
Internet & Direct Marketing Retail	6.9%
Software	6.6%
Machinery	5.2%
Food & Staples Retailing	4.8%
Semiconductors & Semiconductor Equipment	4.8%
Healthcare Equipment & Supplies	4.4%
IT Services	4.0%
Road & Rail	4.0%
Banks	3.8%
Insurance	3.8%
Electronic Equipment, Instruments & Components	3.4%
Building Products	3.1%
Hotels, Restaurants & Leisure	3.1%
Trading Companies & Distributors	3.0%
Personal Products	2.8%
Pharmaceuticals	2.7%
Household Products	2.6%
Healthcare Providers & Services	2.6%
Tobacco	1.9%
Diversified Financial Services	1.9%
Industrial Conglomerates	1.7%
Chemicals	1.5%
Airlines	1.5%
Capital Markets	1.2%
Biotechnology	1.1%
Textiles, Apparel & Luxury Goods	1.0%
Specialty Retail	0.9%
Air Freight & Logistics	0.9%
Electrical Equipment	0.8%
Beverages	0.8%
Food Products	0.6%
Multi-Line Retail	0.6%
Repurchase Agreements	2.9%
Liabilities in excess of other assets	(1.4)%

100.0%

AllianzGI International Small-Cap Fund

	Shares	Value
Common Stock—113.8%
Australia—5.4%
ALS Ltd.	119,600	$771,779
Beach Energy Ltd.	659,027	1,020,279
Boral Ltd.	266,863	1,332,110
Challenger Ltd.	117,940	954,298
Downer EDI Ltd.	242,019	1,379,998
Eclipx Group Ltd.	279,324	518,696
GUD Holdings Ltd.	53,610	560,122
Santos Ltd.	244,629	1,284,347

		7,821,629

Austria—6.6%
ANDRITZ AG	46,578	2,716,678
Schoeller-Bleckmann Oilfield Equipment AG	18,569	2,029,758
UNIQA Insurance Group AG	255,756	2,553,799
Wienerberger AG	92,719	2,317,889

		9,618,124

China—1.2%
Angel Yeast Co., Ltd., Class A	167,450	717,842
China Everbright Greentech Ltd. (a)	775,235	661,034
Zhejiang Dingli Machinery Co., Ltd., Class A	42,324	333,340

		1,712,216

Denmark—4.8%
Ambu A/S, Class B	76,333	1,832,144
FLSmidth & Co. A/S	38,082	2,368,040
SimCorp A/S	31,553	2,729,512

		6,929,696

Finland—2.4%
Huhtamaki Oyj	50,661	1,622,836
Outotec Oyj (c)	285,775	1,869,154

		3,491,990

France—7.9%
APERAM S.A.	47,488	2,172,309
Ingenico Group S.A.	30,492	2,318,343
Korian S.A.	39,060	1,422,452
Nexity S.A.	46,524	2,571,351
Sartorius Stedim Biotech	21,514	2,962,340

		11,446,795

Germany—7.4%
Aareal Bank AG	61,850	2,578,928
Bechtle AG	29,974	3,042,755
CANCOM SE	60,904	2,748,227
Hella GmbH & Co. KGaA	41,924	2,336,432

		10,706,342

Hong Kong—2.6%
Johnson Electric Holdings Ltd.	457,000	1,290,412
Melco International Development Ltd.	415,000	826,167
Sa Sa International Holdings Ltd.	1,262,000	699,284
Techtronic Industries Co., Ltd.	163,000	1,039,726

		3,855,589

Indonesia—0.6%
Jasa Marga Persero Tbk PT	2,840,300	851,293

Italy—3.1%
Buzzi Unicem SpA	99,901	2,071,479
De’ Longhi SpA	76,084	2,384,779

		4,456,258

Japan—36.2%
Arata Corp.	18,600	932,703
COMSYS Holdings Corp.	153,300	4,540,128

	Shares	Value
Gunma Bank Ltd.	514,273	$2,647,197
Ichigo, Inc.	527,200	1,976,636
Itochu Techno-Solutions Corp.	109,200	2,372,387
Japan Lifeline Co., Ltd.	27,300	577,105
KH Neochem Co., Ltd.	106,100	4,130,918
Link And Motivation, Inc.	47,700	594,055
Lion Corp.	151,400	3,362,537
Maruwa Co., Ltd.	32,500	2,169,077
Mitsubishi UFJ Lease & Finance Co., Ltd.	555,900	3,271,768
Miura Co., Ltd.	97,800	3,030,016
Nichirei Corp.	24,000	636,720
Nippon Carbon Co., Ltd.	20,200	1,397,937
Nippon Shinyaku Co., Ltd.	36,700	2,407,590
Nippon Thompson Co., Ltd.	134,800	895,965
Okamura Corp.	255,500	3,416,881
Pigeon Corp.	67,000	3,775,750
Rengo Co., Ltd.	422,600	3,603,616
Rohto Pharmaceutical Co., Ltd.	99,500	3,496,317
Sanyo Special Steel Co., Ltd.	23,300	568,439
Start Today Co., Ltd.	18,000	544,494
Ube Industries Ltd.	73,000	1,986,088

		52,334,324

Netherlands—1.8%
ASR Nederland NV	54,068	2,577,203

Norway—2.0%
Elkem ASA (a)(c)	583,187	2,911,148

Philippines—0.1%
Integrated Micro-Electronics, Inc.	900,000	203,887

Singapore—0.4%
Venture Corp., Ltd.	43,900	566,077

Spain—1.5%
Unicaja Banco S.A. (a)	1,360,113	2,215,967

Sweden—4.0%
AAK AB	206,670	3,577,351
Fastighets AB Balder, Class B (c)	80,202	2,223,795

		5,801,146

Switzerland—8.1%
ams AG (c)	32,562	1,832,743
Galenica AG (a)(c)	47,895	2,732,260
Georg Fischer AG	1,812	2,052,395
Interroll Holding AG	1,513	2,948,839
OC Oerlikon Corp. AG (c)	154,545	2,123,859

		11,690,096

Taiwan—1.8%
ASPEED Technology, Inc.	25,000	499,394
Chipbond Technology Corp.	377,000	727,307
Ennoconn Corp.	70,063	642,500
Faraday Technology Corp.	412,000	735,283

		2,604,484

United Kingdom—15.9%
ASOS PLC (c)	33,767	2,532,064
Auto Trader Group PLC (a)	499,924	2,908,181
Genus PLC	76,380	2,375,841
HomeServe PLC	202,140	2,696,518
Intermediate Capital Group PLC	200,763	2,847,481
RPC Group PLC	213,028	2,206,094
Senior PLC	717,484	2,915,880
Spectris PLC	52,887	1,633,555
Tullow Oil PLC (c)	844,498	2,880,717

		22,996,331

Total Common Stock (cost—$136,908,647)		164,790,595

170	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

	Shares	Value
Preferred Stock—1.5%
Germany—1.5%
Jungheinrich AG (cost—$1,829,522)	57,095	$2,172,920

	Principal Amount (000s)
Repurchase Agreements—0.8%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $1,105,039; collateralized by U.S. Treasury Notes, 1.75%, due 11/30/21, valued at $1,130,775 including accrued interest
(cost—$1,105,000)	$1,105	1,105,000

Total Investments (cost—$139,843,169) (b)—116.1%		168,068,515

Liabilities in excess of other assets—(16.1)%		(23,356,544)

Net Assets—100.0%		$144,711,971

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $11,428,590, representing 7.9% of net assets.

(b) Securities with an aggregate value of $166,759,628, representing 115.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Machinery	11.2%
Chemicals	6.2%
Pharmaceuticals	6.0%
IT Services	5.6%
Commercial Services & Supplies	5.2%
Containers & Packaging	5.1%
Household Products	4.9%
Construction & Engineering	4.8%
Electronic Equipment, Instruments & Components	4.8%
Diversified Financial Services	4.3%
Construction Materials	3.9%
Oil, Gas & Consumable Fuels	3.6%
Insurance	3.5%
Food Products	3.4%
Banks	3.4%
Real Estate Management & Development	3.3%
Healthcare Equipment & Supplies	3.3%
Metals & Mining	3.2%
Semiconductors & Semiconductor Equipment	2.6%
Household Durables	2.4%
Internet & Direct Marketing Retail	2.1%
Aerospace & Defense	2.0%
Interactive Media & Services	2.0%
Auto Components	2.0%
Capital Markets	2.0%
Software	1.9%
Electrical Equipment	1.9%
Thrifts & Mortgage Finance	1.8%
Biotechnology	1.6%
Energy Equipment & Services	1.4%
Healthcare Providers & Services	1.4%
Professional Services	0.9%
Distributors	0.6%
Transportation Infrastructure	0.6%
Hotels, Restaurants & Leisure	0.6%
Specialty Retail	0.5%
Independent Power Producers & Energy Traders	0.5%
Technology Hardware, Storage & Peripherals	0.4%
Consumer Finance	0.4%
Repurchase Agreements	0.8%
Liabilities in excess of other assets	(16.1)%

100.0%

AllianzGI Micro Cap Fund

	Shares	Value
Common Stock—98.3%
Air Freight & Logistics—0.9%
Echo Global Logistics, Inc. (a)	8,301	$256,916

Auto Components—0.6%
Modine Manufacturing Co. (a)	11,645	173,511

Banks—7.0%
Carolina Financial Corp.	5,762	217,343
Equity Bancshares, Inc., Class A (a)	7,080	277,961
First Foundation, Inc. (a)	14,515	226,724
First Internet Bancorp	5,292	161,141
Franklin Financial Network, Inc. (a)	6,025	235,578
National Commerce Corp. (a)	4,461	184,239
Preferred Bank	3,882	227,097
Triumph Bancorp, Inc. (a)	5,696	217,587
Veritex Holdings, Inc. (a)	8,851	250,129

		1,997,799

Beverages—2.1%
MGP Ingredients, Inc.	4,332	342,141
Primo Water Corp. (a)	14,290	257,935

		600,076

Biotechnology—13.2%
Abeona Therapeutics, Inc. (a)	6,176	79,053
Adamas Pharmaceuticals, Inc. (a)	3,317	66,406
Albireo Pharma, Inc. (a)	2,168	71,457
Audentes Therapeutics, Inc. (a)	3,362	133,102
BioCryst Pharmaceuticals, Inc. (a)	15,483	118,135
BioSpecifics Technologies Corp. (a)	3,155	184,536
Cara Therapeutics, Inc. (a)	6,010	143,940
Corbus Pharmaceuticals Holdings, Inc. (a)	8,035	60,664
CytomX Therapeutics, Inc. (a)	5,969	110,427
Fate Therapeutics, Inc. (a)	8,304	135,272
Flexion Therapeutics, Inc. (a)	7,507	140,456
GlycoMimetics, Inc. (a)	6,760	97,344
Intellia Therapeutics, Inc. (a)	4,937	141,297
Iovance Biotherapeutics, Inc. (a)	10,638	119,678
Karyopharm Therapeutics, Inc. (a)	6,358	108,277
Kindred Biosciences, Inc. (a)	13,719	191,380
Kura Oncology, Inc. (a)	5,266	92,155
La Jolla Pharmaceutical Co. (a)	4,875	98,134
MacroGenics, Inc. (a)	5,825	124,888
Pieris Pharmaceuticals, Inc. (a)	9,695	54,292
Progenics Pharmaceuticals, Inc. (a)	14,216	89,134
Rigel Pharmaceuticals, Inc. (a)	28,087	90,159
Sangamo Therapeutics, Inc. (a)	9,181	155,618
T2 Biosystems, Inc. (a)	28,278	210,671
TG Therapeutics, Inc. (a)	9,407	52,679
uniQure NV (a)	3,024	110,043
Vanda Pharmaceuticals, Inc. (a)	8,373	192,160
Veracyte, Inc. (a)	17,661	168,663
Verastem, Inc. (a)	14,112	102,312
Vericel Corp. (a)	9,109	128,892
Viking Therapeutics, Inc. (a)	8,056	140,336
Voyager Therapeutics, Inc. (a)	4,824	91,270

		3,802,830

Building Products—0.9%
PGT Innovations, Inc. (a)	12,243	264,449

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	171

Schedule of Investments

September 30, 2018

	Shares	Value
Chemicals—0.7%
American Vanguard Corp.	10,803	$194,454

Construction & Engineering—2.6%
NV5 Global, Inc. (a)	5,640	488,988
Sterling Construction Co., Inc. (a)	17,260	247,163

		736,151

Construction Materials—0.7%
U.S. Concrete, Inc. (a)	4,474	205,133

Diversified Consumer Services—0.6%
Carriage Services, Inc.	8,259	177,981

Diversified Telecommunication Services—0.9%
ORBCOMM, Inc. (a)	23,895	259,500

Electronic Equipment, Instruments & Components—0.8%
Mesa Laboratories, Inc.	1,247	231,468

Energy Equipment & Services—0.5%
Newpark Resources, Inc. (a)	15,236	157,693

Food Products—0.8%
John B Sanfilippo & Son, Inc.	3,398	242,549

Healthcare Equipment & Supplies—15.5%
Antares Pharma, Inc. (a)	49,846	167,483
AxoGen, Inc. (a)	10,518	387,588
Cerus Corp. (a)	28,416	204,879
CryoLife, Inc. (a)	10,520	370,304
CryoPort, Inc. (a)	23,373	299,408
Cutera, Inc. (a)	6,642	216,197
CytoSorbents Corp. (a)	18,879	243,539
Heska Corp. (a)	1,818	205,998
IntriCon Corp. (a)	3,706	208,277
LeMaitre Vascular, Inc.	11,433	442,914
OrthoPediatrics Corp. (a)	7,337	268,828
Senseonics Holdings, Inc. (a)	49,328	235,295
Sientra, Inc. (a)	8,493	202,813
Surmodics, Inc. (a)	5,714	426,550
Tactile Systems Technology, Inc. (a)	7,884	560,158

		4,440,231

Healthcare Providers & Services—4.4%
Addus HomeCare Corp. (a)	3,877	271,972
BioTelemetry, Inc. (a)	8,702	560,844
R1 RCM, Inc. (a)	17,903	181,894
RadNet, Inc. (a)	15,989	240,634

		1,255,344

Healthcare Technology—3.6%
Tabula Rasa HealthCare, Inc. (a)	7,135	579,290
Vocera Communications, Inc. (a)	12,041	440,460

		1,019,750

Hotels, Restaurants & Leisure—2.4%
Carrols Restaurant Group, Inc. (a)	19,428	283,649
Century Casinos, Inc. (a)	23,915	178,406
Golden Entertainment, Inc. (a)	9,220	221,372

		683,427

Household Durables—1.3%
LGI Homes, Inc. (a)	5,078	240,901
Turtle Beach Corp. (a)	6,447	128,553

		369,454

Internet & Direct Marketing Retail—0.8%
Gaia, Inc., Class A (a)	14,568	224,347

	Shares	Value
IT Services—2.8%
Brightcove, Inc. (a)	21,045	$176,778
Carbonite, Inc. (a)	10,259	365,734
Hackett Group, Inc.	12,395	249,759

		792,271

Leisure Equipment & Products—1.2%
MCBC Holdings, Inc. (a)	9,382	336,626

Life Sciences Tools & Services—2.3%
Codexis, Inc. (a)	9,356	160,455
NeoGenomics, Inc. (a)	32,353	496,619

		657,074

Machinery—4.0%
Commercial Vehicle Group, Inc. (a)	18,747	171,723
DMC Global, Inc.	4,069	166,015
Kadant, Inc.	3,304	356,336
Kornit Digital Ltd. (a)	11,641	254,938
Spartan Motors, Inc.	13,516	199,361

		1,148,373

Media—0.6%
Cardlytics, Inc. (a)	7,134	178,635

Oil, Gas & Consumable Fuels—3.7%
Abraxas Petroleum Corp. (a)	79,202	184,541
Evolution Petroleum Corp.	23,435	258,957
Lonestar Resources U.S., Inc., Class A (a)	22,439	174,800
Penn Virginia Corp. (a)	3,536	284,789
Ring Energy, Inc. (a)	16,305	161,582

		1,064,669

Pharmaceuticals—4.7%
Amphastar Pharmaceuticals, Inc. (a)	8,222	158,191
ANI Pharmaceuticals, Inc. (a)	3,703	209,368
Assembly Biosciences, Inc. (a)	2,676	99,387
Cymabay Therapeutics, Inc. (a)	9,311	103,166
Endocyte, Inc. (a)	9,557	169,732
Intersect ENT, Inc. (a)	7,801	224,279
Omeros Corp. (a)	5,616	137,086
Paratek Pharmaceuticals, Inc. (a)	3,883	37,665
Revance Therapeutics, Inc. (a)	4,074	101,239
WaVe Life Sciences Ltd. (a)	2,373	118,650

		1,358,763

Professional Services—1.8%
CRA International, Inc.	4,671	234,578
Kforce, Inc.	7,665	288,204

		522,782

Road & Rail—0.6%
Daseke, Inc. (a)	21,424	171,821

Semiconductors & Semiconductor Equipment—2.5%
Axcelis Technologies, Inc. (a)	7,796	153,191
AXT, Inc. (a)	26,977	192,886
FormFactor, Inc. (a)	14,943	205,466
Ichor Holdings Ltd. (a)	8,262	168,710

		720,253

Software—9.0%
Amber Road, Inc. (a)	22,550	216,931
Asure Software, Inc. (a)	15,592	193,653
Everbridge, Inc. (a)	8,109	467,403
Instructure, Inc. (a)	8,354	295,732
LivePerson, Inc. (a)	16,011	415,485
Model N, Inc. (a)	14,577	231,045
PROS Holdings, Inc. (a)	6,694	234,424
Rosetta Stone, Inc. (a)	12,118	241,027

	Shares	Value
Upland Software, Inc. (a)	9,105	$294,182

		2,589,882

Technology Hardware, Storage & Peripherals—0.9%
USA Technologies, Inc. (a)	37,699	271,433

Thrifts & Mortgage Finance—1.7%
First Defiance Financial Corp.	8,784	264,486
Meridian Bancorp, Inc.	13,778	234,226

		498,712

Wireless Telecommunication Services—2.2%
Boingo Wireless, Inc. (a)	17,757	619,719

Total Common Stock (cost—$20,259,249)		28,224,076

	Principal Amount (000s)
Repurchase Agreements—1.7%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $489,017; collateralized by U.S. Treasury Notes, 2.00%, due 11/30/20, valued at $499,219 including accrued interest
(cost—$489,000)	$489	489,000

Total Investments (cost—$20,748,249)—100.0%		28,713,076

Liabilities in excess of other assets—(0.0)%		(2,168)

Net Assets—100.0%		$28,710,908

Notes to Schedule of Investments:

(a) Non-income producing.

172	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

AllianzGI NFJ Emerging Markets Value Fund

	Shares	Value
Common Stock—93.1%
Brazil—4.1%
Banco Santander Brasil S.A. UNIT	122,400	$1,082,295
Cia de Locacao das Americas	159,200	1,060,400
Energisa S.A. UNIT	130,900	997,985
IRB Brasil Resseguros S.A.	79,600	1,309,732
Vale S.A. ADR	79,059	1,173,236

		5,623,648

Chile—0.8%
Banco Santander Chile	14,085,410	1,125,402

China—27.2%
Agricultural Bank of China Ltd., Class H	2,174,000	1,066,175
Anhui Conch Cement Co., Ltd., Class H	177,500	1,065,869
ANTA Sports Products Ltd.	192,000	916,576
Bank of China Ltd., Class H	2,161,000	954,822
Baoshan Iron & Steel Co., Ltd., Class A	648,639	739,930
China Construction Bank Corp., Class H	1,148,000	1,003,467
China Meidong Auto Holdings Ltd.	2,346,000	1,101,057
China Merchants Bank Co., Ltd., Class H	277,600	1,122,496
China Petroleum & Chemical Corp., Class H	1,182,000	1,187,613
China Travel International Investment Hong Kong Ltd.	2,584,000	830,889
China Water Affairs Group Ltd.	884,000	988,933
CNOOC Ltd.	668,000	1,322,724
Consun Pharmaceutical Group Ltd.	1,057,000	840,576
Country Garden Holdings Co., Ltd.	711,000	895,988
ENN Energy Holdings Ltd.	106,000	921,523
Focus Media Information Technology Co., Ltd., Class A	768,060	947,761
Geely Automobile Holdings Ltd.	387,000	770,695
Guangdong Provincial Expressway Development Co., Ltd., Class B	1,147,387	899,588
Industrial & Commercial Bank of China Ltd., Class H	1,421,000	1,037,462
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	260,600	973,626
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd.	62,306	1,158,398
JNBY Design Ltd.	480,500	851,087
Kweichow Moutai Co., Ltd., Class A	10,400	1,103,708
Lee & Man Paper Manufacturing Ltd.	1,044,000	966,705
Longfor Group Holdings Ltd.	379,500	978,267

	Shares	Value
Midea Group Co., Ltd., Class A (c)(d)	157,414	$921,981
Ping An Insurance Group Co of China Ltd.	162,000	1,612,573
Qingdao Haier Co., Ltd., Class A	380,100	912,534
Qingdao Port International Co., Ltd., Class H (a)(e)	1,324,000	940,914
Shengyi Technology Co., Ltd., Class A	668,605	1,023,564
Shenzhen Expressway Co., Ltd., Class H	1,146,000	1,150,779
Shenzhen International Holdings Ltd.	474,000	976,673
Sinopec Shanghai Petrochemical Co., Ltd., Class H	1,684,000	1,027,068
Tencent Holdings Ltd.	29,000	1,184,094
Tencent Holdings Ltd. ADR	26,700	1,090,428
Wanhua Chemical Group Co., Ltd., Class A	163,500	1,009,924
Wuliangye Yibin Co., Ltd., Class A	107,900	1,064,949

		37,561,416

Hong Kong—4.9%
AIA Group Ltd.	138,000	1,230,534
BOC Hong Kong Holdings Ltd.	206,500	980,114
HKBN Ltd.	663,000	1,135,729
Sands China Ltd.	201,200	906,107
Techtronic Industries Co., Ltd.	165,000	1,052,484
Xin Point Holdings Ltd.	1,002,000	387,670
Xinyi Glass Holdings Ltd.	836,000	1,053,999

		6,746,637

Hungary—0.8%
MOL Hungarian Oil & Gas PLC	99,503	1,071,740

India—10.7%
Cyient Ltd.	98,737	1,021,995
GAIL India Ltd.	183,858	963,895
HCL Technologies Ltd.	80,333	1,203,499
HDFC Bank Ltd.	33,016	913,084
Hexaware Technologies Ltd.	160,482	942,397
Housing Development Finance Corp., Ltd.	32,256	778,785
Indiabulls Housing Finance Ltd.	52,896	624,204
Infosys Ltd.	118,747	1,195,608
Larsen & Toubro Infotech Ltd. (a)	44,481	1,196,878
Mphasis Ltd.	69,830	1,128,332
NIIT Technologies Ltd.	58,291	884,705
Reliance Industries Ltd.	82,379	1,425,926
Sonata Software Ltd.	175,817	890,566
Tech Mahindra Ltd.	108,603	1,119,227
Yes Bank Ltd.	196,425	499,279

		14,788,380

Indonesia—0.8%
Bank Rakyat Indonesia Persero Tbk PT	4,923,800	1,040,490

Korea (Republic of)—11.0%
Com2uS Corp.	7,387	975,885
Dentium Co., Ltd.	13,389	1,213,854

	Shares	Value
F&F Co., Ltd.	13,628	$1,035,641
Hana Financial Group, Inc.	26,276	1,055,055
Hyundai Marine & Fire Insurance Co., Ltd.	32,731	1,237,273
Industrial Bank of Korea	72,068	990,428
Kginicis Co., Ltd.	65,172	1,077,581
Korean Reinsurance Co.	97,669	920,221
LEENO Industrial, Inc.	22,056	1,311,316
Macquarie Korea Infrastructure Fund	110,316	905,004
Samsung Electronics Co., Ltd.	34,578	1,447,119
SK Holdings Co., Ltd.	3,771	975,807
SK Hynix, Inc.	17,111	1,132,027
Tokai Carbon Korea Co., Ltd.	17,136	947,065

		15,224,276

Malaysia—0.8%
Serba Dinamik Holdings Bhd.	1,215,700	1,119,006

Mexico—5.2%
Banco del Bajio S.A. (a)	507,600	1,253,132
Bolsa Mexicana de Valores S.A.B de C.V.	614,000	1,256,282
Grupo Aeroportuario del Centro Norte S.A.B de C.V.	190,600	1,362,229
Grupo Financiero Banorte S.A.B de C.V., Class O	153,335	1,109,249
Mexichem S.A.B de C.V.	337,300	1,154,794
Prologis Property Mexico S.A. de C.V. REIT	533,546	1,080,264

		7,215,950

Norway—0.6%
Bakkafrost P/F	14,683	895,728

Peru—0.7%
Credicorp Ltd.	4,101	914,851

Russian Federation—4.3%
Gazprom Neft PJSC ADR	44,935	1,289,230
Lukoil PJSC (c)(d)	17,726	1,358,698
Moscow Exchange MICEX-RTS PJSC (c)(d)(e)	688,495	1,018,972
Tatneft PJSC (c)(d)	106,181	1,353,808
TCS Group Holding PLC GDR	52,972	979,982

		6,000,690

Singapore—1.2%
China Sunsine Chemical Holdings Ltd.	890,800	683,975
DBS Group Holdings Ltd.	53,100	1,012,996

		1,696,971

South Africa—4.7%
Astral Foods Ltd.	54,229	945,588
JSE Ltd.	83,830	943,686
Mondi Ltd.	43,142	1,184,763
Naspers Ltd., Class N	6,049	1,302,645
Naspers Ltd., Class N ADR	24,900	1,065,471
Santam Ltd.	46,149	1,072,668

		6,514,821

Taiwan—10.9%
Ardentec Corp.	925,000	1,105,500
Catcher Technology Co., Ltd.	98,000	1,077,302
Chroma ATE, Inc.	180,000	863,448
Getac Technology Corp.	741,000	968,019
Greatek Electronics, Inc.	588,000	971,628
ITEQ Corp.	511,000	987,648

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	173

Schedule of Investments

September 30, 2018

	Shares	Value
Novatek Microelectronics Corp.	209,000	$1,031,383
On-Bright Electronics, Inc.	109,000	655,899
Powertech Technology, Inc.	347,000	945,424
Taiwan Semiconductor Manufacturing Co., Ltd.	178,178	1,520,488
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	27,169	1,199,783
Taiwan Union Technology Corp.	292,000	970,862
Tripod Technology Corp.	373,000	1,018,140
Wiwynn Corp.	82,118	770,651
WT Microelectronics Co., Ltd.	689,543	962,943

		15,049,118

Thailand—2.4%
PTT Global Chemical PCL NVDR	441,500	1,109,450
PTT PCL NVDR	677,700	1,137,714
Tisco Financial Group PCL NVDR	440,100	1,139,990

		3,387,154

Turkey—0.6%
Trakya Cam Sanayii AS	1,152,934	819,509

United Arab Emirates—0.8%
Dubai Islamic Bank PJSC	734,569	1,075,969

United States—0.6%
Citigroup, Inc.	12,400	889,576

Total Common Stock (cost—$133,347,890)		128,761,332

Preferred Stock—4.9%
Brazil—2.3%
Banco do Estado do Rio Grande do Sul S.A., Class B	271,600	1,007,433
Itausa - Investimentos Itau S.A.	415,020	1,037,923
Petroleo Brasileiro S.A.	223,600	1,167,677

		3,213,033

Korea (Republic of)—2.6%
LG Household & Health Care Ltd.	1,626	1,178,548
Samsung Electronics Co., Ltd.	37,925	1,293,517
SK Innovation Co., Ltd.	8,843	1,084,445

		3,556,510

Total Preferred Stock (cost—$7,045,720)		6,769,543

Total Investments (cost—$140,393,610) (b)—98.0%		135,530,875

Other assets less liabilities—2.0%		2,728,477

Net Assets—100.0%		$138,259,352

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $3,390,924, representing 2.5% of net assets.

(b) Securities with an aggregate value of $102,297,236, representing 74.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $4,653,459, representing 3.4% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	16.8%
Oil, Gas & Consumable Fuels	9.0%
Semiconductors & Semiconductor Equipment	7.8%
IT Services	6.3%
Insurance	5.3%
Technology Hardware, Storage & Peripherals	4.7%
Electronic Equipment, Instruments & Components	4.2%
Transportation Infrastructure	3.9%
Chemicals	3.6%
Capital Markets	3.0%
Beverages	2.4%
Household Durables	2.1%
Software	2.1%
Food Products	2.0%
Textiles, Apparel & Luxury Goods	2.0%
Media	1.7%
Interactive Media & Services	1.6%
Paper & Forest Products	1.6%
Metals & Mining	1.4%
Gas Utilities	1.4%
Real Estate Management & Development	1.4%
Hotels, Restaurants & Leisure	1.3%
Auto Components	1.0%
Thrifts & Mortgage Finance	1.0%
Healthcare Equipment & Supplies	0.9%
Personal Products	0.8%
Diversified Telecommunication Services	0.8%
Energy Equipment & Services	0.8%
Specialty Retail	0.8%
Equity Real Estate Investment Trusts (REITs)	0.8%
Construction Materials	0.8%
Road & Rail	0.8%
Electric Utilities	0.7%
Water Utilities	0.7%
Industrial Conglomerates	0.7%
Pharmaceuticals	0.6%
Building Products	0.6%
Automobiles	0.6%
Other assets less liabilities	2.0%

100.0%

174	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

AllianzGI NFJ International Small-Cap Value Fund

	Shares	Value
Common Stock—99.3%
Australia—6.0%
Beach Energy Ltd.	31,700	$49,077
CSR Ltd.	7,380	20,105
Hansen Technologies Ltd.	9,500	25,611
Northern Star Resources Ltd.	6,500	39,023
Pendal Group Ltd.	4,000	25,402
Regis Resources Ltd.	8,500	22,868
Sandfire Resources NL	5,700	30,578

		212,664

Austria—1.6%
Mayr Melnhof Karton AG	233	29,291
Oesterreichische Post AG	630	26,341

		55,632

Belgium—1.1%
Befimmo S.A. REIT	697	39,775

Canada—4.1%
BRP, Inc.	670	31,429
Canfor Pulp Products, Inc.	1,875	35,507
Enerplus Corp.	2,650	32,724
Martinrea International, Inc.	2,505	25,580
Transcontinental, Inc., Class A	1,158	20,530

		145,770

China—4.3%
BOC Aviation Ltd. (a)	4,700	36,463
China Water Affairs Group Ltd.	32,000	35,799
Gemdale Properties & Investment Corp. Ltd.	296,000	26,801
Lee & Man Paper Manufacturing Ltd.	30,000	27,779
Road King Infrastructure Ltd.	15,000	25,688

		152,530

Finland—0.6%
Terveystalo Oyj (a)(c)	2,400	22,276

France—4.1%
Alten S.A.	320	32,919
Euronext NV (a)	743	48,819
Gaztransport Et Technigaz S.A.	484	36,695
Metropole Television S.A.	1,447	29,167

		147,600

Hong Kong—5.4%
CITIC Telecom International Holdings Ltd.	123,000	41,905
Dah Sing Financial Holdings Ltd.	4,800	30,706
Giordano International Ltd.	54,000	27,074
Johnson Electric Holdings Ltd.	10,500	29,649
NagaCorp Ltd.	28,000	29,291
Xinyi Glass Holdings Ltd.	28,000	35,301

		193,926

Israel—1.7%
Israel Chemicals Ltd. (c)	4,800	28,944
Israel Discount Bank Ltd., Class A	9,500	31,630

		60,574

Italy—1.0%
A2A SpA	21,021	36,455

Japan—17.4%
Cosmo Energy Holdings Co., Ltd.	800	32,941

	Shares	Value
Daito Pharmaceutical Co., Ltd.	935	$28,946
Hamakyorex Co., Ltd.	900	32,675
Haseko Corp.	2,700	35,067
Hioki EE Corp.	850	27,747
Horiba Ltd.	400	21,202
Invesco Office J-Reit, Inc. REIT	236	33,687
Invincible Investment Corp. REIT	67	28,003
Iwatani Corp.	800	28,456
JCU Corp.	1,100	26,523
Kyosan Electric Manufacturing Co., Ltd.	4,500	23,989
Maruwa Co., Ltd.	385	25,695
Medipal Holdings Corp.	1,900	39,694
Meidensha Corp.	1,600	26,188
Morita Holdings Corp.	1,440	32,585
Nitta Corp.	775	29,536
NSD Co., Ltd.	1,380	30,640
One REIT, Inc. REIT	14	30,274
T-Gaia Corp.	1,100	28,729
Towa Pharmaceutical Co., Ltd.	520	38,551
V Technology Co., Ltd.	145	21,751

		622,879

Korea (Republic of)—0.9%
Huchems Fine Chemical Corp.	1,463	32,901

Mexico—3.1%
Bolsa Mexicana de Valores S.A.B de C.V.	18,700	38,261
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. ADR	800	45,560
Ternium S.A. ADR	900	27,261

		111,082

New Zealand—0.9%
Summerset Group Holdings Ltd.	6,200	32,090

Norway—2.2%
Atea ASA	1,400	22,706
Bakkafrost P/F	450	27,452
Ocean Yield ASA	3,650	29,873

		80,031

Peru—0.7%
Cia de Minas Buenaventura SAA ADR	1,900	25,479

Philippines—0.7%
DMCI Holdings, Inc.	124,500	26,219

Portugal—0.8%
Semapa-Sociedade de Investimento e Gestao	1,400	27,834

Russian Federation—0.8%
TCS Group Holding PLC GDR	1,500	27,750

Singapore—5.4%
China Sunsine Chemical Holdings Ltd.	26,000	19,963
HRnetgroup Ltd.	61,100	39,331
Mapletree Commercial Trust REIT	26,900	31,681
Mapletree Industrial Trust REIT	19,500	28,253
Parkway Life Real Estate Investment Trust REIT	13,500	26,654
Sheng Siong Group Ltd.	55,200	45,205

		191,087

	Shares	Value
South Africa—2.0%
Astral Foods Ltd.	1,500	$26,156
JSE Ltd.	2,000	22,514
Reunert Ltd.	4,500	24,185

		72,855

Spain—4.2%
Cia de Distribucion Integral Logista Holdings S.A.	1,257	32,294
CIE Automotive S.A.	868	27,083
Grupo Catalana Occidente S.A.	707	30,782
Lar Espana Real Estate Socimi S.A. REIT	3,562	36,270
Melia Hotels International S.A.	2,200	24,589

		151,018

Sweden—2.5%
Concentric AB	1,700	27,353
Loomis AB, Class B	1,024	32,949
Stillfront Group AB (c)	1,339	28,180

		88,482

Switzerland—1.8%
Cembra Money Bank AG	411	37,204
Georg Fischer AG	25	28,317

		65,521

Taiwan—0.9%
Grand Pacific Petrochemical	31,000	30,847

United Kingdom—24.3%
Begbies Traynor Group PLC	35,700	34,201
Brewin Dolphin Holdings PLC	5,700	25,438
Britvic PLC	3,500	35,628
Charter Court Financial Services Group PLC (a)(c)	7,200	31,419
Computacenter PLC	1,925	31,743
Consort Medical PLC	2,310	35,829
Equiniti Group PLC (a)	9,800	33,932
Forterra PLC (a)	7,300	24,834
Georgia Capital PLC (c)	741	10,775
Hays PLC	13,100	34,775
Hill & Smith Holdings PLC	1,708	21,921
Howden Joinery Group PLC	4,500	27,480
J D Wetherspoon PLC	1,730	29,449
Johnson Service Group PLC	16,400	28,823
Morgan Advanced Materials PLC	8,100	35,072
OneSavings Bank PLC	5,900	31,226
PayPoint PLC	2,134	25,812
Plus500 Ltd.	1,400	24,221
Redde PLC	12,500	31,705
Redrow PLC	3,700	28,122
RPC Group PLC	3,850	39,870
Savills PLC	2,200	22,395
Sirius Real Estate Ltd.	49,400	39,732
Spectris PLC	835	25,791
Spirent Communications PLC	17,959	31,601
Synthomer PLC	5,154	36,331
Tullow Oil PLC (c)	9,400	32,065
Tyman PLC	6,600	30,109
XP Power Ltd.	680	26,235

		866,534

United States—0.8%
Travelport Worldwide Ltd.	1,700	28,679

Total Investments (cost—$3,279,231) (b)—99.3%		3,548,490

Other assets less liabilities—0.7%		23,794

Net Assets—100.0%		$3,572,284

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	175

Schedule of Investments

September 30, 2018

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $197,743, representing 5.5% of net assets.

(b) Securities with an aggregate value of $2,520,482, representing 70.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Equity Real Estate Investment Trusts (REITs)	7.1%
Oil, Gas & Consumable Fuels	5.1%
Machinery	5.0%
Chemicals	4.9%
Capital Markets	4.8%
Metals & Mining	4.7%
IT Services	4.2%
Electronic Equipment, Instruments & Components	4.1%
Professional Services	3.0%
Commercial Services & Supplies	3.0%
Healthcare Providers & Services	2.6%
Trading Companies & Distributors	2.6%
Paper & Forest Products	2.5%
Banks	2.5%
Real Estate Management & Development	2.5%
Auto Components	2.5%
Hotels, Restaurants & Leisure	2.3%
Containers & Packaging	1.9%
Pharmaceuticals	1.9%
Road & Rail	1.8%
Household Durables	1.8%
Thrifts & Mortgage Finance	1.8%
Air Freight & Logistics	1.6%
Software	1.6%
Electrical Equipment	1.6%
Specialty Retail	1.6%
Food Products	1.5%
Industrial Conglomerates	1.4%
Transportation Infrastructure	1.3%
Food & Staples Retailing	1.3%
Construction Materials	1.3%
Diversified Telecommunication Services	1.2%
Consumer Finance	1.0%
Multi-Utilities	1.0%
Healthcare Equipment & Supplies	1.0%
Water Utilities	1.0%
Beverages	1.0%
Communications Equipment	0.9%
Leisure Equipment & Products	0.9%
Insurance	0.9%
Building Products	0.8%
Energy Equipment & Services	0.8%
Media	0.8%
Entertainment	0.8%
Real Estate	0.7%
Diversified Financial Services	0.7%
Other assets less liabilities	0.7%

100.0%

176	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Consolidated Schedule of Investments

September 30, 2018

AllianzGI PerformanceFee Managed Futures Strategy Fund

	Principal Amount (000s)	Value
U.S. Treasury Obligations—85.1%
U.S. Treasury Notes,
0.75%, 2/15/19	$2,000	$1,988,437
0.875%, 4/15/19	2,000	1,983,906
1.00%, 3/15/19	2,000	1,987,500
1.125%, 1/31/19	2,000	1,992,344
1.125%, 2/28/19	2,000	1,990,313
1.25%, 3/31/19	2,000	1,988,750
1.25%, 4/30/19	1,500	1,490,039

Total U.S. Treasury Obligations (cost—$13,434,220)		13,421,289

	Principal Amount (000s)	Value
Repurchase Agreements—2.8%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $445,016; collateralized by U.S. Treasury Notes, 1.75%, due 11/30/21, valued at $456,192 including accrued interest (cost—$445,000)	$445	$445,000

Value

Total Investments (cost—$13,879,220)—87.9%	$13,866,289

Other assets less liabilities (a)—12.1%	1,912,752

Net Assets—100.0%	$15,779,041

Notes to Consolidated Schedule of Investments:

(a) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
5-Year U.S. Treasury Note	10	12/31/18		$1,000		$1,125	$(9,861)
10-Year Japanese Government Bond	2	12/13/18	JPY	200,000		2,642	(2,649)
Aluminum†	5	10/15/18		$—	(c)	257	(6,644)
Aluminum†	5	11/19/18		—	(c)	259	2,506
Australia Government 10-Year Bond	13	12/17/18	AUD	1,300		1,211	(10,339)
BIST 30 Index	9	10/31/18	TRY	1		19	48
Cattle Feeder†	4	3/28/19		$200		307	2,772
E-mini S&P 500 Index	24	12/21/18		1		3,503	25,849
Euro-Bund 10-Year Bond	3	12/6/18	EUR	300		553	(4,009)
Euro-OAT	3	12/6/18		300		526	(3,626)
FTSE 100 Index	5	12/21/18	GBP	—	(c)	488	14,264
FTSE/JSE Top 40 Index	1	12/20/18	ZAR	—	(c)	35	(702)
FTSE/MIB Index	1	12/21/18	EUR	—	(c)	120	(5,307)
IBEX 35 Index	1	10/19/18		—	(c)	109	(1,442)
Lean Hogs†	7	4/12/19		$280		196	263
Low Sulphur Casoil†	6	12/12/18		1		433	27,209
Mini DAX European Index	2	12/21/18	EUR	—	(c)	142	1,420
MSCI Taiwan Index	8	10/30/18		$1		328	592
Natural Gas†	11	12/27/18		110		349	(3,434)
Nickel†	2	10/15/18		—	(c)	150	(20,044)
Nickel†	3	11/19/18		—	(c)	226	(8,092)
Nickel†	1	12/17/18		—	(c)	75	(1,930)
SPI 200 Index	4	12/20/18	AUD	—	(c)	448	1,796
TOPIX Index	10	12/13/18	JPY	100		1,600	60,161
Toronto S&P 60 Index	3	12/20/18	CAD	1		441	200
United Kingdom Government 10-Year Gilt	3	12/27/18	GBP	300		473	(4,515)
WTI Crude Oil†	5	12/19/18		$5		364	18,333

							$72,819

Short position contracts:
10-Year U.S. Treasury Note	(37)	12/19/18		$(3,700)		$(4,395)	$(8,739)
Aluminum†	(5)	10/15/18		(—	)(c)	(257)	217
Aluminum†	(5)	11/19/18		(—	)(c)	(259)	4,831
Aluminum†	(6)	12/17/18		(—	)(c)	(311)	(390)
Arabica Coffee†	(14)	7/19/19		(525)		(581)	(6,262)
Australian Dollar	(12)	12/17/18		(1,200)		(867)	(3,912)
British Pound	(26)	12/17/18		(1,625)		(2,127)	11,593
Canada Government 10-Year Bond	(5)	12/18/18	CAD	(500)		(513)	(1,120)
Canadian Dollar	(14)	12/18/18		$(1,400)		(1,085)	(9,207)
CBOE Volatility Index	(11)	11/21/18		(11)		(165)	340
Cocoa†	(5)	7/16/19		(—	)(c)	(106)	4,600
Copper†	(5)	5/29/19		(125)		(354)	(8,575)

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	177

Consolidated Schedule of Investments

September 30, 2018

Futures contracts outstanding at September 30, 2018:
Type		Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation (Depreciation)
Short position contracts (continued):
	Corn†	(23)	5/14/19	$(115)		$(432)	$9,243
	Euro Currency	(17)	12/17/18	(2,125)		(2,482)	15,842
	Gold 100 Oz.†	(7)	4/26/19	(1)		(845)	6,702
	Japanese Yen	(41)	12/17/18	(51)		(4,538)	57,066
	New Zealand Dollar	(13)	12/17/18	(1,300)		(862)	(8,535)
	Nickel†	(2)	10/15/18	(—	)(c)	(150)	15,655
	Nickel†	(3)	11/19/18	(—	)(c)	(226)	1,963
	Nickel†	(2)	12/17/18	(—	)(c)	(151)	188
	Platinum†	(9)	1/29/19	(—	)(c)	(370)	16,137
	Silver†	(8)	5/29/19	(40)		(596)	(19,901)
	Soybean†	(12)	3/14/19	(60)		(524)	3,426
	Sugar No. 11†	(39)	9/30/19	(4,368)		(513)	2,029
	Wheat†	(2)	5/14/19	(10)		(55)	1,694

							$84,885

							$157,704

† All or a portion of this security is owned by AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., which is a wholly-owned subsidiary of the Fund.

Credit default swaps agreements outstanding at September 30, 2018:
Centrally cleared buy protection swap agreements:
Broker (Exchange)/ Reference Debt Isser	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Pay Rate	Payment Frequency	Value(2)	Upfront Premiums Paid	Unrealized Depreciation
Goldman Sachs (ICE):
CDX.EM.30 Index	$1,200	1.94%	12/20/23	(1.00)%	Quarterly	$49,925	$52,980	$(3,055)

Centrally cleared sell protection swap agreements:
Broker (Exchange)/ Referenced Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Received Rate	Payment Frequency	Value(2)	Upfront Premiums Paid	Unrealized Appreciation
Goldman Sachs (ICE):
CDX.NA.HY.30 Index	$3,144	3.06%	6/20/23	5.00%	Quarterly	$249,117	$217,330	$31,787

(1) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at September 30, 2018 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(b) At September 30, 2018, the Fund pledged $1,472,488 in cash as collateral for futures contracts and $258,732 in cash as collateral for swaps contracts.

(c) Notional amount rounds to less than 500.

Glossary:

AUD—Australian Dollar

BIST—Borsa Istanbul

CAD—Canadian Dollar

CBOE—Chicago Board Options Exchange

CDX—Credit Derivatives Index

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

ICE—Intercontinental Exchange

JPY—Japanese Yen

JSE—Johannesburg Stock Exchange Limited

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

TOPIX—Tokyo Stock Price Index

TRY—Turkish Lira

WTI—West Texas Intermediate

ZAR—South African Rand

178	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

AllianzGI PerformanceFee Structured US Equity Fund

	Shares	Value
Exchange-Traded Funds—98.7%
iShares Core S&P 500 (a) (cost—$77,950,647)	280,271	$82,043,730

Total Options Purchased—0.4% (cost—$439,082) (b)(c)(d)		300,315

Total Investments, before options written (cost—$78,389,729)—99.1%		82,344,045

Total Options Written—(0.5)% (premiums received— $804,779) (b)(c)(d)		(451,184)

Value

Total Investments, net of options written (cost—$77,584,950)—98.6%	$81,892,861

Other assets less other liabilities—1.4%	1,182,347

Net Assets—100.0%	$83,075,208

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

(d) Exchange traded option contracts outstanding at September 30, 2018:

Options purchased contracts outstanding at September 30, 2018:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options:
iPATH S&P 500 VIX Short-Term	40.00 USD	10/19/18	37	$3,700	$647	$4,535	$(3,888)
iPATH S&P 500 VIX Short-Term	42.00 USD	10/19/18	32	3,200	496	4,339	(3,843)
iPATH S&P 500 VIX Short-Term	36.00 USD	11/16/18	43	4,300	4,278	4,927	(649)
Nasdaq 100 Stock Index	7,450.00 USD	11/16/18	1	100	30,515	20,594	9,921
Nasdaq 100 Stock Index	7,550.00 USD	11/16/18	1	100	23,315	19,083	4,232
Nasdaq 100 Stock Index	9,000.00 USD	11/16/18	8	800	560	754	(194)
Nasdaq 100 Stock Index	9,000.00 USD	10/19/18	3	300	120	304	(184)
Nasdaq 100 Stock Index	7,650.00 USD	12/21/18	1	100	24,175	19,199	4,976
Nasdaq 100 Stock Index	9,900.00 USD	12/21/18	2	200	130	38	92
Russell 2000 Index	1,750.00 USD	10/31/18	1	100	490	3,262	(2,772)
Russell 2000 Index	2,000.00 USD	10/31/18	7	700	158	274	(116)
Russell 2000 Index	1,700.00 USD	11/30/18	2	200	7,510	8,353	(843)
Russell 2000 Index	2,450.00 USD	11/30/18	15	1,500	337	229	108
Russell 2000 Index	1,700.00 USD	12/21/18	3	300	13,605	13,199	406
Russell 2000 Index	1,990.00 USD	10/5/18	4	400	10	85	(75)
Russell 2000 Index	1,970.00 USD	10/12/18	1	100	5	21	(16)
Russell 2000 Index	1,980.00 USD	10/12/18	4	400	20	65	(45)
Russell 2000 Index	1,710.00 USD	10/19/18	2	200	2,640	5,748	(3,108)
Russell 2000 Index	2,100.00 USD	10/19/18	6	600	30	67	(37)
Russell 2000 Index	2,500.00 USD	10/19/18	4	400	20	25	(5)
Russell 2000 Index	1,980.00 USD	10/26/18	2	200	15	32	(17)
Russell 2000 Index	1,800.00 USD	10/31/18	1	100	78	986	(908)
Russell 2000 Index	1,755.00 USD	11/16/18	2	200	1,710	3,235	(1,525)
Russell 2000 Index	2,200.00 USD	11/16/18	6	600	45	70	(25)
Russell 2000 Index	2,500.00 USD	11/16/18	9	900	45	81	(36)
Russell 2000 Index	1,790.00 USD	11/30/18	3	300	1,425	6,092	(4,667)
Russell 2000 Index	2,400.00 USD	11/30/18	6	600	135	37	98
Russell 2000 Index	2,350.00 USD	12/21/18	3	300	30	34	(4)
Russell 2000 Index	1,770.00 USD	12/31/18	3	300	4,575	6,599	(2,024)
Russell 2000 Index	2,000.00 USD	12/31/18	3	300	105	124	(19)
S&P 500 Index	2,905.00 USD	10/19/18	1	100	3,005	1,575	1,430
S&P 500 Index	3,000.00 USD	10/19/18	4	400	610	3,722	(3,112)
S&P 500 Index	3,600.00 USD	10/19/18	4	400	10	56	(46)
S&P 500 Index	2,900.00 USD	10/31/18	1	100	4,165	2,343	1,822
S&P 500 Index	2,900.00 USD	11/16/18	1	100	5,225	2,923	2,302
S&P 500 Index	2,900.00 USD	11/30/18	1	100	5,995	3,466	2,529
S&P 500 Index	2,925.00 USD	10/5/18	2	200	1,510	1,975	(465)
S&P 500 Index	3,400.00 USD	10/5/18	4	400	10	25	(15)
S&P 500 Index	3,300.00 USD	10/10/18	6	600	15	67	(52)
S&P 500 Index	2,945.00 USD	10/12/18	2	200	1,090	4,065	(2,975)
S&P 500 Index	3,300.00 USD	10/12/18	2	200	5	22	(17)

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	179

Schedule of Investments

September 30, 2018

Options purchased contracts outstanding at September 30, 2018 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options (continued):
S&P 500 Index	3,200.00 USD	10/17/18	2	$200	$5	$53	$(48)
S&P 500 Index	3,300.00 USD	10/17/18	2	200	5	32	(27)
S&P 500 Index	2,900.00 USD	10/19/18	1	100	3,355	1,670	1,685
S&P 500 Index	3,300.00 USD	10/26/18	2	200	5	32	(27)
S&P 500 Index	2,975.00 USD	11/2/18	1	100	730	1,106	(376)
S&P 500 Index	3,400.00 USD	11/2/18	2	200	5	22	(17)
S&P 500 Index	2,975.00 USD	11/9/18	1	100	1,120	1,532	(412)
S&P 500 Index	3,400.00 USD	11/9/18	2	200	5	22	(17)
S&P 500 Index	3,700.00 USD	11/16/18	4	400	10	45	(35)
S&P 500 Index	2,950.00 USD	11/23/18	2	200	5,250	5,005	245
S&P 500 Index	3,400.00 USD	11/23/18	4	400	20	105	(85)
S&P 500 Index	3,500.00 USD	11/30/18	4	400	10	65	(55)
S&P 500 Index	2,970.00 USD	12/21/18	2	200	6,410	6,005	405
S&P 500 Index	3,700.00 USD	12/21/18	4	400	10	65	(55)
S&P 500 Index	2,970.00 USD	12/31/18	2	200	7,390	6,935	455
S&P 500 Index	3,500.00 USD	12/31/18	4	400	30	145	(115)

Total call options					$163,224	$165,469	$(2,245)

Put options:
Nasdaq 100 Stock Index	4,200.00 USD	10/19/18	1	$100	$3	$37	$(34)
Nasdaq 100 Stock Index	4,000.00 USD	11/16/18	2	200	60	295	(235)
Nasdaq 100 Stock Index	7,100.00 USD	11/16/18	1	100	4,860	21,253	(16,393)
Nasdaq 100 Stock Index	7,350.00 USD	11/16/18	1	100	8,505	17,373	(8,868)
Nasdaq 100 Stock Index	7,250.00 USD	12/21/18	1	100	11,555	20,237	(8,682)
Nasdaq 100 Stock Index	3,700.00 USD	10/19/18	4	400	160	110	50
Nasdaq 100 Stock Index	4,500.00 USD	10/19/18	2	200	5	43	(38)
Nasdaq 100 Stock Index	4,600.00 USD	10/19/18	4	400	30	58	(28)
Nasdaq 100 Stock Index	2,600.00 USD	12/21/18	1	100	57	81	(24)
Russell 2000 Index	850.00 USD	10/19/18	9	900	23	171	(148)
Russell 2000 Index	1,690.00 USD	10/31/18	2	200	3,880	8,480	(4,600)
Russell 2000 Index	800.00 USD	11/30/18	3	300	75	69	6
Russell 2000 Index	1,620.00 USD	11/30/18	1	100	1,440	4,021	(2,581)
Russell 2000 Index	500.00 USD	12/21/18	3	300	15	49	(34)
Russell 2000 Index	1,150.00 USD	10/5/18	1	100	3	17	(14)
Russell 2000 Index	1,185.00 USD	10/5/18	3	300	8	94	(86)
Russell 2000 Index	1,000.00 USD	10/19/18	10	1,000	25	95	(70)
Russell 2000 Index	1,680.00 USD	10/19/18	2	200	2,240	6,013	(3,773)
Russell 2000 Index	900.00 USD	10/31/18	2	200	50	62	(12)
Russell 2000 Index	1,000.00 USD	11/2/18	18	1,800	135	254	(119)
Russell 2000 Index	850.00 USD	11/16/18	2	200	15	32	(17)
Russell 2000 Index	1,680.00 USD	11/16/18	2	200	4,600	4,707	(107)
Russell 2000 Index	1,690.00 USD	11/30/18	2	200	6,210	6,291	(81)
Russell 2000 Index	1,620.00 USD	12/21/18	3	300	5,940	12,017	(6,077)
Russell 2000 Index	650.00 USD	12/31/18	2	200	15	42	(27)
Russell 2000 Index	1,670.00 USD	12/31/18	2	200	6,710	7,159	(449)
S&P 500 Index	2,725.00 USD	11/16/18	1	100	1,045	4,806	(3,761)
S&P 500 Index	2,725.00 USD	11/30/18	1	100	1,455	5,348	(3,893)
S&P 500 Index	1,800.00 USD	10/1/18	8	800	20	93	(73)
S&P 500 Index	2,630.00 USD	10/1/18	1	100	5	361	(356)
S&P 500 Index	2,685.00 USD	10/1/18	2	200	15	485	(470)
S&P 500 Index	2,705.00 USD	10/1/18	2	200	15	555	(540)
S&P 500 Index	2,795.00 USD	10/1/18	2	200	45	3,026	(2,981)
S&P 500 Index	2,825.00 USD	10/1/18	2	200	60	2,854	(2,794)
S&P 500 Index	1,800.00 USD	10/3/18	8	800	20	173	(153)
S&P 500 Index	2,625.00 USD	10/3/18	1	100	27	381	(354)
S&P 500 Index	2,695.00 USD	10/3/18	2	200	75	482	(407)
S&P 500 Index	2,705.00 USD	10/3/18	2	200	85	512	(427)

180	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

Options purchased contracts outstanding at September 30, 2018 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,815.00 USD	10/3/18	2	$200	$170	$2,980	$(2,810)
S&P 500 Index	2,825.00 USD	10/3/18	2	200	195	2,725	(2,530)
S&P 500 Index	1,500.00 USD	10/5/18	69	6,900	172	1,277	(1,105)
S&P 500 Index	1,550.00 USD	10/5/18	58	5,800	145	1,019	(874)
S&P 500 Index	1,600.00 USD	10/5/18	19	1,900	47	410	(363)
S&P 500 Index	1,750.00 USD	10/5/18	13	1,300	32	211	(179)
S&P 500 Index	1,900.00 USD	10/5/18	7	700	18	117	(99)
S&P 500 Index	2,615.00 USD	10/5/18	1	100	42	391	(349)
S&P 500 Index	2,695.00 USD	10/5/18	2	200	145	473	(328)
S&P 500 Index	2,720.00 USD	10/5/18	2	200	165	233	(68)
S&P 500 Index	2,815.00 USD	10/5/18	2	200	325	2,866	(2,541)
S&P 500 Index	2,840.00 USD	10/5/18	2	200	450	2,855	(2,405)
S&P 500 Index	1,800.00 USD	10/8/18	7	700	18	117	(99)
S&P 500 Index	2,690.00 USD	10/8/18	2	200	190	189	1
S&P 500 Index	2,705.00 USD	10/8/18	2	200	205	551	(346)
S&P 500 Index	2,810.00 USD	10/8/18	2	200	425	3,120	(2,695)
S&P 500 Index	2,830.00 USD	10/8/18	2	200	540	3,230	(2,690)
S&P 500 Index	2,600.00 USD	10/10/18	1	100	87	431	(344)
S&P 500 Index	2,690.00 USD	10/10/18	2	200	270	592	(322)
S&P 500 Index	2,700.00 USD	10/10/18	2	200	285	620	(335)
S&P 500 Index	2,810.00 USD	10/10/18	2	200	620	2,968	(2,348)
S&P 500 Index	2,820.00 USD	10/10/18	2	200	776	3,425	(2,649)
S&P 500 Index	1,300.00 USD	10/12/18	58	5,800	145	876	(731)
S&P 500 Index	1,350.00 USD	10/12/18	28	2,800	70	408	(338)
S&P 500 Index	1,400.00 USD	10/12/18	29	2,900	72	604	(532)
S&P 500 Index	1,450.00 USD	10/12/18	14	1,400	35	191	(156)
S&P 500 Index	1,500.00 USD	10/12/18	9	900	23	150	(127)
S&P 500 Index	1,550.00 USD	10/12/18	57	5,700	142	912	(770)
S&P 500 Index	2,690.00 USD	10/12/18	4	400	690	1,350	(660)
S&P 500 Index	2,810.00 USD	10/12/18	4	400	1,580	6,242	(4,662)
S&P 500 Index	2,835.00 USD	10/12/18	2	200	1,040	3,643	(2,603)
S&P 500 Index	2,680.00 USD	10/15/18	1	100	187	362	(175)
S&P 500 Index	2,700.00 USD	10/15/18	1	100	207	391	(184)
S&P 500 Index	2,725.00 USD	10/15/18	2	200	475	762	(287)
S&P 500 Index	2,800.00 USD	10/15/18	2	200	810	3,687	(2,877)
S&P 500 Index	2,835.00 USD	10/15/18	2	200	1,170	2,208	(1,038)
S&P 500 Index	2,630.00 USD	10/17/18	1	100	177	341	(164)
S&P 500 Index	2,680.00 USD	10/17/18	2	200	445	485	(40)
S&P 500 Index	2,715.00 USD	10/17/18	2	200	540	555	(15)
S&P 500 Index	2,800.00 USD	10/17/18	2	200	990	3,520	(2,530)
S&P 500 Index	2,825.00 USD	10/17/18	2	200	1,250	2,370	(1,120)
S&P 500 Index	1,500.00 USD	10/19/18	76	7,600	190	1,240	(1,050)
S&P 500 Index	1,675.00 USD	10/19/18	9	900	23	105	(82)
S&P 500 Index	1,800.00 USD	10/19/18	64	6,400	160	949	(789)
S&P 500 Index	2,680.00 USD	10/19/18	1	100	247	341	(94)
S&P 500 Index	2,695.00 USD	10/19/18	2	200	535	585	(50)
S&P 500 Index	2,815.00 USD	10/19/18	2	200	1,250	3,289	(2,039)
S&P 500 Index	2,835.00 USD	10/19/18	2	200	1,550	2,204	(654)
S&P 500 Index	2,890.00 USD	10/19/18	1	100	1,545	3,053	(1,508)
S&P 500 Index	1,800.00 USD	10/22/18	32	3,200	160	653	(493)
S&P 500 Index	2,830.00 USD	10/22/18	2	200	1,650	2,762	(1,112)
S&P 500 Index	2,860.00 USD	10/22/18	2	200	2,290	2,055	235
S&P 500 Index	2,720.00 USD	10/24/18	2	200	790	762	28
S&P 500 Index	2,830.00 USD	10/24/18	2	200	2,007	2,805	(798)
S&P 500 Index	2,845.00 USD	10/24/18	2	200	2,331	2,806	(475)
S&P 500 Index	800.00 USD	10/26/18	1	100	3	7	(4)
S&P 500 Index	1,300.00 USD	10/26/18	4	400	10	66	(56)

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	181

Schedule of Investments

September 30, 2018

Options purchased contracts outstanding at September 30, 2018 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	1,500.00 USD	10/26/18	3	$300	$8	$47	$(39)
S&P 500 Index	1,700.00 USD	10/26/18	58	5,800	290	1,102	(812)
S&P 500 Index	1,750.00 USD	10/26/18	28	2,800	140	520	(380)
S&P 500 Index	2,835.00 USD	10/26/18	2	200	2,130	3,008	(878)
S&P 500 Index	2,850.00 USD	10/26/18	2	200	2,470	2,369	101
S&P 500 Index	1,800.00 USD	10/29/18	60	6,000	450	1,505	(1,055)
S&P 500 Index	2,840.00 USD	10/29/18	2	200	2,370	2,650	(280)
S&P 500 Index	2,860.00 USD	10/29/18	2	200	2,890	2,613	277
S&P 500 Index	1,200.00 USD	10/31/18	2	200	5	12	(7)
S&P 500 Index	1,300.00 USD	10/31/18	4	400	10	84	(74)
S&P 500 Index	1,400.00 USD	10/31/18	4	400	10	86	(76)
S&P 500 Index	1,500.00 USD	10/31/18	4	400	10	66	(56)
S&P 500 Index	2,650.00 USD	10/31/18	1	100	365	423	(58)
S&P 500 Index	2,725.00 USD	10/31/18	1	100	540	4,072	(3,532)
S&P 500 Index	2,845.00 USD	10/31/18	2	200	2,710	3,194	(484)
S&P 500 Index	2,905.00 USD	10/31/18	1	100	2,595	4,153	(1,558)
S&P 500 Index	1,300.00 USD	11/2/18	1	100	3	17	(14)
S&P 500 Index	2,840.00 USD	11/2/18	1	100	1,415	1,345	70
S&P 500 Index	2,850.00 USD	11/2/18	2	200	3,110	2,851	259
S&P 500 Index	2,845.00 USD	11/5/18	2	200	3,130	3,086	44
S&P 500 Index	1,300.00 USD	11/9/18	1	100	3	17	(14)
S&P 500 Index	2,840.00 USD	11/9/18	1	100	1,925	1,826	99
S&P 500 Index	1,300.00 USD	11/16/18	12	1,200	60	199	(139)
S&P 500 Index	1,425.00 USD	11/16/18	6	600	45	101	(56)
S&P 500 Index	2,865.00 USD	11/16/18	1	100	2,675	3,600	(925)
S&P 500 Index	2,905.00 USD	11/16/18	1	100	3,725	5,203	(1,478)
S&P 500 Index	2,850.00 USD	11/23/18	1	100	2,635	3,403	(768)
S&P 500 Index	2,870.00 USD	11/30/18	1	100	3,455	4,470	(1,015)
S&P 500 Index	2,850.00 USD	12/21/18	1	100	4,015	4,813	(798)
S&P 500 Index	2,850.00 USD	12/31/18	1	100	4,305	5,103	(798)

Total put options					$137,091	$273,613	$(136,522)

Total options purchased contracts					$300,315	$439,082	$(138,767)

Options written contracts outstanding at September 30, 2018:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)

Call options:
CBOE SPX Volatility Index	25.00 USD	11/21/18	(37)	$(3,700)	$(2,035)	$(2,420)	$385
CBOE SPX Volatility Index	23.00 USD	10/17/18	(42)	(4,200)	(945)	(2,890)	1,945
CBOE SPX Volatility Index	24.00 USD	10/17/18	(66)	(6,600)	(1,320)	(3,682)	2,362
CBOE SPX Volatility Index	25.00 USD	10/17/18	(149)	(14,900)	(2,980)	(8,535)	5,555
CBOE SPX Volatility Index	26.00 USD	10/17/18	(63)	(6,300)	(1,103)	(3,303)	2,200
CBOE SPX Volatility Index	27.00 USD	10/17/18	(67)	(6,700)	(1,005)	(4,097)	3,092
CBOE SPX Volatility Index	28.00 USD	10/17/18	(33)	(3,300)	(495)	(1,729)	1,234
CBOE SPX Volatility Index	26.00 USD	11/21/18	(80)	(8,000)	(4,200)	(4,343)	143
CBOE SPX Volatility Index	27.00 USD	11/21/18	(31)	(3,100)	(1,395)	(1,718)	323
CBOE SPX Volatility Index	28.00 USD	11/21/18	(37)	(3,700)	(1,665)	(2,605)	940
CBOE SPX Volatility Index	29.00 USD	11/21/18	(91)	(9,100)	(3,640)	(5,780)	2,140
CBOE SPX Volatility Index	30.00 USD	11/21/18	(20)	(2,000)	(750)	(1,228)	478
CBOE SPX Volatility Index	29.00 USD	12/19/18	(37)	(3,700)	(2,128)	(2,273)	145
iPATH S&P 500 VIX Short-Term	47.00 USD	10/5/18	(37)	(3,700)	(74)	(2,087)	2,013
iPATH S&P 500 VIX Short-Term	34.00 USD	10/19/18	(37)	(3,700)	(1,351)	(1,903)	552
iPATH S&P 500 VIX Short-Term	50.00 USD	10/19/18	(60)	(6,000)	(450)	(4,360)	3,910
iPATH S&P 500 VIX Short-Term	52.00 USD	10/19/18	(37)	(3,700)	(1,850)	(2,346)	496

182	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

Options written contracts outstanding at September 30, 2018 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options (continued):
iPATH S&P 500 VIX Short-Term	58.00 USD	10/19/18	(32)	$(3,200)	$(192)	$(2,061)	$1,869
iPATH S&P 500 VIX Short-Term	40.00 USD	10/26/18	(8)	(800)	(268)	(331)	63
iPATH S&P 500 VIX Short-Term	36.00 USD	11/2/18	(37)	(3,700)	(2,331)	(2,642)	311
iPATH S&P 500 VIX Short-Term	41.00 USD	11/16/18	(25)	(2,500)	(1,913)	(1,861)	(52)
iPATH S&P 500 VIX Short-Term	42.00 USD	11/16/18	(62)	(6,200)	(4,154)	(4,292)	138
iPATH S&P 500 VIX Short-Term	45.00 USD	11/16/18	(56)	(5,600)	(3,304)	(3,808)	504
iPATH S&P 500 VIX Short-Term	46.00 USD	11/16/18	(25)	(2,500)	(1,325)	(1,735)	410
iPATH S&P 500 VIX Short-Term	50.00 USD	11/16/18	(43)	(4,300)	(2,064)	(1,953)	(111)
iPATH S&P 500 VIX Short-Term	53.00 USD	11/16/18	(37)	(3,700)	(1,425)	(3,129)	1,704
Nasdaq 100 Stock Index	7,800.00 USD	11/16/18	(2)	(200)	(18,010)	(13,995)	(4,015)
Nasdaq 100 Stock Index	7,850.00 USD	11/16/18	(3)	(300)	(20,955)	(18,352)	(2,603)
Nasdaq 100 Stock Index	8,200.00 USD	11/16/18	(4)	(400)	(2,360)	(8,694)	6,334
Nasdaq 100 Stock Index	8,050.00 USD	10/19/18	(3)	(300)	(480)	(5,932)	5,452
Nasdaq 100 Stock Index	8,150.00 USD	11/16/18	(1)	(100)	(935)	(1,304)	369
Nasdaq 100 Stock Index	8,000.00 USD	12/21/18	(2)	(200)	(15,560)	(12,637)	(2,923)
Nasdaq 100 Stock Index	8,300.00 USD	12/21/18	(1)	(100)	(1,845)	(2,180)	335
Russell 2000 Index	1,800.00 USD	10/19/18	(4)	(400)	(120)	(1,306)	1,186
Russell 2000 Index	1,810.00 USD	10/31/18	(2)	(200)	(115)	(2,319)	2,204
Russell 2000 Index	1,820.00 USD	10/31/18	(1)	(100)	(45)	(922)	877
Russell 2000 Index	1,770.00 USD	11/30/18	(6)	(600)	(4,980)	(8,462)	3,482
Russell 2000 Index	1,770.00 USD	12/21/18	(6)	(600)	(8,040)	(9,435)	1,395
Russell 2000 Index	1,835.00 USD	10/5/18	(4)	(400)	(20)	(382)	362
Russell 2000 Index	1,820.00 USD	10/12/18	(4)	(400)	(50)	(354)	304
Russell 2000 Index	1,830.00 USD	10/12/18	(1)	(100)	(12)	(105)	93
Russell 2000 Index	1,770.00 USD	10/19/18	(6)	(600)	(450)	(4,227)	3,777
Russell 2000 Index	1,790.00 USD	10/19/18	(3)	(300)	(120)	(2,290)	2,170
Russell 2000 Index	1,810.00 USD	10/19/18	(4)	(400)	(100)	(1,774)	1,674
Russell 2000 Index	1,815.00 USD	10/19/18	(3)	(300)	(67)	(289)	222
Russell 2000 Index	1,820.00 USD	10/19/18	(3)	(300)	(67)	(235)	168
Russell 2000 Index	1,800.00 USD	10/26/18	(3)	(300)	(165)	(382)	217
Russell 2000 Index	1,805.00 USD	10/26/18	(3)	(300)	(150)	(307)	157
Russell 2000 Index	1,810.00 USD	10/26/18	(3)	(300)	(135)	(337)	202
Russell 2000 Index	1,785.00 USD	10/31/18	(12)	(1,200)	(1,470)	(1,469)	(1)
Russell 2000 Index	1,795.00 USD	10/31/18	(4)	(400)	(350)	(540)	190
Russell 2000 Index	1,860.00 USD	10/31/18	(2)	(200)	(60)	(437)	377
Russell 2000 Index	1,800.00 USD	11/16/18	(6)	(600)	(1,260)	(2,690)	1,430
Russell 2000 Index	1,830.00 USD	11/16/18	(5)	(500)	(462)	(2,237)	1,775
Russell 2000 Index	1,835.00 USD	11/16/18	(6)	(600)	(510)	(1,784)	1,274
Russell 2000 Index	1,830.00 USD	11/30/18	(5)	(500)	(788)	(3,238)	2,450
Russell 2000 Index	1,840.00 USD	11/30/18	(15)	(1,500)	(1,838)	(8,128)	6,290
Russell 2000 Index	1,830.00 USD	12/31/18	(6)	(600)	(2,370)	(3,638)	1,268
S&P 500 Index	2,970.00 USD	10/19/18	(3)	(300)	(1,035)	(1,400)	365
S&P 500 Index	2,980.00 USD	10/19/18	(3)	(300)	(742)	(1,282)	540
S&P 500 Index	2,990.00 USD	10/19/18	(2)	(200)	(380)	(655)	275
S&P 500 Index	3,000.00 USD	10/31/18	(3)	(300)	(878)	(1,220)	342
S&P 500 Index	3,000.00 USD	11/16/18	(3)	(300)	(2,235)	(1,813)	(422)
S&P 500 Index	3,000.00 USD	11/30/18	(3)	(300)	(3,525)	(2,449)	(1,076)
S&P 500 Index	3,025.00 USD	10/1/18	(1)	(100)	(2)	(174)	172
S&P 500 Index	2,975.00 USD	10/5/18	(6)	(600)	(135)	(1,875)	1,740
S&P 500 Index	3,025.00 USD	10/10/18	(2)	(200)	(35)	(187)	152
S&P 500 Index	3,030.00 USD	10/10/18	(4)	(400)	(40)	(530)	490
S&P 500 Index	3,010.00 USD	10/12/18	(6)	(600)	(285)	(3,525)	3,240
S&P 500 Index	3,030.00 USD	10/12/18	(2)	(200)	(60)	(245)	185
S&P 500 Index	3,025.00 USD	10/17/18	(2)	(200)	(130)	(287)	157
S&P 500 Index	3,030.00 USD	10/17/18	(2)	(200)	(115)	(235)	120
S&P 500 Index	3,075.00 USD	10/19/18	(4)	(400)	(130)	(910)	780
S&P 500 Index	3,040.00 USD	10/26/18	(2)	(200)	(185)	(275)	90
S&P 500 Index	3,045.00 USD	10/26/18	(2)	(200)	(165)	(279)	114

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	183

Schedule of Investments

September 30, 2018

Options written contracts outstanding at September 30, 2018 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options (continued):
S&P 500 Index	3,035.00 USD	11/2/18	(3)	$(300)	$(457)	$(745)	$288
S&P 500 Index	3,035.00 USD	11/9/18	(3)	(300)	(780)	(1,198)	418
S&P 500 Index	3,040.00 USD	11/16/18	(4)	(400)	(1,220)	(1,810)	590
S&P 500 Index	3,060.00 USD	11/23/18	(6)	(600)	(1,590)	(1,814)	224
S&P 500 Index	3,040.00 USD	11/30/18	(4)	(400)	(2,060)	(2,710)	650
S&P 500 Index	3,100.00 USD	12/21/18	(6)	(600)	(2,250)	(2,444)	194
S&P 500 Index	3,100.00 USD	12/31/18	(6)	(600)	(2,910)	(3,104)	194

Total call options					$(149,595)	$(228,658)	$79,063

Put options:
Nasdaq 100 Stock Index	6,600.00 USD	10/19/18	(1)	$(100)	$(360)	$(3,547)	$3,187
Nasdaq 100 Stock Index	6,800.00 USD	11/16/18	(2)	(200)	(5,190)	(27,595)	22,405
Nasdaq 100 Stock Index	7,000.00 USD	11/16/18	(2)	(200)	(7,830)	(18,895)	11,065
Nasdaq 100 Stock Index	6,600.00 USD	10/12/18	(1)	(100)	(172)	(1,867)	1,695
Nasdaq 100 Stock Index	6,550.00 USD	10/19/18	(2)	(200)	(590)	(4,124)	3,534
Nasdaq 100 Stock Index	6,825.00 USD	10/26/18	(1)	(100)	(1,015)	(2,854)	1,839
Nasdaq 100 Stock Index	7,025.00 USD	10/26/18	(1)	(100)	(1,650)	(2,983)	1,333
Nasdaq 100 Stock Index	7,050.00 USD	10/26/18	(1)	(100)	(1,865)	(2,993)	1,128
Nasdaq 100 Stock Index	7,000.00 USD	10/31/18	(1)	(100)	(1,970)	(1,947)	(23)
Nasdaq 100 Stock Index	6,725.00 USD	11/16/18	(2)	(200)	(4,470)	(6,395)	1,925
Nasdaq 100 Stock Index	6,975.00 USD	12/21/18	(2)	(200)	(14,580)	(27,152)	12,572
Russell 2000 Index	1,510.00 USD	10/19/18	(2)	(200)	(160)	(1,255)	1,095
Russell 2000 Index	1,600.00 USD	10/31/18	(4)	(400)	(1,840)	(8,283)	6,443
Russell 2000 Index	1,520.00 USD	11/30/18	(2)	(200)	(1,100)	(4,005)	2,905
Russell 2000 Index	1,640.00 USD	10/5/18	(6)	(600)	(555)	(4,297)	3,742
Russell 2000 Index	1,600.00 USD	10/12/18	(1)	(100)	(127)	(551)	424
Russell 2000 Index	1,520.00 USD	10/19/18	(1)	(100)	(90)	(647)	557
Russell 2000 Index	1,560.00 USD	10/19/18	(1)	(100)	(132)	(593)	461
Russell 2000 Index	1,570.00 USD	10/19/18	(2)	(200)	(295)	(925)	630
Russell 2000 Index	1,575.00 USD	10/19/18	(2)	(200)	(315)	(835)	520
Russell 2000 Index	1,610.00 USD	10/19/18	(2)	(200)	(520)	(1,921)	1,401
Russell 2000 Index	1,615.00 USD	10/19/18	(2)	(200)	(570)	(1,081)	511
Russell 2000 Index	1,625.00 USD	10/19/18	(4)	(400)	(1,360)	(6,734)	5,374
Russell 2000 Index	1,650.00 USD	10/19/18	(7)	(700)	(3,955)	(7,682)	3,727
Russell 2000 Index	1,530.00 USD	10/31/18	(2)	(200)	(415)	(1,020)	605
Russell 2000 Index	1,590.00 USD	11/2/18	(2)	(200)	(900)	(1,265)	365
Russell 2000 Index	1,600.00 USD	11/2/18	(4)	(400)	(2,040)	(2,805)	765
Russell 2000 Index	1,620.00 USD	11/2/18	(3)	(300)	(2,025)	(2,086)	61
Russell 2000 Index	1,600.00 USD	11/16/18	(2)	(200)	(1,710)	(1,735)	25
Russell 2000 Index	1,620.00 USD	11/16/18	(2)	(200)	(2,150)	(2,015)	(135)
Russell 2000 Index	1,630.00 USD	11/16/18	(4)	(400)	(4,880)	(5,428)	548
Russell 2000 Index	1,600.00 USD	11/30/18	(2)	(200)	(2,340)	(2,627)	287
Russell 2000 Index	1,610.00 USD	11/30/18	(2)	(200)	(2,600)	(3,262)	662
Russell 2000 Index	1,550.00 USD	12/21/18	(6)	(600)	(6,390)	(14,924)	8,534
Russell 2000 Index	1,610.00 USD	12/31/18	(2)	(200)	(3,990)	(4,420)	430
Russell 2000 Index	1,620.00 USD	12/31/18	(2)	(200)	(4,350)	(4,781)	431
S&P 500 Index	2,620.00 USD	10/5/18	(2)	(200)	(85)	(835)	750
S&P 500 Index	2,650.00 USD	10/5/18	(1)	(100)	(52)	(1,207)	1,155
S&P 500 Index	2,700.00 USD	10/19/18	(5)	(500)	(1,375)	(3,992)	2,617
S&P 500 Index	2,725.00 USD	10/19/18	(6)	(600)	(1,890)	(6,187)	4,297
S&P 500 Index	2,620.00 USD	10/31/18	(2)	(200)	(630)	(4,997)	4,367
S&P 500 Index	2,620.00 USD	11/16/18	(2)	(200)	(1,250)	(6,101)	4,851
S&P 500 Index	2,620.00 USD	11/30/18	(2)	(200)	(1,770)	(6,988)	5,218
S&P 500 Index	2,735.00 USD	10/1/18	(1)	(100)	(15)	(568)	553
S&P 500 Index	2,740.00 USD	10/1/18	(4)	(400)	(60)	(3,719)	3,659
S&P 500 Index	2,765.00 USD	10/1/18	(4)	(400)	(70)	(3,367)	3,297
S&P 500 Index	2,755.00 USD	10/3/18	(4)	(400)	(220)	(3,583)	3,363
S&P 500 Index	2,765.00 USD	10/3/18	(4)	(400)	(240)	(3,228)	2,988
S&P 500 Index	2,600.00 USD	10/5/18	(1)	(100)	(37)	(953)	916
S&P 500 Index	2,610.00 USD	10/5/18	(1)	(100)	(40)	(923)	883

184	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

Options written contracts outstanding at September 30, 2018 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,755.00 USD	10/5/18	(4)	$(400)	$(400)	$(3,419)	$3,019
S&P 500 Index	2,780.00 USD	10/5/18	(4)	(400)	(470)	(3,449)	2,979
S&P 500 Index	2,750.00 USD	10/8/18	(4)	(400)	(520)	(3,800)	3,280
S&P 500 Index	2,765.00 USD	10/8/18	(2)	(200)	(285)	(1,888)	1,603
S&P 500 Index	2,770.00 USD	10/8/18	(2)	(200)	(295)	(1,958)	1,663
S&P 500 Index	2,705.00 USD	10/10/18	(14)	(1,400)	(2,065)	(9,624)	7,559
S&P 500 Index	2,710.00 USD	10/10/18	(1)	(100)	(150)	(937)	787
S&P 500 Index	2,725.00 USD	10/10/18	(2)	(200)	(325)	(1,555)	1,230
S&P 500 Index	2,750.00 USD	10/10/18	(4)	(400)	(750)	(3,571)	2,821
S&P 500 Index	2,760.00 USD	10/10/18	(4)	(400)	(736)	(4,149)	3,413
S&P 500 Index	2,590.00 USD	10/12/18	(1)	(100)	(105)	(968)	863
S&P 500 Index	2,600.00 USD	10/12/18	(1)	(100)	(110)	(981)	871
S&P 500 Index	2,650.00 USD	10/12/18	(1)	(100)	(142)	(1,006)	864
S&P 500 Index	2,660.00 USD	10/12/18	(2)	(200)	(295)	(2,075)	1,780
S&P 500 Index	2,680.00 USD	10/12/18	(2)	(200)	(330)	(1,805)	1,475
S&P 500 Index	2,700.00 USD	10/12/18	(1)	(100)	(183)	(908)	725
S&P 500 Index	2,710.00 USD	10/12/18	(9)	(900)	(1,733)	(6,963)	5,230
S&P 500 Index	2,725.00 USD	10/12/18	(2)	(200)	(415)	(1,801)	1,386
S&P 500 Index	2,730.00 USD	10/12/18	(14)	(1,400)	(2,975)	(9,568)	6,593
S&P 500 Index	2,740.00 USD	10/12/18	(7)	(700)	(1,593)	(5,477)	3,884
S&P 500 Index	2,750.00 USD	10/12/18	(8)	(800)	(1,940)	(7,605)	5,665
S&P 500 Index	2,760.00 USD	10/12/18	(4)	(400)	(1,030)	(4,038)	3,008
S&P 500 Index	2,740.00 USD	10/15/18	(4)	(400)	(1,030)	(4,723)	3,693
S&P 500 Index	2,760.00 USD	10/15/18	(14)	(1,400)	(4,130)	(8,798)	4,668
S&P 500 Index	2,770.00 USD	10/15/18	(14)	(1,400)	(4,410)	(8,189)	3,779
S&P 500 Index	2,780.00 USD	10/15/18	(4)	(400)	(1,380)	(2,571)	1,191
S&P 500 Index	2,690.00 USD	10/17/18	(1)	(100)	(233)	(662)	429
S&P 500 Index	2,700.00 USD	10/17/18	(1)	(100)	(248)	(621)	373
S&P 500 Index	2,725.00 USD	10/17/18	(8)	(800)	(2,280)	(5,035)	2,755
S&P 500 Index	2,740.00 USD	10/17/18	(4)	(400)	(1,260)	(4,409)	3,149
S&P 500 Index	2,750.00 USD	10/17/18	(8)	(800)	(2,680)	(4,971)	2,291
S&P 500 Index	2,770.00 USD	10/17/18	(4)	(400)	(1,540)	(2,843)	1,303
S&P 500 Index	2,650.00 USD	10/19/18	(4)	(400)	(850)	(3,166)	2,316
S&P 500 Index	2,735.00 USD	10/19/18	(6)	(600)	(2,010)	(6,980)	4,970
S&P 500 Index	2,740.00 USD	10/19/18	(9)	(900)	(3,105)	(5,627)	2,522
S&P 500 Index	2,745.00 USD	10/19/18	(3)	(300)	(1,080)	(4,030)	2,950
S&P 500 Index	2,750.00 USD	10/19/18	(8)	(800)	(3,000)	(4,971)	1,971
S&P 500 Index	2,755.00 USD	10/19/18	(4)	(400)	(1,540)	(3,994)	2,454
S&P 500 Index	2,760.00 USD	10/19/18	(16)	(1,600)	(6,320)	(9,030)	2,710
S&P 500 Index	2,780.00 USD	10/19/18	(4)	(400)	(1,860)	(2,579)	719
S&P 500 Index	2,790.00 USD	10/19/18	(2)	(200)	(1,010)	(2,695)	1,685
S&P 500 Index	2,770.00 USD	10/22/18	(4)	(400)	(1,940)	(3,295)	1,355
S&P 500 Index	2,780.00 USD	10/22/18	(8)	(800)	(4,200)	(4,627)	427
S&P 500 Index	2,790.00 USD	10/22/18	(24)	(2,400)	(13,680)	(13,906)	226
S&P 500 Index	2,805.00 USD	10/22/18	(4)	(400)	(2,580)	(2,470)	(110)
S&P 500 Index	2,775.00 USD	10/24/18	(4)	(400)	(2,447)	(3,590)	1,143
S&P 500 Index	2,785.00 USD	10/24/18	(4)	(400)	(2,669)	(3,290)	621
S&P 500 Index	2,660.00 USD	10/26/18	(3)	(300)	(975)	(2,451)	1,476
S&P 500 Index	2,710.00 USD	10/26/18	(1)	(100)	(425)	(639)	214
S&P 500 Index	2,725.00 USD	10/26/18	(1)	(100)	(460)	(589)	129
S&P 500 Index	2,750.00 USD	10/26/18	(15)	(1,500)	(8,025)	(9,747)	1,722
S&P 500 Index	2,755.00 USD	10/26/18	(1)	(100)	(555)	(589)	34
S&P 500 Index	2,765.00 USD	10/26/18	(15)	(1,500)	(8,925)	(10,010)	1,085
S&P 500 Index	2,770.00 USD	10/26/18	(7)	(700)	(4,305)	(4,182)	(123)
S&P 500 Index	2,780.00 USD	10/26/18	(4)	(400)	(2,660)	(3,769)	1,109
S&P 500 Index	2,790.00 USD	10/26/18	(7)	(700)	(5,005)	(4,343)	(662)
S&P 500 Index	2,795.00 USD	10/26/18	(4)	(400)	(2,980)	(2,830)	(150)
S&P 500 Index	2,770.00 USD	10/29/18	(8)	(800)	(5,240)	(4,699)	(541)
S&P 500 Index	2,775.00 USD	10/29/18	(22)	(2,200)	(14,850)	(15,302)	452

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	185

Schedule of Investments

September 30, 2018

Options written contracts outstanding at September 30, 2018 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,785.00 USD	10/29/18	(4)	$(400)	$(2,940)	$(3,243)	$303
S&P 500 Index	2,805.00 USD	10/29/18	(4)	(400)	(3,420)	(3,267)	(153)
S&P 500 Index	2,695.00 USD	10/31/18	(3)	(300)	(1,365)	(4,302)	2,937
S&P 500 Index	2,700.00 USD	10/31/18	(2)	(200)	(930)	(1,423)	493
S&P 500 Index	2,710.00 USD	10/31/18	(2)	(200)	(990)	(2,240)	1,250
S&P 500 Index	2,730.00 USD	10/31/18	(3)	(300)	(1,665)	(3,889)	2,224
S&P 500 Index	2,755.00 USD	10/31/18	(1)	(100)	(655)	(689)	34
S&P 500 Index	2,775.00 USD	10/31/18	(2)	(200)	(1,510)	(1,538)	28
S&P 500 Index	2,785.00 USD	10/31/18	(4)	(400)	(3,260)	(3,967)	707
S&P 500 Index	2,795.00 USD	10/31/18	(3)	(300)	(2,655)	(3,442)	787
S&P 500 Index	2,805.00 USD	10/31/18	(2)	(200)	(1,910)	(4,015)	2,105
S&P 500 Index	2,735.00 USD	11/2/18	(5)	(500)	(3,200)	(4,637)	1,437
S&P 500 Index	2,775.00 USD	11/2/18	(2)	(200)	(1,670)	(1,559)	(111)
S&P 500 Index	2,790.00 USD	11/2/18	(4)	(400)	(3,740)	(3,443)	(297)
S&P 500 Index	2,785.00 USD	11/5/18	(4)	(400)	(3,860)	(3,739)	(121)
S&P 500 Index	2,700.00 USD	11/9/18	(4)	(400)	(3,100)	(3,050)	(50)
S&P 500 Index	2,730.00 USD	11/9/18	(6)	(600)	(5,430)	(5,588)	158
S&P 500 Index	2,770.00 USD	11/9/18	(2)	(200)	(2,330)	(2,169)	(161)
S&P 500 Index	2,700.00 USD	11/16/18	(2)	(200)	(1,830)	(2,559)	729
S&P 500 Index	2,730.00 USD	11/16/18	(2)	(200)	(2,150)	(2,392)	242
S&P 500 Index	2,805.00 USD	11/16/18	(2)	(200)	(3,440)	(5,715)	2,275
S&P 500 Index	2,600.00 USD	11/23/18	(4)	(400)	(2,660)	(3,494)	834
S&P 500 Index	2,775.00 USD	11/23/18	(2)	(200)	(3,230)	(4,215)	985
S&P 500 Index	2,700.00 USD	11/30/18	(2)	(200)	(2,570)	(3,452)	882
S&P 500 Index	2,750.00 USD	12/21/18	(2)	(200)	(4,800)	(5,815)	1,015
S&P 500 Index	2,750.00 USD	12/31/18	(2)	(200)	(5,310)	(6,335)	1,025

Total put options					$(301,589)	$(576,121)	$274,532

Total options written contracts					$(451,184)	$(804,779)	$353,595

(e) At September 30, 2018, the Fund pledged $662,782 in cash as collateral for options written.

Glossary:

CBOE—Chicago Board Options Exchange

VIX—Volatility Index

186	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

AllianzGI PerformanceFee Structured US Fixed Income Fund

	Shares	Value
Exchange-Traded Funds—99.6%
iShares Core U.S. Aggregate Bond (a) (cost—$25,743,779)	235,721	$24,873,280

Total Options Purchased —0.1% (cost—$64,552) (b)(c)(d)		37,583

Total Investments, before options written (cost—$25,808,331)—99.7%		24,910,863

Value

Total Options Written —(0.2)% (premiums received—$116,394) (b)(c)(d)	$(60,653)

Total Investments, net of options written (cost—$25,691,937)—99.5%	24,850,210

Other assets less other liabilities—0.5%	128,183

Net Assets—100.0%	$24,978,393

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

(d) Exchange traded option contracts outstanding at September 30, 2018:

Options purchased contracts outstanding at September 30, 2018:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options:
iPATH S&P 500 VIX Short-Term	40.00 USD	10/19/18	7	$700	$122	$858	$(736)
iPATH S&P 500 VIX Short-Term	42.00 USD	10/19/18	6	600	93	813	(720)
iPATH S&P 500 VIX Short-Term	36.00 USD	11/16/18	7	700	696	801	(105)
Russell 2000 Index	1,700.00 USD	11/30/18	1	100	3,755	4,177	(422)
Russell 2000 Index	2,450.00 USD	11/30/18	6	600	135	83	52
Russell 2000 Index	1,990.00 USD	10/5/18	1	100	3	22	(19)
Russell 2000 Index	2,100.00 USD	10/19/18	2	200	10	22	(12)
Russell 2000 Index	2,200.00 USD	11/16/18	1	100	7	11	(4)
Russell 2000 Index	2,500.00 USD	11/16/18	1	100	5	11	(6)
Russell 2000 Index	1,790.00 USD	11/30/18	2	200	950	4,061	(3,111)
Russell 2000 Index	2,400.00 USD	11/30/18	1	100	22	6	16
S&P 500 Index	2,900.00 USD	11/16/18	1	100	5,225	2,923	2,302
S&P 500 Index	3,300.00 USD	10/10/18	1	100	3	12	(9)
S&P 500 Index	3,200.00 USD	10/17/18	2	200	5	53	(48)
S&P 500 Index	3,700.00 USD	11/16/18	1	100	3	12	(9)
S&P 500 Index	3,500.00 USD	11/30/18	1	100	3	17	(14)

Total call options					$11,037	$13,882	$(2,845)

Put options:
Nasdaq 100 Stock Index	3,700.00 USD	10/19/18	2	$200	$80	$63	$17
Russell 2000 Index	850.00 USD	10/19/18	2	200	5	33	(28)
Russell 2000 Index	800.00 USD	11/30/18	3	300	75	69	6
Russell 2000 Index	1,620.00 USD	11/30/18	1	100	1,440	4,021	(2,581)
Russell 2000 Index	1,000.00 USD	10/19/18	3	300	8	35	(27)
Russell 2000 Index	1,690.00 USD	11/30/18	2	200	6,210	6,291	(81)
S&P 500 Index	2,725.00 USD	11/16/18	1	100	1,045	4,806	(3,761)
S&P 500 Index	1,800.00 USD	10/1/18	1	100	3	12	(9)
S&P 500 Index	2,685.00 USD	10/1/18	1	100	8	243	(235)
S&P 500 Index	2,795.00 USD	10/1/18	1	100	22	1,513	(1,491)
S&P 500 Index	1,800.00 USD	10/3/18	1	100	3	22	(19)
S&P 500 Index	2,705.00 USD	10/3/18	1	100	42	256	(214)
S&P 500 Index	2,825.00 USD	10/3/18	1	100	97	1,362	(1,265)
S&P 500 Index	1,500.00 USD	10/5/18	11	1,100	27	199	(172)
S&P 500 Index	1,550.00 USD	10/5/18	10	1,000	25	176	(151)
S&P 500 Index	1,600.00 USD	10/5/18	6	600	15	128	(113)
S&P 500 Index	1,750.00 USD	10/5/18	2	200	5	32	(27)
S&P 500 Index	1,900.00 USD	10/5/18	1	100	3	17	(14)
S&P 500 Index	2,720.00 USD	10/5/18	1	100	82	272	(190)
S&P 500 Index	2,840.00 USD	10/5/18	1	100	225	1,427	(1,202)
S&P 500 Index	1,800.00 USD	10/8/18	1	100	3	17	(14)
S&P 500 Index	2,705.00 USD	10/8/18	1	100	102	275	(173)
S&P 500 Index	2,830.00 USD	10/8/18	1	100	270	1,615	(1,345)

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	187

Schedule of Investments

September 30, 2018

Options purchased contracts outstanding at September 30, 2018 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,700.00 USD	10/10/18	1	$100	$142	$310	$(168)
S&P 500 Index	2,820.00 USD	10/10/18	1	100	388	1,713	(1,325)
S&P 500 Index	1,300.00 USD	10/12/18	8	800	20	121	(101)
S&P 500 Index	1,350.00 USD	10/12/18	4	400	10	58	(48)
S&P 500 Index	1,400.00 USD	10/12/18	3	300	8	60	(52)
S&P 500 Index	1,450.00 USD	10/12/18	2	200	5	27	(22)
S&P 500 Index	1,500.00 USD	10/12/18	1	100	3	17	(14)
S&P 500 Index	1,550.00 USD	10/12/18	8	800	20	128	(108)
S&P 500 Index	2,690.00 USD	10/12/18	1	100	172	337	(165)
S&P 500 Index	2,810.00 USD	10/12/18	1	100	395	1,730	(1,335)
S&P 500 Index	2,680.00 USD	10/15/18	1	100	187	362	(175)
S&P 500 Index	2,700.00 USD	10/15/18	1	100	207	391	(184)
S&P 500 Index	2,800.00 USD	10/15/18	1	100	405	1,843	(1,438)
S&P 500 Index	2,680.00 USD	10/17/18	1	100	222	242	(20)
S&P 500 Index	2,800.00 USD	10/17/18	1	100	495	1,760	(1,265)
S&P 500 Index	1,500.00 USD	10/19/18	10	1,000	25	158	(133)
S&P 500 Index	1,675.00 USD	10/19/18	1	100	3	12	(9)
S&P 500 Index	1,800.00 USD	10/19/18	8	800	20	119	(99)
S&P 500 Index	2,695.00 USD	10/19/18	1	100	267	292	(25)
S&P 500 Index	2,815.00 USD	10/19/18	1	100	625	1,644	(1,019)
S&P 500 Index	1,800.00 USD	10/22/18	4	400	20	82	(62)
S&P 500 Index	2,830.00 USD	10/22/18	1	100	825	1,381	(556)
S&P 500 Index	2,720.00 USD	10/24/18	1	100	395	381	14
S&P 500 Index	2,830.00 USD	10/24/18	1	100	1,003	1,402	(399)
S&P 500 Index	1,500.00 USD	10/26/18	1	100	3	16	(13)
S&P 500 Index	1,700.00 USD	10/26/18	8	800	40	153	(113)
S&P 500 Index	1,750.00 USD	10/26/18	4	400	20	74	(54)
S&P 500 Index	2,835.00 USD	10/26/18	1	100	1,065	1,504	(439)
S&P 500 Index	1,800.00 USD	10/29/18	8	800	60	201	(141)
S&P 500 Index	2,860.00 USD	10/29/18	1	100	1,445	1,307	138
S&P 500 Index	1,300.00 USD	10/31/18	2	200	5	43	(38)
S&P 500 Index	1,500.00 USD	10/31/18	1	100	3	17	(14)
S&P 500 Index	2,845.00 USD	10/31/18	1	100	1,355	1,597	(242)
S&P 500 Index	2,850.00 USD	11/2/18	1	100	1,555	1,425	130
S&P 500 Index	2,845.00 USD	11/5/18	1	100	1,565	1,543	22
S&P 500 Index	1,300.00 USD	11/16/18	5	500	25	83	(58)
S&P 500 Index	1,425.00 USD	11/16/18	3	300	23	51	(28)
S&P 500 Index	2,905.00 USD	11/16/18	1	100	3,725	5,202	(1,477)

Total put options					$26,546	$50,670	$(24,124)

Total options purchased contracts					$37,583	$64,552	$(26,969)

Options written contracts outstanding at September 30, 2018:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
CBOE SPX Volatility Index	25.00 USD	11/21/18	(6)	$(600)	$(330)	$(393)	$63
CBOE SPX Volatility Index	23.00 USD	10/17/18	(8)	(800)	(180)	(550)	370
CBOE SPX Volatility Index	24.00 USD	10/17/18	(11)	(1,100)	(220)	(616)	396
CBOE SPX Volatility Index	25.00 USD	10/17/18	(22)	(2,200)	(440)	(1,222)	782
CBOE SPX Volatility Index	26.00 USD	10/17/18	(12)	(1,200)	(210)	(629)	419
CBOE SPX Volatility Index	27.00 USD	10/17/18	(3)	(300)	(45)	(166)	121
CBOE SPX Volatility Index	28.00 USD	10/17/18	(5)	(500)	(75)	(261)	186
CBOE SPX Volatility Index	26.00 USD	11/21/18	(13)	(1,300)	(683)	(706)	23
CBOE SPX Volatility Index	27.00 USD	11/21/18	(5)	(500)	(225)	(277)	52
CBOE SPX Volatility Index	28.00 USD	11/21/18	(6)	(600)	(270)	(423)	153
CBOE SPX Volatility Index	29.00 USD	11/21/18	(15)	(1,500)	(600)	(937)	337

188	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

Options written contracts outstanding at September 30, 2018 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options (continued):
CBOE SPX Volatility Index	30.00 USD	11/21/18	(3)	$(300)	$(112)	$(184)	$72
CBOE SPX Volatility Index	29.00 USD	12/19/18	(6)	(600)	(345)	(369)	24
iPATH S&P 500 VIX Short-Term	47.00 USD	10/5/18	(6)	(600)	(12)	(339)	327
iPATH S&P 500 VIX Short-Term	34.00 USD	10/19/18	(6)	(600)	(219)	(309)	90
iPATH S&P 500 VIX Short-Term	50.00 USD	10/19/18	(10)	(1,000)	(75)	(709)	634
iPATH S&P 500 VIX Short-Term	52.00 USD	10/19/18	(7)	(700)	(350)	(444)	94
iPATH S&P 500 VIX Short-Term	58.00 USD	10/19/18	(6)	(600)	(36)	(387)	351
iPATH S&P 500 VIX Short-Term	40.00 USD	10/26/18	(1)	(100)	(33)	(41)	8
iPATH S&P 500 VIX Short-Term	36.00 USD	11/2/18	(6)	(600)	(378)	(428)	50
iPATH S&P 500 VIX Short-Term	41.00 USD	11/16/18	(4)	(400)	(306)	(298)	(8)
iPATH S&P 500 VIX Short-Term	42.00 USD	11/16/18	(10)	(1,000)	(670)	(692)	22
iPATH S&P 500 VIX Short-Term	45.00 USD	11/16/18	(9)	(900)	(531)	(612)	81
iPATH S&P 500 VIX Short-Term	46.00 USD	11/16/18	(4)	(400)	(212)	(278)	66
iPATH S&P 500 VIX Short-Term	50.00 USD	11/16/18	(7)	(700)	(336)	(318)	(18)
iPATH S&P 500 VIX Short-Term	53.00 USD	11/16/18	(6)	(600)	(231)	(507)	276
Russell 2000 Index	1,800.00 USD	10/19/18	(1)	(100)	(30)	(326)	296
Russell 2000 Index	1,770.00 USD	11/30/18	(3)	(300)	(2,490)	(4,231)	1,741
Russell 2000 Index	1,835.00 USD	10/5/18	(1)	(100)	(5)	(95)	90
Russell 2000 Index	1,810.00 USD	10/19/18	(1)	(100)	(25)	(443)	418
Russell 2000 Index	1,815.00 USD	10/19/18	(2)	(200)	(45)	(193)	148
Russell 2000 Index	1,830.00 USD	11/16/18	(1)	(100)	(92)	(447)	355
Russell 2000 Index	1,835.00 USD	11/16/18	(1)	(100)	(85)	(297)	212
Russell 2000 Index	1,830.00 USD	11/30/18	(1)	(100)	(158)	(648)	490
Russell 2000 Index	1,840.00 USD	11/30/18	(6)	(600)	(735)	(3,869)	3,134
S&P 500 Index	3,000.00 USD	11/16/18	(3)	(300)	(2,235)	(1,813)	(422)
S&P 500 Index	3,030.00 USD	10/10/18	(1)	(100)	(10)	(132)	122
S&P 500 Index	3,025.00 USD	10/17/18	(2)	(200)	(130)	(287)	157
S&P 500 Index	3,040.00 USD	11/16/18	(1)	(100)	(305)	(452)	147
S&P 500 Index	3,040.00 USD	11/30/18	(1)	(100)	(515)	(677)	162

Total call options					$(13,984)	$(26,005)	$12,021

Put options:
Nasdaq 100 Stock Index	6,550.00 USD	10/19/18	(1)	$(100)	$(295)	$(2,248)	$1,953
Nasdaq 100 Stock Index	6,725.00 USD	11/16/18	(1)	(100)	(2,235)	(3,298)	1,063
Russell 2000 Index	1,520.00 USD	11/30/18	(2)	(200)	(1,100)	(4,005)	2,905
Russell 2000 Index	1,520.00 USD	10/19/18	(1)	(100)	(90)	(647)	557
Russell 2000 Index	1,570.00 USD	10/19/18	(1)	(100)	(147)	(462)	315
Russell 2000 Index	1,610.00 USD	10/19/18	(1)	(100)	(260)	(961)	701
Russell 2000 Index	1,615.00 USD	10/19/18	(1)	(100)	(285)	(541)	256
Russell 2000 Index	1,650.00 USD	10/19/18	(1)	(100)	(565)	(1,097)	532
Russell 2000 Index	1,620.00 USD	11/16/18	(1)	(100)	(1,075)	(1,007)	(68)
Russell 2000 Index	1,600.00 USD	11/30/18	(2)	(200)	(2,340)	(2,627)	287
Russell 2000 Index	1,610.00 USD	11/30/18	(2)	(200)	(2,600)	(3,262)	662
S&P 500 Index	2,620.00 USD	11/16/18	(2)	(200)	(1,250)	(6,101)	4,851
S&P 500 Index	2,740.00 USD	10/1/18	(2)	(200)	(30)	(1,859)	1,829
S&P 500 Index	2,765.00 USD	10/3/18	(2)	(200)	(120)	(1,614)	1,494
S&P 500 Index	2,610.00 USD	10/5/18	(1)	(100)	(40)	(923)	883
S&P 500 Index	2,780.00 USD	10/5/18	(2)	(200)	(235)	(1,725)	1,490
S&P 500 Index	2,765.00 USD	10/8/18	(1)	(100)	(142)	(944)	802
S&P 500 Index	2,770.00 USD	10/8/18	(1)	(100)	(147)	(978)	831
S&P 500 Index	2,705.00 USD	10/10/18	(2)	(200)	(295)	(1,375)	1,080
S&P 500 Index	2,760.00 USD	10/10/18	(2)	(200)	(368)	(2,075)	1,707
S&P 500 Index	2,710.00 USD	10/12/18	(1)	(100)	(192)	(749)	557
S&P 500 Index	2,730.00 USD	10/12/18	(2)	(200)	(425)	(1,367)	942
S&P 500 Index	2,740.00 USD	10/12/18	(1)	(100)	(228)	(783)	555
S&P 500 Index	2,750.00 USD	10/12/18	(2)	(200)	(485)	(2,169)	1,684
S&P 500 Index	2,740.00 USD	10/15/18	(2)	(200)	(515)	(2,362)	1,847
S&P 500 Index	2,760.00 USD	10/15/18	(2)	(200)	(590)	(1,257)	667
S&P 500 Index	2,770.00 USD	10/15/18	(2)	(200)	(630)	(1,170)	540

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	189

Schedule of Investments

September 30, 2018

Options written contracts outstanding at September 30, 2018 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,690.00 USD	10/17/18	(1)	$(100)	$(233)	$(662)	$429
S&P 500 Index	2,725.00 USD	10/17/18	(1)	(100)	(285)	(630)	345
S&P 500 Index	2,740.00 USD	10/17/18	(2)	(200)	(630)	(2,204)	1,574
S&P 500 Index	2,750.00 USD	10/17/18	(1)	(100)	(335)	(621)	286
S&P 500 Index	2,650.00 USD	10/19/18	(1)	(100)	(213)	(792)	579
S&P 500 Index	2,735.00 USD	10/19/18	(1)	(100)	(335)	(1,163)	828
S&P 500 Index	2,740.00 USD	10/19/18	(1)	(100)	(345)	(622)	277
S&P 500 Index	2,745.00 USD	10/19/18	(1)	(100)	(360)	(1,343)	983
S&P 500 Index	2,750.00 USD	10/19/18	(1)	(100)	(375)	(621)	246
S&P 500 Index	2,755.00 USD	10/19/18	(2)	(200)	(770)	(1,997)	1,227
S&P 500 Index	2,760.00 USD	10/19/18	(2)	(200)	(790)	(1,129)	339
S&P 500 Index	2,770.00 USD	10/22/18	(2)	(200)	(970)	(1,648)	678
S&P 500 Index	2,780.00 USD	10/22/18	(1)	(100)	(525)	(578)	53
S&P 500 Index	2,790.00 USD	10/22/18	(3)	(300)	(1,710)	(1,738)	28
S&P 500 Index	2,775.00 USD	10/24/18	(2)	(200)	(1,224)	(1,795)	571
S&P 500 Index	2,750.00 USD	10/26/18	(2)	(200)	(1,070)	(1,299)	229
S&P 500 Index	2,765.00 USD	10/26/18	(2)	(200)	(1,190)	(1,352)	162
S&P 500 Index	2,770.00 USD	10/26/18	(1)	(100)	(615)	(598)	(17)
S&P 500 Index	2,780.00 USD	10/26/18	(2)	(200)	(1,330)	(1,885)	555
S&P 500 Index	2,790.00 USD	10/26/18	(1)	(100)	(715)	(620)	(95)
S&P 500 Index	2,770.00 USD	10/29/18	(1)	(100)	(655)	(587)	(68)
S&P 500 Index	2,775.00 USD	10/29/18	(3)	(300)	(2,025)	(2,087)	62
S&P 500 Index	2,805.00 USD	10/29/18	(2)	(200)	(1,710)	(1,634)	(76)
S&P 500 Index	2,710.00 USD	10/31/18	(1)	(100)	(495)	(1,157)	662
S&P 500 Index	2,785.00 USD	10/31/18	(2)	(200)	(1,630)	(1,984)	354
S&P 500 Index	2,735.00 USD	11/2/18	(1)	(100)	(640)	(927)	287
S&P 500 Index	2,790.00 USD	11/2/18	(2)	(200)	(1,870)	(1,722)	(148)
S&P 500 Index	2,785.00 USD	11/5/18	(2)	(200)	(1,930)	(1,869)	(61)
S&P 500 Index	2,730.00 USD	11/9/18	(1)	(100)	(905)	(931)	26
S&P 500 Index	2,805.00 USD	11/16/18	(2)	(200)	(3,440)	(5,715)	2,275
S&P 500 Index	2,600.00 USD	11/23/18	(1)	(100)	(665)	(873)	208

Total put options					$(46,669)	$(90,389)	$43,720

Total options written contracts					$(60,653)	$(116,394)	$55,741

(e) At September 30, 2018, the Fund pledged $213,961 in cash as collateral for options written.

Glossary:

CBOE—Chicago Board Options Exchange

VIX—Volatility Index

190	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

AllianzGI Preferred Securities and Income Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—90.0%
Banks—52.9%
Bank of America Corp., Ser. FF, (converts to FRN on 3/15/28) (c)(d),
5.875%, 3/15/28	$460	$460,862
Bank of New York Mellon Corp., Ser. E, (converts to FRN on 6/20/20) (c)(d),
4.95%, 6/20/20	200	204,125
Capital One Financial Corp., Ser. E, (converts to FRN on 6/1/20) (c)(d),
5.55%, 6/1/20	200	204,000
Citigroup, Inc., Ser. P, (converts to FRN on 5/15/25) (c)(d),
5.95%, 5/15/25	470	474,700
Citizens Financial Group, Inc., Ser. B, (converts to FRN on 7/6/23) (c)(d),
6.00%, 7/6/23	355	362,988
Fifth Third Bancorp, (converts to FRN on 6/30/23) (c)(d),
5.10%, 6/30/23	200	196,500
First Maryland Capital II, 3 mo. LIBOR + 0.850% (d),
3.193%, 2/1/27	625	589,062
Huntington Bancshares, Inc., Ser. E, (converts to FRN on 4/15/23) (c)(d),
5.70%, 4/15/23	235	233,384
JPMorgan Chase & Co., 3 mo. LIBOR + 0.950% (d),
3.299%, 2/2/37	605	537,694
KeyCorp, Ser. D, (converts to FRN on 9/15/26) (c)(d),
5.00%, 9/15/26	235	230,888
Lloyds Banking Group PLC, (converts to FRN on 6/27/24) (c)(d),
7.50%, 6/27/24	225	232,594
Royal Bank of Scotland Group PLC, 3 mo. LIBOR + 1.550% (d),
3.92%, 6/25/24	325	327,328
State Street Corp., Ser. F, (converts to FRN on 9/15/20) (c)(d),
5.25%, 9/15/20	190	194,631
SunTrust Capital I, 3 mo. LIBOR + 0.670%, Ser. A (d),
2.98%, 5/15/27	590	549,954
U.S. Bancorp, Ser. J, (converts to FRN on 4/15/27) (c)(d),
5.30%, 4/15/27	590	591,721
Wells Fargo & Co., Ser. S, (converts to FRN on 6/15/24) (c)(d),
5.90%, 6/15/24	790	803,825

		6,194,256

Diversified Financial Services—3.8%
American Express Co., Ser. C, (converts to FRN on 3/15/20) (c)(d),
4.90%, 3/15/20	235	235,147

	Principal Amount (000s)	Value
Discover Financial Services, Ser. C, (converts to FRN on 10/30/27) (c)(d),
5.50%, 10/30/27	$210	$207,637

		442,784

Electric Utilities—8.2%
Emera, Inc., Ser. 16-A, (converts to FRN on 6/15/26) (d),
6.75%, 6/15/76	270	288,225
NextEra Energy Capital Holdings, Inc., (converts to FRN on 12/1/27) (d),
4.80%, 12/1/77	450	424,185
Southern California Edison Co., 3 mo. LIBOR + 4.199%, Ser. E, (converts to FRN on 2/1/22) (c)(d),
6.25%, 2/1/22	240	253,303

		965,713

Insurance—10.0%
Lincoln National Corp., 3 mo. LIBOR + 2.358% (d),
4.669%, 5/17/66	245	230,683
MetLife, Inc. (a)(b),
9.25%, 4/8/38	175	235,667
Progressive Corp., Ser. B, (converts to FRN on 3/15/23) (c)(d),
5.375%, 3/15/23	235	234,647
Prudential Financial, Inc., (converts to FRN on 9/15/28) (d),
5.70%, 9/15/48	235	234,343
Voya Financial, Inc., (converts to FRN on 1/23/28) (a)(b)(d),
4.70%, 1/23/48	260	232,050

		1,167,390

Media—2.2%
NBCUniversal Enterprise, Inc. (a)(b)(c),
5.25%, 3/19/21	250	253,563

Mining—3.5%
BHP Billiton Finance USA Ltd., (converts to FRN on 10/20/25) (a)(b)(d),
6.75%, 10/19/75	380	416,761

Miscellaneous Manufacturing—5.9%
General Electric Co., 3 mo. LIBOR + 3.33%, Ser. D, (converts to FRN on 1/21/21) (c)(d),
5.00%, 1/21/21	705	687,780

Pipelines—3.5%
Plains All American Pipeline L.P., Ser. B, (converts to FRN on 11/15/22) (c)(d),
6.125%, 11/15/22	425	414,906

Total Corporate Bonds & Notes (cost—$10,548,376)		10,543,153

	Shares	Value
Convertible Preferred Stock (c)(d)—5.8%
Banks—3.8%
Regions Financial Corp., Ser. B, (converts to FRN on 9/15/24),
6.375%, 9/15/24	8,720	$231,167
Synovus Financial Corp., Ser. D, (converts to FRN on 6/21/23),
6.30%, 6/21/23	8,235	215,922

		447,089

Capital Markets—2.0%
State Street Corp., Ser. G, (converts to FRN on 3/15/26),
5.35%, 3/15/26	9,120	234,475

Total Convertible Preferred Stock (cost—$679,473)		681,564

	Principal Amount (000s)
Repurchase Agreements—3.3%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $388,014; collateralized by U.S. Treasury Notes, 1.75%, due 11/30/21, valued at $397,955 including accrued interest
(cost—$388,000)	$388	388,000

Total Investments (cost—$11,615,849)—99.1%		11,612,717

Other assets less liabilities—0.9%		102,319

Net Assets—100.0%		$11,715,036

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $1,138,041, representing 9.7% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $1,138,041, representing 9.7% of net assets.

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2018.

Glossary:

FRN—Floating Rate Note

LIBOR—London Inter-Bank Offered Rate

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	191

Schedule of Investments

September 30, 2018

AllianzGI Real Estate Debt Fund

			Principal Amount (000s)	Value
Mortgage-Backed Securities—77.5%
280 Park Avenue Mortgage Trust, 1 mo. LIBOR + 0.880%, Series 2017-280P, Class A (b)(c),
3.038%, 9/15/34		$	200	$200,442
ALBA PLC, 1 mo. GBP LIBOR + 1.250%, Series 2015-1, Class A (c),
1.976%, 4/24/49	£		89	116,942
AOA Mortgage Trust, Series 2015-1177, Class B (a)(b),
3.11%, 12/13/29		$	100	97,183
Aventura Mall Trust, Series 2013-AVM, Class B (a)(b),
3.867%, 12/5/32			100	101,387
Bancaja 10 FTA, 3 mo. EURIBOR + 0.120%, Class A2 (c),
zero coupon, 5/22/50	€		102	118,026
Bancorp Commercial Mortgage Trust, 1 mo. LIBOR + 1.430%, Series 2016-CRE1, Class A (a)(b)(c),
3.493%, 11/15/33		$	69	69,332
BBCMS Mortgage Trust (a)(b)(c),
1 mo. LIBOR + 0.722%, 2.88%, 3/15/37, Series 2018-TALL, Class A			300	300,352
1 mo. LIBOR + 0.850%, 3.008%, 8/15/36, Series 2017-DELC, Class A			150	150,233
1 mo. LIBOR + 1.030%, 3.188%, 8/15/36, Series 2017-DELC, Class B			150	150,235
BHMS (a)(b)(c),
1 mo. LIBOR + 1.250%, 3.408%, 7/15/35, Series 2018-ATLS, Class A			100	100,293
1 mo. LIBOR + 1.900%, 4.058%, 7/15/35, Series 2018-ATLS, Class C			100	100,205
BX Commercial Mortgage Trust, IO (a)(b)(c),
1 mo. LIBOR + 0.671%, 2.829%, 3/15/37, Series 2018-BA, Class A			100	100,117
1 mo. LIBOR + 0.871%, 3.029%, 3/15/37, Series 2018-BA, Class B			100	100,147
BX Trust (b)(c),
1 mo. LIBOR + 0.800%, 2.958%, 5/15/35, Series 2018-GW, Class A (a)			100	99,871
1 mo. LIBOR + 0.880%, 3.038%, 7/15/34, Series 2017-APPL, Class A			181	181,150
1 mo. LIBOR + 1.150%, 3.308%, 7/15/34, Series 2017-APPL, Class B			90	90,632
1 mo. LIBOR + 1.200%, 3.358%, 7/15/34, Series 2017-SLCT, Class B (a)			178	178,073
1 mo. LIBOR + 1.770%, 3.928%, 5/15/35, Series 2018-GW, Class D (a)			40	40,301

		Principal Amount (000s)	Value
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class B (a)(b),
3.835%, 10/15/34	$	150	$150,127
CGDBB Commercial Mortgage Trust, IO (b)(c),
1 mo. LIBOR + 0.790%, 2.948%, 7/15/32, Series 2017-BC, Class A		100	100,230
1 mo. LIBOR + 1.600%, 3.758%, 7/15/32, Series 2017-BC, Class D		100	100,128
1 mo. LIBOR + 2.150%, 4.308%, 7/15/32, Series 2017-BC, Class E		100	100,104
CHT COSMO Mortgage Trust (b)(c),
1 mo. LIBOR + 1.400%, 3.558%, 11/15/36, Series 2017-CSMO, Class B		100	100,313
1 mo. LIBOR + 2.250%, 4.408%, 11/15/36, Series 2017-CSMO, Class D		150	150,618
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A2,
3.039%, 9/15/48		100	99,873
Cold Storage Trust (b)(c),
1 mo. LIBOR + 1.250%, 3.408%, 4/15/36, Series 2017-ICE3, Class B		140	140,774
1 mo. LIBOR + 1.350%, 3.508%, 4/15/36, Series 2017-ICE3, Class C		100	100,585
COMM Mortgage Trust,
2.84%, 4/10/47, Series 2014-LC15, Class A2		150	149,978
2.928%, 2/10/47, Series 2014-CR15, Class A2		100	100,016
1 mo. LIBOR + 0.800%, 2.933%, 8/13/27, Series 2014-PAT, Class A (a)(b)(c)		100	100,022
1 mo. LIBOR + 0.850%, 2.983%, 2/13/32, Series 2014-TWC, Class A (a)(b)(c)		100	100,173
3.012%, 5/10/47, Series 2014-CR17, Class A2		95	94,995
1 mo. LIBOR + 1.150%, 3.283%, 8/13/27, Series 2014-PAT, Class B (a)(b)(c)		150	150,033
1 mo. LIBOR + 1.600%, 3.748%, 2/13/32, Series 2014-TWC, Class B (a)(b)(c)		100	100,274
1 mo. LIBOR + 2.250%, 4.398%, 2/13/32, Series 2014-TWC, Class D (a)(b)(c)		100	100,723
Core Industrial Trust, Series 2015-CALW, Class C (a)(b),
3.555%, 2/10/34		200	198,821
Credit Suisse Mortgage Capital Certificates, Series 2015-GLPB, Class A (a)(b),
3.639%, 11/15/34		200	201,645

			Principal Amount (000s)	Value
CWSF, 1 mo. LIBOR + 1.000%, Series 2018-TOP, Class A (a)(b)(c),
3.063%, 8/15/35		$	200	$200,417
DBCG Mortgage Trust (a)(b)(c),
1 mo. LIBOR + 0.700%, 2.858%, 6/15/34, Series 2017-BBG, Class A			200	200,398
1 mo. LIBOR + 0.850%, 3.008%, 6/15/34, Series 2017-BBG, Class B			100	100,149
DBGS Mortgage Trust, 1 mo. LIBOR + 0.830%, Series 2018-5BP, Class B (a)(b)(c),
2.988%, 6/15/33			200	199,016
Dublin Bay Securities DAC, 3 mo. EURIBOR + 0.450%, Series 2018-1A, Class A (a)(b)(c),
0.131%, 6/28/55	€		200	231,421
Dutch Property Finance BV, 3 mo. EURIBOR + 0.680%, Series 2017-1, Class A (c),
0.36%, 1/28/48			161	187,541
Exantas Capital Corp. Ltd., 1 mo. LIBOR + 0.830%, Series 2018-RSO6, Class A (b)(c),
2.988%, 6/15/35		$	100	100,044
Fastnet Securities 13 DAC, 3 mo. EURIBOR + 0.350%, Class A (c),
0.029%, 4/18/57	€		217	252,154
FCT Credit Agricole Habitat, 3 mo. EURIBOR + 0.500%, Series 2018-1, Class A (c),
0.179%, 4/27/53			200	234,871
Finsbury Square PLC, 3 mo. GBP LIBOR + 0.900%, Series 2016-2, Class A (c),
1.705%, 8/16/58	£		79	103,734
Fondo de Titulizacion de Activos Santander Hipotecario 2, 3 mo. EURIBOR + 0.150%, Class A (c),
zero coupon, 1/18/49	€		106	122,077
GRACE Mortgage Trust, Series 2014-GRCE, Class F (a)(b),
3.71%, 6/10/28		$	100	98,194
GS Mortgage Securities Corp. Trust (a)(b),
1 mo. LIBOR + 0.750%, 2.908%, 2/15/37, Series 2018-CHILL, Class A (c)			200	200,354
3.302%, 5/10/34, Series 2017-GPTX, Class C			100	98,022
Hawksmoor Mortgages PLC, 3 mo. GBP LIBOR + 2.250%, Series 2016-1, Class C (c),
3.056%, 5/25/53	£		100	131,293
Hilton Orlando Trust, 1 mo. LIBOR + 1.050%, Series 2018-ORL, Class B (b)(c),
3.208%, 12/15/34		$	182	182,309
Holmes Master Issuer PLC, 3 mo. LIBOR + 0.420%, Series 2018-2A, Class A2 (a)(b)(c),
2.561%, 10/15/54			200	199,441
J.P. Morgan Chase Commercial Mortgage Securities Trust (b)(c),
1 mo. LIBOR + 0.910%, 3.068%, 6/15/35, Series 2018-PHH, Class A			100	100,237
1 mo. LIBOR + 1.100%, 3.258%, 10/15/32, Series 2017-FL11, Class B (a)			60	60,087
1 mo. LIBOR + 1.410%, 3.518%, 6/15/35, Series 2018-PHH, Class C			50	50,197

192	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

			Principal Amount (000s)	Value
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class ASB,
3.157%, 7/15/45		$	92	$92,248
JPMorgan Chase Commercial Mortgage Securities Corp. (a)(b),
1 mo. LIBOR + 1.300%, 3.458%, 6/15/32, Series 2018-LAQ, Class B (c)			150	150,660
4.128%, 7/5/31, Series 2018-AON, Class A			100	102,703
4.767%, 7/5/31, Series 2018-AON, Class D			100	102,529
JPMorgan Chase Commercial Mortgage Securities Trust,
2.379%, 10/15/45, Series 2012-C8, Class ASB			84	82,495
2.554%, 4/15/46, Series 2013-LC11, Class ASB			134	131,979
1 mo. LIBOR + 1.000%, 3.158%, 6/15/32, Series 2018-LAQ, Class A (a)(b)(c)			100	100,313
3.742%, 9/5/32, Series 2015-UES, Class E (a)(b)			100	98,645
4.675%, 7/5/32, Series 2012-HSBC, Class D (a)(b)			150	152,771
London Wall Mortgage Capital PLC, 3 mo. GBP LIBOR + 0.850%, Series 2017-FL1, Class A (c),
1.652%, 11/15/49	£		103	134,142
Lone Star Portfolio Trust, 1 mo. LIBOR + 2.600%, Series 2015-LSP, Class B (a)(b)(c),
5.008%, 9/15/28		$	85	85,571
Lusitano Mortgages No 4 PLC, 3 mo. EURIBOR + 0.220%, Class A (c),
zero coupon, 9/15/48	€		161	178,007
Lusitano Mortgages No 5 PLC, 3 mo. EURIBOR + 0.260%, Class A (c),
zero coupon, 7/15/59			112	122,104
Madrid RMBS II FTA, 3 mo. EURIBOR + 0.150%, Series 2006-2, Class A2 (c),
zero coupon, 8/22/49			99	113,839
MBS Bancaja 4 FTA, 3 mo. EURIBOR + 0.150%, Class A2 (c),
zero coupon, 7/23/50			68	77,519
Morgan Stanley Bank of America Merrill Lynch Trust,
3.194%, 10/15/47, Series 2014-C18, Class A2		$	95	95,175
3.669%, 2/15/47, Series 2014-C14, Class A3			150	150,944
Motel 6 Trust (b)(c),
1 mo. LIBOR + 0.920%, 3.078%, 8/15/34, Series 2017-MTL6, Class A			97	97,094
1 mo. LIBOR + 2.150%, 4.308%, 8/15/34, Series 2017-MTL6, Class D			145	145,899
Paragon Mortgages No 25 PLC, 3 mo. GBP LIBOR + 0.65%, Class A (c),
1.452%, 5/15/50	£		150	193,500

			Principal Amount (000s)	Value
Residential Mortgage Securities 28 PLC, 3 mo. GBP LIBOR + 1.150%, Class A (c),
1.947%, 6/15/46	£		121	$158,081
Residential Mortgage Securities 29 PLC, 3 mo. GBP LIBOR + 1.400%, Class B (c),
2.204%, 12/20/46			100	130,832
Residential Mortgage Securities 30 PLC, 3 mo. GBP LIBOR + 0.800%, Class A (c),
1.604%, 3/20/50			83	107,605
Resource Capital Corp., Ltd., 1 mo. LIBOR + 0.800%, Series 2017-CRE5, Class A (a)(b)(c),
2.958%, 7/15/34		$	55	55,474
Ripon Mortgages PLC, 3 mo. GBP LIBOR + 0.800%, Class A1 (c),
1.605%, 8/20/56	£		173	225,433
RMAC Securities PLC, 3 mo. GBP LIBOR + 0.270%, Series 2006-NS4X, Class M1A (c),
1.071%, 6/12/44			65	79,409
Slate PLC (c),
3 mo. GBP LIBOR + 1.450%, 2.232%, 1/24/51, Class B			100	130,935
3 mo. GBP LIBOR + 1.850%, 2.632%, 1/24/51, Class C			100	131,215
VNDO Mortgage Trust (a)(b),
3.448%, 11/15/30, Series 2012-6AVE, Class C		$	100	98,281
4.079%, 12/13/29, Series 2013-PENN, Class C			150	150,350
Waldorf Astoria Boca Raton Trust (a)(b)(c),
1 mo. LIBOR + 1.350%, 3.508%, 6/15/29, Series 2016-BOCA, Class A			100	100,156
1 mo. LIBOR + 2.050%, 4.208%, 6/15/29, Series 2016-BOCA, Class B			55	55,101
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A2,
3.02%, 7/15/58			130	129,939
WFCG Commercial Mortgage Trust, 1 mo. LIBOR + 1.472%, Series 2015-BXRP, Class B (a)(b)(c),
3.63%, 11/15/29			80	80,655
WFRBS Commercial Mortgage Trust, Series 2013-C12, Class ASB,
2.838%, 3/15/48			91	90,585

Total Mortgage-Backed Securities (cost—$11,935,263)				11,818,497

Corporate Bonds & Notes—6.2%
Real Estate—6.2%
DEMIRE Deutsche Mittelstand Real Estate AG,
2.875%, 7/15/22	€		100	118,888
Digital Stout Holding LLC,
4.25%, 1/17/25	£		100	140,561
Inmobiliaria Colonial Socimi S.A.,
1.45%, 10/28/24	€		100	113,370
Merlin Properties Socimi S.A.,
1.75%, 5/26/25			100	114,523
SL Green Operating Partnership L.P.,
3.25%, 10/15/22		$	100	97,100
Summit Germany Ltd. (a)(b),
2.00%, 1/31/25	€		100	111,137
Vonovia Finance BV, 3 mo. EURIBOR + 0.450% (c),
0.131%, 12/22/22			100	115,953

			Principal Amount (000s)	Value
Westfield America Management Ltd.,
2.125%, 3/30/25	£		100	$127,779

Total Corporate Bonds & Notes (cost—$989,225)				939,311

U.S. Government Agency Securities (c)— 5.1%
Fannie Mae, MBS,
1 mo. USD-LIBOR-BBA + 4.250%, 6.466%, 1/25/29, Series 2016-C04, Class 1M2		$	100	112,922
1 mo. USD-LIBOR-BBA + 4.300%, 6.516%, 2/25/25, Series 2015-C01, Class 1M2			33	36,401
1 mo. USD-LIBOR-BBA + 4.400%, 6.616%, 1/25/24, Series 2014-C01, Class M2			70	79,777
1 mo. USD-LIBOR-BBA + 5.000%, 7.216%, 7/25/25, Series 2015-C03, Class 1M2			37	42,512
1 mo. USD-LIBOR-BBA + 5.250%, 7.466%, 10/25/23, Series 2013-C01, Class M2			100	115,107
Freddie Mac, MBS,
1 mo. USD-LIBOR-BBA + 0.200%, 2.314%, 2/25/23, Series KI02, Class A			294	294,498
1 mo. USD-LIBOR-BBA + 2.600%, 4.816%, 12/25/27, Series 2015-DNA2, Class M2			91	92,607

Total U.S. Government Agency Securities (cost—$772,086)				773,824

Asset-Backed Securities (b)— 3.3%
Invitation Homes Trust (a)(c),
1 mo. LIBOR + 1.080%, 3.238%, 6/17/37, Series 2018-SFR2, Class B			100	100,366
1 mo. LIBOR + 1.800%, 3.958%, 12/17/36, Series 2017-SFR2, Class D			200	201,657
Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2,
4.072%, 2/16/43			199	199,162

Total Asset-Backed Securities (cost—$502,328)				501,185

U.S. Treasury Obligations—7.8%
U.S. Treasury Bills (d), 2.10%, 11/15/18 (cost—$1,196,901)			1,200	1,196,832

Total Investments (cost-$15,395,803)—99.9%				15,229,649

Other assets less liabilities (e)—0.1%				17,524

Net Assets—100.0%				$15,247,173

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	193

Schedule of Investments

September 30, 2018

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $6,023,415, representing 39.5% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $8,163,333, representing 53.5% of net assets.

(c) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2018.

(d) Rates reflect the effective yields at purchase date.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
2-Year U.S. Treasury Note	4	12/31/18	$800	$843	$(2,313)

Short position contracts:
5-Year U.S. Treasury Note	(2)	12/31/18	$(200)	$(225)	$1,719

					$(594)

Forward foreign currency contracts outstanding at September 30, 2018:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2018	Unrealized Appreciation	Unrealized Depreciation
Purchased:
235,000 British Pound settling 11/21/18	Citibank N.A.	$307,076	$306,975	$—	$(101)

Sold:
569,457 British Pound settling 11/21/18	Barclays Bank PLC	745,122	743,867	1,255	—
1,159,944 British Pound settling 11/21/18	Citibank N.A.	1,517,728	1,515,205	2,523	—
1,907,491 Euro settling 11/21/18	Citibank N.A.	2,229,153	2,223,370	5,783	—

				$9,561	$(101)

(f) At September 30, 2018, the Fund pledged $1,415 in cash as collateral for futures contracts.

Glossary:

€—Euro

£/GBP—British Pound

BBA—British Bankers’ Association

EURIBOR—Euro Inter-Bank Offered Rate

IO—Interest Only

LIBOR—London Inter-Bank Offered Rate

MBS—Mortgage-Backed Securities

194	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

AllianzGI Short Duration High Income Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—85.5%
Advertising—1.5%
Lamar Media Corp.,
5.00%, 5/1/23	$14,803	$15,099,060
Outfront Media Capital LLC,
5.25%, 2/15/22	2,500	2,540,625

		17,639,685

Auto Components—1.0%
Goodyear Tire & Rubber Co.,
5.125%, 11/15/23	11,600	11,629,000

Auto Manufacturers—0.6%
Ford Motor Credit Co. LLC,
2.681%, 1/9/20	3,000	2,969,622
General Motors Financial Co., Inc.,
3 mo. USD-LIBOR+ 0.930% (d),
3.267%, 4/13/20	4,000	4,026,398

		6,996,020

Banks—1.0%
CIT Group, Inc.,
5.00%, 8/15/22	10,722	10,984,689

Biotechnology—0.6%
Amgen, Inc.,
4.10%, 6/15/21	6,260	6,371,935

Coal—3.5%
Cloud Peak Energy Resources LLC,
12.00%, 11/1/21	40,020	40,419,800

Commercial Services—2.7%
APX Group, Inc.,
7.875%, 12/1/22	14,795	15,127,887
Herc Rentals, Inc. (a)(c),
7.50%, 6/1/22	8,550	9,084,375
7.75%, 6/1/24	5,779	6,247,446

		30,459,708

Computers—0.3%
NCR Corp.,
5.875%, 12/15/21	3,461	3,508,589

Consumer Finance—1.7%
Prime Security Services Borrower LLC (a)(c),
9.25%, 5/15/23	17,698	18,972,256

Containers & Packaging—3.4%
Berry Global, Inc.,
6.00%, 10/15/22	14,510	14,999,712
Owens-Brockway Glass Container, Inc. (a)(c),
5.00%, 1/15/22	5,460	5,528,250
Reynolds Group Issuer, Inc.,
5.125%, 7/15/23 (a)(c)	1,500	1,493,625
5.75%, 10/15/20	1,938	1,945,484
3 mo. USD-LIBOR + 3.500%”, 5.839%, 7/15/21 (a)(c)(d)	8,000	8,130,000
6.875%, 2/15/21	6,324	6,403,360

		38,500,431

Diversified Financial Services—3.8%
Aircastle Ltd.,
6.25%, 12/1/19	4,125	4,258,976
Ally Financial, Inc.,
3.25%, 11/5/18	1,075	1,075,000
8.00%, 3/15/20	20,679	21,071,389
Fly Leasing Ltd.,
6.375%, 10/15/21	10,125	10,454,062

	Principal Amount (000s)	Value
International Lease Finance Corp.,
6.25%, 5/15/19	$6,295	$6,417,739

		43,277,166

Electric Utilities—2.0%
AES Corp.,
4.00%, 3/15/21	2,000	2,000,000
Calpine Corp. (a)(c),
6.00%, 1/15/22		21,439,428

		23,439,428

Entertainment—1.3%
International Game Technology PLC (a)(c),
6.25%, 2/15/22	13,850	14,404,000

Environmental Services—0.9%
Clean Harbors, Inc.,
5.125%, 6/1/21	9,949	9,998,745

Equity Real Estate Investment Trusts (REITs)—2.8%
Equinix, Inc.,
5.375%, 4/1/23	20,284	20,916,658
SBA Communications Corp.,
4.00%, 10/1/22	9,612	9,479,835
Starwood Property Trust, Inc. (a)(c),
3.625%, 2/1/21	2,000	1,970,000

		32,366,493

Food & Beverage—0.2%
Anheuser-Busch InBev Worldwide, Inc., 3 mo. LIBOR + 0.740% (d),
3.077%, 1/12/24	2,000	2,010,519

Healthcare-Products—0.7%
Fresenius U.S. Finance II, Inc. (a)(c),
4.25%, 2/1/21	7,795	7,837,362

Healthcare-Services—4.7%
DaVita, Inc.,
5.75%, 8/15/22	41,836	42,760,576
HCA, Inc.,
6.50%, 2/15/20	10,000	10,411,250

		53,171,826

Holding Companies-Diversified—3.0%
Nielsen Co. Luxembourg Sarl (a)(c),
5.50%, 10/1/21	21,848	22,028,246
Spectrum Brands Holdings, Inc.,
7.75%, 1/15/22	12,000	12,384,000

		34,412,246

Home Builders—6.1%
Brookfield Residential Properties, Inc. (a)(c),
6.50%, 12/15/20	12,088	12,163,550
CalAtlantic Group, Inc.,
6.625%, 5/1/20	3,000	3,172,500
Lennar Corp.,
4.75%, 4/1/21	5,483	5,567,329
MDC Holdings, Inc.,
5.625%, 2/1/20	1,500	1,537,500
PulteGroup, Inc.,
4.25%, 3/1/21	12,356	12,417,780
Taylor Morrison Communities, Inc. (a)(c),
5.25%, 4/15/21	17,806	17,961,802
TRI Pointe Group, Inc.,
4.375%, 6/15/19	3,000	3,026,250
4.875%, 7/1/21	13,599	13,632,998

		69,479,709

	Principal Amount (000s)	Value
Industrial Conglomerates—0.4%
General Electric Co.,
4.625%, 1/7/21	$4,343	$4,476,409

IT Services—2.9%
First Data Corp. (a)(c),
7.00%, 12/1/23	31,229	32,595,269

Lodging—0.2%
MGM Resorts International,
6.625%, 12/15/21	2,500	2,655,000

Machinery-Diversified—1.7%
CNH Industrial Capital LLC,
4.375%, 4/5/22	2,675	2,708,237
John Deere Capital Corp.,
2.15%, 9/8/22	3,950	3,767,135
3 mo. LIBOR + 0.240%, 2.574%, 3/12/21 (d)	2,000	2,004,169
3 mo. LIBOR + 0.480%, 2.807%, 9/8/22 (d)	5,000	5,015,088
2.875%, 3/12/21	6,000	5,959,675

		19,454,304

Media—7.6%
AMC Networks, Inc.,
4.75%, 12/15/22	1,899	1,903,747
CCO Holdings LLC,
5.25%, 9/30/22	22,365	22,692,871
DISH DBS Corp.,
5.125%, 5/1/20	12,250	12,403,125
DISH DBS Corp.,
7.875%, 9/1/19	8,773	9,103,830
Quebecor Media, Inc.,
5.75%, 1/15/23	1,038	1,073,033
Sinclair Television Group, Inc.,
5.375%, 4/1/21	14,945	14,982,362
6.125%, 10/1/22	1,000	1,022,500
Univision Communications, Inc. (a)(c),
5.125%, 5/15/23	15,000	14,400,000
6.75%, 9/15/22	8,634	8,849,850

		86,431,318

Miscellaneous Manufacturing—2.3%
General Electric Co.,
4.65%, 10/17/21	10,000	10,338,767
LSB Industries, Inc. (a)(c),
9.625%, 5/1/23	15,100	15,873,875

		26,212,642

Oil, Gas & Consumable Fuels—1.9%
Kinder Morgan Energy Partners L.P.,
6.50%, 4/1/20	2,825	2,953,009
Laredo Petroleum, Inc.,
5.625%, 1/15/22	12,512	12,480,720
Murphy Oil USA, Inc.,
6.00%, 8/15/23	2,000	2,065,000
Sunoco L.P. (a)(c),
4.875%, 1/15/23	4,750	4,714,375

		22,213,104

Pipelines—2.0%
Andeavor Logistics L.P.,
6.25%, 10/15/22	745	769,523
Kinder Morgan, Inc. (a)(c),
5.00%, 2/15/21	5,000	5,160,046
MPLX L.P.,
5.50%, 2/15/23	5,000	5,087,750
Targa Resources Partners L.P.,
5.25%, 5/1/23	11,625	11,813,906

		22,831,225

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	195

Schedule of Investments

September 30, 2018

	Principal Amount (000s)	Value
Real Estate—5.8%
Iron Mountain, Inc.,
4.375%, 6/1/21 (a)(c)	$2,250	$2,261,250
6.00%, 8/15/23	7,588	7,801,450
Realogy Group LLC (a)(c),
4.875%, 6/1/23	2,500	2,353,125
5.25%, 12/1/21	34,880	35,098,000
SBA Communications Corp.,
4.875%, 7/15/22	18,167	18,386,819

		65,900,644

Retail—10.2%
1011778 BC ULC (a)(c),
4.625%, 1/15/22	7,000	7,043,750
Dollar Tree, Inc.,
3.70%, 5/15/23	8,000	7,904,836
GameStop Corp. (a)(c),
5.50%, 10/1/19	5,690	5,697,113
6.75%, 3/15/21	10,075	10,341,987
Group 1 Automotive, Inc. (a)(c),
5.25%, 12/15/23	7,250	7,177,500
Group 1 Automotive, Inc.,
5.00%, 6/1/22	3,140	3,140,000
KGA Escrow LLC (a)(c),
7.50%, 8/15/23	7,000	7,280,000
Michaels Stores, Inc. (a)(c),
5.875%, 12/15/20	11,580	11,649,480
Party City Holdings, Inc. (a)(c),
6.125%, 8/15/23	33,089	33,668,057
Penske Automotive Group, Inc.,
5.75%, 10/1/22	21,540	21,981,678

		115,884,401

Telecommunications—8.0%
Hughes Satellite Systems Corp.,
7.625%, 6/15/21	17,255	18,683,369
Sprint Communications, Inc. (a)(c),
7.00%, 3/1/20	4,750	4,940,000
9.00%, 11/15/18	24,811	24,995,842
T-Mobile USA, Inc.,
6.00%, 3/1/23	3,000	3,099,750
6.50%, 1/15/24	38,047	39,616,439

		91,335,400

Transportation—0.7%
Penske Truck Leasing Co. L.P. (a)(c),
2.70%, 3/14/23	9,075	8,595,166

Total Corporate Bonds & Notes (cost—$979,633,968)		974,464,489

Senior Loans (a)(b)— 9.8%
Commercial Services & Supplies—6.5%
APX Group, Inc.,
3 mo. LIBOR + 5.000%, 2018 Term Loan B,
7.323%, 2/2/24	48,000	47,880,000
Asurion LLC,
1 mo. LIBOR + 2.750%, 5.242%, 8/4/22, 2017 Term Loan B4	8,778	8,859,934
1 mo. LIBOR + 6.000%, 8.742%, 8/4/25, 2017 2nd Lien Term Loan	17,000	17,504,730

		74,244,664

	Principal Amount (000s)	Value
Specialty Retail—3.3%
PetSmart, Inc., 1 mo. LIBOR + 3.000%, Term Loan B2,
5.12%, 3/11/22	$42,862	$37,518,476

Total Senior Loans (cost—$115,091,403)		111,763,140

Repurchase Agreements—0.6%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $6,580,230; collateralized by U.S. Treasury Notes, 2.00%, due 11/30/20, valued at $6,712,275 including accrued interest
(cost—$6,580,000)	6,580	6,580,000

Total Investments (cost—$1,101,305,371)—95.9%		1,092,807,629

Other assets less liabilities—4.1%		46,306,615

Net Assets—100.0%		$1,139,114,244

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $501,718,165, representing 44.0% of net assets.

(b) These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on September 30, 2018.

(c) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $389,955,025, representing 34.2% of net assets.

(d) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2018.

Glossary:

BBA —British Bankers’ Association

LIBOR—London Inter-Bank Offered Rate

AllianzGI Short Term Bond Fund

		Principal Amount (000s)	Value
Corporate Bonds & Notes—75.4%
Aerospace & Defense—1.9%
Raytheon Co.,
3.125%, 10/15/20	$	100	$100,024

Banks—5.9%
Barclays Bank PLC, 3 mo. USD-LIBOR + 0.460% (c),
2.793%, 1/11/21		100	100,153
Citigroup, Inc.,
4.50%, 1/14/22		100	102,742
JPMorgan Chase & Co.,
4.40%, 7/22/20		100	102,122

			305,017

Beverages—1.9%
Keurig Dr Pepper, Inc. (a)(b),
4.057%, 5/25/23		100	100,027

Biotechnology—2.0%
Amgen, Inc.,
4.10%, 6/15/21		100	101,788

Capital Markets—4.0%
Goldman Sachs Group, Inc.,
5.25%, 7/27/21		100	104,467
Morgan Stanley,
5.50%, 7/28/21		100	105,261

			209,728

Commercial Services—6.0%
APX Group, Inc.,
7.875%, 12/1/22		100	102,250
Herc Rentals, Inc. (a)(b),
7.50%, 6/1/22		100	106,250
Waste Management, Inc.,
4.75%, 6/30/20		100	102,668

			311,168

Consumer Finance—2.1%
Prime Security Services Borrower LLC (a)(b),
9.25%, 5/15/23		100	107,200

Containers & Packaging—2.0%
Reynolds Group Issuer, Inc., 3 mo. USD-LIBOR + 3.500%” (a)(b)(c),
5.839%, 7/15/21		100	101,625

Diversified Financial Services—1.2%
AerCap Ireland Capital DAC,
4.50%, 5/15/21		60	60,913

Equity Real Estate Investment Trusts (REITs)—2.0%
ERP Operating L.P.,
4.625%, 12/15/21		100	103,194

Food & Beverage—1.9%
Anheuser-Busch InBev Finance, Inc.,
3.30%, 2/1/23		100	98,665

Food & Staples Retailing—1.9%
CVS Health Corp.,
3.125%, 3/9/20		100	100,029

Healthcare-Products—2.9%
Fresenius U.S. Finance II, Inc. (a)(b),
4.50%, 1/15/23		50	50,675
Medtronic, Inc.,
3.15%, 3/15/22		100	99,399

			150,074

Healthcare-Services—4.0%
DaVita, Inc.,
5.75%, 8/15/22		100	102,210

196	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

		Principal Amount (000s)	Value
HCA, Inc.,
6.50%, 2/15/20	$	100	$104,113

			206,323

Industrial Conglomerates—1.3%
General Electric Co.,
4.625%, 1/7/21		68	70,089

Insurance—2.0%
MetLife, Inc.,
4.75%, 2/8/21		100	103,262

Internet Software & Services—2.0%
Equinix, Inc.,
5.375%, 1/1/22		100	103,500

IT Services—3.0%
First Data Corp. (a)(b),
7.00%, 12/1/23		150	156,563

Machinery-Diversified—1.9%
John Deere Capital Corp.,
3.125%, 9/10/21		100	99,769

Media—4.4%
Cox Communications, Inc. (a)(b),
3.25%, 12/15/22		100	97,160
DISH DBS Corp.,
7.875%, 9/1/19		100	103,771
Sinclair Television Group, Inc.,
6.125%, 10/1/22		25	25,562

			226,493

Oil, Gas & Consumable Fuels—9.9%
Buckeye Partners L.P.,
5.50%, 8/15/19		100	101,693
Kinder Morgan Energy Partners L.P.,
6.50%, 4/1/20		100	104,531
Occidental Petroleum Corp.,
4.10%, 2/1/21		100	101,718
Sabine Pass Liquefaction LLC,
5.625%, 2/1/21		100	104,060
Tallgrass Energy Partners L.P. (a)(b),
4.75%, 10/1/23		100	100,033

			512,035

Pharmaceuticals—1.9%
Pfizer, Inc.,
3.00%, 9/15/21		100	99,992

Retail—2.9%
Dollar Tree, Inc.,
3.70%, 5/15/23		50	49,405
GameStop Corp. (a)(b),
6.75%, 3/15/21		100	102,650

			152,055

Technology Hardware, Storage & Peripherals—2.0%
Apple, Inc., 3 mo. USD-LIBOR + 0.500% (c),
2.841%, 2/9/22		100	101,232

Telecommunications—4.4%
Hughes Satellite Systems Corp.,
6.50%, 6/15/19		50	51,100
Sprint Spectrum Co. LLC (a)(b),
3.36%, 9/20/21		75	74,953
T-Mobile USA, Inc.,
6.00%, 3/1/23		100	103,325

			229,378

Total Corporate Bonds & Notes (cost—$3,912,691)			3,910,143

		Principal Amount (000s)	Value
U.S. Treasury Obligations—15.4%
U.S. Treasury Notes,
2.00%, 1/31/20	$	100	$99,070
2.25%, 2/29/20		100	99,328
2.25%, 3/31/20		100	99,266
2.375%, 4/30/20		100	99,391
2.50%, 5/31/20		100	99,531
2.50%, 6/30/20		100	99,508
2.625%, 7/31/20		100	99,695
3.125%, 5/15/21		100	100,648

Total U.S. Treasury Obligations (cost—$798,171)			796,437

U.S. Government Agency Securities—7.7%
Federal Home Loan Banks,
2.875%, 9/11/20		100	100,075
3.00%, 9/10/21		100	100,262
3.125%, 9/9/22		100	100,605
Freddie Mac,
2.50%, 4/23/20		100	99,561

Total U.S. Government Agency Securities (cost—$401,874)			400,503

Total Investments (cost—$5,112,736)—98.5%			5,107,083

Other assets less liabilities—1.5%			77,370

Net Assets—100.0%			$5,184,453

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $997,136, representing 19.2% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $997,136, representing 19.2% of net assets.

(c) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2018.

Glossary:

LIBOR—London Inter-Bank Offered Rate

REIT—Real Estate Investment Trust

AllianzGI Structured Return Fund

	Shares	Value
Exchange-Traded Funds—82.2%
iShares Core S&P 500 (a)
(cost—$549,118,298)	1,893,000	$554,137,890

	Principal Amount (000s)
Repurchase Agreements—11.0%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $74,367,603; collateralized by U.S. Treasury Notes, 1.625%, due 12/31/19, valued at $75,856,217 including accrued interest
(cost—$74,365,000)	$74,365	74,365,000

Total Options Purchased —0.3% (cost—$3,467,586) (b)(c)(d)		1,732,582

Total Investments, before options written (cost—$626,950,884)—93.5%		630,235,472

Total Options Written —(4.0)% (premiums received—$28,103,668) (b)(c)(d)		(26,906,483)

Total Investments, net of options written (cost—$598,847,216)—89.5%		603,328,989

Other assets less other liabilities—10.5%		70,755,343

Net Assets—100.0%		$674,084,332

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	197

Schedule of Investments

September 30, 2018

(d) Exchange traded option contracts outstanding at September 30, 2018:

Options purchased contracts outstanding at September 30, 2018:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)

Call options:
iPATH S&P 500 VIX Short-Term	43.00 USD	10/19/18	582	$58,200	$10,767	$74,254	$(63,487)
iPATH S&P 500 VIX Short-Term	40.00 USD	10/19/18	680	68,000	11,900	83,357	(71,457)
iPATH S&P 500 VIX Short-Term	36.00 USD	11/16/18	710	71,000	70,645	83,485	(12,840)
S&P 500 Index	3,000.00 USD	10/19/18	50	5,000	7,625	34,062	(26,437)
S&P 500 Index	2,975.00 USD	10/1/18	40	4,000	100	22,249	(22,149)
S&P 500 Index	3,075.00 USD	10/1/18	40	4,000	100	1,049	(949)
S&P 500 Index	3,300.00 USD	10/1/18	40	4,000	100	449	(349)
S&P 500 Index	2,975.00 USD	10/3/18	40	4,000	200	35,409	(35,209)
S&P 500 Index	3,075.00 USD	10/3/18	40	4,000	100	1,249	(1,149)
S&P 500 Index	3,300.00 USD	10/3/18	40	4,000	100	849	(749)
S&P 500 Index	2,900.00 USD	10/5/18	50	5,000	115,750	63,012	52,738
S&P 500 Index	3,000.00 USD	10/5/18	50	5,000	375	8,562	(8,187)
S&P 500 Index	3,200.00 USD	10/5/18	50	5,000	125	712	(587)
S&P 500 Index	3,300.00 USD	10/5/18	466	46,600	1,165	4,263	(3,098)
S&P 500 Index	2,975.00 USD	10/8/18	40	4,000	1,800	14,849	(13,049)
S&P 500 Index	3,075.00 USD	10/8/18	40	4,000	100	2,249	(2,149)
S&P 500 Index	2,975.00 USD	10/10/18	40	4,000	3,300	18,049	(14,749)
S&P 500 Index	3,075.00 USD	10/10/18	40	4,000	200	2,809	(2,609)
S&P 500 Index	2,975.00 USD	10/12/18	50	5,000	6,750	44,812	(38,062)
S&P 500 Index	3,300.00 USD	10/12/18	398	39,800	995	3,891	(2,896)
S&P 500 Index	3,350.00 USD	10/12/18	116	11,600	290	1,303	(1,013)
S&P 500 Index	2,975.00 USD	10/15/18	40	4,000	6,800	15,369	(8,569)
S&P 500 Index	3,075.00 USD	10/15/18	40	4,000	400	2,849	(2,449)
S&P 500 Index	3,000.00 USD	10/17/18	50	5,000	5,750	13,062	(7,312)
S&P 500 Index	3,300.00 USD	10/19/18	285	28,500	713	2,980	(2,267)
S&P 500 Index	3,325.00 USD	10/19/18	238	23,800	595	2,674	(2,079)
S&P 500 Index	3,000.00 USD	10/22/18	50	5,000	8,125	16,912	(8,787)
S&P 500 Index	3,100.00 USD	10/22/18	50	5,000	1,125	4,062	(2,937)
S&P 500 Index	3,000.00 USD	10/24/18	25	2,500	4,687	8,280	(3,593)
S&P 500 Index	3,000.00 USD	10/26/18	50	5,000	11,000	43,862	(32,862)
S&P 500 Index	3,300.00 USD	10/26/18	590	59,000	1,475	7,023	(5,548)
S&P 500 Index	2,990.00 USD	10/29/18	50	5,000	16,750	28,462	(11,712)
S&P 500 Index	3,075.00 USD	10/29/18	50	5,000	2,625	4,712	(2,087)
S&P 500 Index	2,990.00 USD	10/31/18	50	5,000	19,750	58,412	(38,662)
S&P 500 Index	3,400.00 USD	10/31/18	50	5,000	125	812	(687)
S&P 500 Index	3,025.00 USD	11/2/18	50	5,000	9,375	33,562	(24,187)
S&P 500 Index	3,400.00 USD	11/2/18	50	5,000	125	1,012	(887)
S&P 500 Index	2,975.00 USD	11/9/18	50	5,000	56,000	68,462	(12,462)
S&P 500 Index	3,075.00 USD	11/9/18	50	5,000	6,250	10,962	(4,712)
S&P 500 Index	3,000.00 USD	11/16/18	50	5,000	37,250	43,762	(6,512)
S&P 500 Index	3,120.00 USD	11/16/18	50	5,000	4,125	5,662	(1,537)
S&P 500 Index	3,025.00 USD	11/30/18	60	6,000	42,000	52,154	(10,154)
S&P 500 Index	3,150.00 USD	11/30/18	60	6,000	5,850	8,654	(2,804)
S&P 500 Index	3,050.00 USD	12/31/18	50	5,000	55,250	83,312	(28,062)
S&P 500 Index	3,250.00 USD	12/31/18	50	5,000	4,375	7,562	(3,187)

Total call options					$533,007	$1,025,498	$(492,491)

Put options:
S&P 500 Index	1,800.00 USD	10/1/18	120	$12,000	$300	$3,508	$(3,208)
S&P 500 Index	2,630.00 USD	10/1/18	21	2,100	105	7,586	(7,481)
S&P 500 Index	2,775.00 USD	10/1/18	60	6,000	1,050	51,254	(50,204)
S&P 500 Index	1,800.00 USD	10/3/18	120	12,000	300	3,508	(3,208)
S&P 500 Index	2,625.00 USD	10/3/18	21	2,100	578	8,006	(7,428)
S&P 500 Index	2,780.00 USD	10/3/18	60	6,000	3,900	49,454	(45,554)
S&P 500 Index	1,600.00 USD	10/5/18	400	40,000	1,000	17,594	(16,594)
S&P 500 Index	1,750.00 USD	10/5/18	930	93,000	2,325	27,484	(25,159)
S&P 500 Index	1,800.00 USD	10/5/18	464	46,400	1,160	14,655	(13,495)

198	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

Options purchased contracts outstanding at September 30, 2018 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,615.00 USD	10/5/18	21	$2,100	$893	$8,216	$(7,323)
S&P 500 Index	2,750.00 USD	10/5/18	234	23,400	22,815	25,419	(2,604)
S&P 500 Index	2,825.00 USD	10/5/18	40	4,000	7,300	20,969	(13,669)
S&P 500 Index	1,800.00 USD	10/8/18	120	12,000	300	3,628	(3,328)
S&P 500 Index	2,750.00 USD	10/8/18	60	6,000	7,800	53,474	(45,674)
S&P 500 Index	2,825.00 USD	10/8/18	40	4,000	10,300	9,906	394
S&P 500 Index	1,800.00 USD	10/10/18	120	12,000	300	4,348	(4,048)
S&P 500 Index	2,600.00 USD	10/10/18	19	1,900	1,662	8,193	(6,531)
S&P 500 Index	2,750.00 USD	10/10/18	60	6,000	11,250	60,274	(49,024)
S&P 500 Index	2,825.00 USD	10/10/18	30	3,000	10,950	20,677	(9,727)
S&P 500 Index	1,500.00 USD	10/12/18	160	16,000	400	4,197	(3,797)
S&P 500 Index	1,600.00 USD	10/12/18	614	61,400	1,535	14,163	(12,628)
S&P 500 Index	1,700.00 USD	10/12/18	116	11,600	290	3,623	(3,333)
S&P 500 Index	1,750.00 USD	10/12/18	812	81,200	2,030	23,138	(21,108)
S&P 500 Index	2,630.00 USD	10/12/18	19	1,900	2,422	8,003	(5,581)
S&P 500 Index	2,775.00 USD	10/12/18	75	7,500	21,750	96,843	(75,093)
S&P 500 Index	1,800.00 USD	10/15/18	120	12,000	300	6,088	(5,788)
S&P 500 Index	2,700.00 USD	10/15/18	19	1,900	3,942	7,433	(3,491)
S&P 500 Index	2,810.00 USD	10/15/18	60	6,000	26,700	124,934	(98,234)
S&P 500 Index	1,800.00 USD	10/17/18	140	14,000	350	4,283	(3,933)
S&P 500 Index	2,630.00 USD	10/17/18	22	2,200	3,905	7,507	(3,602)
S&P 500 Index	2,825.00 USD	10/17/18	70	7,000	43,750	78,756	(35,006)
S&P 500 Index	1,600.00 USD	10/19/18	350	35,000	875	11,207	(10,332)
S&P 500 Index	1,750.00 USD	10/19/18	589	58,900	1,472	15,920	(14,448)
S&P 500 Index	1,800.00 USD	10/19/18	646	64,600	1,615	10,487	(8,872)
S&P 500 Index	1,850.00 USD	10/19/18	472	47,200	2,360	7,663	(5,303)
S&P 500 Index	2,680.00 USD	10/19/18	22	2,200	5,445	7,507	(2,062)
S&P 500 Index	2,750.00 USD	10/19/18	75	7,500	28,125	96,843	(68,718)
S&P 500 Index	1,800.00 USD	10/22/18	120	12,000	600	4,648	(4,048)
S&P 500 Index	2,800.00 USD	10/22/18	60	6,000	37,200	63,374	(26,174)
S&P 500 Index	1,800.00 USD	10/24/18	150	15,000	750	2,981	(2,231)
S&P 500 Index	2,825.00 USD	10/24/18	75	7,500	65,250	61,320	3,930
S&P 500 Index	1,500.00 USD	10/26/18	150	15,000	375	4,310	(3,935)
S&P 500 Index	1,600.00 USD	10/26/18	290	29,000	725	12,059	(11,334)
S&P 500 Index	1,750.00 USD	10/26/18	610	61,000	3,050	12,225	(9,175)
S&P 500 Index	1,800.00 USD	10/26/18	1,044	104,400	5,220	23,269	(18,049)
S&P 500 Index	2,750.00 USD	10/26/18	75	7,500	40,125	118,218	(78,093)
S&P 500 Index	1,800.00 USD	10/29/18	150	15,000	1,125	3,185	(2,060)
S&P 500 Index	2,825.00 USD	10/29/18	75	7,500	76,875	73,218	3,657
S&P 500 Index	1,500.00 USD	10/31/18	125	12,500	313	3,905	(3,592)
S&P 500 Index	1,600.00 USD	10/31/18	350	35,000	875	11,844	(10,969)
S&P 500 Index	2,645.00 USD	10/31/18	20	2,000	7,100	8,225	(1,125)
S&P 500 Index	2,800.00 USD	10/31/18	75	7,500	68,625	190,143	(121,518)
S&P 500 Index	1,500.00 USD	11/2/18	125	12,500	313	4,430	(4,117)
S&P 500 Index	2,800.00 USD	11/2/18	75	7,500	76,125	199,068	(122,943)
S&P 500 Index	1,500.00 USD	11/9/18	150	15,000	750	5,660	(4,910)
S&P 500 Index	1,700.00 USD	11/9/18	120	12,000	1,500	4,348	(2,848)
S&P 500 Index	2,750.00 USD	11/9/18	75	7,500	76,875	143,463	(66,588)
S&P 500 Index	2,825.00 USD	11/16/18	70	7,000	138,250	165,636	(27,386)
S&P 500 Index	2,775.00 USD	11/30/18	75	7,500	142,875	183,793	(40,918)
S&P 500 Index	2,775.00 USD	12/31/18	75	7,500	223,125	216,018	7,107

Total put options					$1,199,575	$2,442,088	$(1,242,513)

Total options purchased contracts					$1,732,582	$3,467,586	$(1,735,004)

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	199

Schedule of Investments

September 30, 2018

Options written contracts outstanding at September 30, 2018:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)

Call options:
iPATH S&P 500 VIX Short-Term	52.00 USD	10/19/18	(680)	$(68,000)	$(34,000)	$(43,122)	$9,122
iPATH S&P 500 VIX Short-Term	59.00 USD	10/19/18	(582)	(58,200)	(3,783)	(36,907)	33,124
iPATH S&P 500 VIX Short-Term	50.00 USD	11/16/18	(710)	(71,000)	(34,080)	(34,375)	295
S&P 500 Index	3,025.00 USD	10/1/18	(80)	(8,000)	(200)	(15,101)	14,901
S&P 500 Index	3,025.00 USD	10/3/18	(80)	(8,000)	(400)	(25,661)	25,261
S&P 500 Index	2,750.00 USD	10/5/18	(234)	(23,400)	(3,878,550)	(3,137,973)	(740,577)
S&P 500 Index	2,790.00 USD	10/5/18	(232)	(23,200)	(2,924,360)	(2,692,826)	(231,534)
S&P 500 Index	2,950.00 USD	10/5/18	(100)	(10,000)	(12,250)	(42,976)	30,726
S&P 500 Index	3,025.00 USD	10/8/18	(80)	(8,000)	(400)	(8,701)	8,301
S&P 500 Index	3,025.00 USD	10/10/18	(80)	(8,000)	(1,400)	(10,461)	9,061
S&P 500 Index	2,750.00 USD	10/12/18	(116)	(11,600)	(1,940,100)	(1,625,017)	(315,083)
S&P 500 Index	2,780.00 USD	10/12/18	(116)	(11,600)	(1,599,060)	(1,380,721)	(218,339)
S&P 500 Index	2,810.00 USD	10/12/18	(232)	(23,200)	(2,525,320)	(2,450,761)	(74,559)
S&P 500 Index	3,025.00 USD	10/12/18	(50)	(5,000)	(1,750)	(16,188)	14,438
S&P 500 Index	3,025.00 USD	10/15/18	(80)	(8,000)	(3,600)	(10,221)	6,621
S&P 500 Index	2,770.00 USD	10/19/18	(117)	(11,700)	(1,752,075)	(1,542,384)	(209,691)
S&P 500 Index	2,810.00 USD	10/19/18	(118)	(11,800)	(1,315,700)	(1,307,412)	(8,288)
S&P 500 Index	2,830.00 USD	10/19/18	(238)	(23,800)	(2,209,830)	(2,664,985)	455,155
S&P 500 Index	3,050.00 USD	10/19/18	(100)	(10,000)	(5,250)	(27,376)	22,126
S&P 500 Index	3,050.00 USD	10/22/18	(100)	(10,000)	(5,750)	(14,477)	8,727
S&P 500 Index	2,790.00 USD	10/26/18	(246)	(24,600)	(3,293,940)	(3,313,223)	19,283
S&P 500 Index	2,820.00 USD	10/26/18	(244)	(24,400)	(2,587,620)	(2,714,809)	127,189
S&P 500 Index	3,075.00 USD	10/26/18	(150)	(15,000)	(7,500)	(37,165)	29,665
S&P 500 Index	3,040.00 USD	10/29/18	(100)	(10,000)	(10,000)	(16,677)	6,677
S&P 500 Index	3,040.00 USD	10/31/18	(100)	(10,000)	(11,750)	(44,476)	32,726
S&P 500 Index	3,075.00 USD	11/2/18	(100)	(10,000)	(7,250)	(27,577)	20,327
S&P 500 Index	3,025.00 USD	11/9/18	(100)	(10,000)	(32,500)	(50,177)	17,677
S&P 500 Index	3,060.00 USD	11/16/18	(100)	(10,000)	(21,000)	(25,677)	4,677
S&P 500 Index	3,100.00 USD	11/30/18	(120)	(12,000)	(22,500)	(29,612)	7,112
S&P 500 Index	3,150.00 USD	12/31/18	(100)	(10,000)	(24,750)	(39,877)	15,127

Total call options					$(24,266,668)	$(23,386,915)	$(879,753)

Put options:
S&P 500 Index	2,620.00 USD	10/5/18	(250)	$(25,000)	$(10,625)	$(267,216)	$256,591
S&P 500 Index	2,700.00 USD	10/1/18	(60)	(6,000)	(450)	(30,046)	29,596
S&P 500 Index	2,705.00 USD	10/3/18	(60)	(6,000)	(2,550)	(30,046)	27,496
S&P 500 Index	2,550.00 USD	10/5/18	(60)	(6,000)	(1,800)	(31,546)	29,746
S&P 500 Index	2,700.00 USD	10/5/18	(50)	(5,000)	(3,625)	(27,340)	23,715
S&P 500 Index	2,775.00 USD	10/5/18	(40)	(4,000)	(4,500)	(12,270)	7,770
S&P 500 Index	2,675.00 USD	10/8/18	(120)	(12,000)	(10,500)	(66,332)	55,832
S&P 500 Index	2,775.00 USD	10/8/18	(40)	(4,000)	(6,200)	(5,694)	(506)
S&P 500 Index	2,675.00 USD	10/10/18	(120)	(12,000)	(15,000)	(73,052)	58,052
S&P 500 Index	2,775.00 USD	10/10/18	(30)	(3,000)	(6,750)	(12,503)	5,753
S&P 500 Index	2,650.00 USD	10/12/18	(80)	(8,000)	(11,400)	(83,101)	71,701
S&P 500 Index	2,700.00 USD	10/12/18	(150)	(15,000)	(27,375)	(118,315)	90,940
S&P 500 Index	2,720.00 USD	10/12/18	(232)	(23,200)	(46,980)	(151,074)	104,094
S&P 500 Index	2,800.00 USD	10/12/18	(232)	(23,200)	(82,360)	(187,634)	105,274
S&P 500 Index	2,735.00 USD	10/15/18	(120)	(12,000)	(30,000)	(142,052)	112,052
S&P 500 Index	2,770.00 USD	10/17/18	(140)	(14,000)	(53,900)	(95,207)	41,307
S&P 500 Index	2,665.00 USD	10/19/18	(150)	(15,000)	(34,125)	(118,465)	84,340
S&P 500 Index	2,670.00 USD	10/19/18	(100)	(10,000)	(23,500)	(79,676)	56,176
S&P 500 Index	2,800.00 USD	10/19/18	(236)	(23,600)	(128,620)	(230,989)	102,369
S&P 500 Index	2,830.00 USD	10/19/18	(236)	(23,600)	(172,280)	(181,429)	9,149
S&P 500 Index	2,725.00 USD	10/22/18	(120)	(12,000)	(43,800)	(72,452)	28,652
S&P 500 Index	2,765.00 USD	10/24/18	(150)	(15,000)	(79,500)	(72,463)	(7,037)
S&P 500 Index	2,650.00 USD	10/26/18	(150)	(15,000)	(47,250)	(137,065)	89,815
S&P 500 Index	2,670.00 USD	10/26/18	(145)	(14,500)	(50,025)	(148,975)	98,950
S&P 500 Index	2,780.00 USD	10/26/18	(238)	(23,800)	(158,270)	(177,885)	19,615

200	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

Options written contracts outstanding at September 30, 2018 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,810.00 USD	10/26/18	(244)	$(24,400)	$(206,180)	$(219,171)	$12,991
S&P 500 Index	2,760.00 USD	10/29/18	(150)	(15,000)	(90,750)	(85,315)	(5,435)
S&P 500 Index	2,640.00 USD	10/31/18	(100)	(10,000)	(34,500)	(79,058)	44,558
S&P 500 Index	2,650.00 USD	10/31/18	(100)	(10,000)	(36,500)	(60,876)	24,376
S&P 500 Index	2,700.00 USD	10/31/18	(150)	(15,000)	(69,750)	(217,465)	147,715
S&P 500 Index	2,620.00 USD	11/2/18	(100)	(10,000)	(35,500)	(78,876)	43,376
S&P 500 Index	2,690.00 USD	11/2/18	(150)	(15,000)	(74,250)	(218,365)	144,115
S&P 500 Index	2,660.00 USD	11/9/18	(150)	(15,000)	(95,250)	(176,585)	81,335
S&P 500 Index	2,730.00 USD	11/9/18	(120)	(12,000)	(108,600)	(107,852)	(748)
S&P 500 Index	2,740.00 USD	11/9/18	(60)	(6,000)	(57,900)	(59,926)	2,026
S&P 500 Index	2,650.00 USD	11/16/18	(100)	(10,000)	(71,500)	(76,141)	4,641
S&P 500 Index	2,700.00 USD	11/16/18	(90)	(9,000)	(82,350)	(79,089)	(3,261)
S&P 500 Index	2,750.00 USD	11/16/18	(140)	(14,000)	(169,400)	(202,127)	32,727
S&P 500 Index	2,675.00 USD	11/30/18	(150)	(15,000)	(170,250)	(221,715)	51,465
S&P 500 Index	2,675.00 USD	12/31/18	(150)	(15,000)	(285,750)	(281,365)	(4,385)

Total put options					$(2,639,815)	$(4,716,753)	$2,076,938

Total options written contracts					$(26,906,483)	$(28,103,668)	$1,197,185

(e) At September 30, 2018, the Fund pledged $6,472,095 in cash as collateral for options written.

Glossary:

VIX—Volatility Index

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	201

Schedule of Investments

September 30, 2018

AllianzGI U.S. Equity Hedged Fund

	Shares	Value
Exchange-Traded Funds—97.8%
SPDR S&P 500 (a) (cost—$2,171,085)	9,850	$2,863,592

Total Options Purchased —1.1% (cost—$72,180) (b)(c)(d)		32,317

Total Investments, before options written (cost—$2,243,265)—98.9%		2,895,909

Value

Total Options Written —(0.2)% (premiums received— $7,532) (b)(c)(d)	$(4,755)

Total Investments, net of options written (cost—$2,235,733)—98.7%	2,891,154

Other assets less other liabilities—1.3%	36,994

Net Assets—100.0%	$2,928,148

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

(d) Exchange traded option contracts outstanding at September 30, 2018:

Options purchased contracts outstanding at September 30, 2018:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized (Depreciation)

Call options:
S&P 500 Index	3,400.00 USD	10/26/18	4	$400	$10	$53	$(43)
S&P 500 Index	3,400.00 USD	11/9/18	5	500	12	46	(34)

Total call options					$22	$99	$(77)

Put options:
S&P 500 Index	2,575.00 USD	9/20/19	1	$100	$6,705	$6,821	$(116)
S&P 500 Index	2,575.00 USD	12/21/18	1	100	1,115	7,614	(6,499)
S&P 500 Index	2,575.00 USD	1/18/19	1	100	1,635	8,133	(6,498)
S&P 500 Index	2,400.00 USD	3/15/19	1	100	1,675	7,624	(5,949)
S&P 500 Index	2,375.00 USD	4/18/19	1	100	2,137	7,884	(5,747)
S&P 500 Index	2,375.00 USD	5/17/19	1	100	2,582	6,466	(3,884)
S&P 500 Index	2,425.00 USD	6/21/19	1	100	3,365	6,693	(3,328)
S&P 500 Index	2,450.00 USD	6/21/19	1	100	3,590	6,731	(3,141)
S&P 500 Index	2,450.00 USD	7/19/19	1	100	4,225	6,832	(2,607)
S&P 500 Index	2,500.00 USD	8/16/19	1	100	5,266	7,283	(2,017)

Total put options					$32,295	$72,081	$(39,786)

Total options purchased contracts					$32,317	$72,180	$(39,863)

Options written contracts outstanding at September 30, 2018:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation

Call options:
S&P 500 Index	2,985.00 USD	10/26/18	(4)	$(400)	$(1,380)	$(3,623)	$2,243
S&P 500 Index	2,995.00 USD	11/9/18	(5)	(500)	(3,375)	(3,909)	534

Total options written contracts					$(4,755)	$(7,532)	$2,777

(e) At September 30, 2018, the Fund pledged $7,972 in cash as collateral for options written.

202	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2018

AllianzGI Ultra Micro Cap Fund

	Shares	Value
Common Stock—97.2%
Aerospace & Defense—1.1%
Ducommun, Inc. (a)	8,685	$354,696

Banks—8.8%
Atlantic Capital Bancshares, Inc. (a)	16,698	279,692
Evans Bancorp, Inc.	4,597	215,829
First Internet Bancorp	6,674	203,223
Franklin Financial Network, Inc. (a)	10,634	415,789
Heritage Commerce Corp.	21,993	328,136
National Commerce Corp. (a)	5,567	229,917
People’s Utah Bancorp	8,468	287,489
Preferred Bank	7,502	438,867
Triumph Bancorp, Inc. (a)	8,035	306,937
Veritex Holdings, Inc. (a)	10,015	283,024

		2,988,903

Beverages—0.9%
Primo Water Corp. (a)	16,709	301,598

Biotechnology—13.0%
Abeona Therapeutics, Inc. (a)	7,243	92,710
Adamas Pharmaceuticals, Inc. (a)	5,045	101,001
Albireo Pharma, Inc. (a)	2,642	87,080
Audentes Therapeutics, Inc. (a)	4,038	159,864
BioCryst Pharmaceuticals, Inc. (a)	18,162	138,576
BioSpecifics Technologies Corp. (a)	4,005	234,252
Cara Therapeutics, Inc. (a)	7,355	176,152
Corbus Pharmaceuticals Holdings, Inc. (a)	10,930	82,522
CytomX Therapeutics, Inc. (a)	6,841	126,559
Flexion Therapeutics, Inc. (a)	8,049	150,597
GlycoMimetics, Inc. (a)	7,563	108,907
Intellia Therapeutics, Inc. (a)	5,722	163,764
Iovance Biotherapeutics, Inc. (a)	12,592	141,660
Karyopharm Therapeutics, Inc. (a)	6,405	109,077
Kindred Biosciences, Inc. (a)	17,567	245,060
Kura Oncology, Inc. (a)	6,225	108,938
La Jolla Pharmaceutical Co. (a)	6,305	126,920
MacroGenics, Inc. (a)	6,628	142,104
Pieris Pharmaceuticals, Inc. (a)	12,103	67,777
Progenics Pharmaceuticals, Inc. (a)	17,020	106,715
Rigel Pharmaceuticals, Inc. (a)	32,586	104,601
Sangamo Therapeutics, Inc. (a)	10,922	185,128
T2 Biosystems, Inc. (a)	34,681	258,374
TG Therapeutics, Inc. (a)	11,619	65,066
uniQure NV (a)	3,536	128,675
Vanda Pharmaceuticals, Inc. (a)	9,545	219,058
Veracyte, Inc. (a)	21,157	202,049
Verastem, Inc. (a)	16,888	122,438
Vericel Corp. (a)	10,820	153,103
Viking Therapeutics, Inc. (a)	9,495	165,403
Voyager Therapeutics, Inc. (a)	5,401	102,187

		4,376,317

Chemicals—0.8%
American Vanguard Corp.	14,177	255,186

Construction & Engineering—3.0%
NV5 Global, Inc. (a)	8,356	724,465
Sterling Construction Co., Inc. (a)	20,787	297,670

		1,022,135

	Shares	Value
Construction Materials—0.7%
U.S. Concrete, Inc. (a)	5,169	$236,999

Diversified Consumer Services—0.8%
Carriage Services, Inc.	12,348	266,099

Electronic Equipment, Instruments & Components—0.8%
Mesa Laboratories, Inc.	1,494	277,316

Entertainment—0.9%
Rosetta Stone, Inc. (a)	15,311	304,536

Food Products—0.9%
John B Sanfilippo & Son, Inc.	4,251	303,436

Healthcare Equipment & Supplies—16.6%
Antares Pharma, Inc. (a)	59,393	199,561
AxoGen, Inc. (a)	11,857	436,931
CryoLife, Inc. (a)	11,967	421,238
CryoPort, Inc. (a)	26,842	343,846
Cutera, Inc. (a)	8,206	267,105
CytoSorbents Corp. (a)	25,218	325,312
Heska Corp. (a)	3,782	428,538
IntriCon Corp. (a)	11,212	630,114
LeMaitre Vascular, Inc.	13,598	526,787
OrthoPediatrics Corp. (a)	8,745	320,417
Sientra, Inc. (a)	19,715	470,794
Surmodics, Inc. (a)	8,203	612,354
Tactile Systems Technology, Inc. (a)	9,022	641,013

		5,624,010

Healthcare Providers & Services—3.8%
Addus HomeCare Corp. (a)	4,418	309,923
BioTelemetry, Inc. (a)	10,283	662,739
RadNet, Inc. (a)	19,824	298,351

		1,271,013

Healthcare Technology—3.5%
Tabula Rasa HealthCare, Inc. (a)	8,278	672,091
Vocera Communications, Inc. (a)	14,318	523,752

		1,195,843

Hotels, Restaurants & Leisure—2.7%
Carrols Restaurant Group, Inc. (a)	26,133	381,542
Century Casinos, Inc. (a)	28,561	213,065
Red Lion Hotels Corp. (a)	26,221	327,762

		922,369

Household Durables—1.3%
LGI Homes, Inc. (a)	6,099	289,336
Turtle Beach Corp. (a)	7,755	154,635

		443,971

Internet & Direct Marketing Retail—1.2%
Gaia, Inc., Class A (a)	17,496	269,438
RumbleON, Inc., Class B (a)	11,762	123,266

		392,704

IT Services—3.1%
Brightcove, Inc. (a)	24,473	205,573
Carbonite, Inc. (a)	11,168	398,139
Hackett Group, Inc.	22,539	454,161

		1,057,873

Leisure Equipment & Products—1.2%
MCBC Holdings, Inc. (a)	11,250	403,650

Life Sciences Tools & Services—2.9%
Codexis, Inc. (a)	10,794	185,117
NeoGenomics, Inc. (a)	39,130	600,646
Quanterix Corp. (a)	9,381	200,941

		986,704

	Shares	Value
Machinery—4.5%
Commercial Vehicle Group, Inc. (a)	22,383	$205,028
DMC Global, Inc.	14,902	608,002
Manitex International, Inc. (a)	27,404	288,564
Spartan Motors, Inc.	15,558	229,481
Westport Fuel Systems, Inc. (a)	59,112	177,336

		1,508,411

Media—0.6%
Cardlytics, Inc. (a)	8,707	218,023

Metals & Mining—0.7%
Universal Stainless & Alloy Products, Inc. (a)	9,562	243,927

Oil, Gas & Consumable Fuels—3.4%
Evolution Petroleum Corp.	28,367	313,455
Lonestar Resources U.S., Inc., Class A (a)	33,622	261,915
Penn Virginia Corp. (a)	3,998	321,999
Ring Energy, Inc. (a)	24,429	242,092

		1,139,461

Pharmaceuticals—3.7%
ANI Pharmaceuticals, Inc. (a)	4,759	269,074
Assembly Biosciences, Inc. (a)	3,067	113,908
Cymabay Therapeutics, Inc. (a)	10,956	121,393
Endocyte, Inc. (a)	10,421	185,077
Intersect ENT, Inc. (a)	8,163	234,686
Paratek Pharmaceuticals, Inc. (a)	5,481	53,166
Revance Therapeutics, Inc. (a)	4,699	116,770
WaVe Life Sciences Ltd. (a)	2,817	140,850

		1,234,924

Professional Services—0.8%
CRA International, Inc.	5,692	285,852

Road & Rail—1.5%
Daseke, Inc. (a)	25,606	205,360
USA Truck, Inc. (a)	14,935	302,135

		507,495

Semiconductors & Semiconductor Equipment—2.6%
Adesto Technologies Corp. (a)	32,889	195,690
AXT, Inc. (a)	34,850	249,177
FormFactor, Inc. (a)	17,521	240,914
Ichor Holdings Ltd. (a)	9,496	193,908

		879,689

Software—7.2%
Amber Road, Inc. (a)	29,188	280,788
Asure Software, Inc. (a)	19,594	243,357
Datawatch Corp. (a)	25,649	298,811
eGain Corp. (a)	29,557	239,412
Fusion Connect, Inc. (a)	52,202	134,159
Model N, Inc. (a)	16,334	258,894
QAD, Inc., Class A	7,078	400,969
Telaria, Inc. (a)	61,940	234,753
Upland Software, Inc. (a)	10,796	348,819

		2,439,962

Technology Hardware, Storage & Peripherals—1.1%
USA Technologies, Inc. (a)	51,401	370,087

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	203

Schedule of Investments

September 30, 2018

	Shares	Value
Water Utilities—0.9%
AquaVenture Holdings Ltd. (a)	16,867	$304,787

Wireless Telecommunication Services—2.2%
Boingo Wireless, Inc. (a)	21,287	742,916

Total Common Stock (cost—$21,627,393)		32,860,892

	Principal Amount (000s)
Repurchase Agreements—3.4%
State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $1,147,040; collateralized by U.S. Treasury Notes, 2.00%, due 11/30/20, valued at $1,171,435 including accrued interest
(cost—$1,147,000)	$1,147	$1,147,000

Total Investments (cost—$22,774,393)—100.6%		34,007,892

Liabilities in excess of other assets—(0.6)%		(205,832)

Net Assets—100.0%		$33,802,060

Notes to Schedule of Investments:

(a) Non-income producing.

204	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	205

Statements of Assets and Liabilities

September 30, 2018

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Assets:
Investments, at value	$2,313,567	$301,218	$235,255	$—	$—
Investments in Affiliates, at value	31,083,856	48,727,738	58,115,068	42,772,568	45,185,814
Repurchase agreements, at value	892,000	1,117,000	1,169,000	873,000	805,000
Cash	249	715	536	254	941
Foreign currency, at value	—	—	—	—	—
Deposits with brokers for derivatives collateral	463,433	727,726	770,595	789,225	922,251
Receivable for Fund shares sold	64,122	5,171	39,399	7,728	8,211
Receivable for variation margin on futures contracts	11,093	7,605	16,941	21,870	28,109
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	7,987	9,658	10,848	8,677	7,901
Dividends and interest receivable (net of foreign withholding taxes)	31	39	41	31	28
Dividends receivable from Affiliates	—	—	—	—	—
Tax reclaims receivable	—	—	—	—	—
Receivable from Investment Manager	—	576	657	—	—
Prepaid expenses and other assets	—	—	—	—	—
Total Assets	34,836,338	50,897,446	60,358,340	44,473,353	46,958,255
Liabilities:
Payable for Fund shares redeemed	66,514	26,858	2,659	7,034	86,612
Trustees Deferred Compensation Plan payable (see Note 5)	7,987	9,658	10,848	8,677	7,901
Servicing fees payable	837	1,229	1,413	1,274	763
Distribution fees payable	629	297	948	425	470
Administration fees payable	460	—	—	1,991	3,212
Payable for variation margin on futures contracts	—	—	—	—	—
Payable for investments in Affiliates purchased	—	—	—	—	—
Investment management fees payable	—	—	—	—	—
Accrued expenses and other liabilities	—	—	—	—	—
Total Liabilities	76,427	38,042	15,868	19,401	98,958
Net Assets	$34,759,911	$50,859,404	$60,342,472	$44,453,952	$46,859,297
Net Assets Consist of:
Paid-in-capital	$31,232,445	$44,603,104	$51,632,833	$36,680,789	$38,987,764
Total distributable earnings (loss)	3,527,466	6,256,300	8,709,639	7,773,163	7,871,533
Net Assets	$34,759,911	$50,859,404	$60,342,472	$44,453,952	$46,859,297
Cost of Investments	$2,326,989	$306,211	$239,329	$—	$—
Cost of Investments in Affiliates	$28,869,398	$44,645,876	$51,999,074	$37,852,919	$39,661,175
Cost of Repurchase Agreements	$892,000	$1,117,000	$1,169,000	$873,000	$805,000
Cost of Foreign Currency	$—	$—	$—	$—	$—

206	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Multi Asset Income	AllianzGI Global Allocation	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity

$—	$—	$—	$10,098,484	$20,221,967	$522,886,091	$25,617,884
29,667,230	31,576,258	15,377,660	24,734,523	302,864,165	—	—
715,000	714,000	307,000	298,000	4,752,000	135,000	112,000
707	971	233	474	426	654	262
—	—	—	—	—	1,432,801	39,032
698,450	673,065	412,092	961,653	3,154,165	366,436	—
3,627	1,580	10,919	12,467	32,179	1,276,193	5,722
21,453	23,480	11,784	8,429	68,443	—	—
4,932	4,788	2,229	4,816	58,484	93,095	5,239
25	25	11	63,543	166	772,609	85,784
—	—	—	29,683	—	—	—
—	—	—	—	—	185,244	57,832
—	—	—	8,050	—	—	10,699
—	—	—	15	54,630	37,114	17,507
31,111,424	32,994,167	16,121,928	36,220,137	331,206,625	527,185,237	25,951,961

2,395	2,049	25,275	52,744	415,822	1,735,355	9,867
4,932	4,788	2,229	4,816	58,484	93,095	5,239
466	555	329	2,074	12,521	240	109
277	749	321	1,630	15,152	23	57
2,655	2,649	1,365	—	—	—	—
—	—	—	—	—	20,200	—
—	—	—	29,683	—	—	—
278	752	344	—	41,654	120,065	—
—	—	—	—	154,934	407,481	136,467
11,003	11,542	29,863	90,947	698,567	2,376,459	151,739
$31,100,421	$32,982,625	$16,092,065	$36,129,190	$330,508,058	$524,808,778	$25,800,222

$26,035,128	$28,097,302	$14,070,772	$37,561,363	$292,726,909	$407,163,474	$23,906,851
5,065,293	4,885,323	2,021,293	(1,432,173)	37,781,149	117,645,304	1,893,371
$31,100,421	$32,982,625	$16,092,065	$36,129,190	$330,508,058	$524,808,778	$25,800,222
$—	$—	$—	$9,853,357	$20,903,965	$467,495,919	$24,293,337
$26,066,782	$28,008,364	$13,849,629	$24,792,378	$277,357,687	$—	$—
$715,000	$714,000	$307,000	$298,000	$4,752,000	$135,000	$112,000
$—	$—	$—	$—	$—	$1,425,856	$39,502

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	207

Statements of Assets and Liabilities (cont’d)

September 30, 2018

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Net Assets:
Class A	$4,002,506	$6,445,007	$6,520,227	$6,257,140	$3,797,706
Class C	422,969	—	865,232	—	110,098
Class R	85,991	237,135	295,411	614,425	237,320
Class P	12,932,097	22,386,662	27,035,026	20,107,832	17,741,743
Institutional Class	—	—	—	—	—
Class R6	16,795,838	21,598,822	25,140,350	17,113,121	24,457,829
Administrative Class	520,510	191,778	486,226	361,434	514,601
Shares Issued and Outstanding:
Class A	197,127	348,342	290,193	311,252	162,634
Class C	20,984	—	39,069	—	4,774
Class R	4,307	12,913	13,180	30,738	10,256
Class P	630,534	1,209,444	1,189,171	994,489	755,442
Institutional Class	—	—	—	—	—
Class R6	817,337	1,164,401	1,101,935	844,628	1,038,539
Administrative Class	25,462	10,327	21,362	17,828	22,039
Net Asset Value and Redemption Price Per Share:*
Class A	$20.30	$18.50	$22.47	$20.10	$23.35
Class C	20.16	—	22.15	—	23.06
Class R	19.97	18.36	22.41	19.99	23.14
Class P	20.51	18.51	22.73	20.22	23.49
Institutional Class	—	—	—	—	—
Class R6	20.55	18.55	22.81	20.26	23.55
Administrative Class	20.44	18.57	22.76	20.27	23.35

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

208	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Multi Asset Income	AllianzGI Global Allocation	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity

$2,387,458	$2,716,640	$1,697,135	$8,826,564	$40,974,000	$1,255,323	$504,294
—	198,828	—	2,210,138	26,220,109	40,834	102,820
151,348	127,384	112,412	100,178	34,689	—	—
13,742,107	11,184,991	5,865,313	9,526,227	4,291,836	1,868,117	113,599
—	—	—	48,742	6,652,117	2,385,679	865,988
14,204,936	17,875,437	8,054,447	14,893,511	252,313,112	519,258,825	24,213,521
614,572	879,345	362,758	523,830	22,195	—	—

116,558	119,390	86,220	508,668	3,571,182	72,570	33,678
—	8,916	—	127,347	2,246,644	2,416	6,950
7,465	5,607	5,735	5,521	3,059	—	—
668,712	487,163	295,216	543,082	377,148	107,934	7,568
—	—	—	2,854	581,038	139,115	57,503
688,930	775,113	403,491	871,474	22,472,077	30,050,945	1,604,286
30,107	38,532	18,374	29,667	1,885	—	—

$20.48	$22.75	$19.68	$17.35	$11.47	$17.30	$14.97
—	22.30	—	17.36	11.67	16.90	14.80
20.28	22.72	19.60	18.14	11.34	—	—
20.55	22.96	19.87	17.54	11.38	17.31	15.01
—	—	—	17.08	11.45	17.15	15.06
20.62	23.06	19.96	17.09	11.23	17.28	15.09
20.41	22.82	19.74	17.66	11.77	—	—

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	209

Statements of Assets and Liabilities (cont’d)

September 30, 2018

	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible	AllianzGI Core Bond	AllianzGI Core Plus Bond	AllianzGI Emerging Markets Consumer
Assets:
Investments, at value	$98,699,955	$530,942,143	$33,508,900	$45,115,694	$43,098,744
Investments in Affiliates, at value	—	—	—	—	—
Repurchase agreements, at value	1,166,000	27,206,000	—	—	106,000
Cash	2,109	—	—	—	4
Foreign currency, at value	1,310	—	—	—	51,725
Unrealized appreciation of forward foreign currency contracts	—	—	—	—	—
Dividends and interest receivable (net of foreign withholding taxes)	95,419	1,645,876	154,500	217,700	61,739
Receivable for investments sold	—	2,488,472	1,363,136	2,121,838	225,889
Receivable for TBA investments sold	—	—	4,427,500	6,225,589	—
Deposits with brokers for derivatives collateral	—	—	103,666	192,769	—
Receivable for Fund shares sold	26,597	1,402,322	481,063	—	—
Receivable from Investment Manager	—	—	25,551	18,131	—
Deferred offering costs	—	—	80,343	80,343	—
Tax reclaims receivable	—	—	—	—	1,686
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	17,817	127,064	454	673	6,822
Receivable for variation margin on futures contracts	—	—	—	—	—
Prepaid expenses and other assets	72,491	51,882	4,477	4,822	9,022
Total Assets	100,081,698	563,863,759	40,149,590	53,977,559	43,561,631
Liabilities:
Payable for investments purchased	—	10,059,055	1,111,690	224,505	—
Payable for Fund shares redeemed	195	394,671	—	—	11,838
Payable for TBA investments purchased	—	—	9,429,782	13,270,940	—
Payable to custodian for cash overdraft	—	1,347,357	32,660	90,383	—
Payable for variation margin on centrally cleared swaps	—	—	147	5,167	—
Payable for variation margin on futures contracts	—	—	816	3,261	—
Investment management fees payable	13,296	228,237	—	—	22,515
Distribution fees payable	15	30,101	—	—	—
Servicing fees payable	68	21,713	—	—	13
Swap premiums received	—	—	26,897	114,600	—
Unrealized depreciation of forward foreign currency contracts	—	—	—	—	—
Due to Investment Manager	—	—	80,343	80,343	—
Trustees Deferred Compensation Plan payable (see Note 5)	17,817	127,064	454	673	6,822
Accrued expenses and other liabilities	103,594	428,222	90,314	92,381	118,490
Total Liabilities	134,985	12,636,420	10,773,103	13,882,253	159,678
Net Assets	$99,946,713	$551,227,339	$29,376,487	$40,095,306	$43,401,953

210	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Debt	AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend	AllianzGI Global Dynamic Allocation	AllianzGI Global High Yield	AllianzGI Global Sustainability	AllianzGI Global Water

$17,412,030	$10,048,450	$7,025,997	$218,622,130	$21,635,934	$39,678,415	$642,457,749
—	—	—	4,400,566	—	—	—
933,000	289,000	—	8,982,000	214,000	521,000	9,725,000
—	775	13,411	662	53,269	389	231
18,958	35,206	2,797	336,813	366,219	4	6
—	—	—	—	15,116	—	—
229,848	11,019	11,742	743,553	350,161	24,386	582,498
319,003	—	—	—	50,188	—	10,797,271
—	—	—	—	—	—	—
—	—	—	5,109,391	20,719	—	—
—	500	—	—	—	54,502	481,875
8,875	—	7,757	—	2,830	—	—
—	—	—	—	—	—	—
—	—	13,884	52,577	1,831	25,087	820,947
5,130	1,660	1,117	36,153	2,624	4,008	92,256
—	—	—	364,918	354	—	—
39,446	7,423	16,409	60,699	15,860	10,263	46,157
18,966,290	10,394,033	7,093,114	238,709,462	22,729,105	40,318,054	665,003,990

—	103,836	3,173	199,995	405,326	—	—
—	—	—	32,900	—	366	531,613
—	—	—	15,582,047	—	—	—
318,927	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	1,581	—	70,038	—	13,659	361,244
25	—	37	1,135	—	—	46,725
33	25	65	627	—	108	47,782
—	—	—	—	—	—	—
—	—	—	—	2,786	—	—
—	—	—	—	—	—	—
5,130	1,660	1,117	36,153	2,624	4,008	92,256
129,620	121,915	124,713	357,218	139,728	86,588	734,007
453,735	229,017	129,105	16,280,113	550,464	104,729	1,813,627
$18,512,555	$10,165,016	$6,964,009	$222,429,349	$22,178,641	$40,213,325	$663,190,363

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	211

Statements of Assets and Liabilities (cont’d)

September 30, 2018

	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible	AllianzGI Core Bond	AllianzGI Core Plus Bond	AllianzGI Emerging Markets Consumer
Net Assets Consist of:
Paid-in-capital	$65,803,851	$416,017,826	$29,547,491	$40,300,744	$40,657,779
Total distributable earnings (loss)	34,142,862	135,209,513	(171,004)	(205,438)	2,744,174
Net Assets	$99,946,713	$551,227,339	$29,376,487	$40,095,306	$43,401,953
Cost of Investments	$81,946,164	$466,142,524	$33,636,856	$45,253,623	$39,977,137
Cost of Investments in Affiliates	$—	$—	$—	$—	$—
Cost of Repurchase Agreements	$1,166,000	$27,206,000	$—	$—	$106,000
Cost of Foreign Currency	$1,297	$—	$—	$—	$51,300
Net Assets:
Class A	$351,772	$61,384,913	$—	$—	$69,396
Class C	26,245	53,461,014	—	—	—
Class R	—	98,188	—	—	—
Class P	672,000	102,411,913	10,009	10,020	—
Institutional Class	138,331	332,874,058	10,011	10,022	43,332,557
Class R6	98,758,365	—	29,356,467	40,075,264	—
Administrative Class	—	997,253	—	—	—
Shares Issued and Outstanding:
Class A	17,171	1,872,648	—	—	4,999
Class C	1,314	1,622,403	—	—	—
Class R	—	2,895	—	—	—
Class P	33,114	3,188,461	671	671	—
Institutional Class	6,795	10,269,456	672	672	3,084,705
Class R6	4,827,978	—	1,969,328	2,685,396	—
Administrative Class	—	30,726	—	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$20.49	$32.78	$—	$—	$13.88
Class C	19.98	32.95	—	—	—
Class R	—	33.92	—	—	—
Class P	20.29	32.12	14.91	14.92	—
Institutional Class	20.36	32.41	14.91	14.92	14.05
Class R6	20.46	—	14.91	14.92	—
Administrative Class	—	32.46	—	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

212	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Debt	AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend	AllianzGI Global Dynamic Allocation	AllianzGI Global High Yield	AllianzGI Global Sustainability	AllianzGI Global Water

$20,602,649	$9,052,738	$6,628,301	$197,396,174	$22,460,640	$32,242,813	$537,291,498
(2,090,094)	1,112,278	335,708	25,033,175	(281,999)	7,970,512	125,898,865
$18,512,555	$10,165,016	$6,964,009	$222,429,349	$22,178,641	$40,213,325	$663,190,363
$17,574,075	$8,968,400	$6,910,492	$202,094,904	$21,893,738	$33,399,568	$529,529,433
$—	$—	$—	$4,470,226	$—	$—	$—
$933,000	$289,000	$—	$8,982,000	$214,000	$521,000	$9,725,000
$27,776	$35,073	$2,806	$334,367	$369,888	$4	$6

$134,812	$135,129	$293,046	$2,016,236	$—	$614,420	$172,373,859
45,510	—	67,804	1,195,361	—	—	83,155,771
—	—	—	160,022	—	—	—
10,903	—	11,518	13,435,554	10,417	11,361,775	243,339,039
18,321,330	10,029,887	6,591,641	13,224,528	22,168,224	28,237,130	164,321,694
—	—	—	192,374,532	—	—	—
—	—	—	23,116	—	—	—

10,098	8,136	18,916	99,868	—	31,566	11,089,572
3,377	—	4,401	61,099	—	—	5,624,176
—	—	—	8,011	—	—	—
824	—	747	669,298	702	577,200	15,611,261
1,384,510	609,661	424,825	653,907	1,494,944	1,431,739	10,733,651
—	—	—	9,547,454	—	—	—
—	—	—	1,147	—	—	—

$13.35	$16.61	$15.49	$20.19	$—	$19.46	$15.54
13.48	—	15.41	19.56	—	—	14.79
—	—	—	19.97	—	—	—
13.24	—	15.41	20.07	14.84	19.68	15.59
13.23	16.45	15.52	20.22	14.83	19.72	15.31
—	—	—	20.15	—	—	—
—	—	—	20.15	—	—	—

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	213

Statements of Assets and Liabilities† (cont’d)

September 30, 2018

	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI NFJ Emerging Markets Value
Assets:
Investments, at value	$175,344,718	$28,171,868	$166,963,515	$28,224,076	$135,530,875
Repurchase agreements, at value	1,315,000	837,000	1,105,000	489,000	—
Cash	11,725	204	677	407	—
Foreign currency, at value	—	103,440	1,581,282	—	3,759,658
Unrealized appreciation of forward foreign currency contracts	—	—	—	—	—
Dividends and interest receivable (net of foreign withholding taxes)	2,924,150	11,164	296,764	1,508	177,229
Receivable for investments sold	4,461,448	—	1,615,740	131,810	2,339,404
Swap premiums paid	—	—	—	—	—
Deposits with brokers for derivatives collateral	—	—	—	—	—
Receivable for Fund shares sold	28,671	5,000	55,081	1,245	110,584
Receivable from Investment Manager	—	2,912	—	—	15,483
Deferred offering costs	—	—	—	—	—
Tax reclaims receivable	—	20,765	213,020	—	—
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	40,341	2,964	24,626	5,071	14,439
Receivable for principal paydowns	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—
Prepaid expenses and other assets	43,336	10,827	38,910	15,788	30,086
Total Assets	184,169,389	29,166,144	171,894,615	28,868,905	141,977,758
Liabilities:
Payable for investments purchased	883,374	463,019	835,742	22,154	304,468
Payable for Fund shares redeemed	100,388	15	25,984,302	400	138,311
Payable to custodian for cash overdraft	—	—	—	—	2,884,965
Payable to custodian for foreign currency overdraft	—	—	—	—	—
Payable for variation margin on centrally cleared swaps	—	—	—	—	—
Payable for variation margin on futures contracts	—	—	—	—	—
Options written, at value	—	—	—	—	—
Investment management fees payable	65,290	—	84,404	17,035	—
Distribution fees payable	4,706	—	1,683	—	650
Servicing fees payable	8,010	200	2,441	479	4,527
Unrealized depreciation of forward foreign currency contracts	—	—	—	—	—
Due to Investment Manager	—	—	—	—	—
Trustees Deferred Compensation Plan payable (see Note 5)	40,341	2,964	24,626	5,071	14,439
Accrued expenses and other liabilities	244,428	89,909	249,446	112,858	371,046
Total Liabilities	1,346,537	556,107	27,182,644	157,997	3,718,406
Net Assets	$182,822,852	$28,610,037	$144,711,971	$28,710,908	$138,259,352

214	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI NFJ International Small-Cap Value	AllianzGI PerformanceFee Managed Futures Strategy†	AllianzGI PerformanceFee Structured US Equity	AllianzGI PerformanceFee Structured US Fixed Income	AllianzGI Preferred Securities and Income	AllianzGI Real Estate Debt	AllianzGI Short Duration High Income

$3,548,490	$13,421,289	$82,344,045	$24,910,863	$11,224,717	$15,229,649	$1,086,227,629
—	445,000	—	—	388,000	—	6,580,000
11,767	—	57,994	83,178	708	—	544
31,662	—	—	—	—	269,759	—
—	—	—	—	—	9,561	—
7,264	37,044	358,054	—	134,867	28,624	18,690,775
—	—	81,879	3,979	—	76,117	23,810,393
—	270,310	—	—	—	—	—
—	1,731,220	662,782	213,961	—	1,415	—
11,171	—	325,000	—	—	961,149	7,216,926
8,447	33,864	—	—	37,758	14,660	—
—	22,839	22,051	22,051	80,343	23,057	—
3,142	—	—	—	—	—	—
867	1,883	1,517	3,374	183	812	196,471
—	—	—	—	—	15,839	—
—	—	—	—	—	78	—
32,397	6,658	21,798	6,936	4,266	11,787	91,136
3,655,207	15,970,107	83,875,120	25,244,342	11,870,842	16,642,507	1,142,813,874

—	—	11,852	2,439	—	1,196,815	—
1,496	—	—	—	—	—	2,287,893
—	5,856	—	—	—	46,284	—
—	200	—	—	—	—	—
—	1,456	—	—	—	—	—
—	2,726	—	—	—	—	—
—	—	451,184	60,653	—	—	—
—	—	161,316	23,727	—	—	400,195
94	—	—	—	—	—	25,108
233	—	—	—	—	—	53,306
—	—	—	—	—	101	—
—	22,839	22,051	22,051	80,343	23,057	—
867	1,883	1,517	3,374	183	812	196,471
80,233	156,106	151,992	153,705	75,280	128,265	736,657
82,923	191,066	799,912	265,949	155,806	1,395,334	3,699,630
$3,572,284	$15,779,041	$83,075,208	$24,978,393	$11,715,036	$15,247,173	$1,139,114,244

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	215

Statements of Assets and Liabilities† (cont’d)

September 30, 2018

	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI NFJ Emerging Markets Value
Net Assets Consist of:
Paid-in-capital	$218,505,475	$24,108,717	$102,468,174	$16,636,146	$151,499,161
Total distributable earnings (loss)	(35,682,623)	4,501,320	42,243,797	12,074,762	(13,239,809)
Net Assets	$182,822,852	$28,610,037	$144,711,971	$28,710,908	$138,259,352
Cost of Investments	$182,170,748	$24,314,950	$138,738,169	$20,259,249	$140,393,610
Cost of Repurchase Agreements	$1,315,000	$837,000	$1,105,000	$489,000	$—
Cost of Foreign Currency	$—	$103,595	$1,580,522	$—	$3,760,675
Cost of Foreign Currency Overdraft due to Custodian	$—	$—	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—	$—	$—
Net Assets:
Class A	$33,767,830	$1,182,948	$9,107,789	$2,569,743	$22,589,531
Class C	8,543,955	—	2,610,497	—	1,196,495
Class R	878,249	—	845,215	—	—
Class P	17,535,077	—	48,829,285	1,721,656	3,312,099
Institutional Class	122,077,374	27,427,089	49,443,021	24,419,509	111,161,227
Class R6	—	—	33,876,164	—	—
Administrative Class	20,367	—	—	—	—
Shares Issued and Outstanding:
Class A	3,788,242	66,057	211,382	154,646	1,396,421
Class C	960,378	—	62,714	—	73,726
Class R	102,848	—	20,172	—	—
Class P	2,050,059	—	1,133,972	102,897	204,938
Institutional Class	14,227,224	1,496,830	1,107,470	1,451,644	6,824,957
Class R6	—	—	758,866	—	—
Administrative Class	2,412	—	—	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$8.91	$17.91	$43.09	$16.62	$16.18
Class C	8.90	—	41.63	—	16.23
Class R	8.54	—	41.90	—	—
Class P	8.55	—	43.06	16.73	16.16
Institutional Class	8.58	18.32	44.65	16.82	16.29
Class R6	—	—	44.64	—	—
Administrative Class	8.44	—	—	—	—

†

Consolidated Statement of Assets and Liabilities for the AllianzGI PerformanceFee Managed Futures Strategy Fund. These financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., a wholly-owned subsidiary of the AllianzGI PerformanceFee Managed Futures Strategy Fund. See Note 14.

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

216	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI NFJ International Small-Cap Value	AllianzGI PerformanceFee Managed Futures Strategy†	AllianzGI PerformanceFee Structured US Equity	AllianzGI PerformanceFee Structured US Fixed Income	AllianzGI Preferred Securities and Income	AllianzGI Real Estate Debt	AllianzGI Short Duration High Income

$3,536,441	$16,365,173	$77,468,378	$25,171,008	$11,680,679	$15,286,370	$1,208,585,999
35,843	(586,132)	5,606,830	(192,615)	34,357	(39,197)	(69,471,755)
$3,572,284	$15,779,041	$83,075,208	$24,978,393	$11,715,036	$15,247,173	$1,139,114,244
$3,279,231	$13,434,220	$78,389,729	$25,808,331	$11,227,849	$15,395,803	$1,094,725,371
$—	$445,000	$—	$—	$388,000	$—	$6,580,000
$31,658	$—	$—	$—	$—	$272,336	$—
$—	$374	$—	$—	$—	$—	$—
$—	$—	$804,779	$116,394	$—	$—	$—

$1,085,676	$—	$—	$—	$—	$—	$150,899,264
169,049	—	—	—	—	—	135,483,127
—	—	—	—	—	—	—
47,305	9,606	11,123	9,923	10,174	10,119	411,366,574
1,770,751	515,384	40,290,118	10,022	1,547,621	15,237,054	388,443,321
499,503	15,253,674	42,773,967	24,958,448	10,157,241	—	52,921,958
—	—	—	—	—	—	—

55,147	—	—	—	—	—	10,107,059
8,918	—	—	—	—	—	9,093,445
—	—	—	—	—	—	—
2,478	1,000	1,000	1,000	676	677	27,646,543
89,842	53,700	3,619,821	1,010	102,751	1,018,939	26,095,437
26,351	1,586,664	3,844,214	2,515,332	674,446	—	3,553,189
—	—	—	—	—	—	—

$19.69	$—	$—	$—	$—	$—	$14.93
18.96	—	—	—	—	—	14.90
—	—	—	—	—	—	—
19.09	9.61	11.12	9.92	15.06	14.95	14.88
19.71	9.60	11.13	9.92	15.06	14.95	14.89
18.96	9.61	11.13	9.92	15.06	—	14.89
—	—	—	—	—	—	—

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	217

Statements of Assets and Liabilities (cont’d)

September 30, 2018

	AllianzGI Short Term Bond	AllianzGI Structured Return	AllianzGI U.S. Equity Hedged	AllianzGI Ultra Micro Cap
Assets:
Investments, at value	$5,107,083	$555,870,472	$2,895,909	$32,860,892
Repurchase agreements, at value	—	74,365,000	—	1,147,000
Cash	51,621	906	7,290	902
Dividends and interest receivable (net of foreign withholding taxes)	49,940	2,544,567	13,028	3,363
Receivable for investments sold	—	67,512,371	3,909	149,359
Deposits with brokers for derivatives collateral	—	6,472,095	7,972	—
Receivable for Fund shares sold	—	748,214	54,179	255
Receivable from Investment Manager	54,713	—	6,769	—
Deferred offering costs	120,667	—	—	—
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	13	76,390	628	6,339
Prepaid expenses and other assets	—	32,573	11,201	15,897
Total Assets	5,384,037	707,622,588	3,000,885	34,184,007
Liabilities:
Payable for investments purchased	—	5,406,017	6,867	175,943
Payable for Fund shares redeemed	—	362,198	—	38,616
Options written, at value	—	26,906,483	4,755	—
Investment management fees payable	—	269,493	—	20,528
Distribution fees payable	—	9,386	127	—
Servicing fees payable	3	23,366	143	1,693
Due to Investment Manager	120,667	—	—	—
Trustees Deferred Compensation Plan payable (see Note 5)	13	76,390	628	6,339
Accrued expenses and other liabilities	78,901	484,923	60,217	138,828
Total Liabilities	199,584	33,538,256	72,737	381,947
Net Assets	$5,184,453	$674,084,332	$2,928,148	$33,802,060
Net Assets Consist of:
Paid-in-capital	$5,175,997	$656,503,204	$2,995,387	$17,010,414
Total distributable earnings (loss)	8,456	17,581,128	(67,239)	16,791,646
Net Assets	$5,184,453	$674,084,332	$2,928,148	$33,802,060
Cost of Investments	$5,112,736	$552,585,884	$2,243,265	$21,627,393
Cost of Repurchase Agreements	$—	$74,365,000	$—	$1,147,000
Premiums Received for Options Written	$—	$28,103,668	$7,532	$—

218	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

	AllianzGI Short Term Bond	AllianzGI Structured Return	AllianzGI U.S. Equity Hedged	AllianzGI Ultra Micro Cap
Net Assets:
Class A	$10,014	$110,428,912	$544,161	$8,898,037
Class C	—	16,862,524	229,815	—
Class P	10,015	150,440,702	69,230	5,925,048
Institutional Class	5,164,424	345,453,414	2,084,942	18,978,975
Class R6	—	50,898,780	—	—
Shares Issued and Outstanding:
Class A	667	6,835,276	28,738	433,651
Class C	—	1,082,306	12,704	—
Class P	667	9,320,670	3,706	282,300
Institutional Class	343,731	21,170,580	108,507	902,008
Class R6	—	3,133,893	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$15.02	$16.16	$18.94	$20.52
Class C	—	15.58	18.09	—
Class P	15.02	16.14	18.68	20.99
Institutional Class	15.02	16.32	19.21	21.04
Class R6	—	16.24	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	219

Statements of Operations

Year ended September 30, 2018

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Investment Income:
Dividends from investments in Affiliates	$893,354	$1,149,218	$1,361,362	$1,311,906	$1,355,222
Contribution from Investment Manager (see Note 6)	7,105	16,470	20,096	1,636	—
Dividends, net of foreign withholding taxes*	93,339	12,856	2,955	182	200
Interest	6,711	8,777	10,481	8,527	8,532
Miscellaneous	10	10	10	10	10
Total Investment Income	1,000,519	1,187,331	1,394,904	1,322,261	1,363,964
Expenses:
Investment management	24,559	31,741	36,521	29,110	27,119
Administration	72,950	86,893	100,421	85,440	67,088
Distribution — Class C	3,154	—	6,242	—	1,000
Distribution — Class R	202	603	1,151	1,782	816
Servicing — Class A	27,190	19,845	23,416	22,516	15,075
Servicing — Class C	1,051	—	2,081	—	333
Servicing — Class R	202	603	1,151	1,782	816
Administrative servicing — Class P	—	—	—	—	—
Distribution and/or servicing — Administrative Class	1,682	726	1,371	945	1,187
Sub-transfer agent — Class A	—	—	—	—	—
Sub-transfer agent — Class C	—	—	—	—	—
Sub-transfer agent — Class R	—	—	—	—	—
Sub-transfer agent — Institutional Class	—	—	—	—	—
Line of credit commitment	1,314	1,668	1,905	1,530	1,408
Legal	68	83	93	74	69
Trustees	—	—	—	—	—
Custodian and accounting agent	—	—	—	—	—
Shareholder communications	—	—	—	—	—
Transfer agent	—	—	—	—	—
Insurance	—	—	—	—	—
Audit and tax services	—	—	—	—	—
Registration	—	—	—	—	—
Miscellaneous	553	679	831	780	808
Total Expenses	132,925	142,841	175,183	143,959	115,719
Less: Fee Waiver/Reimbursement from Investment Manager	(73,577)	(106,499)	(122,505)	(72,267)	(39,583)
Net Expenses	59,348	36,342	52,678	71,692	76,136
Net Investment Income	941,171	1,150,989	1,342,226	1,250,569	1,287,828

220	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Multi Asset Income	AllianzGI Global Allocation	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity

$888,484	$886,098	$427,296	$1,487,703	$9,225,695	$—	$—
—	—	—	7,416	—	—	—
150	160	82	610,744	514,625	14,672,146	867,553
5,951	5,602	3,120	10,847	78,935	11,700	555
10	10	10	25	977	214	10
894,595	891,870	430,508	2,116,735	9,820,232	14,684,060	868,118

17,231	17,068	8,479	23,092	2,469,098	1,821,175	79,920
45,195	39,379	21,291	70,797	—	—	—
—	1,373	—	23,839	235,672	484	855
492	300	274	306	74	—	—
11,469	8,503	5,668	25,207	111,913	3,517	1,296
—	458	—	7,946	78,557	161	285
492	300	274	306	74	—	—
—	—	—	—	2,688	2,402	112
1,484	2,138	890	2,411	65	—	—
—	—	—	—	26,040	1,116	139
—	—	—	—	15,618	38	69
—	—	—	—	6	—	—
—	—	—	—	3,514	1,495	—
889	866	426	1,245	9,338	16,054	707
43	41	18	65	28,779	52,816	19,082
—	—	—	—	42,212	73,619	3,172
—	—	—	—	27,510	405,470	151,392
—	—	—	—	36,419	31,973	10,095
—	—	—	—	69,442	25,944	4,931
—	—	—	—	15,344	21,767	5,722
—	—	—	—	42,465	36,771	37,804
—	—	—	—	94,647	71,926	69,888
562	569	204	1,605	13,677	17,361	4,964
77,857	70,995	37,524	156,819	3,323,152	2,584,089	390,433
(15,532)	(7,609)	(4,108)	(72,173)	(1,854,308)	(129,151)	(267,293)
62,325	63,386	33,416	84,646	1,468,844	2,454,938	123,140
832,270	828,484	397,092	2,032,089	8,351,388	12,229,122	744,978

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	221

Statements of Operations (cont’d)

Year ended September 30, 2018

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(111,898)	$(19,706)	$12,250	$12,437	$13,251
Investments in Affiliates	951,821	948,790	933,202	1,013,868	291,268
Futures contracts	24,700	413,423	532,698	405,137	370,244
Forward foreign currency contracts	—	—	—	—	—
Foreign currency transactions	(1,470)	(5,760)	(777)	5,319	4,307
Net capital gain distributions received from underlying Affiliated funds	1,390,219	2,009,460	2,973,019	3,233,941	3,594,785
Net capital gain distributions received from underlying funds	—	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(36,496)	(4,595)	(15,772)	(13,716)	(16,863)
Investments in Affiliates	(1,878,479)	(1,714,768)	(1,827,628)	(2,415,204)	(1,876,458)
Futures contracts	32,374	17,491	(45,364)	(38,703)	(45,396)
Foreign currency transactions	(1,205)	(4,505)	(5,222)	(5,773)	(9,051)
Net realized and change in unrealized gain (loss)	369,566	1,639,830	2,556,406	2,197,306	2,326,087
Net Increase in Net Assets Resulting from Investment Operations	$1,310,737	$2,790,819	$3,898,632	$3,447,875	$3,613,915
*Foreign withholding taxes	$—	$—	$—	$—	$—

222	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Multi Asset Income	AllianzGI Global Allocation	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity

$10,662	$10,781	$5,446	$(616,472)	$(2,933)	$56,489,069	$1,660,562
83,709	(84,504)	(166,989)	(495,730)	1,006,557	—	—
213,536	214,420	109,774	149,501	2,346,917	146,900	—
—	—	—	(3,962)	—	(272,389)	(12,874)
3,358	3,814	1,129	6,704	29,794	3,264	6,072
2,415,540	2,433,934	1,177,491	35,581	17,757,144	—	—
—	—	—	51,923	—	—	—

(13,133)	(12,596)	(6,377)	41,410	(777,630)	(35,803,678)	(2,357,166)
(1,166,242)	(1,015,568)	(376,947)	(1,036,328)	(18,695,291)	—	—
(28,463)	(24,723)	(11,149)	(136,367)	(19,433)	(14,105)	—
(4,280)	(2,890)	(3,985)	(4,765)	(12,540)	8,111	(2,711)
1,514,687	1,522,668	728,393	(2,008,505)	1,632,585	20,557,172	(706,117)
$2,346,957	$2,351,152	$1,125,485	$23,584	$9,983,973	$32,786,294	$38,861
$—	$—	$—	$3,101	$—	$1,059,656	$95,239

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	223

Statements of Operations (cont’d)

Year ended September 30, 2018

	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible	AllianzGI Core Bond (1)	AllianzGI Core Plus Bond (1)	AllianzGI Emerging Markets Consumer
Investment Income:
Interest, net of foreign withholding taxes*	$2,562	$6,563,031	$286,879	$426,500	$2,361
Dividends, net of foreign withholding taxes*	2,416,590	3,268,929	—	—	1,231,109
Miscellaneous	10	25	—	—	10
Total Investment Income	2,419,162	9,831,985	286,879	426,500	1,233,480
Expenses:
Investment management	364,218	2,835,219	23,681	40,520	433,465
Distribution — Class C	219	360,450	—	—	—
Distribution — Class R	—	214	—	—	—
Servicing — Class A	451	166,839	—	—	332
Servicing — Class C	73	120,150	—	—	—
Servicing — Class R	—	214	—	—	—
Administrative servicing — Class P	286	53,683	—	—	—
Distribution and/or servicing — Administrative Class	—	2,401	—	—	—
Sub-transfer agent — Class A	—	23,262	—	—	196
Sub-transfer agent — Class C	10	28,904	—	—	—
Sub-transfer agent — Class R	—	—	—	—	—
Sub-transfer agent — Institutional Class	—	104,738	—	—	8,221
Sub-transfer agent — Administrative Class	—	87	—	—	—
Legal	13,864	34,670	5,212	8,000	18,480
Trustees	14,331	57,115	1,542	2,294	5,799
Audit and tax services	43,547	83,684	52,222	52,072	46,405
Registration	70,402	84,193	1,830	1,832	33,542
Custodian and accounting agent	63,286	125,369	26,667	23,724	82,984
Shareholder communications	14,846	44,530	7,704	9,144	13,424
Transfer agent	7,519	32,534	1,591	2,879	3,214
Organizational	—	—	30,000	30,000	—
Offering	—	—	40,835	40,835	—
Insurance	7,935	23,952	733	791	5,919
Line of credit commitment	3,158	12,768	163	255	1,240
Miscellaneous	5,754	22,651	1,950	2,543	9,126
Total Expenses	609,899	4,217,627	194,130	214,889	662,347
Less: Fee Waiver/Reimbursement from Investment Manager	(119,713)	—	(175,017)	(180,862)	(82,270)
Net Expenses	490,186	4,217,627	19,113	34,027	580,077
Net Investment Income	1,928,976	5,614,358	267,766	392,473	653,403

224	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Debt	AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend	AllianzGI Global Dynamic Allocation	AllianzGI Global High Yield	AllianzGI Global Sustainability	AllianzGI Global Water

$1,768,146	$386	$288	$1,735,983	$1,146,120	$3,217	$34,140
—	327,977	408,144	4,809,369	—	602,145	13,495,608
10	10	150	100	6,746	10	10
1,768,156	328,373	408,582	6,545,452	1,152,866	605,372	13,529,758

203,953	133,038	68,743	1,933,968	132,382	241,550	6,293,244
740	—	449	10,104	—	—	660,384
—	—	—	375	—	—	—
499	452	2,087	5,723	—	1,256	468,214
247	—	150	3,368	—	—	220,128
—	—	—	375	—	—	—
—	—	83	14,771	—	75	182,023
—	—	—	58	—	—	—
101	633	1,944	1,873	—	267	173,908
38	—	44	1,204	—	—	82,491
—	—	—	251	—	—	—
861	1,703	3,594	8,894	49	7,952	115,941
—	—	—	—	—	—	—
27,395	12,781	15,540	36,185	12,599	13,987	39,311
3,765	1,303	1,050	32,013	2,570	3,574	75,118
52,234	50,558	38,496	35,745	52,777	36,508	52,072
54,563	32,894	55,984	94,743	21,249	45,294	73,565
73,903	80,576	109,593	309,101	82,997	54,549	305,078
11,968	12,869	11,764	28,070	10,389	11,638	128,142
3,587	1,924	2,677	17,569	1,091	2,929	63,307
—	—	—	—	—	—	—
—	—	—	—	66,422	—	—
5,763	4,982	4,787	11,543	5,237	5,439	18,907
825	293	212	7,215	558	706	16,655
15,293	5,727	4,726	16,999	4,704	4,712	14,919
455,735	339,733	321,923	2,570,147	393,024	430,436	8,983,407
(187,669)	(172,437)	(237,278)	(594,413)	(236,908)	(172,992)	(1,457,355)
268,066	167,296	84,645	1,975,734	156,116	257,444	7,526,052
1,500,090	161,077	323,937	4,569,718	996,750	347,928	6,003,706

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	225

Statements of Operations (cont’d)

Year ended September 30, 2018

	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible	AllianzGI Core Bond (1)	AllianzGI Core Plus Bond (1)	AllianzGI Emerging Markets Consumer
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$16,083,128	$78,472,127	$(59,391)	$(68,177)	$545,583
Futures contracts	49,376	—	(22,491)	(23,598)	—
Swaps	—	—	503	(34,479)	—
Forward foreign currency contracts	—	—	—	—	(49,747)
Foreign currency transactions	1,421	—	—	—	(21,468)
Payments from Affiliates (See Note 7)	—	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	913,551	(5,947,265)	(127,956)	(137,929)	(4,981,759)
Investments in Affiliates	—	—	—	—	—
Futures contracts	(4,403)	—	(9,809)	(28,242)	—
Swaps	—	—	(2,667)	(4,742)	—
Forward foreign currency contracts	—	—	—	—	(144)
Foreign currency transactions	269	—	—	—	3,396
Net realized and change in unrealized gain (loss)	17,043,342	72,524,862	(221,811)	(297,167)	(4,504,139)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$18,972,318	$78,139,220	$45,955	$95,306	$(3,850,736)
*Foreign withholding taxes	$15,192	$—	$—	$—	$170,419

(1)	Commencement of operations was May 30, 2018. Information represents the period from May 30, 2018 through September 30, 2018.

226	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Debt	AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend	AllianzGI Global Dynamic Allocation	AllianzGI Global High Yield	AllianzGI Global Sustainability	AllianzGI Global Water

$(1,639,691)	$222,364	$312,774	$5,411,839	$(265,475)	$1,375,040	$10,974,648
21,019	—	—	1,451,395	(9,635)	—	—
—	—	—	—	—	—	—
(198,489)	(13,289)	(30)	(57,281)	(1,625,925)	(2,252)	(109,205)
67,187	(8,420)	(5,908)	54,245	1,910,727	(1,210)	(330,734)
—	6,843	—	—	—	—	—

(907,874)	(543,192)	(703,895)	(2,522,994)	(795,035)	1,986,440	3,160,014
—	—	—	(69,660)	—	—	—
—	—	—	(601,266)	270	—	—
—	—	—	—	—	—	—
12,500	—	—	—	97,413	—	—
(9,428)	423	(4,718)	(10,900)	(13,162)	(553)	(42,728)
(2,654,776)	(335,271)	(401,777)	3,655,378	(700,822)	3,357,465	13,651,995
$(1,154,686)	$(174,194)	$(77,840)	$8,225,096	$295,928	$3,705,393	$19,655,701
$1,727	$45,045	$47,017	$283,090	$—	$32,781	$1,043,063

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	227

Statements of Operations† (cont’d)

Year ended September 30, 2018

	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI NFJ Emerging Markets Value
Investment Income:
Interest	$12,903,969	$786	$14,059	$1,639	$12,063
Dividends, net of foreign withholding taxes*	150,113	237,635	3,205,367	67,149	4,229,065
Miscellaneous	15,854	25	10	10	10
Total Investment Income	13,069,936	238,446	3,219,436	68,798	4,241,138
Expenses:
Investment management	1,048,832	142,214	1,826,248	357,164	1,090,230
Distribution — Class C	75,371	—	24,476	—	7,245
Distribution — Class R	2,201	—	1,196	—	—
Servicing — Class A	100,587	946	31,976	6,865	99,640
Servicing — Class C	25,124	—	8,159	—	2,415
Servicing — Class R	2,201	—	1,196	—	—
Administrative servicing — Class P	15,819	—	37,997	1,315	23,873
Distribution and/or servicing — Administrative Class	1,541	—	—	—	—
Sub-transfer agent — Class A	65,216	93	5,871	1,378	45,464
Sub-transfer agent — Class C	7,246	—	1,739	—	579
Sub-transfer agent — Class R	2,694	—	669	—	—
Sub-transfer agent — Institutional Class	132,788	747	45,592	27,391	48,885
Legal	22,299	17,648	22,097	14,738	15,480
Trustees	24,007	2,405	21,578	3,257	15,614
Audit and tax services	60,826	37,629	42,546	38,545	75,296
Registration	82,241	32,041	83,572	43,796	71,317
Custodian and accounting agent	50,500	66,728	162,267	57,738	348,937
Shareholder communications	39,892	13,013	27,029	12,479	34,780
Transfer agent	23,758	1,913	18,882	4,890	10,232
Organizational	—	—	—	—	—
Offering	—	—	—	—	—
Excise tax	—	—	—	—	3,722
Insurance	11,233	5,484	8,491	5,635	6,293
Line of credit commitment	5,911	532	4,579	774	2,906
Miscellaneous	16,184	6,815	11,914	4,312	7,270
Total Expenses	1,816,471	328,208	2,388,074	580,277	1,910,178
Less: Fee Waiver/Reimbursement from Investment Manager	—	(164,199)	(391,423)	(133,846)	(634,068)
Net Expenses	1,816,471	164,009	1,996,651	446,431	1,276,110
Net Investment Income (Loss)	11,253,465	74,437	1,222,785	(377,633)	2,965,028

†

Consolidated Statement of Operations for the AllianzGI PerformanceFee Managed Futures Strategy Fund. These financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., a wholly-owned subsidiary of the AllianzGI PerformanceFee Managed Futures Strategy Fund. See Note 14.

(1)	Commencement of operations was December 18, 2017. Information represents the period from December 18, 2017 through September 30, 2018.
(2)	Commencement of operations was May 30, 2018. Information represents the period from May 30, 2018 through September 30, 2018.
(3)	Commencement of operations was December 27, 2017. Information represents the period from December 27, 2017 through September 30, 2018.

228	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI NFJ International Small-Cap Value	AllianzGI PerformanceFee Managed Futures Strategy †(1)	AllianzGI PerformanceFee Structured US Equity (1)	AllianzGI PerformanceFee Structured US Fixed Income (1)	AllianzGI Preferred Securities and Income (2)	AllianzGI Real Estate Debt (3)	AllianzGI Short Duration High Income

$194	$208,025	$1,667	$164	$172,452	$236,306	$60,566,986
121,507	10,961	716,954	451,516	12,718	—	—
10	10	1,678	834	—	10	176,632
121,711	218,996	720,299	452,514	185,170	236,316	60,743,618

35,138	91,087	182,528	58,063	15,910	43,110	6,071,603
2,269	—	—	—	—	—	352,279
—	—	—	—	—	—	—
3,333	—	—	—	—	—	482,283
756	—	—	—	—	—	352,279
—	—	—	—	—	—	—
14	—	—	—	—	—	431,315
—	—	—	—	—	—	—
1,542	—	—	—	—	—	162,885
264	—	—	—	—	—	84,255
—	—	—	—	—	—	—
642	2,262	2,005	4,000	—	10	215,577
14,652	14,301	12,544	12,374	8,000	8,535	82,753
486	16,432	3,499	2,115	594	1,092	144,903
33,438	63,960	53,960	58,960	52,072	52,072	40,382
68,499	5,050	5,050	5,048	1,604	6,409	119,067
48,523	80,383	78,436	78,436	10,665	60,734	181,128
11,641	25,433	25,341	24,227	6,514	39,898	141,932
3,604	2,499	2,309	2,717	286	744	103,470
—	109,551	62,713	62,713	30,000	41,211	—
—	82,685	79,831	79,831	40,835	73,100	—
—	378	4,419	243	—	—	—
4,726	684	740	730	660	671	40,913
110	198	338	315	64	153	34,811
5,183	32,611	27,388	26,970	2,541	6,825	31,570
234,820	527,514	541,101	416,742	169,745	334,564	9,073,405
(186,509)	(515,506)	(353,712)	(358,055)	(151,931)	(278,716)	—
48,311	12,008	187,389	58,687	17,814	55,848	9,073,405
73,400	206,988	532,910	393,827	167,356	180,468	51,670,213

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	229

Statements of Operations† (cont’d)

Year ended September 30, 2018

	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI NFJ Emerging Markets Value
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$3,058,117	$610,876	$14,598,118	$4,944,670	$(8,171,435)
Futures contracts	—	—	—	—	—
Options written	—	—	—	—	—
Swaps	—	—	—	—	—
Forward foreign currency contracts	—	(5,058)	(331,629)	—	(118,396)
Foreign currency transactions	—	2,538	238,762	—	(224,944)
Payments from Affiliates (See Note 7)	—	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(12,901,757)	56,388	(5,755,389)	(1,574,344)	(9,329,419)
Futures contracts	—	—	—	—	—
Options written	—	—	—	—	—
Swaps	—	—	—	—	—
Forward foreign currency contracts	—	69	2,366	—	58
Foreign currency transactions	—	(780)	(2,730)	—	(4,784)
Net realized and change in unrealized gain (loss)	(9,843,640)	664,033	8,749,498	3,370,326	(17,848,920)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$1,409,825	$738,470	$9,972,283	$2,992,693	$(14,883,892)
* Foreign withholding taxes	$—	$26,737	$367,753	$—	$516,892

230	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI NFJ International Small-Cap Value	AllianzGI PerformanceFee Managed Futures Strategy †(1)	AllianzGI PerformanceFee Structured US Equity (1)	AllianzGI PerformanceFee Structured US Fixed Income (1)	AllianzGI Preferred Securities and Income (2)	AllianzGI Real Estate Debt (3)	AllianzGI Short Duration High Income

$295,897	$(58,955)	$(1,109,668)	$(456,428)	$12,962	$(71,159)	$178,296
—	(866,356)	—	—	—	2	—
—	—	1,871,258	711,470	—	—	—
—	(25,074)	—	—	—	—	—
(2,593)	—	—	—	—	(676,399)	—
584	(15,931)	—	—	—	895,105	—
18	—	—	—	—	—	—

(456,053)	(12,931)	3,954,316	(897,468)	(3,132)	(166,154)	(13,765,267)
—	157,704	—	—	—	(594)	—
—	—	353,595	55,741	—	—	—
—	28,732	—	—	—	—	—
—	—	—	—	—	9,460	—
(200)	(687)	—	—	—	(3,969)	—
(162,347)	(793,498)	5,069,501	(586,685)	9,830	(13,708)	(13,586,971)
$(88,947)	$(586,510)	$5,602,411	$(192,858)	$177,186	$166,760	$38,083,242
$10,129	$—	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	231

Statements of Operations (cont’d)

Period or Year ended September 30, 2018

	AllianzGI Short Term Bond(1)	AllianzGI Structured Return	AllianzGI U.S. Equity Hedged	AllianzGI Ultra Micro Cap
Investment Income:
Interest	$16,138	$188,280	$14	$1,818
Dividends	—	9,791,735	47,667	79,714
Miscellaneous	—	55,564	123	10
Total Investment Income	16,138	10,035,579	47,804	81,542
Expenses:
Investment management	1,578	3,644,896	18,312	488,945
Distribution — Class C	—	131,612	1,966	—
Servicing — Class A	3	311,750	1,367	25,650
Servicing — Class C	—	43,871	655	—
Administrative servicing — Class P	—	72,381	5	3,213
Sub-transfer agent — Class A	—	108,539	410	9,258
Sub-transfer agent — Class C	—	9,900	161	—
Sub-transfer agent — Institutional Class	—	166,046	1,148	17,705
Legal	1,667	84,481	27,883	22,189
Trustees	125	72,729	279	3,958
Audit and tax services	48,483	37,723	31,540	38,784
Registration	546	107,653	55,936	45,008
Custodian and accounting agent	12,000	131,515	29,910	74,829
Shareholder communications	16,025	102,417	8,856	16,427
Transfer agent	250	64,717	2,538	6,437
Organizational	35,000	—	—	—
Offering	14,022	—	—	—
Excise tax	—	—	—	2,013
Recoupment	—	28,437	—	—
Insurance	—	16,731	4,656	5,790
Line of credit commitment	—	14,957	66	906
Miscellaneous	955	15,304	4,630	4,343
Total Expenses	130,654	5,165,659	190,318	765,455
Less: Fee Waiver/Reimbursement from Investment Manager	(128,601)	(296,728)	(160,088)	(119,328)
Net Expenses	2,053	4,868,931	30,230	646,127
Net Investment Income (Loss)	14,085	5,166,648	17,574	(564,585)
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	21	88,582,333	135,264	7,166,035
Futures contracts	—	205,934	—	—
Options written	—	(73,861,139)	(193,107)	—
Net change in unrealized appreciation/depreciation of:
Investments	(5,653)	(3,295,370)	263,910	(2,102,750)
Options written	—	4,365,061	(7,827)	—
Net realized and change in unrealized gain (loss)	(5,632)	15,996,819	198,240	5,063,285
Net Increase in Net Assets Resulting from Investment Operations	$8,453	$21,163,467	$215,814	$4,498,700

(1)	Commencement of operations was August 23, 2018. Information represents the period from August 23, 2018 through September 30, 2018.

232	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	233

Statements of Changes in Net Assets

	AllianzGI Retirement 2020		AllianzGI Retirement 2025

	Year ended September 30, 2018	Year ended September 30, 2017	Year ended September 30, 2018	Year ended September 30, 2017
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$941,171	$677,592	$1,150,989	$514,767
Net realized gain	2,253,372	1,528,270	3,346,207	2,385,481
Net change in unrealized appreciation/depreciation	(1,883,806)	2,525,980	(1,706,377)	4,005,924
Net increase in net assets resulting from investment operations	1,310,737	4,731,842	2,790,819	6,906,172
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	(314,038)	—	(122,193)
Class C	—	(8,548)	—	—
Class R	—	(9,351)	—	(18,282)
Class P	—	(724,018)	—	(951,555)
Class R6	—	(368,801)	—	(348,228)
Administrative Class	—	(14,448)	—	(12,039)
Net realized capital gains:
Class A	—	—	—	(5,755)
Class C	—	—	—	—
Class R	—	—	—	(754)
Class P	—	—	—	(30,725)
Class R6	—	—	—	(10,972)
Administrative Class	—	—	—	(496)
Total distributions paid:*
Class A	(429,547)	—	(358,300)	—
Class C	(9,782)	—	—	—
Class R	(2,388)	—	(8,559)	—
Class P	(689,954)	—	(1,746,256)	—
Class R6	(642,466)	—	(988,834)	—
Administrative Class	(21,720)	—	(12,408)	—
Total dividends and distributions to shareholders	(1,795,857)	(1,439,204)	(3,114,357)	(1,500,999)
Fund Share Transactions:
Net proceeds from the sale of shares	9,131,431	13,960,071	10,745,742	17,262,317
Issued in reinvestment of dividends and distributions	1,786,940	1,435,552	3,071,244	1,486,604
Cost of shares redeemed	(28,559,874)	(19,103,594)	(28,406,764)	(13,632,799)
Net increase (decrease) from Fund share transactions	(17,641,503)	(3,707,971)	(14,589,778)	5,116,122
Total increase (decrease) in net assets	(18,126,623)	(415,333)	(14,913,316)	10,521,295
Net Assets:
Beginning of year	52,886,534	53,301,867	65,772,720	55,251,425
End of year**	$34,759,911	$52,886,534	$50,859,404	$65,772,720

—	May reflect actual amounts rounding to less than $1.
*

Distributions from net investment income and net realized capital gains are combined for the year ended September 30, 2018. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements. The dividends and distributions to shareholders for the year ended September 30, 2017 have not been reclassified to conform to the current year presentation.

**

Net Assets - End of year includes undistributed (dividends in excess of) net investment income of $275,749 for AllianzGI Retirement 2020, $100,560 for AllianzGI Retirement 2025, $(17,043) for AllianzGI Retirement 2030, $(40,900) for AllianzGI Retirement 2035 and $(51,113) for AllianzGI Retirement 2040 as of September 30, 2017.

234	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2030		AllianzGI Retirement 2035		AllianzGI Retirement 2040

Year ended September 30, 2018	Year ended September 30, 2017	Year ended September 30, 2018	Year ended September 30, 2017	Year ended September 30, 2018	Year ended September 30, 2017

$1,342,226	$420,535	$1,250,569	$458,050	$1,287,828	$469,488
4,450,392	2,619,216	4,670,702	1,847,947	4,273,855	1,400,334
(1,893,986)	5,993,521	(2,473,396)	5,872,838	(1,947,768)	6,096,844
3,898,632	9,033,272	3,447,875	8,178,835	3,613,915	7,966,666

—	(128,753)	—	(167,435)	—	(72,361)
—	(9,739)	—	—	—	(1,802)
—	(42,799)	—	(30,051)	—	(33,676)
—	(812,248)	—	(734,209)	—	(547,161)
—	(420,128)	—	(241,355)	—	(408,413)
—	(25,169)	—	(14,178)	—	(7,153)

—	(27,656)	—	(43,348)	—	(72,948)
—	(2,597)	—	—	—	(2,318)
—	(8,838)	—	(8,219)	—	(30,988)
—	(126,596)	—	(149,417)	—	(388,536)
—	(63,529)	—	(46,996)	—	(280,126)
—	(4,716)	—	(3,283)	—	(6,053)

(514,953)	—	(523,493)	—	(381,670)	—
(36,934)	—	—	—	(7,750)	—
(23,933)	—	(38,039)	—	(21,149)	—
(2,107,251)	—	(2,042,424)	—	(1,569,715)	—
(1,385,473)	—	(1,012,145)	—	(1,509,472)	—
(25,075)	—	(14,933)	—	(26,411)	—
(4,093,619)	(1,672,768)	(3,631,034)	(1,438,491)	(3,516,167)	(1,851,535)

13,443,110	19,651,781	10,773,275	14,086,259	9,872,127	15,052,248
4,047,095	1,653,530	3,582,038	1,421,045	3,407,291	1,838,433
(30,355,752)	(17,363,253)	(28,207,220)	(14,404,979)	(21,759,724)	(10,458,454)
(12,865,547)	3,942,058	(13,851,907)	1,102,325	(8,480,306)	6,432,227
(13,060,534)	11,302,562	(14,035,066)	7,842,669	(8,382,558)	12,547,358

73,403,006	62,100,444	58,489,018	50,646,349	55,241,855	42,694,497
$60,342,472	$73,403,006	$44,453,952	$58,489,018	$46,859,297	$55,241,855

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	235

Statements of Changes in Net Assets (cont’d)

	AllianzGI Retirement 2045		AllianzGI Retirement 2050

	Year ended September 30, 2018	Year ended September 30, 2017	Year ended September 30, 2018	Year ended September 30, 2017
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$832,270	$294,229	$828,484	$292,375
Net realized gain (loss)	2,726,805	884,214	2,578,445	737,298
Net change in unrealized appreciation/depreciation	(1,212,118)	3,865,175	(1,055,777)	3,915,169
Net increase in net assets resulting from investment operations	2,346,957	5,043,618	2,351,152	4,944,842
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	(66,804)	—	(38,744)
Class C	—	—	—	(2,598)
Class R	—	(13,061)	—	(16,335)
Class P	—	(339,225)	—	(288,099)
Institutional Class	—	—	—	—
Class R6	—	(221,167)	—	(298,199)
Administrative Class	—	(13,206)	—	(15,717)
Net realized capital gains:
Class A	—	(106,108)	—	(48,414)
Class C	—	—	—	(4,166)
Class R	—	(19,230)	—	(21,175)
Class P	—	(390,158)	—	(291,835)
Class R6	—	(243,478)	—	(291,783)
Administrative Class	—	(15,955)	—	(17,726)
Total distributions paid:*
Class A	(287,821)	—	(204,743)	—
Class C	—	—	(10,589)	—
Class R	(12,335)	—	(5,428)	—
Class P	(1,018,130)	—	(836,401)	—
Institutional Class	—	—	—	—
Class R6	(860,846)	—	(1,140,455)	—
Administrative Class	(34,918)	—	(54,641)	—
Return of capital:
Class A	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Class P	—	—	—	—
Institutional Class	—	—	—	—
Class R6	—	—	—	—
Administrative Class	—	—	—	—
Total dividends and distributions to shareholders	(2,214,050)	(1,428,392)	(2,252,257)	(1,334,791)
Fund Share Transactions:
Net proceeds from the sale of shares	7,768,793	9,936,787	8,636,205	10,942,394
Issued in reinvestment of dividends and distributions	2,198,799	1,426,631	2,245,722	1,332,075
Cost of shares redeemed	(12,717,410)	(6,681,204)	(10,614,909)	(6,977,683)
Net increase (decrease) from Fund share transactions	(2,749,818)	4,682,214	267,018	5,296,786
Total increase (decrease) in net assets	(2,616,911)	8,297,440	365,913	8,906,837
Net Assets:
Beginning of year	33,717,332	25,419,892	32,616,712	23,709,875
End of year**	$31,100,421	$33,717,332	$32,982,625	$32,616,712

—	May reflect actual amounts rounding to less than $1.
*

Distributions from net investment income and net realized capital gains are combined for the year ended September 30, 2018. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements. The dividends and distributions to shareholders for the year ended September 30, 2017 have not been reclassified to conform to the current year presentation.

**

Net Assets - End of year includes undistributed (dividends in excess of) net investment income of $(38,330) for AllianzGI Retirement 2045, $(36,688) for AllianzGI Retirement 2050, $(16,130) for AllianzGI Retirement 2055, $372,613 for AllianzGI Multi Asset Income and $339,791 for AllianzGI Global Allocation as of September 30, 2017.

236	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2055		AllianzGI Multi Asset Income		AllianzGI Global Allocation

Year ended September 30, 2018	Year ended September 30, 2017	Year ended September 30, 2018	Year ended September 30, 2017	Year ended September 30, 2018	Year ended September 30, 2017

$397,092	$99,776	$2,032,089	$2,731,650	$8,351,388	$8,696,193
1,126,851	357,084	(872,455)	1,085,399	21,137,479	23,385,340
(398,458)	1,557,701	(1,136,050)	(459,088)	(19,504,894)	19,235,026
1,125,485	2,014,561	23,584	3,357,961	9,983,973	51,316,559

—	(20,979)	—	(464,817)	—	(814,701)
—	—	—	(109,153)	—	(342,699)
—	(6,391)	—	(8,919)	—	(362)
—	(91,959)	—	(802,502)	—	(66,393)
—	—	—	—	—	(1,517,436)
—	(79,203)	—	(1,059,163)	—	(8,106,799)
—	(6,244)	—	(64,921)	—	(499)

—	(23,081)	—	(51,561)	—	—
—	—	—	(16,672)	—	—
—	(7,752)	—	(2,534)	—	—
—	(84,131)	—	(86,955)	—	—
—	(70,689)	—	(96,314)	—	—
—	(6,450)	—	(4,003)	—	—

(132,588)	—	(623,574)	—	(4,481,189)	—
—	—	(181,761)	—	(2,929,681)	—
(5,540)	—	(6,759)	—	(2,606)	—
(419,135)	—	(863,845)	—	(367,341)	—
—	—	(982)	—	(599,936)	—
(461,056)	—	(1,255,713)	—	(27,424,554)	—
(22,436)	—	(71,389)	—	(2,546)	—

—	—	(60,720)	—	—	—
—	—	(13,460)	—	—	—
—	—	(621)	—	—	—
—	—	(69,104)	—	—	—
—	—	(365)	—	—	—
—	—	(113,254)	—	—	—
—	—	(3,579)	—	—	—
(1,040,755)	(396,879)	(3,265,126)	(2,767,514)	(35,807,853)	(10,848,889)

8,313,026	7,237,690	8,910,514	13,306,288	150,749,387	125,983,370
1,036,298	395,033	3,223,840	2,736,065	34,449,467	10,623,150
(8,049,315)	(2,665,826)	(22,976,927)	(17,509,593)	(185,446,179)	(314,160,178)
1,300,009	4,966,897	(10,842,573)	(1,467,240)	(247,325)	(177,553,658)
1,384,739	6,584,579	(14,084,115)	(876,793)	(26,071,205)	(137,085,988)

14,707,326	8,122,747	50,213,305	51,090,098	356,579,263	493,665,251
$16,092,065	$14,707,326	$36,129,190	$50,213,305	$330,508,058	$356,579,263

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	237

Statements of Changes in Net Assets (cont’d)

	AllianzGI Best Styles Global Equity		AllianzGI Best Styles International Equity

	Year ended September 30, 2018	Year ended September 30, 2017	Year ended September 30, 2018	Year ended September 30, 2017
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$12,229,122	$15,589,126	$744,978	$831,211
Net realized gain (loss)	56,366,844	61,691,991	1,653,760	1,114,879
Net change in unrealized appreciation/depreciation	(35,809,672)	62,269,728	(2,359,877)	4,666,207
Net increase in net assets resulting from investment operations	32,786,294	139,550,845	38,861	6,612,297
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	—	—	(1,126)
Class C	—	(119)	—	(1,403)
Class R	—	—	—	—
Class P	—	(44,546)	—	(898)
Institutional Class	—	(36,578)	—	(3,340)
Class R6	—	(11,674,739)	—	(2,758,648)
Administrative Class	—	—	—	—
Net realized capital gains:
Class A	—	(8,143)	—	—
Class C	—	(64)	—	—
Class P	—	(18,098)	—	—
Institutional Class	—	(13,368)	—	—
Class R6	—	(4,047,266)	—	—
Total distributions paid:*
Class A	(193,982)	—	(19,333)	—
Class C	(7,589)	—	(4,603)	—
Class R	—	—	—	—
Class P	(392,718)	—	(5,511)	—
Institutional Class	(324,963)	—	(4,124)	—
Class R6	(79,375,510)	—	(1,061,586)	—
Administrative Class	—	—	—	—
Total dividends and distributions to shareholders	(80,294,762)	(15,842,921)	(1,095,157)	(2,765,415)
Fund Share Transactions:
Net proceeds from the sale of shares	115,983,303	241,623,115	5,268,419	6,699,316
Issued in reinvestment of dividends and distributions	80,186,951	15,823,164	1,094,713	2,765,415
Cost of shares redeemed	(225,064,420)	(381,516,959)	(6,010,737)	(57,968,959)
Net increase (decrease) from Fund share transactions	(28,894,166)	(124,070,680)	352,395	(48,504,228)
Total increase (decrease) in net assets	(76,402,634)	(362,756)	(703,901)	(44,657,346)
Net Assets:
Beginning of period	601,211,412	601,574,168	26,504,123	71,161,469
End of period***	$524,808,778	$601,211,412	$25,800,222	$26,504,123

—	May reflect actual amounts rounding to less than $1.
*

Distributions from net investment income and net realized capital gains are combined for the period ended September 30, 2018. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements. The dividends and distributions to shareholders for the year ended September 30, 2017 have not been reclassified to conform to the current year presentation.

**	Commencement of operations.
***

Net Assets - End of period includes undistributed (dividends in excess of) net investment income of $15,647,459 for AllianzGI Best Styles Global Equity, $848,294 for AllianzGI Best Styles International Equity, $1,665,479 for AllianzGI Best Styles U.S. Equity and $12,648,203 for AllianzGI Convertible as of September 30, 2017.

238	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Best Styles U.S. Equity		AllianzGI Convertible		AllianzGI Core Bond

Year ended September 30, 2018	Year ended September 30, 2017	Year ended September 30, 2018	Year ended September 30, 2017	Period from May 30, 2018** through September 30, 2018

$1,928,976	$1,972,846	$5,614,358	$16,495,219	$267,766
16,133,925	6,912,312	78,472,127	225,191,544	(81,379)
909,417	12,166,518	(5,947,265)	(99,079,360)	(140,432)
18,972,318	21,051,676	78,139,220	142,607,403	45,955

—	(7,605)	—	(3,826,287)	—
—	(148)	—	(1,127,814)	—
—	—	—	(16,881)	—
—	(820)	—	(2,494,302)	—
—	(1,298)	—	(27,101,588)	—
—	(1,625,434)	—	—	—
—	—	—	(38,602)	—

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

(5,368)	—	(12,669,872)	—	—
(1,972)	—	(8,237,231)	—	—
—	—	(14,057)	—	—
(31,132)	—	(15,729,339)	—	(72)
(7,666)	—	(53,119,452)	—	(73)
(7,399,903)	—	—	—	(216,814)
—	—	(174,529)	—	—
(7,446,041)	(1,635,305)	(89,944,480)	(34,605,474)	(216,959)

16,134,342	68,128,385	120,497,407	68,306,058	6,016,814
7,445,631	1,634,905	84,489,820	17,841,764	216,959
(48,896,375)	(76,517,718)	(171,923,264)	(1,172,762,231)	(1,686,282)
(25,316,402)	(6,754,428)	33,063,963	(1,086,614,409)	4,547,491
(13,790,125)	12,661,943	21,258,703	(978,612,480)	4,376,487

113,736,838	101,074,895	529,968,636	1,508,581,116	25,000,000
$99,946,713	$113,736,838	$551,227,339	$529,968,636	$29,376,487

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	239

Statements of Changes in Net Assets (cont’d)

	AllianzGI Core Plus Bond	AllianzGI Emerging Markets Consumer

	Period from May 30, 2018** through September 30, 2018	Year ended September 30, 2018	Year ended September 30, 2017
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$392,473	$653,403	$617,137
Net realized gain (loss)	(126,254)	474,368	2,951,588
Net change in unrealized appreciation/depreciation	(170,913)	(4,978,507)	2,781,594
Net increase (decrease) in net assets resulting from investment operations	95,306	(3,850,736)	6,350,319
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	—	(441)
Class C	—	—	—
Class P	—	—	—
Institutional Class	—	—	(458,572)
Net realized capital gains:
Class A	—	—	—
Class C	—	—	—
Class P	—	—	—
Institutional Class	—	—	—
Total distributions paid:*
Class A	—	(8,911)	—
Class C	—	—	—
Class P	(72)	—	—
Institutional Class	(74)	(2,198,701)	—
Class R6	(300,598)	—	—
Total dividends and distributions to shareholders	(300,744)	(2,207,612)	(459,013)
Fund Share Transactions:
Net proceeds from the sale of shares	—	16,718,030	9,259,598
Issued in reinvestment of dividends and distributions	300,744	1,373,525	306,003
Cost of shares redeemed	—	(12,272,896)	(16,493,497)
Net increase (decrease) from Fund share transactions	300,744	5,818,659	(6,927,896)
Total increase (decrease) in net assets	95,306	(239,689)	(1,036,590)
Net Assets:
Beginning of period	40,000,000	43,641,642	44,678,232
End of period***	$40,095,306	$43,401,953	$43,641,642

—	May reflect actual amounts rounding to less than $1.
*

Distributions from net investment income and net realized capital gains are combined for the period ended September 30, 2018. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements. The dividends and distributions to shareholders for the year ended September 30, 2017 have not been reclassified to conform to the current year presentation.

**	Commencement of operations.
***

Net Assets - End of period includes undistributed (dividends in excess of) net investment income of $589,288 for AllianzGI Emerging Markets Consumer, $(132,774) for AllianzGI Emerging Markets Debt, $333,605 for AllianzGI Emerging Markets Small-Cap, and $102,994 for AllianzGI Europe Equity Dividend as of September 30, 2017.

240	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Debt		AllianzGI Emerging Markets Small-Cap		AllianzGI Europe Equity Dividend

Year ended September 30, 2018	Year ended September 30, 2017	Year ended September 30, 2018	Year ended September 30, 2017	Year ended September 30, 2018	Year ended September 30, 2017

$1,500,090	$2,205,009	$161,077	$186,581	$323,937	$251,344
(1,749,974)	1,722,429	207,498	1,743,176	306,836	(33,022)
(904,802)	(1,398,893)	(542,769)	614,855	(708,613)	933,032
(1,154,686)	2,528,545	(174,194)	2,544,612	(77,840)	1,151,354

—	(7,943)	—	—	—	(24,388)
—	(5,583)	—	—	—	(1,227)
—	(725)	—	—	—	(1,844)
—	(2,628,852)	—	(364,501)	—	(222,697)

—	(139)	—	—	—	—
—	(114)	—	—	—	—
—	(12)	—	—	—	—
—	(36,925)	—	—	—	—

(7,074)	—	(15,332)	—	(29,526)	—
(3,645)	—	—	—	(1,767)	—
(651)	—	—	—	(5,371)	—
(1,642,180)	—	(758,248)	—	(307,662)	—
—	—	—	—	—	—
(1,653,550)	(2,680,293)	(773,580)	(364,501)	(344,326)	(250,156)

3,072,025	5,965,805	1,293,864	1,310,369	586,351	5,123,521
1,652,823	2,679,340	773,580	364,501	344,326	250,156
(19,981,883)	(15,528,516)	(2,409,769)	(5,834,176)	(3,881,147)	(2,285,342)
(15,257,035)	(6,883,371)	(342,325)	(4,159,306)	(2,950,470)	3,088,335
(18,065,271)	(7,035,119)	(1,290,099)	(1,979,195)	(3,372,636)	3,989,533

36,577,826	43,612,945	11,455,115	13,434,310	10,336,645	6,347,112
$18,512,555	$36,577,826	$10,165,016	$11,455,115	$6,964,009	$10,336,645

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	241

Statements of Changes in Net Assets (cont’d)

	AllianzGI Global Dynamic Allocation		AllianzGI Global High Yield

	Year ended September 30, 2018	Year ended September 30, 2017	Year ended September 30, 2018	Period from May 3, 2017** through September 30, 2017
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$4,569,718	$3,697,905	$996,750	$360,997
Net realized gain (loss)	6,860,198	9,548,039	9,692	(224,870)
Net change in unrealized appreciation/depreciation	(3,204,820)	18,097,162	(710,514)	459,540
Net increase in net assets resulting from investment operations	8,225,096	31,343,106	295,928	595,667
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	(2)	—	—
Class C	—	(2)	—	—
Class R	—	—	—	—
Class P	—	(58,830)	—	(51)
Institutional Class	—	(21,336)	—	(117,951)
Class R6	—	(887,497)	—	—
Administrative Class	—	—	—	—
Net realized capital gains:
Class A	—	—	—	—
Class C	—	—	—	—
Class P	—	—	—	—
Institutional Class	—	—	—	—
Total distributions paid:*
Class A	(109,050)	—	—	—
Class C	(66,066)	—	—	—
Class R	(6,210)	—	—	—
Class P	(642,005)	—	(482)	—
Institutional Class	(1,632,951)	—	(1,055,110)	—
Class R6	(12,155,278)	—	—	—
Administrative Class	(1,099)	—	—	—
Total dividends and distributions to shareholders	(14,612,659)	(967,667)	(1,055,592)	(118,002)
Fund Share Transactions:
Net proceeds from the sale of shares	27,831,298	248,412,748	703,903	1,029,723
Issued in reinvestment of dividends and distributions	14,610,041	967,667	1,055,592	118,002
Cost of shares redeemed	(93,627,613)	(53,095,861)	(456,580)	—
Net increase (decrease) from Fund share transactions	(51,186,274)	196,284,554	1,302,915	1,147,725
Total increase (decrease) in net assets	(57,573,837)	226,659,993	543,251	1,625,390
Net Assets:
Beginning of period	280,003,186	53,343,193	21,635,390	20,010,000
End of period***	$222,429,349	$280,003,186	$22,178,641	$21,635,390

—	May reflect actual amounts rounding to less than $1.
*

Distributions from net investment income and net realized capital gains are combined for the period ended September 30, 2018. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements. The dividends and distributions to shareholders for the year ended September 30, 2017 have not been reclassified to conform to the current year presentation.

**	Commencement of operations.
***

Net Assets - End of period includes undistributed (dividends in excess of) net investment income of $3,143,113 for AllianzGI Global Dynamic Allocation, $96,521 for AllianzGI Global High Yield, $260,165 for AllianzGI Global Sustainability, $3,485,468 for AllianzGI Global Water, and $(833,600) for AllianzGI High Yield Bond as of September 30, 2017.

242	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Global Sustainability		AllianzGI Global Water		AllianzGI High Yield Bond

Year ended September 30, 2018	Year ended September 30, 2017	Year ended September 30, 2018	Year ended September 30, 2017	Year ended September 30, 2018	Year ended September 30, 2017

$347,928	$278,971	$6,003,706	$3,968,672	$11,253,465	$18,226,931
1,371,578	664,724	10,534,709	16,185,686	3,058,117	1,718,603
1,985,887	2,748,428	3,117,286	28,457,574	(12,901,757)	5,111,712
3,705,393	3,692,123	19,655,701	48,611,932	1,409,825	25,057,246

—	(1,050)	—	(789,589)	—	(3,041,549)
—	—	—	(64)	—	(603,972)
—	—	—	—	—	(63,000)
—	(86)	—	(754,192)	—	(2,935,892)
—	(232,687)	—	(626,991)	—	(12,336,030)
—	—	—	—	—	—
—	—	—	—	—	(100,961)

—	(240)	—	(1,387,866)	—	—
—	—	—	(545,689)	—	—
—	(20)	—	(783,556)	—	—
—	(45,540)	—	(456,756)	—	—

(15,922)	—	(5,079,956)	—	(2,017,864)	—
—	—	(2,305,188)	—	(440,655)	—
—	—	—	—	(42,717)	—
(2,224)	—	(7,193,391)	—	(1,334,908)	—
(928,569)	—	(5,067,578)	—	(7,899,434)	—
—	—	—	—	—	—
—	—	—	—	(34,527)	—
(946,715)	(279,623)	(19,646,113)	(5,344,703)	(11,770,105)	(19,081,404)

13,840,851	6,773,635	179,152,410	277,825,094	49,525,342	170,359,810
946,715	279,623	15,686,646	4,160,836	10,926,652	18,212,460
(4,414,256)	(4,130,560)	(164,700,507)	(216,105,791)	(131,007,714)	(291,550,996)
10,373,310	2,922,698	30,138,549	65,880,139	(70,555,720)	(102,978,726)
13,131,988	6,335,198	30,148,137	109,147,368	(80,916,000)	(97,002,884)

27,081,337	20,746,139	633,042,226	523,894,858	263,738,852	360,741,736
$40,213,325	$27,081,337	$663,190,363	$633,042,226	$182,822,852	$263,738,852

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	243

Statements of Changes in Net Assets (cont’d)

	AllianzGI International Growth		AllianzGI International Small-Cap

	Year ended September 30, 2018	Year ended September 30, 2017	Year ended September 30, 2018	Year ended September 30, 2017
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$74,437	$136,923	$1,222,785	$713,604
Net realized gain (loss)	608,356	2,290,578	14,505,251	6,210,831
Net change in unrealized appreciation/depreciation	55,677	3,097,495	(5,755,753)	18,195,669
Net increase (decrease) in net assets resulting from investment operations	738,470	5,524,996	9,972,283	25,120,104
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	(1)	—	(80,265)
Class C	—	—	—	(18,676)
Class R	—	—	—	(1,374)
Class P	—	—	—	(403,029)
Institutional Class	—	(29,197)	—	(225,723)
Class R6	—	—	—	(147,555)
Net realized capital gains:
Class A	—	—	—	—
Class P	—	—	—	—
Institutional Class	—	—	—	—
Total distributions paid:*
Class A	(24,200)	—	(145,664)	—
Class C	—	—	(56,178)	—
Class R	—	—	(7,918)	—
Class P	—	—	(1,624,283)	—
Institutional Class	(2,304,442)	—	(1,826,435)	—
Class R6	—	—	(957,134)	—
Total dividends and distributions to shareholders	(2,328,642)	(29,198)	(4,617,612)	(876,622)
Fund Share Transactions:
Net proceeds from the sale of shares	10,731,231	381,263	92,571,678	62,753,688
Issued in reinvestment of dividends and distributions	2,328,642	29,198	4,554,911	846,217
Cost of shares redeemed	(1,514,104)	(15,688,736)	(108,498,248)	(38,748,657)
Net increase (decrease) from Fund share transactions	11,545,769	(15,278,275)	(11,371,659)	24,851,248
Total increase (decrease) in net assets	9,955,597	(9,782,477)	(6,016,988)	49,094,730
Net Assets:
Beginning of year	18,654,440	28,436,917	150,728,959	101,634,229
End of year**	$28,610,037	$18,654,440	$144,711,971	$150,728,959

—	May reflect actual amounts rounding to less than $1.
*

Distributions from net investment income and net realized capital gains are combined for the year ended September 30, 2018. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements. The dividends and distributions to shareholders for the year ended September 30, 2017 have not been reclassified to conform to the current year presentation.

**

Net Assets - End of year includes undistributed (dividends in excess of) net investment income of $100,639 for AllianzGI International Growth, $514,790 for AllianzGI International Small-Cap, $(320,339) for AllianzGI Micro Cap, $187,060 for AllianzGI NFJ Emerging Markets Value, and $45,940 for AllianzGI NFJ International Small-Cap Value as of September 30, 2017.

244	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Micro Cap		AllianzGI NFJ Emerging Markets Value		AllianzGI NFJ International Small-Cap Value

Year ended September 30, 2018	Year ended September 30, 2017	Year ended September 30, 2018	Year ended September 30, 2017	Year ended September 30, 2018	Year ended September 30, 2017

$(377,633)	$(413,520)	$2,965,028	$833,737	$73,400	$82,270
4,944,670	4,445,191	(8,514,775)	2,010,346	293,906	190,218
(1,574,344)	1,839,617	(9,334,145)	3,462,798	(456,253)	274,913
2,992,693	5,871,288	(14,883,892)	6,306,881	(88,947)	547,401

—	—	—	(140,853)	—	(52,747)
—	—	—	(3,055)	—	(47,236)
—	—	—	—	—	—
—	—	—	(401,473)	—	(4,723)
—	—	—	(373,904)	—	(86,365)
—	—	—	—	—	(123,590)

—	(308,525)	—	—	—	—
—	(116,680)	—	—	—	—
—	(2,920,919)	—	—	—	—

(154,402)	—	(522,767)	—	(27,432)	—
—	—	(13,580)	—	(1)	—
—	—	—	—	—	—
(79,191)	—	(301,427)	—	(1,130)	—
(1,524,827)	—	(2,287,173)	—	(48,804)	—
—	—	—	—	(16,040)	—
(1,758,420)	(3,346,124)	(3,124,947)	(919,285)	(93,407)	(314,661)

5,896,483	6,704,989	211,942,922	79,864,675	995,577	1,304,594
1,752,466	3,336,639	3,119,842	919,174	92,630	313,688
(12,755,413)	(15,428,523)	(124,690,909)	(29,037,849)	(1,925,226)	(9,209,506)
(5,106,464)	(5,386,895)	90,371,855	51,746,000	(837,019)	(7,591,224)
(3,872,191)	(2,861,731)	72,363,016	57,133,596	(1,019,373)	(7,358,484)

32,583,099	35,444,830	65,896,336	8,762,740	4,591,657	11,950,141
$28,710,908	$32,583,099	$138,259,352	$65,896,336	$3,572,284	$4,591,657

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	245

Statements of Changes in Net Assets† (cont’d)

	AllianzGI PerformanceFee Managed Futures Strategy†	AllianzGI PerformanceFee Structured US Equity

	Period from December 18, 2017** through September 30, 2018	Period from December 18, 2017** through September 30, 2018
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$206,988	$532,910
Net realized gain (loss)	(966,316)	761,590
Net change in unrealized appreciation/depreciation	172,818	4,307,911
Net increase (decrease) in net assets resulting from investment operations	(586,510)	5,602,411
Dividends and Distributions to Shareholders from:
Total distributions paid:*
Class P	—	—
Institutional Class	—	—
Class R6	—	—
Total dividends and distributions to shareholders	—	—
Fund Share Transactions:
Net proceeds from the sale of shares	16,781,222	53,233,218
Issued in reinvestment of dividends and distributions	—	—
Cost of shares redeemed	(465,671)	(760,421)
Net increase from Fund share transactions	16,315,551	52,472,797
Total increase (decrease) in net assets	15,729,041	58,075,208
Net Assets:
Beginning of period	50,000	25,000,000
End of period	$15,779,041	$83,075,208

—	May reflect actual amounts rounding to less than $1.
†

Consolidated Statement of Changes in Net Assets for the AllianzGI PerformanceFee Managed Futures Strategy Fund. These financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., a wholly-owned subsidiary of the AllianzGI PerformanceFee Managed Futures Strategy Fund. See Note 14.

*

Distributions from net investment income and net realized capital gains are combined for the period ended September 30, 2018. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements.

**	Commencement of operations.

246	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI PerformanceFee Structured US Fixed Income	AllianzGI Preferred Securities and Income	AllianzGI Real Estate Debt

Period from December 18, 2017** through September 30, 2018	Period from May 30, 2018** through September 30, 2018	Period from December 27, 2017** through September 30, 2018

$393,827	$167,356	$180,468
255,042	12,962	147,549
(841,727)	(3,132)	(161,257)
(192,858)	177,186	166,760

—	(134)	(152)
—	(5,686)	(205,805)
—	(137,009)	—
—	(142,829)	(205,957)

357,976	1,537,850	5,669,291
—	142,829	205,957
(186,725)	—	(598,878)
171,251	1,680,679	5,276,370
(21,607)	1,715,036	5,237,173

25,000,000	10,000,000	10,010,000
$24,978,393	$11,715,036	$15,247,173

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	247

Statements of Changes in Net Assets (cont’d)

	AllianzGI Short Duration High Income		AllianzGI Short Term Bond

	Year ended September 30, 2018	Year ended September 30, 2017	Period from August 23, 2018** through September 30, 2018
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$51,670,213	$64,867,227	$14,085
Net realized gain (loss)	178,296	2,643,778	21
Net change in unrealized appreciation/depreciation	(13,765,267)	2,238,404	(5,653)
Net increase in net assets resulting from investment operations	38,083,242	69,749,409	8,453
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	(10,760,253)	—
Class C	—	(6,804,346)	—
Class P	—	(36,952,063)	—
Institutional Class	—	(23,289,155)	—
Class R6	—	(2,094,252)	—
Net realized capital gains:
Class A	—	—	—
Class C	—	—	—
Class P	—	—	—
Institutional Class	—	—	—
Class R6	—	—	—
Total distributions paid:*
Class A	(8,845,482)	—	—
Class C	(6,148,766)	—	—
Class P	(20,419,332)	—	—
Institutional Class	(21,850,773)	—	—
Class R6	(2,650,472)	—	—
Total dividends and distributions to shareholders	(59,914,825)	(79,900,069)	—
Fund Share Transactions:
Net proceeds from the sale of shares	522,786,809	1,246,095,121	176,000
Issued in reinvestment of dividends and distributions	51,809,934	70,636,506	—
Cost of shares redeemed	(1,090,598,869)	(963,151,673)	—
Net increase (decrease) from Fund share transactions	(516,002,126)	353,579,954	176,000
Total increase (decrease) in net assets	(537,833,709)	343,429,294	184,453
Net Assets:
Beginning of period	1,676,947,953	1,333,518,659	5,000,000
End of period***	$1,139,114,244	$1,676,947,953	$5,184,453

—	May reflect actual amounts rounding to less than $1.
*

Distributions from net investment income and net realized capital gains are combined for the period ended September 30, 2018. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements. The dividends and distributions to shareholders for the year ended September 30, 2017 have not been reclassified to conform to the current year presentation.

**	Commencement of operations.
***

Net Assets - End of period includes undistributed (dividends in excess of) net investment income of $(7,613,432) for AllianzGI Short Duration High Income, $3,003,084 for AllianzGI Structured Return, $31,566 for AllianzGI U.S. Equity Hedged, and $(549,213) for AllianzGI Ultra Micro Cap as of September 30, 2017.

248	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Structured Return		AllianzGI U.S. Equity Hedged		AllianzGI Ultra Micro Cap

Year ended September 30, 2018	Year ended September 30, 2017	Year ended September 30, 2018	Year ended September 30, 2017	Year ended September 30, 2018	Year ended September 30, 2017

$5,166,648	$3,156,737	$17,574	$31,993	$(564,585)	$(730,174)
14,927,128	13,597,189	(57,843)	82,203	7,166,035	8,438,404
1,069,691	4,469,662	256,083	339,772	(2,102,750)	(1,019,739)
21,163,467	21,223,588	215,814	453,968	4,498,700	6,688,491

—	(451,149)	—	(8,563)	—	—
—	(9)	—	(2,502)	—	—
—	(255,992)	—	(428)	—	—
—	(445,419)	—	(46,862)	—	—
—	(430,190)	—	—	—	—

—	(2,431,302)	—	—	—	(1,391,792)
—	(318,922)	—	—	—	—
—	(667,014)	—	—	—	(447,225)
—	(2,447,379)	—	—	—	(1,792,480)
—	(836,738)	—	—	—	—

(5,460,806)	—	(8,868)	—	(2,712,561)	—
(575,064)	—	(3,555)	—	—	—
(6,165,655)	—	(409)	—	(922,434)	—
(9,651,460)	—	(19,371)	—	(4,891,933)	—
(1,367,964)	—	—	—	—	—
(23,220,949)	(8,284,114)	(32,203)	(58,355)	(8,526,928)	(3,631,497)

362,870,652	403,391,041	973,926	390,793	7,815,425	6,945,592
23,050,743	8,240,525	32,203	58,355	8,438,235	3,563,191
(237,900,848)	(172,783,052)	(845,660)	(3,912,329)	(16,440,023)	(23,708,498)
148,020,547	238,848,514	160,469	(3,463,181)	(186,363)	(13,199,715)
145,963,065	251,787,988	344,080	(3,067,568)	(4,214,591)	(10,142,721)

528,121,267	276,333,279	2,584,068	5,651,636	38,016,651	48,159,372
$674,084,332	$528,121,267	$2,928,148	$2,584,068	$33,802,060	$38,016,651

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	249

Financial Highlights

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2020:
Class A
9/30/2018	$20.42	$0.38	$0.15	$0.53	$(0.65)	$—
9/30/2017	19.20	0.20	1.48	1.68	(0.46)	—
9/30/2016	18.09	0.46	1.23	1.69	(0.58)	—
12/1/2014 - 9/30/2015#	19.72	0.46	(1.45)	(0.99)	(0.56)	(0.08)
11/30/2014	19.32	0.41	0.37	0.78	(0.38)	—
11/30/2013	19.15	0.49	0.21	0.70	(0.48)	(0.05)
Class C
9/30/2018	$20.27	$0.16	$0.21	$0.37	$(0.48)	$—
9/30/2017	19.10	0.05	1.50	1.55	(0.38)	—
9/30/2016	18.02	0.31	1.22	1.53	(0.45)	—
12/1/2014 - 9/30/2015#	19.60	0.36	(1.47)	(1.11)	(0.39)	(0.08)
11/30/2014	19.16	0.27	0.35	0.62	(0.18)	—
11/30/2013	18.78	0.31	0.26	0.57	(0.14)	(0.05)
Class R
9/30/2018	$20.09	$0.26	$0.19	$0.45	$(0.57)	$—
9/30/2017	19.21	0.32	0.94	1.26	(0.38)	—
9/30/2016	18.10	0.40	1.22	1.62	(0.51)	—
12/1/2014 - 9/30/2015#	19.70	0.39	(1.43)	(1.04)	(0.48)	(0.08)
11/30/2014	19.27	0.35	0.36	0.71	(0.28)	—
11/30/2013	19.14	0.43	0.21	0.64	(0.46)	(0.05)
Class P
9/30/2018	$20.62	$0.39	$0.20	$0.59	$(0.70)	$—
9/30/2017	19.41	0.28	1.48	1.76	(0.55)	—
9/30/2016	18.34	0.52	1.24	1.76	(0.69)	—
12/1/2014 - 9/30/2015#	19.98	0.46	(1.42)	(0.96)	(0.60)	(0.08)
11/30/2014	19.53	0.47	0.38	0.85	(0.40)	—
11/30/2013	19.30	0.47	0.30	0.77	(0.49)	(0.05)
Class R6
9/30/2018	$20.66	$0.41	$0.20	$0.61	$(0.72)	$—
9/30/2017	19.43	0.26	1.53	1.79	(0.56)	—
9/30/2016	18.37	0.54	1.23	1.77	(0.71)	—
12/1/2014 - 9/30/2015#	20.01	0.51	(1.45)	(0.94)	(0.62)	(0.08)
11/30/2014	19.57	0.51	0.35	0.86	(0.42)	—
11/30/2013	19.32	0.58	0.21	0.79	(0.49)	(0.05)
Administrative Class
9/30/2018	$20.56	$0.33	$0.21	$0.54	$(0.66)	$—
9/30/2017	19.28	0.24	1.47	1.71	(0.43)	—
9/30/2016	18.22	0.51	1.18	1.69	(0.63)	—
12/1/2014 - 9/30/2015#	19.84	0.87	(1.86)	(0.99)	(0.55)	(0.08)
11/30/2014	19.42	0.43	0.36	0.79	(0.37)	—
11/30/2013	19.25	0.24	0.47	0.71	(0.49)	(0.05)

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

250	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.65)	$20.30	2.56%	$4,002	0.36%		0.60%		1.84%		24%
(0.46)	20.42	9.02	13,645	0.36		0.60		1.04		143
(0.58)	19.20	9.57	12,715	0.48		0.60		2.51		106
(0.64)	18.09	(5.13)	30,401	0.47	(d)(e)	0.62	(d)(e)	2.93	(d)(e)	144
(0.38)	19.72	4.11	34,624	0.42		0.60		2.08		89
(0.53)	19.32	3.75	9,102	0.40		0.60		2.60		86

$(0.48)	$20.16	1.79%	$423	1.11%		1.35%		0.79%		24%
(0.38)	20.27	8.31	454	1.11		1.35		0.28		143
(0.45)	19.10	8.68	408	1.23		1.35		1.71		106
(0.47)	18.02	(5.72)	327	1.22	(d)(e)	1.37	(d)(e)	2.28	(d)(e)	144
(0.18)	19.60	3.29	468	1.17		1.35		1.39		89
(0.19)	19.16	3.02	438	1.15		1.35		1.64		86

$(0.57)	$19.97	2.21%	$86	0.71%		0.85%		1.29%		24%
(0.38)	20.09	6.70	43	0.71		0.86		1.71		143
(0.51)	19.21	9.12	649	0.83		0.85		2.18		106
(0.56)	18.10	(5.39)	1,043	0.82	(d)(e)	0.87	(d)(e)	2.49	(d)(e)	144
(0.28)	19.70	3.72	1,008	0.77		0.85		1.81		89
(0.51)	19.27	3.40	1,022	0.75		0.85		2.26		86

$(0.70)	$20.51	2.87%	$12,932	0.06%		0.20%		1.92%		24%
(0.55)	20.62	9.37	20,137	0.06		0.20		1.42		143
(0.69)	19.41	9.88	25,879	0.18		0.20		2.82		106
(0.68)	18.34	(4.89)	21,193	0.17	(d)(e)	0.22	(d)(e)	2.91	(d)(e)	144
(0.40)	19.98	4.43	12,665	0.12		0.20		2.38		89
(0.54)	19.53	4.06	7,643	0.10		0.20		2.44		86

$(0.72)	$20.55	2.95%	$16,796	—	%(f)	0.10%		2.00%		24%
(0.56)	20.66	9.54	17,943	—	(f)	0.10		1.31		143
(0.71)	19.43	9.94	13,274	0.08		0.10		2.93		106
(0.70)	18.37	(4.82)	11,847	0.07	(d)(e)	0.12	(d)(e)	3.22	(d)(e)	144
(0.42)	20.01	4.48	5,574	0.02		0.10		2.59		89
(0.54)	19.57	4.19	7,457	—		0.12		3.00		86

$(0.66)	$20.44	2.61%	$521	0.31%		0.45%		1.61%		24%
(0.43)	20.56	9.10	665	0.31		0.45		1.22		143
(0.63)	19.28	9.55	377	0.43		0.45		2.76		106
(0.63)	18.22	(5.09)	1,747	0.41	(d)(e)	0.46	(d)(e)	5.41	(d)(e)	144
(0.37)	19.84	4.15	7,974	0.37		0.45		2.19		89
(0.54)	19.42	3.79	7,210	0.35		0.45		1.27		86

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	251

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2025:
Class A
9/30/2018	$18.54	$0.27	$0.52	$0.79	$(0.61)	$(0.22)
9/30/2017	16.95	0.10	1.81	1.91	(0.31)	(0.01)
9/30/2016	15.89	0.40	1.16	1.56	(0.50)	—
12/1/2014 - 9/30/2015#	17.30	0.41	(1.31)	(0.90)	(0.50)	(0.01)
11/30/2014	16.92	0.37	0.33	0.70	(0.32)	—
11/30/2013	16.63	0.41	0.32	0.73	(0.40)	(0.04)
Class R
9/30/2018	$18.35	$0.18	$0.54	$0.72	$(0.49)	$(0.22)
9/30/2017	16.89	0.14	1.69	1.83	(0.36)	(0.01)
9/30/2016	15.83	0.34	1.16	1.50	(0.44)	—
12/1/2014 - 9/30/2015#	17.21	0.34	(1.29)	(0.95)	(0.42)	(0.01)
11/30/2014	16.84	0.32	0.32	0.64	(0.27)	—
11/30/2013	16.57	0.48	0.19	0.67	(0.36)	(0.04)
Class P
9/30/2018	$18.54	$0.34	$0.52	$0.86	$(0.67)	$(0.22)
9/30/2017	17.05	0.16	1.80	1.96	(0.46)	(0.01)
9/30/2016	16.01	0.44	1.19	1.63	(0.59)	—
12/1/2014 - 9/30/2015#	17.43	0.38	(1.24)	(0.86)	(0.55)	(0.01)
11/30/2014	17.02	0.40	0.35	0.75	(0.34)	—
11/30/2013	16.67	0.48	0.31	0.79	(0.40)	(0.04)
Class R6
9/30/2018	$18.57	$0.35	$0.52	$0.87	$(0.67)	$(0.22)
9/30/2017	17.07	0.15	1.83	1.98	(0.47)	(0.01)
9/30/2016	16.03	0.45	1.19	1.64	(0.60)	—
12/1/2014 - 9/30/2015#	17.45	0.45	(1.30)	(0.85)	(0.56)	(0.01)
11/30/2014	17.04	0.44	0.33	0.77	(0.36)	—
11/30/2013	16.68	0.50	0.30	0.80	(0.40)	(0.04)
Administrative Class
9/30/2018	$18.55	$0.28	$0.52	$0.80	$(0.56)	$(0.22)
9/30/2017	17.00	0.11	1.81	1.92	(0.36)	(0.01)
9/30/2016	15.96	0.41	1.17	1.58	(0.54)	—
12/1/2014 - 9/30/2015#	17.37	1.16	(2.06)	(0.90)	(0.50)	(0.01)
11/30/2014	16.98	0.38	0.33	0.71	(0.32)	—
11/30/2013	16.62	0.20	0.55	0.75	(0.35)	(0.04)

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

252	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.83)	$18.50	4.30%	$6,444	0.32%		0.60%		1.48%		19%
(0.32)	18.54	11.55	7,843	0.32		0.60		0.56		129
(0.50)	16.95	10.02	6,663	0.48		0.60		2.48		115
(0.51)	15.89	(5.28)	26,916	0.45	(d)(e)	0.62	(d)(e)	2.98	(d)(e)	147
(0.32)	17.30	4.22	31,358	0.41		0.60		2.16		93
(0.44)	16.92	4.54	13,058	0.40		0.60		2.48		76

$(0.71)	$18.36	3.94%	$237	0.67%		0.85%		1.01%		19%
(0.37)	18.35	11.11	219	0.67		0.86		0.79		129
(0.44)	16.89	9.67	835	0.83		0.85		2.08		115
(0.43)	15.83	(5.59)	1,066	0.80	(d)(e)	0.87	(d)(e)	2.43	(d)(e)	147
(0.27)	17.21	3.83	1,004	0.76		0.85		1.89		93
(0.40)	16.84	4.16	753	0.75		0.85		2.88		76

$(0.89)	$18.51	4.65%	$22,387	0.02%		0.20%		1.85%		19%
(0.47)	18.54	11.85	36,000	0.02		0.20		0.92		129
(0.59)	17.05	10.43	34,729	0.18		0.20		2.70		115
(0.56)	16.01	(5.04)	29,233	0.15	(d)(e)	0.22	(d)(e)	2.71	(d)(e)	147
(0.34)	17.43	4.49	13,866	0.11		0.20		2.32		93
(0.44)	17.02	4.84	4,336	0.10		0.20		2.88		76

$(0.89)	$18.55	4.73%	$21,599	—	%(f)	0.10%		1.89%		19%
(0.48)	18.57	11.97	20,971	—	(f)	0.10		0.87		129
(0.60)	17.07	10.55	12,439	0.08		0.10		2.78		115
(0.57)	16.03	(4.97)	10,047	0.05	(d)(e)	0.12	(d)(e)	3.25	(d)(e)	147
(0.36)	17.45	4.60	6,745	0.01		0.10		2.54		93
(0.44)	17.04	4.93	5,058	—		0.12		3.02		76

$(0.78)	$18.57	4.34%	$192	0.27%		0.45%		1.48%		19%
(0.37)	18.55	11.57	740	0.27		0.45		0.61		129
(0.54)	17.00	10.12	585	0.43		0.45		2.56		115
(0.51)	15.96	(5.26)	1,165	0.39	(d)(e)	0.46	(d)(e)	8.16	(d)(e)	147
(0.32)	17.37	4.26	12,135	0.36		0.45		2.23		93
(0.39)	16.98	4.60	10,606	0.35		0.45		1.23		76

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	253

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2030:
Class A
9/30/2018	$22.48	$0.35	$0.85	$1.20	$(0.89)	$(0.32)
9/30/2017	20.14	0.07	2.70	2.77	(0.35)	(0.08)
9/30/2016	18.84	0.44	1.39	1.83	(0.53)	—
12/1/2014 - 9/30/2015#	21.05	0.50	(1.75)	(1.25)	(0.69)	(0.27)
11/30/2014	20.66	0.48	0.38	0.86	(0.47)	—
11/30/2013	19.80	0.52	0.92	1.44	(0.54)	(0.04)
Class C
9/30/2018	$22.17	$0.15	$0.87	$1.02	$(0.72)	$(0.32)
9/30/2017	19.96	(0.09)	2.66	2.57	(0.28)	(0.08)
9/30/2016	18.70	0.27	1.41	1.68	(0.42)	—
12/1/2014 - 9/30/2015#	20.83	0.36	(1.72)	(1.36)	(0.50)	(0.27)
11/30/2014	20.42	0.33	0.36	0.69	(0.28)	—
11/30/2013	19.53	0.35	0.93	1.28	(0.35)	(0.04)
Class R
9/30/2018	$22.35	$0.30	$0.81	$1.11	$(0.73)	$(0.32)
9/30/2017	20.11	0.15	2.54	2.69	(0.37)	(0.08)
9/30/2016	18.89	0.36	1.40	1.76	(0.54)	—
12/1/2014 - 9/30/2015#	21.07	0.42	(1.72)	(1.30)	(0.61)	(0.27)
11/30/2014	20.65	0.41	0.37	0.78	(0.36)	—
11/30/2013	19.85	0.46	0.91	1.37	(0.53)	(0.04)
Class P
9/30/2018	$22.72	$0.43	$0.85	$1.28	$(0.95)	$(0.32)
9/30/2017	20.43	0.15	2.71	2.86	(0.49)	(0.08)
9/30/2016	19.14	0.48	1.44	1.92	(0.63)	—
12/1/2014 - 9/30/2015#	21.37	0.47	(1.69)	(1.22)	(0.74)	(0.27)
11/30/2014	20.93	0.51	0.43	0.94	(0.50)	—
11/30/2013	20.02	0.51	1.00	1.51	(0.56)	(0.04)
Class R6
9/30/2018	$22.78	$0.44	$0.87	$1.31	$(0.96)	$(0.32)
9/30/2017	20.48	0.15	2.73	2.88	(0.50)	(0.08)
9/30/2016	19.19	0.50	1.44	1.94	(0.65)	—
12/1/2014 - 9/30/2015#	21.42	0.54	(1.74)	(1.20)	(0.76)	(0.27)
11/30/2014	20.98	0.59	0.36	0.95	(0.51)	—
11/30/2013	20.04	0.62	0.92	1.54	(0.56)	(0.04)
Administrative Class
9/30/2018	$22.66	$0.33	$0.90	$1.23	$(0.81)	$(0.32)
9/30/2017	20.34	0.09	2.72	2.81	(0.41)	(0.08)
9/30/2016	19.06	0.45	1.41	1.86	(0.58)	—
12/1/2014 - 9/30/2015#	21.28	1.21	(2.47)	(1.26)	(0.69)	(0.27)
11/30/2014	20.87	0.50	0.38	0.88	(0.47)	—
11/30/2013	19.96	0.26	1.21	1.47	(0.52)	(0.04)

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

254	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Portfolio Turnover Rate

$(1.21)	$22.47	5.40%	$6,521	0.32%		0.60%		1.58%		16%
(0.43)	22.48	14.04	9,633	0.33		0.60		0.32		125
(0.53)	20.14	9.91	7,473	0.47		0.60		2.26		105
(0.96)	18.84	(6.16)	22,695	0.42	(d)(e)	0.62	(d)(e)	3.01	(d)(e)	147
(0.47)	21.05	4.26	25,487	0.39		0.60		2.28		93
(0.58)	20.66	7.48	10,080	0.35		0.60		2.58		79

$(1.04)	$22.15	4.64%	$865	1.07%		1.35%		0.69%		16%
(0.36)	22.17	13.11	790	1.08		1.35		(0.42)		125
(0.42)	19.96	9.11	696	1.22		1.35		1.44		105
(0.77)	18.70	(6.72)	608	1.17	(d)(e)	1.37	(d)(e)	2.19	(d)(e)	147
(0.28)	20.83	3.43	680	1.14		1.35		1.59		93
(0.39)	20.42	6.63	736	1.10		1.35		1.77		79

$(1.05)	$22.41	5.03%	$295	0.67%		0.85%		1.36%		16%
(0.45)	22.35	13.64	500	0.68		0.86		0.73		125
(0.54)	20.11	9.48	2,295	0.82		0.85		1.87		105
(0.88)	18.89	(6.38)	1,445	0.77	(d)(e)	0.87	(d)(e)	2.49	(d)(e)	147
(0.36)	21.07	3.85	1,420	0.74		0.85		1.94		93
(0.57)	20.65	7.09	1,199	0.70		0.85		2.28		79

$(1.27)	$22.73	5.72%	$27,035	0.02%		0.20%		1.88%		16%
(0.57)	22.72	14.34	36,184	0.03		0.20		0.70		125
(0.63)	20.43	10.25	33,628	0.17		0.20		2.49		105
(1.01)	19.14	(5.91)	28,597	0.12	(d)(e)	0.22	(d)(e)	2.80	(d)(e)	147
(0.50)	21.37	4.58	17,741	0.09		0.20		2.42		93
(0.60)	20.93	7.77	7,748	0.05		0.20		2.54		79

$(1.28)	$22.81	5.83%	$25,140	—	%(f)	0.10%		1.92%		16%
(0.58)	22.78	14.44	24,904	—	(f)	0.10		0.69		125
(0.65)	20.48	10.34	16,758	0.07		0.10		2.54		105
(1.03)	19.19	(5.81)	12,883	0.02	(d)(e)	0.12	(d)(e)	3.19	(d)(e)	147
(0.51)	21.42	4.63	8,752	—	(f)	0.10		2.79		93
(0.60)	20.98	7.87	10,854	—	(f)	0.12		3.05		79

$(1.13)	$22.76	5.48%	$486	0.27%		0.45%		1.44%		16%
(0.49)	22.66	14.09	1,392	0.28		0.45		0.44		125
(0.58)	20.34	9.96	1,250	0.42		0.45		2.33		105
(0.96)	19.06	(6.11)	1,817	0.36	(d)(e)	0.46	(d)(e)	7.07	(d)(e)	147
(0.47)	21.28	4.29	9,586	0.34		0.45		2.37		93
(0.56)	20.87	7.55	8,939	0.30		0.45		1.29		79

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	255

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2035:
Class A
9/30/2018	$20.05	$0.36	$0.88	$1.24	$(0.94)	$(0.25)
9/30/2017	17.69	0.12	2.67	2.79	(0.34)	(0.09)
9/30/2016	16.52	0.28	1.32	1.60	(0.43)	—
12/1/2014 - 9/30/2015#	18.49	0.43	(1.58)	(1.15)	(0.61)	(0.21)
11/30/2014	18.09	0.41	0.39	0.80	(0.40)	—
11/30/2013	16.94	0.43	1.20	1.63	(0.42)	(0.06)
Class R
9/30/2018	$19.92	$0.28	$0.88	$1.16	$(0.84)	$(0.25)
9/30/2017	17.62	0.17	2.55	2.72	(0.33)	(0.09)
9/30/2016	16.48	0.22	1.31	1.53	(0.39)	—
12/1/2014 - 9/30/2015#	18.43	0.30	(1.50)	(1.20)	(0.54)	(0.21)
11/30/2014	18.00	0.35	0.38	0.73	(0.30)	—
11/30/2013	16.89	0.41	1.15	1.56	(0.39)	(0.06)
Class P
9/30/2018	$20.16	$0.45	$0.86	$1.31	$(1.00)	$(0.25)
9/30/2017	17.82	0.17	2.70	2.87	(0.44)	(0.09)
9/30/2016	16.67	0.33	1.33	1.66	(0.51)	—
12/1/2014 - 9/30/2015#	18.65	0.38	(1.50)	(1.12)	(0.65)	(0.21)
11/30/2014	18.20	0.43	0.43	0.86	(0.41)	—
11/30/2013	16.99	0.49	1.20	1.69	(0.42)	(0.06)
Class R6
9/30/2018	$20.20	$0.44	$0.89	$1.33	$(1.02)	$(0.25)
9/30/2017	17.86	0.16	2.73	2.89	(0.46)	(0.09)
9/30/2016	16.70	0.33	1.35	1.68	(0.52)	—
12/1/2014 - 9/30/2015#	18.68	0.48	(1.58)	(1.10)	(0.67)	(0.21)
11/30/2014	18.23	0.49	0.38	0.87	(0.42)	—
11/30/2013	17.00	0.54	1.17	1.71	(0.42)	(0.06)
Administrative Class
9/30/2018	$20.11	$0.26	$0.98	$1.24	$(0.83)	$(0.25)
9/30/2017	17.77	0.11	2.70	2.81	(0.38)	(0.09)
9/30/2016	16.60	0.29	1.33	1.62	(0.45)	—
12/1/2014 - 9/30/2015#	18.58	1.63	(2.79)	(1.16)	(0.61)	(0.21)
11/30/2014	18.15	0.43	0.39	0.82	(0.39)	—
11/30/2013	16.94	0.22	1.43	1.65	(0.38)	(0.06)

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

256	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.19)	$20.10	6.27%	$6,258	0.39%		0.60%		1.81%		19%
(0.43)	20.05	16.14	8,683	0.40		0.60		0.66		122
(0.43)	17.69	9.83	9,173	0.50		0.60		1.66		97
(0.82)	16.52	(6.46)	19,205	0.41	(d)(e)	0.61	(d)(e)	2.93	(d)(e)	138
(0.40)	18.49	4.49	20,351	0.39		0.60		2.27		90
(0.48)	18.09	9.83	6,939	0.35		0.60		2.48		67

$(1.09)	$19.99	5.92%	$614	0.74%		0.85%		1.44%		19%
(0.42)	19.92	15.74	672	0.75		0.86		0.92		122
(0.39)	17.62	9.45	1,575	0.85		0.85		1.30		97
(0.75)	16.48	(6.76)	1,600	0.76	(d)(e)	0.87	(d)(e)	2.07	(d)(e)	138
(0.30)	18.43	4.14	1,089	0.74		0.85		1.93		90
(0.45)	18.00	9.46	961	0.70		0.85		2.38		67

$(1.25)	$20.22	6.59%	$20,108	0.09%		0.20%		2.24%		19%
(0.53)	20.16	16.52	32,371	0.10		0.20		0.93		122
(0.51)	17.82	10.13	29,994	0.20		0.20		1.96		97
(0.86)	16.67	(6.23)	26,729	0.11	(d)(e)	0.21	(d)(e)	2.58	(d)(e)	138
(0.41)	18.65	4.84	14,105	0.09		0.20		2.32		90
(0.48)	18.20	10.19	5,333	0.05		0.20		2.83		67

$(1.27)	$20.26	6.68%	$17,113	—	%(f)	0.10%		2.21%		19%
(0.55)	20.20	16.61	15,879	—	(f)	0.10		0.86		122
(0.52)	17.86	10.29	9,265	0.10		0.10		1.94		97
(0.88)	16.70	(6.15)	6,172	—	(d)(e)	0.12	(d)(e)	3.22	(d)(e)	138
(0.42)	18.68	4.89	6,587	—	(f)	0.10		2.66		90
(0.48)	18.23	10.24	5,850	—	(f)	0.12		3.10		67

$(1.08)	$20.27	6.28%	$361	0.34%		0.45%		1.31%		19%
(0.47)	20.11	16.22	884	0.35		0.45		0.57		122
(0.45)	17.77	9.93	639	0.45		0.45		1.74		97
(0.82)	16.60	(6.50)	719	0.35	(d)(e)	0.46	(d)(e)	10.75	(d)(e)	138
(0.39)	18.58	4.60	11,550	0.34		0.45		2.33		90
(0.44)	18.15	9.95	10,427	0.30		0.45		1.29		67

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	257

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2040:
Class A
9/30/2018	$23.24	$0.49	$1.06	$1.55	$(1.23)	$(0.21)
9/30/2017	20.51	0.12	3.35	3.47	(0.37)	(0.37)
9/30/2016	19.04	0.27	1.61	1.88	(0.38)	(0.03)
12/1/2014 - 9/30/2015#	21.91	0.49	(1.94)	(1.45)	(0.83)	(0.59)
11/30/2014	21.45	0.48	0.50	0.98	(0.51)	(0.01)
11/30/2013	19.71	0.49	1.82	2.31	(0.53)	(0.04)
Class C
9/30/2018	$22.97	$0.33	$1.03	$1.36	$(1.06)	$(0.21)
9/30/2017	20.36	0.01	3.26	3.27	(0.29)	(0.37)
9/30/2016	18.94	0.19	1.54	1.73	(0.28)	(0.03)
12/1/2014 - 9/30/2015#	21.68	0.38	(1.94)	(1.56)	(0.59)	(0.59)
11/30/2014	21.21	0.33	0.48	0.81	(0.33)	(0.01)
11/30/2013	19.53	0.34	1.80	2.14	(0.42)	(0.04)
Class R
9/30/2018	$22.94	$0.50	$0.95	$1.45	$(1.04)	$(0.21)
9/30/2017	20.37	0.33	3.01	3.34	(0.40)	(0.37)
9/30/2016	18.97	0.18	1.63	1.81	(0.38)	(0.03)
12/1/2014 - 9/30/2015#	21.80	0.42	(1.91)	(1.49)	(0.75)	(0.59)
11/30/2014	21.31	0.41	0.49	0.90	(0.40)	(0.01)
11/30/2013	19.63	0.44	1.80	2.24	(0.52)	(0.04)
Class P
9/30/2018	$23.36	$0.58	$1.05	$1.63	$(1.29)	$(0.21)
9/30/2017	20.70	0.23	3.32	3.55	(0.52)	(0.37)
9/30/2016	19.26	0.32	1.65	1.97	(0.50)	(0.03)
12/1/2014 - 9/30/2015#	22.15	0.46	(1.87)	(1.41)	(0.89)	(0.59)
11/30/2014	21.63	0.50	0.56	1.06	(0.53)	(0.01)
11/30/2013	19.82	0.49	1.90	2.39	(0.54)	(0.04)
Class R6
9/30/2018	$23.42	$0.55	$1.10	$1.65	$(1.31)	$(0.21)
9/30/2017	20.75	0.21	3.37	3.58	(0.54)	(0.37)
9/30/2016	19.30	0.33	1.66	1.99	(0.51)	(0.03)
12/1/2014 - 9/30/2015#	22.19	0.53	(1.92)	(1.39)	(0.91)	(0.59)
11/30/2014	21.66	0.61	0.47	1.08	(0.54)	(0.01)
11/30/2013	19.83	0.60	1.81	2.41	(0.54)	(0.04)
Administrative Class
9/30/2018	$23.24	$0.42	$1.14	$1.56	$(1.24)	$(0.21)
9/30/2017	20.57	0.16	3.32	3.48	(0.44)	(0.37)
9/30/2016	19.14	0.31	1.60	1.91	(0.45)	(0.03)
12/1/2014 - 9/30/2015#	22.02	1.71	(3.16)	(1.45)	(0.84)	(0.59)
11/30/2014	21.53	0.50	0.49	0.99	(0.49)	(0.01)
11/30/2013	19.75	0.26	2.07	2.33	(0.51)	(0.04)

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

258	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.44)	$23.35	6.78%	$3,797	0.44%		0.60%		2.10%		18%
(0.74)	23.24	17.46	6,480	0.46		0.60		0.57		103
(0.41)	20.51	9.99	4,106	0.51		0.60		1.36		101
(1.42)	19.04	(6.99)	13,551	0.37	(d)(e)	0.60	(d)(e)	2.87	(d)(e)	143
(0.52)	21.91	4.65	16,631	0.38		0.60		2.22		84
(0.57)	21.45	12.11	5,513	0.35		0.60		2.40		61

$(1.27)	$23.06	6.00%	$110	1.19%		1.35%		1.42%		18%
(0.66)	22.97	16.53	139	1.21		1.36		0.03		103
(0.31)	20.36	9.20	126	1.26		1.35		0.99		101
(1.18)	18.94	(7.54)	202	1.12	(d)(e)	1.35	(d)(e)	2.22	(d)(e)	143
(0.34)	21.68	3.90	269	1.13		1.35		1.51		84
(0.46)	21.21	11.20	317	1.10		1.35		1.66		61

$(1.25)	$23.14	6.42%	$237	0.79%		0.85%		2.16%		18%
(0.77)	22.94	16.98	416	0.81		0.86		1.55		103
(0.41)	20.37	9.64	1,648	0.86		0.86		0.94		101
(1.34)	18.97	(7.22)	1,272	0.72	(d)(e)	0.85	(d)(e)	2.48	(d)(e)	143
(0.41)	21.80	4.31	1,343	0.73		0.85		1.88		84
(0.56)	21.31	11.70	1,167	0.70		0.85		2.15		61

$(1.50)	$23.49	7.11%	$17,742	0.14%		0.20%		2.47%		18%
(0.89)	23.36	17.83	24,077	0.16		0.21		1.06		103
(0.53)	20.70	10.36	20,628	0.21		0.21		1.61		101
(1.48)	19.26	(6.76)	16,997	0.07	(d)(e)	0.20	(d)(e)	2.67	(d)(e)	143
(0.54)	22.15	4.99	11,734	0.08		0.20		2.27		84
(0.58)	21.63	12.42	4,704	0.05		0.20		2.37		61

$(1.52)	$23.55	7.20%	$24,458	0.04%		0.10%		2.37%		18%
(0.91)	23.42	17.95	23,705	0.06		0.10		0.98		103
(0.54)	20.75	10.47	15,812	0.11		0.11		1.65		101
(1.50)	19.30	(6.67)	12,053	—	(d)(e)(f)	0.10	(d)(e)	3.09	(d)(e)	143
(0.55)	22.19	5.09	8,071	—	(f)	0.10		2.78		84
(0.58)	21.66	12.51	9,939	—	(f)	0.12		2.93		61

$(1.45)	$23.35	6.82%	$515	0.39%		0.45%		1.84%		18%
(0.81)	23.24	17.52	425	0.41		0.45		0.73		103
(0.48)	20.57	10.09	374	0.46		0.46		1.58		101
(1.43)	19.14	(7.00)	488	0.32	(d)(e)	0.45	(d)(e)	9.63	(d)(e)	143
(0.50)	22.02	4.72	5,278	0.33		0.45		2.31		84
(0.55)	21.53	12.13	5,054	0.30		0.45		1.27		61

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	259

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2045:
Class A
9/30/2018	$20.36	$0.44	$0.95	$1.39	$(1.12)	$(0.15)
9/30/2017	18.07	0.13	3.04	3.17	(0.34)	(0.54)
9/30/2016	16.71	0.20	1.54	1.74	(0.34)	(0.04)
12/1/2014 - 9/30/2015#	19.09	0.41	(1.75)	(1.34)	(0.70)	(0.34)
11/30/2014	18.67	0.41	0.49	0.90	(0.45)	(0.03)
11/30/2013	17.02	0.41	1.79	2.20	(0.46)	(0.09)
Class R
9/30/2018	$20.14	$0.40	$0.91	$1.31	$(1.02)	$(0.15)
9/30/2017	17.97	0.30	2.78	3.08	(0.37)	(0.54)
9/30/2016	16.65	0.13	1.55	1.68	(0.32)	(0.04)
12/1/2014 - 9/30/2015#	19.01	0.36	(1.74)	(1.38)	(0.64)	(0.34)
11/30/2014	18.57	0.34	0.49	0.83	(0.36)	(0.03)
11/30/2013	16.96	0.38	1.75	2.13	(0.43)	(0.09)
Class P
9/30/2018	$20.42	$0.51	$0.95	$1.46	$(1.18)	$(0.15)
9/30/2017	18.19	0.21	3.03	3.24	(0.47)	(0.54)
9/30/2016	16.84	0.26	1.56	1.82	(0.43)	(0.04)
12/1/2014 - 9/30/2015#	19.24	0.43	(1.74)	(1.31)	(0.75)	(0.34)
11/30/2014	18.77	0.40	0.57	0.97	(0.47)	(0.03)
11/30/2013	17.06	0.47	1.79	2.26	(0.46)	(0.09)
Class R6
9/30/2018	$20.48	$0.50	$0.99	$1.49	$(1.20)	$(0.15)
9/30/2017	18.25	0.19	3.07	3.26	(0.49)	(0.54)
9/30/2016	16.89	0.22	1.62	1.84	(0.44)	(0.04)
12/1/2014 - 9/30/2015#	19.28	0.65	(1.94)	(1.29)	(0.76)	(0.34)
11/30/2014	18.80	0.49	0.49	0.98	(0.47)	(0.03)
11/30/2013	17.07	0.52	1.76	2.28	(0.46)	(0.09)
Administrative Class
9/30/2018	$20.28	$0.42	$0.98	$1.40	$(1.12)	$(0.15)
9/30/2017	18.10	0.16	3.01	3.17	(0.45)	(0.54)
9/30/2016	16.76	0.22	1.55	1.77	(0.39)	(0.04)
12/1/2014 - 9/30/2015#	19.15	1.22	(2.56)	(1.34)	(0.71)	(0.34)
11/30/2014	18.71	0.42	0.49	0.91	(0.44)	(0.03)
11/30/2013	17.01	0.22	1.99	2.21	(0.42)	(0.09)

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

260	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.27)	$20.48	6.96%	$2,387	0.47%		0.60%		2.16%		22%
(0.88)	20.36	18.35	4,630	0.49		0.60		0.70		97
(0.38)	18.07	10.55	3,753	0.51		0.60		1.17		103
(1.04)	16.71	(7.35)	10,022	0.37	(d)(e)	0.61	(d)(e)	2.74	(d)(e)	149
(0.48)	19.09	4.89	10,080	0.37		0.60		2.17		69
(0.55)	18.67	13.33	4,313	0.33		0.60		2.31		51

$(1.17)	$20.28	6.61%	$151	0.82%		0.85%		1.98%		22%
(0.91)	20.14	17.94	193	0.84		0.86		1.64		97
(0.36)	17.97	10.20	625	0.86		0.86		0.78		103
(0.98)	16.65	(7.59)	464	0.72	(d)(e)	0.86	(d)(e)	2.38	(d)(e)	149
(0.39)	19.01	4.52	449	0.72		0.85		1.82		69
(0.52)	18.57	12.94	356	0.68		0.85		2.17		51

$(1.33)	$20.55	7.29%	$13,742	0.17%		0.20%		2.49%		22%
(1.01)	20.42	18.74	15,458	0.19		0.21		1.10		97
(0.47)	18.19	10.95	12,764	0.21		0.21		1.49		103
(1.09)	16.84	(7.15)	10,650	0.07	(d)(e)	0.21	(d)(e)	2.88	(d)(e)	149
(0.50)	19.24	5.26	8,793	0.07		0.20		2.10		69
(0.55)	18.77	13.68	2,286	0.03		0.20		2.63		51

$(1.35)	$20.62	7.42%	$14,205	0.07%		0.10%		2.44%		22%
(1.03)	20.48	18.82	12,770	0.09		0.10		1.01		97
(0.48)	18.25	11.06	7,919	0.11		0.11		1.25		103
(1.10)	16.89	(7.02)	3,563	—	(d)(e)(f)	0.10	(d)(e)	4.23	(d)(e)	149
(0.50)	19.28	5.33	5,477	—	(f)	0.10		2.55		69
(0.55)	18.80	13.80	4,587	—	(f)	0.12		2.91		51

$(1.27)	$20.41	7.02%	$615	0.42%		0.45%		2.05%		22%
(0.99)	20.28	18.40	666	0.44		0.45		0.85		97
(0.43)	18.10	10.67	359	0.46		0.46		1.27		103
(1.05)	16.76	(7.37)	346	0.32	(d)(e)	0.46	(d)(e)	7.95	(d)(e)	149
(0.47)	19.15	4.95	1,763	0.32		0.45		2.24		69
(0.51)	18.71	13.40	1,542	0.28		0.45		1.23		51

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	261

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2050:
Class A
9/30/2018	$22.66	$0.45	$1.12	$1.57	$(1.28)	$(0.20)
9/30/2017	20.10	0.09	3.46	3.55	(0.44)	(0.55)
9/30/2016	18.72	0.20	1.78	1.98	(0.23)	(0.37)
12/1/2014 - 9/30/2015#	21.87	0.44	(2.04)	(1.60)	(0.87)	(0.68)
11/30/2014	21.55	0.44	0.58	1.02	(0.57)	(0.13)
11/30/2013	19.48	0.42	2.32	2.74	(0.60)	(0.07)
Class C
9/30/2018	$22.25	$0.30	$1.08	$1.38	$(1.13)	$(0.20)
9/30/2017	19.80	0.01	3.33	3.34	(0.34)	(0.55)
9/30/2016	18.52	0.11	1.71	1.82	(0.17)	(0.37)
12/1/2014 - 9/30/2015#	21.62	0.31	(2.03)	(1.72)	(0.70)	(0.68)
11/30/2014	21.34	0.30	0.55	0.85	(0.44)	(0.13)
11/30/2013	19.25	0.30	2.27	2.57	(0.41)	(0.07)
Class R
9/30/2018	$22.46	$0.31	$1.17	$1.48	$(1.02)	$(0.20)
9/30/2017	19.99	0.44	3.00	3.44	(0.42)	(0.55)
9/30/2016	18.68	0.15	1.76	1.91	(0.23)	(0.37)
12/1/2014 - 9/30/2015#	21.80	0.37	(2.03)	(1.66)	(0.78)	(0.68)
11/30/2014	21.46	0.39	0.53	0.92	(0.45)	(0.13)
11/30/2013	19.47	0.37	2.29	2.66	(0.60)	(0.07)
Class P
9/30/2018	$22.86	$0.57	$1.09	$1.66	$(1.36)	$(0.20)
9/30/2017	20.31	0.25	3.39	3.64	(0.54)	(0.55)
9/30/2016	18.97	0.27	1.80	2.07	(0.36)	(0.37)
12/1/2014 - 9/30/2015#	22.14	0.47	(2.04)	(1.57)	(0.92)	(0.68)
11/30/2014	21.77	0.45	0.64	1.09	(0.59)	(0.13)
11/30/2013	19.64	0.48	2.35	2.83	(0.63)	(0.07)
Class R6
9/30/2018	$22.96	$0.57	$1.11	$1.68	$(1.38)	$(0.20)
9/30/2017	20.39	0.23	3.45	3.68	(0.56)	(0.55)
9/30/2016	19.03	0.30	1.79	2.09	(0.36)	(0.37)
12/1/2014 - 9/30/2015#	22.20	0.57	(2.13)	(1.56)	(0.93)	(0.68)
11/30/2014	21.80	0.57	0.55	1.12	(0.59)	(0.13)
11/30/2013	19.66	0.55	2.29	2.84	(0.63)	(0.07)
Administrative Class
9/30/2018	$22.74	$0.49	$1.09	$1.58	$(1.30)	$(0.20)
9/30/2017	20.20	0.18	3.40	3.58	(0.49)	(0.55)
9/30/2016	18.87	0.24	1.77	2.01	(0.31)	(0.37)
12/1/2014 - 9/30/2015#	22.03	0.80	(2.42)	(1.62)	(0.86)	(0.68)
11/30/2014	21.69	0.49	0.54	1.03	(0.56)	(0.13)
11/30/2013	19.58	0.22	2.55	2.77	(0.59)	(0.07)

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

262	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.48)	$22.75	7.07%	$2,717	0.49%		0.60%		1.98%		21%
(0.99)	22.66	18.45	3,713	0.50		0.60		0.41		94
(0.60)	20.10	10.74	1,633	0.50		0.60		1.03		89
(1.55)	18.72	(7.79)	4,863	0.34	(d)(e)	0.61	(d)(e)	2.62	(d)(e)	147
(0.70)	21.87	4.85	4,772	0.35		0.60		2.02		78
(0.67)	21.55	14.50	1,014	0.30		0.60		2.08		54

$(1.33)	$22.30	6.29%	$199	1.24%		1.35%		1.36%		21%
(0.89)	22.25	17.58	175	1.25		1.35		0.04		94
(0.54)	19.80	9.96	145	1.25		1.35		0.56		89
(1.38)	18.52	(8.40)	148	1.09	(d)(e)	1.36	(d)(e)	1.83	(d)(e)	147
(0.57)	21.62	4.08	138	1.10		1.35		1.38		78
(0.48)	21.34	13.64	119	1.05		1.35		1.48		54

$(1.22)	$22.72	6.70%	$128	0.84%		0.85%		1.40%		21%
(0.97)	22.46	17.99	95	0.85		0.85		2.13		94
(0.60)	19.99	10.41	740	0.85		0.85		0.80		89
(1.46)	18.68	(8.07)	608	0.69	(d)(e)	0.86	(d)(e)	2.20	(d)(e)	147
(0.58)	21.80	4.41	584	0.70		0.85		1.79		78
(0.67)	21.46	14.11	497	0.65		0.85		1.85		54

$(1.56)	$22.96	7.40%	$11,185	0.19%		0.20%		2.51%		21%
(1.09)	22.86	18.81	11,758	0.20		0.20		1.18		94
(0.73)	20.31	11.12	10,021	0.20		0.20		1.42		89
(1.60)	18.97	(7.55)	7,750	0.04	(d)(e)	0.21	(d)(e)	2.74	(d)(e)	147
(0.72)	22.14	5.13	5,234	0.05		0.20		2.06		78
(0.70)	21.77	14.90	1,397	—		0.20		2.34		54

$(1.58)	$23.06	7.47%	$17,875	0.09%		0.10%		2.49%		21%
(1.11)	22.96	18.96	16,063	0.10		0.10		1.07		94
(0.73)	20.39	11.23	10,525	0.10		0.10		1.54		89
(1.61)	19.03	(7.49)	8,110	—	(d)(e)(f)	0.10	(d)(e)	3.31	(d)(e)	147
(0.72)	22.20	5.27	9,227	—	(f)	0.10		2.58		78
(0.70)	21.80	14.94	8,935	—	(f)	0.12		2.68		54

$(1.50)	$22.82	7.11%	$879	0.44%		0.45%		2.16%		21%
(1.04)	22.74	18.54	813	0.45		0.45		0.86		94
(0.68)	20.20	10.87	646	0.45		0.45		1.23		89
(1.54)	18.87	(7.80)	605	0.29	(d)(e)	0.46	(d)(e)	4.66	(d)(e)	147
(0.69)	22.03	4.87	1,245	0.30		0.45		2.25		78
(0.66)	21.69	14.66	1,194	0.25		0.45		1.07		54

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	263

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2055:
Class A
9/30/2018	$19.52	$0.39	$0.99	$1.38	$(1.11)	$(0.11)
9/30/2017	17.17	0.09	2.95	3.04	(0.33)	(0.36)
9/30/2016	16.02	0.17	1.49	1.66	(0.28)	(0.23)
12/1/2014 - 9/30/2015#	18.70	0.33	(1.69)	(1.36)	(0.76)	(0.56)
11/30/2014	18.51	0.39	0.50	0.89	(0.49)	(0.21)
11/30/2013	17.02	0.26	2.11	2.37	(0.59)	(0.29)
Class R
9/30/2018	$19.37	$0.31	$1.00	$1.31	$(0.97)	$(0.11)
9/30/2017	17.07	0.29	2.67	2.96	(0.30)	(0.36)
9/30/2016	15.97	0.10	1.48	1.58	(0.25)	(0.23)
12/1/2014 - 9/30/2015#	18.63	0.26	(1.66)	(1.40)	(0.70)	(0.56)
11/30/2014	18.42	0.30	0.53	0.83	(0.41)	(0.21)
11/30/2013	16.97	0.30	2.00	2.30	(0.56)	(0.29)
Class P
9/30/2018	$19.68	$0.48	$0.98	$1.46	$(1.16)	$(0.11)
9/30/2017	17.32	0.17	2.94	3.11	(0.39)	(0.36)
9/30/2016	16.17	0.20	1.52	1.72	(0.34)	(0.23)
12/1/2014 - 9/30/2015#	18.85	0.35	(1.68)	(1.33)	(0.79)	(0.56)
11/30/2014	18.61	0.38	0.57	0.95	(0.50)	(0.21)
11/30/2013	17.08	0.34	2.09	2.43	(0.61)	(0.29)
Class R6
9/30/2018	$19.77	$0.46	$1.01	$1.47	$(1.17)	$(0.11)
9/30/2017	17.38	0.17	2.98	3.15	(0.40)	(0.36)
9/30/2016	16.22	0.26	1.48	1.74	(0.35)	(0.23)
12/1/2014 - 9/30/2015#	18.90	0.46	(1.78)	(1.32)	(0.80)	(0.56)
11/30/2014	18.64	0.47	0.50	0.97	(0.50)	(0.21)
11/30/2013	17.09	0.49	1.96	2.45	(0.61)	(0.29)
Administrative Class
9/30/2018	$19.56	$0.47	$0.92	$1.39	$(1.10)	$(0.11)
9/30/2017	17.21	0.14	2.92	3.06	(0.35)	(0.36)
9/30/2016	16.08	0.18	1.49	1.67	(0.31)	(0.23)
12/1/2014 - 9/30/2015#	18.76	0.62	(1.98)	(1.36)	(0.76)	(0.56)
11/30/2014	18.55	0.38	0.52	0.90	(0.48)	(0.21)
11/30/2013	17.03	0.22	2.16	2.38	(0.57)	(0.29)

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

264	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.22)	$19.68	7.19%	$1,697	0.49%		0.60%		2.01%		31%
(0.69)	19.52	18.34	2,063	0.50		0.60		0.48		76
(0.51)	17.17	10.52	1,036	0.51		0.60		1.02		92
(1.32)	16.02	(7.75)	1,399	0.34	(d)(e)	0.60	(d)(e)	2.26	(d)(e)	153
(0.70)	18.70	4.96	1,089	0.35		0.60		2.11		74
(0.88)	18.51	14.59	135	0.30		0.60		1.52		41

$(1.08)	$19.60	6.86%	$112	0.84%		0.85%		1.58%		31%
(0.66)	19.37	17.93	91	0.85		0.85		1.64		76
(0.48)	17.07	10.06	350	0.86		0.86		0.64		92
(1.26)	15.97	(7.98)	217	0.69	(d)(e)	0.85	(d)(e)	1.78	(d)(e)	153
(0.62)	18.63	4.61	144	0.70		0.85		1.61		74
(0.85)	18.42	14.22	72	0.65		0.85		1.75		41

$(1.27)	$19.87	7.57%	$5,865	0.19%		0.20%		2.45%		31%
(0.75)	19.68	18.69	5,934	0.20		0.20		0.95		76
(0.57)	17.32	10.84	3,457	0.21		0.21		1.21		92
(1.35)	16.17	(7.51)	1,762	0.04	(d)(e)	0.20	(d)(e)	2.42	(d)(e)	153
(0.71)	18.85	5.27	1,362	0.05		0.20		2.04		74
(0.90)	18.61	14.88	240	—		0.20		1.96		41

$(1.28)	$19.96	7.62%	$8,055	0.09%		0.10%		2.35%		31%
(0.76)	19.77	18.87	6,215	0.10		0.10		0.92		76
(0.58)	17.38	10.91	2,982	0.11		0.11		1.60		92
(1.36)	16.22	(7.45)	2,591	—	(d)(e)(f)	0.10	(d)(e)	3.09	(d)(e)	153
(0.71)	18.90	5.37	4,934	—	(f)	0.10		2.52		74
(0.90)	18.64	15.06	4,388	—	(f)	0.12		2.77		41

$(1.21)	$19.74	7.25%	$363	0.44%		0.45%		2.39%		31%
(0.71)	19.56	18.44	404	0.45		0.45		0.78		76
(0.54)	17.21	10.54	298	0.46		0.46		1.10		92
(1.32)	16.08	(7.75)	216	0.29	(d)(e)	0.45	(d)(e)	4.23	(d)(e)	153
(0.69)	18.76	5.00	357	0.30		0.45		2.06		74
(0.86)	18.55	14.67	221	0.25		0.45		1.22		41

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	265

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Distributions from Return of Capital
AllianzGI Multi Asset Income:
Class A
9/30/2018	$18.53	$0.73	$(0.71)	$0.02	$(0.85)	$(0.23)	$(0.12)
9/30/2017	18.31	0.94	0.22	1.16	(0.85)	(0.09)	—
9/30/2016	17.34	0.75	1.09	1.84	(0.80)	(0.07)	—
12/1/2014 - 9/30/2015#	19.35	0.48	(1.32)	(0.84)	(0.67)	(0.50)	—
11/30/2014	18.96	0.42	0.31	0.73	(0.34)	—	—
11/30/2013	19.20	0.50	0.03	0.53	(0.66)	(0.08)	(0.03)
Class C
9/30/2018	$18.53	$0.62	$(0.72)	$(0.10)	$(0.74)	$(0.23)	$(0.10)
9/30/2017	18.21	0.80	0.22	1.02	(0.61)	(0.09)	—
9/30/2016	17.16	0.66	1.04	1.70	(0.58)	(0.07)	—
12/1/2014 - 9/30/2015#	19.14	0.38	(1.33)	(0.95)	(0.53)	(0.50)	—
11/30/2014	18.76	0.27	0.31	0.58	(0.20)	—	—
11/30/2013	18.99	0.37	0.01	0.38	(0.50)	(0.08)	(0.03)
Class R
9/30/2018	$19.31	$0.71	$(0.74)	$(0.03)	$(0.80)	$(0.23)	$(0.11)
9/30/2017	18.97	0.84	0.30	1.14	(0.71)	(0.09)	—
9/30/2016	17.92	0.73	1.11	1.84	(0.72)	(0.07)	—
12/1/2014 - 9/30/2015#	19.95	0.44	(1.36)	(0.92)	(0.61)	(0.50)	—
11/30/2014	19.53	0.36	0.33	0.69	(0.27)	—	—
11/30/2013	19.74	0.46	0.01	0.47	(0.57)	(0.08)	(0.03)
Class P
9/30/2018	$18.71	$0.82	$(0.73)	$0.09	$(0.90)	$(0.23)	$(0.13)
9/30/2017	18.51	0.99	0.23	1.22	(0.93)	(0.09)	—
9/30/2016	17.58	0.83	1.09	1.92	(0.92)	(0.07)	—
12/1/2014 - 9/30/2015#	19.61	0.51	(1.31)	(0.80)	(0.73)	(0.50)	—
11/30/2014	19.20	0.47	0.34	0.81	(0.40)	—	—
11/30/2013	19.44	0.46	0.13	0.59	(0.72)	(0.08)	(0.03)
Institutional Class
2/1/2018* - 9/30/2018	$17.87	$0.42	$(0.64)	$(0.22)	$(0.44)	$—	$(0.13)
Class R6
9/30/2018	$18.26	$0.81	$(0.71)	$0.10	$(0.91)	$(0.23)	$(0.13)
9/30/2017	18.08	1.00	0.21	1.21	(0.94)	(0.09)	—
9/30/2016	17.21	0.82	1.07	1.89	(0.95)	(0.07)	—
12/1/2014 - 9/30/2015#	19.23	0.56	(1.33)	(0.77)	(0.75)	(0.50)	—
11/30/2014	18.83	0.49	0.33	0.82	(0.42)	—	—
11/30/2013	19.08	0.56	0.03	0.59	(0.73)	(0.08)	(0.03)
Administrative Class
9/30/2018	$18.82	$0.80	$(0.75)	$0.05	$(0.86)	$(0.23)	$(0.12)
9/30/2017	18.61	1.00	0.19	1.19	(0.89)	(0.09)	—
9/30/2016	17.60	0.75	0.94	1.69	(0.61)	(0.07)	—
12/1/2014 - 9/30/2015#	19.56	1.70	(2.55)	(0.85)	(0.61)	(0.50)	—
11/30/2014	19.15	0.43	0.33	0.76	(0.35)	—	—
11/30/2013	19.41	0.22	0.32	0.54	(0.69)	(0.08)	(0.03)

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

266	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.20)	$17.35	0.12%	$8,826	0.36%		0.61%		4.12%		172%
(0.94)	18.53	6.55	10,145	0.35		0.61		5.12		151
(0.87)	18.31	10.97	10,140	0.40		0.60		4.25		116
(1.17)	17.34	(4.53)	6,006	0.44	(d)(e)	0.62	(d)(e)	3.15	(d)(e)	179
(0.34)	19.35	3.88	6,324	0.40		0.60		2.18		101
(0.77)	18.96	2.78	4,326	0.39		0.60		2.64		81

$(1.07)	$17.36	(0.58)%	$2,210	1.11%		1.36%		3.51%		172%
(0.70)	18.53	5.78	3,435	1.10		1.36		4.37		151
(0.65)	18.21	10.16	3,361	1.15		1.35		3.75		116
(1.03)	17.16	(5.16)	2,988	1.19	(d)(e)	1.37	(d)(e)	2.49	(d)(e)	179
(0.20)	19.14	3.12	3,984	1.15		1.35		1.42		101
(0.61)	18.76	2.03	4,359	1.14		1.35		1.99		81

$(1.14)	$18.14	(0.20)%	$100	0.71%		0.86%		3.82%		172%
(0.80)	19.31	6.17	128	0.70		0.86		4.38		151
(0.79)	18.97	10.59	519	0.75		0.85		4.00		116
(1.11)	17.92	(4.83)	238	0.79	(d)(e)	0.87	(d)(e)	2.78	(d)(e)	179
(0.27)	19.95	3.55	215	0.75		0.85		1.80		101
(0.68)	19.53	2.46	152	0.74		0.85		2.36		81

$(1.26)	$17.54	0.46%	$9,526	0.06%		0.21%		4.56%		172%
(1.02)	18.71	6.86	14,507	0.05		0.21		5.37		151
(0.99)	18.51	11.32	17,120	0.10		0.20		4.63		116
(1.23)	17.58	(4.31)	5,450	0.14	(d)(e)	0.22	(d)(e)	3.31	(d)(e)	179
(0.40)	19.61	4.23	6,349	0.11		0.21		2.39		101
(0.83)	19.20	3.12	4,427	0.09	(f)	0.20		2.42		81

$(0.57)	$17.08	(1.16)%	$49	0.01	%(d)	0.15	%(d)	3.72%		172%

$(1.27)	$17.09	0.56%	$14,894	—	%(f)	0.11%		4.60%		172%
(1.03)	18.26	6.99	20,448	—	(f)	0.11		5.54		151
(1.02)	18.08	11.40	19,128	—		0.10		4.70		116
(1.25)	17.21	(4.23)	8,058	0.04	(d)(e)	0.12	(d)(e)	3.69	(d)(e)	179
(0.42)	19.23	4.36	9,496	—	(f)	0.10		2.56		101
(0.84)	18.83	3.23	9,487	—	(f)	0.12		2.96		81

$(1.21)	$17.66	0.25%	$524	0.31%		0.46%		4.36%		172%
(0.98)	18.82	6.62	1,550	0.30		0.46		5.38		151
(0.68)	18.61	9.87	822	0.35		0.45		4.13		116
(1.11)	17.60	(4.53)	24	0.37	(d)(e)	0.45	(d)(e)	10.47	(d)(e)	179
(0.35)	19.56	3.97	2,001	0.35		0.45		2.20		101
(0.80)	19.15	2.92	2,461	0.34		0.45		1.16		81

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	267

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Allocation:
Class A
9/30/2018	$12.34	$0.26	$0.07	$0.33	$(0.55)	$(0.65)
9/30/2017	11.23	0.20	1.11	1.31	(0.20)	—
9/30/2016	10.98	0.07	0.63	0.70	(0.05)	(0.40)
12/1/2014 - 9/30/2015#	12.18	0.25	(0.89)	(0.64)	(0.42)	(0.14)
11/30/2014	11.90	0.30	0.25	0.55	(0.27)	—
11/30/2013	11.07	0.31	0.95	1.26	(0.43)	—
Class C
9/30/2018	$12.47	$0.19	$0.06	$0.25	$(0.40)	$(0.65)
9/30/2017	11.32	0.13	1.12	1.25	(0.10)	—
9/30/2016	11.13	(0.01)	0.63	0.62	(0.03)	(0.40)
12/1/2014 - 9/30/2015#	12.33	0.18	(0.91)	(0.73)	(0.33)	(0.14)
11/30/2014	12.04	0.22	0.24	0.46	(0.17)	—
11/30/2013	11.19	0.23	0.96	1.19	(0.34)	—
Class R
9/30/2018	$12.22	$0.21	$0.10	$0.31	$(0.54)	$(0.65)
9/30/2017	11.15	0.18	1.11	1.29	(0.22)	—
9/30/2016	10.93	0.05	0.62	0.67	(0.05)	(0.40)
12/1/2014 - 9/30/2015#	12.13	0.22	(0.88)	(0.66)	(0.40)	(0.14)
11/30/2014	11.84	0.28	0.26	0.54	(0.25)	—
11/30/2013	11.02	0.28	0.95	1.23	(0.41)	—
Class P
9/30/2018	$12.28	$0.27	$0.09	$0.36	$(0.61)	$(0.65)
9/30/2017	11.24	0.24	1.11	1.35	(0.31)	—
9/30/2016	10.98	0.12	0.61	0.73	(0.07)	(0.40)
12/1/2014 - 9/30/2015#	12.19	0.25	(0.87)	(0.62)	(0.45)	(0.14)
11/30/2014	11.90	0.32	0.26	0.58	(0.29)	—
11/30/2013	11.07	0.32	0.96	1.28	(0.45)	—
Institutional Class
9/30/2018	$12.15	$0.28	$0.08	$0.36	$(0.41)	$(0.65)
9/30/2017	11.11	0.26	1.05	1.31	(0.27)	—
9/30/2016	10.86	0.10	0.61	0.71	(0.06)	(0.40)
12/1/2014 - 9/30/2015#	12.07	0.25	(0.87)	(0.62)	(0.45)	(0.14)
11/30/2014	11.78	0.32	0.27	0.59	(0.30)	—
11/30/2013	10.97	0.32	0.95	1.27	(0.46)	—
Class R6
9/30/2018	$12.13	$0.29	$0.07	$0.36	$(0.61)	$(0.65)
9/30/2017	11.10	0.23	1.11	1.34	(0.31)	—
9/30/2016	10.85	0.05	0.67	0.72	(0.07)	(0.40)
9/8/2015* - 9/30/2015#	11.01	0.01	(0.13)	(0.12)	(0.04)	—
Administrative Class
9/30/2018	$12.64	$0.28	$0.07	$0.35	$(0.57)	$(0.65)
9/30/2017	11.52	0.22	1.15	1.37	(0.25)	—
9/30/2016	11.25	0.08	0.64	0.72	(0.05)	(0.40)
12/1/2014 - 9/30/2015#	12.47	0.23	(0.89)	(0.66)	(0.42)	(0.14)
11/30/2014	12.17	0.30	0.27	0.57	(0.27)	—
11/30/2013	11.30	0.43	0.85	1.28	(0.41)	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

268	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Portfolio Turnover Rate

$(1.20)	$11.47	2.62%	$40,974	0.59%		1.12%		2.24%		17%
(0.20)	12.34	11.88	47,170	0.60		1.12		1.73		15
(0.45)	11.23	6.55	84,852	0.60		1.13		0.68		57
(0.56)	10.98	(5.45)	88,132	0.55	(d)(e)	1.30	(d)(e)	2.52	(d)(e)	113
(0.27)	12.18	4.62	65,499	0.40		1.34		2.48		48
(0.43)	11.90	11.79	69,565	0.41		1.36		2.68		45

$(1.05)	$11.67	1.90%	$26,220	1.33%		1.86%		1.56%		17%
(0.10)	12.47	11.09	34,670	1.35		1.87		1.12		15
(0.43)	11.32	5.72	46,387	1.38		1.90		(0.06)		57
(0.47)	11.13	(6.07)	51,322	1.29	(d)(e)	2.04	(d)(e)	1.78	(d)(e)	113
(0.17)	12.33	3.88	62,275	1.13		2.08		1.78		48
(0.34)	12.04	10.81	68,756	1.14		2.10		1.98		45

$(1.19)	$11.34	2.43%	$35	0.80%		1.32%		1.85%		17%
(0.22)	12.22	11.78	24	0.78		1.31		1.55		15
(0.45)	11.15	6.25	17	0.81		1.33		0.45		57
(0.54)	10.93	(5.61)	16	0.72	(d)(e)	1.50	(d)(e)	2.23	(d)(e)	113
(0.25)	12.13	4.57	17	0.56		1.53		2.32		48
(0.41)	11.84	11.44	17	0.59		1.54		2.42		45

$(1.26)	$11.38	2.92%	$4,292	0.35%		0.88%		2.30%		17%
(0.31)	12.28	12.31	3,563	0.32		0.85		2.05		15
(0.47)	11.24	6.78	1,901	0.30		0.83		1.10		57
(0.59)	10.98	(5.30)	2,069	0.33	(d)(e)	1.06	(d)(e)	2.52	(d)(e)	113
(0.29)	12.19	4.96	2,139	0.16		1.12		2.68		48
(0.45)	11.90	11.92	1,960	0.19		1.13		2.81		45

$(1.06)	$11.45	2.92%	$6,652	0.33%		0.86%		2.43%		17%
(0.27)	12.15	12.08	6,871	0.40		0.95		2.35		15
(0.46)	11.11	6.72	68,709	0.40		0.92		0.89		57
(0.59)	10.86	(5.34)	74,024	0.32	(d)(e)	1.07	(d)(e)	2.58	(d)(e)	113
(0.30)	12.07	5.01	74,957	0.16		1.11		2.69		48
(0.46)	11.78	11.90	68,675	0.16		1.11		2.81		45

$(1.26)	$11.23	2.95%	$252,313	0.28%		0.81%		2.48%		17%
(0.31)	12.13	12.40	264,255	0.28		0.80		1.99		15
(0.47)	11.10	6.81	291,767	0.30		0.83		0.48		57
(0.04)	10.85	(1.14)	91,912	0.30	(d)(e)	1.31	(d)(e)	2.07	(d)(e)	113

$(1.22)	$11.77	2.68%	$22	0.53%		1.06%		2.28%		17%
(0.25)	12.64	12.07	26	0.53		1.06		1.86		15
(0.45)	11.52	6.58	32	0.56		1.08		0.67		57
(0.56)	11.25	(5.50)	27	0.57	(d)(e)	1.23	(d)(e)	2.35	(d)(e)	113
(0.27)	12.47	4.68	33	0.41		1.27		2.45		48
(0.41)	12.17	11.59	24	0.41		1.48		3.73		45

(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	269

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Best Styles Global Equity:
Class A
9/30/2018	$18.83	$0.30	$0.68	$0.98	$(0.62)	$(1.89)
9/30/2017	15.62	0.19	3.12	3.31	—	(0.10)
9/30/2016	14.60	0.28	0.89	1.17	(0.15)	—
12/1/2014 - 9/30/2015#	16.57	0.52	(1.65)	(1.13)	(0.43)	(0.41)
9/2/2014* - 11/30/2014	16.51	0.05	0.01	0.06	—	—
Class C
9/30/2018	$18.51	$0.16	$0.68	$0.84	$(0.56)	$(1.89)
9/30/2017	15.61	0.27	2.91	3.18	(0.18)	(0.10)
4/26/2016* - 9/30/2016	15.29	0.11	0.21	0.32	—	—
Class P
9/30/2018	$18.82	$0.32	$0.69	$1.01	$(0.63)	$(1.89)
9/30/2017	15.79	0.36	3.01	3.37	(0.24)	(0.10)
9/30/2016	14.68	0.32	0.89	1.21	(0.10)	—
12/22/2014* - 9/30/2015#	15.68	0.27	(1.27)	(1.00)	—	—
Institutional Class
9/30/2018	$18.68	$0.35	$0.67	$1.02	$(0.66)	$(1.89)
9/30/2017	15.68	0.36	3.01	3.37	(0.27)	(0.10)
9/30/2016	14.63	0.37	0.84	1.21	(0.16)	—
12/1/2014 - 9/30/2015#	16.58	0.28	(1.38)	(1.10)	(0.44)	(0.41)
9/2/2014* - 11/30/2014	16.51	0.06	0.01	0.07	—	—
Class R6
9/30/2018	$18.79	$0.35	$0.67	$1.02	$(0.64)	$(1.89)
9/30/2017	15.78	0.37	3.02	3.39	(0.28)	(0.10)
9/30/2016	14.70	0.37	0.86	1.23	(0.15)	—
12/1/2014 - 9/30/2015#	16.58	0.31	(1.40)	(1.09)	(0.38)	(0.41)
12/2/2013* - 11/30/2014	15.00	0.38	1.20	1.58	—	—
AllianzGI Best Styles International Equity:
Class A
9/30/2018	$15.71	$0.41	$(0.43)	$(0.02)	$(0.72)	$—
9/30/2017	14.21	0.38	2.44	2.82	(1.32)	—
4/26/2016* - 9/30/2016	14.20	0.23	(0.22)	0.01	—	—
Class C
9/30/2018	$15.58	$0.26	$(0.39)	$(0.13)	$(0.65)	$—
9/30/2017	14.16	0.27	2.44	2.71	(1.29)	—
4/26/2016* - 9/30/2016	14.20	0.17	(0.21)	(0.04)	—	—
Class P
9/30/2018	$15.74	$0.42	$(0.42)	$—	$(0.73)	$—
9/30/2017	14.21	0.35	2.50	2.85	(1.32)	—
9/30/2016	13.83	0.40	0.23	0.63	(0.12)	(0.13)
12/9/2014* - 9/30/2015#	15.00	0.37	(1.53)	(1.16)	(0.01)	—
Institutional Class
9/30/2018	$15.76	$0.47	$(0.45)	$0.02	$(0.72)	$—
9/30/2017	14.22	0.38	2.49	2.87	(1.33)	—
9/30/2016	13.84	0.48	0.16	0.64	(0.13)	(0.13)
12/9/2014* - 9/30/2015#	15.00	0.38	(1.53)	(1.15)	(0.01)	—
Class R6
9/30/2018	$15.74	$0.44	$(0.42)	$0.02	$(0.67)	$—
9/30/2017	14.20	0.36	2.51	2.87	(1.33)	—
9/30/2016	13.85	0.45	0.21	0.66	(0.18)	(0.13)
12/9/2014* - 9/30/2015#	15.00	0.40	(1.54)	(1.14)	(0.01)	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

270	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(2.51)	$17.30	5.33%	$1,255	0.70	%(c)	0.75	%(c)	1.71	%(c)	87%
(0.10)	18.83	21.29	1,317	0.74	(c)	1.07	(c)	1.15	(c)	81 (d)
(0.15)	15.62	8.09	36,257	0.75		0.79		1.88		70
(0.84)	14.60	(7.13)	32,383	0.75	(e)(f)	1.22	(e)(f)	4.64	(e)(f)	35
—	16.57	0.36	10	0.75	(e)	2.53	(e)	1.31	(e)	76

$(2.45)	$16.90	4.57%	$41	1.40	%(c)	1.49	%(c)	0.89	%(c)	87%
(0.28)	18.51	20.68	102	1.40	(c)	1.44	(c)	1.62	(c)	81 (d)
—	15.61	2.09	10	1.49	(e)	1.49	(e)	1.68	(e)	70

$(2.52)	$17.31	5.52%	$1,868	0.50	%(c)	0.52	%(c)	1.83	%(c)	87%
(0.34)	18.82	21.72	2,835	0.53	(c)	0.56	(c)	2.09	(c)	81 (d)
(0.10)	15.79	8.28	2,851	0.60		0.62		2.13		70
—	14.68	(6.35)	4,069	0.61	(e)(f)	0.69	(e)(f)	2.20	(e)(f)	35

$(2.55)	$17.15	5.63%	$2,386	0.40	%(c)	0.49	%(c)	2.01	%(c)	87%
(0.37)	18.68	21.88	2,323	0.42	(c)	0.54	(c)	2.15	(c)	81 (d)
(0.16)	15.68	8.31	2,390	0.50		0.51		2.44		70
(0.85)	14.63	(6.92)	366	0.51	(e)(f)	0.68	(e)(f)	2.17	(e)(f)	35
—	16.58	0.42	10	0.50	(e)	2.27	(e)	1.56	(e)	76

$(2.53)	$17.28	5.61%	$519,259	0.40	%(c)	0.42	%(c)	2.02	%(c)	87%
(0.38)	18.79	21.92	594,634	0.40	(c)	0.43	(c)	2.20	(c)	81 (d)
(0.15)	15.78	8.41	560,066	0.40		0.49		2.42		70
(0.79)	14.70	(6.83)	250,203	0.40	(e)(f)	0.70	(e)(f)	2.39	(e)(f)	35
—	16.58	10.53	33,422	0.40	(e)	1.80	(e)	2.40	(e)	76

$(0.72)	$14.97	(0.28)%	$504	0.70	%(c)	1.71	%(c)	2.67	%(c)	55%
(1.32)	15.71	21.83	506	0.70	(c)	1.99	(c)	2.54	(c)	70
—	14.21	0.07	12	0.80	(e)	1.24	(e)	3.88	(e)	103

$(0.65)	$14.80	(0.97)%	$103	1.45	%(c)	2.55	%(c)	1.70	%(c)	55%
(1.29)	15.58	21.06	146	1.46	(c)	2.69	(c)	1.84	(c)	70
—	14.16	(0.28)	15	1.55	(e)	2.02	(e)	2.79	(e)	103

$(0.73)	$15.01	(0.14)%	$113	0.55	%(c)	1.56	%(c)	2.68	%(c)	55%
(1.32)	15.74	22.11	119	0.56	(c)	1.73	(c)	2.32	(c)	70
(0.25)	14.21	4.57	10	0.65		0.97		2.87		103
(0.01)	13.83	(7.74)	9	0.65	(e)(f)	2.06	(e)(f)	2.99	(e)(f)	29

$(0.72)	$15.06	(0.01)%	$866	0.45	%(c)	1.34	%(c)	3.11	%(c)	55%
(1.33)	15.76	22.20	90	0.48	(c)	1.66	(c)	2.62	(c)	70
(0.26)	14.22	4.66	36	0.55		1.01		3.49		103
(0.01)	13.84	(7.66)	9	0.55	(e)(f)	2.06	(e)(f)	3.09	(e)(f)	29

$(0.67)	$15.09	(0.03)%	$24,214	0.45	%(c)	1.46	%(c)	2.80	%(c)	55%
(1.33)	15.74	22.25	25,643	0.45	(c)	1.50	(c)	2.50	(c)	70
(0.31)	14.20	4.74	71,088	0.45		0.99		3.25		103
(0.01)	13.85	(7.59)	56,210	0.45	(e)(f)	1.62	(e)(f)	3.31	(e)(f)	29

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.
(e)	Annualized, unless otherwise noted.
(f)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	271

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Best Styles U.S. Equity:
Class A
9/30/2018	$18.42	$0.23	$2.81	$3.04	$(0.13)	$(0.84)
9/30/2017	15.47	0.25	2.93	3.18	(0.23)	—
4/26/2016* - 9/30/2016	14.91	0.11	0.45	0.56	—	—
Class C
9/30/2018	$18.24	$0.11	$2.74	$2.85	$(0.27)	$(0.84)
9/30/2017	15.42	0.12	2.92	3.04	(0.22)	—
4/26/2016* - 9/30/2016	14.91	0.06	0.45	0.51	—	—
Class P
9/30/2018	$18.45	$0.28	$2.77	$3.05	$(0.37)	$(0.84)
9/30/2017	15.46	0.28	2.94	3.22	(0.23)	—
9/30/2016	14.19	0.24	1.30	1.54	(0.22)	(0.05)
12/1/2014* - 9/30/2015#	15.00	0.18	(0.97)	(0.79)	(0.02)	—
Institutional Class
9/30/2018	$18.48	$0.28	$2.78	$3.06	$(0.34)	$(0.84)
9/30/2017	15.49	0.28	2.94	3.22	(0.23)	—
9/30/2016	14.20	0.25	1.32	1.57	(0.23)	(0.05)
12/1/2014* - 9/30/2015#	15.00	0.18	(0.96)	(0.78)	(0.02)	—
Class R6
9/30/2018	$18.56	$0.31	$2.78	$3.09	$(0.35)	$(0.84)
9/30/2017	15.53	0.30	2.97	3.27	(0.24)	—
9/30/2016	14.21	0.27	1.31	1.58	(0.21)	(0.05)
12/1/2014* - 9/30/2015#	15.00	0.20	(0.97)	(0.77)	(0.02)	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

272	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.97)	$20.49	16.96%	$353	0.65%		0.76%		1.17%		80%
(0.23)	18.42	20.80	46	0.68		1.02		1.49		55	(c)
—	15.47	3.76	47	0.75	(d)	0.93	(d)	1.75	(d)	64

$(1.11)	$19.98	16.14%	$26	1.40%		1.53%		0.58%		80%
(0.22)	18.24	19.92	20	1.42		1.56		0.74		55	(c)
—	15.42	3.42	10	1.50	(d)	1.61	(d)	0.88	(d)	64

$(1.21)	$20.29	17.12%	$672	0.50%		0.56%		1.43%		80%
(0.23)	18.45	21.07	476	0.51		0.57		1.62		55	(c)
(0.27)	15.46	10.95	54	0.60		0.71		1.63		64
(0.02)	14.19	(5.27)	25	0.60	(d)(e)	1.32	(d)(e)	1.40	(d)(e)	51

$(1.18)	$20.36	17.17%	$138	0.50%		0.51%		1.45%		80%
(0.23)	18.48	21.04	121	0.50		0.66		1.64		55	(c)
(0.28)	15.49	11.20	86	0.50		0.75		1.72		64
(0.02)	14.20	(5.20)	1,771	0.50	(d)(e)	1.45	(d)(e)	1.51	(d)(e)	51

$(1.19)	$20.46	17.25%	$98,758	0.40%		0.50%		1.59%		80%
(0.24)	18.56	21.26	113,074	0.40		0.56		1.78		55	(c)
(0.26)	15.53	11.23	100,878	0.40		0.62		1.80		64
(0.02)	14.21	(5.12)	86,456	0.40	(d)(e)	0.74	(d)(e)	1.63	(d)(e)	51

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	273

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Convertible:
Class A
9/30/2018	$34.27	$0.32	$4.58	$4.90	$(1.30)	$(5.09)
9/30/2017	31.02	0.38	3.64	4.02	(0.77)	—
9/30/2016	32.13	0.64	1.29	1.93	(0.53)	(2.51)
12/1/2014 - 9/30/2015#	36.54	0.31	(1.88)	(1.57)	(0.55)	(2.29)
11/30/2014	34.91	0.39	2.81	3.20	(0.73)	(0.84)
11/30/2013	28.27	0.54	6.59	7.13	(0.49)	—
Class C
9/30/2018	$34.36	$0.08	$4.59	$4.67	$(0.99)	$(5.09)
9/30/2017	31.19	0.17	3.65	3.82	(0.65)	—
9/30/2016	32.20	0.42	1.30	1.72	(0.22)	(2.51)
12/1/2014 - 9/30/2015#	36.55	0.10	(1.88)	(1.78)	(0.28)	(2.29)
11/30/2014	34.93	0.13	2.80	2.93	(0.47)	(0.84)
11/30/2013	28.30	0.30	6.60	6.90	(0.27)	—
Class R
9/30/2018	$34.19	$0.27	$4.70	$4.97	$(0.15)	$(5.09)
9/30/2017	30.97	0.26	3.64	3.90	(0.68)	—
9/30/2016	32.08	0.52	1.27	1.79	(0.39)	(2.51)
12/1/2014 - 9/30/2015#	36.45	0.20	(1.87)	(1.67)	(0.41)	(2.29)
11/30/2014	34.87	0.26	2.81	3.07	(0.65)	(0.84)
11/30/2013	28.20	0.34	6.61	6.95	(0.28)	—
Class P
9/30/2018	$33.95	$0.38	$4.50	$4.88	$(1.62)	$(5.09)
9/30/2017	30.84	0.48	3.61	4.09	(0.98)	—
9/30/2016	32.07	0.72	1.27	1.99	(0.71)	(2.51)
12/1/2014 - 9/30/2015#	36.47	0.39	(1.87)	(1.48)	(0.63)	(2.29)
11/30/2014	34.84	0.47	2.80	3.27	(0.80)	(0.84)
11/30/2013	28.20	0.63	6.55	7.18	(0.54)	—
Institutional Class
9/30/2018	$33.89	$0.40	$4.52	$4.92	$(1.31)	$(5.09)
9/30/2017	30.76	0.49	3.61	4.10	(0.97)	—
9/30/2016	32.02	0.74	1.26	2.00	(0.75)	(2.51)
12/1/2014 - 9/30/2015#	36.42	0.40	(1.86)	(1.46)	(0.65)	(2.29)
11/30/2014	34.80	0.50	2.79	3.29	(0.83)	(0.84)
11/30/2013	28.16	0.61	6.59	7.20	(0.56)	—
Administrative Class
9/30/2018	$34.08	$0.33	$4.54	$4.87	$(1.40)	$(5.09)
9/30/2017	30.96	0.42	3.62	4.04	(0.92)	—
9/30/2016	32.14	0.66	1.29	1.95	(0.62)	(2.51)
12/1/2014 - 9/30/2015#	36.54	0.33	(1.88)	(1.55)	(0.56)	(2.29)
11/30/2014	34.84	0.43	2.79	3.22	(0.68)	(0.84)
11/30/2013	28.20	0.53	6.59	7.12	(0.48)	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

274	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(6.39)	$32.78		16.83%	$61,385	0.96%		1.02%		133%
(0.77)	34.27		13.14	76,586	1.02		1.19		124	(c)
(3.04)	31.02		6.42	259,711	0.99		2.12		101
(2.84)	32.13		(4.56)	465,080	0.98	(d)(e)	1.08	(d)(e)	73
(1.57)	36.54	(f)	9.47 (f)	483,863	0.97		1.09		94
(0.49)	34.91		25.49	319,778	0.96		1.67		81

$(6.08)	$32.95		15.90%	$53,461	1.73%		0.24%		133%
(0.65)	34.36		12.41	48,905	1.69		0.51		124	(c)
(2.73)	31.19		5.65	67,423	1.71		1.40		101
(2.57)	32.20		(5.11)	101,326	1.71	(d)(e)	0.34	(d)(e)	73
(1.31)	36.55	(f)	8.66 (f)	127,201	1.70		0.36		94
(0.27)	34.93		24.55	113,799	1.70		0.94		81

$(5.24)	$33.92		16.59%	$98	1.17%		0.81%		133%
(0.68)	34.19		12.79	114	1.42		0.82		124	(c)
(2.90)	30.97		5.95	1,145	1.43		1.73		101
(2.70)	32.08		(4.82)	1,592	1.36	(d)(e)	0.70	(d)(e)	73
(1.49)	36.45	(f)	9.10 (f)	1,440	1.30		0.74		94
(0.28)	34.87		24.86	394	1.51		1.06		81

$(6.71)	$32.12		17.08%	$102,412	0.74%		1.24%		133%
(0.98)	33.95		13.52	80,392	0.72		1.49		124	(c)
(3.22)	30.84		6.67	88,900	0.73		2.38		101
(2.92)	32.07		(4.32)	160,998	0.69	(d)(e)	1.36	(d)(e)	73
(1.64)	36.47	(f)	9.71 (f)	224,860	0.74		1.32		94
(0.54)	34.84		25.76	251,377	0.75		1.96		81

$(6.40)	$32.41		17.10%	$332,874	0.71%		1.27%		133%
(0.97)	33.89		13.58	322,732	0.68		1.54		124	(c)
(3.26)	30.76		6.73	1,089,974	0.67		2.47		101
(2.94)	32.02		(4.27)	1,428,098	0.66	(d)(e)	1.40	(d)(e)	73
(1.67)	36.42	(f)	9.79 (f)	1,781,193	0.65		1.41		94
(0.56)	34.80		25.88	1,583,824	0.65		1.93		81

$(6.49)	$32.46		16.88%	$997	0.93%		1.05%		133%
(0.92)	34.08		13.30	1,240	0.89		1.32		124	(c)
(3.13)	30.96		6.52	1,428	0.90		2.20		101
(2.85)	32.14		(4.49)	1,998	0.89	(d)(e)	1.15	(d)(e)	73
(1.52)	36.54	(f)	9.57 (f)	3,783	0.89		1.22		94
(0.48)	34.84		25.55	12,951	0.90		1.65		81

(c)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	275

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations Income	Dividends from Net Investment Income	Net Asset Value, End of Period	Total Return (b)
AllianzGI Core Bond:
Class P
5/30/2018* - 9/30/2018	$15.00	$0.14	$(0.12)	$0.02	$(0.11)	$14.91	0.11%
Institutional Class
5/30/2018* - 9/30/2018	$15.00	$0.14	$(0.12)	$0.02	$(0.11)	$14.91	0.13%
Class R6
5/30/2018* - 9/30/2018	$15.00	$0.14	$(0.12)	$0.02	$(0.11)	$14.91	0.15%
AllianzGI Core Plus Bond:
Class P
5/30/2018* - 9/30/2018	$15.00	$0.14	$(0.11)	$0.03	$(0.11)	$14.92	0.18%
Institutional Class
5/30/2018* - 9/30/2018	$15.00	$0.14	$(0.11)	$0.03	$(0.11)	$14.92	0.20%
Class R6
5/30/2018* - 9/30/2018	$15.00	$0.15	$(0.12)	$0.03	$(0.11)	$14.92	0.22%

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

276	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)(d)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)(d)	Portfolio Turnover Rate

$10	0.30%	1.45%	2.71%	305%

$10	0.25%	1.45%	2.76%	305%

$29,356	0.20%	1.47%	2.83%	305%

$10	0.35%	1.19%	2.81%	302%

$10	0.30%	1.19%	2.86%	302%

$40,075	0.25%	1.19%	2.91%	302%

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	277

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Emerging Markets Consumer:
Class A
9/30/2018	$15.76	$0.11	$(1.11)	$(1.00)	$(0.26)	$(0.62)
9/30/2017	13.60	0.21	2.07	2.28	(0.12)	—
9/30/2016	12.24	0.11	1.31	1.42	(0.06)	—
12/1/2014* - 9/30/2015#	15.00	0.13	(2.89)	(2.76)	—	—
Institutional Class
9/30/2018	$15.86	$0.21	$(1.17)	$(0.96)	$(0.23)	$(0.62)
9/30/2017	13.68	0.22	2.11	2.33	(0.15)	—
9/30/2016	12.28	0.19	1.28	1.47	(0.07)	—
12/1/2014* - 9/30/2015#	15.00	0.13	(2.85)	(2.72)	—	—
AllianzGI Emerging Markets Debt:
Class A
9/30/2018	$14.87	$0.71	$(1.52)	$(0.81)	$(0.60)	$(0.11)
9/30/2017	14.89	0.75	0.16	0.91	(0.91)	(0.02)
9/30/2016	13.51	0.71	1.32	2.03	(0.65)	—
12/1/2014 - 9/30/2015#	14.92	0.47	(1.35)	(0.88)	(0.53)	—
9/15/2014* - 11/30/2014	15.00	0.11	(0.19)	(0.08)	—	—
Class C
9/30/2018	$14.95	$0.64	$(1.56)	$(0.92)	$(0.44)	$(0.11)
9/30/2017	14.96	0.64	0.17	0.81	(0.80)	(0.02)
9/30/2016	13.51	0.61	1.32	1.93	(0.48)	—
12/1/2014 - 9/30/2015#	14.90	0.39	(1.36)	(0.97)	(0.42)	—
9/15/2014* - 11/30/2014	15.00	0.09	(0.19)	(0.10)	—	—
Class P
9/30/2018	$14.84	$0.75	$(1.53)	$(0.78)	$(0.71)	$(0.11)
9/30/2017	14.90	0.77	0.16	0.93	(0.97)	(0.02)
9/30/2016	13.51	0.70	1.35	2.05	(0.66)	—
12/1/2014 - 9/30/2015#	14.92	0.49	(1.34)	(0.85)	(0.56)	—
9/15/2014* - 11/30/2014	15.00	0.12	(0.20)	(0.08)	—	—
Institutional Class
9/30/2018	$14.83	$0.77	$(1.55)	$(0.78)	$(0.71)	$(0.11)
9/30/2017	14.88	0.79	0.16	0.95	(0.98)	(0.02)
9/30/2016	13.51	0.72	1.34	2.06	(0.69)	—
12/1/2014 - 9/30/2015#	14.93	0.50	(1.35)	(0.85)	(0.57)	—
9/15/2014* - 11/30/2014	15.00	0.12	(0.19)	(0.07)	—	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

278	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.88)	$13.88	(7.04)%	$69	1.55%		1.78%		0.68%		115%
(0.12)	15.76	16.97	155	1.55		16.84		1.47		122
(0.06)	13.60	11.67	48	1.58		38.88		0.90		91
—	12.24	(18.40)	37	1.65	(c)(d)	9.30	(c)(d)	1.15	(c)(d)	77

$(0.85)	$14.05	(6.69)%	$43,333	1.20%		1.37%		1.36%		115%
(0.15)	15.86	17.37	43,487	1.20		1.64		1.55		122
(0.07)	13.68	12.06	44,630	1.22		2.04		1.49		91
—	12.28	(18.13)	15,591	1.30	(c)(d)	3.55	(c)(d)	1.14	(c)(d)	77

$(0.71)	$13.35	(5.62)%	$135	1.20%		1.89%		4.89%		127%
(0.93)	14.87	6.41	140	1.20		1.66		5.05		118
(0.65)	14.89	15.39	175	1.20		1.68		5.01		123
(0.53)	13.51	(6.00)	9	1.23	(c)(d)	2.32	(c)(d)	3.97	(c)(d)	125
—	14.92	(0.53)	10	1.20	(c)	2.51	(c)	3.65	(c)	27

$(0.55)	$13.48	(6.30)%	$46	1.95%		2.68%		4.41%		127%
(0.82)	14.95	5.64	113	1.95		2.41		4.33		118
(0.48)	14.96	14.56	109	1.95		2.34		4.28		123
(0.42)	13.51	(6.61)	9	1.98	(c)(d)	3.06	(c)(d)	3.23	(c)(d)	125
—	14.90	(0.67)	10	1.95	(c)	3.25	(c)	2.90	(c)	27

$(0.82)	$13.24	(5.44)%	$11	1.04%		1.68%		5.27%		127%
(0.99)	14.84	6.55	12	1.05		1.34		5.26		118
(0.66)	14.90	15.57	11	1.05		1.40		5.02		123
(0.56)	13.51	(5.86)	10	1.08	(c)(d)	2.06	(c)(d)	4.12	(c)(d)	125
—	14.92	(0.53)	10	1.05	(c)	2.25	(c)	3.80	(c)	27

$(0.82)	$13.23	(5.40)%	$18,321	0.95%		1.61%		5.34%		127%
(1.00)	14.83	6.73	36,313	0.95		1.35		5.35		118
(0.69)	14.88	15.67	43,318	0.95		1.40		5.15		123
(0.57)	13.51	(5.82)	28,557	0.97	(c)(d)	2.07	(c)(d)	4.22	(c)(d)	125
—	14.93	(0.47)	29,856	0.95	(c)	2.28	(c)	3.91	(c)	27

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	279

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Emerging Markets Small-Cap:
Class A
9/30/2018	$18.36	$0.16	$(0.59)	$(0.43)	$(0.85)	$(0.47)
9/30/2017	15.15	0.23	2.98	3.21	—	—
9/30/2016	14.04	0.16	1.16	1.32	(0.21)	—
12/1/2014* - 9/30/2015#	15.00	0.26	(1.22)	(0.96)	—	—
Institutional Class
9/30/2018	$18.04	$0.26	$(0.62)	$(0.36)	$(0.76)	$(0.47)
9/30/2017	15.30	0.24	2.95	3.19	(0.45)	—
9/30/2016	14.08	0.30	1.06	1.36	(0.14)	—
12/1/2014* - 9/30/2015#	15.00	0.22	(1.14)	(0.92)	—	—
AllianzGI Europe Equity Dividend:
Class A
9/30/2018	$16.24	$0.54	$(0.75)	$(0.21)	$(0.54)	$—
9/30/2017	14.32	0.48	2.06	2.54	(0.62)	—
9/30/2016	13.59	0.53	0.60	1.13	(0.40)	—
2/2/2015* - 9/30/2015#	15.00	0.37	(1.78)	(1.41)	—	—
Class C
9/30/2018	$16.19	$0.45	$(0.77)	$(0.32)	$(0.46)	$—
9/30/2017	14.24	0.50	1.91	2.41	(0.46)	—
9/30/2016	13.52	0.43	0.60	1.03	(0.31)	—
2/2/2015* - 9/30/2015#	15.00	0.28	(1.76)	(1.48)	—	—
Class P
9/30/2018	$16.35	$0.61	$(0.80)	$(0.19)	$(0.75)	$—
9/30/2017	14.37	0.46	2.11	2.57	(0.59)	—
9/30/2016	13.60	0.44	0.72	1.16	(0.39)	—
2/2/2015* - 9/30/2015#	15.00	0.40	(1.80)	(1.40)	—	—
Institutional Class
9/30/2018	$16.37	$0.62	$(0.78)	$(0.16)	$(0.69)	$—
9/30/2017	14.34	0.58	2.01	2.59	(0.56)	—
9/30/2016	13.61	0.55	0.62	1.17	(0.44)	—
2/2/2015* - 9/30/2015#	15.00	0.39	(1.78)	(1.39)	—	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)

Payments from Affiliates increased the end of period net asset value (“NAV”) and total return by $0.01 and 0.06%, respectively, for Class A and $0.01 and 0.05%, respectively, for Institutional Class. If the Affiliates had not made these payments, the end of year NAV and total return would have been $16.60 and (2.78)%, respectively, for Class A and $16.44 and (2.43)%, respectively, for Institutional Class.

280	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(1.32)	$16.61	(e)	(2.72	)%(e)	$135	1.85%		3.71%		0.90%		119%
—	18.36		21.19		204	1.85		15.72		1.39		121
(0.21)	15.15		9.54		67	1.85		6.84		1.14		147
—	14.04		(6.39)		621	1.85	(c)(d)	9.40	(c)(d)	2.12	(c)(d)	103

$(1.23)	$16.45	(e)	(2.38	)%(e)	$10,030	1.50%		3.05%		1.46%		119%
(0.45)	18.04		21.69		11,251	1.50		3.38		1.47		121
(0.14)	15.30		9.80		13,367	1.50		4.72		2.08		147
—	14.08		(6.11)		7,921	1.50	(c)(d)	7.77	(c)(d)	1.78	(c)(d)	103

$(0.54)	$15.49		(1.33)%		$293	1.20%		4.31%		3.31%		57%
(0.62)	16.24		18.19		1,475	1.21		5.64		3.08		71
(0.40)	14.32		8.45		49	1.21		10.11		3.81		35
—	13.59		(9.40)		9	1.20	(c)(d)	11.69	(c)(d)	3.86	(c)(d)	16

$(0.46)	$15.41		(2.00)%		$68	1.95%		4.69%		2.83%		57%
(0.46)	16.19		17.25		59	1.99		6.70		3.33		71
(0.31)	14.24		7.70		15	1.96		11.04		3.10		35
—	13.52		(9.87)		11	1.95	(c)(d)	11.78	(c)(d)	2.93	(c)(d)	16

$(0.75)	$15.41		(1.17)%		$12	1.05%		3.70%		3.77%		57%
(0.59)	16.35		18.32		116	1.08		5.34		3.03		71
(0.39)	14.37		8.59		10	1.05		10.71		3.13		35
—	13.60		(9.33)		22	1.05	(c)(d)	11.62	(c)(d)	4.12	(c)(d)	16

$(0.69)	$15.52		(1.01)%		$6,591	0.95%		3.68%		3.83%		57%
(0.56)	16.37		18.50		8,687	1.00		5.74		3.92		71
(0.44)	14.34		8.73		6,273	0.95		9.97		3.90		35
—	13.61		(9.27)		2,915	0.95	(c)(d)	11.18	(c)(d)	4.00	(c)(d)	16

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	281

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Dynamic Allocation:
Class A
9/30/2018	$20.52	$0.28	$0.32	$0.60	$(0.21)	$(0.72)
9/30/2017	18.32	0.20	2.00	2.20	—	—
9/30/2016	17.99	0.17	0.66	0.83	(0.22)	(0.28)
12/1/2014 - 9/30/2015#	21.93	0.39	(1.43)	(1.04)	(0.81)	(2.09)
11/30/2014	24.70	0.44	0.31	0.75	(0.66)	(2.86)
11/30/2013	22.04	0.42	3.07	3.49	(0.61)	(0.22)
Class C
9/30/2018	$20.05	$0.12	$0.31	$0.43	$(0.20)	$(0.72)
9/30/2017	18.05	0.08	1.92	2.00	—	—
9/30/2016	17.63	0.08	0.62	0.70	—	(0.28)
12/1/2014 - 9/30/2015#	21.52	0.30	(1.45)	(1.15)	(0.65)	(2.09)
11/30/2014	24.28	0.25	0.32	0.57	(0.47)	(2.86)
11/30/2013	21.71	0.30	2.97	3.27	(0.48)	(0.22)
Class R
9/30/2018	$20.35	$0.21	$0.30	$0.51	$(0.17)	$(0.72)
9/30/2017	18.23	0.16	1.96	2.12	—	—
9/30/2016	17.84	0.16	0.63	0.79	(0.12)	(0.28)
12/1/2014 - 9/30/2015#	21.79	0.36	(1.45)	(1.09)	(0.77)	(2.09)
11/30/2014	24.62	0.40	0.30	0.70	(0.67)	(2.86)
11/30/2013	21.90	0.23	3.20	3.43	(0.49)	(0.22)
Class P
9/30/2018	$20.48	$0.32	$0.31	$0.63	$(0.32)	$(0.72)
9/30/2017	18.36	0.28	1.94	2.22	(0.10)	—
9/30/2016	17.97	0.16	0.71	0.87	(0.20)	(0.28)
12/1/2014 - 9/30/2015#	21.94	0.40	(1.42)	(1.02)	(0.86)	(2.09)
11/30/2014	24.71	0.46	0.33	0.79	(0.70)	(2.86)
11/30/2013	22.08	0.38	3.14	3.52	(0.67)	(0.22)
Institutional Class
9/30/2018	$20.61	$0.34	$0.32	$0.66	$(0.33)	$(0.72)
9/30/2017	18.37	0.27	1.98	2.25	(0.01)	—
9/30/2016	18.02	0.23	0.65	0.88	(0.25)	(0.28)
12/1/2014 - 9/30/2015#	22.00	0.36	(1.37)	(1.01)	(0.88)	(2.09)
11/30/2014	24.74	0.48	0.34	0.82	(0.70)	(2.86)
11/30/2013	22.10	0.56	2.99	3.55	(0.69)	(0.22)
Class R6
9/30/2018	$20.56	$0.34	$0.32	$0.66	$(0.35)	$(0.72)
9/30/2017	18.38	0.28	1.99	2.27	(0.09)	—
2/1/2016* - 9/30/2016	17.30	0.09	0.99	1.08	—	—
Administrative Class
9/30/2018	$20.55	$0.29	$0.32	$0.61	$(0.29)	$(0.72)
9/30/2017	18.35	0.23	1.97	2.20	—	—
9/30/2016	17.93	0.21	0.63	0.84	(0.14)	(0.28)
12/1/2014 - 9/30/2015#	21.90	0.42	(1.46)	(1.04)	(0.84)	(2.09)
11/30/2014	24.67	0.42	0.33	0.75	(0.66)	(2.86)
11/30/2013	22.04	0.48	3.01	3.49	(0.64)	(0.22)

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

282	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.93)	$20.19	2.93%	$2,015	0.97%		1.25%		1.37%		152%
—	20.52	12.01	2,421	1.02		1.35		1.05		192
(0.50)	18.32	4.69	5,198	0.76		1.73		0.96		79
(2.90)	17.99	(5.30)	1,324	0.63	(d)(e)	4.38(d	)(e)	2.46	(d)(e)	121
(3.52)	21.93	3.40	1,042	0.40		4.53		2.00		62
(0.83)	24.70	16.42	1,344	0.40		3.84		1.82		101

$(0.92)	$19.56	2.09%	$1,195	1.74%		2.01%		0.61%		152%
—	20.05	11.08	1,325	1.77		2.08		0.42		192
(0.28)	18.05	4.02	1,029	1.49		2.69		0.45		79
(2.74)	17.63	(5.95)	1,194	1.37	(d)(e)	5.05	(d)(e)	1.90	(d)(e)	121
(3.33)	21.52	2.57	1,346	1.18		5.31		1.16		62
(0.70)	24.28	15.52	1,455	1.18		4.53		1.33		101

$(0.89)	$19.97	2.49%	$160	1.34%		1.58%		1.05%		152%
—	20.35	11.63	137	1.35		1.70		0.84		192
(0.40)	18.23	4.50	159	1.01		2.25		0.90		79
(2.86)	17.84	(5.55)	152	0.87	(d)(e)	4.80	(d)(e)	2.27	(d)(e)	121
(3.53)	21.79	3.17	145	0.63		4.99		1.79		62
(0.71)	24.62	16.13	111	0.63		4.28		1.00		101

$(1.04)	$20.07	3.08%	$13,436	0.80%		1.03%		1.58%		152%
(0.10)	20.48	12.18	12,730	0.82		1.11		1.44		192
(0.48)	18.36	4.89	186	0.61		1.47		0.90		79
(2.95)	17.97	(5.19)	53	0.47	(d)(e)	4.07	(d)(e)	2.53	(d)(e)	121
(3.56)	21.94	3.57	43	0.23		4.40		2.06		62
(0.89)	24.71	16.62	41	0.23		3.76		1.65		101

$(1.05)	$20.22	3.18%	$13,225	0.70%		0.94%		1.65%		152%
(0.01)	20.61	12.27	31,783	0.75		1.03		1.42		192
(0.53)	18.37	4.98	37,722	0.51		1.45		1.27		79
(2.97)	18.02	(5.12)	4,714	0.39	(d)(e)	4.10	(d)(e)	2.27	(d)(e)	121
(3.56)	22.00	3.69	3,401	0.13		4.30		2.16		62
(0.91)	24.74	16.71	3,296	0.13		3.48		2.43		101

$(1.07)	$20.15	3.19%	$192,375	0.70%		0.91%		1.67%		152%
(0.09)	20.56	12.39	231,584	0.70		0.99		1.49		192
—	18.38	6.24	9,029	0.36	(d)	1.36	(d)	0.77	(d)	79

$(1.01)	$20.15	2.93%	$23	0.96%		1.17%		1.42%		152%
—	20.55	11.99	23	1.00		1.25		1.18		192
(0.42)	18.35	4.73	20	0.76		1.89		1.15		79
(2.93)	17.93	(5.29)	19	0.61	(d)(e)	4.29	(d)(e)	2.64	(d)(e)	121
(3.52)	21.90	3.38	26	0.38		4.55		1.90		62
(0.86)	24.67	16.48	20	0.38		3.79		2.09		101

(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	283

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global High Yield:
Class P
9/30/2018	$15.36	$0.67	$(0.48)	$0.19	$(0.71)	$—
5/3/2017* - 9/30/2017	15.00	0.26	0.18	0.44	(0.08)	—
Institutional Class
9/30/2018	$15.36	$0.68	$(0.48)	$0.20	$(0.73)	$—
5/3/2017* - 9/30/2017	15.00	0.27	0.17	0.44	(0.08)	—
AllianzGI Global Sustainability:
Class A
9/30/2018	$17.96	$0.17	$1.98	$2.15	$(0.21)	$(0.44)
9/30/2017	15.80	0.13	2.20	2.33	(0.14)	(0.03)
9/30/2016	14.10	0.14	1.76	1.90	(0.20)	—
12/9/2014* - 9/30/2015#	15.00	0.11	(1.01)	(0.90)	—	—
Class P
9/30/2018	$18.13	$0.16	$2.05	$2.21	$(0.22)	$(0.44)
9/30/2017	15.91	0.15	2.23	2.38	(0.13)	(0.03)
9/30/2016	14.12	0.17	1.75	1.92	(0.13)	—
12/9/2014* - 9/30/2015#	15.00	0.15	(1.03)	(0.88)	—	—
Institutional Class
9/30/2018	$18.13	$0.22	$2.00	$2.22	$(0.19)	$(0.44)
9/30/2017	15.92	0.19	2.20	2.39	(0.15)	(0.03)
9/30/2016	14.13	0.22	1.71	1.93	(0.14)	—
12/9/2014* - 9/30/2015#	15.00	0.16	(1.03)	(0.87)	—	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

284	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.71)	$14.84	1.26%	$11	0.81%		1.79%		4.41%		101%
(0.08)	15.36	2.91	10	0.80	(c)(d)	2.76	(c)(d)	4.22	(c)(d)	107

$(0.73)	$14.83	1.32%	$22,168	0.71%		1.78%		4.52%		101%
(0.08)	15.36	2.96	21,625	0.70	(c)(d)	2.79	(c)(d)	4.32	(c)(d)	107

$(0.65)	$19.46	12.23%	$614	1.09%		1.70%		0.92%		20%
(0.17)	17.96	14.94	402	1.12		7.55		0.79		27
(0.20)	15.80	13.54	125	1.20		21.93		0.94		20
—	14.10	(6.00)	62	1.20	(c)(d)	15.36	(c)(d)	0.89	(c)(d)	25

$(0.66)	$19.68	12.44%	$11,362	0.94%		1.25%		0.84%		20%
(0.16)	18.13	15.13	64	0.96		1.62		0.88		27
(0.13)	15.91	13.67	11	1.05		3.44		1.15		20
—	14.12	(5.87)	9	1.05	(c)(d)	8.70	(c)(d)	1.22	(c)(d)	25

$(0.63)	$19.72	12.52%	$28,237	0.84%		1.43%		1.18%		20%
(0.18)	18.13	15.25	26,615	0.89		1.63		1.16		27
(0.14)	15.92	13.77	20,610	0.95		2.04		1.47		20
—	14.13	(5.80)	2,826	0.95	(c)(d)	8.70	(c)(d)	1.32	(c)(d)	25

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	285

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Water:
Class A
9/30/2018	$15.49	$0.13	$0.34	$0.47	$(0.04)	$(0.38)
9/30/2017	14.46	0.08	1.08	1.16	(0.05)	(0.08)
9/30/2016	11.99	0.08	2.44	2.52	(0.03)	(0.02)
12/1/2014 - 9/30/2015#	12.70	0.06	(0.74)	(0.68)	(0.03)	—
11/30/2014	12.41	0.07	0.25	0.32	(0.03)	—
11/30/2013	10.26	0.07	2.20	2.27	(0.12)	—
Class C
9/30/2018	$14.82	$0.01	$0.34	$0.35	$—	$(0.38)
9/30/2017	13.90	(0.01)	1.01	1.00	—	(0.08)
9/30/2016	11.59	(0.02)	2.35	2.33	—	(0.02)
12/1/2014 - 9/30/2015#	12.33	(0.02)	(0.72)	(0.74)	—	—
11/30/2014	12.11	(0.03)	0.25	0.22	—	—
11/30/2013	10.02	(0.02)	2.16	2.14	(0.05)	—
Class P
9/30/2018	$15.57	$0.17	$0.36	$0.53	$(0.13)	$(0.38)
9/30/2017	14.54	0.15	1.04	1.19	(0.08)	(0.08)
9/30/2016	12.05	0.11	2.45	2.56	(0.05)	(0.02)
12/1/2014 - 9/30/2015#	12.80	0.09	(0.75)	(0.66)	(0.09)	—
11/30/2014	12.49	0.09	0.27	0.36	(0.05)	—
11/30/2013	10.30	0.09	2.21	2.30	(0.11)	—
Institutional Class
9/30/2018	$15.32	$0.17	$0.34	$0.51	$(0.14)	$(0.38)
9/30/2017	14.33	0.16	1.02	1.18	(0.11)	(0.08)
9/30/2016	11.90	0.11	2.41	2.52	(0.07)	(0.02)
12/1/2014 - 9/30/2015#	12.61	0.09	(0.73)	(0.64)	(0.07)	—
11/30/2014	12.37	0.11	0.24	0.35	(0.11)	—
11/30/2013	10.25	0.09	2.21	2.30	(0.18)	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

286	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.42)	$15.54	3.05%	$172,374	1.19%		1.41%		0.84%		34%
(0.13)	15.49	8.18	190,693	1.33		1.44		0.59		29
(0.05)	14.46	21.06	237,785	1.49		1.49		0.62		55
(0.03)	11.99	(5.37)	128,465	1.44	(c)(d)	1.44	(c)(d)	0.58	(c)(d)	66
—	12.70	2.57	138,219	1.46		1.46		0.55		28
(0.12)	12.41	22.31	118,252	1.54		1.54		0.63		28

$(0.38)	$14.79	2.35%	$83,156	1.94%		2.16%		0.07%		34%
(0.08)	14.82	7.32	89,250	2.07		2.19		(0.07)		29
(0.02)	13.90	20.13	92,028	2.25		2.25		(0.18)		55
—	11.59	(6.00)	69,700	2.23	(c)(d)	2.23	(c)(d)	(0.21	)(c)(d)	66
—	12.33	1.82	77,082	2.23		2.23		(0.26)		28
(0.05)	12.11	21.41	51,767	2.33		2.33		(0.18)		28

$(0.51)	$15.59	3.40%	$243,338	0.93%		1.15%		1.12%		34%
(0.16)	15.57	8.40	210,746	1.04		1.16		1.02		29
(0.07)	14.54	21.37	125,532	1.24		1.24		0.82		55
(0.09)	12.05	(5.17)	82,847	1.16	(c)(d)	1.16	(c)(d)	0.84	(c)(d)	66
(0.05)	12.80	2.87	84,835	1.21		1.21		0.67		28
(0.11)	12.49	22.58	42,448	1.34		1.34		0.81		28

$(0.52)	$15.31	3.36%	$164,322	0.92%		1.14%		1.13%		34%
(0.19)	15.32	8.49	142,353	1.01		1.15		1.13		29
(0.09)	14.33	21.32	68,550	1.21		1.21		0.86		55
(0.07)	11.90	(5.08)	30,004	1.17	(c)(d)	1.17	(c)(d)	0.87	(c)(d)	66
(0.11)	12.61	2.82	23,685	1.15		1.15		0.84		28
(0.18)	12.37	22.77	14,429	1.19		1.19		0.77		28

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	287

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI High Yield Bond:
Class A
9/30/2018	$9.31	$0.45	$(0.39)	$0.06	$(0.46)	$—
9/30/2017	9.14	0.48	0.18	0.66	(0.49)	—
9/30/2016	8.92	0.53	0.24	0.77	(0.55)	—
12/1/2014 - 9/30/2015#	9.85	0.47	(0.91)	(0.44)	(0.49)	—
11/30/2014	10.36	0.61	(0.36)	0.25	(0.67)	(0.09)
11/30/2013	10.16	0.67	0.22	0.89	(0.68)	(0.01)
Class C
9/30/2018	$9.30	$0.39	$(0.39)	$—	$(0.40)	$—
9/30/2017	9.12	0.42	0.20	0.62	(0.44)	—
9/30/2016	8.90	0.46	0.24	0.70	(0.48)	—
12/1/2014 - 9/30/2015#	9.83	0.42	(0.91)	(0.49)	(0.44)	—
11/30/2014	10.35	0.54	(0.37)	0.17	(0.60)	(0.09)
11/30/2013	10.15	0.59	0.22	0.81	(0.60)	(0.01)
Class R
9/30/2018	$8.94	$0.39	$(0.37)	$0.02	$(0.42)	$—
9/30/2017	8.79	0.43	0.18	0.61	(0.46)	—
9/30/2016	8.61	0.48	0.22	0.70	(0.52)	—
12/1/2014 - 9/30/2015#	9.53	0.43	(0.90)	(0.47)	(0.45)	—
11/30/2014	10.05	0.54	(0.34)	0.20	(0.63)	(0.09)
11/30/2013	9.88	0.63	0.21	0.84	(0.66)	(0.01)
Class P
9/30/2018	$8.96	$0.46	$(0.38)	$0.08	$(0.49)	$—
9/30/2017	8.80	0.50	0.19	0.69	(0.53)	—
9/30/2016	8.62	0.53	0.23	0.76	(0.58)	—
12/1/2014 - 9/30/2015#	9.53	0.49	(0.88)	(0.39)	(0.52)	—
11/30/2014	10.05	0.62	(0.35)	0.27	(0.70)	(0.09)
11/30/2013	9.87	0.66	0.23	0.89	(0.70)	(0.01)
Institutional Class
9/30/2018	$8.98	$0.46	$(0.37)	$0.09	$(0.49)	$—
9/30/2017	8.83	0.50	0.18	0.68	(0.53)	—
9/30/2016	8.64	0.53	0.24	0.77	(0.58)	—
12/1/2014 - 9/30/2015#	9.55	0.49	(0.88)	(0.39)	(0.52)	—
11/30/2014	10.08	0.62	(0.35)	0.27	(0.71)	(0.09)
11/30/2013	9.90	0.68	0.22	0.90	(0.71)	(0.01)
Administrative Class
9/30/2018	$8.84	$0.44	$(0.37)	$0.07	$(0.47)	$—
9/30/2017	8.70	0.48	0.17	0.65	(0.51)	—
9/30/2016	8.52	0.50	0.22	0.72	(0.54)	—
12/1/2014 - 9/30/2015#	9.51	0.46	(0.94)	(0.48)	(0.51)	—
11/30/2014	10.04	0.59	(0.36)	0.23	(0.67)	(0.09)
11/30/2013	9.87	0.65	0.22	0.87	(0.69)	(0.01)
^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

288	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.46)	$8.91		0.67%	$33,768	1.05%		1.05%		4.93%		40%
(0.49)	9.31		7.42	58,525	1.09		1.09		5.19		37
(0.55)	9.14		9.08	58,004	0.98		0.98		6.02		59
(0.49)	8.92		(4.72)	34,151	1.03	(c)(d)	1.03	(c)(d)	5.88	(c)(d)	47
(0.76)	9.85	(e)	2.39 (e)	76,274	0.94		0.94		5.93		66
(0.69)	10.36		8.98	73,920	0.91		0.91		6.49		67

$(0.40)	$8.90		0.02%	$8,544	1.71%		1.71%		4.27%		40%
(0.44)	9.30		6.90	11,723	1.70		1.70		4.59		37
(0.48)	9.12		8.32	14,815	1.71		1.71		5.28		59
(0.44)	8.90		(5.24)	17,866	1.68	(c)(d)	1.68	(c)(d)	5.24	(c)(d)	47
(0.69)	9.83	(e)	1.57 (e)	23,249	1.68		1.68		5.23		66
(0.61)	10.35		8.14	27,525	1.70		1.70		5.68		67

$(0.42)	$8.54		0.33%	$878	1.44%		1.44%		4.55%		40%
(0.46)	8.94		7.12	1,048	1.44		1.44		4.84		37
(0.52)	8.79		8.62	1,310	1.34		1.34		5.65		59
(0.45)	8.61		(5.20)	1,126	1.46	(c)(d)	1.46	(c)(d)	5.47	(c)(d)	47
(0.72)	9.53	(e)	1.91 (e)	2,823	1.43		1.45		5.48		66
(0.67)	10.05		8.72	2,851	1.15		1.32		6.24		67

$(0.49)	$8.55		0.94%	$17,535	0.70%		0.70%		5.26%		40%
(0.53)	8.96		8.07	35,931	0.67		0.67		5.62		37
(0.58)	8.80		9.31	57,378	0.69		0.69		6.30		59
(0.52)	8.62		(4.36)	63,324	0.64	(c)(d)	0.64	(c)(d)	6.29	(c)(d)	47
(0.79)	9.53	(e)	2.63 (e)	47,385	0.71		0.71		6.21		66
(0.71)	10.05		9.27	77,649	0.74		0.74		6.64		67

$(0.49)	$8.58		1.03%	$122,078	0.73%		0.73%		5.26%		40%
(0.53)	8.98		7.91	155,022	0.69		0.69		5.61		37
(0.58)	8.83		9.41	227,149	0.66		0.66		6.31		59
(0.52)	8.64		(4.32)	173,030	0.63	(c)(d)	0.63	(c)(d)	6.29	(c)(d)	47
(0.80)	9.55	(e)	2.59 (e)	163,567	0.64		0.64		6.27		66
(0.72)	10.08		9.35	139,306	0.62		0.62		6.76		67

$(0.47)	$8.44		0.83%	$20	0.88%		0.88%		4.93%		40%
(0.51)	8.84		7.75	1,490	0.86		0.86		5.45		37
(0.54)	8.70		8.97	2,086	1.07		1.07		5.94		59
(0.51)	8.52		(5.30)	2,073	0.98	(c)(d)	0.98	(c)(d)	5.90	(c)(d)	47
(0.76)	9.51	(e)	2.27 (e)	34,714	0.97		0.97		5.93		66
(0.70)	10.04		9.02	32,789	0.90		0.91		6.49		67

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	289

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI International Growth:
Class A
9/30/2018	$19.73	$0.02	$0.82	$0.84	$(0.31)	$(2.35)
9/30/2017	16.37	0.04	3.32	3.36	—	—
9/30/2016	14.13	0.09	2.29	2.38	(0.14)	—
2/2/2015* - 9/30/2015#	15.00	0.11	(0.98)	(0.87)	—	—
Institutional Class
9/30/2018	$19.90	$0.07	$0.82	$0.89	$(0.12)	$(2.35)
9/30/2017	16.49	0.08	3.35	3.43	(0.02)	—
9/30/2016	14.15	0.11	2.33	2.44	(0.10)	—
2/2/2015* - 9/30/2015#	15.00	0.14	(0.99)	(0.85)	—	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

290	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(2.66)	$17.91	4.32%	$1,183	1.05%		1.89%		0.10%		17%
—	19.73	20.53	72	1.12		1.82		0.23		18
(0.14)	16.37	16.97	51	1.20		6.68		0.60		20
—	14.13	(5.80)	10	1.20	(c)(d)	8.22	(c)(d)	1.12	(c)(d)	3

$(2.47)	$18.32	4.54%	$27,427	0.80%		1.61%		0.37%		17%
(0.02)	19.90	20.82	18,582	0.87		1.49		0.49		18
(0.10)	16.49	17.34	28,386	0.95		5.77		0.75		20
—	14.15	(5.67)	2,874	0.95	(c)(d)	7.99	(c)(d)	1.38	(c)(d)	3

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	291

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss ) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI International Small-Cap:
Class A
9/30/2018	$41.19	$0.42	$2.41	$2.83	$(0.25)	$(0.68)
9/30/2017	34.57	—	6.93	6.93	(0.31)	—
9/30/2016	34.53	0.10	1.67	1.77	(0.28)	(1.45)
12/1/2014 - 9/30/2015#	35.77	0.26	2.24	2.50	(0.14)	(3.60)
11/30/2014	42.30	0.09	(2.41)	(2.32)	(0.64)	(3.57)
11/30/2013	31.89	0.09	10.32	10.41	—	—
Class C
9/30/2018	$40.01	$(0.15)	$2.55	$2.40	$(0.10)	$(0.68)
9/30/2017	33.78	(0.19)	6.67	6.48	(0.25)	—
9/30/2016	33.94	(0.12)	1.61	1.49	(0.20)	(1.45)
12/1/2014 - 9/30/2015#	35.33	0.06	2.18	2.24	(0.03)	(3.60)
11/30/2014	41.78	(0.18)	(2.39)	(2.57)	(0.31)	(3.57)
11/30/2013	31.75	(0.17)	10.22	10.05	(0.02)	—
Class R
9/30/2018	$40.46	$0.13	$2.50	$2.63	$(0.51)	$(0.68)
9/30/2017	34.07	0.01	6.70	6.71	(0.32)	—
9/30/2016	34.03	0.03	1.63	1.66	(0.17)	(1.45)
12/1/2014 - 9/30/2015#	35.30	0.16	2.23	2.39	(0.06)	(3.60)
11/30/2014	42.23	0.07	(2.47)	(2.40)	(0.96)	(3.57)
11/30/2013	32.25	0.02	10.32	10.34	(0.36)	—
Class P
9/30/2018	$41.33	$0.22	$2.68	$2.90	$(0.49)	$(0.68)
9/30/2017	34.66	0.19	6.82	7.01	(0.34)	—
9/30/2016	34.49	0.18	1.64	1.82	(0.20)	(1.45)
12/1/2014 - 9/30/2015#	35.65	0.28	2.25	2.53	(0.09)	(3.60)
11/30/2014	41.97	0.16	(2.41)	(2.25)	(0.50)	(3.57)
11/30/2013	31.92	0.16	10.24	10.40	(0.35)	—
Institutional Class
9/30/2018	$42.85	$0.32	$2.71	$3.03	$(0.55)	$(0.68)
9/30/2017	35.91	0.36	6.92	7.28	(0.34)	—
9/30/2016	35.65	0.10	1.81	1.91	(0.20)	(1.45)
12/1/2014 - 9/30/2015#	36.68	0.29	2.34	2.63	(0.06)	(3.60)
11/30/2014	42.94	0.21	(2.49)	(2.28)	(0.41)	(3.57)
11/30/2013	32.60	0.17	10.48	10.65	(0.31)	—
Class R6
9/30/2018	$42.90	$0.40	$2.66	$3.06	$(0.64)	$(0.68)
9/30/2017	35.94	0.22	7.09	7.31	(0.35)	—
2/1/2016* - 9/30/2016	33.52	0.34	2.08	2.42	—	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

292	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.93)	$43.09		6.88%	$9,108	1.25%		1.50%		0.95%		62%
(0.31)	41.19	(c)	20.34 (c)	6,068	1.36		1.93		0.01		67
(1.73)	34.57		5.07	13,524	1.45		1.68		0.30		76
(3.74)	34.53		7.83	11,816	1.45	(d)(e)	1.63	(d)(e)	0.88	(d)(e)	39
(4.21)	35.77		(5.84)	5,290	1.45		1.76		0.23		77
—	42.30		32.64	4,569	1.45		1.83		0.23		92

$(0.78)	$41.63		5.99%	$2,610	2.08%		2.27%		(0.35)%		62%
(0.25)	40.01	(c)	19.39 (c)	2,829	2.14		2.50		(0.56)		67
(1.65)	33.78		4.30	3,232	2.19		2.54		(0.35)		76
(3.63)	33.94		7.14	2,837	2.19	(d)(e)	2.42	(d)(e)	0.20	(d)(e)	39
(3.88)	35.33		(6.52)	1,135	2.19		2.45		(0.47)		77
(0.02)	41.78		31.67	702	2.20		2.43		(0.46)		92

$(1.19)	$41.90		6.51%	$845	1.59%		1.86%		0.30%		62%
(0.32)	40.46	(c)	19.98 (c)	264	1.64		2.11		0.02		67
(1.62)	34.07		4.81	130	1.70		2.17		0.09		76
(3.66)	34.03		7.60	100	1.70	(d)(e)	2.09	(d)(e)	0.57	(d)(e)	39
(4.53)	35.30		(6.06)	73	1.70		2.10		0.19		77
(0.36)	42.23		32.29	27	1.70		1.96		0.05		92

$(1.17)	$43.06		7.02%	$48,830	1.10%		1.29%		0.51%		62%
(0.34)	41.33	(c)	20.55 (c)	55,843	1.17		1.42		0.55		67
(1.65)	34.66		5.25	40,183	1.28		1.44		0.54		76
(3.69)	34.49		7.96	36,377	1.28	(d)(e)	1.37	(d)(e)	0.97	(d)(e)	39
(4.07)	35.65		(5.68)	27,882	1.29		1.54		0.41		77
(0.35)	41.97		32.86	33,574	1.30		1.52		0.45		92

$(1.23)	$44.65		7.09%	$49,443	1.05%		1.28%		0.70%		62%
(0.34)	42.85	(c)	20.58 (c)	67,921	1.11		1.43		0.94		67
(1.65)	35.91		5.31	29,031	1.21		1.48		0.28		76
(3.66)	35.65		8.04	59,061	1.21	(d)(e)	1.39	(d)(e)	0.97	(d)(e)	39
(3.98)	36.68		(5.61)	55,743	1.21		1.46		0.53		77
(0.31)	42.94		32.96	71,875	1.21		1.44		0.46		92

$(1.32)	$44.64		7.14%	$33,876	1.00%		1.22%		0.87%		62%
(0.35)	42.90	(c)	20.66 (c)	17,804	1.05		1.42		0.60		67
—	35.94		7.22	15,534	1.11	(d)	1.56	(d)	1.48	(d)	76

(c)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	293

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period
AllianzGI Micro Cap:
Class A
9/30/2018	$15.85	$(0.21)	$1.87	$1.66	$(0.89)	$16.62
9/30/2017	14.73	(0.18)	2.72	2.54	(1.42)	15.85
9/30/2016	13.99	(0.18)	1.75	1.57	(0.83)	14.73
12/1/2014 - 9/30/2015#	14.88	(0.17)	0.54	0.37	(1.26)	13.99
11/30/2014	16.06	(0.21)	—	(0.21)	(0.97)	14.88
11/30/2013	11.62	(0.20)	5.57	5.37	(0.93)	16.06
Class P
9/30/2018	$15.94	$(0.20)	$1.88	$1.68	$(0.89)	$16.73
9/30/2017	14.80	(0.17)	2.73	2.56	(1.42)	15.94
9/30/2016	14.05	(0.16)	1.74	1.58	(0.83)	14.80
12/1/2014 - 9/30/2015#	14.92	(0.16)	0.55	0.39	(1.26)	14.05
11/30/2014	16.08	(0.19)	—	(0.19)	(0.97)	14.92
11/30/2013	11.61	(0.17)	5.57	5.40	(0.93)	16.08
Institutional Class
9/30/2018	$16.03	$(0.20)	$1.88	$1.68	$(0.89)	$16.82
9/30/2017	14.87	(0.17)	2.75	2.58	(1.42)	16.03
9/30/2016	14.11	(0.16)	1.75	1.59	(0.83)	14.87
12/1/2014 - 9/30/2015#	14.99	(0.16)	0.54	0.38	(1.26)	14.11
11/30/2014	16.15	(0.19)	—	(0.19)	(0.97)	14.99
11/30/2013	11.65	(0.15)	5.58	5.43	(0.93)	16.15

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

294	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

11.03%	$2,570	1.57%		2.13%		(1.34)%		47%
18.74	3,031	1.62		2.18		(1.27)		32
11.47	3,388	1.62		2.16		(1.26)		39
2.77	15,305	1.62	(c)(d)	2.07	(c)(d)	(1.35	)(c)(d)	55
(1.11)	4,684	1.66		2.10		(1.40)		48
50.11	1,065	1.80		2.07		(1.45)		63

11.10%	$1,722	1.49%		1.91%		(1.26)%		47%
18.79	1,568	1.54		1.89		(1.19)		32
11.50	1,289	1.54		1.85		(1.17)		39
2.91	2,264	1.51	(c)(d)	1.80	(c)(d)	(1.24	)(c)(d)	55
(0.98)	1,550	1.52		1.81		(1.21)		48
50.42	2,192	1.63		1.90		(1.25)		63

11.04%	$24,419	1.49%		1.93%		(1.26)%		47%
18.84	27,984	1.54		1.93		(1.20)		32
11.53	30,768	1.54		1.91		(1.17)		39
2.83	34,575	1.54	(c)(d)	1.80	(c)(d)	(1.26	)(c)(d)	55
(0.97)	33,513	1.54		1.80		(1.25)		48
50.51	41,713	1.54		2.01		(1.10)		63

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	295

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Emerging Markets Value:
Class A
9/30/2018	$17.24	$0.41	$(1.14)	$(0.73)	$(0.26)	$(0.07)
9/30/2017	14.31	0.40	2.85	3.25	(0.32)	—
9/30/2016	12.34	0.47	1.90	2.37	(0.40)	—
12/1/2014 - 9/30/2015#	15.45	0.49	(2.74)	(2.25)	(0.62)	(0.24)
11/30/2014	15.42	0.37	0.08	0.45	(0.42)	—
12/18/2012* - 11/30/2013	15.00	0.35	0.27	0.62	(0.20)	—
Class C
9/30/2018	$17.33	$0.24	$(1.11)	$(0.87)	$(0.16)	$(0.07)
9/30/2017	14.29	0.34	2.81	3.15	(0.11)	—
9/30/2016	12.31	0.32	1.96	2.28	(0.30)	—
12/1/2014 - 9/30/2015#	15.40	0.36	(2.68)	(2.32)	(0.53)	(0.24)
11/30/2014	15.35	0.28	0.05	0.33	(0.28)	—
12/18/2012* - 11/30/2013	15.00	0.14	0.36	0.50	(0.15)	—
Class P
9/30/2018	$17.13	$0.36	$(1.08)	$(0.72)	$(0.18)	$(0.07)
9/30/2017	14.31	0.46	2.78	3.24	(0.42)	—
9/30/2016	12.46	0.62	1.80	2.42	(0.57)	—
12/1/2014 - 9/30/2015#	15.56	0.49	(2.74)	(2.25)	(0.61)	(0.24)
11/30/2014	15.45	0.43	0.05	0.48	(0.37)	—
12/18/2012* - 11/30/2013	15.00	0.36	0.27	0.63	(0.18)	—
Institutional Class
9/30/2018	$17.49	$0.42	$(1.11)	$(0.69)	$(0.44)	$(0.07)
9/30/2017	14.46	0.44	2.91	3.35	(0.32)	—
9/30/2016	12.47	0.43	2.01	2.44	(0.45)	—
12/1/2014 - 9/30/2015#	15.57	0.51	(2.74)	(2.23)	(0.63)	(0.24)
11/30/2014	15.46	0.46	0.03	0.49	(0.38)	—
12/18/2012* - 11/30/2013	15.00	0.39	0.26	0.65	(0.19)	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)

Payments from Affiliates increased the end of year net asset value (“NAV”) and total return by $0.02 and 0.15%, respectively, for Class A, $0.02 and 0.14%, respectively, for Class C, $0.02 and 0.14%, respectively, for Class P and $0.01 and 0.07%, respectively for Institutional Class. If the Affiliates had not made these payments, the end of year NAV and total return would have been $17.22 and 22.92%, respectively, for Class A, $17.31 and 21.92%, respectively, for Class C, $17.11 and 23.08%, respectively, for Class P and $17.48 and 23.26%, respectively for Institutional Class.

(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(f)	Annualized, unless otherwise noted.
(g)	Certain expenses incurred by the Fund were not annualized.

296	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.33)	$16.18		(4.36)%		$22,590	1.14%		1.65%		2.31%		116%
(0.32)	17.24	(c)	23.07	(c)	11,026	1.22	(d)	3.32	(d)	2.58	(d)	120
(0.40)	14.31	(e)	19.57	(e)	2,141	1.39		7.84		3.62		104
(0.86)	12.34		(15.12)		207	1.55	(f)(g)	6.55	(f)(g)	4.13	(f)(g)	93
(0.42)	15.45		2.94		110	1.55		4.86		2.33		85
(0.20)	15.42		4.14		19	1.55	(f)	17.07	(f)	2.41	(f)	67

$(0.23)	$16.23		(5.08)%		$1,196	1.90%		2.38%		1.35%		116%
(0.11)	17.33	(c)	22.06	(c)	527	1.95	(d)	4.00	(d)	2.16	(d)	120
(0.30)	14.29	(e)	18.80	(e)	113	2.16		8.01		2.49		104
(0.77)	12.31		(15.62)		104	2.30	(f)(g)	7.39	(f)(g)	3.12	(f)(g)	93
(0.28)	15.40		2.19		73	2.30		5.60		1.82		85
(0.15)	15.35		3.40		25	2.30	(f)	19.41	(f)	1.00	(f)	67

$(0.25)	$16.16		(4.30)%		$3,312	0.98%		1.48%		2.03%		116%
(0.42)	17.13	(c)	23.22	(c)	19,899	1.05	(d)	3.00	(d)	2.99	(d)	120
(0.57)	14.31	(e)	19.95	(e)	139	1.20		7.47		4.67		104
(0.85)	12.46		(15.03)		9	1.39	(f)(g)	5.87	(f)(g)	4.12	(f)(g)	93
(0.37)	15.56		3.13		11	1.39		4.64		2.77		85
(0.18)	15.45		4.25		11	1.41	(f)	7.72	(f)	2.49	(f)	67

$(0.51)	$16.29		(4.12)%		$111,161	0.90%		1.39%		2.41%		116%
(0.32)	17.49	(c)	23.33	(c)	34,444	0.95	(d)	2.87	(d)	2.71	(d)	120
(0.45)	14.46	(e)	19.95	(e)	6,370	1.17		6.98		3.35		104
(0.87)	12.47		(14.91)		6,688	1.30	(f)(g)	5.93	(f)(g)	4.25	(f)(g)	93
(0.38)	15.57		3.18		7,889	1.30		4.63		2.96		85
(0.19)	15.46		4.38		6,470	1.30	(f)	7.78	(f)	2.70	(f)	67

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	297

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ International Small-Cap Value:
Class A
9/30/2018	$20.71	$0.34	$(0.95)	$(0.61)	$(0.41)	$—
9/30/2017	18.19	0.22	2.86	3.08	(0.56)	—
9/30/2016	18.19	0.46	0.61	1.07	(0.68)	(0.39)
12/1/2014 - 9/30/2015#	21.37	0.40	(1.22)	(0.82)	(0.57)	(1.79)
11/30/2014	21.06	0.39	0.62	1.01	(0.26)	(0.44)
11/30/2013	17.10	0.35	4.03	4.38	(0.33)	(0.09)
Class C
9/30/2018	$19.70	$0.16	$(0.90)	$(0.74)	$—	$—
9/30/2017	17.90	0.14	2.63	2.77	(0.97)	—
9/30/2016	17.91	0.26	0.66	0.92	(0.54)	(0.39)
12/1/2014 - 9/30/2015#	21.11	0.28	(1.21)	(0.93)	(0.48)	(1.79)
11/30/2014	21.04	0.23	0.63	0.86	(0.35)	(0.44)
11/30/2013	17.04	0.16	4.09	4.25	(0.16)	(0.09)
Class P
9/30/2018	$20.05	$0.37	$(0.91)	$(0.54)	$(0.42)	$—
9/30/2017	18.33	0.39	2.58	2.97	(1.25)	—
9/30/2016	18.40	0.46	0.63	1.09	(0.77)	(0.39)
12/1/2014 - 9/30/2015#	21.70	0.46	(1.27)	(0.81)	(0.70)	(1.79)
11/30/2014	21.27	0.44	0.62	1.06	(0.19)	(0.44)
11/30/2013	17.11	0.39	4.05	4.44	(0.19)	(0.09)
Institutional Class
9/30/2018	$20.81	$0.41	$(0.96)	$(0.55)	$(0.55)	$—
9/30/2017	18.69	0.35	2.77	3.12	(1.00)	—
9/30/2016	18.49	0.42	0.71	1.13	(0.54)	(0.39)
12/1/2014 - 9/30/2015#	21.59	0.46	(1.25)	(0.79)	(0.52)	(1.79)
11/30/2014	21.28	0.45	0.63	1.08	(0.33)	(0.44)
11/30/2013	17.12	0.43	4.03	4.46	(0.21)	(0.09)
Class R6
9/30/2018	$19.90	$0.39	$(0.90)	$(0.51)	$(0.43)	$—
9/30/2017	18.35	0.35	2.61	2.96	(1.41)	—
9/30/2016	18.49	0.52	0.62	1.14	(0.89)	(0.39)
9/8/2015* - 9/30/2015#	19.04	0.04	(0.59)	(0.55)	—	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

298	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.41)	$19.69	(e)	(3.05	)%(e)	$1,086	1.30%		5.83%		1.65%		61%
(0.56)	20.71		17.71		1,362	1.30		7.02		1.21		48
(1.07)	18.19		6.04		7,397	1.30		4.50		2.62		95
(2.36)	18.19		(4.14)		1,657	1.46	(c)(d)	3.08	(c)(d)	2.43	(c)(d)	74
(0.70)	21.37		4.98		2,736	1.45		2.64		1.80		76
(0.42)	21.06		26.08		2,272	1.45		4.81		1.81		50

$—	$18.96	(e)	(3.76	)%(e)	$169	2.05%		6.66%		0.77%		61%
(0.97)	19.70		16.83		488	2.05		7.31		0.78		48
(0.93)	17.90		5.26		928	2.07		5.04		1.49		95
(2.27)	17.91		(4.78)		1,250	2.21	(c)(d)	3.91	(c)(d)	1.73	(c)(d)	74
(0.79)	21.11		4.24		1,340	2.20		3.40		1.07		76
(0.25)	21.04		25.20		521	2.20		5.66		0.80		50

$(0.42)	$19.09	(e)	(2.79	)%(e)	$47	1.05%		5.53%		1.86%		61%
(1.25)	20.05		17.98		62	1.08		6.63		2.20		48
(1.16)	18.33		6.14		69	1.16		4.08		2.58		95
(2.49)	18.40		(4.03)		47	1.31	(c)(d)	2.92	(c)(d)	2.74	(c)(d)	74
(0.63)	21.70		5.17		39	1.30		2.39		1.98		76
(0.28)	21.27		26.28		14	1.31		4.63		2.04		50

$(0.55)	$19.71	(e)	(2.75	)%(e)	$1,770	1.00%		5.48%		1.97%		61%
(1.00)	20.81		18.11		1,928	1.03		6.32		1.88		48
(0.93)	18.69		6.25		1,889	1.08		3.84		2.29		95
(2.31)	18.49		(3.92)		6,832	1.21	(c)(d)	2.82	(c)(d)	2.75	(c)(d)	74
(0.77)	21.59		5.27		13,979	1.20		2.31		2.03		76
(0.30)	21.28		26.40		11,873	1.21		4.66		2.22		50

$(0.43)	$18.96	(e)	(2.67	)%(e)	$500	0.95%		5.50%		1.97%		61%
(1.41)	19.90		18.10		752	0.95		6.18		1.96		48
(1.28)	18.35		6.41		1,667	0.95		4.92		2.90		95
—	18.49		(2.89)		10	1.10	(c)(d)	3.29	(c)(d)	3.68	(c)(d)	74

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	299

Financial Highlights† (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI PerformanceFee Managed Futures Strategy:†
Class P
12/18/2017* - 9/30/2018	$10.00	$0.12	$(0.51)	$(0.39)	$—
Institutional Class
12/18/2017* - 9/30/2018	$10.00	$0.13	$(0.53)	$(0.40)	$—
Class R6
12/18/2017* - 9/30/2018	$10.00	$0.13	$(0.52)	$(0.39)	$—
AllianzGI PerformanceFee Structured US Equity:
Class P
12/18/2017* - 9/30/2018	$10.00	$0.14	$0.98	$1.12	$—
Institutional Class
12/18/2017* - 9/30/2018	$10.00	$0.18	$0.95	$1.13	$—
Class R6
12/18/2017* - 9/30/2018	$10.00	$0.13	$1.00	$1.13	$—
AllianzGI PerformanceFee Structured US Fixed Income:
Class P
12/18/2017* - 9/30/2018	$10.00	$0.16	$(0.24)	$(0.08)	$—
Institutional Class
12/18/2017* - 9/30/2018	$10.00	$0.09	$(0.17)	$(0.08)	$—
Class R6
12/18/2017* - 9/30/2018	$10.00	$0.16	$(0.24)	$(0.08)	$—
AllianzGI Preferred Securities and Income:
Class P
5/30/2018* - 9/30/2018	$15.00	$0.23	$0.03	$0.26	$(0.20)
Institutional Class
5/30/2018* - 9/30/2018	$15.00	$0.26	$—	$0.26	$(0.20)
Class R6
5/30/2018* - 9/30/2018	$15.00	$0.24	$0.03	$0.27	$(0.21)
AllianzGI Real Estate Debt:
Class P
12/27/2017* - 9/30/2018	$15.00	$0.20	$(0.02)	$0.18	$(0.23)
Institutional Class
12/27/2017* - 9/30/2018	$15.00	$0.21	$(0.02)	$0.19	$(0.24)

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†

Consolidated Financial Highligths for the AllianzGI PerformanceFee Managed Futures Strategy Fund. These financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., a wholly-owned subsidiary of the AllianzGI PerformanceFee Managed Futures Strategy Fund. See Note 14.

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

300	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)(d)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)(d)	Portfolio Turnover Rate

$9.61	(3.90)%	$10	0.20%	4.01%	1.59%	121%

$9.60	(4.00)%	$515	0.15%	5.42%	1.74%	121%

$9.61	(3.90)%	$15,254	0.10%	4.00%	1.70%	121%

$11.12	11.20%	$11	0.61%	1.75%	1.71%	2%

$11.13	11.30%	$40,290	0.62%	1.58%	2.12%	2%

$11.13	11.30%	$42,774	0.61%	1.72%	1.64%	2%

$9.92	(0.80)%	$10	0.30%	1.97%	2.04%	1%

$9.92	(0.80)%	$10	0.30%	34.22%	1.17%	1%

$9.92	(0.80)%	$24,958	0.30%	2.00%	2.03%	1%

$15.06	1.74%	$10	0.60%	3.21%	4.62%	39%

$15.06	1.76%	$1,548	0.56%	4.22%	5.28%	39%

$15.06	1.78%	$10,157	0.50%	3.22%	4.71%	39%

$14.95	1.18%	$10	0.68%	3.39%	1.75%	39%

$14.95	1.25%	$15,237	0.58%	3.26%	1.88%	39%

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	301

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Short Duration High Income:
Class A
9/30/2018	$15.18	$0.59	$(0.16)	$0.43	$(0.68)	$—
9/30/2017	15.29	0.60	0.04	0.64	(0.75)	—
9/30/2016	15.04	0.72	0.38	1.10	(0.85)	—
12/1/2014 - 9/30/2015#	15.59	0.57	(0.46)	0.11	(0.66)	—
11/30/2014	15.92	0.64	(0.23)	0.41	(0.74)	—
11/30/2013	15.97	0.63	0.09	0.72	(0.76)	(0.01)
Class C
9/30/2018	$15.15	$0.55	$(0.15)	$0.40	$(0.65)	$—
9/30/2017	15.27	0.56	0.03	0.59	(0.71)	—
9/30/2016	15.00	0.68	0.38	1.06	(0.79)	—
12/1/2014 - 9/30/2015#	15.56	0.53	(0.46)	0.07	(0.63)	—
11/30/2014	15.89	0.60	(0.23)	0.37	(0.70)	—
11/30/2013	15.94	0.59	0.09	0.68	(0.72)	(0.01)
Class P
9/30/2018	$15.13	$0.62	$(0.15)	$0.47	$(0.72)	$—
9/30/2017	15.24	0.63	0.05	0.68	(0.79)	—
9/30/2016	15.03	0.74	0.38	1.12	(0.91)	—
12/1/2014 - 9/30/2015#	15.58	0.60	(0.47)	0.13	(0.68)	—
11/30/2014	15.92	0.66	(0.23)	0.43	(0.77)	—
11/30/2013	15.96	0.66	0.10	0.76	(0.79)	(0.01)
Institutional Class
9/30/2018	$15.14	$0.63	$(0.15)	$0.48	$(0.73)	$—
9/30/2017	15.25	0.64	0.04	0.68	(0.79)	—
9/30/2016	15.05	0.76	0.37	1.13	(0.93)	—
12/1/2014 - 9/30/2015#	15.60	0.60	(0.45)	0.15	(0.70)	—
11/30/2014	15.94	0.68	(0.24)	0.44	(0.78)	—
11/30/2013	15.99	0.67	0.09	0.76	(0.80)	(0.01)
Class R6
9/30/2018	$15.14	$0.64	$(0.16)	$0.48	$(0.73)	$—
2/1/2017* - 9/30/2017	15.18	0.42	0.03	0.45	(0.49)	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

302	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.68)	$14.93	2.95%	$150,899	0.89%		0.89%		3.92%		60%
(0.75)	15.18	4.27	218,312	0.89		0.89		3.94		88
(0.85)	15.29	7.65	226,149	0.85		0.85		4.85		63
(0.66)	15.04	0.67	164,978	0.86	(c)(d)	0.86	(c)(d)	4.44	(c)(d)	65
(0.74)	15.59	2.60	163,070	0.85		0.88		4.01		94
(0.77)	15.92	4.60	168,536	0.85		0.90		3.98		63

$(0.65)	$14.90	2.74%	$135,483	1.11%		1.11%		3.70%		60%
(0.71)	15.15	4.00	148,587	1.12		1.12		3.70		88
(0.79)	15.27	7.42	132,649	1.13		1.13		4.58		63
(0.63)	15.00	0.38	100,557	1.15	(c)(d)	1.15	(c)(d)	4.15	(c)(d)	65
(0.70)	15.56	2.38	89,801	1.10		1.13		3.78		94
(0.73)	15.89	4.36	63,680	1.10		1.16		3.74		63

$(0.72)	$14.88	3.21%	$411,367	0.65%		0.65%		4.14%		60%
(0.79)	15.13	4.56	700,376	0.63		0.63		4.19		88
(0.91)	15.24	7.84	554,281	0.66		0.66		4.97		63
(0.68)	15.03	0.83	330,431	0.64	(c)(d)	0.64	(c)(d)	4.65	(c)(d)	65
(0.77)	15.58	2.74	248,345	0.70		0.70		4.20		94
(0.80)	15.92	4.83	121,747	0.70		0.71		4.14		63

$(0.73)	$14.89	3.26%	$388,443	0.60%		0.60%		4.20%		60%
(0.79)	15.14	4.61	539,078	0.59		0.59		4.22		88
(0.93)	15.25	7.90	420,440	0.58		0.58		5.10		63
(0.70)	15.05	0.91	445,473	0.60	(c)(d)	0.60	(c)(d)	4.70	(c)(d)	65
(0.78)	15.60	2.81	225,643	0.60		0.60		4.28		94
(0.81)	15.94	4.87	179,676	0.61		0.61		4.23		63

$(0.73)	$14.89	3.29%	$52,922	0.55%		0.55%		4.27%		60%
(0.49)	15.14	3.04	70,595	0.56	(c)	0.56	(c)	4.25	(c)	88

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	303

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Loss	Total from Investment Operations	Net Asset Value, End of Period	Total Return (b)
AllianzGI Short Term Bond:
Class A
8/23/2018* - 9/30/2018	$15.00	$0.04	$(0.02)	$0.02	$15.02	0.13%
Class P
8/23/2018* - 9/30/2018	$15.00	$0.04	$(0.02)	$0.02	$15.02	0.13%
Institutional Class
8/23/2018* - 9/30/2018	$15.00	$0.04	$(0.02)	$0.02	$15.02	0.13%

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

304	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)(d)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)(d)	Portfolio Turnover Rate

$10	0.64%	10.85%	2.41%	—%

$10	0.49%	10.60%	2.56%	—%

$5,164	0.39%	10.62%	2.68%	—%

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	305

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Structured Return:
Class A
9/30/2018	$16.26	$0.10	$0.41	$0.51	$(0.10)	$(0.51)
9/30/2017	15.85	0.09	0.74	0.83	(0.06)	(0.36)
9/30/2016	15.47	0.15	0.51	0.66	(0.10)	(0.18)
12/1/2014 - 9/30/2015#	15.64	0.16	0.28	0.44	—	(0.61)
11/30/2014	15.87	(0.12)	0.65	0.53	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.28)	1.15	0.87	—	—
Class C
9/30/2018	$15.73	$(0.03)	$0.39	$0.36	$—	$(0.51)
9/30/2017	15.39	(0.04)	0.74	0.70	—	(0.36)
9/30/2016	15.12	0.02	0.51	0.53	(0.08)	(0.18)
12/1/2014 - 9/30/2015#	15.39	0.09	0.25	0.34	—	(0.61)
11/30/2014	15.73	(0.25)	0.67	0.42	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.39)	1.12	0.73	—	—
Class P
9/30/2018	$16.26	$0.13	$0.41	$0.54	$(0.15)	$(0.51)
9/30/2017	15.87	0.18	0.69	0.87	(0.12)	(0.36)
9/30/2016	15.53	0.17	0.53	0.70	(0.18)	(0.18)
12/1/2014 - 9/30/2015#	15.69	0.21	0.24	0.45	—	(0.61)
11/30/2014	15.89	(0.15)	0.71	0.56	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.26)	1.15	0.89	—	—
Institutional Class
9/30/2018	$16.42	$0.16	$0.40	$0.56	$(0.15)	$(0.51)
9/30/2017	15.96	0.14	0.74	0.88	(0.06)	(0.36)
9/30/2016	15.54	0.19	0.52	0.71	(0.11)	(0.18)
12/1/2014 - 9/30/2015#	15.72	0.22	0.24	0.46	(0.03)	(0.61)
11/30/2014	15.90	(0.08)	0.66	0.58	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.24)	1.14	0.90	—	—
Class R6
9/30/2018	$16.32	$0.15	$0.40	$0.55	$(0.12)	$(0.51)
12/5/2016* - 9/30/2017	16.13	0.15	0.58	0.73	(0.18)	(0.36)

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized, unless otherwise noted.
(f)	Certain expenses incurred by the Fund were not annualized.

306	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.61)	$16.16		3.23%		$110,429	0.98	%(d)	1.04	%(d)	0.61	%(d)	586%
(0.42)	16.26	(c)	5.35	(c)	136,344	1.02	(d)	1.15	(d)	0.57	(d)	680
(0.28)	15.85		4.32		96,870	1.15	(d)	1.17	(d)	0.95	(d)	500
(0.61)	15.47		2.93		8,014	1.15	(d)(e)(f)	1.58	(d)(e)(f)	1.28	(d)(e)(f)	34
(0.76)	15.64		3.52		2,551	1.52		4.22		(0.75)		229
—	15.87		5.80		517	1.90	(e)	7.34	(e)	(1.86	)(e)	—

$(0.51)	$15.58		2.34%		$16,862	1.78	%(d)	1.78	%(d)	(0.18	)%(d)	586%
(0.36)	15.73	(c)	4.61	(c)	16,535	1.80	(d)	1.87	(d)	(0.24	)(d)	680
(0.26)	15.39		3.52		12,605	1.90	(d)	1.97	(d)	0.10	(d)	500
(0.61)	15.12		2.31		3,803	1.90	(d)(e)(f)	2.09	(d)(e)(f)	0.70	(d)(e)(f)	34
(0.76)	15.39		2.82		138	2.31		4.74		(1.64)		229
—	15.73		4.87		74	2.65	(e)	6.91	(e)	(2.60	)(e)	—

$(0.66)	$16.14		3.40%		$150,441	0.77	%(d)	0.77	%(d)	0.85	%(d)	586%
(0.48)	16.26	(c)	5.59	(c)	136,127	0.79	(d)	0.83	(d)	1.12	(d)	680
(0.36)	15.87		4.55		20,664	0.96	(d)	0.96	(d)	1.11	(d)	500
(0.61)	15.53		2.99		503	1.00	(d)(e)(f)	1.16	(d)(e)(f)	1.67	(d)(e)(f)	34
(0.76)	15.69		3.72		37	1.50		3.73		(1.00)		229
—	15.89		5.93		61	1.75	(e)	5.97	(e)	(1.69	)(e)	—

$(0.66)	$16.32		3.52%		$345,453	0.69	%(d)	0.77	%(d)	1.01	%(d)	586%
(0.42)	16.42	(c)	5.62	(c)	205,068	0.74	(d)	0.87	(d)	0.86	(d)	680
(0.29)	15.96		4.60		146,194	0.90	(d)	0.90	(d)	1.21	(d)	500
(0.64)	15.54		3.08		55,028	0.90	(d)(e)(f)	1.22	(d)(e)(f)	1.71	(d)(e)(f)	34
(0.76)	15.72		3.84		15,142	1.28		3.65		(0.54)		229
—	15.90		6.00		7,978	1.65	(e)	5.64	(e)	(1.60	)(e)	—

$(0.63)	$16.24		3.47%		$50,899	0.67	%(d)	0.71	%(d)	0.97	%(d)	586%
(0.54)	16.32	(c)	4.64	(c)	34,047	0.68	(d)(e)	0.76	(d)(e)	1.17	(d)(e)	680

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	307

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI U.S. Equity Hedged:
Class A
9/30/2018	$17.80	$0.09	$1.35	$1.44	$(0.30)	$—
9/30/2017	16.20	0.13	1.71	1.84	(0.24)	—
9/30/2016	15.79	0.11	0.53	0.64	(0.23)	—
12/1/2014 - 9/30/2015#	17.74	0.14	(1.09)	(0.95)	(0.02)	(0.98)
11/30/2014	17.26	0.12	1.45	1.57	(0.15)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.12	2.14	2.26	—	—
Class C
9/30/2018	$17.06	$(0.05)	$1.30	$1.25	$(0.22)	$—
9/30/2017	15.59	—	1.63	1.63	(0.16)	—
9/30/2016	15.43	0.01	0.51	0.52	(0.36)	—
12/1/2014 - 9/30/2015#	17.45	0.05	(1.09)	(1.04)	—	(0.98)
11/30/2014	17.14	(0.01)	1.44	1.43	(0.18)	(0.94)
12/3/2012* - 11/30/2013	15.00	—	2.14	2.14	—	—
Class P
9/30/2018	$17.61	$0.12	$1.33	$1.45	$(0.38)	$—
9/30/2017	16.18	0.18	1.65	1.83	(0.40)	—
9/30/2016	15.92	0.14	0.54	0.68	(0.42)	—
12/1/2014 - 9/30/2015#	17.90	0.15	(1.10)	(0.95)	(0.05)	(0.98)
11/30/2014	17.29	0.15	1.47	1.62	(0.07)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.15	2.14	2.29	—	—
Institutional Class
9/30/2018	$17.92	$0.16	$1.33	$1.49	$(0.20)	$—
9/30/2017	16.24	0.14	1.74	1.88	(0.20)	—
9/30/2016	15.86	0.11	0.59	0.70	(0.32)	—
12/1/2014 - 9/30/2015#	17.89	0.18	(1.11)	(0.93)	(0.12)	(0.98)
11/30/2014	17.31	0.17	1.46	1.63	(0.11)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.17	2.14	2.31	—	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(e)	Annualized, unless otherwise noted.
(f)	Certain expenses incurred by the Fund were not annualized.

308	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.30)	$18.94		8.13%		$544	1.25	%(c)	7.40	%(c)	0.50	%(c)	21%
(0.24)	17.80		11.44		582	1.25	(c)	8.26	(c)	0.75	(c)	—
(0.23)	16.20	(d)	4.11	(d)	624	1.25	(c)	3.63	(c)	0.70	(c)	6
(1.00)	15.79		(5.68)		1,067	1.26	(c)(e)(f)	2.31	(c)(e)(f)	0.98	(c)(e)(f)	98
(1.09)	17.74	(d)	9.57	(d)	1,491	1.25		3.70		0.70		5
—	17.26		15.07		1,416	1.25	(e)	9.81	(e)	0.74	(e)	6

$(0.22)	$18.09		7.35%		$230	2.00	%(c)	8.20	%(c)	(0.26	)%(c)	21%
(0.16)	17.06		10.51		278	2.00	(c)	6.58	(c)	(0.01	)(c)	—
(0.36)	15.59	(d)	3.42	(d)	271	2.00	(c)	4.37	(c)	0.06	(c)	6
(0.98)	15.43		(6.31)		280	2.01	(c)(e)(f)	2.93	(c)(e)(f)	0.36	(c)(e)(f)	98
(1.12)	17.45	(d)	8.78	(d)	180	2.00		4.48		(0.05)		5
—	17.14		14.27		122	2.00	(e)	11.10	(e)	(0.01	)(e)	6

$(0.38)	$18.68		8.28%		$69	1.10	%(c)	7.20	%(c)	0.65	%(c)	21%
(0.40)	17.61		11.51		19	1.10	(c)	5.59	(c)	1.05	(c)	—
(0.42)	16.18	(d)	4.31	(d)	12	1.10	(c)	3.29	(c)	0.91	(c)	6
(1.03)	15.92		(5.62)		12	1.11	(c)(e)(f)	1.91	(c)(e)(f)	1.06	(c)(e)(f)	98
(1.01)	17.90	(d)	9.77	(d)	13	1.10		3.38		0.85		5
—	17.29		15.27		12	1.11	(e)	8.71	(e)	0.96	(e)	6

$(0.20)	$19.21		8.36%		$2,085	1.00	%(c)	7.10	%(c)	0.86	%(c)	21%
(0.20)	17.92		11.66		1,705	1.00	(c)	5.12	(c)	0.81	(c)	—
(0.32)	16.24	(d)	4.45	(d)	4,745	1.00	(c)	3.09	(c)	0.68	(c)	6
(1.10)	15.86		(5.55)		12,973	1.01	(c)(e)(f)	1.98	(c)(e)(f)	1.27	(c)(e)(f)	98
(1.05)	17.89	(d)	9.87	(d)	12,678	1.00		3.04		1.00		5
—	17.31		15.40		5,395	1.00	(e)	8.82	(e)	1.05	(e)	6

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	309

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period
AllianzGI Ultra Micro Cap:
Class A
9/30/2018	$23.68	$(0.37)	$2.79	$2.42	$(5.58)	$20.52
9/30/2017	21.85	(0.42)	4.04	3.62	(1.79)	23.68	(c)
9/30/2016	22.58	(0.38)	1.64	1.26	(1.99)	21.85
12/1/2014 - 9/30/2015#	23.75	(0.35)	(0.61)	(0.96)	(0.21)	22.58
11/30/2014	24.34	(0.44)	(0.04)	(0.48)	(0.11)	23.75
11/30/2013	15.53	(0.29)	9.11	8.82	(0.01)	24.34
Class P
9/30/2018	$24.03	$(0.31)	$2.85	$2.54	$(5.58)	$20.99
9/30/2017	22.08	(0.35)	4.09	3.74	(1.79)	24.03	(c)
9/30/2016	22.74	(0.32)	1.65	1.33	(1.99)	22.08
12/1/2014 - 9/30/2015#	23.86	(0.30)	(0.61)	(0.91)	(0.21)	22.74
11/30/2014	24.40	(0.39)	(0.04)	(0.43)	(0.11)	23.86
11/30/2013	15.54	(0.24)	9.11	8.87	(0.01)	24.40
Institutional Class
9/30/2018	$24.08	$(0.31)	$2.85	$2.54	$(5.58)	$21.04
9/30/2017	22.13	(0.36)	4.10	3.74	(1.79)	24.08	(c)
9/30/2016	22.77	(0.32)	1.67	1.35	(1.99)	22.13
12/1/2014 - 9/30/2015#	23.93	(0.34)	(0.61)	(0.95)	(0.21)	22.77
11/30/2014	24.49	(0.40)	(0.05)	(0.45)	(0.11)	23.93
11/30/2013	15.59	(0.26)	9.17	8.91	(0.01)	24.49

#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

310	Annual Report	| September 30, 2018 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

13.62%	$8,898	2.09%		2.37%		(1.86)%		41%
17.69 (c)	12,331	2.35		2.40		(1.93)		33
5.73	19,312	2.26		2.26		(1.83)		32
(4.08)	41,119	2.08	(d)(e)	2.08	(d)(e)	(1.70	)(d)(e)	43
(1.98)	53,192	2.16		2.16		(1.81)		66
56.82	61,525	2.20		2.30		(1.41)		59

13.98%	$5,925	1.75%		2.09%		(1.50)%		41%
18.07 (c)	4,478	2.02		2.07		(1.62)		33
6.02	5,343	1.97		1.97		(1.54)		32
(3.84)	7,710	1.81	(d)(e)	1.81	(d)(e)	(1.42	)(d)(e)	43
(1.77)	10,561	1.94		1.94		(1.67)		66
57.10	858	2.01		2.07		(1.19)		59

13.95%	$18,979	1.75%		2.12%		(1.51)%		41%
18.04 (c)	21,208	2.06		2.12		(1.65)		33
6.10	23,504	1.94		1.94		(1.52)		32
(4.00)	43,621	1.97	(d)(e)	1.97	(d)(e)	(1.60	)(d)(e)	43
(1.84)	49,525	2.00		2.00		(1.65)		66
57.18	62,641	2.00		2.00		(1.24)		59

See accompanying Notes to Financial Statements	| September 30, 2018 |	Annual Report	311

Notes to Financial Statements

September 30, 2018

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds Multi-Strategy Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end registered investment management company organized as a Massachusetts business trust and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services-Investment Companies. As of September 30, 2018, the Trust consisted of forty separate investment series (each a “Fund” and together the “Funds”). Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Funds’ investment manager. The Investment Manager is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust offers up to seven classes of shares to new and existing investors: A, C, R, P, Institutional, R6 and Administrative. Shares of AllianzGI Convertible are currently not available for purchase by any new investor, and shareholders of other series of the Trust or series of Allianz Funds are no longer permitted to exchange any of their shares for shares of AllianzGI Convertible, with certain exceptions.

The following Funds sold and issued shares of beneficial interest to Allianz Funds Investments, Inc. (“AFI”) during the periods or years ended September 30, 2018 and September 30, 2017. AFI is an indirect, wholly-owned subsidiary of Allianz SE.

AllianzGI Multi Asset Income
Class	Date	Shares	Amount
Institutional	2/1/18	560	$10,000

AllianzGI Core Bond
Class	Date	Shares	Amount
P	5/30/18	667	$10,000
Institutional	5/30/18	667	10,000
R6	5/30/18	1,665,333	24,980,000
Totals		1,666,667	$25,000,000

AllianzGI Core Plus Bond
Class	Date	Shares	Amount
P	5/30/18	667	$10,000
Institutional	5/30/18	667	10,000
R6	5/30/18	2,665,333	39,980,000
Totals		2,666,667	$40,000,000

AllianzGI Global High Yield
Class	Date	Shares	Amount
P	5/3/17	667	$10,000
Institutional	5/3/17	1,333,333	20,000,000
Totals		1,334,000	$20,010,000

AllianzGI PerformanceFee Managed Futures Strategy
Class	Date	Shares	Amount
P	12/18/17	1,000	$10,000
Institutional	12/18/17	1,000	10,000
R6	12/18/17	3,000	30,000
Totals		5,000	$50,000

AllianzGI Preferred Securities and Income
Class	Date	Shares	Amount
P	5/30/18	667	$10,000
Institutional	5/30/18	667	10,000
R6	5/30/18	665,333	9,980,000
Totals		666,667	$10,000,000

AllianzGI Real Estate Debt
Class	Date	Shares	Amount
P	12/27/17	667	$10,000
Institutional	12/27/17	666,666	10,000,000
Totals		667,333	$10,010,000

AllianzGI Short Duration High Income
Class	Date	Shares	Amount
R6	2/1/17	659	$10,000

AllianzGI Short Term Bond
Class	Date	Shares	Amount
A	8/23/18	667	$10,000
P	8/23/18	667	10,000
Institutional	8/23/18	332,000	4,980,000
Totals		333,334	$5,000,000

AllianzGI Structured Return
Class	Date	Shares	Amount
R6	12/2/16	620	$10,000

The following Funds sold and issued shares of beneficial interest to Allianz of America, Inc. (“Allianz of America”) during the period ended September 30, 2018. Allianz of America is an indirect, wholly-owned subsidiary of Allianz SE.

AllianzGI PerformanceFee Structured US Equity
Class	Date	Shares	Amount
P	12/18/17	1,000	$10,000
Institutional	12/18/17	1,000	10,000
R6	12/18/17	2,498,000	24,980,000
Totals		2,500,000	$25,000,000

AllianzGI PerformanceFee Structured US Fixed Income
Class	Date	Shares	Amount
P	12/18/17	1,000	$10,000
Institutional	12/18/17	1,000	10,000
R6	12/18/17	2,498,000	24,980,000
Totals		2,500,000	$25,000,000

312	September 30, 2018 |	Annual Report

The investment objective of each Fund is disclosed below. There can be no assurance that the Funds will meet their stated objectives.

Investment Objective
AllianzGI Retirement 2020	The Funds seek capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income and, secondarily, capital appreciation.
AllianzGI Retirement 2025
AllianzGI Retirement 2030
AllianzGI Retirement 2035
AllianzGI Retirement 2040
AllianzGI Retirement 2045
AllianzGI Retirement 2050
AllianzGI Retirement 2055
AllianzGI Multi Asset Income	The Fund seeks current income, and secondarily, capital appreciation. The Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund.
AllianzGI Global Allocation	The Fund seeks after-inflation capital appreciation and current income.
AllianzGI Best Styles Global Equity	The Funds seek long-term capital appreciation.
AllianzGI Best Styles International Equity
AllianzGI Best Styles U.S. Equity
AllianzGI Emerging Markets Consumer
AllianzGI Emerging Markets Small-Cap
AllianzGI Europe Equity Dividend
AllianzGI Global Dynamic Allocation
AllianzGI Global Sustainability
AllianzGI Global Water
AllianzGI International Growth
AllianzGI NFJ Emerging Markets Value
AllianzGI NFJ International Small-Cap Value
AllianzGI PerformanceFee Managed Futures Strategy
AllianzGI Structured Return
AllianzGI Convertible	The Fund seeks maximum total return, consisting of capital appreciation and current income.
AllianzGI Core Bond	The Fund seeks current income, consistent with minimal fluctuations of principal.
AllianzGI Core Plus Bond	The Fund seeks total return, consisting of current income and capital appreciation.
AllianzGI Emerging Markets Debt	The Fund seeks long-term capital appreciation and current income.
AllianzGI Global High Yield	The Fund seeks total return with a controlled level of portfolio risk.
AllianzGI High Yield Bond	The Fund seeks a high level of current income and capital growth.
AllianzGI International Small-Cap	The Funds seek maximum long-term capital appreciation.
AllianzGI Micro Cap
AllianzGI Ultra Micro Cap
AllianzGI PerformanceFee Structured US Equity	The Fund seeks to earn total return that exceeds the return of the S&P 500 Index.
AllianzGI PerformanceFee Structured US Fixed Income	The Fund seeks to earn total return that exceeds the return of the Bloomberg Barclays U.S. Aggregate Bond Index.
AllianzGI Preferred Securities and Income	The Fund seeks total return consisting of high current income and capital appreciation.
AllianzGI Real Estate Debt	The Fund seeks to achieve total return in excess of traditional, shorter-duration debt products while managing portfolio risk.
AllianzGI Short Duration High Income	The Fund seeks a high level of current income with lower volatility than the broader high yield market.
AllianzGI Short Term Bond	The Fund seeks capital preservation, followed by liquidity and positive total return.
AllianzGI U.S. Equity Hedged	The Fund seeks capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

Annual Report	| September 30, 2018	313

Notes to Financial Statements (cont’d)

September 30, 2018

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposures under these arrangements are unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss is expected to be remote.

In March 2017, the FASB issued Accounting Standards update (“ASU”) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the FASB issued ASU 2018-13 which changes the fair value measurement disclosure requirements for investment companies. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

On October 17, 2018, the Securities and Exchange Commission (“SEC”) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Funds’ financial statements for the year or period ended September 30, 2018. The distributions to shareholders in the September 30, 2017 Statement of Changes in Net Assets presented herein have not been reclassified to conform to the current year presentation.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees of each Fund (together, the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as necessary. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Trust’s Valuation Committee may be selected or the Trust’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures adopted by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Trust’s Valuation Committee.

Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of the common stock underlying the synthetic security.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

314	September 30, 2018 |	Annual Report

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m., Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

∎	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
∎	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
∎	Level 3—valuations based on significant unobservable inputs (including the Investment Manager’s or Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the period or year ended September 30, 2018 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations—U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities—Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations—Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Annual Report	| September 30, 2018	315

Notes to Financial Statements (cont’d)

September 30, 2018

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes—Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts— Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps—OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker/dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans—Senior Loans generally are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at September 30, 2018 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes to the Schedules of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Retirement 2020:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Mutual Funds	$31,083,856	—	—	$31,083,856
Exchange-Traded Funds	2,313,567	—	—	2,313,567
Repurchase Agreements	—	$892,000	—	892,000
	33,397,423	892,000	—	34,289,423
Other Financial Instruments* – Assets
Foreign Exchange Contracts	2,104	—	—	2,104
Market Price	9,082	—	—	9,082
	11,186	—	—	11,186
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(1,123)	—	—	(1,123)
Interest Rate Contracts	(16,478)	—	—	(16,478)
Market Price	(16,635)	—	—	(16,635)
	(34,236)	—	—	(34,236)
Totals	$33,374,373	$892,000	—	$34,266,373

316	September 30, 2018 |	Annual Report

AllianzGI Retirement 2025:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Mutual Funds	$48,727,738	—	—	$48,727,738
Exchange-Traded Funds	301,218	—	—	301,218
Repurchase Agreements	—	$1,117,000	—	1,117,000
	49,028,956	1,117,000	—	50,145,956
Other Financial Instruments* – Assets
Foreign Exchange Contracts	2,104	—	—	2,104
Interest Rate Contracts	7,522	—	—	7,522
Market Price	21,570	—	—	21,570
	31,196	—	—	31,196
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(2,245)	—	—	(2,245)
Interest Rate Contracts	(663)	—	—	(663)
Market Price	(19,720)	—	—	(19,720)
	(22,628)	—	—	(22,628)
Totals	$49,037,524	$1,117,000	—	$50,154,524

AllianzGI Retirement 2030:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Mutual Funds	$58,115,068	—	—	$58,115,068
Exchange-Traded Funds	235,255	—	—	235,255
Repurchase Agreements	—	$1,169,000	—	1,169,000
	58,350,323	1,169,000	—	59,519,323
Other Financial Instruments* – Assets
Foreign Exchange Contracts	2,103	—	—	2,103
Interest Rate Contracts	1,678	—	—	1,678
Market Price	26,431	—	—	26,431
	30,212	—	—	30,212
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(2,245)	—	—	(2,245)
Market Price	(45,070)	—	—	(45,070)
	(47,315)	—	—	(47,315)
Totals	$58,333,220	$1,169,000	—	$59,502,220

AllianzGI Retirement 2035:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Mutual Funds	$42,772,568	—	—	$42,772,568
Repurchase Agreements	—	$873,000	—	873,000
	42,772,568	873,000	—	43,645,568
Other Financial Instruments* – Assets
Foreign Exchange Contracts	2,103	—	—	2,103
Market Price	23,025	—	—	23,025
	25,128	—	—	25,128
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(2,245)	—	—	(2,245)
Market Price	(53,136)	—	—	(53,136)
	(55,381)	—	—	(55,381)
Totals	$42,742,315	$873,000	—	$43,615,315

Annual Report	| September 30, 2018	317

Notes to Financial Statements (cont’d)

September 30, 2018

AllianzGI Retirement 2040:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Mutual Funds	$45,185,814	—	—	$45,185,814
Repurchase Agreements	—	$805,000	—	805,000
	45,185,814	805,000	—	45,990,814
Other Financial Instruments* – Assets
Foreign Exchange Contracts	2,104	—	—	2,104
Market Price	25,616	—	—	25,616
	27,720	—	—	27,720
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(1,123)	—	—	(1,123)
Market Price	(68,283)	—	—	(68,283)
	(69,406)	—	—	(69,406)
Totals	$45,144,128	$805,000	—	$45,949,128

AllianzGI Retirement 2045:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Mutual Funds	$29,667,230	—	—	$29,667,230
Repurchase Agreements	—	$715,000	—	715,000
	29,667,230	715,000	—	30,382,230
Other Financial Instruments* – Assets
Foreign Exchange Contracts	2,104	—	—	2,104
Market Price	16,535	—	—	16,535
	18,639	—	—	18,639
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(1,123)	—	—	(1,123)
Market Price	(48,868)	—	—	(48,868)
	(49,991)	—	—	(49,991)
Totals	$29,635,878	$715,000	—	$30,350,878

AllianzGI Retirement 2050:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Mutual Funds	$31,576,258	—	—	$31,576,258
Repurchase Agreements	—	$714,000	—	714,000
	31,576,258	714,000	—	32,290,258
Other Financial Instruments* – Assets
Foreign Exchange Contracts	2,104	—	—	2,104
Market Price	19,620	—	—	19,620
	21,724	—	—	21,724
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(1,123)	—	—	(1,123)
Market Price	(53,356)	—	—	(53,356)
	(54,479)	—	—	(54,479)
Totals	$31,543,503	$714,000	—	$32,257,503

318	September 30, 2018 |	Annual Report

AllianzGI Retirement 2055:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Mutual Funds	$15,377,660	—	—	$15,377,660
Repurchase Agreements	—	$307,000	—	307,000
	15,377,660	307,000	—	15,684,660
Other Financial Instruments* – Assets
Foreign Exchange Contracts	2,104	—	—	2,104
Market Price	10,217	—	—	10,217
	12,321	—	—	12,321
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(1,123)	—	—	(1,123)
Market Price	(26,669)	—	—	(26,669)
	(27,792)	—	—	(27,792)
Totals	$15,362,189	$307,000	—	$15,669,189

AllianzGI Multi Asset Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Mutual Funds	$25,780,043	—	—	$25,780,043
Common Stock	4,820,280	—	—	4,820,280
Exchange-Traded Funds	4,232,684	—	—	4,232,684
Repurchase Agreements	—	$298,000	—	298,000
	34,833,007	298,000	—	35,131,007
Other Financial Instruments* – Assets
Interest Rate Contracts	19,933	—	—	19,933
Market Price	75,802	—	—	75,802
	95,735	—	—	95,735
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(544)	—	—	(544)
Interest Rate Contracts	(157,182)	—	—	(157,182)
Market Price	(16,580)	—	—	(16,580)
	(174,306)	—	—	(174,306)
Totals	$34,754,436	$298,000	—	$35,052,436

AllianzGI Global Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Mutual Funds	$302,864,165	—	—	$302,864,165
Exchange-Traded Funds	20,221,967	—	—	20,221,967
Repurchase Agreements	—	$4,752,000	—	4,752,000
	323,086,132	4,752,000	—	327,838,132
Other Financial Instruments* – Assets
Foreign Exchange Contracts	34,971	—	—	34,971
Market Price	186,563	—	—	186,563
	221,534	—	—	221,534
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(179,292)	—	—	(179,292)
Market Price	(129,965)	—	—	(129,965)
	(309,257)	—	—	(309,257)
Totals	$322,998,409	$4,752,000	—	$327,750,409

Annual Report	| September 30, 2018	319

Notes to Financial Statements (cont’d)

September 30, 2018

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Common Stock:
Australia	—	$7,071,103	—	$7,071,103
Austria	—	2,925,288	—	2,925,288
Belgium	—	167,011	—	167,011
China	$3,047,379	17,662,843	$1,154	20,711,376
Finland	—	1,629,745	—	1,629,745
France	299,525	25,345,215	—	25,644,740
Germany	249,689	7,940,317	—	8,190,006
Greece	—	—	42,719	42,719
Hong Kong	—	5,029,472	—	5,029,472
Hungary	—	411,733	—	411,733
Indonesia	—	2,330,594	—	2,330,594
Israel	—	1,150,130	—	1,150,130
Italy	201,109	7,142,958	—	7,344,067
Japan	—	37,031,089	—	37,031,089
Korea (Republic of)	2,224,231	7,972,014	—	10,196,245
Malaysia	—	2,826,128	—	2,826,128
Netherlands	662,745	6,285,215	—	6,947,960
New Zealand	—	712,640	—	712,640
Norway	141,810	3,407,470	—	3,549,280
Philippines	492,385	301,559	—	793,944
Portugal	—	261,418	—	261,418
Singapore	—	1,622,762	—	1,622,762
South Africa	520,527	2,124,539	—	2,645,066
Spain	—	5,008,905	—	5,008,905
Sweden	—	4,199,618	—	4,199,618
Switzerland	—	6,100,748	—	6,100,748
Taiwan	1,468,718	5,772,194	—	7,240,912
Thailand	—	—	3,535,634	3,535,634
Turkey	—	1,131,999	—	1,131,999
United Kingdom	1,514,068	22,421,742	—	23,935,810
All Other	318,384,041	—	—	318,384,041
Exchange-Traded Funds	2,380,098	—	—	2,380,098
Preferred Stock	—	1,733,810	—	1,733,810
Repurchase Agreements	—	135,000	—	135,000
	331,586,325	187,855,259	3,579,507	523,021,091
Other Financial Instruments* – Liabilities
Market Price	(14,105)	—	—	(14,105)
Totals	$331,572,220	$187,855,259	$3,579,507	$523,006,986

320	September 30, 2018 |	Annual Report

AllianzGI Best Styles International Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Common Stock:
Austria	$2,184	$307,170	—	$309,354
Brazil	71,611	—	—	71,611
Canada	99,417	—	—	99,417
China	36,460	111,807	—	148,267
France	70,835	2,796,206	—	2,867,041
Ireland	17,640	68,233	—	85,873
Italy	51,672	1,021,640	—	1,073,312
Mexico	61,885	—	—	61,885
Netherlands	55,047	648,943	—	703,990
Thailand	—	—	$58,610	58,610
United Kingdom	122,606	4,275,377	—	4,397,983
All Other	—	15,233,165	—	15,233,165
Exchange-Traded Funds	377,944	—	—	377,944
Preferred Stock	—	129,432	—	129,432
Repurchase Agreements	—	112,000	—	112,000
Totals	$967,301	$24,703,973	$58,610	$25,729,884

AllianzGI Best Styles U.S. Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Common Stock	$98,699,955	—	—	$98,699,955
Repurchase Agreements	—	$1,166,000	—	1,166,000
Totals	$98,699,955	$1,166,000	—	$99,865,955

AllianzGI Convertible:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Convertible Bonds & Notes:
IT Services	—	—	$1,866,247	$1,866,247
All Other	—	$459,051,116	—	459,051,116
Convertible Preferred Stock:
Banks	$15,360,003	—	—	15,360,003
Electric Utilities	7,046,708	—	—	7,046,708
Insurance	3,856,306	—	—	3,856,306
Metal Fabricate/Hardware	2,999,750	—	—	2,999,750
Oil, Gas & Consumable Fuels	4,797,413	—	—	4,797,413
All Other	—	34,957,332	—	34,957,332
Common Stock	1,007,268	—	—	1,007,268
Repurchase Agreements	—	27,206,000	—	27,206,000
Totals	$35,067,448	$521,214,448	$1,866,247	$558,148,143

Annual Report	| September 30, 2018	321

Notes to Financial Statements (cont’d)

September 30, 2018

AllianzGI Core Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
U.S. Government Agency Securities	—	$9,664,285	—	$9,664,285
U.S. Treasury Obligations	—	8,148,442	—	8,148,442
Asset-Backed Securities	—	7,557,167	—	7,557,167
Corporate Bonds & Notes	—	6,623,198	—	6,623,198
Mortgage-Backed Securities	—	944,419	—	944,419
Sovereign Debt Obligations	—	571,389	—	571,389
	—	33,508,900	—	33,508,900
Other Financial Instruments* – Assets
Credit Contracts	—	1,382	—	1,382
Interest Rate Contracts	$27,674	—	—	27,674
	27,674	1,382	—	29,056
Other Financial Instruments* – Liabilities
Credit Contracts	—	(4,049)	—	(4,049)
Interest Rate Contracts	(37,483)	—	—	(37,483)
	(37,483)	(4,049)	—	(41,532)
Totals	$(9,809)	$33,506,233	—	$33,496,424

AllianzGI Core Plus Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
U.S. Government Agency Securities	—	$13,425,168	—	$13,425,168
Corporate Bonds & Notes	—	11,413,923	—	11,413,923
Asset-Backed Securities	—	10,260,960	—	10,260,960
U.S. Treasury Obligations	—	7,957,442	—	7,957,442
Mortgage-Backed Securities	—	1,308,378	—	1,308,378
Sovereign Debt Obligations	—	749,823	—	749,823
	—	45,115,694	—	45,115,694
Other Financial Instruments* – Assets
Credit Contracts	—	2,073	—	2,073
Interest Rate Contracts	$21,688	—	—	21,688
	21,688	2,073	—	23,761
Other Financial Instruments* – Liabilities
Credit Contracts	—	(6,815)	—	(6,815)
Interest Rate Contracts	(49,930)	—	—	(49,930)
	(49,930)	(6,815)	—	(56,745)
Totals	$(28,242)	$45,110,952	—	$45,082,710

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Common Stock:
Brazil	$1,539,849	—	—	$1,539,849
China	2,666,042	$9,208,571	—	11,874,613
Hong Kong	114,316	435,878	—	550,194
India	1,577,586	2,116,936	—	3,694,522
Mexico	1,269,050	—	—	1,269,050
Russian Federation	1,258,946	—	—	1,258,946

322	September 30, 2018 |	Annual Report

AllianzGI Emerging Markets Consumer (cont’d):
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
South Africa	$226,157	—	—	$226,157
Thailand	—	—	$2,756,833	2,756,833
United States	3,587,477	—	—	3,587,477
All Other	—	$16,122,559	—	16,122,559
Preferred Stock	218,544	—	—	218,544
Repurchase Agreements	—	106,000	—	106,000
Totals	$12,457,967	$27,989,944	$2,756,833	$43,204,744

AllianzGI Emerging Markets Debt:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Sovereign Debt Obligations	—	$14,992,278	—	$14,992,278
Corporate Bonds & Notes	—	2,419,752	—	2,419,752
Repurchase Agreements	—	933,000	—	933,000
Totals	—	$18,345,030	—	$18,345,030

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Common Stock:
Brazil	$504,914	—	—	$504,914
Czech Republic	—	$53,512	$22,945	76,457
Greece	205,044	118,721	—	323,765
India	314,650	1,265,572	—	1,580,222
Korea (Republic of)	144,105	1,383,820	—	1,527,925
Malaysia	30,689	251,792	—	282,481
Mexico	52,892	—	—	52,892
Russian Federation	115,198	—	39,676	154,874
South Africa	248,186	—	—	248,186
Taiwan	18,779	1,920,732	—	1,939,511
Thailand	—	29,326	760,251	789,577
United Arab Emirates	32,207	—	—	32,207
All Other	—	2,180,482	—	2,180,482
Preferred Stock:
Brazil	62,255	—	—	62,255
Russian Federation	—	—	292,702	292,702
Repurchase Agreements	—	289,000	—	289,000
Totals	$1,728,919	$7,492,957	$1,115,574	$10,337,450

AllianzGI Europe Equity Dividend:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Common Stock:
France	$189,244	$1,315,225	—	$1,504,469
All Other	—	5,521,528	—	5,521,528
Totals	$189,244	$6,836,753	—	$7,025,997

Annual Report	| September 30, 2018	323

Notes to Financial Statements (cont’d)

September 30, 2018

AllianzGI Global Dynamic Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Common Stock:
Australia	—	$940,680	—	$940,680
Austria	$68,393	649,529	—	717,922
Belgium	—	76,208	—	76,208
China	755,994	5,589,289	$34	6,345,317
Czech Republic	55,719	62,207	—	117,926
Denmark	6,947	159,832	—	166,779
Finland	2,296	639,790	—	642,086
France	87,247	5,760,156	—	5,847,403
Germany	8,449	1,615,160	—	1,623,609
Greece	181,892	70,581	10,933	263,406
Hong Kong	20,824	1,474,951	—	1,495,775
Hungary	—	387,045	—	387,045
Indonesia	—	754,970	—	754,970
Israel	86,568	612,516	—	699,084
Italy	11,033	1,249,845	—	1,260,878
Japan	32,191	13,656,235	—	13,688,426
Korea (Republic of)	773,513	2,442,353	—	3,215,866
Malaysia	—	750,898	—	750,898
Netherlands	172,803	1,907,626	—	2,080,429
New Zealand	8,247	475,533	—	483,780
Norway	92,626	825,816	—	918,442
Philippines	202,563	140,916	—	343,479
Poland	—	101,211	—	101,211
Russian Federation	91,899	2,762	—	94,661
Singapore	8,772	1,182,634	—	1,191,406
South Africa	—	384,010	—	384,010
Spain	1,395	1,660,272	—	1,661,667
Sweden	—	1,254,877	—	1,254,877
Switzerland	—	1,868,093	—	1,868,093
Taiwan	—	2,369,141	2,868	2,372,009
Thailand	—	119,089	1,304,292	1,423,381
Turkey	—	499,282	—	499,282
United Kingdom	811,669	5,638,301	—	6,449,970
All Other	73,216,178	—	—	73,216,178
Corporate Bonds & Notes	—	32,921,845	—	32,921,845
U.S. Government Agency Securities	—	15,484,842	—	15,484,842
U.S. Treasury Obligations	—	13,955,886	—	13,955,886
Exchange-Traded Funds	13,395,166	—	—	13,395,166
Sovereign Debt Obligations	—	8,828,801	—	8,828,801
Mutual Funds	4,400,566	—	—	4,400,566
Preferred Stock:
Brazil	22,796	—	—	22,796
Colombia	102,429	—	—	102,429
All Other	—	573,212	—	573,212
Repurchase Agreements	—	8,982,000	—	8,982,000
	94,618,175	136,068,394	1,318,127	232,004,696

324	September 30, 2018 |	Annual Report

AllianzGI Global Dynamic Allocation (cont’d):
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Other Financial Instruments* – Assets
Interest Rate Contracts	$36,776	—	—	$36,776
Market Price	239,881	—	—	239,881
	276,657	—	—	276,657
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(3,376)	—	—	(3,376)
Interest Rate Contracts	(332,981)	—	—	(332,981)
Market Price	(353,626)	—	—	(353,626)
	(689,983)	—	—	(689,983)
Totals	$94,204,849	$136,068,394	$1,318,127	$231,591,370

AllianzGI Global High Yield:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Corporate Bonds & Notes	—	$21,089,377	—	$21,089,377
Sovereign Debt Obligations	—	146,770	—	146,770
U.S. Treasury Obligations	—	399,787	—	399,787
Repurchase Agreements	—	214,000	—	214,000
	—	21,849,934	—	21,849,934
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	15,116	—	15,116
Market Price	$3,081	—	—	3,081
	3,081	15,116	—	18,197
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(2,786)	—	(2,786)
Interest Rate Contracts	(3,467)	—	—	(3,467)
	(3,467)	(2,786)	—	(6,253)
Totals	$(386)	$21,862,264	—	$21,861,878

AllianzGI Global Sustainability:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Common Stock:
Australia	—	$592,338	—	$592,338
Denmark	—	534,800	—	534,800
France	—	1,085,857	—	1,085,857
Germany	—	3,498,637	—	3,498,637
Japan	—	1,999,094	—	1,999,094
Korea (Republic of)	—	632,846	—	632,846
Spain	—	1,779,751	—	1,779,751
Sweden	—	1,838,772	—	1,838,772
Switzerland	—	1,169,317	—	1,169,317
United Kingdom	—	5,466,946	—	5,466,946
All Other	$21,080,057	—	—	21,080,057
Repurchase Agreements	—	521,000	—	521,000
Totals	$21,080,057	$19,119,358	—	$40,199,415

Annual Report	| September 30, 2018	325

Notes to Financial Statements (cont’d)

September 30, 2018

AllianzGI Global Water:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Common Stock:
Austria	—	$24,886,432	—	$24,886,432
China	—	18,121,120	—	18,121,120
Finland	—	14,258,973	—	14,258,973
France	—	45,111,048	—	45,111,048
Germany	—	3,493,059	—	3,493,059
Japan	—	21,899,160	—	21,899,160
Sweden	—	30,407,043	—	30,407,043
Switzerland	$3,076,100	40,335,767	—	43,411,867
United Kingdom	—	56,210,534	—	56,210,534
All Other	384,658,513	—	—	384,658,513
Repurchase Agreements	—	9,725,000	—	9,725,000
Totals	$387,734,613	$264,448,136	—	$652,182,749

AllianzGI High Yield Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Corporate Bonds & Notes:
Commercial Services	—	$7,865,126	$126,445	$7,991,571
Media	—	8,951,353	55	8,951,408
All Other	—	151,702,591	—	151,702,591
Preferred Stock	—	—	6,121,626	6,121,626
Common Stock	—	—	577,518	577,518
Warrants	—	—	4	4
Repurchase Agreements	—	1,315,000	—	1,315,000
Totals	—	$169,834,070	$6,825,648	$176,659,718

AllianzGI International Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Common Stock:
Brazil	$824,246	—	—	$824,246
Canada	2,955,250	—	—	2,955,250
China	2,685,620	$1,239,502	—	3,925,122
India	486,497	372,662	—	859,159
Indonesia	266,944	239,639	—	506,583
Ireland	888,571	—	—	888,571
Mexico	227,562	—	—	227,562
All Other	—	17,985,375	—	17,985,375
Repurchase Agreements	—	837,000	—	837,000
Totals	$8,334,690	$20,674,178	—	$29,008,868

326	September 30, 2018 |	Annual Report

AllianzGI International Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Common Stock:
Philippines	$203,887	—	—	$203,887
All Other	—	$164,586,708	—	164,586,708
Preferred Stock	—	2,172,920	—	2,172,920
Repurchase Agreements	—	1,105,000	—	1,105,000
Totals	$203,887	$167,864,628	—	$168,068,515

AllianzGI Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Common Stock	$28,224,076	—	—	$28,224,076
Repurchase Agreements	—	$489,000	—	489,000
Totals	$28,224,076	$489,000	—	$28,713,076

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Common Stock:
Brazil	$5,623,648	—	—	$5,623,648
Chile	1,125,402	—	—	1,125,402
China	1,090,428	$35,549,007	$921,981	37,561,416
Korea (Republic of)	905,004	14,319,272	—	15,224,276
Mexico	7,215,950	—	—	7,215,950
Peru	914,851	—	—	914,851
Russian Federation	2,269,212	—	3,731,478	6,000,690
South Africa	2,954,745	3,560,076	—	6,514,821
Taiwan	1,199,783	13,849,335	—	15,049,118
United States	889,576	—	—	889,576
All Other	—	32,641,584	—	32,641,584
Preferred Stock:
Brazil	3,213,033	—	—	3,213,033
Korea (Republic of)	1,178,548	2,377,962	—	3,556,510
Totals	$28,580,180	$102,297,236	$4,653,459	$135,530,875

AllianzGI NFJ International Small-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Common Stock:
Belgium	$39,775	—	—	$39,775
Canada	145,770	—	—	145,770
France	36,695	$110,905	—	147,600
Israel	28,944	31,630	—	60,574
Mexico	111,082	—	—	111,082
Norway	22,706	57,325	—	80,031
Peru	25,479	—	—	25,479
Russian Federation	27,750	—	—	27,750
Singapore	71,012	120,075	—	191,087

Annual Report	| September 30, 2018	327

Notes to Financial Statements (cont’d)

September 30, 2018

AllianzGI NFJ International Small-Cap Value (cont’d):
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
South Africa	$48,670	$24,185	—	$72,855
Spain	67,052	83,966	—	151,018
Sweden	27,353	61,129	—	88,482
United Kingdom	347,041	519,493	—	866,534
United States	28,679	—	—	28,679
All Other	—	1,511,774	—	1,511,774
Totals	$1,028,008	$2,520,482	—	$3,548,490

AllianzGI PerformanceFee Managed Futures Strategy:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
U.S. Treasury Obligations	—	$13,421,289	—	$13,421,289
Repurchase Agreements	—	445,000	—	445,000
	—	13,866,289	—	13,866,289
Other Financial Instruments* – Assets
Commodity Contracts	$117,768	—	—	117,768
Credit Contracts	—	31,787	—	31,787
Foreign Exchange Contracts	84,501	—	—	84,501
Market Price	104,670	—	—	104,670
	306,939	31,787	—	338,726
Other Financial Instruments* – Liabilities
Commodity Contracts	(75,272)	—	—	(75,272)
Credit Contracts	—	(3,055)	—	(3,055)
Foreign Exchange Contracts	(21,654)	—	—	(21,654)
Interest Rate Contracts	(44,858)	—	—	(44,858)
Market Price	(7,451)	—	—	(7,451)
	(149,235)	(3,055)	—	(152,290)
Totals	$157,704	$13,895,021	—	$14,052,725

AllianzGI PerformanceFee Structured US Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Exchange-Traded Funds	$82,043,730	—	—	$82,043,730
Options Purchased:
Market Price	295,201	$5,114	—	300,315
	82,338,931	5,114	—	82,344,045
Investments in Securities – Liabilities
Options Written:
Market Price	(445,332)	(5,852)	—	(451,184)
Totals	$81,893,599	$(738)	—	$81,892,861

328	September 30, 2018 |	Annual Report

AllianzGI PerformanceFee Structured US Fixed Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Exchange-Traded Funds	$24,873,280	—	—	$24,873,280
Options Purchased:
Market Price	36,192	$1,391	—	37,583
	24,909,472	1,391	—	24,910,863
Investments in Securities – Liabilities
Options Written:
Market Price	(59,061)	(1,592)	—	(60,653)
Totals	$24,850,411	$(201)	—	$24,850,210

AllianzGI Preferred Securities and Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Corporate Bonds & Notes	—	$10,543,153	—	$10,543,153
Convertible Preferred Stock	$681,564	—	—	681,564
Repurchase Agreements	—	388,000	—	388,000
Totals	$681,564	$10,931,153	—	$11,612,717

AllianzGI Real Estate Debt:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Mortgage-Backed Securities	—	$11,818,497	—	$11,818,497
Corporate Bonds & Notes	—	939,311	—	939,311
U.S. Government Agency Securities	—	773,824	—	773,824
Asset-Backed Securities	—	501,185	—	501,185
U.S. Treasury Obligations	—	1,196,832	—	1,196,832
	—	15,229,649	—	15,229,649
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	9,561	—	9,561
Interest Rate Contracts	$1,719	—	—	1,719
	1,719	9,561	—	11,280
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(101)	—	(101)
Interest Rate Contracts	(2,313)	—	—	(2,313)
	(2,313)	(101)	—	(2,414)
Totals	$(594)	$15,239,109	—	$15,238,515

AllianzGI Short Duration High Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Corporate Bonds & Notes	—	$974,464,489	—	$974,464,489
Senior Loans	—	111,763,140	—	111,763,140
Repurchase Agreements	—	6,580,000	—	6,580,000
Totals	—	$1,092,807,629	—	$1,092,807,629

Annual Report	| September 30, 2018	329

Notes to Financial Statements (cont’d)

September 30, 2018

AllianzGI Short Term Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Corporate Bonds & Notes	—	$3,910,143	—	$3,910,143
U.S. Treasury Obligations	—	796,437	—	796,437
U.S. Government Agency Securities	—	400,503	—	400,503
Totals	—	$5,107,083	—	$5,107,083

AllianzGI Structured Return:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Exchange-Traded Funds	$554,137,890	—	—	$554,137,890
Repurchase Agreements	—	$74,365,000	—	74,365,000
Options Purchased:
Market Price	1,732,582	—	—	1,732,582
	555,870,472	74,365,000	—	630,235,472
Investments in Securities – Liabilities
Options Written:
Market Price	(26,906,483)	—	—	(26,906,483)
Totals	$528,963,989	$74,365,000	—	$603,328,989

AllianzGI U.S. Equity Hedged:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Exchange-Traded Funds	$2,863,592	—	—	$2,863,592
Options Purchased:
Market Price	18,107	$14,210	—	32,317
	2,881,699	14,210	—	2,895,909
Investments in Securities – Liabilities
Options Written:
Market Price	(4,755)	—	—	(4,755)
Totals	$2,876,944	$14,210	—	$2,891,154

AllianzGI Ultra Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/18
Common Stock	$32,860,892	—	—	$32,860,892
Repurchase Agreements	—	$1,147,000	—	1,147,000
Totals	$32,860,892	$1,147,000	—	$34,007,892

330	September 30, 2018 |	Annual Report

At September 30, 2018, the following Funds had transfers between Levels 1 and 2:

	Transfers
	Level 1 to Level 2(a)	Level 2 to Level 1(b)
AllianzGI Best Styles Global Equity	$3,753,337	$555,933
AllianzGI Best Styles International Equity	722,001	94,121
AllianzGI Convertible	10,115,119	—
AllianzGI Emerging Markets Consumer	94,377	—
AllianzGI Emerging Markets Small-Cap	398,559	39,130
AllianzGI Europe Equity Dividend	—	189,244
AllianzGI Global Dynamic Allocation	1,505,588	472,041
AllianzGI Global Water	6,248,265	—
AllianzGI International Growth	902,118	—
AllianzGI International Small-Cap	9,931,641	—
AllianzGI NFJ Emerging Markets Value	3,946,922	—
AllianzGI NFJ International Small-Cap Value	327,285	89,758

(a)	This transfer was a result of securities trading outside the U.S. whose values were not adjusted by the application of a modeling tool September 30, 2017, which was applied on September 30, 2018.
(b)	This transfer was a result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at September 30, 2017, which was not applied on September 30, 2018.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the period or year ended September 30, 2018, was as follows:

AllianzGI Multi Asset Income:
Investments in Securities – Assets	Beginning Balance 9/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/18
Rights:
Food & Staples Retailing	$9	—	$(1)	—	$(16)	$8	—	—	—

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Beginning Balance 9/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3***	Transfers out of Level 3	Ending Balance 9/30/18
Common Stock:
China	$327,578	—	$(291,658)	—	$7,462	$(42,228)	—	—	$1,154
Greece	—	—	—	—	—	—	$42,719	—	42,719
Thailand	4,713,778	$2,669,071	(4,041,562)	—	908,631	(714,284)	—	—	3,535,634
Totals	$5,041,356	$2,669,071	$(4,333,220)	—	$916,093	$(756,512)	$42,719	—	$3,579,507

AllianzGI Best Styles International Equity:
Investments in Securities – Assets	Beginning Balance 9/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/18
Common Stock:
Thailand	—	$63,782	$(17,786)	—	$4,783	$7,831	—	—	$58,610

Annual Report	| September 30, 2018	331

Notes to Financial Statements (cont’d)

September 30, 2018

AllianzGI Best Styles U.S. Equity:
Investments in Securities – Assets	Beginning Balance 9/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3		Transfers out of Level 3	Ending Balance 9/30/18
Rights:
Food & Staples Retailing	$97	—	$(15)	—	$(174)	$92	—		—	—

AllianzGI Convertible:
Investments in Securities – Assets	Beginning Balance 9/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3		Transfers out of Level 3	Ending Balance 9/30/18
Convertible Bonds & Notes:
IT Services	$5,583,172	—	$(3,897,039)	$699	$302,039	$(122,624)	—		—	$1,866,247

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Beginning Balance 9/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3		Transfers out of Level 3	Ending Balance 9/30/18
Common Stock:
China	$568,706	—	$(587,099)	—	$101,375	$(82,982)	—		—	—
Russian Federation	420,761	$2,806	(383,601)	—	218,209	(258,175)	—		—	—
Thailand	1,685,931	2,762,355	(1,792,849)	—	128,752	(27,356)	—		—	$2,756,833
Totals	$2,675,398	$2,765,161	$(2,763,549)	—	$448,336	$(368,513)	—		—	$2,756,833

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Beginning Balance 9/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3		Transfers out of Level 3	Ending Balance 9/30/18
Common Stock:
Czech Republic	—	—	—	—	—	—	$22,945	***	—	$22,945
Russian Federation	$186,376	$85,791	$(223,679)	—	$15,967	$(24,779)	—		—	39,676
Thailand	281,516	829,624	(394,062)	—	(9,994)	53,167	—		—	760,251
Rights:
Korea (Republic of)	1,533	—	— #	—	—	(1,533)	—		—	—
Preferred Stock:
Russian Federation	—	280,399	(15,073)	—	333	27,043	—		—	292,702
Totals	$469,425	$1,195,814	$(632,814)	—	$6,306	$53,898	$22,945		—	$1,115,574

AllianzGI Global Dynamic Allocation:
Investments in Securities – Assets	Beginning Balance 9/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3		Transfers out of Level 3	Ending Balance 9/30/18
Common Stock:
China	$55,432	—	$(49,499)	—	$3,524	$(9,423)	—		—	$34
Greece	—	—	—	—	—	—	$10,933	***	—	10,933
Taiwan	—	—	—	—	—	—	2,868	**	—	2,868
Thailand	891,846	$711,247	(599,628)	—	49,157	65,362	186,308	†	—	1,304,292
Rights:
Thailand	133	—	— #	—	—	(133)	—		—	—
United States	83	—	(13)	—	(142)	72	—		—	—
Totals	$947,494	$711,247	$(649,140)	—	$52,539	$55,878	$200,109		—	$1,318,127

332	September 30, 2018 |	Annual Report

AllianzGI High Yield Bond:
Investments in Securities – Assets	Beginning Balance 9/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3†††	Transfers out of Level 3	Ending Balance 9/30/18
Corporate Bonds & Notes:
Commercial Services	—	—	—	—	—	—	$126,445	—	$126,445
Media	$17,256	—	—	—	—	$(17,201)	—	—	55
Preferred Stock	6,385,000	—	$(489,341)	—	$136,715	89,252	—	—	6,121,626
Common Stock:
Advertising	489,997	—	—	—	—	(868)	—	—	489,129
Aerospace & Defense	77,816	—	—	—	—	10,566	—	—	88,382
Media	7	—	—	—	—	—	—	—	7
Warrants:
Commercial Services	45,640	—	—	—	—	(45,637)	—	—	3
Media	1	—	—	—	—	—	—	—	1
Totals	$7,015,717	—	$(489,341)	—	$136,715	$36,112	$126,445	—	$6,825,648

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Beginning Balance 9/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/18
Common Stock:
China	—	$1,274,675	$(11,943)	—	$1,980	$(342,731)	—	—	$921,981
Russian Federation	—	3,879,682	(472,790)	—	33,916	290,670	—	—	3,731,478
Preferred Stock:
Russian Federation	$471,283	96,838	(550,756)	—	(26,228)	8,863	—	—	—
Totals	$471,283	$5,251,195	$(1,035,489)	—	$9,668	$(43,198)	—	—	$4,653,459

AllianzGI NFJ International Small-Cap Value:
Investments in Securities – Assets	Beginning Balance 9/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3††	Ending Balance 9/30/18
Common Stock:
Australia	$39,195	—	$(32,527)	—	$15,310	$27,099	—	$(49,077)	—

The tables above may include Level 3 investments that are valued by brokers or independent pricing services.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at September 30, 2018:

AllianzGI High Yield Bond:
Investments in Securities – Assets	Ending Balance at 9/30/18	Valuation Technique Used	Unobservable Inputs	Input Values (Ranges)
Preferred Stock	$363,526	Market and Company Comparables	EV Multiples	0.73x (0.35x-1.22x	)
			Applicable Liquidity Multiple	1.60
			Illiquidity Discount	25%
	$5,758,100	Market and Company Comparables	EV Multiples	0.73x (0.35x-1.22x	)
			Illiquidity Discount	25%

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September 30, 2018

AllianzGI High Yield Bond (cont’d)
Investments in Securities – Assets	Ending Balance at 9/30/18	Valuation Technique Used	Unobservable Inputs	Input Values (Ranges)
Common Stock	$489,129	Market and Company Comparables	EV Multiples	5.14x (2.11x-10.04x	)
			Illiquidity Discount	20%
	$88,382	Market and Company Comparables	EV Multiples	0.74x (0.53x-1.15x	)
			M&A Transaction Multiples	0.87x (0.32x-2.12x	)
			Illiquidity Discount	40%

The table above does not include Level 3 investments that are valued by brokers or independent pricing services.

*

Other financial instruments are derivatives, such as swap agreements, futures contracts, and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) of the instrument.

**	Transferred out of Level 2 and into Level 3 because trading on the security was halted.
***	Transferred out of Level 1 and into Level 3 because trading on the security was halted.
†	Transferred out of Level 2 and into Level 3 due to an exchange traded closing price being unavailable or unreliable at September 30, 2018.
††	Transferred out of Level 3 and into Level 2 because an evaluated price from a third-party independent pricing vendor was used on September 30, 2018.
†††	Transferred out of Level 2 and into Level 3 due to a current evaluated price was not unavailable for the security at September 30, 2018.
#	Rights were exercised/expired.

The net change in unrealized appreciation/depreciation of Level 3 investments which the following Funds held at September 30, 2018 was:

AllianzGI Best Styles Global Equity	$(287,560)
AllianzGI Best Styles International Equity	7,831
AllianzGI Convertible	17,290,120
AllianzGI Emerging Markets Consumer	213,862
AllianzGI Emerging Markets Small-Cap	98,081
AllianzGI Global Dynamic Allocation	(21,498)
AllianzGI High Yield Bond	(1,864,984)
AllianzGI NFJ Emerging Markets Value	(52,061)

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as a component of net change in unrealized appreciation (depreciation) of investments on the Statements of Operations. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Payments received on synthetic convertible securities are generally included in dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees received after settlement date relating to senior loans, commitment fees received relating to unfunded purchase or lending commitments and consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

334	September 30, 2018 |	Annual Report

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2018, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  The Funds (except AllianzGI Multi Asset Income, AllianzGI Global Allocation, AllianzGI Convertible, AllianzGI Core Bond, AllianzGI Core Plus Bond, AllianzGI Emerging Markets Debt, AllianzGI Europe Equity Dividend, AllianzGI Global High Yield, AllianzGI High Yield Bond, AllianzGI NFJ Emerging Markets Value, AllianzGI Preferred Securities and Income, AllianzGI Real Estate Debt, AllianzGI Short Duration High Income and AllianzGI Short Term Bond) declare dividends and distributions from net investment income and net realized capital gains, if any, annually. AllianzGI Global Allocation, AllianzGI Convertible, AllianzGI Emerging Markets Debt, AllianzGI Europe Equity Dividend, AllianzGI Global High Yield and AllianzGI NFJ Emerging Markets Value declare dividends from net investment income quarterly and distributions from net realized capital gains, if any, annually. AllianzGI Core Bond, AllianzGI Core Plus Bond, AllianzGI High Yield Bond, AllianzGI Preferred Securities and Income, AllianzGI Real Estate Debt, AllianzGI Short Duration High Income and AllianzGI Short Term Bond declare dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. AllianzGI Multi Asset Income declares dividends from net investment income and/or distributions from short-term capital gains monthly. Net realized capital gains, if any, will continue to be distributed annually by the Fund. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, administrative servicing, distribution, recoupment, servicing and sub-transfer agent fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Repurchase Agreements.  The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Funds), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are

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September 30, 2018

included in the Funds’ Schedules of Investments. As of September 30, 2018, the value of the related collateral exceeded the value of the repurchase agreements.

(i) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(j) Rights.  The Funds may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

(k) Senior Loans.  The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation, even though a percentage of the principal amounts may never be utilized by the borrower.

Certain Funds may purchase the securities of distressed companies (including assignments or direct investments), including companies engaged in restructurings or bankruptcy proceedings. Investments in distressed companies may include senior obligations of an issuer issued in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). Debtor-in-possession financings generally allow the issuer to continue its operations while reorganizing. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is risk that the issuer under a debtor-in-possession financing will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Funds’ only recourse would be against the collateral securing the debtor-in-possession financing.

(l) Payment In-Kind Securities.  The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(m) U.S. Government Agencies or Government-Sponsored Enterprises.  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the

336	September 30, 2018 |	Annual Report

U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) Exchange-Traded Funds.  Certain Funds may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(o) Inflation-Indexed Bonds.  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.

(p) Convertible Securities.  Certain Funds’ may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(q) When-Issued/Delayed-Delivery Transactions.  When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. Upon entering into these when-issued or delayed-delivery transactions, the Funds and the counterparties are required to pledge to the other party an amount of cash or securities collateral when either party has a net exposure that exceeds the minimum transfer amount of the other party. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(r) Securities Traded on To-Be-Announced Basis.  The Funds may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

(s) Contingent Value Rights.  A Fund may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs often are awarded to shareholders in the context of a corporate acquisition or major restructuring. For example, shareholders of an acquired company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

(t) Restricted Securities.  The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(u) Organizational and Offering Costs.  Organizational costs are expensed at the inception of the Fund. Offering costs are amortized over a twelve-month period from the inception of the Fund.

(v) Loan Interest Expense.  Loan interest expense relates to the amounts borrowed under the credit facility (See Note 12). Loan interest expense is recorded as it is incurred.

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September 30, 2018

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk).

The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increase in interest rates or an issuer’s deterioration or default. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds. The local emerging market currencies in which the Funds may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty

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and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs on such leverage may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Investments in senior loans and repurchase agreements also involve special risks. Although typically secured, senior loans may not be backed by sufficient collateral to satisfy their issuers’ obligations in the event of bankruptcy or similar scenarios. Senior loans may also be illiquid. Similarly, repurchase agreements may result in losses if the collateral associated with such positions is insufficient in the event of a counterparty default or similar scenario. Repurchase agreement positions may also be illiquid.

AllianzGI PerformanceFee Managed Futures Strategy may gain exposure to commodity markets by investing in a subsidiary of the Trust, the AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd (the “Cayman Subsidiary”). By investing in the Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with the Cayman Subsidiary’s investments. AllianzGI PerformanceFee Managed Futures Strategy may invest no more than 25% of its assets in the Cayman Subsidiary.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	UNDERLYING FUNDS

AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI Retirement 2055, AllianzGI Multi Asset Income (collectively the “Target Funds”) and Global Allocation, intend to invest their assets significantly or primarily in series of the Trust, Allianz Funds, AllianzGI Institutional Multi-Series Trust, PIMCO Funds and PIMCO ETF Trust (together, “Affiliated Underlying Funds”). The Target Funds and Global Allocation may also invest a portion of their assets in ETFs and mutual funds and pooled vehicles other than Affiliated Underlying Funds (collectively, with the Affiliated Underlying Funds, the “Underlying Funds”). PerformanceFee Structured US Equity, PerformanceFee Structured US Fixed Income, Structured Return and U.S. Equity Hedged may have substantial exposure to Underlying Funds. Accordingly, the investment performance of the Funds depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. The risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds.

Investing in the Underlying Funds involves certain additional expenses and tax results that would not be present in a direct investment in the securities and other investments held by the Underlying Funds. Each Fund’s NAV will fluctuate in response to changes in the NAVs of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund will depend upon the extent to which each Fund’s assets are allocated from time to time

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Notes to Financial Statements (cont’d)

September 30, 2018

for investments in the Underlying Fund, which will vary. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund it will be particularly sensitive to the risks associated with that Underlying Fund.

4.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

The U.S. Commodity Futures Trading Commission (the “CFTC”) has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodity Exchange Act, or if the fund markets itself as providing investment exposure to such instruments. The Investment Manager is registered as a commodity pool operator with respect to AllianzGI PerformanceFee Managed Futures Strategy and the Cayman Subsidiary.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

There are several risks associated with option transactions on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. The Funds’ ability to use options successfully will depend on the Investment Manager’s ability to predict pertinent market movements, which cannot be assured. As the writer of a covered call option, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

Futures Contracts.  The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Swap Agreements.  Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order, among other things, manage their exposure to credit, currency and interest rate risk. In connection with these

340	September 30, 2018 |	Annual Report

agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period, if any, are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements.  Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As the sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the

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Notes to Financial Statements (cont’d)

September 30, 2018

payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at September 30, 2018:

AllianzGI Retirement 2020:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$9,082	—	$2,104	$11,186
Liability derivatives:
Unrealized depreciation on futures contracts*	$(16,635)	$(16,478)	$(1,123)	$(34,236)

*

Included in net unrealized depreciation of $23,050 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2025:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$21,570	$7,522	$2,104	$31,196
Liability derivatives:
Unrealized depreciation on futures contracts*	$(19,720)	$(663)	$(2,245)	$(22,628)

*

Included in net unrealized appreciation of $8,568 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2030:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$26,431	$1,678	$2,103	$30,212
Liability derivatives:
Unrealized depreciation on futures contracts*	$(45,070)	—	$(2,245)	$(47,315)

*

Included in net unrealized depreciation of $17,103 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

342	September 30, 2018 |	Annual Report

AllianzGI Retirement 2035:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$23,025	$2,103	$25,128
Liability derivatives:
Unrealized depreciation on futures contracts*	$(53,136)	$(2,245)	$(55,381)

*

Included in net unrealized depreciation of $30,253 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2040:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$25,616	$2,104	$27,720
Liability derivatives:
Unrealized depreciation on futures contracts*	$(68,283)	$(1,123)	$(69,406)

*

Included in net unrealized depreciation of $41,686 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2045:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$16,535	$2,104	$18,639
Liability derivatives:
Unrealized depreciation on futures contracts*	$(48,868)	$(1,123)	$(49,991)

*

Included in net unrealized depreciation of $31,352 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2050:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$19,620	$2,104	$21,724
Liability derivatives:
Unrealized depreciation on futures contracts*	$(53,356)	$(1,123)	$(54,479)

*

Included in net unrealized depreciation of $32,755 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2055:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$10,217	$2,104	$12,321
Liability derivatives:
Unrealized depreciation on futures contracts*	$(26,669)	$(1,123)	$(27,792)

*

Included in net unrealized depreciation of $15,471 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

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Notes to Financial Statements (cont’d)

September 30, 2018

AllianzGI Multi Asset Income:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$75,802	$19,933	—	$95,735
Liability derivatives:
Unrealized depreciation on futures contracts*	$(16,580)	$(157,182)	$(544)	$(174,306)

*

Included in net unrealized depreciation of $78,571 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Global Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$186,563	—	$34,971	$221,534
Liability derivatives:
Unrealized depreciation on futures contracts*	$(129,965)	$(179,292)	—	$(309,257)

*

Included in net unrealized depreciation of $87,723 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Best Styles Global Equity:
Location	Market Price
Liability derivatives:
Unrealized depreciation on futures contracts*	$(14,105)

*

Included in net unrealized depreciation of $14,105 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Core Bond:
Location	Interest Rate Contracts	Credit Contracts	Total
Asset derivatives:
Unrealized appreciation of swaps**	—	$1,382	$1,382
Unrealized appreciation on futures contracts*	$27,674	—	27,674
Total asset derivatives	$27,674	$1,382	$29,056
Liability derivatives:
Unrealized depreciation of swaps**	—	$(4,049)	$(4,049)
Unrealized depreciation on futures contracts*	$(37,483)	—	(37,483)
Total liability derivatives	$(37,483)	$(4,049)	$(41,532)

*

Included in net unrealized depreciation of $9,809 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

**

Included in net unrealized depreciation of $2,667 on swaps as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

344	September 30, 2018 |	Annual Report

AllianzGI Core Plus Bond:
Location	Interest Rate Contracts	Credit Contracts	Total
Asset derivatives:
Unrealized appreciation of swaps**	—	$2,073	$2,073
Unrealized appreciation on futures contracts*	$21,688	—	21,688
Total asset derivatives	$21,688	$2,073	$23,761
Liability derivatives:
Unrealized depreciation of swaps**	—	$(6,815)	$(6,815)
Unrealized depreciation on futures contracts*	$(49,930)	—	(49,930)
Total liability derivatives	$(49,930)	$(6,815)	$(56,745)

*

Included in net unrealized depreciation of $28,242 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

**

Included in net unrealized depreciation of $4,742 on swaps as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Global Dynamic Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$239,881	$36,776	—	$276,657
Liability derivatives:
Unrealized depreciation on futures contracts*	$(353,626)	$(332,981)	$(3,376)	$(689,983)

*

Included in net unrealized depreciation of $413,326 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Global High Yield:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$3,081	—	—	$3,081
Unrealized appreciation of forward foreign currency contracts	—	—	$15,116	15,116
Total asset derivatives	$3,081	—	$15,116	$18,197
Liability derivatives:
Unrealized depreciation on futures contracts*	—	$(3,467)	—	$(3,467)
Unrealized depreciation of forward foreign currency contracts	—	—	$(2,786)	(2,786)
Total liability derivatives	—	$(3,467)	$(2,786)	$(6,253)

*

Included in net unrealized depreciation of $386 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

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Notes to Financial Statements (cont’d)

September 30, 2018

AllianzGI PerformanceFee Managed Futures Strategy:
Location	Market Price	Interest Rate Contracts	Credit Contracts	Commodity Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of swaps**	—	—	$31,787	—	—	$31,787
Unrealized appreciation on futures contracts*	$104,670	—	—	$117,768	$84,501	306,939
Total asset derivatives	$104,670	—	$31,787	$117,768	$84,501	$338,726
Liability derivatives:
Unrealized depreciation of swaps**	—	—	$(3,055)	—	—	$(3,055)
Unrealized depreciation on futures contracts*	$(7,451)	$(44,858)	—	$(75,272)	$(21,654)	(149,235)
Total liability derivatives	$(7,451)	$(44,858)	$(3,055)	$(75,272)	$(21,654)	$(152,290)

*

Included in net unrealized appreciation of $15,704 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

**

Included in net unrealized appreciation of $28,732 on swaps as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI PerformanceFee Structured US Equity:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$300,315
Liability derivatives:
Options written, at value	$(451,184)

AllianzGI PerformanceFee Structured US Fixed Income:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$37,583
Liability derivatives:
Options written, at value	$(60,653)

AllianzGI Real Estate Debt:
Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$1,719	—	$1,719
Unrealized appreciation of forward foreign currency contracts	—	$9,561	9,561
Total asset derivatives	$1,719	$9,561	$11,280
Liability derivatives:
Unrealized depreciation on futures contracts*	$(2,313)	—	$(2,313)
Unrealized depreciation of forward foreign currency contracts	—	$(101)	(101)
Total liability derivatives	$(2,313)	$(101)	$(2,414)

*

Included in net unrealized depreciation of $594 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Structured Return:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$1,732,582
Liability derivatives:
Options written, at value	$(26,906,483)

AllianzGI U.S. Equity Hedged:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$32,317
Liability derivatives:
Options written, at value	$(4,755)

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The effect of derivatives on the Statements of Operations for the period or year ended September 30, 2018:

AllianzGI Retirement 2020:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$221,555	$(154,591)	$(42,264)	$24,700
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(18,226)	$33,901	$16,699	$32,374

AllianzGI Retirement 2025:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$475,160	$(12,305)	$(49,432)	$413,423
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(32,952)	$31,516	$18,927	$17,491

AllianzGI Retirement 2030:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$578,499	$(1,557)	$(44,244)	$532,698
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(65,236)	$1,678	$18,194	$(45,364)

AllianzGI Retirement 2035:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$439,580	$(34,443)	$405,137
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(53,805)	$15,102	$(38,703)

AllianzGI Retirement 2040:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$405,788	$(35,544)	$370,244
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(59,675)	$14,279	$(45,396)

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Notes to Financial Statements (cont’d)

September 30, 2018

AllianzGI Retirement 2045:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$245,929	$(32,393)	$213,536
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(42,328)	$13,865	$(28,463)

AllianzGI Retirement 2050:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$243,352	$(28,932)	$214,420
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(38,588)	$13,865	$(24,723)

AllianzGI Retirement 2055:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$126,105	$(16,331)	$109,774
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(18,572)	$7,423	$(11,149)

AllianzGI Multi Asset Income:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Investments (options purchased)	—	$(13,908)	—	$(13,908)
Futures contracts	$629,157	(541,953)	$62,297	149,501
Forward foreign currency contracts	—	—	(3,962)	(3,962)
Total net realized gain(loss)	$629,157	$(555,861)	$58,335	$131,631
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(116,339)	$17,163	$(37,191)	$(136,367)

AllianzGI Global Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$6,065,782	$(1,369,595)	$(2,349,270)	$2,346,917
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(550,395)	$256,751	$274,211	$(19,433)

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AllianzGI Best Styles Global Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$146,900	—	$146,900
Forward foreign currency contracts	—	$(272,389)	(272,389)
Total net realized gain(loss)	$146,900	$(272,389)	$(125,489)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(14,105)	—	$(14,105)

AllianzGI Best Styles International Equity:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(12,874)

AllianzGI Best Styles U.S. Equity:
Location	Market Price
Net realized gain on:
Futures contracts	$49,376
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(4,403)

AllianzGI Core Bond:
Location	Interest Rate Contracts	Credit Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(22,491)	—	$(22,491)
Swaps	—	$503	503
Total net realized gain(loss)	$(22,491)	$503	$(21,988)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(9,809)	—	$(9,809)
Swaps	—	$(2,667)	(2,667)
Total net change in unrealized appreciation/depreciation	$(9,809)	$(2,667)	$(12,476)

AllianzGI Core Plus Bond:
Location	Market Price	Interest Rate Contracts	Credit Contracts	Total
Net realized loss on:
Futures contracts	$(39)	$(23,559)	—	$(23,598)
Swaps	—	—	$(34,479)	(34,479)
Total net realized loss	$(39)	$(23,559)	$(34,479)	$(58,077)
Net change in unrealized appreciation/depreciation of:
Futures contracts	—	$(28,242)	—	$(28,242)
Swaps	—	—	$(4,742)	(4,742)
Total net change in unrealized appreciation/depreciation	—	$(28,242)	$(4, 742)	$(32,984)

AllianzGI Emerging Markets Consumer:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(49,747)
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	$(144)

Annual Report	| September 30, 2018	349

Notes to Financial Statements (cont’d)

September 30, 2018

AllianzGI Emerging Markets Debt:
Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$21,019	—	$21,019
Forward foreign currency contracts	—	$(198,489)	(198,489)
Total net realized gain(loss)	$21,019	$(198,489)	$(177,470)
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	—	$12,500	$12,500

AllianzGI Emerging Markets Small-Cap:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(13,289)

AllianzGI Europe Equity Dividend:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(30)

AllianzGI Global Dynamic Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$3,320,462	$(516,555)	$(1,352,512)	$1,451,395
Forward foreign currency contracts	—	—	(57,281)	(57,281)
Total net realized gain(loss)	$3,320,462	$(516,555)	$(1,409,793)	$1,394,114
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(797,139)	$(106,756)	$302,629	$(601,266)

AllianzGI Global High Yield:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(22,416)	$12,781	—	$(9,635)
Forward foreign currency contracts	—	—	$(1,625,925)	(1,625,925)
Total net realized gain(loss)	$(22,416)	$12,781	$(1,625,925)	$(1,635,560)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$3,081	$(2,811)	—	$270
Forward foreign currency contracts	—	—	$97,413	97,413
Total net change in unrealized appreciation/depreciation	$3,081	$(2,811)	$97,413	$97,683

AllianzGI Global Sustainability:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(2,252)

AllianzGI Global Water:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(109,205)

350	September 30, 2018 |	Annual Report

AllianzGI International Growth:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(5,058)
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	$69

AllianzGI International Small-Cap:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(331,629)
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	$2,366

AllianzGI NFJ Emerging Markets Value:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(118,396)
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	$58

AllianzGI NFJ International Small-Cap Value:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(2,593)

AllianzGI PerformanceFee Managed Futures Strategy:
Location	Market Price	Interest Rate Contracts	Credit Contracts	Commodity Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(281,693)	$(518,958)	—	$49,516	$(115,221)	$(866,356)
Swaps	—	(28,503)	$3,429	—	—	(25,074)
Total net realized gain(loss)	$(281,693)	$(547,461)	$3,429	$49,516	$(115,221)	$(891,430)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$97,219	$(44,858)	$—	$42,496	$62,847	$157,704
Swaps	—	—	28,732	—	—	28,732
Total net change in unrealized appreciation/depreciation	$97,219	$(44,858)	$28,732	$42,496	$62,847	$186,436

AllianzGI PerformanceFee Structured US Equity:
Location	Market Price
Net realized gain on:
Investments (options purchased)	$(1,122,101)
Options written	1,871,258
Total net realized gain	$749,157
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(138,767)
Options written	353,595
Total net change in unrealized appreciation/depreciation	$214,828

AllianzGI PerformanceFee Structured US Fixed Income:
Location	Market Price
Net realized gain on:
Investments (options purchased)	$(446,742)
Options written	711,470
Total net realized gain	$264,728
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(26,969)
Options written	55,741
Total net change in unrealized appreciation/depreciation	$28,772

Annual Report	| September 30, 2018	351

Notes to Financial Statements (cont’d)

September 30, 2018

AllianzGI Real Estate Debt:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(61)	$63	—	$2
Forward foreign currency contracts	—	—	$(676,399)	(676,399)
Total net realized gain(loss)	$(61)	$63	$(676,399)	$(676,397)
Net change in unrealized appreciation/depreciation of:
Futures contracts	—	$(594)	—	$(594)
Forward foreign currency contracts	—	—	$9,460	9,460
Total net change in unrealized appreciation/depreciation	—	$(594)	$9,460	$8,866

AllianzGI Structured Return:
Location	Market Price
Net realized loss on:
Investments (options purchased)	$(9,679,382)
Futures contracts	205,934
Options written	(73,861,139)
Total net realized loss	$(83,334,587)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(1,359,878)
Options written	4,365,061
Total net change in unrealized appreciation/depreciation	$3,005,183

AllianzGI U.S. Equity Hedged:
Location	Market Price
Net realized loss on:
Investments (options purchased)	$1,644
Options written	(193,107)
Total net realized loss	$(191,463)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$15,178
Options written	(7,827)
Total net change in unrealized appreciation/depreciation	$7,351

The average volume (based on the open positions at each month-end) of derivative activity for the period or year ended September 30, 2018:

	Options Purchased Contracts(1)		Options Written Contracts(1)	Forward Foreign Currency Contracts(2)				Futures Contracts(1)		Credit Default Swap Agreements(3)		Interest Rate Swap Agreements(3)
				Purchased		Sold		Long	Short	Buy	Sell
AllianzGI Retirement 2020	—		—	—		—		36	25	—	—	—
AllianzGI Retirement 2025	—		—	—		—		36	21	—	—	—
AllianzGI Retirement 2030	—		—	—		—		44	31	—	—	—
AllianzGI Retirement 2035	—		—	—		—		44	37	—	—	—
AllianzGI Retirement 2040	—		—	—		—		49	42	—	—	—
AllianzGI Retirement 2045	—		—	—		—		35	31	—	—	—
AllianzGI Retirement 2050	—		—	—		—		37	33	—	—	—
AllianzGI Retirement 2055	—		—	—		—		19	17	—	—	—
AllianzGI Multi Asset Income	—	†	—	11,258		11,705		204	127	—	—	—
AllianzGI Global Allocation	—		—	—		—		671	78	—	—	—
AllianzGI Best Styles Global Equity	—		—	16,396		13,604		25	—	—	—	—
AllianzGI Best Styles International Equity	—		—	—		4,781		—	—	—	—	—
AllianzGI Best Styles U.S. Equity	—		—	—		—		1	—	—	—	—
AllianzGI Core Bond	—		—	—		—		8	4	267	269	—
AllianzGI Core Plus Bond	—		—	—		—		10	6	677	709	—
AllianzGI Emerging Markets Consumer	—		—	30,522		69,090		—	—	—	—	—
AllianzGI Emerging Markets Debt	—		—	521,195		896,391		1	7	—	—	—
AllianzGI Emerging Markets Small-Cap	—		—	—	†	—	†	—	—	—	—	—
AllianzGI Europe Equity Dividend	—		—	—		961		—	—	—	—	—
AllianzGI Global Dynamic Allocation	—		—	98,869		54,034		860	227	—	—	—
AllianzGI Global High Yield	—		—	224,267		7,432,642		1	4	—	—	—

352	September 30, 2018 |	Annual Report

	Options Purchased Contracts(1)	Options Written Contracts(1)	Forward Foreign Currency Contracts(2)				Futures Contracts(1)			Credit Default Swap Agreements(3)		Interest Rate Swap Agreements(3)
			Purchased		Sold		Long		Short	Buy	Sell
AllianzGI Global Sustainability	—	—	—	†	—	†	—		—	—	—	—
AllianzGI Global Water	—	—	—		591,871		—		—	—	—	—
AllianzGI International Growth	—	—	4,516		3,443		—		—	—	—	—
AllianzGI International Small-Cap	—	—	147,452		101,032		—		—	—	—	—
AllianzGI NFJ Emerging Markets Value	—	—	113,450		13,650		—		—	—	—	—
AllianzGI NFJ International Small-Cap Value	—	—	9,364		2,815		—		—	—	—	—
AllianzGI PerformanceFee Managed Futures Strategy	—	—	—		—		171		167	2,204	2,066	801
AllianzGI PerformanceFee Structured US Equity	592	(815)	—		—		—		—	—	—	—
AllianzGI PerformanceFee Structured US Fixed Income	195	(262)	—		—		—		—	—	—	—
AllianzGI Real Estate Debt	—	—	87,720		2,743,636		1		2	—	—	—
AllianzGI Structured Return	17,824	(9,207)	—		—		—	†	—	—	—	—
AllianzGI U.S. Equity Hedged	32	(20)	—		—		—		—	—	—	—

†	Fund had derivative activity during the period but it did not have open positions at any month-end in the period.
(1)	Number of contracts
(2)	U.S. $ value on origination date
(3)	Notional amount (in thousands)

The following tables present by counterparty, the Funds’ derivative assets and liabilities net of related collateral held by the Funds at September 30, 2018 which has not been offset in the Statements of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received at September 30, 2018:

AllianzGI Global High Yield:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Goldman Sachs	$14,966	—	—	$14,966
JPMorgan Chase	150	$(150)	—	—
Totals	$15,116	$(150)	—	$14,966

AllianzGI Real Estate Debt:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Barclays Bank PLC	$1,255	—	—	$1,255
Citibank N.A.	8,306	$(101)	—	8,205
Totals	$9,561	$(101)	—	$9,460

Annual Report	| September 30, 2018	353

Notes to Financial Statements (cont’d)

September 30, 2018

Financial Liabilities and Derivative Liabilities, and Collateral Received (Pledged) at September 30, 2018:

AllianzGI Global High Yield:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
JPMorgan Chase	$2,786	$(150)	—	$2,636

AllianzGI Real Estate Debt:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Citibank N.A.	$101	$(101)	—	—

5.	INVESTMENT MANAGER/ADMINISTRATOR/DISTRIBUTOR FEES/ DEFERRED COMPENSATION

Investment Management Fee.  Each Fund has an Investment Management Agreement (for the purpose of this section, the “Agreement”) with the Investment Manager. Subject to the supervision of the Trust’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly (net of any fee waivers, reimbursements and recoupment), at an annual rate of each Fund’s average daily net assets (the “Investment Management Fee”). With respect to AllianzGI PerformanceFee Managed Futures Strategy, the Investment Manager also serves as investment manager to the Cayman Subsidiary pursuant to an investment management agreement. The Investment Manager does not receive a fee for its services to the Cayman Subsidiary.

Each AllianzGI PerformanceFee Fund pays a monthly management fee (a “Management Fee”) to the Investment Manager in return for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. For each AllianzGI PerformanceFee Fund, the Management Fee consists of two components: (i) a base fee (the “Base Fee”) calculated by applying a fixed advisory fee rate to the Fund’s average daily net assets during the previous month, and (ii) a positive or negative performance adjustment (the “Performance Adjustment”) calculated by applying a variable rate to the Fund’s average daily net assets during the applicable performance measurement period (the “Performance Period”). The Performance Period generally consists of the trailing twelve months, although no Performance Adjustment will be made during the period from the start of each Fund’s operations until December 31, 2018 (the “Initial Performance Period”). Only the Fund’s Base Fee applies during the Initial Performance Period, subject to applicable waiver and expense limitations. The Performance Adjustment, once effective, is calculated monthly in arrears and is added to or subtracted from the Base Fee to determine the Management Fee. Because the Base Fee and Performance Adjustment are calculated with respect to the Fund’s average daily net assets over two different time periods (the previous month for the Base Fee and the Performance Period for the Performance Adjustment), the effective Management Fee may be less than 0.0% or greater than the Base Fee plus the Maximum Performance Adjustment described below for certain periods (subject to any fee limitations and waivers described below). The Management Fee is accrued daily. The Investment Manager has agreed to waive the Management Fee with respect to the Initial Performance Period in an amount, if any, equal to any negative Performance Adjustment that would have applied had the AllianzGI PerformanceFee Funds’ performance-based fee structure been in place for the period. As a result of this arrangement, each Fund’s effective fee with respect to the Initial Performance Period may be no higher than the Base Fee, but is subject to downward adjustment in the event the Fund underperforms the applicable benchmark for the Initial Performance Period. Other waivers and limitations may also apply.

With respect to AllianzGI PerformanceFee Managed Futures Strategy Fund, the Investment Manager’s Base Fee is calculated at an annualized rate of 0.75% of the Fund’s average daily net assets. The Management Fee is determined as the Base Fee plus or minus a Performance Adjustment that is based on whether, and to what extent, the investment performance of the Fund exceeds, or is exceeded by, the performance of the ICE BofAML 3-Month US T-Bill Index (the “Index ”) plus 5.00% (the “Index Hurdle”) over the Performance Period. The Performance Adjustment is calculated using the performance of the Class P share class of the Fund (the “Measurement Class”). The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0015% of the Fund’s average daily net assets for each 0.01% by which the performance of the Measurement Class exceeds or lags the performance of the Index Hurdle for the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- 0.75% (the “Maximum Performance Adjustment”) of the Fund’s

354	September 30, 2018 |	Annual Report

average daily net assets over the full Performance Period, which would occur when the performance of the Measurement Class exceeds, or is exceeded by, the Index Hurdle by 5.00% for the Performance Period.

With respect to AllianzGI PerformanceFee Structured US Equity Fund, the Investment Manager’s Base Fee is calculated at an annualized rate of 0.60% of the Fund’s average daily net assets. The Management Fee is determined as the Base Fee plus or minus a Performance Adjustment that is based on whether, and to what extent, the investment performance of the Fund exceeds, or is exceeded by, the performance of the S&P 500 Index (the “Index”) plus 1.25% (the “Index Hurdle”) over the Performance Period. The Performance Adjustment is calculated using the performance of the Class P share class of the Fund (the “Measurement Class”). The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0048% of the Fund’s average daily net assets for each 0.01% by which the performance of the Measurement Class exceeds or lags the performance of the Index Hurdle during the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- 0.60% (the “Maximum Performance Adjustment”) of the Fund’s average daily net assets over the full Performance Period, which would occur when the performance of the Measurement Class exceeds, or is exceeded by, the Index Hurdle by 1.25% for the Performance Period.

With respect to AllianzGI PerformanceFee Structured US Fixed Income Fund, the Investment Manager’s Base Fee is calculated at an annualized rate of 0.30% of the Fund’s average daily net assets. The Management Fee is determined as the Base Fee plus or minus a Performance Adjustment that is based on whether, and to what extent, the investment performance of the Fund exceeds, or is exceeded by, the performance of the Bloomberg Barclays U.S.

Aggregate Bond Index (the “Index”) plus 0.625% (the “Index Hurdle”) over the Performance Period. The Performance Adjustment is calculated using the performance of the Class P share class of the Fund (the “Measurement Class”). The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0048% of the Fund’s average daily net assets for each 0.01% by which the performance of the Measurement Class exceeds or lags the performance of the Index Hurdle during the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- 0.30% (the “Maximum Performance Adjustment”) of the Fund’s average daily net assets over the full Performance Period, which would occur when the performance of the Measurement Class exceeds, or is exceeded by, the Index Hurdle by 0.625% for the Performance Period.

“Due to Investment Manager” on the Statements of Assets and Liabilities represents the remaining amounts payable related to offering costs for AllianzGI Core Bond, AllianzGI Core Plus Bond, AllianzGI PerformanceFee Managed Futures Strategy, AllianzGI PerformanceFee Structured US Equity, AllianzGI PerformanceFee Structured US Fixed Income, AllianzGI Preferred Securities and Income, AllianzGI Real Estate Debt and AllianzGI Short Term Bond that were paid by the Investment Manager.

Administration Fee.  The Investment Manager provides administrative services to the Target Funds and also bears the cost of most third-party administrative services required by the Target Funds, and in return it receives from each share class of each Target Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

The Investment Management Fee and Administration Fee for all outstanding share classes are charged at an annual rate as indicated in the following table:

	All Classes			Class A,C and R	Class P and Administrative	Class R6
	Management		Effective Management	Administration Fee
	Fee		Fee
AllianzGI Retirement 2020	0.05%		0.05%	0.30%	0.15%	0.05%
AllianzGI Retirement 2025	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2030	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2035	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2040	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2045	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2050	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2055	0.05		0.05	0.30	0.15	0.05
AllianzGI Multi Asset Income	0.05		0.05	0.30	0.15	0.05
AllianzGI Global Allocation	0.70	*	0.17	N/A	N/A	N/A
AllianzGI Best Styles Global Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI Best Styles International Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI Best Styles U.S. Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI Convertible	0.57		0.57	N/A	N/A	N/A
AllianzGI Core Bond	0.25		0.25	N/A	N/A	N/A
AllianzGI Core Plus Bond	0.30		0.30	N/A	N/A	N/A
AllianzGI Emerging Markets Consumer	0.90		0.90	N/A	N/A	N/A

Annual Report	| September 30, 2018	355

Notes to Financial Statements (cont’d)

September 30, 2018

	All Classes			Class A,C and R	Class P and Administrative	Class R6
	Management		Effective Management	Administration Fee
	Fee		Fee
AllianzGI Emerging Markets Debt	0.60	† %	0.73%	N/A	N/A	N/A
AllianzGI Emerging Markets Small-Cap	1.20		1.20	N/A	N/A	N/A
AllianzGI Europe Equity Dividend	0.80		0.80	N/A	N/A	N/A
AllianzGI Global Dynamic Allocation	0.70	*	0.65	N/A	N/A	N/A
AllianzGI Global High Yield	0.60		0.60	N/A	N/A	N/A
AllianzGI Global Sustainability	0.80	*	0.69	N/A	N/A	N/A
AllianzGI Global Water	0.95	*	0.73	N/A	N/A	N/A
AllianzGI High Yield Bond	0.48		0.48	N/A	N/A	N/A
AllianzGI International Growth	0.70		0.70	N/A	N/A	N/A
AllianzGI International Small-Cap	1.00	*	0.89	N/A	N/A	N/A
AllianzGI Micro Cap	1.05	†	1.20	N/A	N/A	N/A
AllianzGI NFJ Emerging Markets Value	0.85	*	0.65	N/A	N/A	N/A
AllianzGI NFJ International Small-Cap Value	0.85		0.85	N/A	N/A	N/A
AllianzGI PerformanceFee Managed Futures Strategy	0.75	*#	0.00	N/A	N/A	N/A
AllianzGI PerformanceFee Structured US Equity	0.60	*@	0.60	N/A	N/A	N/A
AllianzGI PerformanceFee Structured US Fixed Income	0.30	*^	0.30	N/A	N/A	N/A
AllianzGI Preferred Securities and Income	0.45		0.45	N/A	N/A	N/A
AllianzGI Real Estate Debt	0.45		0.45	N/A	N/A	N/A
AllianzGI Short Duration High Income	0.48		0.48	N/A	N/A	N/A
AllianzGI Short Term Bond	0.30		0.30	N/A	N/A	N/A
AllianzGI Structured Return	0.60		0.60	N/A	N/A	N/A
AllianzGI U.S. Equity Hedged	0.70		0.70	N/A	N/A	N/A
AllianzGI Ultra Micro Cap	1.10	*†	1.31	N/A	N/A	N/A

*	See Note 6 for management fee waivers.
†

Effective July 1, 2018, the management fee was reduced from 0.75% to 0.60% for AllianzGI Emerging Markets Debt, from 1.25% to 1.05% for AllianzGI Micro Cap and from 1.50% to 1.10% for AllianzGI Ultra Micro Cap.

#

The management fee consists of a base fee at an annualized rate of 0.75% of the Fund’s average daily net assets, subject to a positive or negative performance adjustment of up to 0.75% based on the Fund’s performance relative to the ICE BofAML 3-Month US T-Bill Index plus 5.00% (annualized). The management fee does not become subject to the performance-based adjustment until after December 31, 2018.

@

The management fee consists of a base fee at an annualized rate of 0.60% of the Fund’s average daily net assets, subject to a positive or negative performance adjustment of up to 0.60% based on the Fund’s performance relative to the S&P 500 Index plus 1.25% (annualized). The management fee does not become subject to the performance-based adjustment until after December 31, 2018.

^

The management fee consists of a base fee at an annualized rate of 0.30% of the Fund’s average daily net assets, subject to a positive or negative performance adjustment of up to 0.30% based on the Fund’s performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index plus 0.625% (annualized). The management fee does not become subject to the performance-based adjustment until after December 31, 2018.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of AAM and the Investment Manager serves as the distributor of the Funds’ shares pursuant to separate Distribution Servicing Plans for Class A, C and R. The Distributor, for each of the Funds, receives (i) servicing fees of 0.25% of the average daily net assets of each of Class A, C and R in connection with services rendered to shareholders of each class and the maintenance of shareholder accounts, and (ii) distribution fees of 0.75% of the average daily net assets of Class C (with the exception for AllianzGI Short Duration High Income which is 0.25%) and 0.25% of average daily net assets of Class R in connection with the distribution of Class C and R shares.

Pursuant to the Distribution and Servicing Plans adopted by the A, C and R classes, the Funds compensate the Distributor for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts.

Pursuant to the Distribution Plan for the Administrative Class shares, the Funds are permitted to reimburse the Distributor out of the Administrative Class’ assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average net assets of the Administrative Class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration plans or programs that use fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that no more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A and C shares. For the period or year ended September 30, 2018, the Distributor received $201,578, representing commissions (sales charges) and CDSC from the Funds.

356	September 30, 2018 |	Annual Report

Deferred Compensation.  Trustees do not currently receive any pension or retirement benefits from the Trust. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive all or a portion of his or her fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of the Trust or Allianz Funds selected by the Trustees from and after the normal payment dates for such compensation. As a result of this arrangement, the Trust remains in substantially the same financial position as if the deferred compensation had been paid on the normal payment dates and immediately invested in shares of the series selected by the Trustees.

6.	EXPENSE LIMITATION/MANAGEMENT FEE WAIVER AND RECOUPMENT

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

			Expense Limitation
	Management Fee Waiver		Class A	Class C	Class R	Class P	Institutional Class	Class R6		Administrative Class
AllianzGI Retirement 2020(3)	N/A		0.95%	1.70%	1.30%	0.65%	N/A	0.55	%*	0.90%
AllianzGI Retirement 2025(3)	N/A		0.95	N/A	1.30	0.65	N/A	0.55	*	0.90
AllianzGI Retirement 2030(3)	N/A		0.95	1.70	1.30	0.65	N/A	0.55	*	0.90
AllianzGI Retirement 2035(3)	N/A		0.95	N/A	1.30	0.65	N/A	0.55	*	0.90
AllianzGI Retirement 2040(3)	N/A		0.95	1.70	1.30	0.65	N/A	0.55		0.90
AllianzGI Retirement 2045(3)	N/A		0.95	N/A	1.30	0.65	N/A	0.55		0.90
AllianzGI Retirement 2050(3)	N/A		0.95	1.70	1.30	0.65	N/A	0.55		0.90
AllianzGI Retirement 2055(3)	N/A		0.95	N/A	1.30	0.65	N/A	0.55		0.90
AllianzGI Multi Asset Income(3)	N/A		0.95	1.70	1.30	0.65	0.60%	0.55	*	0.90
AllianzGI Global Allocation(4)	0.55	%(1)	0.60	1.37	0.80	0.40	0.40	0.30		0.55
AllianzGI Best Styles Global Equity(5)	N/A		0.70	1.40	N/A	0.50	0.40	0.40		N/A
AllianzGI Best Styles International Equity(5)	N/A		0.70	1.45	N/A	0.55	0.45	0.45		N/A
AllianzGI Best Styles U.S. Equity(5)	N/A		0.65	1.40	N/A	0.50	0.50	0.40		N/A
AllianzGI Convertible	N/A		N/A	N/A	N/A	N/A	N/A	N/A		N/A
AllianzGI Core Bond(9)	N/A		N/A	N/A	N/A	0.30	0.25	0.20		N/A
AllianzGI Core Plus Bond(9)	N/A		N/A	N/A	N/A	0.35	0.30	0.25		N/A
AllianzGI Emerging Markets Consumer(6)	N/A		1.55	N/A	N/A	N/A	1.20	N/A		N/A
AllianzGI Emerging Markets Debt(5)	N/A		1.05	1.80	N/A	0.90	0.80	N/A		N/A
AllianzGI Emerging Markets Small-Cap(5)	N/A		1.85	N/A	N/A	N/A	1.50	N/A		N/A
AllianzGI Europe Equity Dividend(5)	N/A		1.20	1.95	N/A	1.05	0.95	N/A		N/A
AllianzGI Global Dynamic Allocation(4)	0.55	(1)	0.97	1.74	1.34	0.80	0.70	0.70		0.95
AllianzGI Global High Yield(5)	N/A		N/A	N/A	N/A	0.80	0.70	N/A		N/A
AllianzGI Global Sustainability(5)	0.11	(2)	1.09	N/A	N/A	0.94	0.84	N/A		N/A
AllianzGI Global Water	0.22	(2)	N/A	N/A	N/A	N/A	N/A	N/A		N/A
AllianzGI High Yield Bond	N/A		N/A	N/A	N/A	N/A	N/A	N/A		N/A
AllianzGI International Growth(5)	N/A		1.05	N/A	N/A	N/A	0.80	N/A		N/A
AllianzGI International Small-Cap(5)	0.11	(2)	1.25	2.08	1.59	1.10	1.04	1.00		N/A
AllianzGI Micro Cap(5)	N/A		1.42	N/A	N/A	1.34	1.34	N/A		N/A
AllianzGI NFJ Emerging Markets Value(6)	0.20	(2)	1.14	1.89	N/A	0.98	0.89	N/A		N/A
AllianzGI NFJ International Small-Cap Value(5)	N/A		1.30	2.05	N/A	1.05	0.99	0.95		N/A
AllianzGI PerformanceFee Managed Futures Strategy(8)	0.75	(7)	N/A	N/A	N/A	0.19	0.14	0.09		N/A
AllianzGI PerformanceFee Structured US Equity(8)	0.60	(7)	N/A	N/A	N/A	0.00	0.00	0.00		N/A
AllianzGI PerformanceFee Structured US Fixed Income(8)	0.30	(7)	N/A	N/A	N/A	0.00	0.00	0.00		N/A
AllianzGI Preferred Securities and Income(9)	N/A		N/A	N/A	N/A	0.60	0.55	0.50		N/A
AllianzGI Real Estate Debt(5)	N/A		N/A	N/A	N/A	0.68	0.58	N/A		N/A

Annual Report	| September 30, 2018	357

Notes to Financial Statements (cont’d)

September 30, 2018

			Expense Limitation
	Management Fee Waiver		Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Short Duration High Income	N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A
AllianzGI Short Term Bond(9)	N/A		0.64%	N/A	N/A	0.49%	0.39%	N/A	N/A
AllianzGI Structured Return(6)	N/A		0.98	1.77%	N/A	0.77	0.69	0.67%	N/A
AllianzGI U.S. Equity Hedged(6)	N/A		1.25	2.00	N/A	1.10	1.00	N/A	N/A
AllianzGI Ultra Micro Cap(5)	N/A	(2)	1.86	N/A	N/A	1.57	1.54	N/A	N/A

(1)

The Investment Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.55% of the average daily net assets of each applicable Fund that are attributable to investments in Underlying Funds. This waiver with respect to investments in Underlying Funds for which the Investment Manager or an affiliated person thereof serves as investment adviser, is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Underlying Funds will continue through at least January 31, 2019.

(2)

The Investment Manager has agreed to waive a portion of the investment management fee, which reduces the annual percentage rate by the rate disclosed in the table above through January 31, 2019. AllianzGI Ultra Micro Cap had a waiver of 0.25% through January 31, 2018. Amounts waived pursuant to each of the investment management fee waivers are separate from and would not be included with the amounts subject to potential recoupment under the Expense Limitation Agreement.

(3)

The Investment Manager has contractually agreed, until January 31, 2020, to irrevocably waive its management and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses after Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

(4)

Effective February 1, 2018, the Investment Manager has contractually agreed, until January 31, 2019, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote (1) above, Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

(5)

Effective February 1, 2018, (July 1, 2018 for AllianzGI Emerging Markets Debt, AllianzGI Micro Cap and AllianzGI Ultra Micro Cap), the Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2019 (January 31, 2020 for AllianzGI Emerging Markets Debt, AllianzGI Micro Cap and AllianzGI Ultra Micro Cap), to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses (after giving effect to the management fee waiver, if any, referred to in footnote (2) above), and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

(6)

Effective February 1, 2018, the Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2019 to the extent that Total Annual Fund Operating Expenses excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses (after giving effect to the management fee waiver, if any, referred to in footnote (2) above), exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

(7)

The Investment Manager has agreed to waive its investment management fee for AllianzGI PerformanceFee Managed Futures up to 0.75% for any negative performance relative to the ICE BofAML 3-Month US T-Bill Index plus 5.00% (annualized). The Investment Manager has agreed to waive its investment management fee for AllianzGI PerformanceFee Structured US Equity up to 0.60% for any negative performance relative to the S&P 500 Index plus 1.25% (annualized). The Investment Manager has agreed to waive its investment management fee for AllianzGI PerformanceFee Structured US Fixed Income up to 0.30% for any negative performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index plus 0.625% (annualized). The waivers are in effect from the Funds’ inception date through December 31, 2018. As of September 30, 2018, only AllianzGI PerformanceFee Managed Futures had negative performance relative to its index plus index hurdle for the period since inception which resulted in a waiver of $91,087 that is included in the “Fee Waiver/Reimbursement from Investment Manager” on the Statements of Operations. The amounts waived as of September 30, 2018 are subject to change until December 31, 2018.

(8)

Effective February 1, 2018, the Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2019 to the extent that Other Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

(9)

The Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2022 to the extent that Total Annual Fund Operating Expenses excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

*

As a result of reimbursing expenses inclusive of acquired fund fees and expenses, the Investment Manager reimbursed amounts in excess of the respective share class’ operating expenses. The aggregate excess reimbursement of each share class is accounted for as “Contribution from Investment Manager” on the Statements of Operations.

358	September 30, 2018 |	Annual Report

The following Funds revised their expense limitation rates during the year ended September 30, 2018. The expense limitation rates in effect during the year (except as noted in the tables below) and at September 30, 2018 for all the Funds are disclosed in the table above.

	Expense Limitation (10/1/17 - 1/31/18)			Expense Limitation (2/1/18 - 6/30/18)
	Class A	Class P	Institutional Class	Class A	Class P	Institutional Class
AllianzGI Ultra Micro Cap	N/A	N/A	N/A	2.01%	1.72%	1.69%

	Expense Limitation (10/1/17 - 1/31/18)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Global Dynamic Allocation	0.97%	1.74%	1.34%	0.80%	0.70%	0.70%	0.97%
AllianzGI International Small-Cap	1.25	2.08	1.59	1.10	1.07	1.00	N/A
AllianzGI NFJ International Small-Cap Value	1.30	2.05	N/A	1.05	1.01	0.95	N/A
AllianzGI Short Duration High Income	N/A	N/A	N/A	N/A	N/A	0.57	N/A
AllianzGI Structured Return	0.98	1.78	N/A	0.77	0.69	0.67	N/A

	Expense Limitation (10/1/17 - 6/30/18)
	Class A	Class C	Class R	Class P	Institutional Class
AllianzGI Emerging Markets Debt	1.20%	1.95%	N/A	1.05%	0.95%
AllianzGI Micro Cap	1.62	N/A	N/A	1.54	1.54

The Investment Manager, per the expense limitation agreements, may recoup waived/reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement. During the period or year ended September 30, 2018, the Investment Manager recouped a total of $28,437 from the Funds as disclosed on the Statements of Operations. The following represents the amounts that still can be recouped by the Investment Manager as of September 30, 2018.

	Unrecouped Expenses Waived/Reimbursed through Fiscal Period or Year ended
	9/30/2016	9/30/2017	9/30/2018	Totals
AllianzGI Retirement 2020	$32,277	$88,906	$80,682	$201,865
AllianzGI Retirement 2025	30,952	116,776	122,969	270,697
AllianzGI Retirement 2030	36,276	123,768	142,601	302,645
AllianzGI Retirement 2035	14,422	63,406	73,903	151,731
AllianzGI Retirement 2040	8,160	25,645	39,583	73,388
AllianzGI Retirement 2045	6,546	7,838	15,532	29,916
AllianzGI Retirement 2050	3,046	3,702	7,609	14,357
AllianzGI Retirement 2055	1,064	1,712	4,108	6,884
AllianzGI Multi Asset Income	35,990	92,776	79,589	208,355
AllianzGI Global Allocation	—	14,256	—	14,256
AllianzGI Best Styles Global Equity	416,897	222,208	129,151	768,256
AllianzGI Best Styles International Equity	394,405	348,158	267,293	1,009,856
AllianzGI Best Styles U.S. Equity	195,811	174,158	119,713	489,682
AllianzGI Core Bond	—	—	175,017	175,017
AllianzGI Core Plus Bond	—	—	180,862	180,862
AllianzGI Emerging Markets Consumer	257,727	185,526	82,270	525,523
AllianzGI Emerging Markets Debt	162,697	162,523	187,669	512,889
AllianzGI Emerging Markets Small-Cap	305,798	251,209	172,437	729,444
AllianzGI Europe Equity Dividend	321,812	307,860	237,278	866,950
AllianzGI Global Dynamic Allocation	199,996	650,337	457,777	1,308,110
AllianzGI Global High Yield	—	236,455	236,908	473,363
AllianzGI Global Sustainability	190,206	175,647	139,780	505,633

Annual Report	| September 30, 2018	359

Notes to Financial Statements (cont’d)

September 30, 2018

	Unrecouped Expenses Waived/Reimbursed through Fiscal Period or Year ended
	9/30/2016	9/30/2017	9/30/2018	Totals
AllianzGI International Growth	$187,039	$172,093	$164,199	$523,331
AllianzGI International Small-Cap	258,005	279,258	190,541	727,804
AllianzGI Micro Cap	153,921	137,352	133,846	425,119
AllianzGI NFJ Emerging Markets Value	465,793	548,032	377,554	1,391,379
AllianzGI NFJ International Small-Cap Value	349,447	287,899	186,509	823,855
AllianzGI Preferred Securities and Income	—	—	151,931	151,931
AllianzGI Real Estate Debt	—	—	278,716	278,716
AllianzGI Short Term Bond	—	—	128,601	128,601
AllianzGI Structured Return	16,609	409,881	296,727	723,217
AllianzGI U.S. Equity Hedged	188,026	193,599	160,089	541,714
AllianzGI Ultra Micro Cap	—	—	89,364	89,364

7.	RELATED PARTY TRANSACTIONS

The Investment Manager and the Distributor are related parties. Fees payable to and amounts due from these parties are disclosed in Note 5 and Note 6 and the accrued related party fee and receivable amounts are disclosed on the Statements of Assets and Liabilities.

(a) Payments from Affiliates

During the year ended September 30, 2018, AllianzGI U.S. reimbursed AllianzGI Emerging Markets Small-Cap Fund and AllianzGI NFJ International Small-Cap Value Fund $6,843 and $18, respectively, for realized losses resulting from trading errors.

During the year ended September 30, 2017, AllianzGI U.S. reimbursed AllianzGI International Small-Cap, AllianzGI NFJ Emerging Markets Value, AllianzGI Structured Return and AllianzGI Ultra Micro Cap $1,442, $52,591, $5,650, and $2,886, respectively, for realized losses resulting from trading errors.

(b) In-Kind Fund Share Transactions

There were no in-kind fund share transactions for the period or year ended September 30, 2018.

During the year ended September 30, 2017, AllianzGI Best Styles Global Equity, AllianzGI Best Styles U.S. Equity and AllianzGI Convertible transferred securities and cash to affiliated entities in connection with redemption in-kind transactions. These transactions were treated as a sale of securities for U.S. GAAP, and the resulting gains and losses as shown in the table below were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. The realized gains and losses from the redemption in-kind are netted and recorded as net realized gain on investments. The number of shares redeemed in-kind and redemption value as shown in the table below are included in the “Cost of shares redeemed” in Note 9. During the year ended September 30, 2017, AllianzGI Global Dynamic Allocation accepted securities from affiliated entities in connection with subscription in-kind transactions. For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. The Fund sold 1,985,501 shares of Class R6 in-kind with a subscription value of $36,374,375. The number of shares sold and subscription value are included in “Shares sold” in Note 9.

	Shares Redeemed In-Kind	Redemption Value	Realized Gains	Realized Losses
AllianzGI Best Styles Global Equity (Class R6)	1,002,664	$15,791,959	$1,133,858	$438,244
AllianzGI Best Styles U.S. Equity (Class R6)	2,918,758	45,202,958	3,159,994	1,690,309
AllianzGI Convertible (Institutional Class)	16,579,709	552,103,654	64,931,264	6,282,257

(c) Affiliated Transactions

The following tables show the transactions in and earnings from affiliates for the period or year ended September 30, 2018:

AllianzGI Retirement 2020:
	Market Value 9/30/2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2018	Dividend Income	Shares as of 9/30/2018	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$8,339,779	$1,506,420	$3,432,242	$(149,631)	$6,086,401	$194,037	426,219	$(177,925)	—
AllianzGI Best Styles U.S. Equity	3,541,309	227,249	1,942,747	(2,303)	2,122,354	66,656	103,732	298,846	$160,593

360	September 30, 2018 |	Annual Report

AllianzGI Retirement 2020:
	Market Value 9/30/2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2018	Dividend Income	Shares as of 9/30/2018	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Emerging Markets Debt	$687,359	$299,986	$965,860	$(2,448)	—	$15,029	—	$(19,037)	$6,881
AllianzGI Emerging Markets Small-Cap	320,480	21,776	—	(29,388)	$312,868	13,431	19,019	—	8,344
AllianzGI Global Dynamic Allocation	34,086,296	3,079,425	14,191,368	(1,683,224)	22,138,654	576,857	1,098,692	847,525	1,214,401
AllianzGI Short Duration High Income	543,501	63,196	174,045	(11,485)	423,579	27,344	28,447	2,412	—
Totals	$47,518,724	$5,198,052	$20,706,262	$(1,878,479)	$31,083,856	$893,354	1,676,109	$951,821	$1,390,219

AllianzGI Retirement 2025:
	Market Value 9/30/2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2018	Dividend Income	Shares as of 9/30/2018	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$7,019,821	$3,300,583	$3,201,451	$(144,734)	$6,809,345	$187,959	476,845	$(164,874)	—
AllianzGI Best Styles U.S. Equity	6,231,430	509,027	2,506,852	340,507	4,842,433	117,289	236,678	268,321	$282,586
AllianzGI Emerging Markets Debt	648,718	11,860	650,968	(1,930)	—	8,563	—	(7,680)	3,297
AllianzGI Emerging Markets Small-Cap	344,099	23,381	—	(31,554)	335,926	14,421	20,421	—	8,959
AllianzGI Global Dynamic Allocation	48,368,729	6,063,493	16,804,857	(1,875,964)	36,606,454	814,469	1,816,697	855,053	1,714,618
AllianzGI Short Duration High Income	381	337,543	201,221	(1,093)	133,580	6,517	8,971	(2,030)	—
Totals	$62,613,178	$10,245,887	$23,365,349	$(1,714,768)	$48,727,738	$1,149,218	2,559,612	$948,790	$2,009,460

AllianzGI Retirement 2030:
	Market Value 9/30/2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2018	Dividend Income	Shares as of 9/30/2018	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$690,578	$1,575,967	$424,680	$(54,887)	$1,774,485	$40,430	124,264	$(12,493)	—
AllianzGI Best Styles Global Equity	6,572,616	1,128,943	1,645,039	(428,036)	5,534,847	225,116	320,304	(93,637)	$661,091
AllianzGI Best Styles U.S. Equity	9,461,330	833,384	3,403,348	456,066	7,819,716	176,116	382,195	472,284	424,317
AllianzGI Emerging Markets Small-Cap	780,480	53,030	—	(71,569)	761,941	32,711	46,319	—	20,320
AllianzGI Global Dynamic Allocation	52,549,025	6,619,306	15,782,098	(1,729,202)	42,224,079	886,989	2,095,488	567,048	1,867,291
Totals	$70,054,029	$10,210,630	$21,255,165	$(1,827,628)	$58,115,068	$1,361,362	2,968,570	$933,202	$2,973,019

Annual Report	| September 30, 2018	361

Notes to Financial Statements (cont’d)

September 30, 2018

AllianzGI Retirement 2035:
	Market Value 9/30/2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2018	Dividend Income	Shares as of 9/30/2018	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$550,305	$975,404	$406,947	$(31,237)	$1,075,689	$27,048	75,328	$(11,836)	—
AllianzGI Best Styles Global Equity	18,125,278	3,576,619	6,598,794	(1,542,424)	13,581,150	620,803	785,946	20,471	$1,823,090
AllianzGI Best Styles U.S. Equity	9,332,798	911,429	4,258,109	263,685	6,871,953	173,531	335,873	622,150	418,092
AllianzGI Emerging Markets Small-Cap	641,417	43,582	—	(58,817)	626,182	26,883	38,066	—	16,699
AllianzGI Global Dynamic Allocation	27,457,885	4,318,345	10,495,308	(1,046,411)	20,617,594	463,641	1,023,206	383,083	976,060
Totals	$56,107,683	$9,825,379	$21,759,158	$(2,415,204)	$42,772,568	$1,311,906	2,258,419	$1,013,868	$3,233,941

AllianzGI Retirement 2040:
	Market Value 9/30/2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2018	Dividend Income	Shares as of 9/30/2018	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Best Styles Global Equity	$25,070,493	$4,601,236	$6,646,012	$(2,007,936)	$20,950,442	$866,190	1,212,410	$(67,339)	$2,543,710
AllianzGI Best Styles U.S. Equity	9,687,342	777,021	2,950,924	527,120	8,448,286	182,337	412,917	407,727	439,307
AllianzGI Emerging Markets Small-Cap	544,837	37,020	—	(49,961)	531,896	22,835	32,334	—	14,185
AllianzGI Global Dynamic Allocation	16,998,199	2,775,311	4,123,519	(345,681)	15,255,190	283,860	757,081	(49,120)	597,583
Totals	$52,300,871	$8,190,588	$13,720,455	$(1,876,458)	$45,185,814	$1,355,222	2,414,742	$291,268	$3,594,785

AllianzGI Retirement 2045:
	Market Value 9/30/2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2018	Dividend Income	Shares as of 9/30/2018	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Best Styles Global Equity	$18,313,605	$3,905,866	$3,997,169	$(1,419,311)	$16,700,795	$636,384	966,481	$(102,196)	$1,868,844
AllianzGI Best Styles U.S. Equity	6,284,793	737,800	1,796,032	417,731	5,863,076	118,293	286,563	218,784	285,007
AllianzGI Emerging Markets Small-Cap	321,547	21,848	—	(29,486)	313,909	13,477	19,083	—	8,370
AllianzGI Global Dynamic Allocation	7,059,343	1,636,641	1,738,479	(135,176)	6,789,450	120,330	336,945	(32,879)	253,319
Totals	$31,979,288	$6,302,155	$7,531,680	$(1,166,242)	$29,667,230	$888,484	1,609,072	$83,709	$2,415,540

AllianzGI Retirement 2050:
	Market Value 9/30/2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2018	Dividend Income	Shares as of 9/30/2018	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Best Styles Global Equity	$19,134,566	$5,192,104	$3,309,392	$(1,393,670)	$19,454,855	$666,437	1,125,860	$(168,753)	$1,957,103
AllianzGI Best Styles U.S. Equity	5,857,590	962,418	1,360,312	511,402	6,073,759	110,562	296,860	102,661	266,379
AllianzGI Emerging Markets Small-Cap	309,055	20,999	—	(28,340)	301,714	12,953	18,341	—	8,046
AllianzGI Global Dynamic Allocation	5,658,483	1,173,454	962,635	(104,960)	5,745,930	96,146	285,158	(18,412)	202,406
Totals	$30,959,694	$7,348,975	$5,632,339	$(1,015,568)	$31,576,258	$886,098	1,726,219	$(84,504)	$2,433,934

362	September 30, 2018 |	Annual Report

AllianzGI Retirement 2055:
	Market Value 9/30/2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2018	Dividend Income	Shares as of 9/30/2018	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Best Styles Global Equity	$8,609,987	$4,255,979	$2,657,614	$(583,037)	$9,433,238	$322,995	545,905	$(192,077)	$948,529
AllianzGI Best Styles U.S. Equity	2,713,120	929,888	959,451	264,648	2,996,373	53,325	146,450	48,168	128,479
AllianzGI Emerging Markets Small-Cap	109,816	63,200	—	(14,785)	158,231	4,603	9,619	—	2,859
AllianzGI Global Dynamic Allocation	2,546,142	1,090,505	779,976	(43,773)	2,789,818	46,373	138,453	(23,080)	97,624
Totals	$13,979,065	$6,339,572	$4,397,041	$(376,947)	$15,377,660	$427,296	840,427	$(166,989)	$1,177,491

AllianzGI Multi Asset Income:
	Market Value 9/30/2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2018	Dividend Income	Shares as of 9/30/2018	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Emerging Markets Debt	$2,791,922	$1,194,471	$1,326,171	$(252,802)	$2,265,579	$158,785	171,246	$(141,841)	$25,065
AllianzGI Europe Equity Dividend	3,273,342	131,542	773,448	(136,757)	2,458,202	131,542	158,389	(36,477)	—
AllianzGI Global High Yield	1,024,740	678,896	389,496	(30,516)	1,271,475	61,642	85,737	(12,149)	—
AllianzGI High Yield Bond	3,294,971	3,628,077	5,966,319	(183,218)	782,746	129,942	91,229	9,235	—
AllianzGI Real Estate Debt	—	4,528,590	597,685	(8,661)	3,921,656	45,171	262,318	(588)	—
AllianzGI Short Duration High Income	8,402,079	2,539,350	6,473,168	1,407	4,387,608	249,048	294,668	(82,060)	—
PIMCO Income	5,767,960	2,788,043	2,791,206	(244,595)	5,495,035	323,822	462,156	(25,167)	—
PIMCO Investment Grade Corporate Bond Index	—	5,934,030	5,727,378	—	—	86,146	—	(206,652)	3,326
PIMCO Long-Term Credit	3,036,362	—	3,055,604	(91,091)	—	4,922	—	110,333	—
PIMCO Mortgage Opportunities	3,810,026	1,301,977	5,040,306	(25,129)	—	93,780	—	(46,568)	—
PIMCO Preferred and Capital Securities	2,013,097	3,837,418	3,541,345	(80,924)	2,163,806	180,829	214,451	(64,440)	7,190
PIMCO Senior Floating Rate	—	2,138,123	166,309	15,958	1,988,416	22,074	200,647	644	—
Totals	$33,414,499	$28,700,517	$35,848,435	$(1,036,328)	$24,734,523	$1,487,703	1,940,841	$(495,730)	$35,581

AllianzGI Global Allocation:
	Market Value 9/30/2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2018	Dividend Income	Shares as of 9/30/2018	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$87,446,693	$11,146,221	$13,637,723	$(2,857,765)	$81,539,738	$2,097,095	5,710,066	$(557,688)	—
AllianzGI Best Styles Global Equity	144,308,772	22,377,737	23,417,478	(12,072,058)	132,579,267	4,807,230	7,672,411	1,382,294	$14,117,227
AllianzGI Best Styles Global Managed Volatility	35,385,401	2,482,014	1,966,680	540,796	36,521,892	1,187,383	2,016,670	80,361	1,294,630

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Notes to Financial Statements (cont’d)

September 30, 2018

AllianzGI Global Allocation:
	Market Value 9/30/2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2018	Dividend Income	Shares as of 9/30/2018	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Emerging Markets Debt	$15,413,937	$875,787	—	$(1,699,035)	$14,590,689	$765,736	1,102,849	—	$110,051
AllianzGI Emerging Markets Small-Cap	4,609,381	313,189	—	(422,676)	4,499,894	193,185	273,550	—	120,005
AllianzGI High Yield Bond	4,928,245	65,719	$4,907,843	(187,711)	—	65,719	—	$101,590	—
AllianzGI International Growth	17,904,950	2,224,577	—	(1,411,842)	18,717,685	109,347	1,021,708	—	2,115,231
AllianzGI PerformanceFee Managed Futures Strategy	—	15,000,000	—	(585,000)	14,415,000	—	1,500,000	—	—
Totals	$309,997,379	$54,485,244	$43,929,724	$(18,695,291)	$302,864,165	$9,225,695	19,297,254	$1,006,557	$17,757,144

AllianzGI Global Dynamic Allocation:
	Market Value 9/30/2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2018	Dividend Income	Shares as of 9/30/2018	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI International Growth	$—	$4,470,226	$—	$(69,660)	$4,400,566	$—	240,206	$—	$—

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

During the period or year ended September 30, 2018, the following Fund engaged in sales of securities pursuant to Rule 17a-7 of the 1940 Act:

	Purchases	Sales
AllianzGI Short Duration High Income	—	$95,927,965

8.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At September 30, 2018, the significant account-holders, owners of 5% or greater of each respective Fund’s outstanding shares were as follows:

	Unaffiliated		Affiliated
	Number of Account Holders	Approximate Ownership	Number of Account Holders	Approximate Ownership*	AFI/Allianz of America
AllianzGI Retirement 2020	3	71%	—	—	—
AllianzGI Retirement 2025	2	75%	—	—	—
AllianzGI Retirement 2030	3	76%	—	—	—
AllianzGI Retirement 2035	3	80%	—	—	—
AllianzGI Retirement 2040	2	76%	—	—	—
AllianzGI Retirement 2045	2	77%	—	—	—
AllianzGI Retirement 2050	2	74%	—	—	—
AllianzGI Retirement 2055	2	76%	—	—	—
AllianzGI Multi Asset Income	4	67%	—	—	—
AllianzGI Global Allocation	1	23%	2	55%	—
AllianzGI Best Styles Global Equity	—	—	4	81%	—

364	September 30, 2018 |	Annual Report

	Unaffiliated		Affiliated
	Number of Account Holders	Approximate Ownership	Number of Account Holders	Approximate Ownership*	AFI/Allianz of America
AllianzGI Best Styles International Equity	1	41%	2	52%	—
AllianzGI Best Styles U.S. Equity	1	8%	7	81%	—
AllianzGI Convertible	6	59%	—	—	—
AllianzGI Core Bond	—	—	1	15%	85%
AllianzGI Core Plus Bond	—	—	—	—	100%
AllianzGI Emerging Markets Consumer	6	98%	—	—	—
AllianzGI Emerging Markets Debt	1	7%	2	91%	—
AllianzGI Emerging Markets Small-Cap	1	20%	4	63%	—
AllianzGI Europe Equity Dividend	2	57%	1	35%	—
AllianzGI Global Dynamic Allocation	2	25%	5	62%	—
AllianzGI Global High Yield	—	—	1	6%	94%
AllianzGI Global Sustainability	3	97%	—	—	—
AllianzGI Global Water	8	83%	—	—	—
AllianzGI High Yield Bond	5	81%	—	—	—
AllianzGI International Growth	—	—	3	92%	—
AllianzGI International Small-Cap	2	72%	—	—	—
AllianzGI Micro Cap	2	80%	—	—	—
AllianzGI NFJ Emerging Markets Value	2	90%	—	—	—
AllianzGI NFJ International Small-Cap Value	4	89%	—	—	—
AllianzGI PerformanceFee Managed Futures Strategy	1	8%	1	91%	—
AllianzGI PerformanceFee Structured US Equity	3	64%	—	—	33%
AllianzGI PerformanceFee Structured US Fixed Income	—	—	—	—	99%
AllianzGI Preferred Securities and Income	1	13%	—	—	87%
AllianzGI Real Estate Debt	—	—	2	32%	66%
AllianzGI Short Duration High Income	9	80%	—	—	—
AllianzGI Short Term Bond	—	—	—	—	97%
AllianzGI Structured Return	6	74%	—	—	—
AllianzGI U.S. Equity Hedged	4	94%	—	—	—
AllianzGI Ultra Micro Cap	4	77%	—	—	—

*

This represents the aggregate percentage of affiliated entities that own 5% or more of the Fund’s outstanding shares. These affiliated entities include funds/portfolios of the Trust, CollegeAccess 529 Plan, OklahomaDream 529 Plan and Allianz Multi-Series Collective Investment Trust.

Annual Report	| September 30, 2018	365

Notes to Financial Statements (cont’d)

September 30, 2018

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Retirement 2020				AllianzGI Retirement 2025
	Year ended September 30, 2018		Year ended September 30, 2017		Year ended September 30, 2018		Year ended September 30, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	30,378	$616,318	76,737	$1,476,887	72,929	$1,336,155	58,086	$1,010,886
Class C	2,648	52,962	6,921	131,602	—	—	—	—
Class R	2,276	45,999	3,269	64,108	3,383	61,727	4,122	69,053
Class P	185,370	3,793,616	133,356	2,600,760	203,211	3,738,212	246,556	4,280,682
Class R6	221,480	4,544,238	481,151	9,346,062	303,923	5,570,574	673,832	11,717,365
Administrative Class	3,817	78,298	17,680	340,652	2,112	39,074	10,689	184,331

Issued in reinvestment of dividends and distributions:
Class A	20,754	422,972	16,725	310,416	17,564	323,180	7,078	117,498
Class C	481	9,782	462	8,548	—	—	—	—
Class R	2	46	500	9,321	31	566	915	15,091
Class P	33,591	689,954	38,717	724,018	95,060	1,746,256	59,281	982,280
Class R6	31,248	642,466	19,701	368,801	53,770	988,834	21,665	359,200
Administrative Class	1,059	21,720	773	14,448	672	12,408	755	12,535

Cost of shares redeemed:
Class A	(522,132)	(10,496,950)	(87,720)	(1,678,659)	(165,081)	(3,026,895)	(35,255)	(615,697)
Class C	(4,544)	(92,179)	(6,362)	(122,830)	—	—	—	—
Class R	(92)	(1,821)	(35,437)	(678,453)	(2,437)	(44,799)	(42,549)	(723,563)
Class P	(565,028)	(11,507,964)	(528,913)	(10,285,749)	(1,030,087)	(18,804,115)	(401,873)	(6,967,829)
Class R6	(304,062)	(6,221,856)	(315,208)	(6,228,636)	(322,507)	(5,924,381)	(295,135)	(5,224,988)
Administrative Class	(11,758)	(239,104)	(5,654)	(109,267)	(32,368)	(606,574)	(5,975)	(100,722)
Net increase (decrease) resulting from Fund share transactions	(874,512)	$(17,641,503)	(183,302)	$(3,707,971)	(799,825)	$(14,589,778)	302,192	$5,116,122

—	May reflect actual amounts rounding to less than $1 or less than 1 share.

366	September 30, 2018 |	Annual Report

AllianzGI Retirement 2030				AllianzGI Retirement 2035				AllianzGI Retirement 2040
Year ended September 30, 2018		Year ended September 30, 2017		Year ended September 30, 2018		Year ended September 30, 2017		Year ended September 30, 2018		Year ended September 30, 2017
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

128,816	$2,880,864	169,366	$3,631,028	91,149	$1,820,020	82,607	$1,535,318	49,839	$1,151,137	129,442	$2,832,313
8,078	176,407	9,201	194,249	—	—	—	—	256	5,915	556	11,727
4,538	101,176	8,384	169,358	5,722	113,399	9,140	164,152	2,721	62,393	8,299	170,224
241,695	5,459,380	231,370	4,891,963	188,459	3,776,002	214,806	3,980,036	182,080	4,229,666	194,498	4,120,583
208,063	4,693,327	494,594	10,525,400	248,616	4,961,281	423,923	7,975,286	186,223	4,340,560	364,045	7,862,454
5,790	131,956	11,561	239,783	5,066	102,573	23,561	431,467	3,510	82,456	2,570	54,947

21,750	483,287	7,285	144,389	25,634	506,780	11,790	206,201	12,616	289,017	7,063	142,180
1,677	36,934	627	12,336	—	—	—	—	341	7,750	206	4,120
408	9,075	2,247	44,419	292	5,756	1,458	25,406	216	4,926	2,744	54,691
93,948	2,107,251	46,942	938,844	102,945	2,042,424	50,349	883,626	68,278	1,569,715	46,345	935,697
61,604	1,385,473	24,135	483,657	50,938	1,012,145	16,412	288,351	65,515	1,509,472	34,052	688,539
1,114	25,075	1,496	29,885	749	14,933	996	17,461	1,154	26,411	656	13,206

(288,920)	(6,455,145)	(119,163)	(2,553,450)	(238,656)	(4,729,935)	(179,788)	(3,296,808)	(178,675)	(4,133,703)	(57,829)	(1,260,230)
(6,334)	(139,687)	(9,054)	(193,558)	—	—	—	—	(1,858)	(42,453)	(894)	(18,693)
(14,147)	(318,017)	(102,367)	(2,095,862)	(9,000)	(177,281)	(66,259)	(1,205,411)	(10,795)	(249,540)	(73,837)	(1,538,720)
(739,266)	(16,501,776)	(331,551)	(6,996,835)	(902,876)	(17,852,182)	(342,148)	(6,368,482)	(525,765)	(12,090,480)	(206,337)	(4,392,618)
(260,940)	(5,859,379)	(243,782)	(5,253,796)	(241,188)	(4,795,297)	(172,855)	(3,231,813)	(225,496)	(5,222,617)	(147,672)	(3,185,036)
(46,986)	(1,081,748)	(13,077)	(269,752)	(31,938)	(652,525)	(16,571)	(302,465)	(899)	(20,931)	(3,134)	(63,157)
(579,112)	$(12,865,547)	188,214	$3,942,058	(704,088)	$(13,851,907)	57,421	$1,102,325	(370,739)	$(8,480,306)	300,773	$6,432,227

Annual Report	| September 30, 2018	367

Notes to Financial Statements (cont’d)

September 30, 2018

	AllianzGI Retirement 2045				AllianzGI Retirement 2050
	Year ended September 30, 2018		Year ended September 30, 2017		Year ended September 30, 2018		Year ended September 30, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	56,069	$1,129,599	48,719	$918,326	48,528	$1,088,804	106,379	$2,166,114
Class C	—	—	—	—	1,180	26,124	1,093	22,259
Class R	4,109	82,431	7,653	140,162	2,705	60,262	3,766	75,483
Class P	122,579	2,493,760	150,381	2,830,332	122,468	2,781,748	139,562	2,913,729
Institutional Class	—	—	—	—	—	—	—	—
Class R6	193,863	3,946,331	306,694	5,779,643	200,778	4,587,934	267,214	5,625,406
Administrative Class	5,743	116,672	14,449	268,324	4,039	91,333	6,581	139,403

Issued in reinvestment of dividends and distributions:
Class A	13,781	276,721	9,827	172,359	9,057	201,877	4,463	87,120
Class C	—	—	—	—	482	10,589	351	6,764
Class R	411	8,184	1,786	31,083	79	1,759	1,794	34,832
Class P	50,653	1,018,130	41,537	729,383	37,273	836,401	29,513	579,934
Institutional Class	—	—	—	—	—	—	—	—
Class R6	42,722	860,846	26,400	464,645	50,642	1,140,455	29,933	589,982
Administrative Class	1,746	34,918	1,669	29,161	2,445	54,641	1,708	33,443

Cost of shares redeemed:
Class A	(180,667)	(3,655,251)	(38,843)	(721,757)	(101,981)	(2,312,616)	(28,279)	(578,951)
Class C	—	—	—	—	(588)	(12,858)	(917)	(19,414)
Class R	(6,639)	(132,098)	(34,653)	(631,153)	(1,410)	(31,747)	(38,340)	(780,732)
Class P	(261,605)	(5,285,576)	(136,429)	(2,543,429)	(186,882)	(4,209,375)	(148,241)	(3,094,457)
Institutional Class	—	—	—	—	—	—	—	—
Class R6	(171,133)	(3,434,564)	(143,527)	(2,725,283)	(176,037)	(3,964,780)	(113,709)	(2,410,543)
Administrative Class	(10,242)	(209,921)	(3,069)	(59,582)	(3,728)	(83,533)	(4,474)	(93,586)
Net increase (decrease) resulting from Fund share transactions	(138,610)	$(2,749,818)	252,594	$4,682,214	9,050	$267,018	258,397	$5,296,786

–	May reflect actual amounts rounding to less than $1 or less than 1 share.
#	For the period February 1, 2018 (commencement of share class) through September 30, 2018. “Shares sold” includes shares sold to AFI.

368	September 30, 2018 |	Annual Report

AllianzGI Retirement 2055				AllianzGI Multi Asset Income				AllianzGI Global Allocation
Year ended September 30, 2018		Year ended September 30, 2017		Year ended September 30, 2018		Year ended September 30, 2017		Year ended September 30, 2018		Year ended September 30, 2017
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

43,766	$852,643	66,447	$1,173,048	127,195	$2,263,468	109,682	$2,004,214	369,365	$4,313,644	586,530	$6,839,242
—	—	—	—	50,760	906,687	35,951	658,716	289,992	3,557,800	165,667	1,943,750
1,801	35,093	5,173	89,205	919	17,167	1,401	26,397	1,246	14,717	335	3,936
160,198	3,144,890	133,236	2,403,596	91,953	1,649,124	211,230	3,897,798	165,981	1,937,964	228,639	2,651,584
—	—	—	—	2,790 #	48,205 #	—	—	73,427	852,991	661,698	7,440,593
208,405	4,114,096	191,577	3,479,666	225,653	3,993,052	325,863	5,861,899	11,653,880	140,071,822	9,283,971	107,103,765
8,555	166,304	5,130	92,175	1,824	32,811	46,447	857,264	36	449	44	500

6,743	129,807	2,569	43,180	36,286	648,381	26,950	488,639	313,963	3,642,134	61,309	692,252
—	—	—	—	10,887	195,173	6,922	125,825	223,202	2,640,348	25,252	286,502
201	3,864	788	13,177	110	2,058	418	7,743	227	2,606	32	362
21,627	419,135	10,413	176,090	51,634	932,949	48,673	889,457	12,039	138,366	1,725	19,327
—	—	—	—	79 #	1,347 #	—	—	51,790	598,913	138,604	1,517,409
23,693	461,056	8,828	149,892	77,749	1,368,964	64,655	1,155,477	2,417,281	27,424,554	733,174	8,106,799
1,162	22,436	754	12,694	4,082	74,968	3,729	68,924	214	2,546	43	499

(69,984)	(1,354,727)	(23,665)	(414,439)	(202,417)	(3,551,087)	(142,903)	(2,614,625)	(934,682)	(10,892,920)	(4,383,743)	(49,002,154)
—	—	—	—	(119,715)	(2,094,141)	(42,029)	(766,759)	(1,046,240)	(12,371,273)	(1,509,265)	(17,572,955)
(977)	(18,773)	(21,770)	(381,938)	(2,140)	(39,151)	(22,534)	(424,120)	(349)	(4,283)	(1)	(9)
(188,085)	(3,661,247)	(41,744)	(759,078)	(375,738)	(6,664,172)	(409,501)	(7,528,815)	(90,994)	(1,081,462)	(109,354)	(1,256,218)
—	—	—	—	(15)#	(263)#	—	—	(109,728)	(1,269,146)	(6,417,388)	(74,424,026)
(142,991)	(2,779,986)	(57,561)	(1,064,620)	(551,697)	(9,584,831)	(328,549)	(5,951,323)	(13,391,527)	(159,822,093)	(14,502,725)	(171,896,055)
(11,981)	(234,582)	(2,563)	(45,751)	(58,582)	(1,043,282)	(11,971)	(223,951)	(426)	(5,002)	(765)	(8,761)
62,133	$1,300,009	277,612	$4,966,897	(628,383)	$(10,842,573)	(75,566)	$(1,467,240)	(1,303)	$(247,325)	(15,036,218)	$(177,553,658)

Annual Report	| September 30, 2018	369

Notes to Financial Statements (cont’d)

September 30, 2018

	AllianzGI Best Styles Global Equity				AllianzGI Best Styles International Equity
	Year ended September 30, 2018		Year ended September 30, 2017		Year ended September 30, 2018		Year ended September 30, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	20,397	$366,653	68,959	$1,130,618	26,557	$411,757	31,284	$462,837
Class C	1,781	32,689	4,830	87,436	3,531	52,918	8,186	119,746
Class R	—	—	—	—	—	—	—	—
Class P	39,918	717,027	164,630	2,742,675	—	—	6,784	100,000
Institutional Class	23,426	413,192	11,025	192,141	52,319	797,120	3,275	50,000
Class R6	6,392,913	114,453,742	14,837,402	237,470,245	253,973	4,006,624	413,391	5,966,733
Administrative Class	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	9,117	156,176	396	6,286	1,219	18,889	87	1,126
Class C	451	7,589	12	183	300	4,603	109	1,403
Class R	—	—	—	—	—	—	—	—
Class P	18,861	322,713	2,814	44,744	355	5,511	70	898
Institutional Class	19,183	324,963	3,166	49,946	265	4,124	258	3,340
Class R6	4,650,001	79,375,510	991,084	15,722,005	68,138	1,061,586	213,849	2,758,648
Administrative Class	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(26,890)	(465,724)	(2,321,093)	(35,682,819)	(26,324)	(409,241)	—	(1)
Class C	(5,312)	(96,392)	—	—	(6,263)	(96,644)	—	—
Class R	—	—	—	—	—	—	—	—
Class P	(101,506)	(1,758,564)	(197,393)	(3,329,411)	(320)	(4,963)	—	—
Institutional Class	(27,847)	(485,711)	(42,235)	(691,732)	(800)	(12,814)	(333)	(5,000)
Class R6	(12,640,288)	(222,258,029)	(19,667,990)	(341,812,997)	(347,045)	(5,487,075)	(4,003,229)	(57,963,958)
Administrative Class	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(1,625,795)	$(28,894,166)	(6,144,393)	$(124,070,680)	25,905	$352,395	(3,326,269)	$(48,504,228)

–	May reflect actual amounts rounding to less than $1 or less than 1 share.
†	Commencement of operations.

370	September 30, 2018 |	Annual Report

AllianzGI Best Styles U.S. Equity				AllianzGI Convertible				AllianzGI Core Bond
Year ended September 30, 2018		Year ended September 30, 2017		Year ended September 30, 2018		Year ended September 30, 2017		Period from May 30, 2018† through September 30, 2018
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

15,181	$296,027	30,990	$493,185	207,449	$6,503,197	421,297	$13,241,563	—	$—
943	18,015	595	9,956	353,677	11,048,314	18,986	604,884	—	—
—	—	—	—	775	25,467	2,394	74,613	—	—
7,044	139,403	27,172	477,904	1,412,411	43,072,476	1,100,204	34,977,199	—	—
3,537	68,251	2,923	49,389	1,934,862	59,803,946	608,383	19,377,376	—	—
815,815	15,612,646	4,161,911	67,097,951	—	—	—	—	402,385	6,016,814
—	—	—	—	1,379	44,007	944	30,423	—	—

264	4,958	474	7,605	415,204	12,056,650	117,142	3,690,187	—	—
107	1,972	9	148	228,935	6,674,305	26,301	841,210	—	—
—	—	—	—	385	11,580	394	12,358	—	—
1,675	31,132	26	420	439,297	12,532,377	61,160	1,946,532	4	72
411	7,666	81	1,298	1,844,088	53,040,379	357,366	11,312,875	5	73
395,294	7,399,903	100,771	1,625,434	—	—	—	—	14,480	216,814
—	—	—	—	6,065	174,529	1,210	38,602	—	—

(748)	(15,112)	(31,989)	(555,810)	(984,752)	(31,388,653)	(6,677,007)	(212,830,762)	—	—
(828)	(15,605)	(183)	(3,200)	(383,725)	(12,080,360)	(783,707)	(25,010,423)	—	—
—	—	—	—	(1,606)	(52,517)	(36,419)	(1,168,769)	—	—
(1,380)	(27,125)	(4,942)	(87,116)	(1,031,353)	(31,440,570)	(1,675,570)	(53,087,878)	—	—
(3,726)	(70,801)	(1,967)	(32,581)	(3,032,900)	(96,524,746)	(26,875,233)	(880,281,948)	—	—
(2,476,896)	(48,767,732)	(4,662,780)	(75,839,011)	—	—	—	—	(112,870)	(1,686,282)
—	—	—	—	(13,095)	(436,418)	(11,893)	(382,451)	—	—
(1,243,307)	$(25,316,402)	(376,909)	$(6,754,428)	1,397,096	$33,063,963	(33,344,048)	$(1,086,614,409)	304,004	$4,547,491

Annual Report	| September 30, 2018	371

Notes to Financial Statements (cont’d)

September 30, 2018

	AllianzGI Core Plus Bond		AllianzGI Emerging Markets Consumer
	Period from May 30, 2018† through September 30, 2018		Year ended September 30, 2018		Year ended September 30, 2017
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	433	$7,099	6,214	$92,436
Class C	—	—	—	—	—	—
Class P	—	—	—	—	—	—
Institutional Class	—	—	1,045,849	16,710,931	651,142	9,167,162
Class R6	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	—	—	562	8,911	36	441
Class C	—	—	—	—	—	—
Class P	4	72	—	—	—	—
Institutional Class	5	74	85,235	1,364,614	24,662	305,562
Class R6	20,063	300,598	—	—	—	—

Cost of shares redeemed:
Class A	—	—	(5,782)	(88,339)	(29)	(366)
Class C	—	—	—	—	—	—
Class P	—	—	—	—	—	—
Institutional Class	—	—	(788,915)	(12,184,557)	(1,196,133)	(16,493,131)
Net increase (decrease) resulting from Fund share transactions	20,072	$300,744	337,382	$5,818,659	(514,108)	$(6,927,896)

–	May reflect actual amounts rounding to less than $1 or less than 1 share.
†	Commencement of operations.

372	September 30, 2018 |	Annual Report

AllianzGI Emerging Markets Debt				AllianzGI Emerging Markets Small-Cap				AllianzGI Europe Equity Dividend
Year ended September 30, 2018		Year ended September 30, 2017		Year ended September 30, 2018		Year ended September 30, 2017		Year ended September 30, 2018		Year ended September 30, 2017
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

37,243	$533,756	5,430	$79,259	4,234	$75,615	17,014	$272,123	16,333	$266,009	90,062	$1,397,356
207	3,001	1,552	23,000	—	—	—	—	699	10,750	2,524	35,599
—	—	—	—	—	—	—	—	—	—	7,868	129,886
171,295	2,535,268	395,365	5,863,546	67,521	1,218,249	66,508	1,038,246	19,312	309,592	221,432	3,560,680
—	—	—	—	—	—	—	—	—	—	—	—

449	6,347	489	7,129	873	15,332	—	—	1,848	29,526	1,557	24,388
255	3,645	389	5,697	—	—	—	—	113	1,767	82	1,227
47	651	51	737	—	—	—	—	340	5,371	115	1,844
116,064	1,642,180	183,791	2,665,777	43,678	758,248	25,796	364,501	19,451	307,662	15,021	222,697
—	—	—	—	—	—	—	—	—	—	—	—

(37,068)	(518,006)	(8,178)	(118,777)	(8,079)	(142,593)	(10,327)	(156,324)	(90,123)	(1,448,584)	(4,236)	(64,704)
(4,613)	(62,842)	(1,698)	(25,335)	—	—	—	—	(25)	(389)	(19)	(281)
—	—	—	—	—	—	—	—	(6,715)	(104,985)	(1,546)	(25,003)
(1,352,252)	(19,401,035)	(1,041,227)	(15,384,404)	(125,120)	(2,267,176)	(342,154)	(5,677,852)	(144,621)	(2,327,189)	(143,068)	(2,195,354)
(1,068,373)	$(15,257,035)	(464,036)	$(6,883,371)	(16,893)	$(342,325)	(243,163)	$(4,159,306)	(183,388)	$(2,950,470)	189,792	$3,088,335

Annual Report	| September 30, 2018	373

Notes to Financial Statements (cont’d)

September 30, 2018

	AllianzGI Global Dynamic Allocation				AllianzGI Global High Yield
	Year ended September 30, 2018		Year ended September 30, 2017		Year ended September 30, 2018		Period from May 3, 2017† through September 30, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	24,968	$511,412	82,230	$1,550,091	—	$—	—	$—
Class C	13,758	276,697	21,177	406,739	—	—	—	—
Class R	987	19,792	2,093	39,383	—	—	—	—
Class P	93,460	1,911,803	637,412	11,545,607	—	—	—	—
Institutional Class	234,450	4,759,989	250,537	4,749,438	46,776	703,903	67,178	1,029,723
Class R6	1,008,881	20,351,605	12,476,865	230,121,490	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	5,385	109,050	—	2	—	—	—	—
Class C	3,347	66,066	—	2	—	—	—	—
Class R	309	6,210	—	—	—	—	—	—
Class P	31,925	642,005	3,236	58,830	32	482	3	51
Institutional Class	80,510	1,630,333	1,167	21,336	70,591	1,055,110	7,704	117,951
Class R6	602,641	12,155,278	48,683	887,497	—	—	—	—
Administrative Class	54	1,099	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(48,439)	(975,886)	(247,960)	(4,695,890)	—	—	—	—
Class C	(22,094)	(430,779)	(12,099)	(223,903)	—	—	—	—
Class R	(25)	(493)	(4,069)	(79,817)	—	—	—	—
Class P	(77,585)	(1,561,740)	(29,299)	(584,729)	—	—	—	—
Institutional Class	(1,202,910)	(24,148,028)	(763,320)	(14,560,400)	(30,638)	(456,580)	—	—
Class R6	(3,328,287)	(66,510,687)	(1,752,455)	(32,951,122)	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(2,578,665)	$(51,186,274)	10,714,198	$196,284,554	86,761	$1,302,915	74,885	$1,147,725

–	May reflect actual amounts rounding to less than $1 or less than 1 share.
†	Commencement of operations.

374	September 30, 2018 |	Annual Report

AllianzGI Global Sustainability				AllianzGI Global Water				AllianzGI High Yield Bond
Year ended September 30, 2018		Year ended September 30, 2017		Year ended September 30, 2018		Year ended September 30, 2017		Year ended September 30, 2018		Year ended September 30, 2017
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

10,545	$196,770	15,373	$260,568	2,670,501	$41,351,594	4,227,699	$59,392,168	796,523	$7,237,524	2,250,464	$20,779,212
—	—	—	—	813,178	12,057,027	936,509	12,595,838	74,754	684,819	150,153	1,383,378
—	—	—	—	—	—	—	—	51,238	450,609	85,090	753,460
580,070	11,049,588	2,876	49,080	4,655,923	72,110,173	9,292,311	128,906,188	471,053	4,141,566	1,002,277	8,939,017
138,230	2,594,493	394,593	6,463,987	3,524,902	53,633,616	5,545,111	76,930,900	4,191,771	36,921,650	15,548,838	137,965,322
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	10,209	89,174	61,696	539,421

877	15,922	85	1,290	273,441	4,252,010	142,511	1,875,321	210,692	1,903,097	313,793	2,891,255
—	—	—	—	117,917	1,754,605	30,215	381,618	45,134	406,485	59,067	543,497
—	—	—	—	—	—	—	—	2,981	25,763	3,630	32,166
121	2,224	7	106	297,452	4,628,355	66,753	881,850	149,349	1,297,642	321,038	2,846,471
50,576	928,569	18,115	278,227	330,391	5,051,676	78,608	1,022,047	836,180	7,265,664	1,327,427	11,798,372
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	3,204	28,001	11,500	100,699

(2,241)	(41,302)	(1,021)	(16,215)	(4,165,975)	(64,185,516)	(8,498,821)	(116,648,884)	(3,503,149)	(32,035,899)	(2,629,012)	(24,298,880)
—	—	—	—	(1,328,543)	(19,492,116)	(1,566,970)	(21,242,249)	(420,334)	(3,804,191)	(572,619)	(5,267,230)
—	—	—	—	—	—	—	—	(68,530)	(605,660)	(120,559)	(1,072,503)
(6,547)	(127,128)	—	—	(2,873,341)	(44,427,404)	(4,462,141)	(62,679,947)	(2,582,395)	(22,768,371)	(3,828,084)	(34,059,826)
(225,433)	(4,245,826)	(239,136)	(4,114,345)	(2,414,086)	(36,595,471)	(1,114,186)	(15,534,711)	(8,055,626)	(70,259,175)	(25,343,034)	(225,586,100)
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	(179,529)	(1,534,418)	(144,305)	(1,266,457)
546,198	$10,373,310	190,892	$2,922,698	1,901,760	$30,138,549	4,677,599	$65,880,139	(7,966,475)	$(70,555,720)	(11,502,640)	$(102,978,726)

Annual Report	| September 30, 2018	375

Notes to Financial Statements (cont’d)

September 30, 2018

	AllianzGI International Growth				AllianzGI International Small-Cap
	Year ended September 30, 2018		Year ended September 30, 2017		Year ended September 30, 2018		Year ended September 30, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	70,377	$1,293,246	599	$10,884	539,679	$24,176,578	31,376	$1,116,483
Class C	—	—	—	—	20,361	884,323	11,600	411,156
Class R	—	—	—	—	15,817	672,491	3,789	142,713
Class P	—	—	—	—	294,664	12,847,308	465,348	16,224,172
Institutional Class	502,575	9,437,985	22,007	370,379	587,195	27,381,698	1,175,684	42,123,503
Class R6	—	—	—	—	590,821	26,609,280	74,515	2,735,661

Issued in reinvestment of dividends and distributions:
Class A	1,355	24,200	—	1	2,914	125,294	2,339	73,368
Class C	—	—	—	—	1,313	54,903	545	16,705
Class R	—	—	—	—	189	7,918	44	1,374
Class P	—	—	—	—	36,896	1,583,227	12,138	381,492
Institutional Class	126,340	2,304,442	1,973	29,197	41,071	1,826,435	6,928	225,723
Class R6	—	—	—	—	21,533	957,134	4,526	147,555

Cost of shares redeemed:
Class A	(9,345)	(170,014)	(29)	(532)	(478,533)	(20,860,283)	(277,593)	(9,438,563)
Class C	—	—	—	—	(29,667)	(1,237,253)	(37,121)	(1,208,650)
Class R	—	—	—	—	(2,355)	(102,377)	(1,128)	(37,215)
Class P	—	—	—	—	(548,847)	(24,412,812)	(285,444)	(9,839,257)
Institutional Class	(66,082)	(1,344,090)	(811,506)	(15,688,204)	(1,105,969)	(49,769,907)	(405,869)	(14,772,977)
Class R6	—	—	—	—	(268,488)	(12,115,616)	(96,287)	(3,451,995)
Net increase (decrease) resulting from Fund share transactions	625,220	$11,545,769	(786,956)	$(15,278,275)	(281,406)	$(11,371,659)	685,390	$24,851,248

—	May reflect actual amounts rounding to less than $1 or less than 1 share.

376	September 30, 2018 |	Annual Report

AllianzGI Micro Cap				AllianzGI NFJ Emerging Markets Value				AllianzGI NFJ International Small-Cap Value
Year ended September 30, 2018		Year ended September 30, 2017		Year ended September 30, 2018		Year ended September 30, 2017		Year ended September 30, 2018		Year ended September 30, 2017
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

14,367	$229,885	34,984	$510,734	4,873,330	$88,876,479	1,888,401	$28,562,394	11,486	$241,166	7,174	$136,780
—	—	—	—	50,026	918,495	27,622	427,818	1,937	38,811	322	5,400
—	—	—	—	—	—	—	—	—	—	—	—
85,615	1,352,886	66,792	948,739	686,711	12,473,879	1,308,844	18,773,451	261	5,248	4,670	78,549
267,091	4,313,712	364,033	5,245,516	6,133,330	109,674,069	1,882,527	32,101,012	20,637	421,052	46,804	888,387
—	—	—	—	—	—	—	—	14,377	289,300	11,524	195,478

9,998	150,676	21,951	301,824	29,652	517,662	8,888	140,742	1,288	26,655	3,144	51,774
—	—	—	—	810	13,580	180	3,055	—	1	2,997	47,236
—	—	—	—	—	—	—	—	—	—	—	—
5,224	79,191	8,443	116,680	17,366	301,427	27,031	401,473	56	1,130	297	4,723
99,908	1,522,599	210,089	2,918,135	134,628	2,287,173	21,879	373,904	2,362	48,804	5,231	86,365
—	—	—	—	—	—	—	—	809	16,040	7,827	123,590

(60,904)	(964,599)	(95,730)	(1,363,748)	(4,146,038)	(72,566,773)	(1,407,408)	(20,527,829)	(23,391)	(481,160)	(351,203)	(6,208,049)
—	—	—	—	(7,511)	(131,017)	(5,274)	(86,437)	(17,787)	(353,774)	(30,377)	(529,550)
—	—	—	—	—	—	—	—	—	—	—	—
(86,274)	(1,355,798)	(64,013)	(928,658)	(1,660,903)	(27,625,591)	(183,841)	(2,931,998)	(915)	(18,547)	(5,663)	(100,466)
(661,408)	(10,435,016)	(897,902)	(13,136,117)	(1,412,420)	(24,367,528)	(375,482)	(5,491,585)	(25,803)	(526,954)	(60,439)	(1,093,151)
—	—	—	—	—	—	—	—	(26,644)	(544,791)	(72,389)	(1,278,290)
(326,383)	$(5,106,464)	(351,353)	$(5,386,895)	4,698,981	$90,371,855	3,193,367	$51,746,000	(41,327)	$(837,019)	(430,081)	$(7,591,224)

Annual Report	| September 30, 2018	377

Notes to Financial Statements (cont’d)

September 30, 2018

	AllianzGI PerformanceFee Managed Futures Strategy		AllianzGI PerformanceFee Structured US Equity
	Period from December 18, 2017† through September 30, 2018		Period from December 18, 2017† through September 30, 2018
	Shares	Amount	Shares	Amount
Shares sold:
Class P	—	$—	—	$—
Institutional Class	57,095	550,654	3,656,574	39,018,487
Class R6	1,627,386	16,230,568	1,378,034	14,214,731

Issued in reinvestment of dividends and distributions:
Class P	—	—	—	—
Institutional Class	—	—	—	—
Class R6	—	—	—	—

Cost of shares redeemed:
Institutional Class	(4,395)	(42,153)	(37,753)	(412,508)
Class R6	(43,722)	(423,518)	(31,820)	(347,913)
Net increase resulting from Fund share transactions	1,636,364	$16,315,551	4,965,035	$52,472,797

—	May reflect actual amounts rounding to less than $1 or less than 1 share.
†	Commencement of operations.

378	September 30, 2018 |	Annual Report

AllianzGI PerformanceFee Structured US Fixed Income		AllianzGI Preferred Securities and Income		AllianzGI Real Estate Debt
Period from December 18, 2017† through September 30, 2018		Period from May 30, 2018† through September 30, 2018		Period from December 27, 2017† through September 30, 2018
Shares	Amount	Shares	Amount	Shares	Amount

—	$—	—	$—	—	$—
18,871	186,825	101,706	1,537,850	378,510	5,669,291
17,332	171,151	—	—	—	—

—	—	9	134	10	152
—	—	378	5,686	13,750	205,805
—	—	9,113	137,009	—	—

(18,861)	(186,725)	—	—	(39,987)	(598,878)
—	—	—	—	—	—
17,342	$171,251	111,206	$1,680,679	352,283	$5,276,370

Annual Report	| September 30, 2018	379

Notes to Financial Statements (cont’d)

September 30, 2018

	AllianzGI Short Duration High Income				AllianzGI Short Term Bond
	Year ended September 30, 2018		Year ended September 30, 2017		Period from August 23, 2018† through September 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,859,273	$57,794,244	7,663,673	$116,660,118	—	$—
Class C	2,143,605	32,050,213	3,717,496	56,510,414	—	—
Class P	13,000,981	194,110,884	36,888,448	559,642,113	—	—
Institutional Class	13,218,128	197,275,694	27,724,398	420,876,270	11,731	176,000
Class R6	2,773,793	41,555,774	6,115,096 #	92,406,206 #	—	—

Issued in reinvestment of dividends and distributions:
Class A	539,451	8,065,229	637,033	9,673,820	—	—
Class C	354,329	5,286,210	375,917	5,698,961	—	—
Class P	1,048,148	15,625,723	2,090,855	31,643,057	—	—
Institutional Class	1,353,472	20,185,213	1,421,324	21,526,416	—	—
Class R6	177,574	2,647,559	138,225 #	2,094,252 #	—	—

Cost of shares redeemed:
Class A	(8,675,606)	(129,519,226)	(8,708,544)	(132,690,291)	—	—
Class C	(3,212,318)	(48,022,048)	(2,975,169)	(45,203,613)	—	—
Class P	(32,694,772)	(492,027,915)	(29,048,159)	(441,308,927)	—	—
Institutional Class	(24,090,831)	(360,032,751)	(21,096,420)	(319,802,070)	—	—
Class R6	(4,061,454)	(60,996,929)	(1,590,045)#	(24,146,772)#	—	—
Net increase (decrease) resulting from Fund share transactions	(34,266,227)	$(516,002,126)	23,354,128	$353,579,954	11,731	$176,000

–	May reflect actual amounts rounding to less than $1 or less than 1 share.
†	Commencement of operations.
#	For the period February 1, 2017 (commencement of share class) through September 30, 2017. “Shares sold” include shares sold to AFI.
##	For the period December 2, 2016 (commencement of share class) through September 30, 2017. “Shares sold” include shares sold to AFI.

380	September 30, 2018 |	Annual Report

AllianzGI Structured Return				AllianzGI U.S. Equity Hedged				AllianzGI Ultra Micro Cap
Year ended September 30, 2018		Year ended September 30, 2017		Year ended September 30, 2018		Year ended September 30, 2017		Year ended September 30, 2018		Year ended September 30, 2017
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

3,578,492	$56,841,189	5,646,557	$89,901,498	4,954	$89,481	2,816	$46,637	46,639	$922,104	43,791	$946,724
321,649	4,970,252	449,604	6,938,013	—	—	1,414	22,050	—	—	—	—
5,325,709	84,630,179	8,847,535	140,373,611	2,900	54,178	300	5,000	109,692	2,081,245	111,746	2,392,918
12,430,901	198,879,500	7,856,826	126,112,229	44,908	830,267	18,779	317,106	224,370	4,812,076	163,895	3,605,950
1,112,999	17,549,532	2,478,327 ##	40,065,690 ##	—	—	—	—	—	—	—	—

344,893	5,452,751	183,601	2,875,299	484	8,868	519	8,563	146,421	2,623,868	63,450	1,323,561
37,382	573,444	20,935	317,799	202	3,555	157	2,502	—	—	—	—
390,379	6,156,276	58,661	919,019	23	409	26	428	50,434	922,434	21,175	447,225
596,378	9,500,308	181,425	2,861,480	1,044	19,371	2,825	46,862	266,881	4,891,933	84,707	1,792,405
86,252	1,367,964	80,499 ##	1,266,928 ##	—	—	—	—	—	—	—	—

(5,471,305)	(86,098,131)	(3,558,616)	(56,347,413)	(9,392)	(171,559)	(9,170)	(154,485)	(280,049)	(5,430,004)	(470,286)	(10,130,252)
(328,090)	(5,034,992)	(237,960)	(3,669,265)	(3,767)	(65,379)	(2,702)	(42,843)	—	—	—	—
(4,765,862)	(75,222,509)	(1,837,863)	(29,260,855)	(306)	(5,607)	(7)	(120)	(64,153)	(1,318,678)	(188,518)	(4,182,585)
(4,342,363)	(69,149,955)	(4,712,189)	(75,867,393)	(32,633)	(603,115)	(218,551)	(3,714,881)	(470,044)	(9,691,341)	(429,905)	(9,395,661)
(151,513)	(2,395,261)	(472,671)##	(7,638,126)##	—	—	—	—	—	—	—	—
9,165,901	$148,020,547	14,984,671	$238,848,514	8,417	$160,469	(203,594)	$(3,463,181)	30,191	$(186,363)	(599,945)	$(13,199,715)

Annual Report	| September 30, 2018	381

Notes to Financial Statements (cont’d)

September 30, 2018

10.	INVESTMENTS IN SECURITIES

For the period or year ended September 30, 2018, purchases and sales of investments, other than short-term securities and U.S. government obligations were:

	Purchases	Sales
AllianzGI Retirement 2020	$11,360,875	$28,055,651
AllianzGI Retirement 2025	11,741,335	24,976,239
AllianzGI Retirement 2030	11,326,468	22,277,498
AllianzGI Retirement 2035	10,789,293	22,892,116
AllianzGI Retirement 2040	9,389,619	15,125,275
AllianzGI Retirement 2045	7,182,716	8,572,858
AllianzGI Retirement 2050	8,248,251	6,686,219
AllianzGI Retirement 2055	6,805,964	4,941,690
AllianzGI Multi Asset Income	73,171,156	82,565,870
AllianzGI Global Allocation	61,433,051	51,811,713
AllianzGI Best Styles Global Equity	515,930,148	610,356,761
AllianzGI Best Styles International Equity	14,399,582	14,302,122
AllianzGI Best Styles U.S. Equity	94,574,579	125,215,618
AllianzGI Convertible	640,656,911	692,358,513
AllianzGI Core Bond	46,614,089	28,658,062
AllianzGI Core Plus Bond	73,639,874	46,818,104
AllianzGI Emerging Markets Consumer	58,842,562	53,879,276
AllianzGI Emerging Markets Debt	33,336,637	48,168,959
AllianzGI Emerging Markets Small-Cap	13,065,022	13,962,258
AllianzGI Europe Equity Dividend	4,812,846	7,010,904
AllianzGI Global Dynamic Allocation	171,830,191	201,514,512
AllianzGI Global High Yield	22,179,612	20,887,279
AllianzGI Global Sustainability	15,709,907	5,840,414
AllianzGI Global Water	244,724,276	216,303,746
AllianzGI High Yield Bond	85,248,115	157,309,515
AllianzGI International Growth	12,348,211	3,406,108
AllianzGI International Small-Cap	120,449,372	108,591,815
AllianzGI Micro Cap	13,657,945	20,888,317
AllianzGI NFJ Emerging Markets Value	231,798,494	141,671,545
AllianzGI NFJ International Small-Cap Value	2,463,680	3,204,561
AllianzGI PerformanceFee Managed Futures Strategy	1,385,602	1,346,018
AllianzGI PerformanceFee Structured US Equity	78,641,184	699,907
AllianzGI PerformanceFee Structured US Fixed Income	26,000,041	245,067
AllianzGI Preferred Securities and Income	15,510,074	4,296,393
AllianzGI Real Estate Debt	17,548,786	4,040,140
AllianzGI Short Duration High Income	723,797,092	1,203,039,208
AllianzGI Short Term Bond	3,768,245	—
AllianzGI Structured Return	3,218,993,594	3,217,467,555
AllianzGI U.S. Equity Hedged	551,607	557,100
AllianzGI Ultra Micro Cap	13,940,642	23,784,658

382	September 30, 2018 |	Annual Report

Purchases and sales in U.S. government obligations were:

	Purchases	Sales
AllianzGI Global Allocation	—	$5,021,094
AllianzGI Core Bond	$81,624,212	65,992,181
AllianzGI Core Plus Bond	106,981,586	88,497,949
AllianzGI Global Dynamic Allocation	243,249,818	262,072,485
AllianzGI PerformanceFee Managed Futures Strategy	1,975,000	396,375
AllianzGI Real Estate Debt	841,882	63,777
AllianzGI Short Term Bond	1,199,940	—

11.	INCOME TAX INFORMATION

The tax character of dividends and distributions paid was:

	Year ended September 30, 2018				Year ended September 30, 2017
	Ordinary Income(1)	15% Long-Term Capital Gain	25% Long-Term Capital Gain	Return of Capital	Ordinary Income(1)	15% Long-Term Capital Gain	25% Long-Term Capital Gain
AllianzGI Retirement 2020	$1,795,857	—	—	—	$1,439,204	—	—
AllianzGI Retirement 2025	2,739,562	$374,795	—	—	1,452,297	$48,702	—
AllianzGI Retirement 2030	3,795,163	298,456	—	—	1,438,836	233,932	—
AllianzGI Retirement 2035	3,426,175	204,859	—	—	1,336,657	101,834	—
AllianzGI Retirement 2040	3,346,698	169,469	—	—	1,626,578	224,957	—
AllianzGI Retirement 2045	2,159,524	54,526	—	—	1,021,464	406,928	—
AllianzGI Retirement 2050	2,194,709	57,549	—	—	942,620	392,171	—
AllianzGI Retirement 2055	1,004,318	36,436	—	—	346,380	50,499	—
AllianzGI Multi Asset Income	2,975,341	28,682	—	$261,103	2,741,965	25,549	—
AllianzGI Global Allocation	19,171,468	16,636,384	—	—	10,848,889	—	—
AllianzGI Best Styles Global Equity	45,665,411	34,628,218	$1,133	—	15,585,715	256,710	$496
AllianzGI Best Styles International Equity	1,095,157	—	—	—	2,765,415	—	—
AllianzGI Best Styles U.S. Equity	5,472,853	1,969,191	3,997	—	1,635,305	—	—
AllianzGI Convertible	21,905,670	68,007,497	31,312	—	34,605,474	—	—
AllianzGI Core Bond	216,959	—	—	—	—	—	—
AllianzGI Core Plus Bond	300,744	—	—	—	—	—	—
AllianzGI Emerging Markets Consumer	773,623	1,433,989	—	—	459,013	—	—
AllianzGI Emerging Markets Debt	1,405,481	248,069	—	—	2,680,293	—	—
AllianzGI Emerging Markets Small-Cap	566,267	207,314	—	—	364,501	—	—
AllianzGI Europe Equity Dividend	344,326	—	—	—	250,156	—	—
AllianzGI Global Dynamic Allocation	10,980,742	3,631,138	778	—	967,667	—	—
AllianzGI Global High Yield	1,055,592	—	—	—	118,002	—	—
AllianzGI Global Sustainability	367,880	578,835	—	—	279,623	—	—
AllianzGI Global Water	8,199,770	11,446,343	—	—	2,170,836	3,173,867	—
AllianzGI High Yield Bond	11,770,105	—	—	—	19,081,404	—	—
AllianzGI International Growth	2,328,642	—	—	—	29,198	—	—
AllianzGI International Small-Cap	1,999,614	2,617,998	—	—	876,622	—	—
AllianzGI Micro Cap	—	1,758,420	—	—	—	3,346,124	—
AllianzGI NFJ Emerging Markets Value	3,118,250	6,697	—	—	919,285	—	—
AllianzGI NFJ International Small-Cap Value	93,407	—	—	—	314,661	—	—

Annual Report	| September 30, 2018	383

Notes to Financial Statements (cont’d)

September 30, 2018

	Year ended September 30, 2018				Year ended September 30, 2017
	Ordinary Income(1)	15% Long-Term Capital Gain	25% Long-Term Capital Gain	Return of Capital	Ordinary Income(1)	15% Long-Term Capital Gain	25% Long-Term Capital Gain
AllianzGI PerformanceFee Managed Futures Strategy	—	—	—	—	—	—	—
AllianzGI PerformanceFee Structured US Equity	—	—	—	—	—	—	—
AllianzGI PerformanceFee Structured US Fixed Income	—	—	—	—	—	—	—
AllianzGI Preferred Securities and Income	$142,829	—	—	—	—	—	—
AllianzGI Real Estate Debt	205,957	—	—	—	—	—	—
AllianzGI Short Duration High Income	59,914,825	—	—	—	$79,900,069	—	—
AllianzGI Short Term Bond	—	—	—	—	—	—	—
AllianzGI Structured Return	20,416,712	$2,804,237	—	—	6,641,280	$1,642,834	—
AllianzGI U.S. Equity Hedged	32,203	—	—	—	58,355	—	—
AllianzGI Ultra Micro Cap	—	8,526,928	—	—	—	3,631,497	—

(1)	Includes short-term capital gains, if any.

At September 30, 2018, the components of distributable earnings were:

	Ordinary Income	Long-Term Capital Gain	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)	Post-October Capital Loss (Gain)(4)
					Short-Term	Long-Term
AllianzGI Retirement 2020	$273,900	$1,210,056	—	$213	$27,625	—
AllianzGI Retirement 2025	397,510	1,867,945	—	398	—	—
AllianzGI Retirement 2030	230,179	2,399,390	—	—	—	—
AllianzGI Retirement 2035	86,515	2,821,759	—	15,566	—	—
AllianzGI Retirement 2040	37,928	2,405,128	—	41,274	—	—
AllianzGI Retirement 2045	2,954	1,552,664	—	36,629	3,246	—
AllianzGI Retirement 2050	316,987	1,148,415	—	38,871	—	—
AllianzGI Retirement 2055	15,217	670,042	—	20,864	—	—
AllianzGI Multi Asset Income	—	—	—	—	932,115	$26,914
AllianzGI Global Allocation	2,816,871	10,422,719	—	—	—	—
AllianzGI Best Styles Global Equity	15,875,091	49,545,506	—	—	—	—
AllianzGI Best Styles International Equity	905,536	43,398	—	—	—	—
AllianzGI Best Styles U.S. Equity	5,025,637	12,560,477	—	—	—	—
AllianzGI Convertible	41,767,236	30,369,599	—	—	—	—
AllianzGI Core Bond	59,458	—	$18,246	—	—	—
AllianzGI Core Plus Bond	80,649	—	61,544	—	—	—
AllianzGI Emerging Markets Consumer	608,953	—	—	72,250	2,868,847	(2,267,861)
AllianzGI Emerging Markets Debt	122,322	—	3,993	820,871	841,099	360,146
AllianzGI Emerging Markets Small-Cap	154,516	379,504	—	6,924	288,263	—
AllianzGI Europe Equity Dividend	163,651	126,324	—	9,774	—	—
AllianzGI Global Dynamic Allocation	5,004,557	4,527,405	—	—	—	—
AllianzGI Global High Yield	381,294	—	54,952	—	297,997	(26,132)
AllianzGI Global Sustainability	434,813	1,240,974	—	4,278	—	—
AllianzGI Global Water	5,849,586	11,174,567	—	397,203	1,426,345	—
AllianzGI High Yield Bond	159,182	—	27,687,679	—	463,640	—
AllianzGI International Growth	164,262	512,548	—	17,992	—	—
AllianzGI International Small-Cap	1,420,290	14,976,610	—	—	1,155,773	—
AllianzGI Micro Cap	—	4,572,021	—	268,330	—	—

384	September 30, 2018 |	Annual Report

	Ordinary Income	Long-Term Capital Gain	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)	Post-October Capital Loss (Gain)(4)
					Short-Term	Long-Term
AllianzGI NFJ Emerging Markets Value	$881,587	—	—	$239,981	$10,565,406	$(1,973,017)
AllianzGI NFJ International Small-Cap Value	87,318	—	$278,172	—	2,005	—
AllianzGI PerformanceFee Managed Futures Strategy	202,797	—	782,482	—	—	—
AllianzGI PerformanceFee Structured US Equity	5,156,381	$453,217	—	—	—	—
AllianzGI PerformanceFee Structured US Fixed Income	511,382	175,271	—	—	—	—
AllianzGI Preferred Securities and Income	38,409	—	—	—	—	—
AllianzGI Real Estate Debt	81,199	58,028	—	—	—	—
AllianzGI Short Duration High Income	5,804,902	—	44,719,694	—	4,867,664	5,603,008
AllianzGI Short Term Bond	16,996	—	—	—	—	—
AllianzGI Structured Return	11,202,843	6,454,144	—	—	—	—
AllianzGI U.S. Equity Hedged	141,560	—	203,517	—	—	4,652
AllianzGI Ultra Micro Cap	—	6,323,426	—	391,416	—	—

(2)

Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

(3)

Certain ordinary losses realized during the period November 1, 2017 through September 30, 2018, and/or other ordinary losses realized during the period January 1, 2018 through September 30, 2018, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

(4)	Capital losses realized during the period November 1, 2017 through September 30, 2018 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. Post-enactment capital loss carryforwards are required to be utilized prior to the losses incurred in pre-enactment taxable years. Unutilized pre-enactment capital loss carryforwards, if any, have expired at September 30, 2018 and can no longer be carried forward. All capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

At September 30, 2018, capital loss carryforward amounts were:

	No Expiration(5)
	Short-Term	Long-Term
AllianzGI Core Bond	—	$18,246
AllianzGI Core Plus Bond		61,544
AllianzGI Emerging Markets Debt	$3,993	—
AllianzGI Global High Yield	42,912	12,040
AllianzGI High Yield Bond	5,066,962	22,620,717
AllianzGI NFJ International Small-Cap Value	278,172	—
AllianzGI PerformanceFee Managed Futures Strategy	449,377	333,105
AllianzGI Short Duration High Income	13,431,244	31,288,450
AllianzGI U.S. Equity Hedged	—	203,517	*

*	Subject to limitations under IRC Sections 381-384
(5)	Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

For the year ended September 30, 2018, the Fund had capital loss carryforwards which were utilized as follows:

		Post-Enactment Utilized
	Pre-Enactment Utilized	Short-Term	Long-Term
AllianzGI Retirement 2020	—	$216,900	—
AllianzGI Best Styles International Equity	—	379,142	$1,144,758
AllianzGI Emerging Markets Consumer	—	237,972	—
AllianzGI Emerging Markets Debt	—	77,729	—
AllianzGI Europe Equity Dividend	—	—	11,938
AllianzGI Global High Yield	—	24,288	—

Annual Report	| September 30, 2018	385

Notes to Financial Statements (cont’d)

September 30, 2018

		Post-Enactment Utilized
	Pre-Enactment Utilized	Short-Term	Long-Term
AllianzGI Global Water	$1,269,698	—	—
AllianzGI High Yield Bond	—	$25,063	$2,781,468
AllianzGI NFJ International Small-Cap Value	—	47,971	198,432
AllianzGI U.S. Equity Hedged	—	—	78,896

For the year ended September 30, 2018, permanent “book-tax” adjustments were:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain(Loss)	Paid-in Capital	Unrealized Appreciation (Depreciation)
AllianzGI Retirement 2020(f)(g)	$844,636	$(844,636)	—	—
AllianzGI Retirement 2025(f)(g)	1,241,488	(1,241,488)	—	—
AllianzGI Retirement 2030(f)(g)	1,736,822	(1,736,822)	—	—
AllianzGI Retirement 2035(f)(g)	1,661,589	(1,661,589)	—	—
AllianzGI Retirement 2040(f)(g)	1,735,862	(1,735,862)	—	—
AllianzGI Retirement 2045(a)(f)(g)	1,133,334	(1,133,334)	—	—
AllianzGI Retirement 2050(f)(g)	1,127,440	(1,127,440)	—	—
AllianzGI Retirement 2055(f)(g)	545,321	(545,321)	—	—
AllianzGI Multi Asset Income(a)(b)(f)(g)(h)(i)	(49,799)	41,284	—	$8,515
AllianzGI Global Allocation(f)(g)(n)	8,901,993	(8,901,993)	—	—
AllianzGI Best Styles Global Equity(b)(f)(h)(i)(r)	2,492,918	(2,490,271)	—	(2,647)
AllianzGI Best Styles International Equity(b)(f)(r)	112,038	(112,038)	—	—
AllianzGI Best Styles U.S. Equity(f)(h)(i)(r)	34,648	2,002	$7,862	(44,512)
AllianzGI Convertible(j)(k)	12,269,336	(12,265,150)	(4,186)	—
AllianzGI Core Bond(c)(m)(q)	5,327	(5,327)	—	—
AllianzGI Core Plus Bond(c)(m)(q)	(13,045)	13,045	—	—
AllianzGI Emerging Markets Consumer(a)(b)(f)(l)	(94,356)	94,356	—	—
AllianzGI Emerging Markets Debt(a)(c)(f)	(696,139)	696,139	—	—
AllianzGI Emerging Markets Small-Cap(a)(b)(f)(l)(r)	68,037	(68,037)	—	—
AllianzGI Europe Equity Dividend(f)	(6,813)	6,813	—	—
AllianzGI Global Dynamic Allocation(b)(f)(h)(r)	400,364	(358,395)	—	(41,969)
AllianzGI Global High Yield(c)(f)	270,058	(270,058)	—	—
AllianzGI Global Sustainability(f)(i)	(16,140)	16,140	—	—
AllianzGI Global Water(a)(f)	(440,028)	440,028	—	—
AllianzGI High Yield Bond(c)	679,194	(679,194)	—	—
AllianzGI International Growth(f)	(2,520)	2,520	—	—
AllianzGI International Small-Cap(b)(f)	582,333	(582,333)	—	—
AllianzGI Micro Cap(d)(p)	424,572	(122,167)	(302,405)	—
AllianzGI NFJ Emerging Markets Value(a)(b)(f)(l)(r)	95,581	(95,581)	—	—
AllianzGI NFJ International Small-Cap Value(b)(f)	29,655	(29,655)	—	—
AllianzGI PerformanceFee Managed Futures Strategy(e)(f)(m)(o)	(82,200)	82,578	(378)	—
AllianzGI PerformanceFee Structured US Equity(o)	4,419	—	(4,419)	—
AllianzGI PerformanceFee Structured US Fixed Income(o)	243	—	(243)	—
AllianzGI Preferred Securities and Income(c)	27	(27)	—	—
AllianzGI Real Estate Debt(c)(f)(q)	87,560	(87,560)	—	—
AllianzGI Short Duration High Income(c)	10,114,397	(10,114,397)	—	—
AllianzGI Short Term Bond(o)	3	—	(3)	—
AllianzGI Structured Return	—	—	—	—

386	September 30, 2018 |	Annual Report

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain(Loss)	Paid-in Capital	Unrealized Appreciation (Depreciation)
AllianzGI U.S. Equity Hedged	—	—	—	—
AllianzGI Ultra Micro Cap(d)(o)(p)	$716,044	$(293,962)	$(422,082)	—

These permanent “book-tax” differences were primarily attributable to:

(a)	Reclassification of dividends/distributions
(b)	Reclassification of gains from securities classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes
(c)	Treatment of bond premium amortization
(d)	Net operating losses
(e)	Reclassification related to wholly owned offshore subsidiary
(f)	Reclassification of gains and losses from foreign currency transactions
(g)	Reclassification of short-term capital gain dividends from underlying securities
(h)	Reclassifications related to investments in Real Estate Investment Trusts (REITs)
(i)	Reclassification from sales of securities with return of capital
(j)	Reclassification of contingent debt/convertible securities income/gains
(k)	Section 305 sales adjustments for accrual of deemed dividends from investments in convertible debt
(l)	Foreign capital gain tax
(m)	Reclassification of swap payments
(n)	Reclassification due to investments in partnerships
(o)	Non-deductible expenses
(p)	Reclassification of non-deductible net operating losses and short term capital gains
(q)	Reclassification paydown losses
(r)	Reclassification on sale of securities no longer classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes.

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At September 30, 2018, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments in securities and other financial instruments for federal income tax purposes were:

	Federal Tax Cost Basis(6)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
AllianzGI Retirement 2020	$32,185,246	$2,395,850	$314,723	$2,081,127
AllianzGI Retirement 2025	46,148,535	4,266,884	260,895	4,005,989
AllianzGI Retirement 2030	53,408,827	6,200,134	106,741	6,093,393
AllianzGI Retirement 2035	38,722,704	4,979,600	86,989	4,892,611
AllianzGI Retirement 2040	40,465,015	5,553,518	69,405	5,484,113
AllianzGI Retirement 2045	26,794,223	3,606,645	49,990	3,556,655
AllianzGI Retirement 2050	28,793,079	3,518,903	54,479	3,464,424
AllianzGI Retirement 2055	14,308,464	1,388,517	27,792	1,360,725
AllianzGI Multi Asset Income	35,505,745	259,935	713,244	(453,309)
AllianzGI Global Allocation	303,149,923	30,476,293	5,875,807	24,600,486
AllianzGI Best Styles Global Equity	470,698,073	67,624,071	15,315,158	52,308,913
AllianzGI Best Styles International Equity	24,780,576	2,421,742	1,472,434	949,308
AllianzGI Best Styles U.S. Equity	83,291,415	17,965,018	1,390,478	16,574,540
AllianzGI Convertible	494,916,038	68,922,112	5,690,007	63,232,105
AllianzGI Core Bond	33,701,232	48,386	253,194	(204,808)
AllianzGI Core Plus Bond	45,299,394	73,677	290,361	(216,684)
AllianzGI Emerging Markets Consumer	40,389,809	4,486,625	1,671,690	2,814,935
AllianzGI Emerging Markets Debt	18,517,388	132,966	305,324	(172,358)
AllianzGI Emerging Markets Small-Cap	9,450,356	1,108,053	220,959	887,094
AllianzGI Europe Equity Dividend	6,969,333	534,898	478,234	56,664
AllianzGI Global Dynamic Allocation	216,045,175	23,998,968	8,452,773	15,546,195
AllianzGI Global High Yield	22,190,616	213,618	542,356	(328,738)
AllianzGI Global Sustainability	33,896,551	7,146,984	844,120	6,302,864
AllianzGI Global Water	541,344,692	135,947,844	25,109,787	110,838,057
AllianzGI High Yield Bond	184,309,867	3,556,305	11,206,454	(7,650,149)

Annual Report	| September 30, 2018	387

Notes to Financial Statements (cont’d)

September 30, 2018

	Federal Tax Cost Basis(6)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
AllianzGI International Growth	$25,160,373	$4,390,204	$541,709	$3,848,495
AllianzGI International Small-Cap	141,038,892	31,476,684	4,447,061	27,029,623
AllianzGI Micro Cap	20,936,936	8,650,396	874,256	7,776,140
AllianzGI NFJ Emerging Markets Value	140,797,876	7,253,238	12,520,239	(5,267,001)
AllianzGI NFJ International Small-Cap Value	3,318,711	421,149	191,370	229,779
AllianzGI PerformanceFee Managed Futures Strategy	13,999,660	213,771	160,706	53,065
AllianzGI PerformanceFee Structured US Equity	81,892,861	—	—	—
AllianzGI PerformanceFee Structured US Fixed Income	25,726,104	59,419	935,313	(875,894)
AllianzGI Preferred Securities and Income	11,616,586	43,895	47,764	(3,869)
AllianzGI Real Estate Debt	15,412,158	26,625	200,268	(173,643)
AllianzGI Short Duration High Income	1,112,697,452	3,114,055	23,003,878	(198,899,823)
AllianzGI Short Term Bond	5,115,610	4,253	12,780	(8,527)
AllianzGI Structured Return	603,328,989	—	—	—
AllianzGI U.S. Equity Hedged	2,891,154	—	—	—
AllianzGI Ultra Micro Cap	23,141,918	11,957,648	1,091,674	10,865,974

(6)

Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals, return of capital distributions, PFIC mark-to-market, differing treatment of bond premium amortization, upfront premium on swaps, mixed straddle adjustments, Section 305 adjustments, basis adjustments from investments in partnerships, mark-to-market on section 1256 futures contracts, and mark-to-market on section 1256 forward contracts.

12.	BORROWINGS

The Trust has entered into a credit agreement (the “State Street Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds and Premier Multi-Series VIT, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement was amended on October 26, 2017 and has a term through October 25, 2018 and permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund must pay interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month LIBOR rate, subject to upward adjustment when any past due payments are outstanding. The AllianzGI Borrowers will also pay a usage fee at an annualized rate of 0.25% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. The State Street Agreement was extended by an additional 364-day period by an amendment effective October 25, 2018 with an expiration date of October 24, 2019 (the “Amendment”). The Amendment changed the 0.25% usage fee on undrawn amounts to an annualized rate of 0.20%. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

The Funds did not utilize the line of credit during the period or year ended September 30, 2018.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds are authorized to enter into a master interfund lending agreement (the “Interfund Program”) with each other and certain other funds advised by the Investment Manager (each a “Participating Fund”). The Interfund Program allows each Participating Fund, whose policies permit it to do so, to lend money directly to and borrow money directly from other Participating Funds for temporary purposes.

During the period or year ended September 30, 2018, the Funds did not participate as a borrower or lender in the Interfund Program.

13.	FUND EVENTS

(a) New Funds

On December 18, 2017, AllianzGI PerformanceFee Managed Futures Strategy Fund, AllianzGI PerformanceFee Structured US Equity Fund and AllianzGI PerformanceFee Structured US Fixed Income Fund commenced operations as series of the Trust, offering Class P, Institutional Class and Class R6 shares.

On December 27, 2017, AllianzGI Real Estate Debt Fund commenced operations as a series of the Trust, offering Class P and Institutional Class shares.

On May 30, 2018, AllianzGI Core Bond Fund, AllianzGI Core Plus Bond Fund and AllianzGI Preferred Securities and Income Fund commenced operations as series of the Trust, offering Class P, Institutional Class and Class R6 shares.

388	September 30, 2018 |	Annual Report

On August 23, 2018, AllianzGI Short Term Bond Fund commenced operations as a series of the Trust, offering Class A, Class P and Institutional Class shares.

(b) Transfer Agency Services Provider

On December 28, 2017, AllianzGI U.S. as Administrator, on behalf of the Trust, entered into a Novation Framework Agreement with State Street Bank and Trust Company (“SSB”) and DST Asset Manager Solutions, Inc. (“DST”) (formerly known as Boston Financial Data Services, Inc.) whereby SSB replaced DST as the named provider of transfer agency services to the Funds. SSB then delegates its duties and obligations as transfer agent to DST. This transition was undertaken solely to promote efficiency and administrative simplicity, allowing SSB and DST to consolidate certain contracts and streamline their relationship, and had no effect on the services provided to the Trust.

(c) Name Change

Effective February 1, 2018, AllianzGI Retirement Income Fund changed its name to AllianzGI Multi Asset Income Fund.

(d) New Share Class

Effective February 1, 2018, AllianzGI Multi Asset Income Fund began offering Institutional Class shares.

(e) Fund Liquidations

On May 18, 2018, the AllianzGI Global Fundamental Strategy Fund liquidated as a series of the Trust.

On September 24, 2018, the AllianzGI Best Styles Emerging Markets Equity Fund liquidated as a series of the Trust.

14.	BASIS FOR CONSOLIDATION

The Cayman Subsidiary is a wholly-owned and controlled subsidiary of AllianzGI PerformanceFee Managed Futures Strategy (the “Consolidated Fund”). The Consolidated Fund is the sole shareholder of the Cayman Subsidiary and will continue to control the Cayman Subsidiary. The Consolidated Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Fund and the Cayman Subsidiary. The consolidated financial statements include the accounts of the Consolidated Fund and the Cayman Subsidiary. All inter-company transactions and balances have been eliminated. As of September 30, 2018, consolidated net assets of the Consolidated Fund were $15,779,041, of which $653,002, or 4.1%, represented the Consolidated Fund’s ownership of all issued shares and voting rights of the Cayman Subsidiary.

15.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

As of September 30, 2018 (the “Class C Conversion Date”), all Class C shares of a Fund that were purchased ten years or more prior to the Class C Conversion Date automatically converted to Class A shares of the same Fund. After the Class C Conversion Date, all Class C shares of a Fund held in accounts directly with the Trust’s transfer agent will automatically convert to Class A shares of the same Fund on or about the first business day of the month following the ten-year anniversary of purchase. After the Class C Conversion Date, all Class C shares of a Fund held through a financial intermediary (subject to the exceptions noted below) will automatically convert to Class A shares of the same Fund following the ten-year anniversary of purchase.

Although the timing of this conversion may differ from the timing stated above, it is expected to occur during the month following the ten-year anniversary of purchase. Such conversions will be effected on the basis of the relative net asset values of the Class C and Class A shares involved in the conversion. When Class C shares convert, any other Class C shares that were acquired by the shareholder by the reinvestment of dividends or distributions will also convert to Class A shares on a pro rata basis. The Board’s approval of the conversion feature in the Trust’s Twelfth Amended and Restated Multi-Class Plan is subject to the limitation that if, after the Class C Conversion Date, the Class A shareholders of a Fund approve any material increase in expenses allocated to that class (including 12b-1 Fees) without the approval of the then-existing Class C shareholders, Class C shares will cease automatically converting into Class A shares.

Class C shares held through a financial intermediary in an omnibus account will be converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. It is the financial intermediary’s (and not the Funds’) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Not all financial intermediaries are able to track purchases to credit individual shareholder’s holding periods. In particular, the Trust understands that group retirement plans held through third party intermediaries that hold Class C shares in an omnibus account in certain instances do not track participant level share lot aging. Please consult with your financial intermediary about your eligibility to exercise this conversion privilege.

October 18, 2018, the following Funds declared per-share net investment income dividends to shareholders, payable October 18, 2018 to shareholders of record on October 17, 2018.

	Net Investment Income
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Multi Asset Income	$0.07568	$0.05976	$0.06989	$0.07980	$0.08058	$0.08070	$0.07611
AllianzGI Core Bond	N/A	N/A	N/A	0.03623	0.03688	0.03750	N/A
AllianzGI Core Plus Bond	N/A	N/A	N/A	0.03625	0.03686	0.03750	N/A

Annual Report	| September 30, 2018	389

Notes to Financial Statements (cont’d)

September 30, 2018

	Net Investment Income
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI High Yield Bond	$0.03626	$0.02993	$0.03643	$0.03894	$0.03900	N/A	$0.00025
AllianzGI Preferred Securities and Income	N/A	N/A	N/A	0.05865	0.05930	$0.06000	N/A
AllianzGI Real Estate Debt	N/A	N/A	N/A	0.03270	0.03400	N/A	N/A
AllianzGI Short Duration High Income	0.05500	0.05183	N/A	0.05828	0.05859	0.05907	N/A
AllianzGI Short Term Bond	0.04182	N/A	N/A	0.04374	0.04500	N/A	N/A

On October 23, 2018, the Board approved a repositioning of the AllianzGI Real Estate Debt Fund (the “Repositioning”). It is expected that effective February 1, 2019, the AllianzGI Real Estate Debt Fund (“Real Estate Debt Fund”) will change its name to AllianzGI Floating Rate Note Fund (“Floating Rate Note Fund”) as part of the Repositioning. In connection with this change the Real Estate Debt Fund’s investment objective, principal investment strategies, fundamental investment restriction, management fee and operating expenses will be revised. The Floating Rate Note Fund will seek to maximize current income. In pursuing its investment objective, the Floating Rate Note Fund will normally invest 80% of net assets in floating rate notes, including floating rate debt securities, floating rate structured or securitized products and inflation-indexed securities. These revisions are all contingent upon shareholder approval of changes to the Real Estate Debt Fund’s fundamental investment restriction.

On November 15, 2018, the following Funds declared per-share net investment income dividends to shareholders, payable November 15, 2018 to shareholders of record on November 14, 2018.

	Net Investment Income
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Multi Asset Income	$0.06702	$0.05633	$0.06173	$0.07110	$0.07181	$0.07200	$0.06763
AllianzGI Core Bond	N/A	N/A	N/A	0.03631	0.03688	0.03750	N/A
AllianzGI Core Plus Bond	N/A	N/A	N/A	0.03627	0.03688	0.03750	N/A
AllianzGI High Yield Bond	0.03622	0.03166	0.03413	0.03899	0.03900	N/A	0.00699
AllianzGI Preferred Securities and Income	N/A	N/A	N/A	0.05876	0.05939	0.06000	N/A
AllianzGI Real Estate Debt	N/A	N/A	N/A	0.03278	0.03400	N/A	N/A
AllianzGI Short Duration High Income	0.05500	0.05243	N/A	0.05832	0.05819	0.05905	N/A
AllianzGI Short Term Bond	0.04187	N/A	N/A	0.04370	0.04500	N/A	N/A

It is expected that on or about November 19, 2018, the AllianzGI Green Bond Fund will commence operations as a series of the Trust, offering Class A, Institutional Class and Class P shares. The investment objective of the Fund is to provide total return, through a combination of capital appreciation and current income by investing in “Green Bonds.” Green Bonds are considered to be interest-bearing securities that are issued in order to finance projects that the portfolio managers believe are intended and/or likely to have a positive impact on the environment. The portfolio managers will invest primarily in an investment grade portfolio of Green Bonds of issuers located in both developed and emerging markets.

There were no other subsequent events identified that require recognition or disclosure.

390	September 30, 2018 |	Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Allianz Funds Multi-Strategy Trust and Shareholders of each of the forty funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (constituting Allianz Funds Multi-Strategy Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

AllianzGI Retirement 2020 Fund(1)	AllianzGI Global Dynamic Allocation Fund(1)
AllianzGI Retirement 2025 Fund(1)	AllianzGI Global High Yield Fund(3)
AllianzGI Retirement 2030 Fund(1)	AllianzGI Global Sustainability Fund(1)
AllianzGI Retirement 2035 Fund(1)	AllianzGI Global Water Fund(1)
AllianzGI Retirement 2040 Fund(1)	AllianzGI High Yield Bond Fund(1)
AllianzGI Retirement 2045 Fund(1)	AllianzGI International Growth Fund(1)
AllianzGI Retirement 2050 Fund(1)	AllianzGI International Small-Cap Fund(1)
AllianzGI Retirement 2055 Fund(1)	AllianzGI Micro Cap Fund(1)
AllianzGI Multi Asset Income Fund(1)	AllianzGI NFJ Emerging Markets Value Fund(1)
AllianzGI Global Allocation Fund(1)	AllianzGI NFJ International Small-Cap Value Fund(1)
AllianzGI Best Styles Global Equity Fund(1)	AllianzGI PerformanceFee Managed Futures Strategy Fund and its subsidiary(7)*
AllianzGI Best Styles International Equity Fund(1)	AllianzGI PerformanceFee Structured US Equity Fund(4)
AllianzGI Best Styles U.S. Equity Fund(1)	AllianzGI PerformanceFee Structured US Fixed Income Fund(4)
AllianzGI Convertible Fund(1)	AllianzGI Preferred Securities and Income Fund(2)
AllianzGI Core Bond Fund(2)	AllianzGI Real Estate Debt Fund(5)
AllianzGI Core Plus Bond Fund(2)	AllianzGI Short Duration High Income Fund(1)
AllianzGI Emerging Markets Consumer Fund(1)	AllianzGI Short Term Bond Fund(6)
AllianzGI Emerging Markets Debt Fund(1)	AllianzGI Structured Return Fund(1)
AllianzGI Emerging Markets Small-Cap Fund(1)	AllianzGI U.S. Equity Hedged Fund(1)
AllianzGI Europe Equity Dividend Fund(1)	AllianzGI Ultra Micro Cap Fund(1)

*	Consolidated statement of assets and liabilities including the consolidated schedule of investments, statements of operations and of changes in net assets and consolidated financial highlights.
(1)	Statement of operations for the year ended September 30, 2018 and statement of changes in net assets for each of the two years in the period ended September 30, 2018
(2)	Statements of operations and changes in net assets for the period May 30, 2018 (commencement of operations) through September 30, 2018
(3)

Statement of operations for the year ended September 30, 2018 and statement of changes in net assets for the year ended September 30, 2018 and for the period May 3, 2017 (commencement of operations) through September 30, 2017

(4)	Statements of operations and changes in net assets for the period December 18, 2017 (commencement of operations) through September 30, 2018
(5)	Statement of operations and changes in net assets for the period December 27, 2017 (commencement of operations) through September 30, 2018
(6)	Statement of operations and changes in net assets for the period August 23, 2018 (commencement of operations) through September 30, 2018
(7)	Consolidated statements of operations and changes in net assets for the period December 18, 2017 (commencement of operations) through September 30, 2018

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, agent banks, transfer agents and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2018

We have served as the auditor of one or more of the investment companies in the Allianz Global Investors U.S. group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Tax Information

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund. During the period ended September 30, 2018, the following Funds distributed long-term capital gains in the amounts indicated (or the maximum amount allowable):

	15% Long-Term Capital Gain	25% Long-Term Capital Gain
AllianzGI Retirement 2025	$374,795	—
AllianzGI Retirement 2030	298,456	—
AllianzGI Retirement 2035	204,859	—
AllianzGI Retirement 2040	169,469	—
AllianzGI Retirement 2045	54,526	—
AllianzGI Retirement 2050	57,549	—
AllianzGI Retirement 2055	36,436	—
AllianzGI Multi Asset Income	28,682	—
AllianzGI Global Allocation	16,636,384	—
AllianzGI Best Styles Global Equity	34,628,218	$1,133
AllianzGI Best Styles U.S. Equity	1,969,191	3,997
AllianzGI Convertible	68,007,497	31,312
AllianzGI Emerging Markets Consumer	1,433,989	—
AllianzGI Emerging Markets Debt	248,069	—
AllianzGI Emerging Markets Small-Cap	207,314	—
AllianzGI Global Dynamic Allocation	3,631,138	778
AllianzGI Global Sustainability	578,835	—
AllianzGI Global Water	11,446,343	—
AllianzGI International Small-Cap	2,617,998	—
AllianzGI Micro Cap	1,758,420	—
AllianzGI NFJ Emerging Markets Value	6,697	—
AllianzGI Structured Return	2,804,237	—
AllianzGI Ultra Micro Cap	8,526,928	—

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following approximate percentages of ordinary dividends paid during the fiscal period ended September 30, 2018, are designated as “qualified dividend income” (or the maximum amount allowable):

AllianzGI Retirement 2020	31%
AllianzGI Retirement 2025	34%
AllianzGI Retirement 2030	36%
AllianzGI Retirement 2035	37%
AllianzGI Retirement 2040	37%
AllianzGI Retirement 2045	38%
AllianzGI Retirement 2050	38%
AllianzGI Retirement 2055	37%
AllianzGI Multi Asset Income	12%
AllianzGI Global Allocation	27%
AllianzGI Best Styles Global Equity	40%
AllianzGI Best Styles International Equity	100%
AllianzGI Best Styles U.S. Equity	42%

AllianzGI Convertible	27%
AllianzGI Core Bond	0%
AllianzGI Core Plus Bond	0%
AllianzGI Emerging Markets Consumer	91%
AllianzGI Emerging Markets Debt	0%
AllianzGI Emerging Markets Small-Cap	61%
AllianzGI Europe Equity Dividend	97%
AllianzGI Global Dynamic Allocation	39%
AllianzGI Global High Yield	0%
AllianzGI Global Sustainability	100%
AllianzGI Global Water	100%
AllianzGI High Yield Bond	1%
AllianzGI International Growth	100%
AllianzGI International Small-Cap	100%
AllianzGI Micro Cap	0%
AllianzGI NFJ Emerging Markets Value	63%
AllianzGI NFJ International Small-Cap Value	100%
AllianzGI PerformanceFee Managed Futures Strategy	0%
AllianzGI PerformanceFee Structured US Equity	0%
AllianzGI PerformanceFee Structured US Fixed Income	0%
AllianzGI Preferred Securities and Income	7%
AllianzGI Real Estate Debt	0%
AllianzGI Short Duration High Income	0%
AllianzGI Short Term Bond	0%
AllianzGI Structured Return	0%
AllianzGI U.S. Equity Hedged	0%
AllianzGI Ultra Micro Cap	0%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The following approximate percentages of the following Funds’ ordinary income dividends paid during the fiscal period ended September 30, 2018, that qualify for the corporate dividend received deduction is set forth below (or the maximum amount allowable):

AllianzGI Retirement 2020	6%
AllianzGI Retirement 2025	6%
AllianzGI Retirement 2030	6%
AllianzGI Retirement 2035	6%
AllianzGI Retirement 2040	7%
AllianzGI Retirement 2045	7%
AllianzGI Retirement 2050	7%
AllianzGI Retirement 2055	7%
AllianzGI Multi Asset Income	4%
AllianzGI Global Allocation	5%
AllianzGI Best Styles Global Equity	16%
AllianzGI Best Styles International Equity	0%
AllianzGI Best Styles U.S. Equity	39%
AllianzGI Convertible	24%
AllianzGI Core Bond	0%
AllianzGI Core Plus Bond	0%

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AllianzGI Emerging Markets Consumer	3%
AllianzGI Emerging Markets Debt	0%
AllianzGI Emerging Markets Small-Cap	0%
AllianzGI Europe Equity Dividend	0%
AllianzGI Global Dynamic Allocation	14%
AllianzGI Global High Yield	0%
AllianzGI Global Sustainability	42%
AllianzGI Global Water	30%
AllianzGI High Yield Bond	1%
AllianzGI International Growth	0%
AllianzGI International Small-Cap	0%
AllianzGI Micro Cap	0%

AllianzGI NFJ Emerging Markets Value	0%
AllianzGI NFJ International Small-Cap Value	0%
AllianzGI PerformanceFee Managed Futures Strategy	0%
AllianzGI PerformanceFee Structured US Equity	0%
AllianzGI PerformanceFee Structured US Fixed Income	0%
AllianzGI Preferred Securities and Income	7%
AllianzGI Real Estate Debt	0%
AllianzGI Short Duration High Income	0%
AllianzGI Short Term Bond	0%
AllianzGI Structured Return	0%
AllianzGI U.S. Equity Hedged	0%
AllianzGI Ultra Micro Cap	0%

The following Funds have elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on September 30, 2018 are as follows (or the maximum amount allowable):

	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI Best Styles International Equity	$955,444	$0.560028	$94,831	$0.055585
AllianzGI Emerging Markets Consumer	1,366,626	0.443980	170,419	0.055364
AllianzGI Emerging Markets Debt	1,715,405	0.875849	1,642	0.000838
AllianzGI Emerging Markets Small-Cap	373,022	0.599547	45,047	0.072402
AllianzGI Europe Equity Dividend	455,261	0.855828	47,017	0.088385
AllianzGI International Growth	265,284	0.248385	26,737	0.025034
AllianzGI International Small-Cap	3,573,120	0.876038	367,753	0.090164
AllianzGI NFJ Emerging Markets Value	4,722,752	0.650046	516,892	0.071146
AllianzGI NFJ International Small-Cap Value	132,314	0.656163	9,859	0.048893

The following Fund of Funds have elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share are as follows (or the maximum amount allowable):

	Year ended September 30, 2018
	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI Retirement 2020	$24,118	$0.010051	$1,499	$0.000625
AllianzGI Retirement 2025	18,668	0.005422	1,604	0.000466
AllianzGI Retirement 2030	167,991	0.051910	17,130	0.005293
AllianzGI Retirement 2035	406,874	0.140106	40,217	0.013849
AllianzGI Retirement 2040	554,634	0.238223	54,486	0.023402
AllianzGI Retirement 2045	404,546	0.239154	39,664	0.023448
AllianzGI Retirement 2050	422,618	0.281896	41,409	0.027621
AllianzGI Retirement 2055	203,334	0.235520	19,883	0.023031
AllianzGI Multi Asset Income	98,642	0.037909	4,833	0.001857
AllianzGI Global Allocation	3,735,769	0.122482	349,674	0.011464

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2018. In January 2019, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2018. The amount that will be reported will be the amount to use on the shareholder’s 2018 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended September 30, 2018. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

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Changes to the Board of Trustees and Fund Officers

Effective December 12, 2017, Barbara R. Claussen resigned as a Trustee of the Funds and Erick R. Holt became a Trustee of the Funds. Mr. Holt is an “interested person” of the Funds, as defined in Section 2(a) (19) of the 1940 Act, due to his positions with the Investment Manager and its affiliates.

Effective December 12, 2017, Craig A. Ruckman was appointed Assistant Secretary to the Funds.

Effective April 13, 2018, Lawrence G. Altadonna resigned as the Treasurer, Principal Financial and Accounting Officer of the Funds.

Effective April 13, 2018, Scott Whisten was appointed Treasurer, Principal Financial and Accounting Officer of the Funds.

Effective May 2, 2018, Morley D. Campbell resigned as Assistant Secretary to the Funds.

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Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, initially approve any new investment management agreement for a Fund, and annually approve the continuation of each Fund’s (as defined below) Investment Management Agreement (for purposes of this section, the “Advisory Agreements” or the “Agreements”) with Allianz Global Investors U.S. LLC (the “Investment Manager”).

The Board, including the Independent Trustees, met in person on June 13, 2018 (the “approval meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreements for an additional year for the Renewal Funds (as defined below). The Contracts Committee of the Board of Trustees, which is comprised of all of the Independent Trustees, met on May 30, 2018 and June 13, 2018 with respect to the Renewal Funds (together with the approval meeting, the “contract review meetings”) with independent counsel to discuss the materials provided by the Investment Manager in response to the Independent Trustees’ written request for information regarding the annual renewal. Representatives from fund management attended portions of those meetings to, among other topics, review the comparative fee and expense information and comparative performance information prepared and provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, for each Fund using its respective Broadridge peer groups for performance and expense comparisons.

New agreements approved during the period covered by this report relate to the organization of AllianzGI Short Term Bond Fund (“Short Term Bond Fund” or the “New Fund”), a new series of the Trust. The Board, including the Independent Trustees, met in person on June 13, 2018 for the purpose of considering whether to approve the Trust’s Amended and Restated Investment Management Agreement (the “New Fund Agreements”) with the Investment Manager, for an initial 2-year term with respect to Short Term Bond Fund.

At their meeting held on June 13, 2018 the Board, including the Independent Trustees, unanimously approved the continuation of the Agreements for an additional one-year period commencing July 1, 2018 with respect to AllianzGI Retirement 2020 Fund (the “2020 Fund”), AllianzGI Retirement 2025 Fund (the “2025 Fund”), AllianzGI Retirement 2030 Fund (the “2030 Fund”), AllianzGI Retirement 2035 Fund (the “2035 Fund”), AllianzGI Retirement 2040 Fund (the “2040 Fund”), AllianzGI Retirement 2045 Fund (the “2045 Fund”), AllianzGI Retirement 2050 Fund (the “2050 Fund”), AllianzGI Retirement 2055 Fund (the “2055 Fund”), AllianzGI Multi Asset Income Fund (the “Multi Asset Income Fund” and, together with the 2020 Fund, the 2025 Fund, the 2030 Fund, the 2035 Fund, the 2040 Fund, the 2045 Fund, the 2050 Fund and the 2055 Fund, the “Retirement Funds”), AllianzGI Global Allocation Fund (the “Global Allocation Fund”), AllianzGI Global Dynamic Allocation Fund (the “Global Dynamic Fund” and, together with the Global Allocation Fund, the “Allocation Funds”), AllianzGI Best Styles Emerging Markets Equity Fund (the “Best Styles Emerging Markets Fund”), AllianzGI Best Styles Global Equity Fund (the “Best

Styles Global Equity Fund”), AllianzGI Best Styles International Equity Fund (the “Best Styles International Equity Fund”), AllianzGI Best Styles U.S. Equity Fund (the “Best Styles U.S. Equity Fund”), AllianzGI Convertible Fund (the “Convertible Fund”), AllianzGI Emerging Markets Consumer Fund (the “Emerging Markets Consumer Fund”), AllianzGI Emerging Markets Debt Fund (the “Emerging Markets Debt Fund”), AllianzGI Emerging Markets Small-Cap Fund (the “Emerging Markets Small-Cap Fund”), AllianzGI Europe Equity Dividend Fund (the “Europe Equity Fund”), AllianzGI Global High Yield Fund (the “Global High Yield Fund”), AllianzGI Global Sustainability Fund (the “Global Sustainability Fund”), AllianzGI Global Water Fund (the “Global Water Fund”), AllianzGI High Yield Bond Fund (the “High Yield Bond Fund”), AllianzGI International Growth Fund (the “International Growth Fund”), AllianzGI International Small-Cap Fund (the “International Small-Cap Fund”), AllianzGI Micro Cap Fund (the “Micro Cap Fund”), AllianzGI Real Estate Debt Fund (the “Real Estate Debt Fund”), AllianzGI Short Duration High Income Fund (the “Short Duration High Income Fund”), AllianzGI Structured Return Fund (the “Structured Return Fund”), AllianzGI Ultra Micro Cap Fund (the “Ultra Micro Cap Fund”), AllianzGI U.S. Equity Hedged Fund (the “U.S. Equity Hedged Fund”), AllianzGI NFJ Emerging Markets Value Fund (the “NFJ Emerging Markets Value Fund”), AllianzGI NFJ International Small-Cap Value Fund (the “NFJ International Small-Cap Value Fund”, and, together with the Best Styles Emerging Markets Fund, Best Styles Global Equity Fund, the Best Styles International Equity Fund, the Best Styles U.S. Equity Fund, the Convertible Fund, the Emerging Markets Consumer Fund, the Emerging Markets Debt Fund, the Emerging Markets Small-Cap Fund, the Europe Equity Fund, the Global High Yield Fund, the Global Sustainability Fund, the Global Water Fund, the High Yield Bond Fund, the International Growth Fund, the International Small-Cap Fund, the Micro Cap Fund, the Real Estate Debt Fund, the Short Duration High Income Fund, the Structured Return Fund, the Ultra Micro Cap Fund, the U.S. Equity Hedged Fund, the NFJ Emerging Markets Value Fund, the “AllianzGI Funds” and, together with the Retirement Funds and the Allocation Funds, the “Renewal Funds”).

At their meeting held on June 13, 2018, the Board, including the Independent Trustees, unanimously approved, for an initial 2-year term, the New Fund Agreements with respect to Short Term Bond Fund.

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

In connection with their deliberations regarding the approval of the Agreements and the New Fund Agreements, the Independent Trustees considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Independent Trustees considered the nature, quality and extent of the various investment management, administrative and other services to be performed by the Investment Manager, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), under the Agreements and the New Fund Agreements.

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Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (cont’d)

In connection with their contract review meetings, the Independent Trustees received and relied upon materials provided by the Investment Manager including, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, for the Renewal Funds on the investment performance of a group of funds with investment classifications and/or objectives comparable to those of the Renewal Funds identified by Broadridge (the “Broadridge Performance Universe”), the performance of and applicable benchmark indices and the total return investment performance (based on net assets) of the Renewal Funds for various time periods; (ii) information on the Renewal Funds’ management fees and other expenses and information compiled by Broadridge, as applicable, on the management fees and other expenses of comparable funds identified by Broadridge (the “Broadridge Expense Group”); (iii) to the extent applicable, information regarding the investment performance and fees for other mutual funds and separately managed accounts managed by the Investment Manager or its affiliates with similar investment objective(s) and policies to those of the Renewal Funds; (iv) an estimate of the profitability to the Investment Manager from its relationship with the Renewal Funds for the twelve months ended December 31, 2017; (v) descriptions of various functions performed by the Investment Manager for the Renewal Funds, such as portfolio management, compliance monitoring, portfolio trading practices and oversight of third party service providers; (vi) information regarding the overall organization and business functions of the Investment Manager, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services, and corporate ownership and business operations unrelated to the Renewal Funds; (vii) fact cards for each Renewal Fund including, among other information, performance comparisons between the Renewal Funds and their Broadridge Performance Universe, total return investment performance, investment objective, total net assets, annual fund operating expenses for each share class, portfolio managers, total expense ratio and management fee comparisons between each Renewal Fund and its Broadridge Expense Group and trends in profitability to the Investment Manager of its advisory relationship with each Renewal Fund; and (viii) summaries assigning a quadrant placement to each Renewal Fund for an institutional and retail share class based on an average of certain measures of performance and fees/expenses versus peer group medians.

In connection with their contract review meeting relating to Short Term Bond Fund, the Independent Trustees received and relied upon materials provided by the Investment Manager including, among other items: (i) information compiled from Morningstar Direct (“Morningstar”), an independent third party, on the investment performance, including annualized return performance information for certain time periods, of a group of funds with investment classifications and/or objectives comparable to those proposed for the

New Fund, (ii) information on the New Fund’s management fees and other anticipated expenses and information compiled from Morningstar on the management fees and other expenses of comparable funds, (iii) an estimate of the profitability to the Investment Manager from its relationship with the New Fund during its first year, (iv) descriptions of various functions to be performed by the Investment Manager for the New Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (v) information regarding the overall organization and business functions of the Investment Manager, including, without limitation, information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the New Fund.

The Independent Trustees’ conclusions as to the approval of the Agreements and the New Fund Agreements were based on a comprehensive consideration of all information provided to the Independent Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Independent Trustees’ deliberations are described below, although individual Independent Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Independent Trustees recognized that the fee arrangements for the Renewal Funds are the result of review and discussion in the prior years between the Independent Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Independent Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years. The Independent Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Renewal Fund. However, they also took into account the common interests of all series of the Trust in their review. The Independent Trustees also took into account that the Investment Manager had agreed to certain advisory fee waivers and expense caps for the Renewal Funds with various proposed modifications and advisory fee reductions or waivers for certain Renewal Funds. The Independent Trustees also took into account that AllianzGI U.S. had proposed to observe an expense limitation for the New Fund. The Independent Trustees also considered the risk profiles of the Renewal Funds and the New Fund.

Performance Information

Comparative performance information was prepared and provided by Broadridge and was not independently verified by the Independent Trustees. With respect to all Renewal Funds, the Independent Trustees reviewed, among other information, comparative information showing performance for Class A and Institutional Class (or, in the case of the Target Funds, Class R6) shares of the Renewal Funds against their respective Broadridge Performance Universes for the one-, three-, five- and ten-year periods (to the extent each such Renewal Fund had been in existence), each ended March 31, 2018.

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Institutional Class performance (or, in the case of the Target Funds, Class R6 performance) relative to the median for each Renewal Fund’s Broadridge Performance Universe is described below, and for those Renewal Funds with performance that ranked below median for their respective Broadridge Performance Universes, the specific quintile rankings for Institutional Class shares are also noted below with respect to the relevant periods of underperformance.

Target Funds and Allocation Funds.

For the 2020 Fund, performance was above median for the three-year period, and below median for the one- and five-year periods (in the third and fourth quintiles, respectively). For the 2025 Fund, performance was above median for the one- and three-year periods, and below median for the five-year period (in the fifth quintile). For the 2030 Fund, 2035 Fund, 2040 Fund, and 2045 Fund, performance was above median for the one- and three-year periods, and below median for the five-year period (in the fifth quintile for each). For the 2050 Fund, performance was above median for the one- and three-year periods, and below median for the five-year period (in the fifth quintile). For the 2055 Fund, performance was above median for the three-year period, and below median for the one- and five-year periods (in the third and fifth quintiles, respectively). For the Multi Asset Income Fund, performance was above median for the three-year period, and below median for the one- and five-year periods (in the fifth and third quintiles, respectively).

For the Global Dynamic Allocation Fund, performance was above median for the one-, three- and five-year periods. For the Global Allocation Fund, performance was above median for the one-, three-, five- and ten-year periods.

AllianzGI Funds.

For the Best Styles Emerging Markets Fund, Best Styles Global Equity Fund, Best Styles International Equity Fund, Best Styles U.S. Equity Fund, and International Growth Fund performance was above median for the one- and three-year periods. For the NFJ Emerging Markets Value Fund and Global Water Fund, performance was above median for the one-, three-, and five-year periods. For the Real Estate Debt Fund, performance was above median for the period since inception on December 27, 2017 ending March 31, 2018. For the Global High Yield Fund, performance was above median for the period since inception on May 3, 2017 ending March 31, 2018. For the Convertible Fund and International Small-Cap Fund, performance was above median for the one-, three-, five- and ten-year periods. For the Emerging Markets Consumer Fund, performance was below median for the one- and three-year periods (in the fourth and fifth quintiles, respectively). For the Emerging Markets Debt Fund, performance was below median for the one- and three-year periods (each in the third quintile). For the Global Sustainability Fund, performance was below median for the one- and three-year periods (each in the fourth quintile). For the Emerging Markets Small-Cap Fund and Europe Equity

Fund, performance was above median for the three-year period, and below median (in the fourth and third quintiles, respectively) for the one-year period. For the High Yield Bond Fund, performance was above median for the ten-year period, and below median for the one-, three-, and five-year periods (in the fifth, fourth, and fourth quintiles, respectively). For the Micro Cap Fund, performance was below median for the one-, three-, five-, and ten-year periods (in the fifth, fifth, third, and third quintiles, respectively). For the NFJ International Small-Cap Value Fund, performance was below median for the one-, three-, and five-year periods (in the fourth, fifth, and third quintiles, respectively). For the Short Duration High Income Fund, performance was above median for the three-year period, and below median for the one- and five-year periods (each in the third quintile). For the Structured Return Fund, performance was above median for the three- and five-year periods, and below median for the one-year period (in the fourth quintile). For the Ultra Micro Cap Fund, performance was above median for the ten-year period, and below median for the one-, three-, and five-year periods (each in the fifth quintile). For the U.S. Equity Hedged Fund, performance was above median for the five-year period, and below median for the one- and three-year periods (each in the third quintile).

In addition, the Independent Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (either by the full Board or by the Performance Committee of the Board).

As part of their review, the Independent Trustees examined the ability of the Investment Manager to provide high-quality investment management and other services to the Renewal Funds and the New Fund. Among other information, the Independent Trustees considered the investment philosophy and research and decision-making processes of the Investment Manager, as well as the Investment Manager’s broker selection process and trading operations; the experience of key advisory personnel and associated persons of the Investment Manager and its affiliates, as applicable, who are or would be responsible for portfolio management of the Renewal Funds and the New Fund; the ability of the Investment Manager to attract and retain capable personnel; the background and capabilities of the senior management and staff of the Investment Manager; employee compensation; and the operational infrastructure, including technology and systems, of the Investment Manager. In addition, the Independent Trustees reviewed the extent and quality of the Investment Manager’s services and expected services with respect to regulatory compliance and ability to comply with the investment policies of the Renewal Funds and the New Fund; the compliance programs and risk controls of the Investment Manager; the specific contractual obligations of the Investment Manager pursuant to the Agreements and the New Fund Agreements; the nature, extent and quality of certain administrative services the Investment Manager is responsible for providing to the Renewal Funds and the New Fund; the Investment Manager’s risk management function; and conditions that

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Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (cont’d)

might affect the ability of the Investment Manager to provide high quality services to the Renewal Funds and the New Fund in the future under the Agreements and the New Fund Agreements, including, but not limited to, the organization’s financial condition and operational stability. Based on the foregoing, the Independent Trustees concluded that the Investment Manager’s investment processes, research capabilities and philosophy were well-suited to each Renewal Fund and the New Fund given its investment objective and policies, that the Investment Manager would be able to continue to meet any reasonably foreseeable obligations under each Agreement and the New Fund Agreements, and that the Investment Manager would otherwise be able to provide services to the Renewal Funds and the New Fund of sufficient extent and quality.

Fee and Expense Information

In assessing the reasonableness of the Renewal Funds’ fees and expenses under the Agreements and the New Fund’s proposed fees and expenses under the New Fund Agreement, the Independent Trustees considered, among other information, each Renewal Fund’s management fee (or, in the case of the Target Funds, each Target Fund’s advisory fee) and New Fund’s proposed management fee, the Renewal Fund’s total expense ratio as a percentage of average daily net assets and the management fees and total expense ratios (in comparison to such Fund’s Broadridge Expense Group) and the New Fund’s expected net expense ratio as a percentage of anticipated average daily net assets, taking into account the expense limitation arrangement that the Investment Manager would observe, and the advisory fees and net expense ratios of peer groups of funds based on information provided by Morningstar. The Independent Trustees also noted the management fee waiver and/or expense limitation agreements observed by the Investment Manager for the Renewal Funds that cap fees or expenses of their various share classes, as certain of these arrangements were proposed to be modified by the Investment Manager.

The Independent Trustees considered how the expected net expense ratio of the New Fund was expected to compare to its Morningstar peers, and considered comparisons of the New Fund’s proposed management fee with the advisory fees of the peer funds compiled from Morningstar. The Independent Trustees noted that the proposed management fees and estimated net expense ratio for Institutional Class shares of the New Fund were lower than both the average and median for Institutional Class shares of funds in the Morningstar peer group.

The Independent Trustees also considered various risks AllianzGI U.S. will bear as sponsoring adviser to the New Fund, which exceed or are in addition to those associated with the management of institutional accounts, including entrepreneurial, reputational, legal and regulatory risks.

In comparing the Renewal Funds to their respective Broadridge Expense Groups, with respect to expenses, the Independent Trustees noted that the Renewal Funds (other than the Target Funds) were not charged a separate administration fee, recognizing that their management fee includes a component for administrative services, while many of the Renewal Funds’ Broadridge Expense Groups have separate advisory and administration agreements with separate fees. The Independent Trustees also took into account the “unitary” administrative fee structure applicable to the Target Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Target Funds, paid for by the Investment Manager out of its administrative fee.

The Independent Trustees also considered information showing the contractual advisory fees charged by the Investment Manager to other funds and accounts, including institutional and separate accounts, with similar investment objective(s) and policies to those of the Renewal Funds, if any. In comparing these fees, the Independent Trustees considered information provided by the Investment Manager as to the generally broader and more extensive services provided to the Renewal Funds in comparison to institutional or separate accounts; the higher demands placed on the Investment Manager’s investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Renewal Funds; the greater entrepreneurial risk in managing retail mutual funds; and the impact on the Investment Manager and expenses associated with the more extensive regulatory regime to which the Renewal Funds are subject in comparison to institutional or separate accounts.

The Independent Trustees reviewed, among other information, information provided by Broadridge comparing each Renewal Fund’s advisory fee or management fee, as applicable, and ratios of total expenses to net assets (“Total Expense Ratios”) for two share classes (Class A and Institutional Class share classes (or, in the case of the Target Funds, Class R6)) to the Renewal Funds’ respective Broadridge Expense Groups for the most recent fiscal year ended March 31, 2018. Class A shares of the applicable Broadridge-selected group of comparable funds are referred to below as the “retail expense group,” and Institutional Class or Class R6 shares, as applicable, are referred to as the “institutional expense group.” The Independent Trustees noted that the Broadridge data takes into account any fee reductions or expense limitations that were in effect during a Renewal Fund’s last fiscal year. The Fund-specific fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Independent Trustees. The Renewal Funds’ fee and expense rankings are discussed below relative to the median of the applicable Broadridge Expense Groups. A Renewal Fund whose fees and expenses were below median had fees and expenses that were less than the median fees and expenses of its peer group, while a Renewal Fund whose fees and expenses were above median had fees and expenses that were higher than the median fees and expenses of its peer group. For those Renewal Funds whose fees or expenses were higher than the median, the specific quintile rankings

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are also noted below with respect to the relevant above-median fee or expense categories (unless quintile rankings were not provided to the Independent Trustees by Broadridge, in which case fund rankings are provided). For the purposes of Broadridge Expense Group quintile rankings, higher fees and expenses result in a lower quintile ranking, with the first quintile being the highest and the fifth quintile being the lowest ranking.

Target Funds and Allocation Funds.

For the 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, 2040 Fund, 2045 Fund, and 2050 Fund contractual advisory fees were below median for the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for the retail and institutional expense groups. For the 2055 Fund, contractual advisory fees were below median for the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were at the median for the retail expense group and below the median for the institutional expense group. For the Multi Asset Income Fund, contractual advisory fees were at the median for the retail expense group and below median for the institutional expense group, and total expense ratios (taking fee waivers and/or expense limitations into account) were above median (third quintile) for the retail expense group and below median for the institutional expense group.

For the Global Allocation Fund, contractual management fees were above median (third out of four) for the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for the retail and institutional expense groups. For the Global Dynamic Allocation Fund, contractual management fees were below median for the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for the retail and institutional expense groups.

AllianzGI Funds.

For the Best Styles Emerging Markets Fund, Best Styles Global Equity Fund, Best Styles International Equity Fund, Best Styles U.S. Equity Fund, Europe Equity Fund, Global Sustainability Fund, International Growth Fund, NFJ Emerging Markets Value Fund, NFJ International Small-Cap Value Fund, Short Duration Fund, Structured Return Fund, and U.S. Equity Hedged Fund, contractual management fees were below median for the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for the retail and institutional expense groups. For the Convertible Fund, contractual management fees were below median for the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were at the median for the retail and institutional expense groups. For the Emerging Markets Consumer Fund, contractual management fees were below median for the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were above median (third and fourth quintiles, respectively) for the retail and institutional expense groups. For the Emerging Markets Debt Fund, contractual management fees were at the median for the retail expense group and below median for the institutional expense group, and total expense ratios (taking fee waivers and/or expense limitations into account) were at the median for the retail expense group and above median (third quintile) for the institutional expense group. For the Emerging Markets Small-Cap Fund, contractual management fees were below median for the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were above median (fourth quintile) for the retail expense group and below median for the institutional expense group. For the Global Water Fund, contractual management fees were above median (both fifth quintiles) for the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were above median (both third quintiles) for the retail and institutional expense groups. For High Yield Bond Fund, contractual management fees were below median for the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were above median (fourth quintile) for the retail expense group and below median for the institutional expense group. For the International Small-Cap Fund, contractual management fees were at the median for the retail expense group and above median (third quintile) for the institutional expense group, and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for the retail and institutional expense groups. For the Micro Cap Fund, contractual management fees were above median (fourth and third quintiles, respectively) for the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for the retail expense group and above median (third quintile) for the institutional expense group. For the Ultra Micro Cap Fund, contractual management fees were above median (both fifth quintile) for the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were above median (both fifth quintile) for the retail and institutional expense groups.

Only the institutional expense group was considered for the Global High Yield Fund and the Real Estate Debt Fund. For the Global High Yield Fund, contractual management fees and total expense ratios (taking fee waivers and/or expense limitations into account) were below median. For the Real Estate Debt Fund, contractual management fees were at the median, and total expense ratios (taking fee waivers and/or expense limitations into account) were below median.

The Independent Trustees also considered the estimated profitability to the Investment Manager of its relationship with each Renewal Fund and determined that such profitability did not appear to be excessive.

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Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (cont’d)

The Independent Trustees also considered the estimated profitability to the Investment Manager from its relationship with the New Fund and noted that such profitability was expected to be negative for the New Fund’s first year of operations based on average net asset assumptions. The Independent Trustees considered the extent to which the Investment Manager may realize economies of scale or other efficiencies in managing and supporting the Renewal Funds and the New Fund. The Independent Trustees took into account that, as open-end investment companies, the Renewal Funds and the New Fund intend to raise additional assets, so as the assets of the Renewal Funds and the New Fund grow over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base or across a variety of products and services, while also taking into account the fee waiver and expense limitation arrangements observed by the Investment Manager for applicable Renewal Funds and the New Fund. Additionally, the Independent Trustees considered so-called “fall-out benefits” to the Investment Manager, as a result of its advisory arrangements with the Renewal Funds and the New Fund, including research, statistical and quotation services from broker-dealers executing the Renewal Funds’ and the New Fund portfolio transactions on an agency basis, and enhanced visibility for marketing and distribution of other products managed by the Investment Manager. The Independent Trustees also took into account the entrepreneurial, legal, regulatory and business risks the Investment Manager has undertaken and will undertake as investment manager and sponsor of the Renewal Funds and the New Fund. The Trustees also took into account that the Investment Manager agreed to a permanent reduction of the management fee for certain Renewal Funds effective July 1, 2018 and agreed to continue various fee waiver and expense limitation arrangements for these and other Renewal Funds for an additional year.

After reviewing these and other factors described herein, the Independent Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s responses and on-going efforts relating to the investment performance of the Renewal Funds. The Independent Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager and should be continued. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Independent Trustees unanimously concluded that the continuation of the Agreements with respect to the Renewal Funds were in the interests of the applicable Renewal Funds and their shareholders, and determined to recommend that the continuance of the Agreements be approved by the full Board.

After reviewing these and other factors described herein, the Independent Trustees concluded, within the context of their overall conclusions regarding the New Fund Agreements, that the proposed fees payable under the New Fund Agreements represent reasonable compensation in light of the nature, extent and quality of the services to be provided by the Investment Manager and should be approved for an initial two-year period. After further discussion, and based on their evaluation of factors they deemed to be material, including those factors described above, the Independent Trustees concluded that the initial approval of the New Fund Agreements was in the interests of the New Fund and its shareholders and determined to recommend that the New Fund Agreements be approved by the full Board.

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Privacy Policy

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of the past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

∎

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to these secure pages is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to

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Privacy Policy (cont’d)

access your account information online. This information serves to verify your identity. When you enter Personal Information to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access — Disclaimer which is incorporated herein by reference and is available on our website.

∎

Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

∎	Use of Social Media Plugins Our website uses the following Social Media Plugins (“Plugins”):

∎	Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

∎	Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

∎	LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

∎	Facebook: https://de-de.facebook.com/about/privacy

∎	Twitter: https://twitter.com/privacy

∎	Linked In: https://www.linkedin.com/legal/privacy-policy

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy, annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

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Allianz Funds Multi-Strategy Trust—Board of Trustees

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated below. Unless otherwise indicated, the correspondence address of all persons below is: 1633 Broadway, New York, New York 10019. The Funds’ Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, C and R) or 1-800-498-5413 ( Class P, Class R6, Institutional and Administrative classes).

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees(1)

Davey S. Scoon 1946 Chairman of the Board of Trustees	12/2014 to present	Adjunct Professor, University of Wisconsin-Madison (since 2011).	65	Director, Albireo Pharma, Inc. (since 2016); and Director, AMAG Pharmaceuticals, Inc. (since 2006). Formerly, Director, Biodel Inc. (2013-2016); Director, Orthofix International N.V. (2011-2015); and Chairman, Tufts Health Plan (1997-2014).

Deborah A. DeCotis 1952	3/2011 to present	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); and Principal, LaLoop LLC, a retail accessories company (1999-2014).	92	None.

F. Ford Drummond 1962	12/2014 to present	Owner/Operator, Drummond Ranch; and Chairman , Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).	65	Director, Bancfirst Corporation.

Bradford K. Gallagher 1944	9/2010 to present	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); and Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013)	92	None.

James A. Jacobson 1945	12/2009 to present	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014).	92	Formerly, Trustee Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016).

Hans W. Kertess 1939	3/2008 to present	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	92	None.

James S. MacLeod 1947	12/2014 to present	Executive Chairman of the Board, CoastalSouth Bancshares, Inc.; Chairman, CoastalStates Bank; Vice Chairman of the Board and Member of Executive Committee, University of Tampa; Trustee, MUSC Foundation and Director, Mortgage Bankers Association of America. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation; and Chief Executive Officer, Homeowners Mortgage.	65	Non-Executive Chairman & Director, Sykes Enterprises, Inc.

William B. Ogden, IV 1945	3/2008 to present	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	92	None.

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Allianz Funds Multi-Strategy Trust—Board of Trustees (cont’d)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

Alan Rappaport 1953	6/2010 to present	Advisory Director (formerly, Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); and Trustee and Member of Board of Overseers, NYU Langone Medical Center (2007-2015).	65	None.

A. Douglas Eu (2) 1961	4/2016 to present	Chief Executive Officer, Managing Director and Chairman of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2016); and Member of the Global Executive Committee of Allianz Global Investors GmbH (since 2006). Formerly, Chief Executive Officer of Allianz Global Investors Asia Pacific GmbH (2006-2015).	65	Formerly, Director, Securities and Futures Commission Advisory Committee Hong Kong (2007-2013).

Erick R. Holt(2) 1952	12/2017 to present	Board Member, Global Chief Risk Officer, General Counsel and Chief Compliance Officer (2006 – December 2017) of Allianz Asset Management GmbH.	65	None.

*	Includes 27 PIMCO Funds that the Trustee currently presides over.

(1)

“Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds.

(2)	Mr. Eu are Mr. Holt “Interested Persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to their affiliation with the Investment Manager/Adviser and its affiliates.

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Unaudited

Allianz Funds Multi-Strategy Trust—Officers

Name, Address and Year of Birth and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years

Thomas J. Fuccillo 1968 President and Chief Executive Officer	4/2016 to present	Managing Director, Chief Regulatory Counsel and Head of Retail and Funds Legal of Allianz Global Investors U.S. Holdings LLC; Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Secretary and Chief Legal Officer of The Korea Fund, Inc. President and Chief Executive Officer of 65 funds in the Fund Complex. Formerly, Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex (2004-2016).

Scott Whisten 1971 Treasurer, Principal Financial and Accounting Officer	3/2008 to present	Director of Allianz Global Investors U.S. LLC; and Treasurer, Principal Financial and Accounting Officer of 65 funds in the Fund Complex. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2007-2018).

Angela Borreggine 1964 Chief Legal Officer and Secretary	4/2016 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Secretary and Chief Legal Officer of 65 funds in the Fund Complex. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).

Thomas L. Harter, CFA 1975 Chief Compliance Officer	6/2013 to present	Director of Allianz Global Investors U.S. Holdings LLC; Director, Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC; and Chief Compliance Officer of 65 funds in the Fund Complex and of The Korea Fund, Inc.

Richard J. Cochran 1961 Assistant Treasurer	5/2018 to present	Vice President of Allianz Global Investors U.S. LLC and Assistant Treasurer of 65 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1974 Assistant Treasurer	1/2011 to present	Director of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc.; and Assistant Treasurer of 65 funds in the Fund Complex. Formerly, Assistant Treasurer of The Korea Fund, Inc. (2016-2018).

Debra Rubano 1975 Assistant Secretary	12/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 65 funds in the Fund Complex.

Craig Ruckman 1977 Assistant Secretary	12/2017 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 65 funds in the Fund Complex. Formerly, Associate of K&L Gates LLP (2012-2016).

Paul Koo(1) 1964 Assistant Secretary	6/2013 to present	Director, Head of US Compliance, Chief Compliance Officer of Allianz Global Investors U.S. LLC, Chief Compliance Officer of Allianz Global Investors Distributors LLC and Assistant Secretary of 58 funds in the Fund Complex. Formerly, Chief Compliance Officer of NFJ Investment Group LLC (2016-2017); and Associate Chief Compliance Officer, Dodge & Cox (2010-2011).

Thomas W. Oliver(2) 1971 Assistant Secretary	12/2012 to present	Portfolio Manager and Managing Director of Allianz Global Investors U.S. LLC (formerly, NFJ Investment Group LLC). Assistant Secretary of 41 funds in the Fund Complex.

*	The officers of the Trust are elected annually by the Board of Trustees

Each of the Trust’s executive officers is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

(1)	Paul Koo is Assistant Secretary of the Trust with a limited authority to open, maintain and close certain custodial and trading accounts for all series of the Trust.
(2)	Thomas W. Oliver is an Assistant Secretary of the Trust with a limited authority to open, maintain and close certain custodial and trading accounts for AllianzGI NFJ Emerging Markets Value Fund.

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Allianz Multi-Strategy Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Deborah A. DeCotis

F. Ford Drummond

A. Douglas Eu

Bradford K. Gallagher

Erick R. Holt

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Officers

Thomas J. Fuccillo

President and Chief Executive Officer

Scott Whisten

Treasurer, Principal Financial and Accounting Officer

Angela Borreggine

Chief Legal Officer and Secretary

Thomas L. Harter

Chief Compliance Officer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Debra Rubano

Assistant Secretary

Paul Koo(1)

Assistant Secretary

Craig Ruckman

Assistant Secretary

Thomas W. Oliver(2)

Assistant Secretary

Investment Manager

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

State Street Bank & Trust Company, which has delegated its obligations as transfer agent to:

DST Asset Management Solutions, Inc.

(Class A, Class C and Class R shares)

P.O. Box 219723

Kansas City, MO 64121-9723

(Class P, Institutional Class, Class R6 and Administrative Class shares)

P.O. Box 219968,

Kansas City, MO 64121-9968

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, C and R shares or (800) 498-5413 for Class P, Institutional, R6 and Administrative shares. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

(1)	Paul Koo is Assistant Secretary of the Trust with a limited authority to open, maintain and close certain custodial and trading accounts for all series of the Trust.
(2)	Thomas W. Oliver is an Assistant Secretary of the Trust with a limited authority to open, maintain and close certain custodial and training accounts for the AllianzGI NFJ Emerging Markets Value Fund.

About Allianz Global Investors

Allianz Global Investors is a leading active asset manager with over 730 investment professionals in 25 offices worldwide and managing $621 billion in assets for individuals, families and institutions.*

Active is the most important word in our vocabulary. Active is how we create and share value with clients. We believe in solving, not selling, and in adding value beyond pure economic gain. We invest for the long term, employing our innovative investment expertise and global resources. Our goal is to ensure a superior experience for our clients, wherever they are based and whatever their investment needs.

Active is: Allianz Global Investors

* Data as of September 30, 2018.

For more information about any of our investment solutions or client services, call your financial advisor or visit us.allianzgi.com.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in each Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, Class R6, Institutional & Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors U.S. LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2018. For information about any product, contact your financial advisor.

us.allianzgi.com

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AZ750AR_093018

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ITEM 2.	CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Messrs. James A. Jacobson and Davey S. Scoon, both of whom serve on the Trust’s Audit Oversight Committee, qualify as “audit committee financial experts,” and that they are “independent,” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $828,188 in 2017 and $1,109,663 in 2018.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2017 and $0 in 2018.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $528,291 in 2017 and $557,792 in 2018. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculations of excise tax distributions.

d)	All Other Fees. There were no other Fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)1.

Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Oversight Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Allianz Funds Multi-Strategy Trust (The “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services to the Trust as well as to the Trust’s investment adviser(1) or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Applicable Service Providers”), if the engagement relates directly to operations and financial reporting of the Trust. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided, the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

The Committee need not evaluate all four factors each time it pre-approves a service; it may rely on previous evaluations to the extent it considers appropriate.

POLICY FOR PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Committee of the Trust will review and if the Committee so determines, pre-approve the scope of the audits of the Trust and proposed audit fees, and permitted non-audit (including audit-related) services that are proposed to be performed by the Trust’s independent accountants for the Trust and its Applicable Service Providers (to the extent the services to be provided to the Applicable Service Providers relate directly to the operations and financial reporting of the Trust). The Committee may also pre-approve services at any other in-person or telephonic Committee meeting. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year by the independent accountants for the Trust and its Applicable Service Providers pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate pre-approval of the President, Treasurer or Assistant Treasurer of the Trust, who may only grant such approval if he or she believes that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:
Annual Trust financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

Individual audit services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

(1) For purposes of this requirement, the term “adviser” does not include sub-advisers that are not affiliated with a Trust’s investment adviser, are overseen by that investment adviser, and whose role is primarily portfolio management.

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Trust merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Federal, state and local income tax compliance; and, sales and use tax compliance, including required filings and amendments

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Trust merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $500,000. Any pre-approval by a Committee Member shall be reported to the full Committee at its next regularly scheduled meeting.

OTHER SERVICES

Services that are proposed to be provided to the Trust which are not audit, audit-related or tax services may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $500,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

PROHIBITED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

Rule 2-01(c)(7) of Regulation S-X provides that an accountant is not independent of the Trust unless the Trust’s Committee approves any permitted non-audit services to be provided to the Trust’s Applicable Service Providers, provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust.

Services to be provided to Applicable Service Providers that are required to be pre-approved, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at a regular or special meeting or by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. If a service is approved by a Committee member, the full Committee is notified of such pre-approval at its next regularly scheduled meeting.

Although the Committee will not be required to pre-approve all services provided to Applicable Service Providers and their affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to Applicable Service Providers and their affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1) The aggregate fees and costs of all non-audit services that, but for the limited exception provided by this section, would require pre-approval by the Committee constitutes no more than five percent of the total fees and costs paid by the Trust and Applicable Service Providers to the independent accountant during the fiscal year during which such non-audit services are provided;

(2) At the time of the engagement for such services, the Trust did not recognize that the services were “non-audit services” that required preapproval; and

(3) Each such service is brought promptly to the attention of the Committee and approved prior to the completion of the audit by the Committee, Committee Chair or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated.

e)2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable.

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2017 Reporting Period was $4,080,639 and the 2018 Reporting Period was $2,998,017.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)

The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the most recent fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 13.	EXHIBITS

(a)(1) Exhibit 99.CODE ETH – Code of Ethics

(a)(2) Exhibit 99_ CERT. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3) Not applicable

(b) Exhibit 99.906 CERT. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Allianz Funds Multi-Strategy Trust

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo President & Chief Executive Officer

Date: December 3, 2018

By:	/s/ Scott Whisten
Scott Whisten Treasurer, Principal Financial & Accounting Officer

Date: December 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo President & Chief Executive Officer

Date: December 3, 2018

By:	/s/ Scott Whisten
Scott Whisten Treasurer, Principal Financial & Accounting Officer

Date: December 3, 2018